================================================================================
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant [_]

Check the appropriate box:

|X|         Preliminary Proxy Statement
[_]         Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
[_]         Definitive Proxy Statement
[_]         Definitive Additional Materials
[_]         Soliciting Material Pursuant to Section 240.14a-12

                                 ACCESSITY CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]         No fee required
|X|         Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.

            1. Title of each class of securities to which transaction applies:
                                 Common Stock
               -----------------------------------------------------------------

            2. Aggregate number of securities to which transaction applies:
                                 21,700,000
               -----------------------------------------------------------------

            3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined) $4.80 per share, which amount is equal to the average of the high
               -----------------------------------------------------------------
               and low prices of the Common Stock of Accessity Corp. as reported
               -----------------------------------------------------------------
               on November 4, 2004
               -----------------------------------------------------------------

            4. Proposed maximum aggregate value of transaction:
                                $104,160,000.00
               -----------------------------------------------------------------

            5. Total fee paid: $20,832.00
                              --------------------------------------------------

[_]         Fee paid previously with preliminary materials.
[_]         Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1) Amount Previously Paid:_________________________________________
            (2) Form, Schedule or Registration Statement No.: __________________
            (3) Filing Party: __________________________________________________
            (4) Date Filed:_____________________________________________________
================================================================================

                                 ACCESSITY CORP.
                          12514 WEST ATLANTIC BOULEVARD
                          CORAL SPRINGS, FLORIDA 33071

Dear Shareholder:

      You are cordially invited to attend the 2004 annual meeting of the shareholders of Accessity Corp. to be held on December 28, 2004, at the Coral Springs Marriott Hotel, Golf Club and Convention Center, 11775 Heron Bay Boulevard, Coral Springs, Florida 33076 at 10:00 a.m., local time. All holders of our common stock as of the close of business on October 29, 2004 are entitled to vote at the 2004 annual meeting.

      Enclosed are a copy of the notice of annual meeting of shareholders, a proxy statement, a proxy card, an annual report on Form 10-KSB and certain other financial information.

      We hope you will be able to attend the meeting. Whether or not you plan to attend, please sign and date the enclosed proxy card as promptly as possible in order to ensure your representation at the meeting. Returning the signed proxy card will not prevent you from voting in person at the meeting, if you so desire, but will help us to secure a quorum and reduce the expense of additional proxy solicitation.

                                   Sincerely,




                                   Barry Siegel,
                                   Chairman of the Board, President and
                                   Chief Executive Officer

Coral Springs, Florida
November      , 2004

                                 ACCESSITY CORP.
                          12514 WEST ATLANTIC BOULEVARD
                          CORAL SPRINGS, FLORIDA 33071
                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 28, 2004
                              --------------------

      NOTICE IS HEREBY GIVEN that the 2004 annual meeting of the shareholders of Accessity Corp. ("Accessity") is to be held on December 28, 2004, at the Coral Springs Marriott Hotel, Golf Club and Convention Center, 11775 Heron Bay Boulevard, Coral Springs, Florida 33076 at 10:00 a.m., local time, for the following purposes:

      1.    To elect Bruce S. Udell as a Class III director of Accessity.

      2. To consider and approve the issuance of shares of common stock of Accessity to the shareholders of Pacific Ethanol, Inc., a California corporation ("PEI") and the limited liability company members of Kinergy Marketing, LLC ("Kinergy") and ReEnergy, LLC ("ReEnergy"), in exchange for their ownership interests in such companies, and the issuance of warrants to acquire shares of common stock of Accessity to holders of issued and outstanding options and warrants to acquire shares of common stock of PEI, pursuant to the Share Exchange Agreement dated as of May 14, 2004, as amended on July 30, 2004 and as of October 1, 2004 (as amended, the "Share Exchange Agreement"), and the consummation of the transactions contemplated thereby (collectively the "Share Exchange"). Upon consummation of the Share Exchange, each of PEI, Kinergy and ReEnergy will become a wholly-owned subsidiary of Accessity. A copy of the Share Exchange Agreement is attached as APPENDIX A to the proxy statement accompanying this notice.

      3. To consider and approve the transfer of DriverShield CRM Corp., a wholly-owned subsidiary of Accessity, to Barry Siegel, the current Chairman of the Board, President and Chief Executive Officer of Accessity, if the Share Exchange is approved by the shareholders.

      4. To consider and approve the sale of Sentaur Corp., a wholly-owned subsidiary of Accessity, to Barry Siegel, if the Share Exchange is approved by the shareholders.

      5. To approve a new 2004 Stock Option Plan of Accessity, if the Share Exchange is approved by the shareholders.

      6. To consider and approve the reincorporation of Accessity in the State of Delaware under the name "Pacific Ethanol, Inc." to occur immediately prior to the consummation of the Share Exchange, if the Share Exchange is approved by the shareholders.

      7. To consider and approve an amendment to the articles of incorporation of Accessity to change the name of Accessity to "Pacific Ethanol, Inc." effective immediately prior to the consummation of the Share Exchange, if the Share Exchange is approved by the shareholder and the reincorporation of Accessity in the State of Delaware does not occur.

      8. To transact such other business as may properly come before this annual meeting or any adjournment or postponement thereof.

      The foregoing proposals are more fully described in the accompanying proxy statement.

      The Board of Directors has fixed the close of business on October 29, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at this annual meeting and at any adjournment or postponement thereof.

      We are first mailing this proxy statement dated November , 2004 and the forms of proxy on or about November , 2004.

                                   By Order of the Board of Directors



                                   Barry Siegel,
                                   Chairman of the Board, President and
                                   Chief Executive Officer

Coral Springs, Florida
November   , 2004

      ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE URGE YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. RETURNING THE SIGNED PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING, IF YOU SO DESIRE, BUT WILL HELP US TO SECURE A QUORUM AND REDUCE THE EXPENSE OF ADDITIONAL PROXY SOLICITATION.

                                TABLE OF CONTENTS

                                                                                                                                Page
                                                                                                                                ----
VOTING AND PROXY...................................................................................................................1
      Summary Information Regarding Proposals Other Than Election of the Class III Director........................................1
      Recommendation of Accessity's Board of Directors.............................................................................3
      How to Vote..................................................................................................................3
      Revoking Your Proxy..........................................................................................................4
      Shareholders Entitled to Vote; Outstanding Shares and Quorum.................................................................4
      Solicitation and Expenses....................................................................................................5
      Availability of Accountants..................................................................................................5

AVAILABLE INFORMATION..............................................................................................................6
      Accessity Corp...............................................................................................................6
      Pacific Ethanol, Inc.........................................................................................................6
      Kinergy Marketing, LLC.......................................................................................................6
      ReEnergy, LLC................................................................................................................6

SUMMARY OF THE SHARE EXCHANGE......................................................................................................7
      The Share Exchange...........................................................................................................7
      Results of the Share Exchange................................................................................................7
      Transfer and Sale of Current Accessity Subsidiaries..........................................................................7
      Adoption of Benefits Plan....................................................................................................8
      Reincorporation..............................................................................................................8
      Corporate Name Change........................................................................................................8
      Accessity Corp...............................................................................................................8
      PEI..........................................................................................................................8
      Kinergy Marketing, LLC.......................................................................................................9
      ReEnergy, LLC................................................................................................................9

ACCESSITY  SUMMARY CONSOLIDATED FINANCIAL INFORMATION.............................................................................17

PEI  SUMMARY CONSOLIDATED FINANCIAL INFORMATION...................................................................................18

KINERGY  SUMMARY FINANCIAL INFORMATION............................................................................................19

REENERGY  SUMMARY FINANCIAL INFORMATION...........................................................................................20

RISK FACTORS......................................................................................................................22

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS.................................................................................35

INFORMATION RELATING TO ACCESSITY.................................................................................................36
      General.....................................................................................................................36
      Nature of Services..........................................................................................................36
      Recent Developments.........................................................................................................37
      Sales and Marketing.........................................................................................................38
      Competition.................................................................................................................38
      Employees...................................................................................................................38
      Facilities..................................................................................................................39
      Legal Proceedings...........................................................................................................39
      Directors and Executive Officers............................................................................................40
      Board Committees and Meetings...............................................................................................41

                                                                  i

                                                                                                                                Page
                                                                                                                                ----
      Director Compensation.......................................................................................................42
      Security Holder Communications with the Board of Directors..................................................................42
      Policy With Regard to Board Members' Attendance at Annual Meetings..........................................................42
      Compensation Committee Interlocks and Insider Participation.................................................................42
      Audit Committee Report......................................................................................................42
      Independent Public Accountant Fees and Services.............................................................................43
      Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Public Accountants....................44
      Section 16(a) Beneficial Ownership Reporting Compliance.....................................................................44
      Code of Ethics..............................................................................................................44
      Compensation of Executive Officers..........................................................................................45
      Stock Option Grants and Exercises...........................................................................................45
      Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values............................................46
      Equity Compensation Plan Information........................................................................................46
      Employment Agreements.......................................................................................................46
      Limitation of Liability and Indemnification Matters.........................................................................47
      Certain Relationships and Related Transactions..............................................................................47
      Security Ownership of Certain Beneficial Owners and Management..............................................................47
      Management's Discussion and Analysis of Financial Condition and Results of Operations.......................................48

INFORMATION RELATING TO PEI.......................................................................................................57
      Overview....................................................................................................................57
      Industry Background.........................................................................................................57
      Strategy....................................................................................................................60
      Customers...................................................................................................................61
      Suppliers...................................................................................................................61
      Competition.................................................................................................................62
      Governmental Regulation.....................................................................................................62
      Additional Environmental Regulations........................................................................................64
      Research and Development....................................................................................................64
      Intellectual Property.......................................................................................................64
      Employees...................................................................................................................65
      Facilities..................................................................................................................65
      Legal Proceedings...........................................................................................................65
      Directors and Executive Officers............................................................................................65
      Board of Directors and Director Compensation................................................................................67
      Compensation of Executive Officers..........................................................................................67
      Stock Options and Warrants..................................................................................................67
      Employment Agreements.......................................................................................................67
      Limitation of Liability and Indemnification Matters.........................................................................69
      Certain Relationships and Related Transactions..............................................................................70
      Security Ownership of Certain Beneficial Owners and Management..............................................................71
      Management's Discussion and Analysis of Financial Condition and Results of Operations.......................................73

INFORMATION RELATING TO KINERGY...................................................................................................76
      Business....................................................................................................................76
      Industry Background.........................................................................................................76
      Customers...................................................................................................................77
      Suppliers...................................................................................................................78
      Competition.................................................................................................................79
      Governmental Regulation.....................................................................................................79
      Environmental Regulation....................................................................................................79

                                                                 ii

                                                                                                                                Page
                                                                                                                                ----
      Employees...................................................................................................................79
      Facilities..................................................................................................................79
      Legal Proceedings...........................................................................................................79
      Management..................................................................................................................79
      Manager and Officer Compensation............................................................................................80
      Stock Options and Warrants..................................................................................................80
      Employment Agreements.......................................................................................................80
      Limitation of Liability and Indemnification Matters.........................................................................80
      Certain Relationships and Related Transactions..............................................................................80
      Security Ownership of Certain Beneficial Owners and Management..............................................................80
      Management's Discussion and Analysis of Financial Condition and Results of Operations.......................................81

INFORMATION RELATING TO REENERGY..................................................................................................83
      Business of ReEnergy........................................................................................................83
      Industry Background.........................................................................................................83
      Customers...................................................................................................................83
      Suppliers...................................................................................................................83
      Competition.................................................................................................................83
      Governmental Regulation.....................................................................................................83
      Environmental Regulation....................................................................................................83
      Research and Development....................................................................................................83
      Intellectual Property.......................................................................................................83
      Employees...................................................................................................................84
      Facilities..................................................................................................................84
      Legal Proceedings...........................................................................................................84
      Management..................................................................................................................84
      Manager and Officer Compensation............................................................................................84
      Stock Options and Warrants..................................................................................................84
      Employment Agreements.......................................................................................................85
      Limitation of Liability and Indemnification Matters.........................................................................85
      Certain Relationships and Related Transactions..............................................................................85
      Security Ownership of Certain Beneficial Owners and Management of ReEnergy..................................................85
      Management's Discussion and Analysis of Financial Condition and Results of Operations.......................................85

PROPOSAL 1 ELECTION OF CLASS III DIRECTOR.........................................................................................87

PROPOSAL 2 APPROVAL OF THE SHARE EXCHANGE AND RELATED TRANSACTIONS................................................................88
      Background of the Share Exchange............................................................................................88
      Recommendation of the Board of Directors of Accessity; Accessity's Reasons For the Share Exchange...........................89
      Recommendation of the Board of Directors of PEI; PEI's Reasons For the Share Exchange.......................................90
      Approval by the Sole Manager of Kinergy; Kinergy's Reasons For the Share Exchange...........................................91
      Recommendation of the Managers of ReEnergy; ReEnergy's Reasons For the Share Exchange.......................................92
      Interests of Certain Persons in the Share Exchange..........................................................................93
      Option Agreement............................................................................................................94
      Agreements with LDI and W. M. Lyles Co......................................................................................94
      Consulting and Noncompetition Agreements....................................................................................94
      Transfer of DriverShield and Sale of Sentaur................................................................................95
      Employment Agreements.......................................................................................................95
      Noncompetition and Nonsolicitation Agreements...............................................................................96

                                                                iii

                                                                                                                                Page
                                                                                                                                ----
      Certain Federal Income Tax Consequences.....................................................................................96
      Accounting Treatment........................................................................................................97
      Regulatory Matters..........................................................................................................97
      No Dissenters' Rights for Shareholders of PEI...............................................................................97
      No Dissenters' Rights for Members of Kinergy or ReEnergy....................................................................98
      Restrictions on Resale of Accessity Common Stock............................................................................98
      Nasdaq SmallCap Market Listing..............................................................................................99

THE SHARE EXCHANGE AGREEMENT.....................................................................................................100
      General....................................................................................................................100
      Share Exchange Consideration...............................................................................................100
      Indemnification............................................................................................................101
      Stock Ownership Following the Share Exchange...............................................................................102
      Stock Certificates.........................................................................................................102
      Corporate Matters..........................................................................................................102
      Conditions to the Share Exchange...........................................................................................103
      Representations and Warranties.............................................................................................105
      Covenants..................................................................................................................106
      Noncompetition and Nonsolicitation Agreements..............................................................................109
      Termination................................................................................................................109
      Expenses and Termination Fees..............................................................................................110

HISTORIC AND PRO FORMA CAPITALIZATION............................................................................................111

COMPARATIVE PER SHARE MARKET PRICE DATA AND DIVIDEND POLICY......................................................................112

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS.........................................................114

OPERATION, MANAGEMENT AND BUSINESS OF ACCESSITY AFTER THE SHARE EXCHANGE.........................................................124
      Business of Accessity......................................................................................................124
      Executive Officers and Directors...........................................................................................124
      Description of Capital Stock of Accessity..................................................................................125
      Listing of Accessity Common Stock..........................................................................................130
      Transfer Agent.............................................................................................................130

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS OF ACCESSITY AFTER THE SHARE EXCHANGE............................................131

COMPARISON OF SECURITIES.........................................................................................................133
      Description of Securities of Accessity.....................................................................................133
      Description of Securities of Pacific Ethanol, Inc. (Delaware)..............................................................133
      Description of Securities of PEI...........................................................................................134
      Description of Kinergy Limited Liability Company Membership Interests......................................................135
      Description of ReEnergy Limited Liability Company Membership Interests.....................................................135

COMPARISON OF SHAREHOLDERS' RIGHTS...............................................................................................136

PROPOSAL 3 APPROVAL OF SUBSIDIARY TRANSFER.......................................................................................138
      General....................................................................................................................138
      Fairness Opinion...........................................................................................................138

                                                                 iv

                                                                                                                                Page
                                                                                                                                ----
PROPOSAL 4 APPROVAL OF SUBSIDIARY SALE...........................................................................................141
      General....................................................................................................................141
      Terms of Subsidiary Sale...................................................................................................141

PROPOSAL 5 APPROVAL OF 2004 PLAN.................................................................................................142
      Purpose....................................................................................................................142
      Administration.............................................................................................................142
      Shares Subject to the 2004 Plan............................................................................................142
      Eligibility................................................................................................................142
      Terms of Options...........................................................................................................143
      Effect of Certain Corporate Events.........................................................................................144
      Amendment of Plan and Grants...............................................................................................144
      Termination of Plan........................................................................................................144
      Federal Income Tax Information.............................................................................................144
      Possible Anti-Takeover Effects.............................................................................................145
      New Plan Benefits..........................................................................................................146
      Equity Compensation Plan Information.......................................................................................146

PROPOSAL 6 APPROVAL OF DELAWARE REINCORPORATION..................................................................................147
      Reasons for the Delaware Reincorporation...................................................................................147
      The Reincorporation Merger.................................................................................................147
      Dissenters' Rights.........................................................................................................149
      Termination of Rights Agreement and Elimination of Junior Participating Preferred Stock....................................151
      Accounting Treatment of the Delaware Reincorporation.......................................................................151
      Acceleration of Outstanding Options........................................................................................152
      Federal Income Tax Consequences of the Delaware Reincorporation............................................................152
      No Change in Reporting Status..............................................................................................152
      Board of Directors Reservation of Rights...................................................................................152
      Delaware and New York Corporate Laws.......................................................................................153
      Authorized Shares..........................................................................................................154

PROPOSAL 7 APPROVAL OF CORPORATE NAME CHANGE.....................................................................................159

SHAREHOLDER PROPOSALS............................................................................................................160

SOLICITATION AND OTHER MATTERS...................................................................................................160

APPENDIX A      Share Exchange Agreement and Amendments No. 1 and No. 2 to Share Exchange Agreement
APPENDIX B      Form of 2004 Stock Option Plan of Accessity
APPENDIX C      Form of Agreement and Plan of Merger for Delaware Reincorporation
APPENDIX D      Form of Certificate of Incorporation of Pacific Ethanol, Inc. (Delaware)
APPENDIX E      Form of Bylaws of Pacific Ethanol, Inc. (Delaware)
APPENDIX F      Financial Statements
APPENDIX G      Sections 623 and 910 of the New York Business Corporation Law regarding dissenters' rights
APPENDIX H      Fairness Opinion of BearingPoint, Inc. addressed to the Board of Directors of Accessity

                                                                 v

                                 ACCESSITY CORP.
                       PROXY STATEMENT FOR ANNUAL MEETING
                          OF SHAREHOLDERS TO BE HELD ON
                                DECEMBER 28, 2004
                              --------------------

                                 PROXY STATEMENT
                              --------------------

                                VOTING AND PROXY

      Accessity Corp. ("Accessity") is furnishing this proxy statement in connection with the solicitation of proxies by the board of directors of Accessity for use at the 2004 annual meeting of shareholders to be held on December 28, 2004, at the Coral Springs Marriott Hotel, Golf Club and Convention Center, 11775 Heron Bay Boulevard, Coral Springs, Florida 33076 at 10:00 a.m., local time, or at any adjournment or postponement of the meeting. This proxy statement and the accompanying notice of annual meeting, proxy card and annual report on Form 10-KSB are first being mailed to shareholders on or about November , 2004.

SUMMARY INFORMATION REGARDING PROPOSALS OTHER THAN ELECTION OF THE CLASS III DIRECTOR

      The respective boards of directors of Accessity and Pacific Ethanol, Inc. ("PEI"), and the respective managers of Kinergy Marketing, LLC ("Kinergy"), and ReEnergy, LLC ("ReEnergy"), have agreed to their companies being acquired by Accessity pursuant to a share exchange transaction in which the shareholders of PEI and the limited liability company members of Kinergy and ReEnergy will exchange their ownership interests in such companies for shares of common stock of Accessity and holders of options and warrants to acquire shares of common stock of PEI will exchange their options and warrants for warrants to acquire shares of common stock of Accessity. This transaction is referred to in this proxy statement as the "Share Exchange" and PEI, Kinergy and ReEnergy are sometimes referred to in this proxy statement as the "Acquired Companies."

      If the Share Exchange is completed, each of PEI, Kinergy and ReEnergy will become a wholly-owned subsidiary of Accessity. The shares of Accessity common stock to be issued to the shareholders of PEI and limited liability company members of Kinergy and ReEnergy, together with the shares of Accessity common stock issuable upon the exercise or conversion of all outstanding options and warrants and convertible debt, as the case may be, of PEI, will represent approximately 86% of the outstanding common stock of Accessity after the consummation of the Share Exchange.

      At the annual meeting, the shareholders of Accessity will be asked to consider and approve the Share Exchange pursuant to a Share Exchange Agreement dated as of May 14, 2004, as amended on July 30, 2004 and as amended as of October 1, 2004 (as amended, the "Share Exchange Agreement"), and the consummation of the transactions contemplated thereby and several additional proposals related to the consummation of the Share Exchange including the Subsidiary Transfer (as defined below) and the Subsidiary Sale (as defined below). A copy of the Share Exchange Agreement is attached as APPENDIX A to this proxy statement.

      In the Share Exchange, PEI shareholders will have the right to receive one share of Accessity common stock in exchange for each share of PEI common stock they then own (the "PEI Exchange Ratio"), the sole limited liability company member of Kinergy will have the right to receive 38,750 shares of Accessity common stock in exchange for each 1% of outstanding limited liability company interest he then owns (the "Kinergy Exchange Ratio"), and the limited liability company members of ReEnergy will have the right to receive 1,250 shares of Accessity common stock in exchange for each 1% of outstanding limited liability company interest they then own (the "ReEnergy Exchange Ratio"). In addition, the holders of options and warrants to acquire shares of PEI common stock will receive warrants to acquire an aggregate of 1,188,487 shares of Accessity common stock at exercise prices ranging from $0.0001 per share to $2.00 per share in exchange for cancellation of outstanding options and warrants.

      The Board of Directors of Accessity has also approved, subject to the approval of the Share Exchange by Accessity shareholders:

      o the transfer of DriverShield CRM Corp. ("DriverShield"), a wholly-owned subsidiary of Accessity, to Barry Siegel, the current Chairman of the Board, President and Chief Executive Officer of Accessity, the issuance of up to 400,000 shares of Accessity common stock to Barry Siegel and 200,000 shares of Accessity common stock to Philip Kart, Accessity's current Chief Financial Officer, the execution of a consulting and noncompetition agreement between Accessity and each of Barry Siegel and Philip Kart and the agreement of each of Messrs. Siegel and Kart to relinquish cash payments that otherwise would be due to each of them under their respective employment agreements with Accessity as a result of the consummation of the Share Exchange (collectively, the "Subsidiary Transfer");

      o the sale of Sentaur Corp. ("Sentaur"), a wholly-owned subsidiary of Accessity, to Barry Siegel (the "Subsidiary Sale");

      o     the 2004 Stock Option Plan of Accessity (the "2004 Plan");

      o the reincorporation of Accessity in the State of Delaware under the name "Pacific Ethanol, Inc." to occur immediately prior to the consummation of the Share Exchange (the "Delaware Reincorporation"); and

      o an amendment to the articles of incorporation of Accessity to change the name of Accessity to "Pacific Ethanol, Inc." effective immediately prior to the consummation of the Share Exchange, if the Share Exchange is approved by the shareholders and the Delaware Reincorporation does not occur (the "Corporate Name Change").

      The Delaware Reincorporation will be effected through a merger of Accessity with and into a wholly-owned Delaware subsidiary of Accessity named Pacific Ethanol, Inc., to be formed for the purpose of effecting the reincorporation (the "Delaware Reincorporation Subsidiary"). In lieu of receiving common stock of the Delaware Reincorporation Subsidiary, Accessity shareholders will have dissenters' rights. Accessity shareholders who properly demand these rights will receive cash for the fair value of the Accessity common stock that they held prior to the merger. The fair value would be determined by a court or by agreement between Accessity and its shareholders who exercise their dissenters' rights. If the proposal to reincorporate Accessity in the State of Delaware is approved by the Accessity shareholders, but Accessity receives demands for exercise of dissenters' rights that exceed 1% of the outstanding shares of Accessity common stock, Accessity's board of directors may elect not to proceed with the reincorporation. If the board of directors elects not to proceed with the reincorporation or if the proposal is not approved by Accessity's shareholders, Accessity will remain a New York corporation, provided the Corporate Name Change is approved by the shareholders, Accessity and will change its name to Pacific Ethanol, Inc. If, however, the Delaware Reincorporation is approved, the Delaware Reincorporation Subsidiary will succeed to the rights, properties and assets and assume the liabilities of Accessity, and its financial statements will be substantially identical to Accessity, the only difference being those appropriate to reflect Accessity's new corporate identity, the Share Exchange and the Subsidiary Transfer. This new company (i.e., Accessity Corp., a New York corporation, renamed Pacific Ethanol, Inc. or the Delaware Reincorporation Subsidiary named Pacific Ethanol, Inc.), which combines the operations of the Acquired Companies, is referred to in this proxy statement as the "Combined Company."

      Accessity shareholders will vote on the matters described in this proxy statement at the annual meeting of shareholders on the date set forth above. At the annual meeting, you will be asked:

      o     to elect Bruce S. Udell as a Class III director of Accessity
            (Proposal 1);

      o to approve the issuance of shares of Accessity common stock and options and warrants in the Share Exchange pursuant to the Share Exchange Agreement and the consummation of the transactions contemplated thereby (Proposal 2);

      o to approve the Subsidiary Transfer (Proposal 3), if the Share Exchange is approved by the shareholders;

      o to approve the Subsidiary Sale (Proposal 4), if the Share Exchange is approved by the shareholders;

      o to approve the 2004 Plan (Proposal 5), if the Share Exchange is approved by the shareholders;

      o to approve the Delaware Reincorporation (Proposal 6), if the Share Exchange is approved by the shareholders; and

      o to approve the Corporate Name Change (Proposal 7), if the Share Exchange is approved by the shareholders and the Delaware Reincorporation does not occur.

Neither the Share Exchange nor the other matters described in this proxy statement (other than the election of a Class III director) can be completed unless the shareholders of Accessity approve the Share Exchange and the other matters described in this proxy statement (other than the election of a Class III director).

RECOMMENDATION OF ACCESSITY'S BOARD OF DIRECTORS

      The board of directors of Accessity, by unanimous vote, has determined that the Share Exchange is in the best interests of the holders of Accessity's common stock. In addition, the board of directors, by unanimous vote of a majority of the disinterested directors, has determined that the Subsidiary Transfer and the Subsidiary Sale are in the best interests of the holders of Accessity's common stock. The decisions of the board of directors of Accessity to enter into the Subsidiary Transfer are based upon its evaluation of a number of factors, including, among others, the written opinion dated October 9, 2004, and confirmed in writing as of the date of this proxy statement, of BearingPoint, Inc. ("BearingPoint") that, based upon and subject to the matters set forth in the written opinion, as of such dates, the Subsidiary Transfer is fair from a financial point of view to Accessity and the shareholders of Accessity. See "Proposal 3--Approval of the Subsidiary Transfer--Fairness Opinion." In addition, the board of directors of Accessity, by unanimous vote, has determined that the approval of 1995 Plan amendment, the 2004 Plan, and the Delaware Reincorporation is in the best interests of the shareholders of Accessity.

HOW TO VOTE

      Shares held directly in your name as the "Shareholder of Record" may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you currently plan to attend the annual meeting, we recommend that you also submit your proxy card as described below so that your vote will be counted if you later decide not to attend the annual meeting. Shares held through a broker or other nominee may be voted in person by you only if you obtain a signed legal proxy from the record holder giving you the right to vote the shares.

      Your vote is very important. Whether or not you plan to attend the annual meeting, please take the time to vote by completing and mailing the enclosed proxy card to us. If you complete, sign, date and mail your proxy card without indicating how you want to vote, your proxy will count as a vote in favor of all proposals contained in this proxy statement. You may vote at the annual meeting if you own shares as of the close of business on October 29, 2004.

      Upon written or oral request, Accessity will promptly supply such shareholders additional copies of this proxy statement. These requests should be made by contacting Accessity's principal executive offices at 12514 West Atlantic Boulevard, Coral Springs, Florida 33071 or by telephone at (954) 752-6161, Attention: Investor Relations. If shareholders sharing the same address are receiving multiple copies of annual reports or proxy statements, such shareholders can request delivery in the future of only a single copy of the annual reports or proxy statements by contacting Accessity at the above address.

REVOKING YOUR PROXY

      A shareholder of Accessity who has submitted a proxy card may revoke it at any time before it is voted, but only by executing and returning to the secretary of Accessity at 12514 West Atlantic Boulevard, Coral Springs, Florida 33071, a proxy card bearing a later date, by giving notice of revocation to the secretary of Accessity, or by attending the annual meeting and voting in person. Attendance at the annual meeting does not, by itself, revoke a proxy. A stockholder who holds shares through a broker or other nominee must bring a legal proxy to the annual meeting if that shareholder desires to vote at the annual meeting.

SHAREHOLDERS ENTITLED TO VOTE; OUTSTANDING SHARES AND QUORUM

      Only holders of record of Accessity common stock at the close of business on the record date, October 29, 2004, are entitled to notice of and to vote at the annual meeting. On the record date, there were 2,339,414 shares of Accessity common stock issued and outstanding. Each share of common stock is entitled to one vote on each matter brought before the annual meeting. The presence in person or by proxy of holders of a majority of the issued and outstanding common stock as of the record date will constitute a quorum at the annual meeting. If a quorum is not present, the annual meeting may be adjourned from time to time until a quorum is obtained. Shares of Accessity common stock represented in person or by proxy, as well as abstentions and "broker non-votes" will be counted for purposes of determining whether a quorum is present at the annual meeting.

      Directors are elected by a plurality. Therefore, for Proposal 1, the election of Bruce S. Udell as a Class III director, the nominee receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on Proposal 1.

      Approval of Proposal 2, the Share Exchange, requires the affirmative vote of the majority of Accessity's outstanding shares of common stock as of the record date.

      Approval of Proposal 3, the Subsidiary Transfer, requires the affirmative vote of holders of a majority of outstanding shares of Accessity common stock as of the record date.

      Approval of Proposal 4, the Subsidiary Sale, requires the affirmative vote of holders of a majority of outstanding shares of Accessity common stock as of the record date.

      Approval of Proposal 5, the adoption of the 2004 Plan, requires the affirmative vote of a majority of the shares of Accessity common stock entitled to vote at and present in person or represented by proxy at the meeting.

      Approval of Proposal 6, the Delaware Reincorporation, requires the affirmative vote of holders of a majority of outstanding shares of Accessity common stock as of the record date.

      Approval of Proposal 7, the Corporate Name Change, requires the affirmative vote of holders of a majority of the outstanding shares of Accessity common stock as of the record date.

SOLICITATION AND EXPENSES

      Regardless of whether the Share Exchange is consummated, each of Accessity, PEI, Kinergy and ReEnergy will pay its own costs and expenses incurred in connection with the Share Exchange Agreement and the transactions contemplated thereby, except that fees and expenses (other than attorneys' fees) incurred in connection with the printing and filing of this proxy statement will be paid by Accessity. However, if Accessity receives a Superior Proposal (as defined in the Share Exchange Agreement and described below) and terminates the Share Exchange Agreement, then Accessity is required to pay the reasonable fees and expenses of each of PEI, Kinergy and ReEnergy up to an aggregate maximum amount of $150,000 for all of the Acquired Companies.

      Subject to the foregoing, the cost of soliciting proxies will be paid by Accessity. In addition to solicitations by mail, some directors, officers and regular employees of Accessity, without extra remuneration, may conduct solicitations by telephone, facsimile and personal interview. Accessity will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock. Accessity has no present plans to hire special employees or paid solicitors to assist it in obtaining proxies, but it reserves the right to do so if it believes it is necessary to secure a quorum. As of the date of this proxy statement, the board of directors of Accessity has no knowledge of any matters to be presented for consideration at the annual meeting other than those referred to above. However, persons named in the accompanying form of proxy will have the authority to vote such proxy as to any other matters which do properly come before the meeting and as to matters incidental to the conduct of the meeting, according to their discretion.

AVAILABILITY OF ACCOUNTANTS

      A representative of Nussbaum Yates & Wolpow, P.C., Accessity's Independent Registered Public Accountants, is not expected to be present at the annual meeting, but will be available by telephone.

      THE ABOVE MATTERS ARE DISCUSSED IN DETAIL IN THE PROXY STATEMENT. THE PROPOSED SHARE EXCHANGE AND RELATED TRANSACTIONS ARE COMPLEX TRANSACTIONS AND INVOLVE SIGNIFICANT RISKS. SHAREHOLDERS OF ACCESSITY AND PEI AND MEMBERS OF KINERGY AND REENERGY ARE URGED TO READ AND CONSIDER CAREFULLY THIS PROXY STATEMENT IN ITS ENTIRETY, PARTICULARLY THE MATTERS REFERRED TO ON PAGE 22, UNDER "RISK FACTORS."

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROXY STATEMENT.

               The date of this Proxy Statement is November , 2004

                              AVAILABLE INFORMATION

      YOU SHOULD RELY ONLY ON THE INFORMATION PROVIDED IN THIS PROXY STATEMENT. WE HAVE AUTHORIZED NO ONE TO PROVIDE YOU WITH ADDITIONAL OR DIFFERENT INFORMATION. YOU SHOULD NOT ASSUME THAT THE INFORMATION IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THE DOCUMENT.

ACCESSITY CORP.

      Accessity Corp. is a New York corporation. Accessity's principal executive offices are located at 12514 West Atlantic Boulevard, Coral Springs, Florida 33071, and its telephone number is (954) 752-6161.

      Accessity files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission, or SEC. You may inspect and copy such material at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. You may also obtain copies of such material from the SEC at prescribed rates by writing to the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington. D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms. You can also find Accessity's SEC filings at the SEC's website at http://www.sec.gov. Accessity is not incorporating any documents by reference into this proxy statement.

      Accessity's common stock is quoted on The Nasdaq SmallCap Market. The trading symbol for Accessity is "ACTY." You may inspect reports and other information concerning Accessity at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

PACIFIC ETHANOL, INC.

      Pacific Ethanol, Inc. is a California corporation. PEI's principal executive offices are located at 5711 N. West Avenue, Fresno, California 93711, and its telephone number is (559) 435-1771.

      PEI was incorporated in California in January 2003. PEI is not subject to the information reporting requirements of the Securities Exchange Act of 1934, or Exchange Act, and accordingly does not file reports, proxy statements or other information with the SEC.

KINERGY MARKETING, LLC

      Kinergy Marketing, LLC is an Oregon limited liability company. Kinergy's principal executive offices are located at 1260 Lake Blvd., Suite 225, Davis, California 95616, and its telephone number is (530) 750-3017.

      Kinergy was organized in Oregon in September 2000. Kinergy is not subject to the information reporting requirements of the Exchange Act, and accordingly does not file reports, proxy statements or other information with the SEC.

REENERGY, LLC

      ReEnergy, LLC is a California limited liability company. ReEnergy's principal executive offices are located at 6020 Commerce Boulevard, Suite 128, Rohnert Park, California 94928, and its telephone number is (707) 588-9885.

      ReEnergy was organized in California in March 2001. ReEnergy is not subject to the information reporting requirements of the Exchange Act, and accordingly does not file reports, proxy statements or other information with the SEC.

                          SUMMARY OF THE SHARE EXCHANGE

      THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FOUND IN GREATER DETAIL ELSEWHERE IN THIS PROXY STATEMENT. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. ACCESSITY URGES YOU TO READ THE ENTIRE PROXY STATEMENT (INCLUDING THE APPENDICES) BEFORE YOU DECIDE HOW TO VOTE. THE SHARE EXCHANGE AGREEMENT IS ATTACHED AS APPENDIX A TO THIS PROXY STATEMENT. SHAREHOLDERS ARE ENCOURAGED TO READ THE SHARE EXCHANGE AGREEMENT, WHICH IS THE LEGAL DOCUMENT GOVERNING THE SHARE EXCHANGE, THE SUBSIDIARY TRANSFER AND THE SUBSIDIARY SALE.

                           OVERVIEW OF THE TRANSACTION

THE SHARE EXCHANGE

      o Pursuant to the Share Exchange Agreement, the current security holders of each of PEI, Kinergy and ReEnergy will exchange their securities in such companies for newly issued shares of Accessity common stock.

      o It is anticipated that an aggregate of approximately 17,550,000 shares of Accessity common stock will be issued to shareholders of PEI on a fully diluted basis (including up to 2,750,000 shares to be issued in connection with a $7 million equity financing to be used for corporate growth and which is currently in process), an aggregate of 3,875,000 shares of Accessity common stock will be issued to Neil Koehler, the sole limited liability company member of Kinergy, and an aggregate of 125,000 shares of Accessity common stock will be issued to the limited liability company members of ReEnergy. For more information, see "Proposal 2--Approval of the Share Exchange and Related Transactions," "Capitalization" and "Unaudited Pro Forma Combined Condensed Financial Statements."

RESULTS OF THE SHARE EXCHANGE

      o It is anticipated that current security holders of PEI, Kinergy and ReEnergy will collectively own, on a fully-diluted basis, approximately 86% of Accessity common stock outstanding immediately following the exchange, and that current Accessity shareholders will collectively own, on a fully-diluted basis, the remaining approximately 14% of Accessity common stock outstanding immediately following the exchange.

      o Upon consummation of the Share Exchange, all current directors of Accessity will resign except for Kenneth J. Friedman, and Neil Koehler, Ryan Turner, William Lyles, Frank Greinke and John Pimentel will be appointed to the board of directors of the Combined Company. As a result, former directors of PEI will control the board of directors of the Combined Company. Prior to the consummation of the Share Exchange, PEI and Kinergy were not under common control.

      o Following the exchange, each of PEI, Kinergy and ReEnergy will be a wholly-owned subsidiary of Accessity. For more information, see "Proposal 2--Approval of the Share Exchange and Related Transactions."

TRANSFER AND SALE OF CURRENT ACCESSITY SUBSIDIARIES

      o Concurrent with the Share Exchange, it is anticipated that Accessity will transfer DriverShield to Barry Siegel, Accessity's current Chairman of the Board, President and Chief Executive Officer, and sell Sentaur to Barry Siegel. As a result, Accessity will no longer engage in its current businesses but will thereafter conduct the businesses of PEI, Kinergy and ReEnergy. For more information, see "Proposal 2--Approval of the Share Exchange and Related Transactions--Transfer of DriverShield and Sale of Sentaur," "Proposal 3--Approval of Subsidiary Transfer" and "Proposal 4--Approval of Subsidiary Sale."

ADOPTION OF BENEFITS PLAN

      o In connection with the transactions contemplated by the Share Exchange Agreement, it is anticipated that Accessity will adopt the 2004 Plan, a stock option plan to be administered by a committee of Accessity's board of directors under which incentive stock options may be granted to employees (including officer and director employees), and non-statutory stock options may be granted to employees, directors, officers, independent contractors and consultants. For more information, see "Proposal 5--Approval of the 2004 Plan."

REINCORPORATION

      o Immediately prior to the consummation of the Share Exchange, it is anticipated that Accessity will change its name to Pacific Ethanol, Inc. and reincorporate in Delaware. Current Accessity shareholders will have dissenters' appraisal rights under New York law in connection with the reincorporation. If the proposed reincorporation is not approved by the shareholders of Accessity or if the proposal is approved, but Accessity receives demands for exercise of dissenters' rights that exceed 1% of the outstanding shares of Accessity common stock, the board may elect not to proceed with the reincorporation in which case Accessity will remain a New York corporation and, provided the Corporate Name Change Proposal is approved, change its name to Pacific Ethanol, Inc. For more information, see "Proposal 6--Approval of Delaware Reincorporation" and "Proposal 7--Approval of Corporate Name Change."

CORPORATE NAME CHANGE

      o If the Share Exchange is approved by the shareholders and the proposal to reincorporate Accessity in the State of Delaware does not occur, it is anticipated that immediately prior to the consummation of the Share Exchange, Accessity will change its name to Pacific Ethanol, Inc. For more information, see "Proposal 7--Approval of Corporate Name Change."

                       THE COMPANIES TO THE SHARE EXCHANGE

ACCESSITY CORP.

      Accessity is a provider of medical billing recovery services through its wholly-owned subsidiary, Sentaur, and, until January 2003, also was a provider of management and processing services for new automobile claims and repairs through its wholly-owned subsidiary, DriverShield. Effective January 2, 2003, Accessity transferred to ClaimsNet, Inc. all responsibility for such management and processing services pursuant to a Strategic Partnership Agreement by and among Accessity, DriverShield and ClaimsNet, Inc. Although Accessity continues to provide medical billing recovery services through Sentaur, if the Share Exchange is consummated, Accessity will transfer DriverShield to Barry Siegel and sell Sentaur to Barry Siegel. As a result, Accessity will no longer engage in either business but will thereafter conduct the businesses of PEI, Kinergy and ReEnergy.

      Accessity was incorporated in New York on June 28, 1985 under the name First Priority Group, Inc. and was originally engaged in the automotive fleet management business and administration of automobile repairs for businesses, insurance companies and members of affinity groups. For more information, see "Information Relating to Accessity."

PEI

      PEI has purchased a 137-acre parcel of real property in Madera County, California on which it intends to construct an ethanol production facility and a grain receiving, processing and storage facility anticipated to produce up to 35 million gallons of denatured ethanol and 290,000 tons of distillers grain annually. The site already has 50,000 tons of grain storage, a fully automated processing mill, and two existing rail loops that will allow PEI to cost effectively receive corn from any region of the country for making ethanol. Pacific AG Products, LLC ("PAP"), a subsidiary of PEI in which PEI holds 90% of the limited liability company membership interests and Doug Dickson, President of PAP, holds the remaining 10% limited liability company interests, intends to manage corn purchasing for the ethanol plant and to market distillers grain, the main co-product of ethanol manufacturing.

      PEI plans to do the following:

      o make strategic acquisitions in the ethanol refining and marketing industry;

      o construct an ethanol plant in Madera County, California for the production of up to 35 million gallons of ethanol per year (and, if possible, construct an additional ethanol production facility on real property located in Visalia, California with respect to which it has an option to purchase);

      o upon completion of construction of its ethanol production facility, market and sell ethanol using the marketing services of Kinergy primarily in the Central Valley region of California to major and independent oil customers who control the majority of all gasoline sales in California;

      o through PAP, market and sell wet distillers grain ("DWG") to cattle farmers in California; and

      o to the extent possible, sell carbon dioxide, another co-product of ethanol manufacturing, to dry ice companies in California.

      The demand for ethanol in 2003 reached approximately 750 million gallons statewide in California and PEI believes that the demand for ethanol will continue to grow. PEI believes it will have a competitive advantage in the Central Valley of California market because competing Midwest-sourced ethanol must be "double-handled" to reach Central Valley distribution racks. In addition, the San Joaquin Valley (located in the southern half of the Central Valley) has over 1.3 million head of dairy cattle in an area less than 30,000 square miles, which should provide an excellent market for DWG, an important protein source for value dairy cattle.

      PEI was incorporated in California in January 2003. For more information, see "Information Relating to PEI."

KINERGY MARKETING, LLC

      Kinergy is in the business of marketing ethanol throughout the western United States and providing related transportation, storage and delivery services through third party service providers. Kinergy sells ethanol into California, Arizona and Oregon and has extensive customer relationships throughout the western United States. Kinergy's operations generated approximately $35 million in revenues during the year ended December 31, 2003 and approximately $38 million in revenues for the six months ended June 30, 2004. Kinergy believes that by combining its operations with the proposed operations of PEI, and the proposed operations of ReEnergy, the Combined Company can become a leader in the production and sale of ethanol in the State of California and other Western states.

      Kinergy was organized in Oregon in September 2000. Neil Koehler, the Chief Executive Officer of PEI, is the sole manager and sole limited liability company member of Kinergy. For more information, see "Information Relating to Kinergy."

REENERGY, LLC

      ReEnergy intends to develop a large-scale ethanol plant in California. To date, ReEnergy has had no significant operations, other than entering into an Option Agreement dated as of July 30, 2003, with Kent Kaulfuss, a limited liability company member of ReEnergy, and his wife with respect to the acquisition of approximately 89.3 acres of real property located in Visalia, California, with respect to which real property ReEnergy has granted to PEI an option to purchase upon ReEnergy's purchase of same from Kent Kaulfuss and his wife.

      ReEnergy believes that by combining its operations with the proposed operations of PEI, and the operations of Kinergy, the Combined Company can become a leader in the production and sale of ethanol in the State of California and other Western states.

      ReEnergy was organized in California in March 2001. For more information, see "Information Relating to ReEnergy."

                        STRATEGY OF THE COMBINED COMPANY

      The primary goal of the Combined Company is to create a vertically integrated marketing, distribution and production alternative fuels business focused in the ethanol market, employing existing traditional production techniques and concurrently exploring advanced processing methods, including hydrogen fuel cells. The Combined Company will include the ethanol marketing and distribution business of Kinergy that is anticipated to generate revenues of approximately $75 million during 2004. Kinergy has achieved 100% annual revenue growth during the last two years. The Combined Company intends to acquire complementary businesses that will either expand Kinergy's distribution reach, or provide ethanol production to capture more of the value in the ethanol supply chain. To that end, PEI has commenced discussions with several acquisition targets, although no assurance can be given that PEI will be successful in making any acquisitions. The Combined Company expects to use its common stock, where appropriate, to make these proposed acquisitions. To the extent PEI is successful in raising an additional $7 million of equity capital prior to consummation of the Share Exchange, the Combined Company is expected to have approximately $9 million of liquid funds upon consummation of the Share Exchange. In addition, the Combined Company intends to raise additional capital and build one, and possibly additional, ethanol production facilities in California, the state with the largest demand for ethanol. It is expected that funding for construction of the first facility, for which all permits and plans have been completed, will occur, if at all, after the consummation of the Share Exchange. See "Information Relating to PEI--Strategy."

       ACCESSITY'S REASONS FOR THE SHARE EXCHANGE, SUBSIDIARY TRANSFER AND
                                SUBSIDIARY SALE

      The board of directors of Accessity believes that the proposed Share Exchange, Subsidiary Transfer and Subsidiary Sale will establish a new business direction for Accessity, which should provide a significant growth opportunity for Accessity in a burgeoning industry.

      In particular, the board of directors of Accessity believes that the potential benefits of the Share Exchange, Subsidiary Transfer and Subsidiary Sale include the following:

      o the potential size and scope of the business of the Combined Company has greater national market potential than the Sentaur medical business may have, and therefore may be of potentially greater value to Accessity shareholders;

      o the California market for ethanol, as an initial target, is the largest market in the United States and is growing as a result of regulatory actions banning the use of methyl tertiary-butyl ether ("MTBE") in California, which went into effect on January 1, 2004;

      o the alternative fuels business has both mid-term and long-term potential in the United States as the price of fuel has increased and major sources of supply are outside the control of this country;

      o the United States, for geopolitical reasons, needs to diversity from its reliance on foreign oil, the infrastructure for ethanol is in place and ethanol can be used by the millions of vehicles currently in use. In addition, there are opportunities other than ethanol in the alternative fuel markets that the PEI may pursue, which are of a longer-term nature, that also have great potential; and

      o the Acquired Companies provide a strong and experienced management team that Accessity believes has the ability to execute on their combined business plan.

      The board of directors of Accessity, by unanimous vote, has determined that the Share Exchange is in the best interests of the holders of Accessity's common stock. In addition, the board of directors, by unanimous vote of a majority of the disinterested members, has determined that the Subsidiary Transfer and the Subsidiary Sale are in the best interests of the holders of Accessity's common stock. The decision of the board of directors of Accessity to enter into the Share Exchange and Subsidiary Transfer is based upon its evaluation of a number of factors, including, among others, the written opinion dated October 9, 2004, and confirmed in writing as of the date of this proxy statement, of BearingPoint that, based upon and subject to the matters set forth in the written opinion, as of such dates the Subsidiary Transfer is fair from a financial point of view to Accessity and the shareholders of Accessity. See "Proposal 2--Approval of the Share Exchange and Related Transactions," "Proposal 3--Approval of the Subsidiary Transfer--Fairness Opinion," and "Proposal 4--Approval of Subsidiary Sale."

                                  VOTE REQUIRED

      At the close of business on October 29, 2004, the record date for the 2004 annual meeting, 2,339,414 shares of Accessity common stock were issued and outstanding and entitled to vote at the meeting. Approval of the Share Exchange requires the affirmative vote of holders of a majority of outstanding shares of Accessity common stock as of the record date.

                SHARE OWNERSHIP OF MANAGEMENT AND CERTAIN HOLDERS

      As of October 29, 2004, the directors and executive officers of Accessity, as a group, beneficially owned 445,000 shares of Accessity common stock.

               INTERESTS OF CERTAIN PERSONS IN THE SHARE EXCHANGE

      As an Accessity shareholder, you should note that members of Accessity's management and certain members of management of each of PEI, Kinergy and ReEnergy have interests in the Share Exchange that are different from, or in addition to, your interest as a shareholder. If the Share Exchange is completed, certain compensation arrangements for persons that are members of Accessity's management and certain members of management of each of PEI, Kinergy and ReEnergy will be implemented. For more information, see "Proposal 2--Approval of the Share Exchange and Related Transactions--Interests of Certain Persons in the Share Exchange."

                        CONDITIONS TO THE SHARE EXCHANGE

      Accessity will complete the Share Exchange only if a number of conditions are either satisfied or waived by Accessity, some of which include:

      o the representations and warranties of each of the Acquired Companies and the owners thereof made in the Share Exchange Agreement and in all certificates and other documents delivered by such Acquired Company are true and accurate;

      o PEI has raised an additional $7 million in equity capital since October 1, 2004 and prior to closing;

      o each of the Acquired Companies performs and complies in all material respects with all agreements, obligations and conditions contained in the Share Exchange Agreement;

      o holders of at least 95% of PEI's common stock, all of the holders of options and warrants to acquire shares of PEI common stock and all of the limited liability company members of each of Kinergy and ReEnergy sign the Share Exchange Agreement;

      o the Accessity shareholders approve the Share Exchange pursuant to the Share Exchange Agreement and the consummation of the transactions contemplated thereby and, if the Share Exchange is approved by the shareholders, each of the other proposals to be voted on at the annual meeting is also approved;

      o Accessity receives all required consents, approvals, authorizations, filings, notices and recordations of third parties;

      o Accessity enters into a consulting and noncompetition agreement with Barry Siegel, the Chairman of the Board, President and Chief Executive Officer of Accessity, and with Philip Kart, the Chief Financial Officer of Accessity;

      o Accessity enters into noncompetition and nonsolicitation agreements with Ryan Turner, Neil Koehler, William Jones, Andrea Jones and Tom Koehler;

      o Accessity is not required to issue to the holders of PEI common stock and the respective limited liability company members of Kinergy and ReEnergy or any other person more than 21,700,000 shares of Accessity common stock on a fully-diluted basis;

      o Accessity has completed its financial and legal due diligence investigation of each of the Acquired Companies with results thereof satisfactory to Accessity in its sole discretion;

      o Accessity has received a fairness opinion regarding the Subsidiary Transfer;

      o there is no material adverse change to the business, financial condition, operations or financial performance of any of the Acquired Companies;

      o this proxy statement is not subject to any proceedings commenced or threatened by the SEC; and

      o there are no restraining orders, injunctions and other orders preventing the consummation of the Share Exchange.

      Each of the Acquired Companies will complete the Share Exchange only if a number of conditions are either satisfied or waived by each of the Acquired Companies, some of which include:

      o the representations and warranties of Accessity made in the Share Exchange Agreement and in all certificates and other documents delivered by Accessity are true and accurate;

      o Accessity performs and complies in all material respects with all agreements, obligations and conditions contained in the Share Exchange Agreement;

      o holders of at least 95% of PEI's common stock, all of the holders of options and warrants to acquire shares of PEI common stock and all of the limited liability company members of each of Kinergy and ReEnergy sign the Share Exchange Agreement;

      o the Accessity shareholders approve the Share Exchange pursuant to the Share Exchange Agreement and the consummation of the transactions contemplated thereby and, if the Share Exchange is approved by the shareholders, each of the other proposals to be voted on at the annual meeting (other than the election of a Class III director and the Corporate Name Change) is approved;

      o each Acquired Company receives all required consents, approvals, authorizations, filings, notices and recordations of third parties;

      o the Acquired Companies receive written resignations of all officers and directors of Accessity as of the consummation of the Share Exchange, other than the resignation of Kenneth J. Friedman;

      o the shares of Accessity common stock to be issued pursuant to the Share Exchange are validly issued, fully paid and nonassessable under applicable law and have been duly issued in a non-public offering in compliance with all applicable federal and state securities laws;

      o at the time of the closing, Accessity has at least the same cash balance as reported in its Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 filed with the SEC, subject to certain agreed upon adjustments;

      o Accessity has not more than 2,800,000 shares of capital stock issued and outstanding on a fully-diluted basis immediately preceding the closing of the Share Exchange and there are no shares of preferred stock outstanding;

      o the Subsidiary Transfer is completed and each of Barry Siegel and Philip Kart has waived the change in control provisions set forth in his respective employment agreement with Accessity;

      o     the Subsidiary Sale is completed;

      o     Accessity has adopted the 2004 Plan;

      o Accessity has established an escrow account into which Accessity will deposit the net proceeds from a recovery from the current arbitration proceedings with Presidion Solutions, Inc. to be used solely to fund the legal fees, expenses and disbursements incurred in connection with the lawsuit previously filed by Accessity against Mercator Group, LLC, Mercator Advisory Group, LLC, Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP and Mercator Focus Fund, LP, Taurus Global, LLC and the action that was previously filed, dismissed without prejudice and may be re-filed against John E. Burcham, II, Craig A. Vanderburg, James E. Baiers and MediaBus Networks, Inc. n/k/a Presidion Corp. in the Circuit Court of the 11th Judicial Circuit in and for Miami-Dade County, Florida, Case No. 03-30243 CA 15, or as removed or re-filed in such other venue, as the case may be (the "Mercator Action");

      o Accessity has completed its financial and legal due diligence investigation of each of the Acquired Companies with results thereof satisfactory to Accessity in its sole discretion;

      o Accessity has received a fairness opinion regarding the Subsidiary Transfer;

      o there is no material adverse change to the business, financial condition, operations or financial performance of any of the Acquired Companies;

      o this proxy statement is not subject to any proceedings commenced or threatened by the SEC; and

      o there are no restraining orders, injunctions and other orders preventing the consummation of the Share Exchange.

      For more information on the conditions to the Share Exchange, see "The Share Exchange Agreement--Conditions to the Share Exchange. "

                                 INDEMNIFICATION

      The representations and warranties made by PEI, Kinergy and ReEnergy and the holders of ownership interests in such companies in the Share Exchange shall expire on the second anniversary of the closing date unless a claim for recovery based on an alleged inaccuracy or breach of any of such representations or warranties is made prior to the earlier of the second anniversary of the closing date, in which case, such representation or warranty shall survive the second anniversary of the closing until such time as such claim is fully and finally resolved (except for the representations and warranties made with respect to taxes and tax returns, title to properties and encumbrances, intellectual property, compliance with laws and environmental matters, which in each case will survive until the expiration of the applicable statute of limitations for the underlying cause of action plus six months). The Acquired Companies shall, severally and not jointly, indemnify Accessity and its officers, directors, shareholders, successors and assigns against any damages to the extent arising from, relating to or otherwise in respect of any inaccuracy in or breach of any representation or warranty made by such Acquired Company or any failure of such Acquired Company to perform any agreements or covenants of such Acquired Company contained in the Share Exchange Agreement.

      Similarly, the representations and warranties made by Accessity in the Share Exchange will expire on the second anniversary of the closing date unless a claim for recovery based on an alleged inaccuracy or breach of any of such representations or warranties is made prior to the earlier of the second anniversary of the closing date, in which case, such representation or warranty will survive the second anniversary of the closing until such time as such claim is fully and finally resolved. Accessity will indemnify each of the Acquired Companies and their respective owners, warrant holders and option holders, officers, directors, shareholders, successors and assigns against any damages to the extent arising from, relating to or otherwise in respect of any inaccuracy in or breach of any representation or warranty made by Accessity or any failure of Accessity to perform any agreements or covenants of Accessity contained in the Share Exchange Agreement.

      No indemnification payment shall be required to be made until the total of all damages that have been suffered or incurred exceeds $25,000 in the aggregate, at which point the indemnified party is entitled to be indemnified for the entire amount of such damages.

                   TERMINATION OF THE SHARE EXCHANGE AGREEMENT

      The Share Exchange Agreement can be terminated at any time prior to the closing:

      o     by the mutual consent of Accessity and each of the Acquired
            Companies;

      o by either Accessity or any of the Acquired Companies, upon written notice, if there has been a material misrepresentation or any breach on the part of a party to the Share Exchange Agreement in the representations, warranties or covenants contained in the Share Exchange Agreement which is not cured within ten business days;

      o by either Accessity or the Acquired Companies if the closing has not occurred on or before January 7, 2005;

      o by Accessity, if the shareholders of Accessity shall not have approved the Share Exchange Agreement and each of the other proposals contained in this proxy statement (other than the election of a Class III director);

      o by Accessity, if the board of directors of Accessity shall have received a Superior Proposal (as defined in the Share Exchange Agreement);

      o by either Accessity or any of the Acquired Companies, upon written notice, if Accessity or such Acquired Company, as the case may be, shall have determined in good faith not to proceed with the closing on the basis of the results of its financial and legal due diligence investigation of the other parties to the Share Exchange Agreement;

      o by either Accessity or any of the Acquired Companies, if all of the conditions for closing shall not have been satisfied or waived on or before the Final Date (as defined in the Share Exchange Agreement) other than as a result of a breach of the Share Exchange Agreement by the terminating party;

      o by either Accessity or any of the Acquired Companies, if a permanent injunction or other order by any federal or state court that would make illegal or otherwise restrain or prohibit the consummation of the Share Exchange or the other transactions contemplated hereby shall have been issued and shall have become final and nonappealable; or

      o by either Accessity or any of the Acquired Companies, if holders of 1% or more of the common stock of Accessity exercise their dissenters' rights in connection with the proposed Delaware Reincorporation.

      For more information on termination of the Share Exchange Agreement, see "The Share Exchange Agreement--Termination.

                                TAX CONSEQUENCES

      In general, the Share Exchange has been structured to qualify as part of a unified plan for the exchange of stock that is intended by the parties to qualify for non-recognition treatment under Section 351 of the Internal Revenue Code of 1986, or Code. However, no legal opinion will be obtained by Accessity or any of the Acquired Companies with respect to such non-recognition treatment or any other tax consequences of the Share Exchange. See "Proposal 2--Approval of the Share Exchange and Related Transactions--Material Federal Income Tax Consequences."

                              REGULATORY APPROVALS

      Accessity is not required to notify the Federal Trade Commission, or FTC, or the Antitrust Division of the United States Department of Justice before Accessity can complete the Share Exchange. However, the FTC or the Antitrust Division has the authority to challenge the Share Exchange on antitrust grounds before or after the Share Exchange is completed. For more information, see "Proposal 2--Approval of the Share Exchange and Related Transactions--Regulatory Matters."

                           FORWARD-LOOKING STATEMENTS

      Accessity and the Acquired Companies have made forward-looking statements in this proxy statement that are subject to risks and uncertainties. Forward-looking statements include the information concerning possible or assumed future results of operations of Accessity or the Combined Company. Also, words such as "believes," "expects," "anticipates" or similar expressions, indicate that a forward-looking statement is being made. See "Special Note Regarding Forward-Looking Statements."

                                  RISK FACTORS

      You should note that the Share Exchange and an investment in securities of Accessity involve certain risks and uncertainties discussed under "Risk Factors" and elsewhere in this proxy statement. For more information on these risks, see "Risk Factors."

                            MARKETS AND MARKET PRICES

      Accessity's common stock is currently traded on The Nasdaq SmallCap Market under the symbol "ACTY." The following table sets forth the closing price per share of Accessity common stock as reported on The Nasdaq SmallCap Market and the equivalent per share price, as explained below, of PEI common stock on May 13, 2004, the last day of trading before the day the Share Exchange was announced, and on October 29, 2004, the record date:

                                             ACCESSITY         EQUIVALENT PEI
                                           COMMON STOCK           PER SHARE
                                          PER SHARE PRICE          PRICE(1)
                                          ---------------     ---------------
May 13, 2004 .......................        $       2.84        $       2.84
October 29, 2004 ...................        $       4.92        $       4.92

--------------------

(1) The equivalent PEI price represents the price of one share of Accessity common stock.

      The sole limited liability company member of Kinergy will have the right to receive 38,750 shares of Accessity common stock in exchange for each 1% of outstanding limited liability company interest he owns. Accordingly, the equivalent value for each 1% of outstanding limited liability company interests of Kinergy owned by the sole limited liability company member of Kinergy on May 13, 2004, the last day of trading before the day the Share Exchange was announced, and on October 29, 2004, were $110,050 and $190,650, respectively.

      The limited liability company members of ReEnergy will have the right to receive 1,250 shares of Accessity common stock in exchange for each 1% of outstanding limited liability company interest they own. Accordingly, the equivalent value for each 1% of outstanding limited liability company interests owned by the limited liability company members of ReEnergy on May 13, 2004, the last day of trading before the day the Share Exchange was announced, and on October 29, 2004, was $3,550 and $6,150, respectively.

      The number of record holders of shares of Accessity common stock as of October 29, 2004 was 342.

      The actual prices of Accessity common stock prior to or at the time of the closing of the Share Exchange cannot be guaranteed or predicted.

                         NASDAQ SMALLCAP MARKET LISTING

      Accessity expects to submit an initial listing application covering all shares of the Combined Company's common stock (including those shares of Accessity common stock to be issued in connection with the Share Exchange) on The Nasdaq SmallCap Market under the symbol " ." No assurance can be given that the Combined Company will be successful in obtaining this listing on The Nasdaq SmallCap Market. See "Risk Factors."

                                    ACCESSITY

                   SUMMARY CONSOLIDATED FINANCIAL INFORMATION

      The following summary consolidated financial information of Accessity for the years ended December 31, 2003 and 2002 has been derived from and should be read in conjunction with the audited consolidated financial statements of Accessity and related notes thereto included elsewhere in this proxy statement. The following summary consolidated financial information of Accessity as of June 30, 2004 and for each of the six month periods ended June 30, 2004 and 2003 have been derived from and should be read in conjunction with the unaudited consolidated financial statements of Accessity included elsewhere in this proxy statement, which have been prepared on the same basis as the audited consolidated financial statements of Accessity and, in the opinion of management of Accessity, contain all adjustments consisting only of normal recurring adjustments, necessary for a fair presentation of Accessity's financial position and results of operations for such periods. The results of operations for the six months ended June 30, 2004 and 2003 are not necessarily indicative of the results to be expected for the full year or any future periods.

                                                                                  YEARS ENDED                 SIX MONTHS ENDED
                                                                                  DECEMBER 31,                    JUNE 30,
                                                                          ---------------------------   ---------------------------
                                                                              2003           2002           2004           2003
                                                                          ------------   ------------   ------------   ------------
                                                                                   (Audited)                    (Unaudited)
CONSOLIDATED STATEMENTS OF OPERATIONS DATA:
Revenues ...............................................................  $    657,543   $  2,895,001   $    425,488   $    252,998
Operating expenses......................................................     2,731,339      6,955,351      1,282,465      1,449,702
                                                                          ------------   ------------   ------------   ------------
Operating income (loss).................................................    (2,073,796)    (4,060,350)      (856,977)    (1,196,704)
                                                                          ------------   ------------   ------------   ------------
Net income (loss) from continuing operations, before tax................    (1,851,692)    (3,746,033)      (569,302)    (1,110,145)
                                                                          ============   ============   ============   ============
Net income (loss) from discontinued operations..........................       225,654      2,717,368             --        188,306
                                                                          ============   ============   ============   ============
Net income (loss).......................................................    (1,626,038)     1,247,954       (569,302)      (921,839)
                                                                          ============   ============   ============   ============
Basic and diluted net income (loss) per share, continuing operations....          (.84)          (.67)          (.25)          (.51)
Basic net income (loss) per share, discontinued operations..............           .10           1.24             --            .09
Net income (loss) per share.............................................          (.74)           .57           (.25)          (.42)
Shares used in computing basic and diluted net loss per share...........     2,195,519      2,180,062      2,237,414      2,173,850

                                                                                                                       JUNE 30, 2004
                                                                                                                       -------------
CONSOLIDATED BALANCE SHEET DATA:
Cash and liquid investments.........................................................................................   $   3,774,841
Working capital ....................................................................................................       3,440,002
Total assets .......................................................................................................       4,858,221
Total shareholders' equity .........................................................................................       4,088,259

                                       PEI

                   SUMMARY CONSOLIDATED FINANCIAL INFORMATION

      The following summary consolidated financial information of PEI for the period from January 30, 2003 (inception) to December 31, 2003, has been derived from and should be read in conjunction with the audited consolidated financial statements of PEI and related notes thereto included elsewhere in this proxy statement. The following summary consolidated financial information of PEI as of June 30, 2004 and for the six month period ended June 30, 2004 and the period from January 30, 2003 (inception) to June 30, 2003 have been derived from and should be read in conjunction with the unaudited consolidated financial statements of PEI included elsewhere in this proxy statement, which have been prepared on the same basis as the audited consolidated financial statements of PEI and, in the opinion of management of PEI, contain all adjustments consisting only of normal recurring adjustments, necessary for a fair presentation of PEI's financial position and results of operations for such periods. The results of operations for the six month period ended June 30, 2004 and the period from January 30, 2003 (inception) to June 30, 2003 are not necessarily indicative of the results to be expected for the full year or any future periods.

                                                                          PERIOD FROM          SIX MONTHS ENDED
                                                                        JANUARY 30, 2003           JUNE 30,
                                                                         (INCEPTION) TO  ---------------------------
                                                                       DECEMBER 31, 2003     2004           2003(1)
                                                                          ------------   ------------   ------------
                                                                           (Audited)              (Unaudited)
CONSOLIDATED STATEMENTS OF OPERATIONS DATA:
Net sales ..............................................................  $  1,016,594   $     16,003   $     43,541
Gross profit............................................................        70,582          5,214          3,201
                                                                          ------------   ------------   ------------
Operating loss .........................................................      (577,149)      (939,344)      (205,311)
                                                                          ------------   ------------   ------------
Net loss ...............................................................      (858,679)    (1,208,688)      (231,707)
                                                                          ============   ============   ============
Basic loss per share ...................................................          (.07)          (.10)          (.02)
Diluted loss per share .................................................          (.07)          (.10)          (.02)
Shares used in computing:
   Basic loss per share ................................................    11,733,200     12,252,200     11,000,000
   Diluted loss per share ..............................................    11,733,200     12,252,200     11,000,000

                                                                                                        JUNE 30, 2004
                                                                                                        -------------
CONSOLIDATED BALANCE SHEET DATA:
Cash and cash equivalents............................................................................   $    138,048
Working capital .....................................................................................        311,092
Total assets ........................................................................................      7,786,802
Total stockholders' equity ..........................................................................      2,387,729

________________

(1)   Reflects the period from January 30, 2003 (inception) to June 30, 2003.

                                     KINERGY

                          SUMMARY FINANCIAL INFORMATION

      The following summary financial information of Kinergy for the years ended December 31, 2003 and 2002 has been derived from and should be read in conjunction with the audited financial statements of Kinergy and related notes thereto included elsewhere in this proxy statement. The following summary financial information of Kinergy as of June 30, 2004 and for each of the six month periods ended June 30, 2004 and 2003 have been derived from and should be read in conjunction with the unaudited financial statements of Kinergy included elsewhere in this proxy statement, which have been prepared on the same basis as the audited financial statements of Kinergy and, in the opinion of management of Kinergy, contain all adjustments consisting only of normal recurring adjustments, necessary for a fair presentation of Kinergy's financial position and results of operations for such periods. The results of operations for the six months ended June 30, 2004 and 2003 are not necessarily indicative of the results to be expected for the full year or any future periods.

                                                                                  YEARS ENDED                 SIX MONTHS ENDED
                                                                                  DECEMBER 31,                    JUNE 30,
                                                                          ---------------------------   ---------------------------
                                                                              2003           2002           2004           2003
                                                                          ------------   ------------   ------------   ------------
                                                                                   (Audited)                    (Unaudited)
STATEMENTS OF OPERATIONS DATA:
Revenues ...............................................................  $ 35,539,636     15,280,424   $ 37,826,785   $ 12,598,558
Gross margin............................................................     1,557,109        335,254      1,566,000        546,381
                                                                          ------------   ------------   ------------   ------------
Operating income .......................................................     1,387,527        241,529      1,477,046        471,614
                                                                          ============   ============   ============   ============
Net income .............................................................     1,376,994        244,794      1,474,915        471,834
                                                                          ============   ============   ============   ============
Basic net income per 1% LLC interest ...................................         35.54           6.32          38.06          12.18
Diluted net income per 1% LLC interest .................................         35.54           6.32          38.06          12.18

                                                                                                                       JUNE 30, 2004
                                                                                                                       -------------
BALANCE SHEET DATA:
Cash and cash equivalents...........................................................................................   $    499,597
Working capital ....................................................................................................      1,831,634
Total assets .......................................................................................................      3,095,788
Total member's equity ..............................................................................................      1,833,758

                                    REENERGY

                          SUMMARY FINANCIAL INFORMATION

      The following summary financial information of ReEnergy for the years ended December 31, 2003 and 2002 has been derived from and should be read in conjunction with the audited financial statements of ReEnergy and related notes thereto included elsewhere in this proxy statement. The following financial information of ReEnergy as of June 30, 2004 and for each of the six month periods ended June 30, 2004 and 2003 have been derived from and should be read in conjunction with the unaudited financial statements of ReEnergy included elsewhere in this proxy statement, which have been prepared on the same basis as the audited financial statements of ReEnergy and, in the opinion of management of ReEnergy, contain all adjustments consisting only of normal recurring adjustments, necessary for a fair presentation of ReEnergy's financial position and results of operations for such periods. The results of operations for the six months ended June 30, 2004 and 2003 are not necessarily indicative of the results to be expected for the full year or any future periods.

                                                                                  YEARS ENDED                 SIX MONTHS ENDED
                                                                                  DECEMBER 31,                    JUNE 30,
                                                                          ---------------------------   ---------------------------
                                                                              2003           2002           2004           2003
                                                                          ------------   ------------   ------------   ------------
                                                                                   (Audited)                    (Unaudited)
STATEMENTS OF OPERATIONS DATA:
Revenues ...............................................................  $          0   $          0   $          0   $          0
Gross margin............................................................             0              0              0              0
                                                                          ------------   ------------   ------------   ------------
Operating loss .........................................................             0           (387)             0              0
                                                                          ============   ============   ============   ============
Net income loss ........................................................          (800)        (1,187)          (800)          (800)
                                                                          ============   ============   ============   ============
Basic net income (loss) per 1% LLC interest ............................             0              0              0              0
Diluted net income (loss) per 1% LLC interest ..........................             0              0              0              0

                                                                                                                       JUNE 30, 2004
                                                                                                                       -------------
BALANCE SHEET DATA:
Cash and cash equivalents...........................................................................................   $      3,835
Working capital ....................................................................................................          3,835
Total assets .......................................................................................................         94,268
Total members' equity ..............................................................................................         94,268

                      SUMMARY UNAUDITED PRO FORMA CONDENSED
                   COMBINED CONSOLIDATED FINANCIAL INFORMATION

      The summary unaudited pro forma condensed combined consolidated financial information set forth below gives effect to the Share Exchange, Subsidiary Transfer and Subsidiary Sale. Each of Accessity, PEI, Kinergy and ReEnergy has a fiscal year ending on December 31. Accordingly, the unaudited pro forma combined statement of operations data combine Accessity's historical results for the years ended December 31, 2003 and for the six month periods ended June 30, 2004 with the historical results of PEI, Kinergy and ReEnergy for the years ended December 31, 2003 and for the six month periods ended June 30, 2004 giving effect to the Share Exchange, Subsidiary Transfer and Subsidiary Sale as if each had occurred at the beginning of the earliest period presented. This data should be read in conjunction with the selected historical consolidated financial information, the unaudited pro forma combined condensed financial statements and the separate historical consolidated financial statements of Accessity, PEI, Kinergy and ReEnergy and the notes thereto included elsewhere in this proxy statement. The unaudited pro forma combined condensed financial information, presented for illustrative purposes only, is not necessarily indicative of the operating results or financial position that would have been achieved had the Share Exchange, Subsidiary Transfer and Subsidiary Sale been consummated at the beginning of the earliest period presented and should not be construed as representative of future operations. See "Proposal 2--Approval of the Share Exchange--Unaudited Pro Forma Combined Condensed Financial Information."

      The unaudited pro forma combined balance sheet data combine Accessity's consolidated balance sheet as of June 30, 2004 with the consolidated balance sheets of each of PEI, Kinergy and ReEnergy as of June 30, 2004, respectively.

                                                                                          SIX MONTHS
                                                                           YEAR ENDED        ENDED
                                                                          DECEMBER 31,     JUNE 30,
                                                                              2003           2004
                                                                          ------------   ------------
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS DATA:
Net sales...............................................................  $ 36,556,230   $ 37,842,788
Gross profit............................................................     1,627,691      1,571,214
Operating income (loss) ................................................    (1,355,124)      (834,315)
Net income (loss) ......................................................    (1,421,379)      (817,374)
Basic net income (loss) per share ......................................          (.07)          (.04)
Diluted net income (loss) per share ....................................          (.07)          (.04)
Shares used in computing:
   Basic net income (loss) per share ...................................    21,797,719     21,839,614
   Diluted net income (loss) per share .................................    21,797,719     21,839,614

                                                                                         JUNE 30, 2004
                                                                                         -------------
PRO FORMA CONSOLIDATED BALANCE SHEET DATA:
Cash and cash equivalents                                                                $  5,888,816
Working capital.......................................................................     10,815,478
Total assets..........................................................................     33,046,530
Total stockholders' equity............................................................     26,195,788

                                  RISK FACTORS

      THIS PROXY STATEMENT CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES. THE ACTUAL RESULTS OF THE COMBINED COMPANY MAY DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS. YOU SHOULD CAREFULLY CONSIDER THE RISKS DESCRIBED BELOW AND ELSEWHERE IN THIS PROXY STATEMENT IN MAKING AN INVESTMENT DECISION.

                      RISKS RELATING TO THE SHARE EXCHANGE

THE FAILURE TO FULFILL ALL CONDITIONS PRECEDENT MAY PREVENT THE CONSUMMATION OF THE SHARE EXCHANGE OR MAY LEAD TO A CHANGE IN THE TERMS OF THE SHARE EXCHANGE AGREEMENT.

      Pursuant to the terms and conditions of the Share Exchange Agreement, the closing of the Share Exchange is subject to a number of conditions precedent including, among others, approval of the Share Exchange by the shareholders of Accessity, the completion of financial and legal due diligence investigation of each company to the Share Exchange Agreement with results satisfactory to each such party and the requirement that PEI raise at least $7 million of additional equity capital between October 1, 2004 and the closing of the Share Exchange. If one or more conditions precedent to the closing of the Share Exchange Agreement are not met, then any party to the Share Exchange Agreement may elect not to proceed with the Share Exchange or may instead waive any or all conditions precedent. Accordingly, no assurance can be given that the Share Exchange will be consummated or, if consummated, that the final terms of the Share Exchange will be identical to the terms contained in the current version of the Share Exchange Agreement attached to this proxy statement.

MANAGEMENT OF THE COMBINED COMPANY MAY NOT BE SUCCESSFUL IN INTEGRATING THE BUSINESSES OF PEI, KINERGY AND REENERGY, WHICH COULD HARM THE BUSINESS OF THE COMBINED COMPANY.

      Upon consummation of the Share Exchange, the current businesses of Accessity will no longer be conducted by Accessity. Rather, only the businesses conducted by PEI, Kinergy and ReEnergy will be conducted by the Combined Company after consummation of the Share Exchange. Integrating the respective businesses of PEI, Kinergy and ReEnergy will be complex, time-consuming and expensive, and management of the Acquired Companies may not successfully integrate the respective businesses of the Acquired Companies under Accessity, which would harm the operations of the Combined Company.

      Before the Share Exchange, each of PEI, Kinergy and ReEnergy operated independently, each with its own business, culture, clients, employees and systems. After the Share Exchange, PEI, Kinergy and ReEnergy must operate as a combined organization under the Combined Company, utilizing common information and communication systems, operating procedures, financial controls and human resource practices, including benefit, training and professional development programs. There may be substantial difficulties, costs and delays involved in integrating PEI, Kinergy and ReEnergy. These include:

      o diversion of management resources from the business of the Combined Company;


      o     potential incompatibility of business cultures;

      o perceived adverse change in client service standards, business focus, billing practices, or service offerings available to clients;

      o perceived uncertainty in career opportunities, benefits and the long-term value of stock options available to employees;

      o     costs and delays in implementing common systems and procedures; and

      o potential inefficiencies in delivering services to the clients of the Combined Company.

      Any one or all of these factors may cause increased operating costs, lower than anticipated financial performance or the loss of customers and employees. Many of these factors are outside the control of any of the Acquired Companies or Accessity.

THE CHANGE IN BUSINESS OF ACCESSITY MAY RESULT IN A LOWER STOCK PRICE OF THE COMBINED COMPANY.

      Many shareholders of Accessity have invested in Accessity based on the businesses conducted by Accessity. Following the Share Exchange, the current businesses of Accessity will no longer be conducted by the Combined Company and only the businesses conducted by PEI, Kinergy and ReEnergy will be conducted by the Combined Company. Investors may be apprehensive in regard to the conduct of the businesses of PEI, Kinergy and ReEnergy under the Combined Company and the prospects of success for the Combined Company, which may cause investors to sell their shares of Accessity common stock. If Accessity shareholders sell their shares of Accessity common stock, the stock price of Accessity common stock may fall significantly.

THE EXERCISE OF REGISTRATION RIGHTS BY FORMER PEI SHAREHOLDERS MAY RESULT IN A LOWER STOCK PRICE.

      Holders of approximately 1,252,200 shares of common stock of the Combined Company who were holders of shares of PEI common stock prior to the consummation of the Share Exchange, will have certain rights to require the Combined Company to register the shares of common stock of the Combined Company held by them for resale pursuant to a registration statement filed under the Securities Act of 1933 (the "Securities Act"), with the SEC. If and when such registration statement is declared effective, shareholders of the Combined Company may freely sell their shares of common stock of the Combined Company, which may cause the stock price of the Combined Company to fall significantly.

THE RIGHTS OF PEI SHAREHOLDERS AND KINERGY AND REENERGY MEMBERS WILL CHANGE AFTER THE SHARE EXCHANGE.

      Following the Share Exchange, PEI shareholders and the Kinergy and ReEnergy limited liability company members will become shareholders of the Combined Company. There are important differences between the rights of shareholders of the Combined Company and the rights of shareholders in PEI and important differences between the rights of shareholders of the Combined Company and the rights of the Kinergy and ReEnergy limited liability company members. For a description of these differences, see "Comparison of Shareholder Rights."

NO ASSURANCE CAN BE GIVEN THAT THE INITIAL LISTING APPLICATION TO LIST COMMON STOCK OF THE COMBINED COMPANY ON THE NASDAQ SMALLCAP MARKET CONCURRENT WITH THE CONSUMMATION OF THE SHARE EXCHANGE WILL BE APPROVED. IF THE APPLICATION IS NOT APPROVED, AN ACTIVE MARKET IN COMMON STOCK OF THE COMBINED COMPANY IS LESS LIKELY TO DEVELOP AND TRADING IN COMMON STOCK OF THE COMBINED COMPANY MAY BE SUBJECT TO THE "PENNY STOCK" RULES.

      In connection with the consummation of the Share Exchange, Accessity expects to apply for the listing of common stock of the Combined Company on The Nasdaq SmallCap Market. There can be no assurance that shares will be listed on The Nasdaq SmallCap Market upon consummation of the Share Exchange, or ever. In the event shares of common stock of the Combined Company are not listed on The Nasdaq SmallCap Market, shares of common stock of the Combined Company likely will trade on the OTC Bulletin Board. If the application is not approved, an active market in common stock of the Combined Company is less likely to develop, and the Combined Company may be subject to the "penny stock" rules, both of which may make it difficult for stockholders to sell shares of common stock of the Combined Company.

      Broker-dealer practices in connection with transactions in "penny stocks" are regulated by penny stock rules adopted by the SEC. Penny stocks are, generally, equity securities with a price of less than $5.00 per share that trade on the OTC Bulletin Board or the Pink Sheets. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in investing in the penny stock market. The broker-dealer also must provide the prospective investor with current bid and offer quotations for the penny stock and the amount of compensation to be paid to the broker-dealer and its salespeople in the transaction. Furthermore, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market, and must provide each holder of penny stock with a monthly account statement showing the market value of each penny stock held in the customer's account. In addition, broker-dealers who sell penny stocks to persons other than established customers and "accredited investors" must make a special written determination that the penny stock is a suitable investment for the prospective investor and receive the purchaser's written agreement to the transaction. These requirements may have the effect of reducing the level of trading activity in a penny stock, and investors in common stock of the Combined Company may find it difficult to sell their shares.

NO ASSURANCE CAN BE GIVEN THAT AN ACTIVE MARKET FOR SHARES OF COMMON STOCK OF THE COMBINED COMPANY WILL DEVELOP OR, IF IT DOES DEVELOP, WILL BE MAINTAINED IN THE FUTURE. IF AN ACTIVE MARKET DOES NOT DEVELOP, INVESTORS MAY NOT BE ABLE TO READILY SELL THEIR SHARES OF ACCESSITY COMMON STOCK.

      Since the commencement of trading of Accessity's common stock on The Nasdaq SmallCap Market, there has been limited trading in shares of Accessity common stock, at widely varying prices. No assurance can be given that an active market for shares of common stock of the Combined Company will be established or maintained in the future, whether as a result of the Share Exchange or otherwise. If an active market is not established or maintained, investors may not be able to readily sell their shares of common stock of the Combined Company.

                      RISKS RELATING TO THE BUSINESS OF PEI

PEI HAS NO HISTORY OF OPERATIONS AND HAS BEEN UNPROFITABLE TO DATE, WHICH MAY ADVERSELY IMPACT PEI'S BUSINESS AND ITS SHAREHOLDERS.

      PEI has to date not conducted any significant business operations, other than the acquisition of real property located in Madera County, California on which it intends to construct an ethanol production facility and an option to acquire additional real property located in Visalia, California on which it may construct an additional ethanol production facility. In addition, to date, PEI has not identified any potential acquisition targets. Accordingly, there is no prior operating history by which to evaluate the likelihood of PEI's profitability or success and no assurances can be given that PEI will ever complete construction of an ethanol production facility or acquire an ethanol production or marketing company or, if PEI completes construction of an ethanol production facility or acquires an ethanol production or marketing company, that PEI will ever be profitable or successful. PAP, PEI's subsidiary, generated approximately $1 million in revenues for the year ended December 31, 2003 from the sale of grain purchased with the facility and minor transloading operations. PAP intends to manage corn procurement for the ethanol plant and market DWG, the main co-product of ethanol manufacturing. However, there can be no assurance that PAP will be able to expand its feed business or continue to generate revenues at current levels or at all.

      PEI's recurring losses from operations and accumulated deficit, among other factors, raised doubt about PEI's ability to continue as a going concern and led PEI's independent certified public accountants to include an explanatory paragraph related to PEI's ability to continue as a going concern in their report for the year ended December 31, 2003. Reports of independent auditors questioning a company's ability to continue as a going concern generally are viewed unfavorably by analysts and investors. This report may make it difficult for the Combined Company to raise additional debt or equity financing to the extent needed for its continued operations or for planned expansion, particularly if the Combined Company is unable to attain and maintain profitable operations in the future. Consequently, future losses may have a material adverse effect on PEI's business, prospects, financial condition, results of operations and cash flows. Accessity urges potential investors to review the report of PEI's independent certified public accountants and its consolidated financial statements set forth in EXHIBIT F before making a decision to invest in the Combined Company.

IF PEI IS UNABLE TO SUCCESSFULLY IDENTIFY OR MAKE STRATEGIC ACQUISITIONS OR ALLIANCES, ITS LONG-TERM COMPETITIVE POSITIONING MAY SUFFER.

      PEI's business strategy includes growth through acquisitions that it believes will improve its competitive capabilities or provide additional market penetration or business opportunities in areas that are consistent with its overall business plan. Identifying and pursuing strategic acquisition and integrating acquired businesses requires a significant amount of management time and skill. Acquisitions may also require PEI to expend a substantial amount of cash or other resources. If PEI is unable to make strategic acquisitions due to its inability to identify appropriate targets, to raise the necessary funds, or to manage the difficulties or costs involved in the acquisitions, its long-term competitive positioning could suffer.

ADDITIONAL FINANCING IS REQUIRED IN ORDER FOR PEI TO CONSTRUCT AN ETHANOL PRODUCTION FACILITY. FAILURE TO OBTAIN THIS ADDITIONAL FINANCING WOULD ADVERSELY AFFECT THE BUSINESS OF THE COMBINED COMPANY.

      PEI will need to obtain additional debt and/or equity financing in an aggregate amount of up to $69.0 million from one or more sources in order to be able to construct an ethanol production facility on the 137-acre parcel of real property located in Madera County, California owned by PEI. PEI has been negotiating with several sources of such additional financing, but to date PEI has not obtained any commitment or entered into any agreement with respect to any debt or equity financing. In addition, PEI has previously obtained a loan from Lyles Diversified, Inc. ("LDI") in the principal amount of $5.1 million pursuant to a Term Loan Agreement dated June 16, 2003 in order to purchase the Madera County, California property, the repayment of which loan is secured by a first deed of trust on the Madera County, California property, and any additional debt financing obtained by PEI is required to be subordinated to the repayment obligations of PEI to LDI and to the security interest of LDI under the Term Loan Agreement. Accordingly, there can be no assurance that PEI will be able to obtain any such debt or equity financing or, if it is able to obtain such financing, that such financing will be obtained on terms that are reasonably satisfactory to PEI or in an amount or amounts that will enable PEI to complete construction of the ethanol production facility. Failure to obtain this additional financing at such times and in such amounts as are necessary to enable PEI to timely complete construction of the ethanol production facility would adversely affect the operations and business of PEI and, therefore, would adversely affect the consolidated results of operations of the Combined Company.

PEI'S LACK OF DIVERSIFICATION COULD ADVERSELY AFFECT ITS BUSINESS.

      It is anticipated that PEI's business will be that of the production and marketing of ethanol and its by-products, such as DWG and carbon dioxide. PEI will not have any other lines of business or other sources of revenue. Accordingly, if PEI is unable to complete construction of an ethanol production facility or if PEI is unable to market ethanol and its by-products, PEI's business would be adversely affected.

THE EXISTENCE OF GOVERNMENTAL REGULATIONS COULD ADVERSELY AFFECT PEI'S BUSINESS.

      PEI's business is subject to extensive regulation by federal, state and local governmental agencies. PEI cannot predict in what manner or to what extent such regulation will harm or help its business or the ethanol production and marketing industry in general. For example, the State of California has requested a waiver from the federal Environmental Protection Agency, or EPA, to reduce the amount of ethanol required in gasoline, which would boost supplies of ethanol in California and potentially lower demand for ethanol, which would cause the price of ethanol to decline. In addition, officials in the State of California, including officials from the California Air Resources Board, have argued to the EPA that ethanol is a volatile fuel that evaporates easily and contributes to smog by increasing ozone levels and adding particulate matter to the air. Currently, a federal mandate requires that California refineries blend a 2% oxygen by weight, such as ethanol, with gasoline. If the EPA grants the requested waiver, refineries would no longer be required to blend ethanol into gasoline, which would adversely affect PEI's business. Previously, California refiners used MTBE, another oxygenate, which was banned by former Governor Gray Davis for contaminating groundwater and was completely phased out in January 2004. If the State of California were to ban the use of ethanol as an oxygenate in gasoline, PEI's business would be adversely affected.

      The fuel ethanol business depends upon tax incentive policies and environmental regulations that favor the use of ethanol in motor fuel blends in the United States. Currently, a gasoline marketer that sells gasoline without ethanol must pay a federal tax of $0.18 per gallon compared to $0.13 per gallon for gasoline that is blended with 10% ethanol. Smaller credits are available for gasoline blended with lesser percentages of ethanol. The repeal or substantial modification of the federal excise tax, or FET, exemption for ethanol-blended gasoline or, to a lesser extent, other federal or state policies and regulations that encourage the use of ethanol could have a detrimental effect on the ethanol industry and adversely affect PEI's business and results of operation. Changes in gasoline specifications could increase PEI's costs of ethanol production and would adversely affect PEI's business, financial condition and results of operation.

PEI'S BUSINESS MAY BE ADVERSELY AFFECTED IF IT IS UNABLE TO COMPLY WITH GOVERNMENTAL REGULATIONS.

      The production and sale of ethanol is subject to regulation by agencies of the federal government, including but not limited to the EPA, as well as other agencies in each jurisdiction in which ethanol is produced, sold, stored, or transported. PEI will be subject to extensive air, water and other environmental regulation, and PEI will need to obtain a number of additional environmental permits to construct and operate its ethanol production facility. Ethanol production involves the emission of various airborne pollutants, including particulates, carbon monoxide, oxides of nitrogen and volatile organic compounds. As a result, PEI will need to obtain an air quality permit from the California Air Quality Management District and/or the San Joaquin Valley Air Pollution Control District. PEI may also be required to obtain various other water-related permits, such as a storm-water discharge permit, a water withdrawal permit, public water supply permit, and a water discharge permit. If for any reason PEI is unable to obtain any of such permits, construction costs for the ethanol production facility may increase or the facility may not be constructed at all. It is also likely that operations at the facility will be governed by the federal Occupational Safety and Health Administration, or OSHA. Compliance with such regulations may be time-consuming and expensive and may delay or even prevent sales in California or in other states. In addition, such laws and regulations are subject to change, which changes can be made retroactively. Failure to comply with federal or state regulations or the applicable regulations of any foreign jurisdiction in which PEI produces, sells, stores, transports or delivers ethanol could adversely affect PEI's business, financial condition and operations.

PEI'S DEPENDENCE ON W. M. LYLES CO. MAY ADVERSELY AFFECT ITS BUSINESS.

      PEI will be highly dependent upon W. M. Lyles Co. to design and build the ethanol production facility. PEI has entered into a Standard Form of Design-Build Agreement and General Conditions Between Owner and Design-Builder with W. M. Lyles Co. (as amended, the "Construction Agreement"). The Construction Agreement contains a number of provisions that are favorable to W.
M. Lyles Co. and unfavorable to PEI. The Construction Agreement also includes a provision that requires PEI to pay a termination fee of $5 million to W. M. Lyles Co. if PEI terminates the Construction Agreement, in addition to payment of all costs of W. M. Lyles for services rendered through the date of termination. Consequently, if the Construction Agreement is terminated by PEI, the requirement of PEI to pay such termination fee would adversely affect PEI's business, financial condition and results of operations.

      If W. M. Lyles Co. has entered into or enters into a construction contract with one or more other parties, it may be under pressure to complete another project or projects in order to avoid operation of a consequential damage clause or liquidated damage clause in such contract and may prioritize the completion of another project or projects ahead of PEI's facility. As a result, PEI's ability to sell ethanol products would be delayed and would adversely affect PEI's business, financial condition and results of operations.

CONSTRUCTION RISKS MAY ADVERSELY AFFECT PEI'S BUSINESS.

      Though PEI believes that W. M. Lyles Co. has the expertise and track record to construct and deliver the ethanol production facility in a fully functional state, there is no assurance that delays in construction or defects in materials and/or workmanship will not occur. Though PEI expects W. M. Lyles Co. to correct all defects in material or workmanship, material defects in material or workmanship may still occur. Such defects could cause PEI to delay the commencement of operations of the facility, or, if such defects are discovered after operations have commenced, to halt or discontinue operation of the facility. In addition, construction projects often involve delays in obtaining permits, or encounter construction delays due to weather conditions, fire, provision of materials or labor or other events that delay the construction schedule. PEI experienced a fire at the Madera County, California site during the first quarter of 2004 that the expenditure of funds to repair areas and equipment damaged by the fire. Accordingly, any such event may adversely affect PEI's business, financial condition and results of operations.

      Although PEI has selected the Madera County, California site for construction of the ethanol production facility after inspection of the site, there can be no assurance that PEI will not encounter hazardous conditions at the site. Accordingly, PEI may encounter conditions at the site that may delay construction of the facility. Upon encountering a hazardous condition at the site, work may be suspended and PEI may be required to correct the condition prior to continuing construction. The presence of a hazardous condition would likely delay construction of the facility and may require significant expenditure of resources to correct the condition. In addition, it is anticipated that W. M. Lyles Co. would be entitled to an adjustment in price and time of performance if it has been adversely affected by the hazardous condition. If PEI encounters any hazardous conditions during construction, such event may adversely affect PEI's business, financial condition and results of operations.

      PEI has based its estimated capital needs on a design for the ethanol production facility and related co-generation facility that will cost approximately $69 million. The estimated cost of the facility is based on preliminary discussions and estimates, and there is no assurance that the final cost of the facility will not be higher. Any significant increase in the estimated construction cost of the facility may adversely affect on PEI's business, financial condition and results of operation. PEI intends to acquire insurance with coverage adequate to prevent loss from foreseeable risks. However, events may occur for which no insurance is available or for which insurance is not available on terms that are acceptable to PEI. Loss from such an event, such as, but not limited to, earthquakes, floods, war, riot, acts of terrorism, or other risks, may not be insured and such a loss may adversely affect PEI's business, financial condition and results of operation. PEI must also obtain and maintain liability, property and casualty and other policies of insurance during operation after completion of construction. Any failure to obtain and maintain such insurance, with adequate policy limits and/or self-retention limits, may adversely affect PEI's business, financial condition and results of operations.

AN INDUSTRY SHIFT AWAY FROM ETHANOL WOULD ADVERSELY AFFECT PEI'S BUSINESS.

      PEI's revenue will be derived primarily from sales of ethanol. Currently, the predominant oxygenate used to blend with gasoline is ethanol. Ethanol competes with several other existing products and other alternative products could also be developed for use as fuel additives. An industry shift away from ethanol or the emergence of new competing products may reduce the demand for ethanol products and adversely affect PEI's business.

IF PEI DOES NOT COMPETE EFFECTIVELY IN THE ETHANOL PRODUCTION INDUSTRY, ITS BUSINESS WILL BE ADVERSELY AFFECTED.

      The ethanol production industry is highly competitive. PEI faces substantial competition from established companies, many of which are larger companies, such as Archer Daniels Midland Corporation, or ADM, and Cargill, that have greater financial, engineering and production resources than PEI and have larger service organizations and long-standing customer relationships. PEI will face competition for capital, labor, management, raw materials and other resources from such companies and from the major oil companies, many of whom are potential customers of PEI. PEI expects it may face additional competition from new entrants into the ethanol production and sale industry and from existing and new competitors utilizing new technologies and processes. PEI may not have sufficient resources to continue to make investments in research and development. Even if sufficient funds are available, PEI may not be able to make the technological advances necessary to maintain competitive advantages. PEI's competitors can be expected to continue to improve the technologies and processes used in the manufacture of ethanol and to develop alternative fuels, gasoline oxygenates and other products which will increase the competitive price/performance characteristics of ethanol and which could even replace ethanol as the preferred gasoline oxygenate. PEI anticipates that, as additional ethanol plants are constructed and brought on line, the supply of ethanol will increase. The absence of increased demand and other competitive pressures may necessitate price reductions, which could adversely affect PEI's financial condition and results of operations. Accordingly, there is no assurance that PEI will be able to compete successfully or that such competition will not adversely affect on PEI's business, financial condition and results of operations.

RAW MATERIALS AND SUPPLIES TO PRODUCE ETHANOL MAY BE UNAVAILABLE OR MAY INCREASE IN PRICE WHICH, IN TURN, MAY ADVERSELY AFFECT PEI'S BUSINESS.

      The production of ethanol requires a significant amount of raw materials and supplies, primarily corn, natural gas, electricity and water. The failure of PEI to be able to obtain sufficient quantities of such raw materials or supplies when needed by PEI could adversely affect PEI's business and results of operations. In particular, PEI's planned Madera production facility will require approximately 12.5 million bushels or more of corn each year and, accordingly, PEI's financial condition and results of operation will be significantly affected by the cost and supply of corn. Because corn is not in large supply near PEI's facility in Madera County, California, a significant amount of corn will need to be sourced from the Midwest. Although PEI intends to implement various hedging and contracting techniques in order to reduce the risk of corn price fluctuations, PEI may not be able to anticipate increases in the price of corn. Generally, higher corn prices will produce lower profit margins (or even losses). The price of corn has fluctuated significantly in the past and may fluctuate significantly in the future. If PEI is not able to pass any such price increases on to its customers, such price increases could adversely affect PEI's business, financial condition and results of operation. In addition, droughts, severe winter weather in the Midwest, and other problems can causes delays or interruptions of various durations in the delivery of corn to California and reduce corn supplies. Any such delays or interruptions or reductions in corn supplied could adversely affect PEI's business and results of operations.

      In an attempt to minimize the effects of the volatility of corn costs on operating profits, PEI will likely take hedging positions in corn futures markets. Hedging means protecting the price at which PEI buys corn and the price at which PEI will sell its products in the future. It is a way to attempt to reduce the risk caused by price fluctuation. The effectiveness of such hedging activities is dependent upon, among other things, the cost of corn and PEI's ability to sell sufficient amounts of ethanol and DWG. Although PEI will attempt to link hedging activities to sales plans and pricing activities, such hedging activities can themselves result in costs because price movements in corn contracts are highly volatile and are influenced by many factors that are beyond PEI's control. PEI's purchasing and hedging activities may or may not lower its price of corn, and in a period of declining corn prices, these purchase and hedging strategies may result in PEI paying a higher price for corn than its competitors pay. Accordingly, PEI may incur significant costs from its purchasing and hedging strategies, which could adversely affect PEI's business, financial condition and results of operation. In addition, there can be no assurance that PEI will be able to enter into definitive agreements with any corn producers to provide corn to PEI's ethanol production facility or that the terms of such agreements will be acceptable to PEI.

      In addition to corn, the ethanol production facility will require a significant and uninterrupted supply of water, electricity and natural gas to operate. Although PEI intends to enter into agreements with local gas, electricity and water utilities to provide required amounts of energy and water, there can be no assurance that those utilities will be able to reliably supply the water, electricity and gas that the facility will need or will supply such resources on terms that are acceptable to PEI. In addition, if there is an interruption in the supply of energy or water for any reason, PEI may be required to halt ethanol production. If production is halted for an extended period of time, it may adversely affect PEI's business, financial condition and results of operation. As with corn prices, the price of natural gas and electricity has fluctuated significantly in the past and may fluctuate significantly in the future. If PEI is not able to pass any such price increases on to its customers, such price increases could also adversely affect PEI's business, financial condition and results of operations.

BECAUSE THE MARKET PRICE OF ETHANOL IS VOLATILE AND SUBJECT TO SIGNIFICANT FLUCTUATION, PEI'S RESULTS OF OPERATIONS MAY FLUCTUATE SIGNIFICANTLY.

      The market price of ethanol is dependent on the price of gasoline, which is in turn dependent on the price of petroleum. Petroleum prices are highly volatile and difficult to forecast due to daily changes on the geo-political front and in the world economy. The distribution of petroleum throughout the world is affected by incidents in unstable political environments, such as Iraq, Iran, Kuwait, Saudi Arabia and other countries. Because of the industrialized world's critical dependence upon oil from such areas, any disruption or other reduction in supply can cause the price of oil (and gasoline) to fluctuate significantly. PEI cannot predict the price of oil or gasoline from time to time and may establish unprofitable prices for the sale of its ethanol due to significant fluctuations in market price. Such failure to price its ethanol consistently in a manner that is profitable to PEI could adversely affect PEI's business, financial conditions and results of operations.

      PEI believes that ethanol production is expanding rapidly at this time. There are a number of new plants under construction outside California and planned for construction, both inside and outside California. PEI expects existing ethanol plants to expand by increasing production. However, no assurance can be provided that there will be any material or significant increases in the demand for ethanol. Increased production of ethanol may lead to lower prices. The increased production of ethanol could have other adverse effects as well. For example, the increased production could lead to increased supplies of co-products from the production of ethanol, such as DWG. Those increased supplies could lead to lower prices for those co-products. Also, the increased production of ethanol could result in increased demand for corn. This could result in higher prices for corn and corn production, creating lower profits. There can be no assurance as to the price of ethanol or DWG in the future. Any material adverse change affecting the price of ethanol and/or DWG may adversely affect PEI's business, financial condition and results of operations.

      In addition to those factors described above, many other factors may influence PEI's results of operations in any particular quarter. These include:

      o volume and timing of the receipt of orders for ethanol from major customers;

      o     competitive pricing pressures;

      o     ability to produce ethanol on a cost-effective and timely basis;

      o inability to obtain construction, capital equipment and/or working capital financing;

      o the introduction and announcement of new products and processes by PEI's competitors; and

      o     changing conditions in the ethanol and fuel markets.

      Furthermore, PEI believes that economic conditions in the United States could have a negative impact on PEI's results of operations. Accordingly, PEI's results of operations could be subject to significant quarterly variation.

BECAUSE PEI EXPECTS THAT SALES OF ETHANOL WILL BE MADE TO A LIMITED NUMBER OF PURCHASERS, PEI WILL BE SUBJECTED TO SIGNIFICANT PAYMENT RISKS.

      Upon completion of construction of its ethanol production facility, PEI intends to market and sell ethanol using the marketing services of Kinergy primarily in the Central Valley region of California to major and independent oil customers who control the majority of all gasoline sales in California. With such a limited number of large purchasers, the risk that a large customer could fail to make payments for ethanol purchases when due, or at all, is significant. Although PEI intends to establish payment terms of less than net ten days with its customers, the failure of any large customer to make any payment for purchases when due, or at all, would adversely affect PEI's business, financial condition and results of operations.

THE FAILURE TO RETAIN OR ATTRACT KEY PERSONNEL COULD ADVERSELY AFFECT PEI.

      The future success of PEI is dependent, in part, on its ability to retain certain key personnel. PEI is presently, and is likely for some time to continue to be, dependent upon its founding members. PEI currently has few employees, and PEI's founders and initial directors will therefore be instrumental to PEI's success. It is possible that one or more of PEI's founding members and/or initial directors may later become unable to serve, and PEI may be unable to recruit and retain suitable replacements. PEI currently does not maintain key employee life insurance for any of its founding members and/or initial directors. Accordingly, PEI's dependence on its founding members and initial directors may adversely affect PEI's business, results of operations, and financial condition. PEI also needs to attract additional skilled technical, clerical, sales and managerial personnel in all areas of its business to continue to grow. The competition for such individuals in the growing ethanol production and marketing industry is intense. There can be no assurance that PEI will be able to retain its existing personnel or attract additional qualified employees in the future.

      In particular, PEI is dependent upon its relationship with Neil Koehler, its Chief Executive Officer. Mr. Koehler has considerable experience in the construction, start-up and operation of an ethanol production facility. Any loss of PEI's relationship with Mr. Koehler, particularly during the construction and start-up period for the ethanol production facility, may adversely affect PEI's business, results of operations, and financial condition.

PEI'S EXPANSION PLANS MAY ADVERSELY AFFECT ITS FUTURE PROFITABILITY.

      PEI intends to expand its ethanol production facilities to include operations on an 89.3-acre parcel of real property in Visalia, California for which PEI has an option to purchase, and to also expand its sales and marketing efforts. Such expansion will necessitate increased expenditures by PEI, which will be funded through additional capital raises. Such funding or expansion may not occur. If such funding and expansion do occur, they may not result in increased revenues or profitability.

FAILURE BY PEI TO MANAGE ITS GROWTH EFFECTIVELY COULD ADVERSELY AFFECT ITS BUSINESS.

      Any expansion plans that PEI may choose to implement may place a significant strain on its personnel and management resources and financial and management control systems. Personnel, management resources and PEI's management and financial control systems may not be adequate to address future expansion of PEI's business and operations. Failure by PEI to maintain adequate personnel and management resources or to upgrade its operating, management and financial control systems, or any difficulties encountered during such upgrades, could adversely affect PEI's business. The success of PEI's expansion plans will depend in part on its ability to expand its personnel and management resources and to improve its management and financial control systems. PEI may not be successful in any of these regards.

                    RISKS RELATING TO THE BUSINESS OF KINERGY

KINERGY'S EXPANSION PLANS MAY ADVERSELY AFFECT ITS FUTURE PROFITABILITY.

      Kinergy intends to expand the ethanol marketing services it offers and to expand its operations and sales and marketing efforts, particularly after construction of the ethanol production facility by PEI has been completed and Kinergy begins to provide marketing services for the ethanol production by the facility. Such expansion will necessitate increased expenditures by Kinergy, which is anticipated to be funded out of cash flow from operations and/or from advances obtained under the $2 million business line of credit that Kinergy has established with Comerica Bank. Expansion may not occur. If expansion does occur, expansion may not result in increased revenues or profitability. If cash flow from operations and/or borrowing under Kinergy's business line of credit is insufficient to cover the increased costs resulting from expansion, Kinergy may sustain losses, which would adversely affect Kinergy's business, financial condition and results of operations.

FAILURE BY KINERGY TO MANAGE ITS GROWTH EFFECTIVELY COULD ADVERSELY AFFECT ITS BUSINESS.

      Although part of Kinergy's expansion plans is to grow through appropriate acquisitions of technologies and/or industry service providers as and if acquisitions become feasible, there can be no assurance that Kinergy will ever become positioned to undertake any acquisitions. Kinergy's current expansion plans may place a significant strain on its personnel and management resources and financial and management control systems. Personnel, management resources and Kinergy's management and financial control systems may not be adequate to address future expansion of Kinergy's business and operations. Failure by Kinergy to maintain adequate personnel and management resources or to upgrade its operating, management and financial control systems, or any difficulties encountered during such upgrades, could adversely affect Kinergy's business. The success of Kinergy's expansion plans will depend in part on its ability to expand its personnel and management resources and to improve its management and financial control systems. Kinergy may not be successful in any of these regards.

KINERGY'S DEPENDENCE ON LIMITED SOURCES OF SUPPLY MAY ADVERSELY AFFECT ITS BUSINESS AND OPERATIONS.

      Ethanol products are available only from limited sources. Although Kinergy generally buys ethanol under short-term (6-month) purchase orders and contracts and does not have long-term agreements with its suppliers, Kinergy relies on only approximately up to nine suppliers to satisfy its ethanol requirements. Four of these suppliers accounted for over 90% of Kinergy's purchases of ethanol during the fiscal year ended December 31, 2003. Although alternate suppliers are believed to be available for ethanol, the process of qualifying replacement ethanol suppliers, replacing orders and receiving ethanol supplies from a new vendor could take six months or more. If the supply of ethanol products were interrupted for any reason, Kinergy may not be able to establish alternative sources of supply of ethanol products without substantial disruption to Kinergy's business, financial condition and operations. In addition, any significant increase in ethanol prices or a decrease in ethanol availability could have a material adverse effect on Kinergy's business, financial condition and results of operations.

BECAUSE KINERGY EXPECTS THAT SALES OF ETHANOL WILL CONTINUE TO BE TO A LIMITED NUMBER OF PURCHASERS, KINERGY WILL BE SUBJECTED TO SIGNIFICANT PAYMENT RISKS.

      Kinergy markets and sells ethanol primarily in the Central Valley region of California to large oil customers who control the majority of all gasoline sales in California. During the fiscal year ended December 31, 2003, Kinergy purchased and resold an aggregate of approximately 26 million gallons of fuel grade ethanol to approximately 20 customers. Sales to five of Kinergy's customers accounted for 67% and 84% of revenue in fiscal 2003 and fiscal 2002, respectively. With such a limited number of large purchasers, the risk that a large customer could cease purchasing ethanol from Kinergy or fail to make payments for ethanol purchases when due, or at all, is significant. Although Kinergy has established payment terms of less than net ten days with its customers, the failure of any large customer to continue to purchase ethanol from Kinergy or to make any payment for purchases when due, or at all, would adversely affect Kinergy's business, financial condition and results of operations.

KINERGY MAY NOT BE SUCCESSFUL IF ADDITIONAL FUNDING IS UNAVAILABLE.

      If Kinergy's capital requirements or revenue vary materially from current plans or if unforeseen circumstances occur, Kinergy may require additional financing. Additional financing may not be available on a timely basis, in sufficient amounts or on terms acceptable to Kinergy and/or Combined Company. Any debt financing or other financing of securities senior to common stock will likely include financial and other covenants that will restrict Kinergy's and the Combined Company's flexibility.

KINERGY'S BUSINESS MAY BE ADVERSELY AFFECTED IF IT IS UNABLE TO COMPLY WITH GOVERNMENTAL REGULATIONS.

      The production and marketing of ethanol is subject to regulation by agencies of the federal government, as well as other agencies in the State of California and in each other jurisdiction in which ethanol products are sold or used. Compliance with such regulations may be time-consuming and expensive and may delay or even prevent sales in California or in particular jurisdictions. Failure to comply with federal or state regulations or the applicable regulations of any foreign jurisdiction in which Kinergy's products are sold or used could adversely affect Kinergy's business. See "Risks Relating to the Business of PEI--Governmental regulation could adversely affect PEI's business" and "--PEI's business may be adversely affected if it is unable to comply with governmental regulations."

THE FUTURE PERFORMANCE OF KINERGY DEPENDS IN PART ON FUTURE GROWTH IN THE ETHANOL FUEL MARKETS.

      The failure of the ethanol fuel markets to grow as anticipated would harm Kinergy's business, financial condition and results of operation. Kinergy's sales of ethanol may also be adversely affected by the overall health of the United States economy. A downturn or slowdown in economic conditions in the United States could result in customers failing to place orders for ethanol, which would adversely affect Kinergy's business.

AN INDUSTRY SHIFT AWAY FROM ETHANOL WOULD HARM KINERGY'S BUSINESS.

      Kinergy's revenue is and will continue to be derived primarily from sales of ethanol. Currently, the predominant oxygenate used to blend with gasoline is ethanol. Ethanol competes with several other existing products and other alternative products could also be developed for use as fuel additives. In addition, some studies, including a study conducted at the University of California, Berkeley in 2003, suggest that producing ethanol from corn requires burning as much as twice the amount of gasoline already used in cars, thereby harming the environment more than pure gasoline. Although Kinergy intends to become involved with renewable fuels as a broader industry, including possibly biodiesel and other fuel blends with renewable components and related technologies, such as ethanol reformers for fuel cells, Kinergy will be completely focused on the marketing of ethanol for the foreseeable future and there can be no assurance that Kinergy will be able to expand into such areas. Accordingly, an industry shift away from ethanol or the emergence of new competing products may reduce the demand for ethanol products and adversely affect Kinergy's business.

KINERGY MAY NOT BE SUCCESSFUL IF IT IS UNABLE TO COMPETE EFFECTIVELY.

      The ethanol marketing industry is highly competitive. Kinergy expects new competitors to enter into its markets. Some or all of Kinergy's current and future competitors have or may have significantly greater financial, technical, manufacturing and marketing resources than Kinergy. Kinergy's ability to compete in the market depends on a number of factors. These factors include:

      o     price;

      o     product distribution abilities; and

      o     general economic conditions.

      Kinergy competes in the ethanol re-marketing industry mainly on the basis of price and delivery performance. Kinergy believes that price competition will increase in the future. A key marketing strategy of Kinergy is to provide ethanol products at a competitive price. However, Kinergy may not continue to perform at levels expected by customers or be priced competitively.

THE FAILURE TO RETAIN OR ATTRACT KEY PERSONNEL COULD ADVERSELY AFFECT KINERGY.

      The future success of Kinergy is dependent, in part, on its ability to retain certain key personnel. Kinergy is presently, and is likely for some to continue to be, dependent upon its founding member. Kinergy currently has no employees, and Kinergy's founder will therefore be instrumental to Kinergy's success. It is possible that Kinergy's founding member may later become unable to serve, and Kinergy may be unable to recruit and retain suitable replacements. Accordingly, Kinergy's dependence on its founding member may adversely affect Kinergy's business, results of operations, and financial condition. Kinergy also needs to attract additional skilled technical, clerical and managerial personnel in all areas of its business to continue to grow. The competition for such individuals in the growing ethanol production and marketing industry is intense. There can be no assurance that Kinergy will be able to retain its existing personnel or attract additional qualified personnel in the future. Kinergy has not entered into long-term contracts with any of its employees and does not maintain key employee life insurance.

      In particular, Kinergy is dependent upon its relationship with Neil Koehler, its sole manager and sole limited liability company member. Mr. Koehler has considerable experience in the construction, start-up and operation of an ethanol production facility and in the ethanol marketing business. Any loss of Kinergy's relationship with Mr. Koehler may adversely affect Kinergy's business, results of operations, and financial condition.

FLUCTUATIONS IN QUARTERLY PERFORMANCE COULD ADVERSELY AFFECT KINERGY'S BUSINESS.

      Kinergy's operating results have fluctuated significantly in the past, and Kinergy expects its operating results to fluctuate significantly from quarter to quarter in the future depending on a number of factors. These factors include:

      o volume and timing of the receipt of orders for ethanol from major customers;

      o     competitive pricing pressures;

      o Kinergy's ability to sell and deliver ethanol on a cost-effective and timely basis;

      o the introduction and announcement of new products and processes by Kinergy's competitors; and

      o     changing conditions in the ethanol and fuel markets.

      Furthermore, Kinergy believes that the economic conditions in California and other states, as well as the United States as a whole, could have a negative impact on Kinergy's results of operations. Accordingly, Kinergy's results of operations could be subject to significant quarterly variation due to general economic conditions. Demand for ethanol products could also be adversely affected by a slow down in overall demand for oxygenate and gasoline additive products.

      A portion of Kinergy's ethanol purchases and spending levels is made based upon forecasted demand. Accordingly, any inaccuracy in forecasting anticipated revenues and expenses could adversely affect Kinergy's business. Furthermore, Kinergy recognizes revenues from ethanol sales at the time of delivery. The failure to receive anticipated orders or to complete delivery in any quarter could adversely affect Kinergy's results of operations for that quarter. Quarterly results are not necessarily indicative of future performance for any particular period, and Kinergy may not experience revenue growth or profitability on a quarterly or annual basis.

                   RISKS RELATING TO THE BUSINESS OF REENERGY

      ReEnergy intends to develop a large-scale ethanol plant in California. To date, ReEnergy has had no significant operations, other than entering into an Option Agreement dated as of July 30, 2003, with Kent Kaulfuss, a limited liability company member of ReEnergy, and his wife, with respect to the acquisition of approximately 89.3 acres of real property located in Visalia, California, with respect to which real property ReEnergy has granted to PEI an option to purchase upon ReEnergy's purchase from Kent Kaulfuss and his wife. Accordingly, the risks relating to the business of ReEnergy are generally the same as or substantially similar to the general risks relating to the business of PEI. See "Risk Factors--Risks Relating to the Business of PEI."

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

      This proxy statement contains forward-looking statements, including statements concerning future conditions in the ethanol refining and marketing industries, and concerning the Combined Company's future business, financial condition, operating strategies, and operational and legal risks. Words like "believe," "expect," "may," "will," "could," "seek," "estimate," "continue," "anticipate," "intend," "future," "plan" or variations of those terms and other similar expressions, including their use in the negative, are used in this proxy statement to identify forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as to the expectations of Accessity and the Acquired Companies, as the case may be, as of the date of this proxy statement. These forward-looking statements are subject to a number of risks and uncertainties, including those identified under "Risk Factors" and elsewhere in this proxy statement. Although Accessity and the Acquired Companies, as the case may be, believe that the expectations reflected in these forward-looking statements are reasonable, actual conditions in the ethanol refining and marketing industries, and actual conditions and results in the Acquired Companies' businesses, could differ materially from those expressed in these forward-looking statements. In addition, none of the events anticipated in the forward-looking statements may actually occur. Any of these different outcomes could cause the price of the Combined Company's common stock to decline substantially. Except as required by law, neither Accessity nor any of the Acquired Companies undertakes no duty to update any forward-looking statement after the date of this proxy statement, either to conform any statement to reflect actual results or to reflect the occurrence of unanticipated events.

                        INFORMATION RELATING TO ACCESSITY

GENERAL

      On November 23, 1983, drivershield.com FS Corp., a New York corporation, was formed and commenced operations as an automotive fleet administrator. Thereafter, Accessity Corp., a New York corporation, was formed on June 28, 1985, and was engaged in automotive fleet management and administration of automotive repairs for businesses, insurance companies and members of affinity groups. Accessity became the parent company to driversshield.com FS Corp. On February 7, 2002, all of the outstanding shares of driversshield.com FS Corp. were sold and, thereafter Accessity was no longer engaged in the fleet management business. In addition, on January 2, 2003, Accessity established a strategic partnership with a third party and transferred the management and operating responsibilities of Accessity's DriverShield subsidiary in exchange for profit sharing. DriverShield provided collision repair management services for insurance industry clients during fiscal 2002. Effective August 1, 2003, Accessity's business unit offering automobile services to affinity groups through Accessity's wholly-owned subsidiary, DriverShield ADS Corp. ("ADS"), was sold to the president of that business unit. Accessity's remaining business activities are now operated by Accessity's wholly-owned subsidiary, Sentaur, a business unit which Accessity began in 2002 that specializes in medical billing recovery for hospitals.

      If the Share Exchange is consummated, Accessity will transfer DriverShield and sell Sentaur to Barry Siegel, the current President and CEO of Accessity. As a result, the businesses conducted to date by Accessity will no longer be conducted by the Combined Company. Upon consummation of the Share Exchange, the principal executive and business offices of Combined Company will be the principal executive and business offices of PEI located at 5711 N. West Avenue, Fresno, California 93711. Accordingly, the foregoing and following information regarding the business of Accessity is essentially irrelevant with respect to the business to be conducted by the Combined Company, PEI, Kinergy and ReEnergy upon consummation of the Share Exchange.

NATURE OF SERVICES

      MEDICAL BILLING RECOVERY. In late 2002, Accessity established a new business unit to diversify from the automobile repair industry. Sentaur provides hospitals the opportunity to recoup discounts improperly taken by insurance companies and other institutional payors of medical treatments. This business unit contracts with hospitals and, upon analytic review of their internal records and contracts, isolates those payors who have improperly discounted the fees they have paid and seeks appropriate recovery. Sentaur's fee income from the hospitals is earned upon the successful collection of the receivable by the hospital. Sentaur currently has a number of hospitals under signed contracts and by December 31, 2003 had recovered in excess of $1.0 million on their behalf since it began generating billings in March 2003.

      INSURANCE CARRIER MARKET. Effective January 2, 2003, under a Strategic Partnership Agreement with ClaimsNet, Inc., Accessity transferred to ClaimsNet all responsibility for the management and processing new automobile claims and repairs for DriverShield. During 2003, Accessity completed the repairs that were in process prior to the effective date of the agreement with ClaimsNet. DriverShield offered Internet-based vehicle repair management services, including collision and general repair programs, estimating and auditing services and vehicle rentals for insurance companies and affinity group members.

      Throughout fiscal 2002 and for a short period in early 2003, during which time in-process repairs were completed, Accessity provided auto repair services for Accessity's insurance carrier clients. Accessity assumed the risks and responsibilities for the vehicle repair process from commencement to completion. Accessity's insurance industry clients used the Internet to access Accessity's collision management system to record a claim, which then initiated Accessity's activities to proceed with vehicle repairs. The interactive website facilitated information gathering and distribution to launch the repair process. The website enabled insurance carriers to utilize Accessity's website to directly enter the initial vehicle claim information, find and select the most accessible automobile collision repair shop from Accessity's network of approximately 2,000 shops throughout the United States, and enabled the insurance carrier and the insured to track the repairs of the vehicle until completion. Accessity's software also allowed Accessity, and its clients, to view digitized images of the damaged vehicle. Because of the volume of work Accessity provided, Accessity was able to obtain significantly lower repair costs, and expedited turnaround time, for Accessity's clients.

      Once the client initiated the claims management system, Accessity was automatically notified to commence activities. Accessity coordinated activities with the shops, used its audit and estimating staff to negotiate the lowest price for every claim and repair, monitored the use of certain types of parts, tracked the work and timeliness of the repair process which could be viewed by Accessity's clients, on Accessity's website, to judge Accessity's efforts, obtained independent appraisals when requested, and, finally, guaranteed the repairs for as long as the driver owned the vehicle. Accessity issued warranty certificates for every repair done within Accessity's network and was responsible to its clients if the repairs were not done appropriately. Accessity managed its warranty risk by monitoring the quality and consistency of its network repair facilities and quickly eliminating those shops that did not maintain proper standards. Accessity paid the independent repair shops directly upon completion of their work, and invoiced its insurance clients separately. A number of insurance carriers had signed multi-year contracts with DriverShield.

      FLEET MANAGEMENT. Effective February 7, 2003, Accessity sold all of the outstanding shares of driversshield.com FS Corp. to PHH Vehicle Management Services LLC ("PHH").

      AFFINITY GROUP PROGRAMS. Effective August 1, 2003, Accessity sold all of the outstanding shares of ADS to its president. Through ADS, Accessity offered various programs for vehicle-related services for consumers who were sold the programs through affinity groups, financial institutions, corporations and organizations. These programs were used as re-enrollment incentives and/or membership premiums, or resold at a profit. The programs consisted of collision repair discounts, discounts for certain auto services including oil changes, brake repairs and the like, and an auto hotline providing advice on actions to take for their vehicles.

RECENT DEVELOPMENTS

      SALE OF FLEET SERVICES BUSINESS UNIT. In October 2001, Accessity entered into a Preferred Stock Purchase Agreement (the "Purchase Agreement") to sell all of the outstanding shares of its wholly-owned subsidiary, driversshield.com FS Corp. to PHH for $6.3 million in cash, and pursuant to the Purchase Agreement sold $1.0 million of Accessity's Series A Convertible Preferred Stock to PHH. The Purchase Agreement was approved by a vote of Accessity's shareholders on February 4, 2002, and the transaction was consummated on February 7, 2002. Under the terms of the Transition Services Agreement, PHH contracted with Accessity to operate driversshield.com FS Corp. until June 30, 2002.

      TRANSFER OF INSURANCE COLLISION REPAIR BUSINESS. In December 2002, Accessity entered into a Strategic Partnership Agreement (the "Partnership Agreement"), effective January 2, 2003, with ClaimsNet, in which ClaimsNet assumed the responsibilities of operations and management of DriverShield, Accessity's business that provided insurance carriers with collision repair for their insureds. Accessity granted an exclusive license of its technology, including its website software that enables insurance customers to access its vehicle claims management system via the Internet, and, a non-transferable license of its network of repair facilities, as well as training of its processing methodologies, in order for ClaimsNet to fulfill its obligations under the Partnership Agreement. In return, ClaimsNet agreed to pay Accessity 25% of vendor referral fees and 50% of administrative fees (as defined in the Partnership Agreement) on all existing customers, beginning in March and February 2003 respectively, and 15% of all administrative and vendor referral fees for all new customers that use the licensed technology to have their vehicles repaired. The term of the Partnership Agreement is for a five-year period, with a two-year renewal unless terminated ninety days prior to the end of the then current term. Additionally, ClaimsNet has an option to purchase the DriverShield business commencing on January 1, 2007 for a purchase price equal to the total royalties paid by ClaimsNet for the prior twenty-four months.

      SALE OF AFFINITY SERVICES BUSINESS. Effective August 1, 2003, Accessity sold all of the outstanding shares of its wholly-owned subsidiary, ADS, to the president of that business unit, who was also a member of Accessity's board of directors, for $10,000. The sale excluded certain assets and liabilities consisting primarily of accounts receivable and payables.

      REVERSE COMMON STOCK SPLIT. On January 7, 2004, upon approval by the Accessity shareholders at the December 15, 2003 Annual Shareholders Meeting, Accessity effected a one-for-five share reverse common stock split. In addition, all options, warrants and other securities convertible into common shares were adjusted to reflect the reverse stock split, thereby increasing the conversion price by fivefold. Accessity elected this transaction in order to comply with the continued listing requirements of The Nasdaq SmallCap Market, which mandates that common shares maintain a $1.00 trading price per share. All common share amounts and prices presented in this proxy statement with respect to Accessity have been adjusted to reflect this split.

SALES AND MARKETING

      Accessity's customers for the medical recovery business are hospitals. Sales activities are primarily performed by Accessity's own personnel and augmented by outside sales representatives. Sales are made through referrals, cold canvassing of appropriate prospects and direct mailings.

      Accessity's clients for the DriverShield program were property and casualty insurance companies. Accessity's clients for the affinity programs were financial institutions, organizations and affinity groups that resell the programs to individuals.

      In 2003, four customers accounted for 92% of Accessity's continuing revenues, comprising 36%, 22%, 20% and 14% individually. Two were in the medical recovery segment and two were in the auto segment. In 2002, one customer accounted for 26% of Accessity's revenues and another accounted for 59% of revenues, both in the automotive segment. These figures exclude those accounts associated with the discontinued operating fleet service and ADS businesses that were sold in February 2002 and August 2003 respectively.

COMPETITION

      Accessity believes that medical billing recovery is an emerging market, but is not aware of any major entities involved in this business. Accessity is aware of a few privately held companies that have initiated similar business activities in regional parts of the United States.

EMPLOYEES

      As of October 29, 2004, Accessity employed 11 full-time employees and one part-time employee. Accessity has never had a work stoppage or strike, and no employees are represented by a labor union or covered by a collective bargaining agreement. As a condition to the consummation of the Share Exchange, all of the employees of Accessity are required to voluntarily terminate their employment with Accessity.

FACILITIES

      In May 2002, Accessity entered into a lease for new office space, and is the sole occupant of the building at 12514 West Atlantic Boulevard, Coral Springs, Florida, 33071. The space consists of approximately 7,300 square feet of office space. The lease term commenced in October 2002, and is for five and one-half years. The property is owned by members of Accessity's current board of directors. The landlord of the Coral Springs premises has listed the property for sale and Accessity has agreed to terminate the lease upon the sale of the building. If the Share Exchange proposal is approved by the Accessity shareholders, until the landlord of the Coral Springs facility sells the building, Mr. Siegel or an entity owned or controlled by him (which may be Sentaur) with the consent of the lessor under the existing lease agreement for such facilities, on terms and conditions reasonably satisfactory to the Acquired Companies, will contribute the sum of $3,500 towards the monthly rental obligation. However, once the Acquired Companies have made lease payments of $50,000 under the lease, Mr. Siegel will make all lease payments until the project is sold. Upon consummation of the Share Exchange, the principal executive and business offices of the Combined Company will be the principal executive and business offices of PEI located at 5711 N. West Avenue, Fresno, California 93711.

LEGAL PROCEEDINGS

      In January 2003, Accessity and its CEO were served with a complaint filed by Gerald Zutler, Accessity's former President and Chief Operating Officer, alleging that Accessity breached his employment contract, fraudulently concealed Accessity's intention to terminate its employment agreement with Mr. Zutler, and discriminated on the basis of age and aided and abetted violation of the New York State Human Rights Law. Mr. Zutler is seeking damages aggregating $2.25 million, plus punitive damages and reasonable attorneys' fees. Accessity believes that it properly terminated Mr. Zutler's employment for cause and intends to vigorously defend this suit as it believes that Mr. Zutler's allegations are without merit. The answer to the complaint was served on February 28, 2003. In 2003, Mr. Zutler filed a motion to have Accessity's attorney removed from the case on the basis that he would call Accessity's attorney as a witness. The motion was granted by the court, but Accessity has appealed that ruling and the action has been stayed pending determination of the appeal. Accessity has filed a claim with its carrier under its Directors' and Officers' and Employment Practices Liability Policy. The policy has a $50,000 deductible and a liability limit of $3 million per policy year. At the present time, the carrier has agreed to cover the portion of the claim that relates to Mr. Siegel and has agreed to a 50% allocation of expenses. Therefore, Accessity must incur $100,000 of legal expenses to satisfy the policy deductible, before the carrier commences reimbursing Accessity for 50% of the legal defense and/or any possible recovery in favor of the plaintiff.

      Accessity filed a Demand for Arbitration against Presidion Solutions, Inc. alleging that Presidion breached the terms of the Memorandum of Understanding between Accessity and Presidion dated January 17, 2003. Accessity was seeking a Break-up Fee of $250,000 pursuant to the terms of the Memorandum of Understanding alleging that Presidion breached the Memorandum of Understanding by wrongfully terminating the Memorandum of Understanding. Additionally, Accessity was seeking its out of pocket costs of due diligence amounting to approximately $37,000. Presidion filed a counterclaim against Accessity alleging that Accessity had breached the Memorandum of Understanding and therefore owes Presidion a Break-up Fee of $250,000. The dispute was heard by a single arbiter before the American Arbitration Association in February 2004. During June 2004, Accessity received notice that the arbitration proceedings under the auspices of the American Arbitration Association had concluded that Accessity was entitled to the $250,000 break-up fee set forth in the Memorandum of Understanding, as well as its share of the costs of the arbitration and interest from the date of the termination of that agreement by Presidion, aggregating approximately $30,000. As an accommodation, Accessity accepted an initial payment of $98,332 on June 28, 2004, and an interest-bearing promissory note, in the aggregate amount of $181,358, comprising two payments of approximately similar amounts to be made on July 28 and August 27, 2004. Accessity received all the payments that were due. The arbitrator dismissed Presidion's counterclaim.

      In addition, Accessity has filed a lawsuit seeking damages in excess of $100 million, as a result of discovery conducted in connection with the Presidion matter described above, against Presidion's investment bankers, Mercator Group, LLC and related parties ("Mercator"), and Taurus Global LLC ("Taurus") (collectively, the "Defendants"), alleging that these parties tortuously interfered in the transaction between Accessity and Presidion. Accessity has decided to dismiss all actions without prejudice against the Defendants and plans to refile this action against these same Defendants in California state court. The final outcome of the Mercator action will most likely take an indefinite time to resolve. Accessity currently has limited information regarding the financial condition of the defendants and the extent of their insurance coverage. Therefore, it is possible that Accessity may prevail but may not be able to collect substantially on its judgment.

DIRECTORS AND EXECUTIVE OFFICERS

      Each member of Accessity's board of directors serves for staggered three-year terms and until his or her successor is duly elected and qualified. The names, ages and positions held by Accessity's directors, director nominee and executive officers as of October 29, 2004 are as follows:

NAME                        AGE  POSITIONS HELD

Barry Siegel..............  52   Chairman of the Board, President and Chief
                                 Executive Officer
Philip B. Kart............  54   Senior Vice President, Secretary and Chief
                                 Financial Officer
Kenneth J. Friedman(1)....  50   Director
Bruce S. Udell(1).........  51   Director and Director Nominee

----------------------

(1) Member of the Audit Committee. The board of directors of Accessity has determined that Accessity does not have a financial expert, as defined in the rules and regulations promulgated by the SEC, sitting on its audit committee.

      BARRY SIEGEL has served as one of Accessity's directors and through December 2003 as Secretary, since Accessity was incorporated. He was elected to the additional post of President in December 2003. He has served since November 1997 as Accessity's Chief Executive Officer and Chairman of the Board. Previously, he served as Accessity's Chairman of the Board, Co-Chief Executive Officer, Treasurer, and Secretary from August 1997 through November 1997. From October 1987 through August 1997, he served as Accessity's Co-Chairman of the Board, Co-Chief Executive Officer, Treasurer, and Secretary. He also served for more than five years as Treasurer and Secretary of driversshield.com FS Corp., a former wholly-owned subsidiary of Accessity. Mr. Siegel is a Class I director.

      PHILIP KART has served as Secretary of Accessity since December 2003, Senior Vice President and Treasurer since February 2002 and Chief Financial Officer since October 2000. From February 1998 through September 2000, he was Vice President and Chief Financial Officer of Forward Industries, Inc., a Nasdaq SmallCap listed company, and prior to that, from March 1993 to December 1997, he was Chief Financial Officer of Ongard Systems, Inc. Mr. Kart has also held financial management positions with Agrigenetics Corporation and Union Carbide and was with the accounting firm Price Waterhouse Coopers. Mr. Kart is a CPA.

      KENNETH J. FRIEDMAN has served as a director of Accessity since October 1998. Mr. Friedman has for more than five years served as President of the Primary Group, Inc., an executive search consulting firm. Mr. Friedman is a Class II director.

      BRUCE S. UDELL was first elected to be a member of the board of directors of Accessity in September 2002. Since 1976, Mr. Udell has served as President and Chief Executive Officer of Udell Associates, a financial planning firm specializing in life insurance and estate planning. Additionally, since 1998 he has served as President of Asset Management Partners, a registered investment advisor. Mr. Udell is a Class III director.

BOARD COMMITTEES AND MEETINGS

      Accessity's board of directors serves as the representative of the Accessity shareholders. The board establishes broad corporate policies and oversees Accessity's overall performance. The board is not, however, involved in day-to-day operating details. Members of the board are kept informed of Accessity's business activities through discussion with the chief executive officer, by reviewing analyses and reports sent to them by management, and by participating in board meetings.

      During 2003, Accessity's board of directors held three meetings attended by members of the board either in person or via telephone, and on two occasions approved resolutions by unanimous written consent in lieu of a meeting.

      Accessity's board of directors currently has one standing committee, the Audit Committee. The members of Accessity's Audit Committee in 2003 were Kenneth
J. Friedman, Barry J. Spiegel, a former director who resigned from the board in May 2004, and Bruce S. Udell. Neither Mr. Friedman nor Mr. Udell is currently an officer of Accessity or any of its subsidiaries, and both are "independent" under the Nasdaq listing requirements as currently in effect. Mr. Spiegel was an officer of Accessity until August 1, 2003 and was thereafter an independent director until his resignation from the board in May 2004. The Audit Committee met once in 2003. The Audit Committee operates pursuant to a charter approved by Accessity's board of directors. In February 2004, Mr. Friedman and Mr. Udell were re-elected as members of the Audit Committee, with Mr. Friedman designated as Chairman.

      The Audit Committee meets with Accessity's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls.

      Accessity's board of directors does not have a nominating committee because the board of directors has determined that the entire board of directors can efficiently and effectively fulfill this function by using a variety of methods for identifying and evaluating nominees for director, including candidates that may be referred by Accessity's shareholders. Shareholders who desire to recommend candidates for evaluation may do so by contacting Accessity in writing, identifying the potential candidate and providing background information. See "Security Holder Communications with the Board of Directors." Candidates may also come to the attention of the board of directors through current members of the board of directors, professional search firms and other persons. In evaluating potential candidates, the board of directors takes into account a number of factors, including among others, the following:

      o     independence from management;

      o     whether the candidate has relevant business experience;

      o     judgment, skill, integrity and reputation;

      o     existing commitments to other businesses;

      o     corporate governance background;

      o financial and accounting background, to enable the board of directors to determine whether the candidate would be suitable for Audit Committee membership; and

      o     the size and composition of the board of directors.

      During the fiscal year ended December 31, 2003, all directors attended at least 75% of the aggregate of the meetings of the board of directors and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

DIRECTOR COMPENSATION

      Accessity does not pay its directors any cash compensation for serving on the board of directors. The 1995 Plan does, however, provide that when they are elected to the board and every anniversary thereafter as long as they serve, Accessity's non-employee directors are granted a non-statutory stock option to purchase up to 10,000 shares of Accessity common stock which vests over three years. Prior to February 4, 2002, directors received only 3,000 shares as the annual stock option grant.

SECURITY HOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      The board of directors has established a process to receive communications from security holders. Security holders and other interested parties may contact any member (or all members) of the board of directors, or the independent directors as a group, any committee of the board of directors or any chair of any such committee, by mail or electronically. To communicate with the board of directors, any individual directors or any group or committee of directors, correspondence should be addressed to the board of directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at Accessity Corp., 12514 West Atlantic Boulevard, Coral Springs, Florida 33071. To communicate with any of Accessity's directors electronically, security holders should send an email to Accessity's Corporate Secretary at: pkart@accessitycorp.com.
------------------------

      All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to Accessity's directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the board of directors will be forwarded promptly to the addressee. In the case of communications to the board of directors or any group or committee of directors, Accessity's Corporate Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

POLICY WITH REGARD TO BOARD MEMBERS' ATTENDANCE AT ANNUAL MEETINGS

      It is Accessity's policy that its directors are invited and encouraged to attend all of its annual meetings. At the date of Accessity's 2003 annual meeting, Accessity had four members on its board of directors, all of whom were in attendance at the 2003 annual meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      No member of the board of directors has a relationship that would constitute an interlocking relationship with executive officers and directors of another entity.

AUDIT COMMITTEE REPORT

      In fulfilling its oversight duties, the Audit Committee reviewed and discussed with management and Accessity's independent auditors, Nussbaum Yates & Wolpow, P.C., Accessity's audited financial statements for the fiscal year ended December 31, 2003. The Audit Committee also discussed with Accessity's auditors the matters required to be communicated in accordance with the American Institute of Certified Public Accountants Statement on Auditing Standards and Independence Board Standards. These matters include the independent auditors' judgments as to the quality, not just the acceptability, of Accessity's accounting principles, as well as such other matters Accessity's auditors are required to discuss with the Audit Committee under generally accepted auditing standards. The Audit Committee received the written disclosures and letter from Accessity's auditors required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and discussed with Accessity's auditors their independence.

      Nussbaum Yates & Wolpow, P.C. billed Accessity an aggregate of $51,500 in fees for professional services rendered for the audit of Accessity's annual financial statements for fiscal year 2003 and review of interim financial statements included in Accessity's Form 10-QSBs for 2003 and $1,939 in fees for professional services rendered regarding other matters.

      Based upon the above review and discussions with management and Accessity's independent auditors, the Audit Committee recommended to Accessity's board of directors that Accessity's audited financial statements be included in Accessity's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, for filing with the SEC.

                                   Respectfully submitted,

                                   THE AUDIT COMMITTEE

                                   Kenneth J. Friedman

                                   Bruce S. Udell

      The foregoing report of the Audit Committee may not be deemed incorporated by reference in any previous or future documents filed by us with the SEC under the Securities Act or the Securities Exchange Act, except to the extent Accessity specifically incorporates it by reference in any such document.

INDEPENDENT PUBLIC ACCOUNTANT FEES AND SERVICES

      The following table sets forth the aggregate fees billed to Accessity by Nussbaum Yates & Wolpow, P.C. for professional services rendered for the years ended December 31, 2003 and 2002:

           Fee Category                       2003                      2002
           ------------                       ----                      ----

           Audit Fees                        $51,500                  $63,679
           All Other Fees                      1,939                    2,763
                                             -------                  -------
                       Total                 $53,439                  $66,442
                                             =======                  =======

      AUDIT FEES. Consists of fees billed for professional services rendered for the audit of Accessity's annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Nussbaum Yates &Wolpow, P.C. in connection with statutory and regulatory filings or engagements.

      ALL OTHER FEES. Consists of fees for products and services other than the services reported above. In fiscal 2003, these services included assistance regarding Accessity's registration of common stock on Form S-8 and other miscellaneous services. In fiscal 2002, these services included tax advice and other miscellaneous services.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT PUBLIC ACCOUNTANTS

      Accessity's audit committee pre-approves all services provided by Nussbaum Yates & Wolpow, P.C.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, or Exchange Act, requires Accessity's executive officer, directors and persons who beneficially own more than 10% of a registered class of Accessity's equity securities ("reporting persons") to file initial reports of ownership and reports of changes in ownership of Accessity common stock and other equity securities with the SEC. The reporting persons are required by the SEC regulations to furnish Accessity with copies of all reports that they file.

      Based solely upon a review of copies of the reports furnished to Accessity during its fiscal year ended December 31, 2003 and thereafter, or any written representations received by Accessity from reporting persons that no other reports were required, Accessity believes that all Section 16(a) filing requirements applicable to its reporting persons during Accessity's fiscal year end December 31, 2003 were met, except that each of Kenneth J. Friedman and Bruce S. Udell filed a late Form 5 to report one transaction.

CODE OF ETHICS

      Accessity has adopted a Code of Ethics for adherence by its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Controller to ensure honest and ethical conduct; full, fair and proper disclosure of financial information in Accessity's periodic reports filed pursuant to the Securities Exchange Act of 1934; and compliance with applicable laws, rules, and regulations. Any person may obtain a copy of Accessity's Code of Ethics by mailing a request to Accessity at the principal business offices of Accessity located at 12514 West Atlantic Boulevard, Coral Springs, Florida 33071.

COMPENSATION OF EXECUTIVE OFFICERS

      The following table shows for the fiscal years ended December 31, 2003, 2002 and 2002, compensation awarded or paid to, or earned by, Accessity's Chief Executive Officer and each of the other most highly compensated executive officers of Accessity who earned more than $100,000 in salary for the year ended December 31, 2003 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                                                      COMPENSATION
                                                                                         AWARDS
                                                                                     ---------------
                                                              ANNUAL COMPENSATION      SECURITIES          ALL OTHER
                                                             --------------------      UNDERLYING        COMPENSATION
NAME AND PRINCIPAL POSITION                          YEAR    SALARY ($)    BONUS    OPTIONS/SARS (#)          ($)
---------------------------                          ----    ---------    -------   ----------------     ------------
Barry Siegel.....................................    2003     300,000          --             --              --
Chairman of the Board, President and                 2002     300,000     250,000        110,000          12,500(1)
   Chief Executive Officer                           2001     285,000          --             --              --

John M. McIntyre(2)..............................    2003     124,615          --             --              --
Former President and Chief Operating Officer         2002      84,339          --         50,000              --
                                                     2001          --                         --              --

Barry J. Spiegel(3)..............................    2003     107,692          --             --              --
President, DriverShield ADS Corp.                    2002     175,000          --         50,000              --
                                                     2001     129,525          --             --              --

Philip B. Kart...................................    2003     155,000      10,000             --          62,000(4)
Senior Vice President, Secretary,                    2002     155,000          --         30,000              --
   Treasurer and Chief Financial Officer             2001     139,093          --             --              --

Steven DeLisi....................................    2003     175,000      10,000             --              --
President, Sentaur Corp.                             2002      68,654       5,000         50,000              --
                                                     2001          --          --             --              --

_________________

(1) Reimbursed to Mr. Siegel for direct costs he incurred in connection with his relocation.
(2) Mr. McIntyre's employment terminated on December 31, 2003 and he resigned from the board of directors in May 2004.
(3) Mr. Spiegel's employment terminated on July 31, 2003 and he resigned from the board of directors in May 2004.
(4) Provided to Mr. Kart, upon his relocation, for costs incurred in connection with his relocation.

STOCK OPTION GRANTS AND EXERCISES

      Accessity made no awards of stock options during the last fiscal year to the Named Executive Officers as part of their employment. However, upon his resignation from Accessity, Mr. Spiegel was granted an option that expires September 1, 2008, as compensation for his services as a non-employee director, to purchase 10,000 shares of Accessity common stock at a price per share equal to $6.25 in accordance with Accessity's policy of option grants to its non-employee directors. The following table indicates the number of exercised and unexercised stock options held by each Named Executive Officer as of December 31, 2003.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                                        NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                     SHARES                            UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS/SARS
                                   ACQUIRED ON        VALUE          OPTIONS/SARS AT FY-END (#)           AT FY-END ($)
NAME                               EXERCISE (#)     REALIZED ($)     EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
----                               -----------      -----------      -------------------------      -------------------------
Barry Siegel...................         40,000      $    25,250             80,000/36,667                      0/0
John M. McIntyre...............             --               --               16,667/0                         0/0
Barry J. Spiegel...............         30,000      $    23,625                0/3,333                         0/0
Philip B. Kart.................             --               --             65,000/10,000                      0/0
Steven DeLisi..................             --               --             16,667/33,333                   $36,000/0


EQUITY COMPENSATION PLAN INFORMATION

                                     SHARES TO BE
                                ISSUED UPON EXERCISE OF
                                     OUTSTANDING,                                             NUMBER OF
                                   OPTIONS, WARRANTS           WEIGHTED AVERAGE         SECURITIES AVAILABLE
PLAN CATEGORY                     OR STOCK RIGHTS (#)         EXERCISE PRICE ($)         FOR FUTURE ISSUANCE
-------------                     ------------------          -----------------          -------------------
APPROVED BY SHAREHOLDERS:
1995 Plan......................         392,333                     $6.00                      807,667

NOT APPROVED BY SHAREHOLDERS:
Consultant's Warrants .........          25,000                     $2.99                            0

EMPLOYMENT AGREEMENTS

      Accessity is a party to an employment agreement with Barry Siegel that commenced on January 1, 2002, and expires on December 31, 2004. Mr. Siegel's annual salary is $300,000, and he has been granted stock options, under the 1995 Plan, providing the right to purchase 60,000 shares of Accessity's common stock, in addition to certain other perquisites. His employment agreement provides that following a change of control (as defined in the agreement), Accessity will be required to pay Mr. Siegel (1) a severance payment of 300% of his average annual salary for the past five years, less $100, (2) the cash value of his outstanding but unexercised stock options, and (3) other perquisites should he be terminated for various reasons specified in the agreement. The agreement specifies that in no event will any severance payments exceed the amount Accessity may deduct under the provisions of the Internal Revenue Code. In recognition of the sale of the fleet services business, Mr. Siegel was also awarded a $250,000 bonus, which was paid in February 2002, and an additional grant of 50,000 options.

      Accessity is a party to an employment agreement with Philip B. Kart that commenced on January 1, 2002, and expires on December 31, 2004. Mr. Kart's annual salary is $155,000 per annum and he has been granted stock options, under the 1995 Plan, providing the right to purchase 30,000 shares of Accessity's common stock, in addition to certain other perquisites, and the applicable percentage for severance payment purposes is 100%. His employment agreement provides that following a change in control (as defined in the agreement), all stock options previously granted to him will immediately become fully exercisable. Mr. Kart's contract also provided for relocation expense payments that were conditioned upon his relocation to Accessity's new headquarters, which occurred in early 2003.

      Under an agreement with Accessity's wholly-owned subsidiary, Sentaur, Accessity is party to an employment agreement with Steven DeLisi that commenced on September 3, 2002, and expires on December 31, 2004. Mr. DeLisi's annual salary is $175,000 per annum and he has been granted stock options, under the 1995 Plan, providing the right to purchase 50,000 shares of Accessity's common stock, in addition to certain other perquisites, and the applicable percentage for severance payment purposes is 100%. Mr. DeLisi also participates in a bonus program established for his business that provides a bonus of 50% of his salary upon the achievement of $25,000 in profits for three consecutive months. During his first twelve months of employment he received an interim bonus of $5,000 for each signed contract. His employment agreement provides that following a change in control (as defined in the agreement), all stock options previously granted to him will immediately become fully exercisable.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

      Accessity has adopted provisions in its articles of incorporation which eliminate the liability of the directors of Accessity to the fullest extent permissible under New York law and authorize Accessity to indemnify its directors and officers within certain applicable limits of the New York Business Corporation Law. Such limitation of liability does not affect the availability of equitable remedies, such as injunctive relief or recession. In addition, Accessity's bylaws provide that Accessity shall indemnify its directors and officers who are, or are threatened to be made, parties to proceedings as a result of their position with Accessity against expenses, judgments, fines, settlements and certain other amounts in connection with such proceedings, subject to certain limitations, except that with regard to any action by or in right of Accessity, such indemnification shall be only for certain expenses incurred by such parties and shall be subject to certain limitations, including compliance with fiduciary obligations.

      There is no pending litigation or proceeding involving a director or officer of Accessity as to which indemnification is being sought, nor is Accessity aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In May 2002, Accessity signed a five and a half year lease to occupy a new 7,300 square foot building in Coral Springs, Florida. This property is owned and operated by B & B Lakeview Realty Corp., whose three shareholders, Barry Siegel, Barry Spiegel and Ken Friedman, are current or former members of Accessity's board of directors. The terms of the lease require net rentals increasing in annual amounts from $127,000 to $168,000 plus real estate taxes, insurance and other operating expenses. The lease period commenced in October 2002 and terminates five years and six months thereafter. Accessity and the landlord each expended approximately $140,000 to complete the interior space. In addition, during July 2002, Accessity pledged a $300,000 certificate of deposit with a Florida bank, (the mortgage lender to B & B Lakeview Realty Corp) as security for Accessity's future rental commitments for the benefit of the landlord's mortgage lender. The certificate of deposit declines to $200,000 after the 36th month, $100,000 after the 48th month, and to zero after 60 months, as the balance of the rent commitment declines. During the 2003 period, Accessity paid B & B Lakeview Realty rent payments of $127,000. Accessity also accrued a payment of $20,000 as reimbursement for some insurance and tax amounts paid by B & B Lakeview Realty during 2003. Operating expenses, insurance and taxes, as required by the lease, are generally paid directly to the providers by Accessity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information with respect to the beneficial ownership of Accessity's common stock as of October 29, 2004 by:

      o each person known by Accessity to beneficially own more than 5% of the outstanding shares of Accessity's common stock;

      o     each of Accessity's current directors and the director nominee;

      o each of the Named Executive Officers in the summary compensation table above; and

      o     all current Accessity directors and executive officers as a group.

      The percentage of share ownership indicated below is based on 2,339,414 shares of Accessity common stock outstanding as of October 29, 2004.

      The beneficial ownership numbers and percentages indicated below are calculated based on requirements of the SEC. All shares of Accessity's common stock subject to options and warrants currently exercisable either currently or within 60 days after October 29, 2004 are deemed to be outstanding for the purpose of computing the percentage of ownership of the person holding the options and/or warrants, but are not deemed to be outstanding for computing the percentage of ownership of any other person.

      Unless otherwise indicated below, each shareholder named in the following table has sole voting and investment power with respect to all shares of Accessity common stock beneficially owned, subject to applicable community property laws. The address of each of the following stockholders is c/o Accessity Corp., 12514 W. Atlantic Blvd., Coral Springs, Florida 33071.

                                                                   SHARES
                                                             BENEFICIALLY OWNED
                                                             ------------------
NAME BENEFICIAL OWNER                                        NUMBER      PERCENT
---------------------                                        ------      -------

Barry Siegel(1)...........................................   460,873      19.0%
Barry J. Spiegel..........................................   309,792      13.2%
Philip B. Kart(2).........................................    65,000       2.7%
Kenneth J. Friedman(3)....................................    73,399       3.1%
Bruce S. Udell(4).........................................    16,750       *
John M. McIntyre(5).......................................     3,000       *
Steve DeLisi(6)...........................................    16,971       *
All directors and executive
   officers as a group (5 persons)........................   632,993      25.0%

-------------------------

*  Less than 1%

(1) Includes 80,000 shares of common stock underlying options held by Barry Siegel and 13 shares held directly by Barry Siegel's wife, Lisa Siegel. Both Barry and Lisa Siegel disclaim beneficial ownership of shares held by the other.
(2)  Represents shares of common stock underlying options.
(3)  Includes 16,000 shares of common stock underlying options.
(4)  Includes 10,000 shares of common stock underlying options.
(5)  Represents 3,000 shares of common stock underlying options.
(6)  Represents 16,667 shares of common stock underlying options.
(7) Includes 180,333 shares of common stock underlying options and 13 shares held directly by Barry Siegel's wife, Lisa Siegel. Both Barry and Lisa Siegel disclaim beneficial ownership of shares held by the other.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

      If the Share Exchange is consummated, Accessity will transfer DriverShield and sell Sentaur to Barry Siegel, the current Chairman of the Board, President and Chief Executive Officer of Accessity. As a result, the businesses conducted to date by Accessity will no longer be conducted by the Combined Company. Upon consummation of the Share Exchange, the principal executive and business offices of Accessity shall be changed from the offices of Accessity in Coral Springs, Florida to the principal executive and business officers of PEI located at 5711
N. West Avenue, Fresno, California 93711.

Accordingly, the foregoing information in regard to the business of Accessity and the following financial information in regard to Accessity is essentially irrelevant with respect to the business to be conducted by the Combined Company upon consummation of the Share Exchange.

      The following discussion should be read in conjunction with Accessity's financial statements and notes thereto contained in APPENDIX F attached to this proxy statement.

RESULTS OF OPERATIONS

      The following table sets forth certain operating data as a percentage of total revenue:

                                                                           YEAR ENDED                     SIX MONTHS ENDED
                                                                          DECEMBER 31,                         JUNE 30,
                                                                 -----------------------------       -----------------------------
                                                                    2003               2002             2004               2003
                                                                 ----------         ----------       ----------         ----------
Revenues from continuing operations ............................        100%               100%             100%               100%
Operating expenses:
   Collision repair expenses ...................................        (16)               (86)              --                (40)
   Selling expenses ............................................        (73)               (33)             (52)               (98)
General and administrative expenses ............................       (282)              (107)            (221)              (368)
                                                                 ----------         ----------       ----------         ----------
Operating income ...............................................       (271)              (126)            (173)              (406)
Depreciation and amortization ..................................        (45)               (14)             (28)               (67)
Investment and other income (expense) ..........................         34                 11               65                 34
                                                                 ----------         ----------       ----------         ----------
Income (loss) from continuing operations, before provision
   for income taxes ............................................       (282)              (129)             136                439
Provision (benefit) for income taxes ...........................         --                 79                2                 --
Discontinued Operations ........................................         34                 93               --                 74
                                                                 ----------         ----------       ----------         ----------
Net income (loss) ..............................................       (248)%               43%            (134)%             (365)%
                                                                 ==========         ==========       ==========         ==========


COMPARISON OF THE SIX MONTHS ENDED JUNE 30, 2004 (THE "2004 PERIOD") TO THE SIX MONTHS ENDED JUNE 30, 2003 (THE "2003 PERIOD")

      OVERVIEW. The 2004 Period reflected a net loss of $569,000 compared to a net loss of $922,000 in the 2003 Period. Loss from continuing operations was $569,000 in the 2004 Period versus a loss of $1,110,000 in the 2003 Period; a reduction in losses of $541,000, or 49%. The reduction was largely attributable to the receipt of a one-time arbitration award of $280,000 resulting from a breach of an agreement. Basic and diluted loss per share from continuing operations was $.25 and $.51 per share in the 2004 and 2003 Period respectively. Basic and diluted income per share from discontinued operations was $.09 in the 2003 Period and zero in the 2004 Period.

      REVENUES FROM CONTINUING OPERATIONS. Revenues were $425,000 in the 2004 Period, versus $253,000 in the 2003 Period, representing an increase of $172,000 or 68%. Accessity's revenues decreased by $95,000 in its automotive segment, from $190,000 in the 2003 Period to $95,000 in the 2004 Period as a result of transferring the operating responsibility of its CRM business to ClaimsNet, effective January 2003. However, as described below, the significant reduction in infrastructure costs eliminated the direct expenses and losses from this business segment (excluding corporate overhead which Accessity does not allocate to its operating units). The revenues Accessity recorded in the 2004 Period reflect referral fees associated with claims processed by ClaimsNet. Offsetting the reduction in revenues from its automotive segment was an increase in revenues of $267,000 from Sentaur, Accessity's financial recovery business for hospitals. Its revenues increased from $63,000 in the 2003 Period to $330,000 in the 2004 Period. Sentaur commenced recording revenues in April 2003 and there were only three months billings in the

2003 Period. While revenues have increased, Sentaur is currently losing money and not supporting its direct expenses.

      Pretax losses from continuing operations decreased 49%, to $569,000 in the 2004 Period compared to pretax losses of $1,110,000 in the 2003 Period, a decrease in losses of $541,000. The comparative amounts are described above.

      COLLISION REPAIR EXPENSES. Collision repair expense relating to its automotive repair business, decreased to zero in the 2004 Period versus $101,000 in the 2003 Period resulting from the transfer of the business to ClaimsNet, described above.

      SELLING EXPENSES. Selling expenses decreased by $26,000 (10%), to $223,000 in the 2004 Period, from $249,000 in the 2003 Period. This was the result of lower selling expenses for all business activities including Sentaur and other corporate marketing activities, including some transition marketing expenses incurred for CRM in the 2003 Period for which there was no comparable amount in the 2004 Period.

      GENERAL AND ADMINISTRATIVE EXPENSES. General and administrative expenses increased by $11,000 (1%), from $930,000 in the 2003 Period to $941,000 in the 2004 Period. Increased legal expenses relating to Accessity's claim against Presidion Solutions, Inc. which was arbitrated (and an award granted to the Accessity) in the 2004 Period, as well as two other claims (as described in Accessity's December 31, 2003 Form 10-KSB), one in which it is a plaintiff and one in which it is a defendant, are the primary reasons for the increase. In addition, Accessity has incurred legal expenses associated with due diligence for the PEI transaction. During the 2004 Period, Accessity incurred legal expenses totaling $172,000, versus $133,000 in 2003 the Period, an increase of $39,000. Excluding legal costs, all other general and administrative expenses in the aggregate declined by $23,000.

      Accessity issues stock options to its employees and outside directors pursuant to stockholder-approved stock option programs, and accounts for stock-based compensation plans under the intrinsic value method of accounting as defined by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. No stock-based employee compensation cost is reflected in net income (loss) for the three months ended June 30, 2004 and 2003, as all options granted under these plans had an exercise price equal to the fair market value of the underlying common stock on the date of grant.

      DEPRECIATION AND AMORTIZATION. Depreciation declined $50,000, from $169,000 in the 2003 Period to $119,000 in the 2004 Period, resulting from assets which became fully depreciated.

      INVESTMENT AND OTHER INCOME. Investment and other income, net, increased $189,000 from $87,000 in the 2003 Period to $276,000 in the 2004 Period. Other income in the 2004 Period included $272,000 (excluding reimbursed arbitration costs) from Presidion resulting from an arbitration award from their breach of an agreement with Accessity. Accessity was awarded $250,000 for the stipulated break-up fee, plus certain costs and interest. Offsetting the award was a non-cash impairment of $73,000 recorded on marketable securities which recognized most of the unrealized losses incurred on fixed income mutual funds. Aside from the arbitration award and the impairment, other income declined $10,000 resulting primarily from declining investment balances and lower interest rates.

      PROVISION (BENEFIT) FOR INCOME TAXES. Accessity also recorded a tax credit to be repaid from the New York State Department of Taxation and Finance in the 2004 Period resulting from overpayments in the prior tax year. There was no such amount in the 2003 Period. In the 2004 Period and the 2003 Period no other tax impact in the income statement is reflected, resulting from a valuation allowance that has been established for all operating loss carry-forward benefits.

      DISCONTINUED OPERATIONS. Discontinued operations in the 2003 Period reflects the net operating results of the affinity services subsidiary which was sold effective August 1, 2003. In the 2004 Period there were no discontinued operations.

COMPARISON OF YEARS ENDED DECEMBER 31, 2003 (THE "2003 YEAR") AND DECEMBER 31, 2002 (THE "2002 YEAR")

      OVERVIEW. The 2003 Year reflected a net loss of $1,626,000 versus net income of $1,248,000 in the 2002 Year. Continuing operations reflected a loss of $1,852,000 in the 2003 Period versus a loss of $1,469,000 in the 2002 Year. However, excluding the recognition of tax loss carry-forwards of $2,277,000 in the 2002 Year, continuing operations improved from a pretax loss of $3,746,000 in the 2002 Year to a pretax loss of $1,852,000 in the 2003 Year. Discontinued operations reflected income of $2,717,000 in the 2002 Year resulting primarily from the gain on the sale of the fleet business. In the 2003 Year income from discontinued operations was $226,000. Basic and diluted loss per share from continuing operations was $0.84 in the 2003 Year and $0.67 the 2002 Year. Basic and diluted earnings per share from discontinued operations was $.10 in the 2003 Period and $1.24 in the 2002 Year.

      REVENUES FROM CONTINUING OPERATIONS. Revenues from continuing operations were $658,000 in the 2003 Year compared to $2,895,000 in the 2002 Year, representing a decrease of $2,237,000, or 77%. These figures exclude the revenues from the ADS business that was sold August 1, 2003, and the fleet services business that was sold in February 2002. Both are now reflected in Accessity's financial statements as discontinued operations. Revenues declined by $2,615,000 in the automotive segment, to $280,000 in the 2003 Year from $2,895,000 in the 2002 Year, as a result of the transfer of the CRM business to ClaimsNet in January, 2003. Accessity completed certain repairs in the 2003 Year that were in process at the end of the 2002 Year, and thereafter recorded its share of the CRM business from fees it receives through ClaimsNet. This decrease in revenues was offset by $378,000 in revenues from Sentaur, the medical recovery business that began recording revenue in April 2003. As described more fully below, although Accessity incurred a substantial decline in revenues, the significant reduction in infrastructure costs that were required by the CRM business (excluding the corporate overhead which Accessity does not allocate to its operating units), eliminated the losses associated with the CRM business.

      Pretax losses from continuing operations improved; the losses decreased by $1,894,000 to a loss of $1,852,000 in the 2003 Year, from a higher loss of $3,746,000 in the 2002 Year. The decrease in losses, and comparative amounts, are described below.

      COLLISION REPAIR EXPENSES. Collision repair and claim fee revenues, net of collision repair costs, were $178,000 in the 2003 Year compared to $395,000 in the 2002 Year, a decrease of $217,000, resulting from the transfer of the CRM business to ClaimsNet.

      SELLING EXPENSES. Selling expenses decreased by $473,000, from $952,000 in the 2002 Year to $479,000 in the 2003 Year, or 50%, primarily as a result of decreased expenditures of $632,000 for its CRM business which was transferred to ClaimsNet, offset by $244,000 in increased expenses for Sentaur for personnel and their related selling expenses.

      GENERAL AND ADMINISTRATIVE EXPENSES. General and administrative expenses decreased $1,383,000, or 43%, from $3,235,000 in the 2002 Year to $1,852,000 in the 2003 Year resulting primarily from various infrastructure and supporting personnel costs which were no longer needed without the automotive CRM business of approximately $681,000; as well as costs incurred in 2002 which did not recur, including a one-time bonus of $250,000 to Barry Siegel, the Chief Executive Officer of Accessity, upon consummation of the sale of FS, and, the costs of relocating the office in New York and then to Florida, along with the associated costs of severance to terminated employees totaling $386,000. In the 2002 Year Accessity recorded a credit, an income item, of $132,000 in non-cash compensation (due to decreases in

Accessity's price per share of its common stock) as a result of re-pricing certain stock options during 1999. There was no impact in the 2003 Year.

      DEPRECIATION AND AMORTIZATION. Depreciation and amortization in the 2003 Period was $299,000, reflecting a decrease of $102,000 from $401,000, caused by assets that became fully depreciated in 2003.

      INVESTMENT AND OTHER INCOME (EXPENSE). Investment and other income decreased $176,000 to $227,000 in the 2003 Year compared to $403,000 in the 2002 Year resulting from declining interest rates, lower cash and investment balances and a loss on a sale of $15,000. Interest expense decreased $84,000 from $89,000 to $5,000 relating primarily to bond premium recorded as interest expense in 2002. The amounts were lower in the 2003 year as the bonds were either sold or matured during 2003.

      PROVISION (BENEFIT) FOR INCOME TAXES. The 2002 Year tax provision in the income statement (inclusive of continuing and discontinued operations) reflected a tax expense of $1,924,000. The tax expense in the 2002 Year was largely the result of the $6.1 million gain on the sale of the fleet business offset, in part, by credits from losses on operating activities. In the 2003 Year no tax impact in the income statement is reflected, resulting from a valuation allowance that has been established for all operating loss carry-forward benefits.

DISCONTINUED OPERATIONS

      In the 2003 Period discontinued operations reflects income of $226,000 from the affinity services business (including the $10,000 gain on the sale of this business), which was sold effective August 1, 2003, compared to income of $309,000 for the affinity services business in the 2002 Year. The performance of this business had been declining due to the non-renewal of annual memberships. Sales were $1,123,000 in the 2002 Year and $419,000 in the 2003 Year through its date of sale.

      The 2002 Year also reflects income, net of income taxes, from discontinued operations of the fleet services business that was sold effective February 2002 of $17,000, and a $2,391,000 gain on its disposal.

LIQUIDITY AND CAPITAL RESOURCES

      As of June 30, 2004 and December 31, 2003, Accessity had cash and cash equivalents of $231,000 and $96,000, respectively. Accessity also holds shares in a number of highly liquid mutual funds valued at $3,544,000 and $4,313,000 at June 30, 2004 and December 31, 2003, respectively. Working capital of Accessity as of June 30, 2004 and December 31, 2003 was $3,440,000 and $4,177,000,
respectively, and its working capital ratio was 5:1 at June 30, 2004 and 9:1 at December 31, 2003.

      In connection with Accessity's rental of office space in Florida, in July 2002, Accessity was required to establish a $300,000 restricted cash fund, initially invested in a $300,000 certificate of deposit, with a Florida bank for the five and a half year term of the lease, as a guarantee of its future capital commitments. Such amounts were excluded from liquidity, described above, and presented as restricted cash. The restricted fund amount declines as the remaining rental commitment declines, as follows; the balance of the certificate will be $200,000 after the 36th month, $100,000 after the 48th month, and zero after 60 months. Accessity is the beneficiary of the interest income. In addition, during 2002 Accessity expended approximately $140,000 in connection with the build-out of the space. This property is owned and operated by B & B Lakeview Realty Corp., whose shareholders are Barry Siegel, Barry Spiegel and Kenneth Friedman. Messrs. Siegel and Friedman are current members of Accessity's board of directors. The terms of the lease require net rentals to be paid in increasing annual amounts over the term of the lease from $127,000 to $168,000 plus related insurance, taxes and operating expenses. The lease term commenced in October 2002 and terminates five years and six months thereafter.

      Accessity has no major expenditures that it currently anticipates for capital equipment needs, however it is expending funds due to operating losses. Also, Accessity incurred an unusually high level of legal expense in the 2004 Period in connection with three claims, two in which Accessity is the plaintiff and one in which it is the defendant. Legal costs for these claims have decreased in large part because Accessity's claim against Presidion has been concluded in Accessity's favor. However, Accessity expects a continuing high level of legal costs in connection with the efforts to consummate the Share Exchange, although not to the same extent. In addition, prior to its execution of the Share Exchange Agreement, Accessity spent considerable effort with its management pursuing acquisition candidates and incurred expenses in connection with the evaluation of such acquisition candidates for business trips for negotiations and due diligence performance, legal review, lien and judgments searches and other expenses for such evaluation.

      Accessity's board of directors approved a stock repurchase program whereby Accessity may purchase up to 100,000 shares of its common shares traded on The Nasdaq SmallCap Market. During the third quarter of 2002, Accessity acquired 18,600 shares at a cost of $93,000.

      In addition, Accessity has spent considerable management effort and time pursuing acquisition candidates, and has incurred varying levels of expenses in connection with each evaluation. These have ranged from minor amounts for such expenses as an initial business trip or, more extensively, multiple trips for due diligence, legal review and lien and judgment searches. Accessity is currently expending funds for the share exchange transaction with PEI, Kinergy and ReEnergy. Should Accessity not complete this transaction, and seek another acquisition, Accessity may use a significant amount of its funds to either pay a portion of the purchase price and/or expand the business Accessity acquires.

      Accessity believes that its present liquidity will enable it to continue to support its operations, as they are currently configured for its continuing business, for the next twelve months and for an extended period thereafter depending on the extent of its use of funds in developing its existing business or possible use of funds in acquiring new businesses.

CONTEMPLATED SHARE EXCHANGE TRANSACTION

      Accessity announced on May 17, 2004 that it has signed a share exchange agreement to acquire PEI, Kinergy and ReEnergy in a stock-for-stock share exchange transaction. Upon consummation of the share exchange, each of the acquired companies will become wholly-owned subsidiaries of Accessity and Accessity will re-incorporate in the State of Delaware and change its name to Pacific Ethanol, Inc.

      Accessity will issue approximately 18.8 million shares to acquire all the companies in this transaction. It is contemplated that the Combined Company will have approximately 22 million shares of common stock outstanding, on a fully-diluted basis, should all options and warrants be exercised following consummation of the share exchange transaction.

      The proposed share exchange, expected to be completed as quickly as possible, is subject to satisfaction of due diligence investigations by all of the parties, approval by a majority of Accessity's shareholders and certain other additional conditions to closing including completion of audits of PEI, Kinergy and ReEnergy. As a further condition to the completion of the acquisitions, the current management of Accessity will resign and the current management of the Acquired Companies will assume management of the Combined Company. The former board of directors of Accessity will designate one person to serve on the board of directors of Pacific Ethanol, Inc. until the 2005 annual shareholders meeting.

PREFERRED STOCK REPURCHASE

      In connection with the sale of Accessity's former wholly-owned subsidiary, FS, its collision repair and fleet services business, to PHH, a subsidiary of the Cendant Corporation in February 2002 and, pursuant to the Preferred Stock Purchase Agreement, PHH acquired 1,000 shares of Accessity's Series A Convertible Preferred Stock (the "Preferred Shares") for $1.0 million. The Preferred Shares provided for conversion, at the holder's discretion, into 100,000 shares of Accessity common stock (subject to adjustments for stock splits, re-capitalization and anti-dilution provisions).

      Effective May 13, 2004, in exchange for certain mutual releases and the extension of certain non-compete clauses in favor of PHH, Accessity and PHH have amended the Preferred Stock Agreement executed in February 2002, and entered into a Stock Repurchase Agreement providing Accessity, or its assigns, with the right to repurchase these shares for $350,000. The repurchase of the Preferred Shares by Accessity is required only in the event that the arbitration matter, described elsewhere in this proxy statement for the fiscal year ended December 31, 2003, between Accessity and Presidion Solutions, Inc. is successfully concluded with an award granted and collected by Accessity. PHH may exercise its right to convert all of its Preferred Shares into common stock before Accessity elects to repurchase the stock through the termination date of September 15, 2004. On September 9, 2004 an assignee of Accessity, exercised the right to acquire the Preferred Shares from PHH and immediately thereafter converted the Preferred Shares into 100,000 common shares. Accordingly, Accessity's cash position and liquidity was unaffected by the repurchase.

DEFERRED INCOME TAXES

      Accessity has a net operating loss carry-forward of approximately $3.6 million that is available to offset future taxable income at December 31, 2003. Since Accessity has determined that it is more likely than not that it may not be able to recover these carry-forward benefits, a valuation allowance has been established for the full amount of the deferred tax benefit. Accordingly, no deferred income tax asset has been reflected in Accessity's financial statements. If Accessity is profitable in the future, such benefits may be available to offset future income taxes, but due to the Share Exchange transaction and change of control, such benefits will be severely restricted annually pursuant to regulations of the Internal Revenue Service, and may expire prior to their complete utilization.

NEW ACCOUNTING STANDARDS

      The new accounting pronouncements described in Note 1 to Accessity's consolidated financial statements contained elsewhere in this proxy statement are incorporated herein by this reference.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. The most significant estimates include:

      o     revenue recognition

      o     valuation of long-lived assets

      o     income tax valuation allowance

      Accessity continually evaluates its accounting policies and the estimates it uses to prepare the consolidated financial statements. In general, the estimates are based on historical experience, on information from third party professionals and on various other sources and assumptions that are believed to be reasonable under the facts and circumstances at the time such estimates are made. Management considers an accounting estimate to be critical if:

      o it requires assumptions to be made that were uncertain at the time the estimate was made; and

      o changes in the estimate, or the use of different estimating methods, could have a material impact on Accessity's consolidated results of operations or financial condition.

      Actual results could differ from those estimates. Significant accounting policies are described in Note 1 to Accessity's consolidated financial statements, which are included in this proxy statement. In many cases, the accounting treatment of a particular transaction is specifically dictated by GAAP. There are also areas in which management's judgment in selecting any available alternative would not produce a materially different result.

      Certain of Accessity's accounting policies are deemed "critical," as they require management's highest degree of judgment, estimates and assumptions. The following critical accounting policies are not intended to be a comprehensive list of all of Accessity's accounting policies or estimates:

      REVENUE RECOGNITION. Accessity applies the provisions of Staff Accounting Bulletin 101 "Revenue Recognition." Accessity recognizes revenue from collision repairs at the time of customer approval and completion of repair services. Accessity recognizes collision royalty revenue upon notification from the licensee that the claim has been processed and repaired. Accessity recognizes hospital fees at the time it receives notification from the hospitals that they have recovered funds from their customers.

      ACCOUNTS RECEIVABLE. Once a customer is billed for services, Accessity actively manages the accounts receivable to minimize credit risk. Accessity assesses the collectibility of accounts receivable by analyzing historical bad debts, review of the aging of customer receivables, and the current creditworthiness of our customers.

      IMPAIRMENT OF LONG-LIVED ASSETS. Accessity follows the provisions of SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." This statement requires that certain assets be reviewed for impairment and, if impaired, remeasured at fair value whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Impairment loss estimates are primarily based upon management's analysis and review of the carrying value of long-lived assets at each balance sheet date, utilizing an undiscounted future cash flow calculation.

      INCOME TAXES. Accessity estimates the degree to which tax assets and loss carry-forwards will result in a benefit based on expected profitability by tax jurisdiction. A valuation allowance for such tax assets and loss carry-forwards is provided when it is determined that such assets will more likely than not go unused. If it becomes more likely than not that a tax asset or loss carry-forward will be used, the related valuation allowance on such assets is reversed. If actual future taxable income by tax jurisdiction varies from estimates, additional allowances or reversals of reserves may be necessary.

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES

      Accessity's Chief Executive Officer and Chief Financial Officer (its principal executive officer and principal financial officer, respectively) have concluded, based on their evaluation as of June 30, 2004 that the design and operation of Accessity's "disclosure controls and procedures" (as defined in Rule 13a-15(e) under the Exchange Act), are effective to ensure that information required to be disclosed by Accessity in the reports filed or submitted by Accessity under the Securities Exchange Act is accumulated, recorded, processed, summarized and reported to Accessity's management, including Accessity's principal executive officer and Accessity's principal financial officer, as appropriate to allow timely decisions regarding whether or not disclosure is required.

CHANGES IN INTERNAL CONTROLS

      During the quarter ended June 30, 2004, there were no changes in Accessity's "internal" controls over financial reporting (as defined in Rule 13a-15(f) under the Securities Exchange Act) that have materially affected, or are reasonably likely to materially affect, Accessity's internal controls over financial reporting.

                           INFORMATION RELATING TO PEI

OVERVIEW

      PEI has to date not conducted any significant business operations, other than the acquisition of real property located in Madera County, California on which it intends to construct an ethanol production facility and an option to acquire additional real property located in Visalia, California on which it may construct an additional ethanol production facility. PAP intends to manage corn purchasing for the ethanol plant and market distillers grains, the main co-product of ethanol manufacturing. PAP generated approximately $1 million in revenues for the year ended December 31, 2003.

      PEI plans to do the following:

      o make strategic acquisitions in the ethanol refining and marketing industry;

      o construct an ethanol plant in Madera County, California for the production of up to 35 million gallons of ethanol per year (and, if possible, construct an additional ethanol production facility on real property located in Visalia, California with respect to which it has an option to purchase);

      o upon completion of construction of its ethanol production facility, market and sell ethanol using the marketing services of Kinergy primarily in the Central Valley region of California to major and independent oil customers who control the majority of all gasoline sales in California;

      o     through PAP, market and sell DWG to cattle farmers in California;
            and

      o to the extent possible, sell carbon dioxide, another co-product of ethanol manufacturing, to dry ice companies in California.

      The demand for ethanol in 2003 reached approximately 750 million gallons statewide in California and PEI believes that the demand for ethanol will continue to grow. PEI believes it will have a competitive advantage in the Central Valley of California market because competing Midwest-sourced ethanol must be "double-handled" to reach Central Valley distribution racks. In addition, the San Joaquin Valley (located in the southern half of the Central Valley) has over 1.3 million head of dairy cattle in an area less than 30,000 square miles, which should provide an excellent market for DWG, an important protein source for dairy cattle.

INDUSTRY BACKGROUND

OVERVIEW OF ETHANOL PRODUCTION PROCESS

      The production of ethyl alcohol, or ethanol, from starch or sugar-based feedstocks has been practiced for thousands of years. While the basic production steps remain the same, the process has been refined considerably in recent years, leading to a highly efficient process that now yields more energy in the ethanol and co-products than is required to make the products. The modern production of ethanol requires large amounts of corn and water as well as chemicals, enzymes and yeast, denaturants such as unleaded gasoline or liquid natural gas (which must meet the minimum specifications of ASTM D 4806), in addition to natural gas and electricity.

      In the dry milling process, corn or other high-starch grains are first ground into meal and then slurried with water to form a mash. Enzymes are then added to the mash to convert the starch into the simple sugar, dextrose. Ammonia is also added for acidic (pH) control and as a nutrient to the yeast. The mash is processed through a high temperature cooking procedure, which reduces bacteria levels prior to fermentation. The mash is then cooled and transferred to fermenters, where yeast is added and the conversion of sugar to ethanol and carbon dioxide begins.

      After fermentation, the resulting "beer" is transferred to distillation, where the ethanol is separated from the residual "stillage." The ethanol is concentrated to 190 proof using conventional distillation and then is dehydrated to approximately 200 proof (100%) in a molecular sieve system. The resulting anhydrous ethanol is then blended with about 5% denaturant (usually gasoline) and is then ready for shipment to market.

      The residual stillage is separated into a coarse grain portion and a liquid portion through a centrifugation process. The soluble liquid portion is concentrated to about 30% dissolved solids by an evaporation process. This intermediate state is called condensed distillers solubles, or "syrup." The coarse grain and syrup portions are then mixed to produce DWG or can be mixed and dried to produce dried distillers grain with solubles ("DDGS"). Both DWG and DDGS are high protein animal feed products.

OVERVIEW OF ETHANOL MARKET

      Methyl tertiary-butyl ether, or MTBE, has been used for over 20 years in California and other states to improve the air quality characteristics of gasoline. However, MTBE is a known carcinogen that contaminates groundwater, and California banned the addition of MTBE to motor fuels effective January 1, 2004. Ethyl alcohol, or ethanol, has recently replaced MTBE in California, New York and Connecticut. The EPA now lists 20 states with partial or complete bans on the use of MTBE. Currently, ethanol is the only commercially available fuel additive to replace MTBE for meeting the federal Clean Air Act's reformulated gasoline standards required in states with severe air quality problems. Ethanol is presently believed to account for more than 60% of the oxygenate market nationwide.

      California is the nation's largest market for gasoline. Approximately 26 million vehicles are registered in California and are estimated to use up to 16 billion gallons of gasoline during 2004. California's last oil refinery was built in 1969. The stringent permitting process and economics of constructing and operating an oil refinery in California present difficult barriers to entry into the oil refining market. In addition, California is in a volatile and highly sensitive energy situation due to its geographic isolation from the rest of the country and declining production capacity and inventory levels. California imports about 10% of its finished fuel products and over 50% of its total petroleum supply. At least one oil refinery in California is expected to close by the end of 2004, further reducing production capacity.

      The ethanol production industry is expected to produce up to 3.3 billion gallons of ethanol in 2004, an increase of up to 17% from the approximately 2.8 billion gallons produced in 2003. The California ethanol market accounts for more than 25% of the national market and will likely reach 900 million gallons (about $1.5 billion in sales) per year beginning in 2004. However, California only has two small ethanol plants with a combined production capacity of less than 10 million gallons per year, leaving California with a substantial shortfall in ethanol production. The balance of ethanol is shipped via rail from the Midwest to California. Gasoline and diesel products that feed the major fuel terminals are shipped in pipelines throughout the northern and southern portions of California. Unlike gas and diesel, though, ethanol cannot be shipped in the existing pipelines because is has an affinity for the water already present in the pipelines. When mixed, water dilutes ethanol and creates significant quality control issues. Therefore, ethanol must be trucked from rail terminals to the regional fuel terminals, or "blending racks."

      Approximately 95% of the ethanol produced in the United States is made in the Midwest from corn. Ethanol is typically blended at 5.7% to 10% by volume in the United States, but is also blended at up to 85% for vehicles designed to operate on 85% ethanol. Compared to gasoline, ethanol is generally considered to be less expensive, higher octane and cleaner burning. The ever increasing demand for transportation fuels with limited opportunities for gasoline refinery expansions and the growing importance of CO2 emission reductions from renewable fuels is anticipated to drive additional ethanol market growth in California.

      Ethanol sold into the Central Valley is currently shipped via rail from the Midwest, and then double-handled into trucks and shipped to the blending racks in Sacramento, Stockton, Fresno and Bakersfield. This one to two thousand mile transport and double handing can add up to $0.18 per gallon. Kinergy estimates ethanol demand in the Central Valley to be upwards of 200 million gallons in 2004. Management of Kinergy believes that it could market locally all or substantially all of the 35 million gallons of ethanol expected to be produced by PEI at its initial facility to be located on real property owned by PEI in Madera County, California.

      Over the last ten years, rail-car delivered California ethanol prices have ranged between $.90 and $1.75 per gallon, averaging approximately $1.27 per gallon. Gasoline prices have the largest influence on ethanol pricing. Ethanol prices, net the federal tax incentive, have tended to track at a level near parity with gasoline prices. Ethanol prices in California are typically $.10 to $.12 per gallon higher than in the Midwest due to the added freight costs of delivering ethanol by ship and rail from the Midwest production facilities.

      Approximately 40% of the ethanol consumed in the United States is currently used in discretionary gasoline blending, where ethanol prices need to be at or below gasoline prices for the petroleum companies to blend ethanol. Over the last ten years, it is discretionary blending that has been the primary determinant of ethanol pricing. A relative excess of supply over much of this period has tended to discount ethanol pricing below its blending value as either an octane enhancer or oxygenate. With the move to eliminate MTBE from gasoline and other anticipated policy developments to expand the use of renewable fuels, it is anticipated that future ethanol pricing will more closely reflect its higher value as a clean air additive and octane enhancer.

      Delivered ethanol prices to wholesale distribution points in the Central Valley such as Fresno and Sacramento that must receive ethanol via trucks is expected to be $.05 to $.07 per gallon higher than the rail-served terminals. PEI is ideally positioned to service these markets. In addition, Kinergy has rapidly expanded its market share at the Fresno terminal and is now supplying over 50% of the approximately 50 million gallon per year Fresno ethanol market. Fresno, the nearest terminal to PEI's first proposed production facility (20 miles), could easily consume all of the ethanol from PEI's first facility.

      The largest ethanol producer in the United States is Archer Daniels Midland Corporation ("ADM"), with wet and dry mill plants in the Midwest and a total production capacity of about one billion gallons per year, or about 30% to 35% of total United States ethanol production. In all, 75 ethanol plants located primarily in the Midwest have a combined annual production capacity of 3.3 billion gallons. Most of the growth in ethanol production over the last ten years has been by farmer-owned co-ops as a strategy for expanding corn markets and adding value through processing. Many smaller ethanol plants rely on marketing groups such as Ethanol Products, Avantine, and Renewable Products Marketing Group to move their product to market. Because it is a commodity market, many of the Midwest producers can target California, though producers in states like Nebraska and Kansas (further west) may enjoy transport advantages.

      There are currently no large-scale ethanol production facilities in California, and to PEI's knowledge none of the several competing California development projects have sufficient financing or permitting to construct a facility yet.

OVERVIEW OF DISTILLERS GRAIN MARKET

      Four million tons of dried distillers grains are produced and sold every year in North America. Dairy and beef cattle are the primary consumers of distillers grains. A dairy cow can consume 12-15 lbs of

DWG per day in a balanced diet. At this rate, the DWG output of a 35 million gallons per year ethanol facility requires approximately 105,000-130,000 dairy cows to feed.

      The only distillers grains currently available in California is shipped from the Midwest via rail cars and is in the dry form with approximately 10% moisture content. In 2002, there were approximately 500,000 tons of DDGS shipped to California. This is the equivalent of 1,286,000 tons of DWG with a 65% moisture content.

      DDGS from the Midwest face a number of challenges, including product inconsistency, handling difficulty, and lower feed value. All of these issues are mitigated with a consistent supply of DWG from a local plant. DDGS railed to California from the Midwest undergo an intense drying process and exposure to extreme heat at the plant and in the railcars, during which various nutrients are burned off, reducing the nutritional composition of the final product. PEI will preserve the feed integrity of the product by not drying the distillers grains and shipping them locally. DDGS shipped via rail can take as long as two weeks to be delivered to California, and scheduling errors or rail yard mishaps can extend delivery time even further. The product sits in the rail car for as long and has a tendency to solidify and set in place. It then becomes very difficult and thus expensive to unload. Summertime rail cars typically take a full day to unload, but can take longer. DDGS shipped from the Midwest can be inconsistent because some Midwest producers use a variety of feedstocks depending on the availability and price of competing crops. Corn, milo sorghum, barley and wheat are all common feedstocks for ethanol production but lead to significant variability in nutritional composition of distillers grains. California dairies depend on rations that are calculated with precision and a subtle difference in the makeup of a key ingredient can affect milk production at dairies.

      Historically, the distillers grains market has been steady in comparison to the ethanol market. DDGS market price is determined through a number of factors that include the market value of corn, the market value of soybean meal and other competitive protein ingredients, the performance or value of DDGS in a particular feed formulation, and market supply and demand. In the United States, the base market value for distillers grains historically has been set by producers of distilled spirits and more recently by the large corn dry-millers that operate fuel ethanol plants. In California, feed pricing is most often set by nutritional models that calculate its feed value by nutritional content.

STRATEGY

      The primary goal of the Combined Company is to create a vertically integrated marketing, distribution and production alternative-fuels business focused in the ethanol market, employing existing traditional production techniques and concurrently exploring advanced processing methods, including hydrogen fuel cells. The Combined Company will include the ethanol marketing and distribution business of Kinergy that is anticipated to generate revenues of approximately $75 million during 2004. Kinergy has achieved 100% annual revenue growth during the last two years. The Combined Company intends to acquire complimentary businesses which will either expand Kinergy's distribution reach, or provide ethanol production to capture more of the value in the ethanol supply chain. To that end, PEI has commenced discussions with several acquisition targets, although no assurance can be given that PEI will be successful in making any acquisitions. The Combined Company expects to use its common stock, where appropriate, to make these proposed acquisitions. To the extent PEI is successful in raising an additional $7 million of equity capital prior to consummation of the Share Exchange, the Combined Company is expected to have approximately $9 million of liquid funds upon consummation of the Share Exchange. In addition, the Combined Company intends to raise additional capital and build one, and possibly additional, ethanol production facilities in California, the state with the largest demand for ethanol. It is expected that funding for construction of the first facility, for which all permits and plans have been completed, will occur, if at all, after the consummation of the Share Exchange.

CUSTOMERS

      Upon completion of its ethanol refining facility, PEI expects to market ethanol through Kinergy, whose focus has been on growing its market share at the Fresno fuel terminal (the only wholesale distribution point for gasoline between Stockton, California and Bakersfield, California). The Fresno fuel terminal sits only 20 miles southeast of the Madera site and 35 miles northwest of the Visalia site. The greater Fresno area is experiencing rapid population growth, with Fresno/Clovis population at nearly 700,000. In addition, the Fresno terminal serves the California Central Valley which is one of the largest agricultural regions in the world. Kinergy is currently selling over 50% of the ethanol distributed out of the Fresno fuel terminal. PEI expects that all of the Madera plant's ethanol can be sold locally in the Fresno market that Kinergy has developed, capturing a key competitive advantage for PEI.

      The San Joaquin Valley of California has one of the highest concentrations of dairy cattle in the world, with over 1.3 million head. There are approximately 500,000 dairy cows within a 50-mile radius (about 30,000 square miles) of each of PEI's planned plant sites, for a combined total (excluding overlap) of over 1 million dairy cows. Each of PEI's planned ethanol production facilities should be able to produce enough DWG to feed about 125,000 dairy cows each year.

      PEI expects to control and market (with PAP) the only DWG product in California. PEI intends to position DWG as the protein feed of choice for its nutritional composition, consistency of quality and delivery, ease of handling, and its mixing ability with other feed ingredients. DWG contains an ideal moisture level to carry such minerals, and PEI expects to capture a higher profit margin for providing such products.

      PEI has a proposal from Airgas Dry Ice to purchase all the CO2 from the Madera facility. The proposal also provides that Airgas Dry Ice would lease land adjacent to the ethanol plant and capitalize the CO2 recovery and processing plant. Under the proposal, Airgas would pay PEI $7.00 per ton of CO2 captured for use.

SUPPLIERS

      The production of ethanol requires a significant amount of raw materials and supplies, such as corn, natural gas, electricity and water. Corn is the most important variable cost. A 35 million gallon per year ethanol facility requires approximately 12.5 million bushels of corn each year, or nearly half of California's total 2003 annual corn production of 27.2 million bushels. Therefore, a California ethanol plant must be able to efficiently ship corn from the Midwest via rail then, cheaply and reliably, truck processed ethanol to local markets. The Madera grain facility as built is one of the most efficient grain receiving facilities in the United States. The unloading system was built to unload 110 rail cars consistently in less than fifteen hours. The plant will have the capacity to store a 49-day supply of corn, or approximately 1,750,000 bushels.

      PAP, PEI's subsidiary, will be responsible for all sourcing of corn using standard contracts, such as spot purchases, forward purchases, and basis contracts. PAP expects to establish a relationship with a forwarding broker at the Chicago Board of Trade and expects to establish allowable limits of open and un-hedged grain transactions that its merchant will be required to follow pursuant to a risk management program. The limits established are expected to be reviewed and adjusted on a regular basis.

      PEI expects to invest in a natural gas cogeneration facility to provide all of the electricity and steam requirements for its facilities in Madera. PEI has selected Solar Turbines (a division of Caterpillar, Inc.) to design and build the 10 megawatt cogeneration facility. Self-generation will also help protect PEI from the notorious price swings of the California electricity market. Solar Turbines has over 10,000 turbines in operation in the world and fully guarantees the construction and operation of their units.

      Water supply is one of the most critical issues in developing a project in the state of California. There is a pervasive water shortage in the Central Valley, often causing spikes in the price of available water. The Madera property has two deep-water wells on the property which PEI believes is able to supply nearly twice the annual requirement for the ethanol production facility. In addition, PEI has initiated the application process to annex the Madera property into the Madera Irrigation District ("MID"). Having the site in the water district would allow PEI to buy water from MID if water quality degradation issues arise from drawing down the water table on the property. An important factor in makeup water is not just quantity but also quality. PEI has run various water quality samples on both of its deep-water wells and the actual data has been used to determine wastewater discharge requirements.

      PEI has not yet entered into any formal agreements with any suppliers and there can be no assurance that PEI will be able to do so. If and when PEI enters into business arrangements with such suppliers, the partial or complete loss of such suppliers could:

      o     increase PEI's costs;

      o     delay deliveries of ethanol while PEI qualifies a new supplier;
            and/or

      o have an adverse effect on PEI's results of operations and damage customer relationships

      Further, a significant increase in the price of raw materials and other necessary supplies for the production of ethanol supplied by these suppliers could increase PEI's cost of goods sold and reduce its profit margins.

COMPETITION

      The ethanol production and marketing industry is highly competitive. PEI's primary competition is from ethanol producers in the Midwestern United States, who control as much as 95% of existing ethanol production. PEI faces substantial competition from established companies, many of which are larger companies, such as ADM and Cargill, have greater financial, engineering and manufacturing resources than PEI and have larger service organizations and long-standing customer relationships. PEI's competitors can be expected to continue to improve their engineering and production technology with increased competitive price/production results. In addition, PEI's customers may choose to develop proprietary technology, processes and equipment on their own, which may obviate or lessen their need to purchase ethanol from PEI. PEI's customers may also use multiple technologies and solutions, including competitors' technologies and solutions, to replicate and replace PEI's technologies and solutions. Competitive pressures may necessitate price reductions, which could adversely affect PEI's results of operations and harm PEI's business. Although PEI believes that it will have certain competitive advantages over its competitors, realizing and maintaining such advantages will require a continued high level of investment and effort by PEI in marketing and customer service and support. PEI may not have sufficient resources to continue to make such investments and effort. Even if sufficient funds are available, PEI may not be able to make the modifications and improvements necessary to maintain such competitive advantages.

GOVERNMENTAL REGULATION

      The ethanol production and marketing industry is subject to extensive governmental regulations, some of which are helpful to PEI's proposed business and some of which are not. The ethanol fuel industry is greatly dependent upon tax policies and environmental regulations that favor the use of ethanol in motor fuel blends in North America. Some of the state and federal regulations applicable to PEI's proposed business are briefly described below.

      FEDERAL EXCISE TAX EXEMPTION. Ethanol blends have been either wholly or partially exempt from the federal excise tax ("FET") on gasoline since 1978. The exemption has ranged from $0.04 to $0.06 per gallon of gasoline during that 25-year period. Current law provides a $0.052 per gallon exemption from the $0.183 per gallon FET on gasoline if the taxable product is blended in a mixture containing 10% ethanol. The FET exemption was revised and extended for the fifth time since its inception as part of highway funding reauthorization legislation (Transportation Efficiency Act of the 21st Century) enacted in June 1998. The new expiration date is December 31, 2007. PEI believes that the tax incentive is likely to be extended to 2010 in upcoming legislation. The Bush Administration's current set of budget proposals submitted to Congress includes an extension of the ethanol incentive until 2014. PEI believes that it is highly likely that the incentive will be extended beyond 2010 if Congress deems it necessary for the continued growth and prosperity of the ethanol industry. Practically speaking, the corn lobby wields extensive power, especially in the United States Senate, and has consolidated the support needed for the continuation of the FET exemption for ethanol.

      CLEAN AIR ACT AMENDMENTS OF 1990. In November 1990, a comprehensive amendment to the Clean Air Act of 1977 established a series of requirements and restrictions for gasoline content designed to reduce air pollution in identified problem areas of the United States. The two principal components affecting motor fuel content are the Oxygenated Fuels Program, which is administered by states under federal guidelines, and a federally supervised Reformulated Fuel Program.

      OXYGENATED FUELS PROGRAM. Federal law requires the sale of oxygenated fuels in certain carbon monoxide non-attainment Metropolitan Statistical Areas ("MSA") during at least four winter months, typically November through February. Any additional MSA not in compliance for a period of two consecutive years in subsequent years may also be included in the program. The EPA Administrator is afforded flexibility in requiring a shorter or longer period of use dependent upon available supplies of oxygenated fuels or the level of non-attainment. This law currently affects the Los Angeles area, where over 150 million gallons of ethanol is blended each winter.

      REFORMULATED GASOLINE. The Clean Air Amendments established special standards effective January 1, 1995 for the most polluted ozone non-attainment areas: Los Angeles Basin, Baltimore, Chicago Area, Houston Area, Milwaukee Area, New York-New Jersey, Hartford Region, Philadelphia Area and San Diego, with provisions to add other areas in the future if conditions warrant (California's Central Valley was added in 2002). At the outset of the program there were a total of ninety-six Metropolitan Statistical Areas not in compliance with Clean Air standards for ozone, which currently represent approximately 60% of the national market.

      The legislation requires a minimum amount of oxygen (2.0% by weight) in reformulated gasoline as a means of reducing carbon monoxide pollution and replacing octane lost by reducing aromatics (high octane portions of refined oil). The Reformulated Fuel Program also includes a provision that allows individual states to "opt into" the federal program by request of the governor, to adopt standards promulgated by California that are stricter than federal standards, or to offer alternative programs designed to reduce ozone levels. Nearly all of the Northeast and middle Atlantic areas from Washington, D.C., to Boston not under the federal mandate have "opted into" the federal standards.

      These state mandates in recent years have created a variety of gasoline grades to meet different regional environmental requirements. Reformulated gasoline accounts for about 30% of nationwide gasoline consumption. Under current law, California refiners must blend 2% oxygenate by weight. This is the equivalent of 5.7% ethanol in every gallon of gas or roughly 900 million gallons of ethanol per year for California.

ADDITIONAL ENVIRONMENTAL REGULATIONS

      In addition to the governmental regulations applicable to the ethanol product and marketing industry described above, PEI's business is subject to additional federal, state and local environmental regulations, including regulations established by the federal Environmental Protection Agency ("EPA"), the California Air Quality Management District ("AQMD"), the San Joaquin Valley Air Pollution Control District and the California Air Resources Board ("CARB"). As PEI has not commenced construction of its ethanol plant yet, it cannot predict in what manner or to what extent such regulation will harm or help its business or the ethanol production and marketing industry in general. For example, the State of California has requested a waiver from the EPA to reduce the amount of ethanol required in gasoline, which would boost supplies of ethanol in California and potentially lower demand for ethanol and cause the price of ethanol to decline. In addition, officials in the State of California, including officials from the CARB, have argued to the EPA that ethanol is a volatile fuel that evaporates easily and contributes to smog by increasing ozone levels and adding particulates to the air. Currently, pursuant to the Reformulated Fuel Program, federal mandate requires that California refineries blend a 2% oxygenate, such as ethanol, with gasoline. If the EPA grants the requested waiver, refineries would no longer be required to blend ethanol into gasoline, which would harm PEI's business.

RESEARCH AND DEVELOPMENT

      The market for ethanol production and marketing is characterized by continuous technological and engineering development and production innovation. PEI believes that continued and timely development of new technological and production enhancements to existing processes is important to maintain its competitive position. Accordingly, PEI intends to devote a portion of its personnel and financial resources to research and development programs and seeks to maintain close relationships with customers to remain responsive to their needs. However, PEI's research and development efforts are not expected to be substantial at the outset of the commencement of ethanol production at its facility in Madera County, California.

INTELLECTUAL PROPERTY

      PEI will periodically review its inventions and processes to determine which inventions or processes will provide substantial differentiation between PEI's services and those of its competitors. In certain cases, PEI may also choose to keep an invention or a process as a trade secret. PEI has entered into and will enter into non-disclosure agreements to protect its proprietary technology with its employees and consultants and in some instances with its suppliers and its customers. Because of technological developments in the ethanol production industry, the patent or other intellectual property position of any ethanol producer is subject to uncertainties and may involve complex legal and factual issues. Consequently, there can be no assurance that patents will be obtained with respect to any inventions or processes developed or used by PEI. Furthermore claims allowed by any existing or future patents or other intellectual property registrations that may be issued to PEI may be challenged, invalidated, or circumvented, and any rights granted thereunder may not provide adequate protection to PEI. Others may develop technologies that are similar or superior to PEI's technology, duplicate PEI's technology or design around patents owned by PEI or other intellectual property rights of PEI.

      In addition, litigation may be necessary in the future to enforce PEI's patents and other intellectual property rights, to protect PEI's trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement or invalidity. Such litigation could result in substantial costs and diversion of resources and could have a material adverse effect on PEI's results of operations or financial condition. Moreover, PEI may be required to participate in interference proceedings to determine the priority of inventions, which also could result in substantial cost to PEI.

EMPLOYEES

      As of October 29, 2004, PEI employed four persons. PEI's employees are highly skilled, and PEI's success will depend in part upon its ability to retain such employees and attract new qualified employees who are in great demand. PEI has never had a work stoppage or strike, and no employees are represented by a labor union or covered by a collective bargaining agreement. PEI considers its employee relations to be good.

FACILITIES

      PEI's corporate headquarters, located in Fresno, California, consists of a 1,000 square foot office rented on a month-to-month basis.

      PEI has acquired real property located in Madera County, California consisting of approximately 137 acres on which it intends to construct an ethanol production facility and has an option to acquire additional real property located in Visalia, California consisting of approximately 89.3 acres on which it may construct another ethanol production facility and expand its operations. PEI leases the 137-acre property in Madera County, California that it owns to PAP pursuant to an Industrial Lease agreement dated as of July 1, 2003 that expires on June 30, 2023, unless sooner terminated pursuant to its terms.

LEGAL PROCEEDINGS

      A party to a corn sale contract did not perform according to the net settlement provisions standard in the grain industry and thus continued to engage in contracts without the consent or approval of PEI/PAP. PEI has attempted to settle with the entity with no success to date. Accordingly, PEI believes that this matter will proceed to litigation. The total amount owed to the party is $26,408. However, the party has indicated they are seeking in excess of $100,000. Other than with respect to the foregoing matter, PEI is not presently involved in any legal proceedings which, if not settled in its favor, would, individually or collectively, adversely affect the financial condition of PEI.

DIRECTORS AND EXECUTIVE OFFICERS

      PEI's directors and executive officers as of October 29, 2004 are as follows:

NAME                      AGE  POSITIONS HELD
----                      ---  --------------

Neil Koehler............   46  Chairman of the Board and Chief Executive Officer
Tom Koehler.............   43  Vice President, Public Policy and Markets
Ryan Turner.............   30  Chief Operating Officer and Director
Bart Carlson............   33  Chief Financial Officer
Frank P. Greinke........   49  Director
John Pimentel...........   38  Director
William Lyles...........   45  Director
Doug Dickson............   51  President of PAP Products, LLC

      NEIL KOEHLER has served as Chief Executive Officer of PEI since its formation in January 2003 and Chairman of the Board since March 2004. Prior to his association with PEI, Mr. Koehler was the co-founder and General Manager of Parallel Products, one of the first ethanol production facilities in California (and one of only two currently existing ethanol production facilities in California), which was sold to a public company in 1997. Mr. Koehler is also the sole manager and sole limited liability company member of Kinergy, which he founded in September 2000. Mr. Koehler has over 20 years of experience in the ethanol production, sales and marketing industry in the Western United States. Mr. Koehler is the Director of the California Renewable Fuels Partnership and a speaker on the issue of renewable fuels and ethanol production in California. Mr. Koehler has a B.A. degree in Government, from Pomona College and is the brother of Tom Koehler.

      TOM KOEHLER has served as Vice President, Public Policy and Markets of PEI since January 2003. Mr. Koehler is a limited liability company member and manager of ReEnergy, LLC. Mr. Koehler has over 10 years of experience in governmental affairs and marketing in the ethanol industry. As a consultant for the Renewable Fuels Association, Mr. Koehler has played an integral role in expanding the market for ethanol in California and is actively engaged in pursuing the replacement of MTBE with ethanol in the Pacific Northwest and in the Northeastern United States. Mr. Koehler has a B.A. degree in Economics from Oregon State University and is the brother of Neil Koehler.

      RYAN TURNER is a co-founder of PEI and has served as Chief Operating Officer and a Director of PEI and led the business development efforts of PEI since its inception in January 2003. Prior to joining PEI, Mr. Turner served in the management of J & J Farms, a large-scale, diversified agriculture operation of the west side of Fresno County, California for six years, where he guided the production of corn, cotton, tomatoes, melons, alfalfa and asparagus crops and operated a custom beef lot. Mr. Turner has a B.A. degree in Public Policy from Stanford University and is a graduate of the California Agricultural Leadership Program and is currently pursuing an M.B.A. at Fresno State University.

      BART CARLSON has served as Chief Financial Officer of PEI since April 2004. Mr. Carlson has over 10 years in public accounting with experience in accounting systems development, fiscal management and the ability to translate numerical analysis into practical recommendations and programs. Mr. Carlson was formerly a Senior Financial Analyst with Kaiser Foundation Hospitals and has operated his own private tax practice over the last two years. Mr. Carlson is a Certified Public Accountant and holds a B.S. in Business Administration with a major in Accounting from Fresno State University.

      FRANK P. GREINKE has served as a Director of PEI since October 2003. Mr. Greinke is currently the CEO and sole owner of SC Fuels, Inc. which, along with its related companies, generates over $1.0 billion in revenues and operates in eleven Western states. SC Fuels, Inc. currently employs over 300 people and services over 20,000 customers. Mr. Greinke is also a director of the Society of Independent Gasoline Marketers of America, the Chairman of the Southern California Chapter of the Young Presidents Organization and serves on the Board of Directors of The Bank of Hemet and on the Advisory Board of Solis Capital Partners, Inc.

      JOHN PIMENTEL has served as a Director of PEI since April 2004. Since 2003, Mr. Pimentel has been a Director with Cagan-McAfee Capital Partners, LLC, where he is responsible for business development, investment structuring, and portfolio company management. Prior to joining Cagan-McAfee Capital Partners, Mr. Pimentel worked with Bain & Company in the firm's Private Equity Group and the general consulting practice from 1998 to 2002. From 1993 to 1996 Mr. Pimentel served as Deputy Secretary for Transportation for the State of California where he oversaw a $4.5 billion budget and 28,000 employees, including the Department of Transportation, the California Highway Patrol, and parts of the Department of Motor Vehicles. Mr. Pimentel has an M.B.A. from Harvard Business School and a B.A. from University of California at Berkeley.

      WILLIAM LYLES has served as a Director of PEI since October 2004. Since January 2003, Mr. Lyles has served as the Vice President of Construction for Lyles Diversified, Inc. His responsibilities include oversight of three subsidiaries, including W. M. Lyles Co., that specialize in infrastructure construction throughout California. These companies perform work on both a competitive bid and design-build basis. Past projects have included plant facilities, pipelines and pumping stations. Mr. Lyles has over 24 years experience in the construction industry, with an emphasis in the application of the design-build process to infrastructure construction. Mr. Lyles has B.S. degrees from Purdue University in Civil Engineering and Economics.

      DOUG DICKSON has served as President of PAP Products, LLC since its inception in June 2003. Mr. Dickson is also the current President of Westside Milling, LLC. Mr. Dickson is a California native and has been active in the commodity and feed business for nearly 30 years, gaining a valuable understanding of the feed and grain business during such time. Prior to joining PEI, Mr. Dickson held various positions in commodity merchandising with Cargill and Scoular Grain and held senior management positions with Foster Farms, Zacky Farms and J. D. Heiskell.

BOARD OF DIRECTORS AND DIRECTOR COMPENSATION

      Directors are elected annually and hold office until the next annual meeting of shareholders, until their successors are elected or until their earlier death, resignation or removal. Directors are not compensated for serving on the board of directors.

COMPENSATION OF EXECUTIVE OFFICERS

      The following table shows for the fiscal year ended December 31, 2003, compensation awarded or paid to, or earned by, PEI's Chief Executive Officer and its other three executive officers at December 31, 2003:

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM
                                                                         ANNUAL      COMPENSATION
                                                                       COMPENSATION     AWARDS
                                                                       ------------     ------
                                                                                      SECURITIES
                                                                                      UNDERLYING          OTHER
NAME AND PRINCIPAL POSITION                                 YEAR        SALARY ($)    OPTIONS(#)       COMPENSATION
---------------------------                                 ----        ----------    ----------       ------------
Neil Koehler..............................................   2003          --              --               --
   Chief Executive Officer and Chairman of the
   Board

Tom Koehler...............................................   2003          --              --            $12,000
   Vice President, Public Policy and Markets

Ryan Turner...............................................   2003          --              --            $30,000
   Chief Operations Officer

Jeffrey Manternach........................................   2003       $30,000         25,000              --
   Former Chief Financial Officer

STOCK OPTIONS AND WARRANTS

      As of October 29, 2004, options to purchase a total of 25,000 shares of PEI common stock at an exercise price of $0.01 per share were held by Jeffrey Manternach, the former Chief Financial Officer of PEI. In addition, as of that date, PEI had outstanding warrants to acquire up to an aggregate of 93,487 shares of common stock at exercise prices of $1.50 per share (with respect to warrants to acquire up to 43,487 shares of PEI common stock) to $2.00 per share (with respect to warrants to acquire up to 50,000 shares of PEI common stock).

EMPLOYMENT AGREEMENTS

      Each of Messrs. Koehler, Koehler and Turner has executed an employment agreement with PEI as more particularly described below:

      EMPLOYMENT AGREEMENT WITH NEIL KOEHLER. The employment agreement with Mr. Koehler provides for a one-year term commencing on the closing of the Share Exchange and automatic one-year renewals thereafter, unless either Mr. Koehler or PEI provides written notice to the other at least 90 days prior to the expiration of the then current term. Mr. Koehler will receive a base salary of $200,000 per year and is entitled to receive a cash bonus not to exceed 50% of his base salary to be paid based upon performance criteria set by the board on an annual basis and an additional cash bonus not to exceed 50% of the net free cash flow (defined as marketing revenues, less his salary and performance bonus, less capital expenditures and all expenses incurred specific to the marketing division), subject to a maximum of $300,000 in any given year; provided that such bonus will be reduced by ten percentage points each year, such that 2007 will be the final year of such bonus at 10% of net free cash flow. PEI is also required to provide an office and administrative support to Mr. Koehler and certain benefits, including medical insurance (or, if inadequate due to his location of permanent residence, to reimburse him up to $1,000 per month for obtaining health insurance coverage on his own), three weeks of paid vacation per year, participation in the stock option plan to be developed in relative proportion to his position in the organization, and participation in benefit plans on the same basis and to the same extent as other executives or employees. Mr. Koehler is also entitled to reimbursement for all reasonable business expenses incurred in promoting or on behalf of the business of PEI, including expenditures for entertainment, gifts and travel. Upon Mr. Koehler's termination or resignation for any reason, he is entitled to receive severance equal to 3 months of base salary during the first year after termination or resignation and 6 months of base salary during the second year after termination unless he is terminated for cause or voluntarily terminates his employment without providing the required written notice. If Mr. Koehler is terminated (other than for cause) or terminates for good reason following, or within the 90 days preceding, any change in control, in lieu of further salary payments to Mr. Koehler, PEI may elect to pay a lump sum severance payment equal to the amount of his annual base salary. The employment agreement also provides for indemnification by PEI for any claims, actions, costs, expenses, damages and liabilities arising out of or in connection with Mr. Koehler's employment, except to the extent resulting from his gross negligence or willful misconduct or otherwise falling outside the scope of his employment.

      EMPLOYMENT AGREEMENT WITH TOM KOEHLER. The employment agreement with Mr. Koehler provides for a one-year term commencing on the closing of the Share Exchange and automatic one-year renewals thereafter, unless either Mr. Koehler or PEI provides written notice to the other at least 90 days prior to the expiration of the then current term. Mr. Koehler will receive a base salary of $125,000 per year and is entitled to receive a cash bonus not to exceed 50% of his base salary to be paid based on performance criteria to be set by the board of directors on an annual basis. PEI is also required to provide an office and administrative support to Mr. Koehler and certain benefits, including medical insurance (or, if inadequate due to his location of permanent residence, to reimburse him up to $1,000 per month for obtaining health insurance coverage on his own), three weeks of paid vacation per year, participation in the stock option plan to be developed in relative proportion to his position in the organization, and participation in benefit plans on the same basis and to the same extent as other executives or employees. Mr. Koehler is also entitled to reimbursement for all reasonable business expenses incurred in promoting or on behalf of the business of PEI, including expenditures for entertainment, gifts and travel. Upon Mr. Koehler's termination or resignation for any reason, he is entitled to receive severance equal to 3 months of base salary during the first year after termination or resignation and 6 months of base salary during the second year after termination unless he is terminated for cause or voluntarily terminates his employment without providing the required written notice. If Mr. Koehler is terminated (other than for cause) or terminates for good reason following, or within the 90 days preceding, any change in control, in lieu of further salary payments to Mr. Koehler, PEI may elect to pay a lump sum severance payment equal to the amount of his annual base salary. The employment agreement also provides for indemnification by PEI for any claims, actions, costs, expenses, damages and liabilities arising out of or in connection with Mr. Koehler's employment, except to the extent resulting from his gross negligence or willful misconduct or otherwise falling outside the scope of his employment.

      EMPLOYMENT AGREEMENT WITH RYAN TURNER. The employment agreement with Mr. Turner provides for a one-year term commencing on the closing of the Share Exchange and automatic one-year renewals thereafter, unless either Mr. Turner or PEI provides written notice to the other at least 90 days prior to the expiration of the then current term. Mr. Turner will receive a base salary of $125,000 per year and is entitled to receive a cash bonus not to exceed 50% of his base salary to be paid based on performance criteria to be set by the board of directors on an annual basis. PEI is also required to provide an office and administrative support to Mr. Turner and certain benefits, including medical insurance (or, if inadequate due to his location of permanent residence, to reimburse him up to $1,000 per month for obtaining health insurance coverage on his own), three weeks of vacation per year, participation in the stock option plan to be developed in relative proportion to his position in the organization, and participation in benefit plans on the same basis and to the same extent as other executives or employees. Mr. Turner is also entitled to reimbursement for all reasonable business expenses incurred in promoting or on behalf of the business of PEI, including expenditures for entertainment, gifts and travel. Upon Mr. Turner's termination or resignation for any reason, he is entitled to receive severance equal to 3 months of base salary during the first year after termination or resignation and 6 months of base salary during the second year after termination unless he is terminated for cause or voluntarily terminates his employment without providing the required written notice. If Mr. Turner is terminated (other than for cause) or terminates for good reason following, or within the 90 days preceding, any change in control, in lieu of further salary payments to Mr. Turner, PEI may elect to pay a lump sum severance payment equal to the amount of his annual base salary. The employment agreement also provides for indemnification by PEI for any claims, actions, costs, expenses, damages and liabilities arising out of or in connection with Mr. Turner's employment, except to the extent resulting from his gross negligence or willful misconduct or otherwise falling outside the scope of his employment.

      The term "for good reason" is defined in each of the above employment agreements as (i) a general assignment by PEI for the benefit of creditors or filing by PEI of a voluntary bankruptcy petition or the filing against PEI of any involuntary bankruptcy which remains undismissed for 30 days or more or if a trustee, receiver or liquidator is appointed, (ii) any material changes in his titles, duties or responsibilities without his express written consent, or (iii) he is not paid the compensation and benefits required under the employment agreement. The term "for cause" is defined in each of the employment agreements as (i) the willful and continued failure to substantially perform his duties, or
(ii) the willful engaging in misconduct which is materially injurious to PEI; provided, that reasonable notice must be given to him, he is allowed 30 days to cure or remedy (if possible) the reasons for termination, he is permitted (with counsel) to address the board and he is given notice of termination thereafter finding that he was guilty of misconduct in the good faith opinion of the board and was unable to cure or remedy the reasons for termination and specifying the particulars thereof in detail. The term "change in control" as used in each of the employment agreements means (i) if any person (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 ("Exchange Act")), other than a trustee or fiduciary holding securities under an employment benefit program is or becomes a "beneficial owner" (as defined in Rule 13-3 under the Exchange Act), directly or indirectly of securities of PEI representing 51% or more of the combined voting power of PEI, (ii) there is a merger (other than a reincorporation merger) or consolidation in which PEI does not survive as an independent company, or (iii) the business of PEI is disposed of pursuant to a sale of assets.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

      PEI has adopted provisions in its articles of incorporation which eliminate the liability of the directors of PEI to the fullest extent permissible under California law and authorize PEI to indemnify its directors and officers within certain applicable limits of the California Corporations Code. Such limitation of liability does not affect the availability of equitable remedies, such as injunctive relief or rescission. In addition, PEI's bylaws provide that PEI shall indemnify its directors and officers who are, or are threatened to be made, parties to proceedings as a result of their position with PEI against expenses, judgments, fines, settlements and certain other amounts in connection with such proceedings, subject to certain limitations, except that with regard to any action by or in right of PEI, such indemnification shall be only for certain expenses incurred by such parties and shall be subject to certain limitations, including compliance with fiduciary obligations.

      There is no pending litigation or proceeding involving a director or officer of PEI as to which indemnification is being sought, nor is PEI aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Neil Koehler, the Chief Executive Officer of PEI, is also the sole manager and sole limited liability company member of Kinergy. Mr. Koehler does not receive compensation from PEI.

      Tom Koehler, the Vice President of Public Policy and Markets, is also a limited liability company member of ReEnergy. Mr. Koehler is the brother of Neil Koehler and receives compensation from PEI (through Celilo Group, LLC) as an independent contractor.

      PEI and ReEnergy are parties to an Option to Purchase Land dated August 28, 2003, pursuant to which ReEnergy has agreed to sell approximately 89.3 acres of real property in Visalia, California to PEI at a price of $12,000 per acre, with respect to which real property ReEnergy has executed and Option Agreement dated as of July 20, 2003 with Kent Kaulfuss, a limited liability company member of ReEnergy, and his wife, which Option Agreement grants ReEnergy an option to purchase such real property for a purchase price of $1,071,600 on or before June 15, 2005 and requires ReEnergy to lease the Wood Industries plant (comprising 35 acres) to Wood Industries (which is owned by Kent Kaulfuss and his wife) for an indefinite period of time for a monthly rental of $800. Accordingly, if the real property is purchased by PEI pursuant to the terms of the Option to Purchase Land dated August 28, 2003, Kent Kaulfuss and his wife will realize a gain on sale of approximately $178,600.

      One of Kinergy's largest customers is SC Fuels, Inc. SC Fuels, Inc. is a principal shareholder of PEI and owns 1,500,000 shares of the issued and outstanding common stock of PEI. Mr. Frank Greinke, the President of SC Fuels, Inc., is a director of PEI. During the fiscal year ended December 31, 2003, SC Fuels, Inc. accounted for approximately 20% of the total revenues of Kinergy.

      PEI has entered into a consulting agreement with Ryan Turner, a shareholder of PEI, for consulting services at $6,000 per month. During 2003, PEI paid Mr. Turner a total of $30,000 pursuant to such consulting contract.

      PEI sold various cattle feed products totaling $109,698, at market rates, to a business owned by William Jones, a shareholder of PEI.

      PEI reimbursed William Jones, a shareholder of PEI, an aggregate of $200,000 during 2003 for expenses paid on behalf of PEI.

      On October 27, 2003, William and Maurine Jones, Ryan and Wendy Turner and Andrea Jones entered into an agreement with SC Fuels, Inc., a shareholder of PEI in which Frank P. Greinke, a director of PEI, is the owner and CEO, to sell 1,500,000 shares of PEI Common Stock that they were personally holding at $1.50 per share for total proceeds of $2,250,000. In addition, under the terms of the agreement, William and Maurine Jones, Ryan and Wendy Turner and Andrea Jones agreed to vote a significant number of their existing shares of PEI Common Stock in favor of Mr. Greinke to be elected to the board of directors of PEI or any successor-in-interest to PEI.

      PEI has entered into a Standard Form of Design-Build Agreement and General Conditions Between Owner and Design-Builder with W. M. Lyles Co. (as amended, the "Construction Agreement"). The Construction Agreement contains a number of provisions that are favorable to W. M. Lyles Co. and unfavorable to PEI. The Construction Agreement also includes a provision that requires PEI to pay a termination fee of $5 million to W. M. Lyles Co. if PEI terminates the Construction Agreement, in addition to payment of all costs of W. M. Lyles for services rendered through the date of termination. William Lyles, a director of PEI, is the Chairman of the Board of W. M. Lyles Co.

      PEI obtained a loan from LDI in the principal amount of $5.1 million pursuant to a Term Loan Agreement dated June 16, 2003 in order to purchase the Madera County, California property, the repayment of which loan is secured by a first deed of trust on the Madera County, California property, and any additional debt financing obtained by PEI is required to be subordinated to the repayment obligations of PEI to LDI and to the security interest of LDI under the Term Loan Agreement. William Lyles, a director of PEI, is the Vice President of Construction of LDI.

      Barry Siegel, on the one hand, and William Jones and Maurine Jones, Ryan Turner and Wendy Turner and Andrea Jones (collectively, the "PEI Shareholders"), on the other, are in the process of negotiating the terms of a stock purchase agreement that will provide for, among other things, the sale of an aggregate of 250,000 shares (the "Shares") of PEI's common stock held by the PEI Shareholders to Barry Siegel for an aggregate purchase price of $25.00. The sale and purchase of the Shares will be conditioned upon the occurrence of certain events.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information with respect to the beneficial ownership of PEI common stock as of October 29, 2004 by:

      o each person known by PEI to beneficially own more than 5% of the outstanding shares of PEI's common stock;

      o     each of PEI's directors;

      o each of the executive officers named in the summary compensation table above; and

      o     all PEI directors and executive officers as a group.

      The percentage of share ownership indicated below is based on 13,332,200 shares of common stock outstanding as of October 29, 2004.

      The beneficial ownership numbers and percentages indicated below are calculated based on requirements of the Securities and Exchange Commission. All shares of PEI's common stock subject to options and warrants currently exercisable either currently or within 60 days after October 29, 2004 are deemed to be outstanding for the purpose of computing the percentage of ownership of the person holding the options and/or warrants, but are not deemed to be outstanding for computing the percentage of ownership of any other person.

      Unless otherwise indicated below, each shareholder named in the following table has sole voting and investment power with respect to all shares of PEI common stock beneficially owned, subject to applicable community property laws. The address of each of the following stockholders, unless otherwise indicated below, is c/o PEI, 5711 N. West Avenue, Fresno, California 93711.

                                                                      SHARES BENEFICIALLY OWNED
                                                                      -------------------------
BENEFICIAL OWNER(1)                                                    NUMBER          PERCENT
-------------------                                                   ---------      ----------
William "Bill" Jones.............................................     4,275,000          32.07%
Frank P. Greinke(2)..............................................     1,500,000          11.25%
Andrea Jones.....................................................     1,272,500           9.54%
Ryan Turner......................................................     1,218,333           9.14%
Cagan-McAfee Capital Partners, LLC(3)............................     1,064,167           7.94%
William Lyles (4)................................................     2,000,000          14.11%
John Liviakis(5).................................................       920,000           6.90%
Bart Carlson.....................................................            --             --
Neil Koehler.....................................................            --             --
Tom Koehler......................................................            --             --
Doug Dickson.....................................................            --             --
John Pimentel....................................................            --             --
All directors and executive officers
   as a group (8 persons)........................................     4,718,333          35.39%

________________

(1) Messrs. Turner, Neil Koehler, Tom Koehler, Carlson and Dickson are executive officers of PEI. Messrs. Greinke, Turner, Pimentel, Neil Koehler and Lyles are directors of PEI.
(2) Represents shares of PEI common stock held by SC Fuels, Inc. Mr. Greinke is the CEO and sole owner of SC Fuels, Inc. and has sole voting and sole investment power over the shares of PEI common stock held by SC Fuels, Inc. The address of SC Fuels, Inc. is 1800 W. Katella, Suite 400, Orange, California 92863.
(3) The address of Cagan-McAfee Capital Partners, LLC is 10600 N. DeAnza Boulevard, Suite 250, Cupertino, California 95014. Mr. Pimentel, a director of PEI, is a Principal of Cagan-McAfee Capital Partners, LLC.
(4) Consists of 1,160,000 shares of PEI common stock and 840,000 shares of PEI common stock underlying a convertible note held by LDI. Mr. Lyles is the Vice President of Construction of LDI and has sole voting and sole investment power over the shares of PEI common stock held by LDI. The address of LDI is 1210 W. Olive, Fresno, California 93728.
(5) Represents shares of PEI common stock held by Liviakis Financial Communications, Inc. Mr. Liviakis is the President of Liviakis Financial Communications, Inc. and has sole voting power and sole investment power over the shares of PEI common stock held by Liviakis Financial Communications, Inc. The address of Liviakis Financial Communications, Inc. is 655 Redwood Highway, Suite 395, Mill Valley, California 94941.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

      The following discussion should be read in conjunction with PEI's consolidated financial statements and notes thereto included in this proxy statement.

OVERVIEW

      PEI has to date not conducted any significant business operations, other than the acquisition of real property located in Madera County, California on which it intends to construct an ethanol production facility and an option to acquire additional real property located in Visalia, California on which it may construct an additional ethanol production facility. PAP, PEI's subsidiary, intends to manage corn purchasing for PEI's proposed ethanol plan and market distillers grains, the main co-product of ethanol manufacturing.

RESULTS OF OPERATIONS

      The following table sets forth certain operating data of PEI:

                                                          PERIOD FROM JANUARY 30,         SIX MONTHS ENDED JUNE 30,
                                                            2003 (INCEPTION) TO        ------------------------------
                                                             DECEMBER 31, 2003              2004            2003(1)
                                                               -------------           -------------    -------------
Net sales ................................................     $   1,016,594           $      16,003    $      43,541
Cost of goods sold .......................................           946,012                  10,789           40,340
                                                               -------------           -------------    -------------
Gross profit .............................................            70,582                   5,214            3,201
Selling, general and administrative expenses..............           647,731                 427,058          208,512
Noncash compensation for consulting fees..................                --                 517,500               --
                                                               -------------           -------------    -------------
Operating loss............................................          (577,149)               (939,344)        (205,311)
Interest income (expense) and other income ...............          (279,930)               (266,944)         (24,796)
                                                               -------------           -------------    -------------
Loss before provision for income taxes ...................          (857,079)             (1,206,288)        (230,107)
Provision for income taxes ...............................             1,600                   2,400            1,600
                                                               -------------           -------------    -------------
Net loss..................................................     $    (858,679)          $  (1,208,688)   $    (231,707)
                                                               =============           =============    =============

-----------------------

(1)   Reflects the period from January 30, 2003 (inception) to June 30, 2003

COMPARISON OF THE SIX MONTHS ENDED JUNE 30, 2004 TO THE PERIOD FROM JANUARY 30, 2003 (INCEPTION) TO JUNE 30, 2003

      NET SALES. Net sales for the six month period ended June 30, 2004 decreased approximately 63% to $16,003 from $43,541 for the period from January 30, 2003 (inception) to June 30, 2003. The decrease in net sales is attributable primarily to a fire in one of the silos at the grain facility owned by PEI located in Madera County, California, which hampered PEI's ability to process corn. In addition, PEI has stopped offering transloading services until the planned construction of the ethanol production plant is completed at the Madera County, California site.

      GROSS PROFIT. Gross profit for the six month period ended June 30, 2004 increased to $5,214, or approximately 33% of net sales, from $3,201, or approximately 7.4% of net sales, for the period from January 30, 2003 (inception) to June 30, 2003. The increase is due primarily to larger profit margins realized from transloading services than from corn sales. However, PEI expects gross profit to decrease as a percentage of net sales due to the discontinuance of transloading services until the planned construction of the ethanol production plant is completed at the Madera County, California site.

      SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling, general and administrative expenses for the six month period ended June 30, 2004 were $427,058, or approximately 4% of net sales, compared to $208,512, or approximately 21% of net sales, for the period from January 30, 2003 (inception) to June 30, 2003. The increase is due primarily to decreased sales activities and increased overhead for payroll and professional fees and costs incurred in connection with equity and debt financing transactions pursued by PEI during the six month period ended June 30, 2004 and other corporate organizational matters.

      INTEREST EXPENSE. Interest expense was $266,995 for the six month period ended June 30, 2004 as compared to $24,796 for the period from January 30, 2003 (inception) to June 30, 2003. This was primarily due to interest paid to LDI on the $5.1 million principal amount of the loan made to PEI by LDI in June 2003.

      INCOME TAXES. The provision for income taxes was $2,400 for the six month period ended June 30, 2004 as compared to $1,600 for the period from January 30, 2003 (inception) to June 30, 2003.

DISCUSSION OF PERIOD FROM JANUARY 30, 2003 (INCEPTION) TO DECEMBER 31, 2003

      NET SALES. Net sales in 2003 were $1,016,594. The majority of sales were of rolled and whole corn. Only approximately 15% of sales were from transloading services provided by PEI.

      GROSS PROFIT. Gross profit as a percentage of net sales was approximately 7% for 2003.

      SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling, general and administrative expenses were $647,731 for 2003, or approximately 64% of net sales.

      INTEREST INCOME (EXPENSE) AND OTHER INCOME. Interest expense was $281,222 for 2003 and other income was $1,292 in 2003.

      INCOME TAXES. The provision for income taxes was $1,600 in 2003, representing the minimum corporate tax of $800 for each of PEI and PAP.

LIQUIDITY AND CAPITAL RESOURCES

      There was no cash provided by operating activities for the six months ended June 30, 2004 and for the year ended December 31, 2003. PEI's principal use of cash has been to finance working capital, capital expenditures and debt service requirements. PEI anticipates these will continue to be the principal uses of cash for the foreseeable future. As of June 30, 2004, PEI had cash and cash equivalents of approximately $138,048 and accounts receivable of $8,663.

      Capital expenditures for the six months ended June 30, 2004 and for the period from January 30, 2003 (inception) to December 31, 2003 were $521,038 and $610,897, respectively. The majority of capital expenditures have been for the construction of an ethanol plant and a minority of capital expenditures have been for office furniture and computer equipment.

      In June 2003, PEI obtained a loan in the principal amount of $5.1 million in order to acquire a 137-acre parcel of real property in Madera County, California, on which it intends to construct an ethanol production facility, pursuant to the terms and conditions of a Term Loan Agreement dated as of June 16, 2003, by and between LDI and PEI (the "Loan Agreement"). The Loan Agreement provides for an interest rate of 5% per annum through June 19, 2004 and, thereafter, a rate per annum equal to THE WALL STREET JOURNAL Prime Rate plus 2% from June 20, 2004 until June 20, 2008, which is based on a 365-day year and compounded monthly. The first payment, consisting of interest only, was due June 19, 2004, after which interest is due and payable monthly. Principal payments are due annually in three equal installments beginning June 20, 2006 and ending June 20, 2008. PEI is also required to prepay the outstanding principal of the loan if (i) the construction cost for the ethanol production facility is less than $42.6 million (in which case PEI is required to prepay an amount of principal equal to the difference between the actual construction cost and $42.6 million) or (ii) PEI obtains construction funding to construct a second ethanol production facility in California (in which case PEI is required to prepay all of the outstanding principal and all accrued and unpaid interest thereon). A late payment charges equal to 5% of the amount past due may be assessed and be immediately payable if any payment of principal or interest, or any portion thereof, is not paid in accordance with the terms of the Loan Agreement. Pursuant to the Loan Agreement, LDI has the right to convert up to $1,500,000 of the principal amount of the loan into shares of common stock of PEI (or, if such conversion occurs after consummation of the Share Exchange, into shares of Accessity common stock) at a fixed rate of $1.50 per share at any time up to and including March 31, 2005.

      From August through December of 2003, PEI sold 733,200 shares of common stock for net proceeds of $1,023,825. For the six months ended June 30, 2004, PEI sold 519,000 shares of common stock for net proceeds of $848,189 with an additional $68,100 remaining to be paid. The failure by PEI to obtain additional capital, if and when needed, could restrict growth and prevent PEI from being able to construct an ethanol production plant on the real property owned by PEI in Madera County, California, which would adversely affect the business, financial condition and results of operations of PEI.

                         INFORMATION RELATING TO KINERGY

BUSINESS

      Kinergy is in the business of marketing ethanol throughout the Western United States and providing transportation, storage and delivery services for the ethanol it sells through third party service providers. Kinergy sells ethanol into California, Arizona and Oregon and has extensive customer relationships throughout the Western United States. Kinergy's operations generated approximately $35 million in revenues during the year ended December 31, 2003 and approximately $38 million in revenues for the six months ended June 30, 2004 and Kinergy expects to generate revenues of up to $70 million for the year ending December 31, 2004. Kinergy believes that by combining its operations with the proposed operations of PEI, the operations of PAP and the proposed operations of ReEnergy, the Combined Company can become a leader in the production and sale of ethanol in the State of California and other Western states. Kinergy is a limited liability company that was organized in the State of Oregon in September 2000.

      Kinergy believes that it has a competitive advantage due to the market niche it has developed by supplying ethanol to customers in rural areas and markets in California. Kinergy also believes that the experience of its management over the past two decades and the operations it has conducted over the past four years have enabled it to establish valuable relationships in the ethanol marketing industry and understand the business of marketing ethanol, which should enable Kinergy to assist the Combined Company in becoming a prominent player in the ethanol production and marketing industry.

INDUSTRY BACKGROUND

      MTBE has been used for over 20 years in California and other states to improve the air quality characteristics of gasoline. However, MTBE is a known carcinogen that contaminates groundwater and California banned the addition of MTBE to motor fuels effective January 1, 2004. Ethyl alcohol, or ethanol, has recently replaced MTBE in California, New York and Connecticut. The EPA now lists 20 states with partial or complete bans on the use of MTBE. Currently, ethanol is the only commercially available fuel additive to replace MTBE for meeting the federal Clean Air Act's reformulated gasoline standards required in states with severe air quality problems. Ethanol is presently believed to account for more than 60% of the oxygenate market nationwide.

      California is the nation's largest market for gasoline. Approximately 26 million vehicles are registered in California and are estimated to use up to 16 billion gallons of gasoline during 2004. California's last oil refinery was built in 1969. The stringent permitting process and economics of constructing and operating an oil refinery in California present difficult barriers to entry into the oil refining market. In addition, California is in a volatile and highly sensitive energy situation due to its geographic isolation from the rest of the country and declining production capacity and inventory levels. California imports about 10% of its finished fuel products and over 50% of its total petroleum supply. At least one oil refinery in California is expected to close by the end of 2004, further reducing production capacity.

      The ethanol production industry is expected to produce up to 3.3 billion gallons of ethanol in 2004, an increase of up to 17% from the approximately 2.8 billion gallons produced in 2003. The California ethanol market accounts for more than 25% of the national market and will likely reach 900 million gallons (about $1.5 billion in sales) per year beginning in 2004. However, California only has two small ethanol plants with a combined production capacity of less than 10 million gallons per year, leaving California with a substantial shortfall in ethanol production. The balance of ethanol is shipped via rail from the Midwest to California. Gasoline and diesel products that feed the major fuel terminals are shipped in pipelines throughout the northern and southern portions of California. Unlike gas and diesel, though, ethanol cannot be shipped in the existing pipelines because is has an affinity for the water already present in the pipelines. When mixed, water dilutes ethanol and creates significant quality control issues. Therefore, ethanol must be trucked from rail terminals to the regional fuel terminals, or "blending racks."

      Approximately 95% of the ethanol produced in the U.S. is made in the Midwest from corn. Ethanol is typically blended at 5.7% to 10% by volume in the U.S., but is also blended at up to 85% for vehicles designed to operate on 85% ethanol. Compared to gasoline, ethanol is generally considered to be less expensive, higher octane and cleaner burning. The ever increasing demand for transportation fuels with limited opportunities for gasoline refinery expansions and the growing importance of CO2 emission reductions from renewable fuels is anticipated to drive additional ethanol market growth in California.

      Ethanol sold into the Central Valley is currently shipped via rail from the Midwest, and then double-handled into trucks and shipped to the blending racks in Sacramento, Stockton, Fresno and Bakersfield. This one to two thousand mile transport and double handing can add up to $0.18 per gallon. Kinergy estimates ethanol demand in the Central Valley to be upwards of 200 million gallons in 2004. Management of Kinergy believes that it could market locally all or substantially all of the 35 million gallons of ethanol expected to be produced by PEI at its initial facility to be located on real property owned by PEI in Madera County, California.

      Over the last ten years, rail-car delivered California ethanol prices have ranged between $.90 and $1.75 per gallon, averaging approximately $1.27 per gallon. Gasoline prices have the largest influence on ethanol pricing. Ethanol prices, net the federal tax incentive, have tended to track at a level near parity with gasoline prices. Ethanol prices in California are typically ten to twelve cents per gallon higher than in the Midwest due to the added freight costs of delivering ethanol by ship and rail from the Midwest production facilities.

      Approximately forty percent of the ethanol consumed in the United States is currently used in discretionary gasoline blending, where ethanol prices need to be at or below gasoline prices for the petroleum companies to blend ethanol. Over the last ten years, it is discretionary blending that has been the primary determinant of ethanol pricing. A relative excess of supply over much of this period has tended to discount ethanol pricing below its blending value as either an octane enhancer or oxygenate. With the move to eliminate MTBE from gasoline and other anticipated policy developments to expand the use of renewable fuels, it is anticipated that future ethanol pricing will more closely reflect its higher value as a clean air additive and octane enhancer.

      Delivered ethanol prices to wholesale distribution points in the Central Valley such as Fresno and Sacramento that must receive ethanol via trucks is expected to be five to seven cents per gallon higher than the rail-served terminals. Kinergy has rapidly expanded its market share at the Fresno terminal and is now supplying over 50% of the approximately 50 million gallon per year Fresno ethanol market.

CUSTOMERS

      Most of the major metropolitan areas in California have fuel terminals served by rail, but smaller cities and rural areas in California do not. Kinergy believes that it has developed a valuable niche in California by growing its business to supply customers in these areas without rail access at fuel terminals (primarily located in the Sacramento, San Joaquin and Imperial Valleys). Kinergy manages the complicated logistics of shipping ethanol from the Midwest by rail to intermediate storage locations throughout the West Coast and then trucking the ethanol to blending racks. Establishing an efficient service for truck deliveries to these more remote locations has differentiated Kinergy from the competition, resulting in both increased sales and margin growth.

      Kinergy plans to maintain a balance between contract and spot sales. Most of the major oil companies in California contract for six-month to one-year intervals for the majority of their ethanol requirements, while the independents tend toward spot purchases. PEI and Kinergy will benefit from the inevitable ethanol price spikes caused by rail delays in delivering ethanol from the Midwest to California.

      It is expected that after the consummation of the Share Exchange, Kinergy will continue to purchase ethanol from other Midwest and California producers and re-sell it in California and other western states. Kinergy expects to sell over 100 million gallons of ethanol in 2006. This level of sales allows Kinergy to be an important supplier to the large oil companies and to trade ethanol positions with both oil companies and other ethanol sellers to optimize prices for PEI.

      Kinergy purchases and resells ethanol to various customers in the Western United States. Kinergy also arranges for transportation, storage and delivery of ethanol purchased by its customers through its agreements with third party service providers. Kinergy's revenue is obtained primarily from sales of ethanol to large oil companies. Kinergy maintains its sales and service office at its headquarters in Davis, California.

      During the fiscal year ended December 31, 2003, Kinergy purchased and resold an aggregate of approximately 26 million gallons of fuel grade ethanol to approximately 20 customers. Sales to five of Kinergy's customers represented approximately 67% and 84% of revenue in fiscal 2003 and fiscal 2002, respectively. Sales to each of Kinergy's other customers did not represent more than approximately 5% of its revenue in fiscal 2003.

      Upon completion of construction of the ethanol production plant by PEI at the Madera County, California site that it owns, Kinergy will begin to market the ethanol produced by PEI at its plant. Kinergy believes that most or all of the ethanol produced by the Madera County facility can be sold locally into the Fresno market. Kinergy will continue to market ethanol and manage the shipping, storage and delivery of ethanol from the Midwest to existing and new customers in California. In addition, Kinergy intends to continue to expand its business in other growing markets for ethanol in states where MTBE has been banned, including Phoenix, Arizona, Las Vegas, Nevada and Portland, Oregon. Most of Kinergy's key California customers sell to their own customers in these areas, helping to sustain sales growth. Kinergy anticipates that Arizona's ban of MTBE effective January 1, 2004 should result in significant new ethanol sales to this large gasoline market.

SUPPLIERS

      Kinergy does not engage in any manufacturing activities. Kinergy is a marketer and reseller of ethanol throughout the Western United States. Accordingly, Kinergy is dependent on various producers of fuel grade ethanol for its revenue. Kinergy also provides related transportation, storage and delivery services through third party service providers.

      Kinergy enters into short-term (6 months or less) contracts with various producers of fuel grade ethanol, most of which are located in the Midwestern United States. Currently, Kinergy has entered into contracts that provide for the purchase and delivery of ethanol through September 2005. Kinergy assumes risk of loss with respect to each shipment of ethanol once the ethanol passes the flange connecting the delivering apparatus of the seller and the receiving apparatus of Kinergy at the agreed upon delivery location, and carries risk until the ethanol is delivered by the carrier to the fuel terminal.

      Kinergy does not own or lease any rail cars, tanker trucks or other fuel transportation vehicles. Instead, Kinergy contracts with third party providers to receive ethanol at agreed upon locations from the seller and to store and/or deliver the ethanol to agreed upon locations on behalf of Kinergy's customers. Such contracts generally run from year-to-year, subject to termination by either party upon advance written notice before the end of the then current annual term. During the fiscal year ended December 31, 2003, purchases from the four largest suppliers of ethanol to Kinergy accounted for approximately 93% of all of Kinergy's purchases of ethanol during fiscal 2003. During fiscal 2003, Kinergy purchased and resold approximately 26 million gallons of fuel grade ethanol.

COMPETITION

      The ethanol production and marketing industry is highly competitive. Kinergy faces substantial competition from established companies, many of which are larger companies, have greater financial, engineering and manufacturing resources than Kinergy and have larger service organizations and long-standing customer relationships with important players in the ethanol production and marketing industry. Kinergy's competitors can be expected to continue to improve the design, technology, engineering and performance of their products and services and to introduce new products and services with competitive price/performance characteristics. In addition, Kinergy's customers may choose to develop proprietary technology, processes and equipment, which may obviate or lessen their need to purchase Kinergy's products, technology and processes. Kinergy's customers may also use multiple technologies and solutions, including competitors' products, to replicate the functionality of Kinergy's technologies and solutions. Competitive pressures may necessitate price reductions, which could adversely affect Kinergy's results of operations. Although Kinergy believes that it has certain competitive advantages over its competitors, realizing and maintaining such advantages will require a continued high level of investment by Kinergy in marketing and customer service and support. Kinergy may not have sufficient resources to continue to make such investments. Even if sufficient funds are available, Kinergy may not be able to make the modifications and improvements necessary to maintain such competitive advantages.

GOVERNMENTAL REGULATION

      The ethanol production and marketing industry is subject to an array of governmental regulation. See "Information Relating to PEI--Governmental Regulation."

ENVIRONMENTAL REGULATION

      In addition to the governmental regulations applicable to the ethanol product and marketing industry described above, the activities of Kinergy are subject to extensive environmental regulations. See "Information Relating to PEI--Environmental Regulation."

EMPLOYEES

      As of October 29, 2004, Kinergy had no employees.

FACILITIES

      Kinergy's corporate headquarters, located in Davis, California, consists of a 500 square foot leased facility. The lease is month to month.

LEGAL PROCEEDINGS

      Kinergy is not presently involved in any legal proceedings which, if not settled in its favor, would, individually or collectively, adversely affect the financial condition of Kinergy.

MANAGEMENT

      Neil Koehler is the sole manager and sole limited liability company member of Kinergy. Accordingly, Mr. Koehler does not hold any formal meetings of managers and there are no committees. Mr. Koehler is also the Chief Executive Officer of PEI.

      For more information concerning Mr. Koehler, see "Information Relating to PEI--Management of PEI."

MANAGER AND OFFICER COMPENSATION

      In his capacity as the sole manager of Kinergy, Neil Koehler does not receive any compensation. As the sole limited liability company member of Kinergy, Mr. Koehler receives 100% of the allocation of net profit or net loss of Kinergy each year. Mr. Koehler does not receive any other compensation from Kinergy, other than reimbursement of business expenses and out-of-pocket disbursements.

STOCK OPTIONS AND WARRANTS

      Kinergy has never issued any options or warrants to acquire any limited liability company interests of Kinergy. Accordingly, there are no outstanding options or warrants to acquire any limited liability company interests of Kinergy.

EMPLOYMENT AGREEMENTS

      Other than the employment agreement with PEI to which Neil Koehler is party, there are no employment agreements between Kinergy and any officer, manager, member or employee of Kinergy. See "Information Relating to PEI--Employment Agreements."

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

      The operating agreement of Kinergy provides for the indemnification of its sole manager and member to the fullest extent permissible under Oregon law. Such limitation of liability does not affect the availability of equitable remedies, such as injunctive relief or rescission.

      There is no pending litigation or proceeding involving a manager, member or officer of Kinergy as to which indemnification is being sought, nor is Kinergy aware of any pending or threatened litigation that may result in claims for indemnification by any manager, member or officer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Neil Koehler is the Chief Executive Officer of PEI, as well as the sole manager and sole limited liability company member of Kinergy and a limited liability company member of Kinergy Resources, LLC, which is a member of ReEnergy. Mr. Koehler receives compensation from PEI pursuant to his employment agreement with PEI and does not receive compensation in his capacity as the sole manager of Kinergy.

      Neil Koehler is the brother of Tom Koehler. Tom Koehler is a limited liability company member of ReEnergy.

      One of Kinergy's largest customers is SC Fuels, Inc. SC Fuels, Inc. is a principal shareholder of PEI and owns 1,500,000 shares, or approximately 12%, of the issued and outstanding common stock of PEI. Mr. Frank Greinke, the President of SC Fuels, Inc., is a director of PEI. During the fiscal year ended December 31, 2003, SC Fuels, Inc. accounted for approximately 20% of the total revenues of Kinergy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      Neil Koehler is the sole limited liability company member of Kinergy and owns 100% of the outstanding limited liability company membership interests of Kinergy. As the sole limited liability company member of Kinergy, pursuant to the Share Exchange Agreement Mr. Koehler will have the right to receive 38,750 shares of Accessity common stock for each one percent (1%) of outstanding limited liability company interest he owns. Accordingly, if the Share Exchange is consummated, Mr. Koehler will receive 3,875,000 shares of Accessity common stock in exchange for all of the limited liability company membership interests of Kinergy.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

      The following discussion should be read in conjunction with Kinergy's financial statements and notes thereto contained in APPENDIX F to this proxy statement.

OVERVIEW

      Kinergy is in the business of marketing ethanol throughout the Western United States and providing related transportation, storage and delivery services through third party service providers. Kinergy derives substantially all of its revenue from the purchase and resale of ethanol to a limited number of customers in the oil and gas industry, and from providing related transportation, storage and delivery services through third party service providers. See "Information Relating to Kinergy--Industry Background."

RESULTS OF OPERATIONS

      The following table sets forth certain operating data as a percentage of net sales:

                                                          YEARS ENDED                     SIX MONTHS ENDED
                                                          DECEMBER 31,                         JUNE 30,
                                                   -------------------------         --------------------------
                                                     2003             2002             2004              2003
                                                   --------         --------         --------          --------
Net sales .......................................   100.0%           100.0%           100.0%            100.0%
Cost of goods sold ..............................    95.6             97.8             95.9              95.7
                                                   --------         --------         --------          --------
Gross profit ....................................     4.4              2.2              4.1               4.3
Selling, general and administrative expenses ....     0.5              0.6              0.2               0.6
                                                   --------         --------         --------          --------
Operating income ................................     3.9              1.6              3.9               3.7
Other income (expense) ..........................     0.0              0.0              0.0               0.0
                                                   --------         --------         --------          --------
Net income ......................................     3.9%             1.6%             3.9%              3.7%
                                                   ========         ========         ========          ========

COMPARISON OF THE SIX MONTHS ENDED JUNE 30, 2004 TO THE SIX MONTHS ENDED JUNE 30, 2003

      NET SALES. Net sales for the six month period ended June 30, 2004 increased 200.3 % to $37.8 million from $12.6 million for the comparable period of 2003. The increase in net sales reflects the impact of a new California regulation effective January 1, 2004 requiring a minimum 6% ethanol addition to fuel.

      GROSS PROFIT. Gross profit for the six month period ended June 30, 2004 increased to $1.56 million, or 4.1% of net sales, from $546,381 or 4.3% of net sales, for the comparable period of 2003. The increase is due primarily to increased sales volume in 2004 generated by mandatory ethanol addition to fuel at a minimum of 6%.

      SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling, general and administrative expenses for the six month period ended June 30, 2004 were $122,000, or 0.3% of net sales, compared to $75,000, or 0.6% of net sales, for the six month period ended June 30, 2003. The increase in dollar terms is due primarily to increased sales volume generating more corresponding expenses.

      OTHER INCOME (EXPENSE). Interest income (expense) and other income was $(2,131) for the six month period ended June 30, 2004 as compared to interest income of $220 for the six month period ended June 30, 2003. This was primarily due to the establishment of a line of credit with Comerica Bank consisting of $500,000 for vendor letters of credit and $1.5 million available for line of credit advances. The interest charges are primarily applicable to loan origination fees associated with the establishment of this line of credit.

COMPARISON OF YEARS ENDED DECEMBER 31, 2003 AND 2002

      NET SALES. Net sales in 2003 increased 132.6% to $35,539,636 from $15,280,424 in 2002. The increase in revenues during 2003 is due to an increase in sales beginning in the fourth quarter of 2003 as customers ordered ethanol to meet the new required 6% minimum ethanol fuel component by January 1, 2004.

      GROSS PROFIT. Gross profit as a percent of net sales was approximately 4.4% for 2003 compared to approximately 2.2% in 2002. The higher gross profit for 2003 is primarily due to a large fourth quarter 2003 ethanol inventory purchase acquired at a lower cost per gallon prior to cost increases.

      SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling, general and administrative expenses increased to $169,582, or 0.5% of net sales, in 2003 compared to $93,725, or 0.6% of net sales, in 2002. The increase in expenses for 2003 is due to legal and consulting fees incurred in connection with a proposed transaction with PEI.

      OTHER INCOME (EXPENSE). Interest income was $267 and other expense was $10,800 in 2003, resulting in total other expenses of $10,533 in 2003 compared to interest income of $4,815 and other expense of $1,550 in 2002, resulting in total other income of $3,265 in 2002. This decrease in interest income and increase in other expense was due to a contribution of $10,000 in 2003 and a reduction in interest rates on deposits from the beginning of 2002 to the end of 2003.

LIQUIDITY AND CAPITAL RESOURCES

      Cash provided by (used in) operating activities was $1,463,498 and $(159,682) for the six months ended June 30, 2004 and for the year ended December 31, 2003. Accounts receivable remained fairly constant, despite a significant increase in sales, due to timelier collections of accounts receivable. Accounts payable declined due to a faster payment cycle to vendors.

      There were no capital expenditures for the six months ended June 30, 2004 and for the year ended December 31, 2003.

      In April 2004, Kinergy established a $2 million line of credit with Washington Mutual Bank to provide a total of $500,000 in letters of credit to two vendors and $1.5 million as revolving credit. There are certain conditions and covenants related to outstanding accounts receivable that impact Kinergy's ability to access the entire $1.5 million. Kinergy has never needed access to the line of credit.

                        INFORMATION RELATING TO REENERGY

BUSINESS OF REENERGY

      ReEnergy intends to develop a large-scale ethanol plant in California. To date, ReEnergy has had no significant operations, other than entering into an Option Agreement dated as of July 30, 2003, with Kent Kaulfuss, a limited liability company member of ReEnergy, and his wife with respect to the acquisition of approximately 89.3 acres of real property located in Visalia, California, with respect to which real property ReEnergy has granted to PEI an option to purchase upon ReEnergy's purchase of same from Kent Kaulfuss and his wife. ReEnergy was organized in California in March 2001. Accordingly, the information relating to ReEnergy is generally the same as or substantially similar to the general information relating to PEI. See "Information Relating to PEI."

      ReEnergy believes that by combining its operations with the proposed operations of PEI, the operations of PAP and the operations of Kinergy, the Combined Company can become a leader in the production and sale of ethanol in the State of California and other Western states.

INDUSTRY BACKGROUND

      See "Information Relating to PEI--Industry Background."

CUSTOMERS

      See "Information Relating to PEI--Customers."

SUPPLIERS

      See "Information Relating to PEI--Suppliers."

COMPETITION

      See "Information Relating to PEI--Competition."

GOVERNMENTAL REGULATION

      The ethanol production and marketing industry is subject to an extensive array of governmental regulation. See "Information Relating to PEI--Governmental Regulation."

ENVIRONMENTAL REGULATION

      In addition to the governmental regulations applicable to the ethanol product and marketing industry described above, the activities of ReEnergy are subject to additional environmental regulations. See "Information Relating to PEI--Environmental Regulation."

RESEARCH AND DEVELOPMENT

      See "Information Relating to PEI--Research and Development."

INTELLECTUAL PROPERTY

      See "Information Relating to PEI--Intellectual Property."

EMPLOYEES

      As of October 29, 2004, ReEnergy had no employees.

FACILITIES

      ReEnergy's corporate headquarters, located in Rohnert Park, California, consists of a 1,000 square foot facility. The lease expires on January 14, 2005.

LEGAL PROCEEDINGS

      ReEnergy is not presently involved in any legal proceedings which, if not settled in its favor, would, individually or collectively, adversely affect the financial condition of ReEnergy.

MANAGEMENT

      The managers of ReEnergy are Neil Koehler, Frank R. Lindbloom, Kent Kaulfuss and Tom Koehler. The operating agreement of ReEnergy provides that each member of ReEnergy is permitted to appoint one manager of ReEnergy. Accordingly, Neil Koehler is the manager designated by Kinergy Resources, LLC, Frank R. Lindloom is the manager designated by Flin-Mac, Inc., and Kent Kaulfuss and Tom Koehler are the other two managers and limited liability company members of ReEnergy.

      NEIL KOEHLER has been a limited liability company member and manager of ReEnergy since its inception in March 2001 and the Chief Executive Officer and Chairman of the Board of PEI since January 2003. For more information concerning Mr. Koehler, see "Information Relating to PEI--Management of PEI."

      FRANK R. LINDBLOOM has been a limited liability company member and manager of ReEnergy since its inception in March 2001 and has served as President of Flin-Mac, Inc., a California corporations engaged in the business of custom feed product production and marketing, since its inception in December 1986.

      KENT KAULFUSS has been a limited liability company member and manager of ReEnergy since July 2003. Mr. Kaulfuss has been the President of Wood Industries, Inc., a California corporation engaged in the business of composting and recycling, since its inception in 1988.

      TOM KOEHLER has been a limited liability company member and manager of ReEnergy since May 2004 and has been the Vice President, Public Policy and Markets of PEI since January 2003. For more information concerning Mr. Koehler, see "Information Relating to PEI--Management of PEI."

MANAGER AND OFFICER COMPENSATION

      As the limited liability company members of ReEnergy, Kinergy Resources, LLC, Kent Kaulfuss, Flin-Mac, Inc. and Tom Koehler share 100% of the allocation of net profit or net loss of ReEnergy each year.

STOCK OPTIONS AND WARRANTS

      ReEnergy has never issued any options or warrants to acquire any limited liability company interests of ReEnergy. Accordingly, there are no outstanding options or warrants to acquire any limited liability company interests of ReEnergy.

EMPLOYMENT AGREEMENTS

      There are no employment agreements between ReEnergy and any manager, member or employee of ReEnergy.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

      The operating agreement of ReEnergy provides for the indemnification of its managers and members to the fullest extent permissible under California law. Such limitation of liability does not affect the availability of equitable remedies, such as injunctive relief or rescission.

      There is no pending litigation or proceeding involving a manager, member or officer of ReEnergy as to which indemnification is being sought, nor is ReEnergy aware of any pending or threatened litigation that may result in claims for indemnification by any manager, member or officer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Tom Koehler, a limited liability company member of ReEnergy, is the Vice President, Public Policy and Markets, of PEI. Tom Koehler is the brother of Neil Koehler, the Chief Executive Officer of PEI.

      PEI and ReEnergy are parties to an Option to Purchase Land dated August 28, 2003, pursuant to which ReEnergy has agreed to sell approximately 89.3 acres of real property in Visalia, California to PEI at a price of $12,000 per acre, with respect to which real property ReEnergy has executed an Option Agreement dated as of July 20, 2003 with Kent Kaulfuss, a limited liability company member of ReEnergy, and his wife, which Option Agreement grants ReEnergy an option to purchase such real property for a purchase price of $893,000 on or before June 15, 2005 and requires ReEnergy to lease the Wood Industries plant (comprising 35 acres) to Wood Industries (which is owned by Kent Kaulfuss and his wife) for an indefinite period of time for a monthly rental of $800. Accordingly, if the real property is purchased by PEI pursuant to the terms of the Option to Purchase Land dated August 28, 2003, Kent Kaulfuss and his wife will realize a gain on sale of approximately $178,600.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF REENERGY

      Each of Kinergy Resources, LLC, Kent Kaulfuss and Flin-Mac, Inc. holds a 23.5% limited liability company membership interest in ReEnergy. Tom Koehler holds a 29.5% limited liability company interest in ReEnergy. Each of Kinergy Resources, LLC, Kent Kaulfuss, Flin-Mac, Inc. and Tom Koehler will have the right to receive 1,250 shares of Accessity common stock for each 1% of outstanding limited liability company interest such limited liability company member owns. Accordingly, if the Share Exchange is consummated, each of Kinergy Resources, LLC, Kent Kaulfuss and Flin-Mac, Inc. will receive 29,375 shares of Accessity common stock in exchange for their limited liability company membership interests in ReEnergy and Tom Koehler will receive 36,875 shares of Accessity common stock in exchange for his limited liability company membership interests in ReEnergy.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

      The following discussion should be read in conjunction with ReEnergy's financial statements and notes thereto contained in APPENDIX F to this proxy statement.

OVERVIEW

      ReEnergy intends to develop a large-scale ethanol plant in California. To date, ReEnergy has had no significant operations, other than entering into an Option Agreement dated as of July 30, 2003, with Kent Kaulfuss, a limited liability company member of ReEnergy, and his wife with respect to the acquisition of approximately 89.3 acres of real property located in Visalia, California, with respect to which real property ReEnergy has granted to PEI an option to purchase upon ReEnergy's purchase of same from Kent Kaulfuss and his wife. ReEnergy was organized in California in March 2001. Accordingly, the information relating to ReEnergy is generally the same as or substantially similar to the general information relating to PEI. See "Information Relating to PEI."

RESULTS OF OPERATIONS

COMPARISON OF THE SIX MONTHS ENDED JUNE 30, 2004 TO THE SIX MONTHS ENDED JUNE 30, 2003

      REVENUES. Revenues for the six months ended June 30, 2004 and for the comparable period of 2003 were $0. ReEnergy has to date not conducted any significant operations or generated any revenue.

      OPERATING COSTS AND EXPENSES. Operating costs and expenses were $0 for the six months ended June 30, 2004 and $0 for the comparable period of 2003.

      OTHER INCOME. Other income was $0 for the six months ended June 30, 2004 and $0 for the six months ended June 30, 2003.

      TAXES. The provision for income taxes was $800 for the six months ended June 30, 2004 and $800 for the six months ended June 30, 2003.

COMPARISON OF YEARS ENDED DECEMBER 31, 2003 AND 2002

      REVENUES. Revenues for 2003 and for 2002 were $0. ReEnergy has to date not conducted any significant operations or generated any revenue.

      OPERATING COSTS AND EXPENSES. Operating costs and expenses were $0 in 2003 compared to $387 in 2002. The decrease in operating costs and expenses is primarily due to the capitalization of costs associated with building an ethanol plant.

      OTHER INCOME. Other income was $0 for 2003 and $0 for 2002.

      TAXES. The provision for income taxes was $800 for 2003 and $800 for 2002.

LIQUIDITY AND CAPITAL RESOURCES

      Cash provided by operating activities was $0 for both the six months ended June 30, 2004 and for the year ended December 31, 2003. ReEnergy has to date not conducted any significant operations or generated any revenue

      Capital expenditures for the six months ended June 30, 2004 and for the year ended December 31, 2003 were $8,604 and $48,804, respectively. The decrease is due to ReEnergy entering into the proposed Share Exchange Agreement.

      All liquidity and capital resources are provided by capital contributions from members, as deemed necessary.

                                   PROPOSAL 1
                         ELECTION OF CLASS III DIRECTOR

      Accessity's bylaws provide that the board of directors shall consist of at least three and no more than seven directors, with the exact number set by the board of directors. The current number is set at five. The board is divided into three classes of directors: Class I, Class II and Class III. The term of office of each class of directors is three years, with one class expiring each year at Accessity's annual meeting of shareholders.

      Accessity's current board consists of one Class I director, Barry Siegel, whose term expires at the 2006 annual meeting, one Class II director, Kenneth J. Friedman, whose term expires at the 2005 annual meeting, one Class III director, Bruce S. Udell, whose term expires at the 2004 annual meeting and who is named as a nominee for election to serve a three-year term expiring at the 2007 annual meeting or until he either is succeeded by another qualified director who has been duly elected or is required to resign in connection with the Share Exchange. See "Operation, Management and Business of Accessity After the Share Exchange--Business of Accessity." Accessity has two vacancies on the board.

      The proxy holders intend to vote all proxies received by them in favor of the election of Mr. Udell unless instructions to the contrary are marked on the proxy card. If Mr. Udell is unable or declines to serve as a director at the time of the annual meeting, an event not now anticipated, the proxies will be voted for any nominee designated by Accessity's present board. However, the proxy holders may not vote proxies for a greater number of persons than the number of nominees named on the proxy card.

REQUIRED VOTE OF STOCKHOLDERS AND BOARD RECOMMENDATION

      Directors are elected by a plurality vote of shares present in person or represented by proxy at the meeting. This means that the director nominee with the most votes for a particular slot on the board is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor.

      ACCESSITY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF BRUCE S. UDELL AS A CLASS III DIRECTOR.

                                   PROPOSAL 2
             APPROVAL OF THE SHARE EXCHANGE AND RELATED TRANSACTIONS

BACKGROUND OF THE SHARE EXCHANGE

      The Share Exchange was initially proposed by representatives of PEI to management of Accessity.

      In December 2003, the board of directors of Accessity authorized management to investigate potential business opportunities in addition to or in lieu of the medical billing recovery business and insurance collision repair business, which has been assigned to and assumed by ClaimsNet, a wholly-owned subsidiary of The CEI Group, Inc. ("CEI") pursuant to a Strategic Partnership Agreement effective January 2, 2003. Management did not focus on companies that were engaged in markets which appeared to be similar to or the same as Accessity, but focused on any companies that would be interested in an acquisition by Accessity.

      In March 2004, Accessity was contacted by Cagan-McAfee Capital Partners, which had been retained by PEI for the purposes of finding a buyer or other strategic partner for PEI. Previously, PEI had entered into a letter of intent to enter into a business combination transaction with each of Kinergy and ReEnergy, each of which were terminated effective May 14, 2004. While Kinergy had experienced some growth and profit, the PEI board of directors and the respective managers of Kinergy and ReEnergy determined that the consolidation of ethanol plant construction planning and services and ethanol remarketing services in conjunction with an acquisition by a public company was the best way to achieve significant market penetration of its services and provide future liquidity to its shareholders. In April 2004, Accessity and PEI signed a confidential non-disclosure agreement and began due diligence and preliminary acquisition discussions.

      At the March 16, 2004 meeting of the board of directors of Accessity, the board determined that PEI, together with Kinergy and ReEnergy, represented the most appealing acquisition target because:

      o the potential size and scope of the business of the Combined Company has greater national market potential than the Sentaur medical business may have, and therefore may be of potentially greater value to Accessity shareholders;

      o the California market for ethanol, as an initial target, is the largest market in the United States and is growing as a result of regulatory actions banning the use of MTBE in California that went into effect on January 1, 2004;

      o the alternative fuels business has both mid-term and long-term potential in the United States as the price of fuel has increased and major sources of supply are outside the control of this country;

      o the United States, for geopolitical reasons, needs to diversify from its reliance on foreign oil and the infrastructure for ethanol is in place and ethanol can be used by the millions of vehicles currently in use. In addition, there are opportunities other than ethanol in the alternative fuel markets that the PEI may pursue, which are of a longer-term nature, that also have great potential; and

      o the Acquired Companies provide a strong and experienced management team that Accessity believes has the ability to execute on their combined business plan.

      The board authorized the creation of a due diligence team, consisting of consultants and two officers of Accessity, Barry Siegel and Philip Kart.

      From March 2004 to May 2004, members of management and representatives of each of Accessity, PEI, Kinergy and ReEnergy continued their due diligence review and negotiated the terms of the Share Exchange Agreement.

      On May 14, 2004, the board of directors of Accessity reviewed the effect on Accessity's earnings per share for the current and next year that would result from the consummation of the Share Exchange. Based on this valuation and management's additional due diligence efforts, the board of directors of Accessity approved the Share Exchange Agreement, which was signed by Accessity, PEI, Kinergy and ReEnergy on May 14, 2004.

      On August 4, 2004 and effective October 1, 2004, the board of directors of Accessity approved amendments to the Share Exchange Agreement, which amendments were signed by Accessity, PEI, Kinergy and ReEnergy on July 29, 2004 and effective as of October 1, 2004, respectively.

RECOMMENDATION OF THE BOARD OF DIRECTORS OF ACCESSITY; ACCESSITY'S REASONS FOR THE SHARE EXCHANGE

      THE BOARD OF DIRECTORS OF ACCESSITY UNANIMOUSLY RECOMMENDS THAT HOLDERS OF ACCESSITY COMMON STOCK VOTE FOR THE SHARE EXCHANGE PROPOSAL.

      The board of directors of Accessity believes that the terms of the transaction contemplated by the Share Exchange are in the best interests of Accessity and its shareholders. Accordingly, Accessity's board of directors has approved the Share Exchange and related transactions and recommends approval thereof by the shareholders of Accessity.

      In view of the number of factors considered in connection with its evaluation of the Share Exchange, the Accessity board of directors did not quantify or otherwise attempt to assign relative weights to the separate factors considered in reaching its determination. In reaching its determination to recommend approval of the Share Exchange, the Accessity board of directors consulted with Accessity management, as well as its legal counsel, and considered a number of factors. The board of directors considered the nature and scope of the business of the Acquired Companies, and quality and breadth of their respective assets, products, competitive position and prospects for future growth.

      In reviewing these assets and operations, the board of directors of Accessity took into account the quality of the Combined Company's senior management. It also reviewed the complementary nature of the businesses of the Acquired Companies, which have significant overlap and which present opportunities for expansion. In that regard, the board considered that the complementary nature of the two companies' businesses creates significant opportunities for development of the Acquired Companies on a combined basis.

      The board of directors of Accessity considered the terms and conditions of the Share Exchange Agreement, including the number of shares of Accessity common stock to be issued in the Share Exchange. In addition, the Accessity board of directors considered the opinion of BearingPoint contained in a written opinion dated October 9, 2004 and, confirmed in writing as of the date of this proxy statement, that the Subsidiary Transfer is fair to Accessity and the holders of Accessity common stock from a financial point of view. A copy of BearingPoint's written opinion to the board of directors of Accessity dated October 9, 2004, and confirmed in writing as of the date of this proxy statement, is attached hereto as APPENDIX H and is incorporated herein by reference. See "Proposal 3--Approval of Subsidiary Transfer--Fairness Opinion."

      The board of directors of Accessity believes that the proposed Share Exchange will afford Accessity the complementary strengths of Combined Company, will provide the Acquired Companies with the potential benefits described above and may enable the Acquired Companies to address emerging strategic opportunities in the ethanol fuel markets quickly and effectively.

      After due consideration, the board of directors of Accessity concluded that the consummation of the Share Exchange was in the best interests of the shareholders of Accessity.

RECOMMENDATION OF THE BOARD OF DIRECTORS OF PEI; PEI'S REASONS FOR THE SHARE EXCHANGE

      THE BOARD OF DIRECTORS OF PEI UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS AND HOLDERS OF WARRANTS AND OPTIONS TO ACQUIRE SHARES OF PEI COMMON STOCK EXECUTE THE SHARE EXCHANGE AGREEMENT.

      PEI's board of directors believes that the terms of the Share Exchange and the Share Exchange Agreement are in the best interests of PEI and its shareholders. Accordingly, the PEI board has approved the Share Exchange and the Share Exchange Agreement and the consummation of the transactions contemplated thereby and has recommended that the shareholders and holders of warrants and options to acquire shares of PEI common stock execute the Share Exchange Agreement.

      In view of the complexity and variety of factors considered by the PEI board, the following discussion of the factors considered by the PEI board is not intended to be exhaustive but is intended to include the material factors considered by the PEI board. Additionally, the PEI board did not consider it practical to quantify or otherwise attempt to assign any relative or specific weights to the specific factors considered, and individual directors may have given differing weights to different factors. In reaching its determination to recommend approval of the acceptance by PEI shareholders of shares Accessity common stock in connection with the Share Exchange, the PEI board consulted with management of PEI, its legal counsel and its other advisors, and considered a number of factors, including the following:

      o ability to secure several million dollars of equity investment through the combination of the companies' balance sheets;

      o ability to utilize a publicly traded entity which enables increased visibility to the public markets, which may lead to improved certainty of liquidity for investors, and which potentially facilitates future equity investments from institutions; and

      o having a publicly-traded stock creates an acquisition currency which may enable PEI to pursue accretive acquisitions of companies in the ethanol marketplace which may have revenue and/or cost synergies with PEI's core business.

      In addition to the factors set forth above, in the course of its meetings with Accessity, the PEI board reviewed and considered a wide variety of information relevant to the Share Exchange including:

      o the potential contingent liabilities and assets that may exist with Accessity, including but not limited to current litigation, potential future litigation, lease obligations and the accuracy and completeness of a shareholders list; and

      o     the requirements to maintain a listing on The Nasdaq SmallCap
            Market.

      The PEI Board also considered a number of risks in its deliberations concerning the Share Exchange, including:

      o the potential disruption to the business of PEI and the other companies following announcement of the Share Exchange, including the effects of employee uncertainty and the possibility that key business contacts of PEI may not approve of the Share Exchange or may determine to terminate their relationship with the Combined Company;

      o the higher level of expenses that will be incurred by the Combined Company;

      o additional potential problems and costs associated with the integration of all of the Acquired Companies into a single enterprise;

      o     the possibility that the Share Exchange would not be consummated;

      o     the significant transaction costs of the Share Exchange; and

      o     the other risks described under "Risk Factors."

      After due consideration, the PEI board concluded that the benefits of the transaction to PEI and its shareholders outweighed the risks associated with the foregoing factors.

      PEI's board of directors also reviewed comparable companies to Accessity, Kinergy and ReEnergy in considering the strategic and financial rationale for the Share Exchange. In that regard, PEI's board of directors considered, among other things, the relative financial positions of Accessity, Kinergy and ReEnergy and the potential impacts of the Share Exchange on the financial position of the new Combined Company. PEI's board of directors also considered the terms and conditions of the Share Exchange Agreement, including the number of shares of Accessity common stock to be received by shareholders of PEI.

APPROVAL BY THE SOLE MANAGER OF KINERGY; KINERGY'S REASONS FOR THE SHARE
EXCHANGE

      Kinergy's sole manager and limited liability company member believes that the terms of the Share Exchange and the Share Exchange Agreement are in the best interests of Kinergy and its sole limited liability company member. Accordingly, the sole manager and member of Kinergy has approved the Share Exchange and the Share Exchange Agreement and the consummation of the transactions contemplated thereby, has executed the Share Exchange Agreement in his capacity as the sole manager of Kinergy and intends to execute the Share Exchange Agreement as a member of Kinergy.

      In view of the complexity and variety of factors considered by the sole manager and limited liability company member of Kinergy, the following discussion of the factors considered by the sole manager and limited liability company member of Kinergy is not intended to be exhaustive but is intended to include the material factors considered by the sole manager and limited liability company member of Kinergy. Additionally, the sole manager and limited liability company member of Kinergy did not consider it practical to quantify or otherwise attempt to assign any relative or specific weights to the specific factors considered and he may have given differing weights to different factors. In reaching his determination to execute the Share Exchange Agreement and accept shares of Accessity common stock in connection with the Share Exchange, the sole manager and limited liability company member of Kinergy consulted with legal counsel and other advisors, and considered a number of factors, including the following:

      o the value of joining with a larger organization with deep management resources and the capability to expand Kinergy's base business and to forward integrate into the production of ethanol in California;

      o the ability to maintain Kinergy's existing base of operations and transition many of those customers to PEI; and

      o the ability to utilize a public company for an acquisition strategy that may create value for all shareholders by creating the opportunity to achieve revenue and cost synergies with Kinergy's core business.

      The sole manager and limited liability company member of Kinergy also considered a number of risks in his deliberations concerning the Share Exchange, including:

      o the potential disruption to the business of Kinergy and the other companies following announcement of the Share Exchange, including the possibility that key business contacts of Kinergy may not approve of the Share Exchange or may determine to terminate their relationship with the Combined Company;

      o the higher level of expenses that will be incurred by the Combined Company;

      o additional potential problems and costs associated with the integration of all of the companies into a single enterprise;

      o     the possibility that the Share Exchange would not be consummated;

      o     the significant transaction costs of the Share Exchange; and

      o     the other risks described under "Risk Factors."

      After due consideration, the sole manager and limited liability company member of Kinergy concluded that the benefits of the transaction to Kinergy and himself outweighed the risks associated with the foregoing factors.

      The sole manager and limited liability company member of Kinergy also reviewed comparable companies to Accessity, PEI and ReEnergy within the industry in considering the strategic and financial rationale for the Share Exchange. In that regard, the sole manager and limited liability company member of Kinergy considered, among other things, the relative financial positions of Accessity, PEI and ReEnergy and the potential impacts of the Share Exchange on the financial position of the new Combined Company. The sole manager and limited liability company member of Kinergy also considered the terms and conditions of the Share Exchange Agreement, including the number of shares of Accessity common stock to be received by him.

RECOMMENDATION OF THE MANAGERS OF REENERGY; REENERGY'S REASONS FOR THE SHARE EXCHANGE

      THE MANAGERS OF REENERGY UNANIMOUSLY RECOMMEND THAT THE LIMITED LIABILITY COMPANY MEMBERS OF REENERGY EXECUTE THE SHARE EXCHANGE AGREEMENT.

      ReEnergy's managers believe that the terms of the Share Exchange and the Share Exchange Agreement are in the best interests of ReEnergy and its limited liability company members. Accordingly, the managers of ReEnergy have approved the Share Exchange and the Share Exchange Agreement and the consummation of the transactions contemplated thereby and have recommended that the limited liability company members of ReEnergy execute the Share Exchange Agreement.

      In view of the complexity and variety of factors considered by the managers of ReEnergy, the following discussion of the factors considered by managers of ReEnergy is not intended to be exhaustive but is intended to include the material factors considered by the managers of ReEnergy. Additionally, the managers of ReEnergy did not consider it practical to quantify or otherwise attempt to assign any relative or specific weights to the specific factors considered and they may have given differing weights to different factors. In reaching their determination to approve the Share Exchange Agreement and recommend approval of the acceptance of shares of Accessity common stock by the limited liability company members of ReEnergy in connection with the Share Exchange, the managers of ReEnergy consulted with legal counsel and other advisors, and considered a number of factors, including the following:

      o the value of joining with a larger organization with deep management resources and the capability to expand ReEnergy's base business and to forward integrate into the production of ethanol in California;

      o the ability to maximize the value of ReEnergy's land assets and knowledge of the ethanol marketplace; and

      o the ability to utilize a public company for an acquisition strategy that may create value for all shareholders by creating the opportunity to achieve revenue and cost synergies with ReEnergy's core business.

      The managers of ReEnergy also considered a number of risks in their deliberations concerning the Share Exchange, including:

      o the potential disruption to the business of ReEnergy and the other companies following announcement of the Share Exchange, including the possibility that key business contacts of ReEnergy may not approve of the Share Exchange or may determine to terminate their relationship with the Combined Company;

      o the higher level of expenses that will be incurred by the Combined Company;

      o additional potential problems and costs associated with the integration of all of the companies into a single enterprise;

      o     the possibility that the Share Exchange would not be consummated;

      o     the significant transaction costs of the Share Exchange; and

      o     the other risks described under "Risk Factors."

      After due consideration, the managers of ReEnergy concluded that the benefits of the transaction to ReEnergy and the limited liability company members of ReEnergy outweighed the risks associated with the foregoing factors.

      The managers of ReEnergy also reviewed comparable companies to Accessity, PEI and Kinergy within the industry in considering the strategic and financial rationale for the Share Exchange. In that regard, the managers of ReEnergy considered, among other things, the relative financial positions of Accessity, PEI and Kinergy and the potential impacts of the Share Exchange on the financial position of the new Combined Company. The managers of ReEnergy also considered the terms and conditions of the Share Exchange Agreement, including the number of shares of Accessity common stock to be received by the limited liability company members of ReEnergy.

INTERESTS OF CERTAIN PERSONS IN THE SHARE EXCHANGE

      As described below, certain members of Accessity's management, PEI's management, ReEnergy's management and Kinergy's management may be deemed to have certain interests in the Share Exchange that are in addition to their interests as holders of ownership interests in Accessity, PEI, ReEnergy and Kinergy, respectively.

OPTION AGREEMENT

      PEI and ReEnergy are parties to an Option to Purchase Land dated August 28, 2003, pursuant to which ReEnergy has agreed to sell approximately 89.3 acres of real property in Visalia, California to PEI at a price of $12,000 per acre (for a total of $1,071,600), with respect to which real property ReEnergy has executed an Option Agreement dated as of July 20, 2003 with Kent Kaulfuss, a limited liability company member of ReEnergy, and his wife which grants ReEnergy an option to purchase such real property for a purchase price of $893,000 (which Option Agreement expires on June 15, 2005 and requires ReEnergy to lease the Wood Industries plant (comprising 35 acres) to Wood Industries (which is owned by Kent Kaulfuss and his wife) for an indefinite period of time for a monthly rental of $800). Accordingly, if the real property is purchased by PEI pursuant to the terms of the Option to Purchase Land dated August 28, 2003, Kent Kaulfuss and his wife will realize a gain on sale of approximately $178,600.

AGREEMENTS WITH LDI AND W. M. LYLES CO.

      PEI has entered into a Standard Form of Design-Build Agreement and General Conditions Between Owner and Design-Builder with W. M. Lyles Co. (as amended, the "Construction Agreement"). The Construction Agreement contains a number of provisions that are favorable to W. M. Lyles Co. and unfavorable to PEI. The Construction Agreement also includes a provision that requires PEI to pay a termination fee of $5 million to W. M. Lyles Co. if PEI terminates the Construction Agreement, in addition to payment of all costs of W. M. Lyles for services rendered through the date of termination. William Lyles, a director of PEI, is the Chairman of the Board of W. M. Lyles Co.

      PEI obtained a loan from LDI in the principal amount of $5.1 million pursuant to a Term Loan Agreement dated June 16, 2003 in order to purchase the Madera County, California property, the repayment of which loan is secured by a first deed of trust on the Madera County, California property, and any additional debt financing obtained by PEI is required to be subordinated to the repayment obligations of PEI to LDI and to the security interest of LDI under the Term Loan Agreement. William Lyles, a director of PEI, is the Vice President of Construction of LDI.

CONSULTING AND NONCOMPETITION AGREEMENTS

      Upon consummation of the Share Exchange, and as a condition precedent to the obligation of Accessity to consummate the Share Exchange, Barry Siegel, the current Chairman of the Board, President and Chief Executive Officer of Accessity, and Philip Kart, the current Chief Financial Officer of Accessity, will each enter into a consulting and noncompetition agreement with Accessity, pursuant to which they will receive an aggregate of up to 600,000 shares of Accessity common stock. The fairness opinion issued by BearingPoint in connection with the Subsidiary Transfer takes into account, among other things, the execution of the consulting and noncompetition agreement and the issuance of the 600,000 shares of Accessity common stock to Messrs. Siegel and Kart in determining the fairness from a financial point of view of the Subsidiary Transfer to Accessity and the shareholders of Accessity. See "Proposal 3--Approval of Subsidiary Transfer--Fairness Opinion."

      CONSULTING AND NONCOMPETITION AGREEMENT WITH BARRY SIEGEL. Pursuant to the consulting and noncompetition agreement with Mr. Siegel, the form and substance of which must be mutually acceptable to the Acquired Companies, Accessity and Mr. Siegel, Mr. Siegel will be entitled to receive payment of compensation in the form of the number of shares of Accessity common stock equal to the excess, if any, of 400,000 shares of Accessity common stock over the number of shares of Accessity common stock that he will receive in consideration of his waiver of the change in control provisions in his current employment agreement with Accessity, which will be allocated between compensation for consulting services and compensation for a covenant not to compete, each in amounts as shall be mutually acceptable to the Acquired Companies, Accessity and Mr. Siegel. In consideration of his waiver of the change in control provisions in his current employment agreement with Accessity, Mr. Siegel is entitled to receive a number of shares of Accessity common stock, not to exceed 400,000 shares, with the exact number of shares equal to such number as shall be equal to a fraction, the numerator of which is the excess of the value of the waived severance payment he would otherwise be entitled to receive pursuant to the change in control provisions in his current employment agreement with Accessity over the fair market value of DriverShield, and the denominator of which is the closing price per share of Accessity common stock on the business day before the closing of the Share Exchange.

      CONSULTING AND NONCOMPETITION AGREEMENT WITH PHILIP KART. Pursuant to the consulting and noncompetition agreement with Mr. Kart, the form and substance of which must be mutually acceptable to the Acquired Companies, Accessity and Mr. Kart, and in consideration of his waiver of the change in control provisions in his current employment agreement with Accessity, Mr. Kart will be entitled to receive payment of compensation in the form of 200,000 shares of Accessity common stock, which shall be allocated between compensation for consulting services and compensation for a covenant not to compete, each in amounts as shall be mutually acceptable to the Acquired Companies, Accessity and Mr. Kart.

TRANSFER OF DRIVERSHIELD AND SALE OF SENTAUR

      As a condition to the consummation of the Share Exchange by Accessity, the parties have agreed that Accessity shall transfer DriverShield and sell Sentaur to Barry Siegel pursuant to written agreements, the form and substance of which must be reasonably satisfactory to the Acquired Companies. Accessity has obtained a fairness opinion from BearingPoint with respect to the Subsidiary Transfer. See "Proposal 3--Approval of Subsidiary Transfer--Fairness Opinion" and "Proposal 4--Approval of Subsidiary Sale." The landlord of the Coral Spring, Florida premises currently has the property listed for sale and Accessity has agreed to terminate the lease upon sale of the building. As part of the disposition of DriverShield to Mr. Siegel, until the landlord of the present Accessity headquarters in Coral Springs, Florida sells the building, Mr. Siegel or an entity owned or controlled by Mr. Siegel (which may include Sentaur) with the consent of the lessor under the existing lease agreement for such facilities, on terms and conditions reasonably satisfactory to the Acquired Companies, will contribute the sum of $3,500 toward the monthly rent obligation. However, once the Acquired Companies have made lease payments of $50,000 under the lease, Mr. Siegel will make all lease payment until the building is sold. In addition, the personal property at the facilities of Accessity located in Coral Springs, Florida will be transferred to Mr. Siegel or an entity owned or controlled by Mr. Siegel (which may include Sentaur) and Accessity will pay Barry Siegel or Sentaur $20,000 for moving expenses. Upon consummation of the Share Exchange, the principal executive and business offices of Accessity will become the principal executive and business offices of PEI located at 5711 N. West Avenue, Fresno, California 93711.

EMPLOYMENT AGREEMENTS

      Upon consummation of the Share Exchange, Neil Koehler, currently the Chief Executive Officer of PEI, will become the Chief Executive Officer of Accessity, Tom Koehler, currently a Vice President of PEI, will become a Vice President of Accessity, and Ryan Turner, the current Chief Operations Officer of PEI, will become the Chief Operations Officer of Accessity. Each of Messrs. Koehler, Koehler and Turner has executed an employment agreement with PEI, which agreement will be assigned to and assumed by Accessity upon consummation of the Share Exchange. For a description of these employment agreements see "Information Relating to PEI--Employment Agreements."

NONCOMPETITION AND NONSOLICITATION AGREEMENTS

      Upon consummation of the Share Exchange, and as a condition precedent to the obligation of Accessity to consummate the Share Exchange, Accessity and each of Neil Koehler, Ryan Turner, William Jones, Andrea Jones and Tom Koehler will enter into mutually acceptable noncompetition and nonsolicitation agreements providing for, among other things, the agreement by each person not to compete with Accessity nor solicit the employment of any then current employees of Accessity for a stated period of time after the consummation of the Share Exchange.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      Accessity, PEI, Kinergy and ReEnergy intend that the consummation of the Share Exchange will be treated as part of a unified plan for the exchange of stock that is qualified for non-recognition treatment under Section 351 of the Code, since no consideration that constitutes "other property or money" within the meaning of Section 351(b) of the Code is being transferred by Accessity for the ownership interests of the shareholders of PEI and the limited liability company members of Kinergy and ReEnergy, and the shareholders of PEI and the limited liability company members of Kinergy and ReEnergy will be "in control" of Accessity within the meaning of Section 351(a) of the Code upon consummation of the Share Exchange. Each of Accessity, PEI, Kinergy and ReEnergy has agreed in the Share Exchange Agreement that they will not take a position on any tax return that is inconsistent with such characterization.

      Neither Accessity nor any of the Acquired Companies has requested, or will request or receive, a ruling from the IRS or an opinion from legal counsel with regard to any of the federal income tax consequences of the Share Exchange.

      A successful IRS challenge to the non-recognition status of the Share Exchange would result in significant adverse tax consequences to the shareholders of PEI and the limited liability company members of Kinergy and ReEnergy. Such shareholder or member would recognize gain or loss with respect to surrendered shares of PEI capital stock or such member's limited liability company interest, as the case may be, equal to the difference between the tax basis in such shares or such limited liability company interest and the fair market value, as of the closing of the Share Exchange, of the Accessity common stock received in exchange therefor. In such event, a shareholder's or member's aggregate basis in the Accessity common stock so received would equal its fair market value, and such shareholder's or member's holding period for such stock would begin the day after the closing date.

      Even if the Share Exchange qualifies for non-recognition treatment, a recipient of Accessity common stock would recognize income to the extent that, for example, any such shares were determined to have been received in exchange for services, to satisfy obligations or in consideration for anything other than the capital stock or limited liability company membership interest surrendered. In addition, to the extent that a recipient of Accessity common stock were treated as receiving (directly or indirectly) consideration other than Accessity common stock in exchange for such capital stock or limited liability company membership interest, gain, if any, would have to be recognized.

      THE PRECEDING DISCUSSION DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO THE SHARE EXCHANGE. THUS, HOLDERS OF PEI CAPITAL STOCK AND LIMITED LIABILITY COMPANY MEMBERS OF KINERGY AND REENERGY ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE SHARE EXCHANGE, INCLUDING TAX RETURN REPORTING REQUIREMENTS, THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS AND THE EFFECTS OF ANY PROPOSED CHANGES IN THE TAX LAWS.

ACCOUNTING TREATMENT

      Based upon the current capitalization of each of Accessity, PEI, Kinergy and ReEnergy, upon the consummation of the Share Exchange, the former shareholder interests of PEI will own a larger percentage of the outstanding shares of Accessity than the former shareholder interests of Accessity, Kinergy and ReEnergy, and accordingly, PEI will be considered to be the acquiring entity for financial accounting purposes.

      The Share Exchange will be accounted for using the purchase method of accounting, in accordance with generally accepted accounting principles. Under the purchase method of accounting, assets and liabilities of the Acquired Companies are recorded at fair market value at the date of the acquisition, with any excess consideration paid over the fair market values recorded as goodwill. Operating results of the businesses acquired are included in the consolidated statements of income from the date of the acquisition forward.

      The historical financial statements of Accessity will be the financial statements of Accessity, prior to the closing of the Share Exchange. Following the Closing of the Share Exchange, the results of operations of Accessity will consist of the results of operations of PEI, Kinergy and ReEnergy.

      The Unaudited Pro Forma Condensed Combined Financial Statements appearing elsewhere in this proxy statement are based upon certain assumptions and allocate the purchase price to assets and liabilities based upon preliminary estimates of their respective fair values. The unaudited pro forma adjustments and combined amounts are included for information purposes only. If the Share Exchange is consummated, Accessity's financial statements will reflect the effects of the acquisition adjustments only from the date of closing of the Share Exchange. The actual purchase price, and the allocation of the purchase price to goodwill and intangible assets, may differ significantly from those reflected in the Unaudited Pro Forma Condensed Combined Financial Statements depending on the final results of the appraisals which are in process.

REGULATORY MATTERS

      ANTITRUST. The Share Exchange is not subject to the premerger notification requirements of the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended or, HSR Act. However, the FTC or the Antitrust Division of the United States Department of Justice could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin consummation of the Share Exchange or seeking to cause divestiture of significant assets of Accessity, PEI, Kinergy or ReEnergy or their respective subsidiaries. There can be no assurance that a challenge to the Share Exchange on antitrust grounds will not be made, or, if such challenge is made, of what the result would be. Consummation of the Share Exchange is conditioned upon, among other things, the absence of any temporary restraining order, preliminary or permanent injunction, or other order issued by any federal or state court in the United States which prevents the consummation of the Share Exchange.

      GOVERNMENTAL AND REGULATORY APPROVALS. Other than compliance with the federal securities laws and applicable securities laws of the States of California, Oregon, Virginia, Connecticut, Florida, Nevada, Ohio, Texas, Michigan, Pennsylvania, North Carolina and New York, Accessity is not aware of any governmental or regulatory approvals required for consummation of the Share Exchange.

NO DISSENTERS' RIGHTS FOR SHAREHOLDERS OF PEI

      Because the Share Exchange is a voluntary offer by Accessity to holders of shares of PEI common stock to exchange their shares of PEI common stock for restricted shares of Accessity common stock and to holders of options and warrants to acquire shares of PEI common stock to exchange their options and warrants for warrants to acquire shares of Accessity common stock, and because the former shareholders of PEI would comprise holders of a substantial majority (approximately 83% on a fully-diluted basis) of the shares of Accessity common stock after giving effect to the Share Exchange (without giving effect to the acquisition by Accessity of Kinergy and ReEnergy pursuant to the Share Exchange), the transaction would not constitute a statutory merger or reorganization which would make dissenters' rights available to holders of PEI common stock under applicable state law.

      However, the proposed reincorporation of Accessity in the State of Delaware to be consummated immediately preceding the consummation of the Share Exchange, if the Share Exchange is approved by the Accessity shareholders, will give rise to dissenters' rights for Accessity's shareholders. See "Proposal 7--Approval of Delaware Reincorporation Proposal--Dissenters' Rights."

NO DISSENTERS' RIGHTS FOR MEMBERS OF KINERGY OR REENERGY

      Because the Share Exchange is a voluntary offer by Accessity to the respective limited liability company members of Kinergy and ReEnergy to exchange their limited liability company membership interests in Kinergy and ReEnergy for restricted shares of Accessity common stock, the transaction would not constitute a statutory conversion, merger or reorganization which would give rise to dissenters' rights under applicable state law.

      However, the proposed reincorporation of Accessity in the State of Delaware to be consummated immediately preceding the consummation of the Share Exchange, if the Share Exchange is approved by the Accessity shareholders, will give rise to dissenters' rights for Accessity's shareholders. See "Proposal 5--Approval of Delaware Reincorporation Proposal--Dissenters' Rights."

RESTRICTIONS ON RESALE OF ACCESSITY COMMON STOCK

      Shares of Accessity common stock issued in connection with the Share Exchange will be "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act, as amended, and are not freely transferable and are subject to certain restrictions on resale. In general, under Rule 144, as currently in effect, a person who owns shares that were acquired from Accessity or an affiliate of Accessity at least one year prior to the proposed sale is entitled to sell within any three-month period a number of shares that does not exceed the greater of (i) 1% of the number of shares of Accessity common stock then outstanding, which will equal approximately 249,870 shares immediately after the Share Exchange or (ii) the average weekly trading volume of the Accessity common stock during the four calendar weeks preceding the filing of a notice on Form 144 with respect to such sale. Sales under Rule 144 are also subject to certain manner of sale provisions and notice requirements and to the availability of current public information about Accessity. Rule 144 also provides that affiliates of Accessity who sell shares of Accessity common stock that are not restricted shares must nonetheless comply with the same restrictions applicable to restricted shares with the exception of the holding period requirement.

      Under Rule 144(k), a person who is not deemed to have been an affiliate of Accessity for purposes of the Securities Act, at any time during the 90 days preceding a sale and who has beneficially owned the shares proposed to be sold for at least two years, including the holding period of any prior owner other than affiliates of Accessity, is entitled to sell such shares without complying with the manner of sale, public information, volume limitation or notice provisions of Rule 144.

      Holders of approximately 1,252,200 shares of Accessity common stock who were holders of shares of PEI common stock prior to the consummation of the Share Exchange, will have certain rights to require Accessity to register the shares of Accessity common stock held by them for resale pursuant to a registration statement filed under the Securities Act with the SEC.

NASDAQ SMALLCAP MARKET LISTING

      Accessity expects to apply for the listing of all shares of the Combined Company's common stock (including those share of Accessity common stock to be issued in connection with the Share Exchange) on The Nasdaq SmallCap Market under the symbol " ." No assurance can be given that the Combined Company will be successful in obtaining this listing on The Nasdaq SmallCap Market. See "Risk Factors."

                          THE SHARE EXCHANGE AGREEMENT

GENERAL

      The following is a summary of the material provisions of the Share Exchange Agreement, a copy of which is attached as APPENDIX A to this proxy statement and is incorporated herein by reference. However, the following is not a complete statement of all provisions of the Share Exchange Agreement and related agreements. Statements made in this proxy statement with respect to the terms of the Share Exchange Agreement and such related agreements are qualified in their respective entireties by reference to the more detailed information set forth in the Share Exchange Agreement and such related agreements. Capitalized terms used in this summary but not defined in this proxy statement shall have the meanings ascribed to them in the Share Exchange Agreement.

      The Share Exchange Agreement provides for the exchange of shares of Accessity common stock for all of the issued and outstanding shares of PEI common stock and limited liability company membership interests of Kinergy and ReEnergy and cancellation of all issued and outstanding options and warrants to acquire shares of PEI common stock in consideration of the issuance to the holders thereof of warrants to acquire shares of Accessity common stock on the same terms and conditions. Each of PEI, Kinergy and ReEnergy will continue to exist as of the consummation of the Share Exchange, but each will become a wholly-owned subsidiary of Accessity and the former shareholders, option holders and warrant holders of PEI and the former limited liability company members of each of Kinergy and ReEnergy will become shareholders of Accessity. Immediately prior to the consummation of the Share Exchange, Accessity will reincorporate into Delaware pursuant to the merger of Accessity with and into a newly-formed wholly-owned subsidiary of Accessity named Pacific Ethanol, Inc., which newly formed company will be the surviving corporation in such reincorporation merger. Accordingly, Accessity (as Pacific Ethanol, Inc., a Delaware corporation) will retain all of its purposes, objects, rights, privileges, powers and franchises unaffected by the reincorporation merger. The reincorporation merger will become effective upon the filing of articles of merger and related certificates of approval with the Secretary of State of the State of New York and the Secretary of State of Delaware. Such filings are to be made as promptly as practicable prior to the consummation of the Share Exchange closing. It is currently anticipated that the effective time of the Share Exchange and the Delaware Reincorporation will occur during the fourth quarter of 2004 or the first quarter of 2005. There can be no assurance, however, that the conditions to the Share Exchange will be satisfied by such time, or at all, or that the Share Exchange Agreement will not be terminated. See "--Conditions to the Share Exchange."

SHARE EXCHANGE CONSIDERATION

      PEI COMMON STOCK. At the closing of the Share Exchange, each share of PEI common stock then outstanding will be exchanged for one share of Accessity common stock. The 1:1 exchange ratio was determined by Accessity and PEI pursuant to negotiation and was not based on any particular valuation or other financial data with respect to either company or a comparison of comparable companies or transactions.

      OPTIONS AND WARRANTS TO ACQUIRE PEI COMMON STOCK. At the closing of the Share Exchange, all options and warrants to acquire shares of PEI common stock will be cancelled in consideration for the issuance by Accessity to the holders of such options and warrants of warrants to acquire the same number of shares of Accessity common stock at the same exercise price and on the same terms and conditions as provided for pursuant to the cancelled options and warrants to acquire shares of PEI common stock.

      NO FRACTIONAL SHARES. No fractional shares of Accessity common stock will be issued in connection with the Share Exchange, and no certificates for any such fractional shares will be issued. In lieu of such fractional shares, any shares of PEI common stock that represent a fractional share will be rounded up to the nearest whole share and the holder of such shares will receive a whole number of shares of Accessity common stock pursuant to the Share Exchange.

      LIMITED LIABILITY COMPANY INTERESTS OF KINERGY. At the closing of the Share Exchange, the sole limited liability company member of Kinergy will assign and transfer to Accessity all of the limited liability company interests in Kinergy in consideration for the issuance to such member of 3,875,000 shares of Accessity common stock, or 38,750 for each 1% limited liability company membership interest in Kinergy. This exchange ratio was determined by Accessity and Kinergy pursuant to negotiation and was not based on any particular valuation or other financial data with respect to either company or a comparison of comparable companies or transactions.

      LIMITED LIABILITY COMPANY INTERESTS OF REENERGY. At the closing of the Share Exchange, the limited liability company members of ReEnergy will assign and transfer to Accessity all of the limited liability company interests in ReEnergy in consideration for the issuance to such members of 1,250 shares of Accessity common stock for each 1% limited liability company membership interest in Kinergy. This exchange ratio was determined by Accessity and ReEnergy pursuant to negotiation and was not based on any particular valuation or other financial data with respect to either company or comparison of comparable companies or transactions.

INDEMNIFICATION

      The representations and warranties made by PEI, Kinergy and ReEnergy and the holders of ownership interests in such companies in the Share Exchange Agreement shall expire on the second anniversary of the closing date unless a claim for recovery based on an alleged inaccuracy or breach of any of such representations or warranties is made prior to the second anniversary of the closing date, in which case, such representation or warranty shall survive the second anniversary of the closing until such time as such claim is fully and finally resolved (except for the representations and warranties made with respect to taxes and tax returns, title to properties and encumbrances, intellectual property, compliance with laws and environmental matters, which in each case will survive until the expiration of the applicable statute of limitations for the underlying cause of action plus six months). The Acquired Companies shall, severally and not jointly, indemnify Accessity and its officers, directors, shareholders, successors and assigns against any damages to the extent arising from, relating to or otherwise in respect of (i) any inaccuracy in or breach of any representation or warranty made by such Acquired Company or (ii) any failure of such Acquired Company to perform any agreements or covenants of such Acquired Company contained in the Share Exchange Agreement.

      Similarly, the representations and warranties made by Accessity in the Share Exchange shall expire on the second anniversary of the closing date unless a claim for recovery based on an alleged inaccuracy or breach of any of such representations or warranties is made prior to the earlier of the second anniversary of the closing date, in which case, such representation or warranty shall survive the second anniversary of the closing until such time as such claim is fully and finally resolved. Accessity shall indemnify each of the Acquired Companies and their respective owners, warrant holders and option holders, officers, directors, shareholders, successors and assigns against any damages to the extent arising from, relating to or otherwise in respect of (i) any inaccuracy in or breach of any representation or warranty made by Accessity or (ii) any failure of Accessity to perform any agreements or covenants of Accessity contained in the Share Exchange Agreement.

      No indemnification payment shall be required to be made until the total of all damages that have been suffered or incurred exceeds $25,000 in the aggregate, at which point the indemnified party is entitled to be indemnified for the entire amount of such damages.

      In the event the Share Exchange Agreement is approved by the Accessity shareholders and the holders of PEI common stock and holders of options and warrants to acquire PEI common stock execute the Share Exchange Agreement, Ryan Turner will be appointed as the shareholder representative, initial agent and attorney-in-fact for each shareholder, option holder and warrant holder of PEI that executes the Share Exchange Agreement. The shareholder representative will be authorized to act for and on behalf of the shareholders, option holders and warrant holders of PEI to, among other things, give and receive notices and communications and agree to, negotiate and enter into amendments of the Share Exchange Agreement. Decisions, acts, consents or instructions of the shareholder representative will constitute decisions of all of the shareholders, option holders and warrant holders of PEI that execute the Share Exchange Agreement and be final, binding and conclusive upon each of such shareholders, option holders and warrant holders.

STOCK OWNERSHIP FOLLOWING THE SHARE EXCHANGE

      Based upon the number of shares of PEI common stock issued and outstanding as of the Accessity record date, an aggregate of approximately 13,333,200 shares of Accessity common stock will be issued to security holders of PEI, an aggregate of 3,875,000 shares of Accessity common stock will be issued to Neil Koehler, the sole limited liability company member of Kinergy and an aggregate of 125,000 shares of Accessity common stock will be issued to the limited liability company members of ReEnergy. Based upon the number of shares of Accessity common stock issued and outstanding as of the Accessity record date (assuming no exercise of outstanding options, warrants or other rights to purchase Accessity common stock), the former holders of PEI common stock and the former limited liability company members of Kinergy and ReEnergy would hold in the aggregate, on a fully-diluted basis, and have voting power with respect to approximately 86% of the total issued and outstanding shares of Accessity common stock after consummation of the Share Exchange.

STOCK CERTIFICATES

      At the closing of the Share Exchange, the transfer agent will deliver to the holders of PEI common stock (subject to their delivery of stock certificates representing their ownership of shares of PEI common stock, accompanied by stock powers separate from such stock certificate duly executed by such holder) and the former limited liability company members of Kinergy and ReEnergy valid certificates representing shares of Accessity common stock. No fractional shares of Accessity common stock will be issued in connection with the Share Exchange, and no certificates for any fractional shares will be issued. See "--Share Exchange Consideration-No Fractional Shares."

      If any PEI stock certificate has been lost, stolen or destroyed, Accessity may require the owner of such lost, stolen or destroyed PEI stock certificate to provide an appropriate affidavit and to deliver a bond as indemnity against any claim that may be made against the transfer agent, Accessity or PEI with respect to such PEI stock certificate.

CORPORATE MATTERS

      In connection with the consummation of the Delaware Reincorporation immediately prior to the consummation of the Share Exchange, holders of Accessity common stock will not be required to exchange their stock certificates for new stock certificates of the surviving Delaware corporation. The stock certificates representing shares of Accessity common stock will continue to represent and evidence their ownership of the same number of shares of the surviving Delaware corporation. However, shareholders may exchange their certificates if they so choose.

      As a result of the Delaware Reincorporation, the articles of incorporation and bylaws of the Delaware Reincorporation Subsidiary as in effect immediately prior to the effective time will become the controlling charter documents of Accessity. The certificate of incorporation and bylaws of the surviving Delaware Reincorporation Subsidiary, Pacific Ethanol, Inc., are included as APPENDIX D AND E to this proxy statement, respectively. Immediately after the effective time of the Delaware Reincorporation, the directors of the surviving corporation will be Neil Koehler, Ryan Turner, Frank Greinke, John Pimentel, William Lyles and Kenneth J. Friedman and the executive officers of the surviving corporation will be Neil Koehler, Tom Koehler, Ryan Turner, Bart Carlson and Doug Dickson. See "Operation, Management and Business of Accessity After the Share Exchange."

CONDITIONS TO THE SHARE EXCHANGE

      ACCESSITY. Accessity will complete the Share Exchange only if a number of conditions are either satisfied by the Acquired Companies or waived by Accessity, some of which include:

      o the representations and warranties of each of the Acquired Companies and the owners thereof made in the Share Exchange Agreement and in all certificates and other documents delivered by such Acquired Company are true and accurate;

      o PEI has raised an additional $7 million in equity capital since October 1, 2004 and prior to closing;

      o each of the Acquired Companies performs and complies in all material respects with all agreements, obligations and conditions contained in the Share Exchange Agreement;

      o holders of at least 95% of PEI's common stock, all of the holders of options and warrants to acquire shares of PEI common stock and all of the limited liability company members of each of Kinergy and ReEnergy sign the Share Exchange Agreement;

      o the Accessity shareholders approve the Share Exchange pursuant to the Share Exchange Agreement and the consummation of the transactions contemplated thereby and, if the Share Exchange is approved by the shareholders, each of the other proposals to be voted on at the annual meeting is also approved;

      o Accessity receives all required consents, approvals, authorizations, filings, notices and recordations of third parties;

      o Accessity enters into a consulting and noncompetition agreement with each of Barry Siegel, the Chairman of the Board, President and Chief Executive Officer of Accessity, and with Philip Kart, the Chief Financial Officer of Accessity;

      o Accessity enters into noncompetition and nonsolicitation agreements with Ryan Turner, Neil Koehler, William Jones, Andrea Jones and Tom Koehler.

      o Accessity is not required to issue to the holders of PEI common stock and the respective limited liability company members of Kinergy and ReEnergy or any other person more than 21,700,000 shares of Accessity common stock on a fully-diluted basis;

      o Accessity has completed its financial and legal due diligence investigation of each of the Acquired Companies with results thereof satisfactory to Accessity in its sole discretion;

      o     Accessity receives a fairness opinion regarding the Subsidiary
            Transfer;

      o there is no material adverse change to the business, financial condition, operations or financial performance of any of the Acquired Companies;

      o this proxy statement is not subject to any proceedings commenced or threatened by the SEC; and

      o there are no restraining orders, injunctions and other orders preventing the consummation of the Share Exchange.

      PEI, KINERGY AND REENERGY. Each of the Acquired Companies will complete the Share Exchange only if a number of conditions are satisfied by Accessity or waived by each of the Acquired Companies, some of which include:

      o the representations and warranties of Accessity made in the Share Exchange Agreement and in all certificates and other documents delivered by Accessity are true and accurate;

      o Accessity performs and complies in all material respects with all agreements, obligations and conditions contained in the Share Exchange Agreement;

      o holders of at least 95% of PEI's common stock, all of the holders of options and warrants to acquire shares of PEI common stock and all of the limited liability company members of each of Kinergy and ReEnergy sign the Share Exchange Agreement;

      o the Accessity shareholders approve the Share Exchange pursuant to the Share Exchange Agreement and the consummation of the transactions contemplated thereby and, if the Share Exchange is approved by the shareholders, each of the other proposals to be voted on at the annual meeting (other than the election of a Class III director and the Corporate Name Change) is approved;

      o each Acquired Company receives all required consents, approvals, authorizations, filings, notices and recordations of third parties;

      o the Acquired Companies receive written resignations of all officers and directors of Accessity as of the consummation of the Share Exchange, other than the resignation of Kenneth J. Friedman;

      o the shares of Accessity common stock to be issued pursuant to the Share Exchange are validly issued, fully paid and nonassessable under applicable law and have been duly issued in a non-public offering in compliance with all applicable federal and state securities laws;

      o at the time of the closing, Accessity has at least the same cash balance as reported in its Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 filed with the SEC, subject to certain agreed upon adjustments;

      o Accessity has not more than 2,800,000 shares of capital stock issued and outstanding on a fully-diluted basis immediately preceding the closing of the Share Exchange and there are no shares of preferred stock outstanding;

      o the Subsidiary Transfer is completed and each of Barry Siegel and Philip Kart has waived the change in control provisions set forth in his respective employment agreement with Accessity;

      o     the Subsidiary Sale is completed;

      o     Accessity has adopted the 2004 Plan;

      o Accessity has established an escrow account into which Accessity will deposit the net proceeds from a recovery from the current arbitration proceedings with Presidion Solutions, Inc. to be used solely to fund the legal fees, expenses and disbursements incurred in connection with the Mercator Action;

      o Accessity has completed its financial and legal due diligence investigation of each of the Acquired Companies with results thereof satisfactory to Accessity in its sole discretion;

      o Accessity has received a fairness opinion regarding the Subsidiary Transfer;

      o there is no material adverse change to the business, financial condition, operations or financial performance of any of the Acquired Companies;

      o this proxy statement is not subject to any proceedings commenced or threatened by the SEC; and

      o there are no restraining orders, injunctions and other orders preventing the consummation of the Share Exchange.

REPRESENTATIONS AND WARRANTIES

      The Share Exchange Agreement contains certain representations and warranties, including, without limitation, representations and warranties by each of the Acquired Companies as to:

      o due organization, standing, and power to conduct business and subsidiaries;

      o the articles of incorporation and the bylaws of PEI and the articles of organization and operating agreement of each of Kinergy and ReEnergy;

      o     authority and binding nature of the Share Exchange Agreement;

      o     capitalization;

      o     financial statements;

      o     absence of certain changes;

      o     title to assets;

      o     receivables;

      o     equipment and leaseholds;

      o     intellectual property;

      o     contracts;

      o     liabilities;

      o     compliance with applicable laws and legal requirements;

      o     governmental authorizations;

      o     tax matters;

      o     employee and labor matters and benefit plans;

      o     environmental matters;

      o     insurance;

      o     legal proceedings and orders;

      o     suppliers and customers;

      o     the authority and binding nature of the Share Exchange Agreement;

      o     non-contravention and consents;

      o     disclosure; and

      o brokers, finders and investment bankers and their fees or commissions.

      The Share Exchange Agreement also contains representations and warranties by the holders of PEI common stock and the limited liability company members of Kinergy and ReEnergy as to:

      o due power and authority to enter into and perform the Share Exchange Agreement;

      o title to their shares of PEI common stock or limited liability company membership interests, as the case may be;

      o     non-contravention and consents; and

      o compliance with applicable securities laws (including their status as an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the rules and regulations of the Securities Act).

      The Share Exchange Agreement contains further representations and warranties by Accessity as to:

      o     due organization, standing and power to conduct business;

      o     absence of certain changes;

      o     filings with the SEC and financial statements;

      o     authority and binding nature of the Share Exchange Agreement;

      o valid issuance of the Accessity common stock to be issued pursuant to the Share Exchange;

      o     compliance with applicable laws and legal requirements;

      o     non-contravention and consents; and

      o     disclosure.

COVENANTS

      COVENANTS OF ACCESSITY. During the pre-closing period, Accessity shall:

      o provide each of PEI, Kinergy and ReEnergy and their respective representatives with reasonable access during normal business hours to Accessity's properties, books, records and personnel in order that they and their respective representatives may have the opportunity to make such reasonable investigations as they shall desire to make of the affairs of Accessity;

      o conduct its business and operations in the ordinary course of business consistent with past practices;

      o maintain its properties and assets in good condition and repair and not dispose of any assets;

      o     keep in full force all of its insurance policies;

      o not borrow any money, except for amounts that are not in the aggregate material to its financial condition;

      o use its commercially reasonable efforts to keep available the services of present employees;

      o     not declare, set aside or pay any dividend or distribution;

      o     maintain and preserve the goodwill of its suppliers and customers;

      o not lend any amount to anyone, other than advances for travel and expenses which are incurred in the ordinary course of business;

      o     not guarantee or act as a surety for any material obligation;

      o not waive or release any right or claim except in the ordinary course of business consistent with past practices;

      o not issue or sell any shares of its capital stock (except upon the exercise of outstanding options, warrants or other rights to acquire such capital stock or upon conversion of any outstanding securities) or any warrants or other rights to acquire its capital stock, or accelerate the vesting of any options;

      o not split, recapitalize or combine the outstanding shares of its capital stock;

      o not form, merge, consolidate or reorganize with, or acquire, any entity (other than in connection with the Delaware Reincorporation);

      o not amend its articles of incorporation or bylaws (except in connection with the Delaware Reincorporation);

      o prepare and cause to be filed with the SEC this proxy statement and call and hold the Accessity annual meeting to which this proxy statement relates;

      o comply with all regulatory approvals and provisions of any applicable governmental body to ensure that the issued shares of the Accessity common stock in connection with the Share Exchange will be exempted from registration or qualification under the securities laws of every jurisdiction of the United States in which any shareholder of PEI or any limited liability company member of Kinergy or ReEnergy has an address of record; and

      o distribute to the shareholders of PEI and the limited liability company members of Kinergy and ReEnergy a copy of the Share Exchange Agreement (together with the disclosure schedules thereto) for execution, together with a copy of this proxy statement.

      COVENANTS OF PEI, KINERGY AND REENERGY. The Share Exchange Agreement also requires that during the same period, each of PEI, Kinergy and ReEnergy shall:

      o provide Accessity and its representatives with reasonable access during normal business hours to its properties, books, records and personnel in order that Accessity and its representatives may have the opportunity to make such reasonable investigations as they shall desire to make of such company;

      o deliver disclosure schedules relating to its representations and warranties in the Share Exchange Agreement as soon as practicable and, in any event, a reasonable time prior to the closing of the Share Exchange;

      o conduct its business and operations in the ordinary course of business consistent with past practices;

      o maintain its properties and assets in good condition and repair and not dispose of any assets;

      o     keep in full force all of its insurance policies;

      o not borrow any money, except for amounts that are not in the aggregate material to its financial condition;

      o use its commercially reasonable efforts to keep available the services of present employees;

      o     not declare, set aside or pay any dividend or distribution;

      o     maintain and preserve the goodwill of its suppliers and customers;

      o not lend any amount to anyone, other than advances for travel and expenses which are incurred in the ordinary course of business;

      o     not guarantee or act as a surety for any material obligation;

      o not waive or release any right or claim except in the ordinary course of business consistent with past practices;

      o not split, recapitalize or combine the outstanding shares of its capital stock;

      o not form, merge, consolidate or reorganize with, or acquire, any entity; and

      o not amend its articles of incorporation, operating agreement or bylaws.

      During the pre-closing period, each of Accessity, PEI, Kinergy and ReEnergy shall promptly notify the others in writing, after receipt by it, of:

      o any notice of, or other communication relating to, any default or event which, with notice or the lapse of time or both, would be reasonably likely to become a default under any indenture, instrument or agreement material to it or its operations, condition (financial or otherwise), or to which it is a party or by which it or its assets or properties are bound; and

      o any notice or other communication from or to any third party alleging or stating that the consent of such third party is or may be required in connection with the transactions contemplated by the Share Exchange Agreement.

      NON-SOLICITATION. Pursuant to the Share Exchange Agreement, each of Accessity, PEI, Kinergy and ReEnergy has agreed that it will not, directly or indirectly, contact, initiate or enter into or conduct discussions or negotiations with any person with respect to the sale of all or any part of its assets or a merger or consolidation with any other person (other than in connection with the Delaware Reincorporation), except to the extent otherwise required in the exercise of the fiduciary duties of its board of directors or managers, as the case may be, to its shareholders or limited liability company members, as the case may be, if it shall have received a Superior Proposal from a third party or third parties.

      A "Superior Proposal" means a bona fide, unsolicited written proposal made by a third party which is (a)(i) for a sale, exchange, transfer or other disposition of more than 50% of its assets, taken as a whole, in a single transaction or a series of related transactions, or (ii) for the acquisition, directly or indirectly, by such third party of beneficial ownership of more than 50% of its stock or limited liability company membership interests, as the case may be, whether by merger, reorganization, consolidation, share exchange or purchase, business combination, recapitalization, liquidation, dissolution or similar transaction, and which is (b) otherwise on terms which the board or managers of the company, as the case may be, in good faith has concluded (after consultation with its financial advisors and legal counsel), taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal and the third party making the proposal (x) that the proposal would, if consummated, result in a transaction that is more favorable to its shareholders (in their capacity as shareholders) or members (in their capacity as members), as the case may be, from a financial point of view, than the transactions contemplated by the Share Exchange Agreement and (y) that the proposal is reasonably capable of being consummated.

      CONDITIONS RELATING TO STOCK OPTIONS AND WARRANTS. For a description of the treatment of stock options and warrants to purchase PEI common stock, see the caption above entitled " --Options and Warrants to Acquire PEI Common Stock." There are no outstanding options, warrants or other rights to acquire any limited liability company membership interests of Kinergy or ReEnergy.

      FORM S-8 FILINGS. Pursuant to the Share Exchange Agreement, Accessity has agreed to file a registration statement on Form S-8 in regard to the shares of Accessity common stock issuable to Barry Siegel and Philip Kart and to file a registration statement on Form S-8 in regard to the 2004 Plan.

NONCOMPETITION AND NONSOLICITATION AGREEMENTS

      Upon consummation of the Share Exchange, and as a condition precedent to the obligation of Accessity to consummate the Share Exchange, Accessity and each of Neil Koehler, Ryan Turner, William Jones, Andrea Jones and Tom Koehler will enter into mutually acceptable noncompetition and nonsolicitation agreements providing for, among other things, the agreement by each person not to compete with Accessity nor solicit the employment of any then current employees of Accessity for a stated period of time after the consummation of the Share Exchange.

TERMINATION

      The Share Exchange Agreement can be terminated at any time prior to the closing:

      o     by the mutual consent of Accessity and each of the Acquired
            Companies;

      o by either Accessity or any of the Acquired Companies, upon written notice, if there has been a material misrepresentation or any breach on the part of a party hereto in the representations, warranties or covenants contained in this Agreement which is not cured within ten business days;

      o by either Accessity or the Acquired Companies if the closing has not occurred on or before January 7, 2005;

      o by Accessity, if the shareholders of Accessity shall not have approved the Share Exchange Agreement and each of the other proposals;

      o by Accessity, if the Board of Directors of Accessity shall have received a Superior Proposal;

      o by either Accessity or any of the Acquired Companies, upon written notice, if Accessity or such Acquired Company, as the case may be, shall have determined in good faith not to proceed with the closing on the basis of the results of its financial and legal due diligence investigation of the other parties to this Agreement;

      o by either Accessity or any of the Acquired Companies, if all the conditions for closing shall not have been satisfied or waived on or before the Final Date other than as a result of a breach of this Agreement by the terminating party;

      o by either Accessity or any of the Acquired Companies, if a permanent injunction or other order by any federal or state court which would make illegal or otherwise restrain or prohibit the consummation of the Share Exchange or the other transactions contemplated hereby shall have been issued and shall have become final and nonappealable; or

      o by either Accessity or any of the Acquired Companies, if holders of 1% or more of the common stock of Accessity exercise their dissenters' rights in connection with the proposed Delaware Reincorporation.

EXPENSES AND TERMINATION FEES

      Pursuant to the Share Exchange Agreement, all fees and expenses incurred in connection with the Share Exchange Agreement and the transactions contemplated thereby shall be paid by the party incurring such expenses, whether or not the Share Exchange is consummated. However, if Accessity receives a Superior Proposal and terminates the Share Exchange Agreement, then Accessity is required to pay the reasonable fees and expenses of each of PEI, Kinergy and ReEnergy up to an aggregate maximum amount of $150,000 for all such companies.

                      HISTORIC AND PRO FORMA CAPITALIZATION

      The following table sets forth the capitalization of Accessity, PEI, Kinergy and ReEnergy as of June 30, 2004, and the pro forma capitalization of the Combined Company after giving effect to the Share Exchange, Subsidiary Transfer and Subsidiary Sale. This table should be read in conjunction with the "Unaudited Pro Forma Condensed Combined Financial Statements" included elsewhere in this proxy statement, and the Accessity, PEI, Kinergy and ReEnergy historical financial statements, including the notes thereto, set forth in APPENDIX F.


                                                                          AS OF JUNE 30, 2004
                                                ---------------------------------------------------------------------------
                                                                          HISTORICAL                             PRO FORMA
                                                -----------------------------------------------------------       COMBINED
                                                 ACCESSITY          PEI           KINERGY         REENERGY        COMPANY
                                                -----------     -----------     -----------     -----------     -----------
Current maturities of long term debt .......    $        --     $        --     $        --     $        --     $        --
Long-term debt, excluding current portion...             --       4,147,410              --              --       4,147,410
Total stockholders' equity .................      4,088,259       2,387,729       1,833,758          94,268      26,195,788
Total capitalization .......................      4,438,259       6,535,139       1,833,758          94,268      30,343,198

           COMPARATIVE PER SHARE MARKET PRICE DATA AND DIVIDEND POLICY

      Accessity common stock is quoted on The Nasdaq SmallCap Market under the symbol "ACTY." The table below sets forth for the quarters indicated, the reported high and low closing sales prices of Accessity common stock as reported on The Nasdaq SmallCap Market. Such prices are inter-dealer quotations without retail markups, markdowns or commissions, and may not represent actual transactions.

                                                             HIGH          LOW
                                                           --------     --------
      YEAR ENDED DECEMBER 31, 2002
            First Quarter ................................ $  10.00     $   6.25
            Second Quarter ...............................     7.35         3.80
            Third Quarter ................................     5.70         3.50
            Fourth Quarter ...............................     3.80         1.55

      YEAR ENDED DECEMBER 31, 2003
            First Quarter ................................ $   5.05     $   1.35
            Second Quarter ...............................     2.80         1.80
            Third Quarter ................................     2.90         1.75
            Fourth Quarter ...............................     3.90         2.35

      YEAR ENDING DECEMBER 31, 2004
            First Quarter ................................ $   2.61     $   1.70
            Second Quarter ...............................     6.09         1.62
            Third Quarter.................................     5.71         4.50
            Fourth Quarter (through October 29, 2004).....     5.54         4.74



      As of the record date, there were approximately 342 record holders of Accessity common stock. As of the record date, there were approximately 72 record holders of PEI common stock. As PEI is a privately held company, no public market exists for PEI common stock. Neither Accessity nor PEI has ever paid cash dividends on their respective common stock. The policies of Accessity and PEI are to retain earnings, if any, for use in their respective businesses. As of the record date, there was one limited liability company member of Kinergy. As of the record date, there were four limited liability company members of ReEnergy. As each of Kinergy and ReEnergy is a limited liability company, all net income (or net loss) has been allocated to the members of such companies each year.

      The following table sets forth the closing price per share of Accessity common stock as reported on The Nasdaq SmallCap Market and the equivalent per share price, as explained below, of PEI common stock on May 13, 2004 (the last day of trading before the day the Share Exchange was announced) and on October 29, 2004.

                                                 ACCESSITY        EQUIVALENT PEI
                                               COMMON STOCK          PER SHARE
                                              PER SHARE PRICE        PRICE(1)
                                              ---------------     --------------
May 13, 2004................................       $2.84              $2.84
October 29, 2004............................       $4.92              $4.92

____________________

(1) The equivalent PEI price represents the price of one share of Accessity common stock.

      The sole limited liability company member of Kinergy will have the right to receive 38,750 shares of Accessity common stock for each 1% of outstanding limited liability company interest he owns. Accordingly, the equivalent value for each 1% of outstanding limited liability company interests of Kinergy owned by the sole limited liability company member of Kinergy on May 13, 2004 (the last day of trading before the day the Share Exchange was announced) and on October 29, 2004, was $110,500 and $190,650, respectively.

      The limited liability company members of ReEnergy will have the right to receive 1,250 shares of Accessity common stock for each 1% of outstanding limited liability company interests they own. Accordingly, the equivalent value for each 1% of outstanding limited liability company interests owned by the limited liability company members of ReEnergy on May 13, 2004 (the last day of trading before the day the Share Exchange was announced) and on October 29, 2004, was $3,550 and $6,150, respectively.

      The actual prices of Accessity or Combined Company common stock prior to, at the time of or subsequent to the Share Exchange is consummated cannot be guaranteed or predicted. If the Share Exchange is consummated, Accessity will transfer both of Accessity's existing operating subdivision to Barry Siegel, the current Chairman of the Board, President and Chief Executive Officer of Accessity, and the businesses conducted to date by Accessity will no longer be conducted by Accessity or the Combined Company. Thus, historical prices of Accessity's common stock will have little or no bearing on the future prices of Accessity's or the Combined Company's common stock.

                          UNAUDITED PRO FORMA CONDENSED
                   COMBINED CONSOLIDATED FINANCIAL STATEMENTS

      The following unaudited pro forma condensed combined consolidated financial statements are based upon the consolidated financial statements of Accessity and PEI and the financial statements of Kinergy and ReEnergy, combined and adjusted to give effect to the Share Exchange, Subsidiary Transfer and Subsidiary Sale.

      The following unaudited pro forma combined condensed statements of operations for the six months ended June 30, 2004 and for the year ended December 31, 2003 give effect to the Share Exchange, Subsidiary Transfer and Subsidiary Sale as if each had occurred at the beginning of each period presented. The unaudited pro forma combined condensed statements of operations for the six months ended June 30, 2004 was prepared based upon the unaudited statements of operations of each of Accessity, PEI, Kinergy and ReEnergy for the six months ended June 30, 2004. The unaudited pro forma combined condensed statement of operations for the year ended December 31, 2003 was prepared based upon the audited statements of operations of each of Accessity, Kinergy and ReEnergy for the year ended December 31, 2003 and of PEI for the period from January 30, 2003 (inception) to December 31, 2003.

      The following unaudited pro forma combined condensed balance sheet at June 30, 2004 gives effect to the Share Exchange, Subsidiary Transfer and Subsidiary Sale as if each had occurred on such date, and was prepared based upon the unaudited balance sheet of each of Accessity, PEI, Kinergy and ReEnergy as of June 30, 2004.

      The unaudited pro forma combined condensed financial statements should be read in conjunction with each of the Accessity, PEI, Kinergy and ReEnergy audited financial statements and unaudited interim financial statements, including any notes to each of the above, which are set forth in this proxy statement at APPENDIX F.

      The unaudited pro forma combined condensed financial information is not necessarily indicative of the results of operations or financial position of the Combined Company that would have occurred had the Share Exchange, Subsidiary Transfer and Subsidiary Sale occurred at the beginning of each period presented or on the date indicated, nor are they necessarily indicative of future operating results or financial position.

      The unaudited pro forma adjustments are based upon information set forth in this proxy statement, and certain assumptions included in the notes to the unaudited pro forma combined condensed financial statements. Each of Accessity, PEI, Kinergy and ReEnergy believes the pro forma assumptions are reasonable under the circumstances.

      Since the Share Exchange Agreement specifies that the business operations of Accessity will be either sold, terminated or transferred to Barry Siegel, with the business operations and management of the Acquired Companies becoming the remaining businesses, and with PEI as the controlling entity in the Share Exchange, the pro forma adjustments eliminate all of the operating businesses of Accessity (i.e., Sentaur and DriverShield), as well as a substantial portion of its overhead expenses at the Coral Springs, Florida location, which will not be part of the continuing operations of PEI, Kinergy and ReEnergy. Further, the pro forma financial data reflects PEI as the accounting acquirer, with this transaction reflected as a reverse acquisition and, accordingly, goodwill is not recorded in conjunction with the shares issued by Accessity to PEI. However, goodwill has been recorded relating to the shares being issued to Kinergy and ReEnergy as those separate businesses are also being acquired at the closing of the Share Exchange by the accounting acquiror, PEI. Upon consummation of the Share Exchange, the financial statements issued will reflect the operating results of PEI, Kinergy and ReEnergy.

      In conjunction with eliminating the current operating expenses of Accessity, the officers and employee salaries and benefits, and much of the other operating expenses relating to the activities of Accessity's offices at 12514 West Atlantic Boulevard in Coral Springs, Florida, were considered material nonrecurring costs of the continuing entity, and are eliminated from the pro forma results based on specific contractual arrangements of the Share Exchange Agreement. The Share Exchange Agreement requires the termination/resignation of those individuals, and the shut down of activities in Coral Springs, Florida, or the transfer of most other costs to Sentaur. However, up to a maximum of $50,000 of the occupancy costs of the building in Coral Springs, Florida were retained in the pro forma combined statement of operations in accordance with a specific provision of the Share Exchange Agreement. This building has been offered for sale and these retained costs will not be recurring once the property is sold. Certain other costs of Accessity which are on-going in nature, and typical for the business of the public company, and not directly associated with the transaction, have also been retained in the pro forma statements of operations. These retained costs include such items as directors' and officers' insurance, Nasdaq fees, audit fees, all legal fees, record retention, 401(k) administrative expenses and EDGAR filing costs. It should be noted that Accessity incurred a very high level of legal fees in both calendar 2003 and the six months ended June 30, 2004 predominantly associated with due diligence on numerous other acquisition candidates, and defending a breach of an agreement with one of those candidates. This level of legal costs may not recur for PEI but were required to be retained in the pro forma expenses pursuant to the rules relating to their preparation.

      The pro forma presentation also includes an adjustment in both 2003 and 2004 for new management compensation arrangements of PEI officers, which are contingent on the closing of the Share Exchange. This level of management and its expense may not have been appropriate in those prior periods presented for a private, smaller size organization. Finally, the valuations of the acquisitions of Kinergy and ReEnergy will be based on appraisals which are now in process. The attached pro forma data assumes an estimate of the excess of the consideration paid over the net assets as an allocation to intangibles and goodwill. Accessity is currently awaiting a final valuation by an independent valuation firm to determine the actual allocation between goodwill and other intangible assets. Accordingly, the final allocation of the purchase price will differ based on the appraisals.

               UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
                                 BALANCE SHEETS
                                  June 30, 2004

                                                                                              PEI         Accessity
                                                                Pacific      Accessity     Pro Forma      Pro Forma      Pro Forma
                                    ReEnergy      Kinergy     Ethanol, Inc     Corp.      Adjustments    Adjustments     Combined
                                  -----------   -----------   ------------  -----------   -----------    -----------    -----------
          ASSETS                                                              (Note 1)      (Note 2)       (Note 3)
          ------
Current Assets:
Cash and cash equivalents         $     3,835   $   499,597   $   138,048   $   230,886   $(1,928,026)(b)$   (55,524)(a)$       --
                                                                                                           7,000,000 (b)  5,888,816
Accounts receivable                       --      1,485,016         8,663       128,535                     (128,535)(a)  1,493,679
Note receivable                                                                 181,358                                     181,358
Related party notes receivable            --            --         38,651           --            --                         38,651
Investments                                                                   3,543,955                                   3,543,955
Inventories, net                          --      1,069,680         1,734           --                                    1,071,414
Prepaid expenses                          --          5,880       952,943       125,230                       (3,640)(a)  1,080,413
Business acquisition costs                --         33,491       202,192           --        (33,491)(a)                       --
                                                                                             (202,192)(c)
Other receivables                         --            --        220,524           --            --             --         220,524
                                  -----------   -----------   -----------   -----------   -----------    -----------    -----------
Total current assets                    3,835     3,093,664     1,562,755     4,209,964      (739,115)     6,812,301     13,518,810
Property and Equipment, net of
  accumulated depreciation             90,433         2,124     6,145,714       324,333                     (324,333)(a)  6,238,271
Restricted Certificate of
  Deposit                                                                       300,000                                     300,000
Intangible Assets                                                                                          7,000,000(d)   8,265,000
Goodwill                                                                                                   1,265,000(e)
                                                                                                           4,000,000(d)
                                                                                              202,192(c)     420,000(f)   4,622,192
Debt Issuance Costs, net of
  accumulated amortization                --            --         78,333           --            --                         78,333
Security deposits and other
  assets                                  --            --                       23,924           --             --          23,924
                                  -----------   -----------   -----------   -----------   -----------    -----------    -----------
Total Assets                      $    94,268   $ 3,095,788   $ 7,786,802   $ 4,858,221   $(1,961,517)   $19,172,968    $33,046,530
                                  ===========   ===========   ===========   ===========   ===========    ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Current Liabilities:
Accounts payable                          --      1,228,539       849,365        41,085                      (11,816)(a)  2,107,173
Accrued expenses and other
  current liabilities                     --            --        402,298       373,419                     (179,558)(a)    596,159
Related party payable                     --         33,491           --                      (33,491)(a)                       --
Capital lease obligation                  --            --            --          5,458           --          (5,458)(a)        --
                                  -----------   -----------   -----------   -----------   -----------    -----------    -----------
Total current liabilities                 --      1,262,030     1,251,663       419,962       (33,491)      (196,832)     2,703,332

Related-Party Note Payable                --            --      4,147,410                                                 4,147,410
Redeemable Preferred Stock                                                      350,000                     (350,000)(c)        --
Stockholders' Equity:
Member's Equity                        94,268     1,833,758                                (1,928,026)(b)
Common stock                              --            --      3,143,196        36,291                      (36,291)(b)
                                                                                                             221,283(b)
                                                                                                              60,000(d)
                                                                                                               2,250(f)
                                                                                                               9,000(e)
                                                                                                           3,109,635(g)
                                                                                                               1,500(c)     327,594
Additional paid in capital                                      1,380,000     10,751,188                    (315,200)(a)
                                                                                                             348,500(c)
                                                                                                         (10,751,188)(b)
                                                                                                          10,940,000(d)
                                                                                                             417,750(f)
                                                                                                          10,866,976(b)
                                                                                                           3,109,635(g)
                                                                                                           1,256,000(e)  28,003,661
Due from stockholders                     --            --        (68,100)                                                  (68,100)
Accumulated other comprehensive
  loss                                                                          (10,399)                      10,399(b)         --
Accumulated deficit                       --            --     (2,067,367)   (4,959,379)          --       4,959,379(b)
                                  -----------   -----------   -----------   -----------   -----------
                                                                                                                         (2,067,367)
                                                                                                         -----------    -----------
                                       94,268     1,833,758     2,387,729     5,817,701    (1,928,026)    17,990,358     26,195,788
Less common shares held in
  treasury, at cost                        --           --            --     (1,729,442)          --       1,729,442            --
                                  -----------   -----------   -----------   -----------   -----------    -----------    -----------
Total stockholders' equity             94,268     1,833,758     2,387,729     4,088,259    (1,928,026)    19,719,800     26,195,788
Total Liabilities and
  Stockholders' Equity                 94,268     3,095,788     7,786,802     4,858,221    (1,961,517)    19,172,968     33,046,530
                                  ===========   ===========   ===========   ===========   ===========    ===========    ===========

             SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED
                      COMBINED CONSOLIDATED BALANCE SHEETS

                          NOTES TO UNAUDITED PRO FORMA
                 CONDENSED COMBINED CONSOLIDATED BALANCE SHEETS
                                AT JUNE 30, 2004

NOTE 1: Reflects the unaudited financial data reported in Accessity's Form 10-QSB for the six months ended June 30, 2004.

NOTE 2:        PEI PRO FORMA ADJUSTMENTS

      (a)      To eliminate related party receivable/payable.

      (b) To reflect distribution out to the owners of ReEnergy and Kinergy of the amount of the net worth of their respective businesses, through the issuance of cash, in accordance with the terms of the Share Exchange Agreement.

      (c)      To reclassify business acquisition costs to goodwill.

NOTE 3:        ACCESSITY PRO FORMA ADJUSTMENTS

      (a) To eliminate the accounts of Sentaur (which will be sold to Barry Siegel) and the accrued royalty amounts related to DriverShield, along with the assets related to the DriverShield business and other personal property, and those used for the Sentaur and other corporate businesses, which are being conveyed or sold to Barry Siegel, in part, in lieu of cash severance payments pursuant to his employment agreement.

      (b) To record the issuance of 12,252,200 shares of Accessity common stock to shareholders of PEI in connection with the reverse acquisition, based on PEI's outstanding shares at June 30, 2004, and record the estimated 2,500,000 shares to be issued upon the completion of PEI's $7 million private placement, now in process, which is a condition precedent to the consummation of the Share Exchange. These funds are to be used for general corporate purposes after the closing. This entry also eliminates the net worth of Accessity as part of the recapitalization transaction. The accounts which will be reflected are those of the accounting acquirer, which is PEI. No goodwill is recorded for the issuance of these shares, as PEI is acquiring monetary assets of Accessity at their stated value.

      (c) To record the redemption by an assignee of preferred shares and issuance of 100,000 common shares for $350,000. This transaction occurred after the June 30, 2004 date of the pro forma balance sheet and was a condition precedent to the Share Exchange Agreement, which condition has been both contractually completed and financially executed.

      (d) To record the acquisitions of ReEnergy and Kinergy through the issuance 125,000 shares and 3,875,000 shares respectively, at an amount that management believes reflects an approximation of the excess of the purchase price over the net assets acquired. The entry represents an estimate of the purchase price allocation to intangibles and goodwill. Accessity is currently awaiting a final valuation by an independent valuation firm to determine the actual allocation between goodwill and other intangible assets.

      (e) To record the value of 850,000 shares (comprising 600,000 new shares and 250,000 shares sold by existing PEI shareholders) granted at $2.80 per share for consulting and non-competition agreements, with former officers of Accessity. Of the total $2,380,000 amount, $1,115,000 is a cost of the former Accessity company and, accordingly, is not shown as a pro forma adjustment reflecting the equivalent cash payment which would have been made to two individuals pursuant to their employment contracts. The remaining amount of $1,265,000 will be amortized over the life of the consulting and non-compete contracts. The price per share used to

                          NOTES TO UNAUDITED PRO FORMA
                 CONDENSED COMBINED CONSOLIDATED BALANCE SHEETS
                            AT JUNE 30, 2004 (CONT'D)

               record the value represents the share price of Accessity common stock on the date immediately preceding the announcement of the Share Exchange Agreement. Management believes that this price, rather than the current market price, is more reflective of the fair value of Accessity's common shares to be issued as it is a close approximation of Accessity's cash and investment securities which are being transferred in connection this transaction.

      (f) To record the value of 150,000 shares granted as finders' fees, in connection with the Share Exchange Agreement, to a consultant based on $2.80 per share of Accessity common stock. The shares are to be issued contingent on the consummation of the Share Exchange. See 3(e) for discussion of the price per share. This $420,000 amount has been reflected as a capital cost of the transaction.

      (g) To reclassify amounts so that the common stock of the recapitalized company reflects the total shares outstanding at the par value per share of Accessity of $0.015.

  UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004

                                                                          PACIFIC       ACCESSITY       PRO FORMA       PRO FORMA
                                            REENERGY        KINERGY     ETHANOL, INC       CORP.       ADJUSTMENTS       COMBINED
                                          ------------   ------------   ------------   ------------   ------------     ------------
                                                                                         (NOTE 1)       (NOTE 2)
Net Sales                                 $         --   $ 37,826,785   $     16,003   $    425,488   $   (425,488)(a) $ 37,842,788
Cost of Goods Sold                                  --     36,260,785         10,789             --             --       36,271,574
                                          ------------   ------------   ------------   ------------   ------------     ------------
Gross Profit                                        --      1,566,000          5,214        425,488       (425,488)       1,571,214

Selling, General and Administrative
Expenses                                            --         88,954        429,399      1,282,465       (980,956)(a)
                                                                                                           416,667 (h)
                                                                                                           352,500 (e)    1,589,029
Non-cash consulting fees                            --             --        517,500             --        172,500 (f)
                                                    --             --             --             --        126,500 (g)      816,500
                                          ------------   ------------   ------------   ------------   ------------     ------------

Operating loss                                      --      1,477,046       (941,685)      (856,977)        87,211         (834,315)

Other Income (Expense):
Other income                                        --             --          2,381        276,150             -- (b)      278,531
Other expense                                                      --             --             --                              --
Interest expense                                    --         (2,131)      (266,984)            --             --         (269,115)
                                          ------------   ------------   ------------   ------------   ------------     ------------
        Total other income (expense)                --         (2,131)      (264,603)       276,150             --            9,416
                                          ------------   ------------   ------------   ------------   ------------     ------------

Loss Before Provision for Income Taxes              --      1,474,915     (1,206,288)      (580,827)        87,211         (824,899)

Provision for Income Taxes                         800            800          2,400        (11,525)            -- (i)       (7,525)
                                          ------------   ------------   ------------   ------------   ------------     ------------
Net Income (Loss)                         $       (800)  $  1,474,115   $ (1,208,688)  $   (569,302)  $     87,211     $   (817,374)
                                          ============   ============   ============   ============   ============     ============

Earnings (Loss) per Share
Basic                                                                                  $      (0.25)                   $      (0.04)
Diluted                                                                                $      (0.25)                   $      (0.04)
Weighted average number of common shares                                                  2,237,414     19,602,200 (c)   21,839,614
Weighted average number of diluted
  common shares                                                                           2,237,414     19,602,200 (d)   21,839,614

  SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
         STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004

                          NOTES TO UNAUDITED PRO FORMA
            CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004

1. Reflects the unaudited financial data as reported in Accessity's Form 10-QSB for the six months ended June 30, 2004.

2.    (a)   The pro forma adjustments eliminate the operating results of
            Accessity subsidiaries, Sentaur, and the royalties from the former auto insurance business, DriverShield. These businesses are being disposed of or transferred to Barry Siegel in lieu of certain cash payments which would otherwise be required pursuant to his employment contract. In addition, it removes salaries of all personnel and related costs in accordance with the Share Exchange
            Agreement, which requires the termination of Accessity employees.
            Occupancy costs for the premises in Florida are also removed, as they are being paid by Barry Siegel or Sentaur until the building is sold except for $50,000 of expenses to be retained by the Combined
            Company. The personal property and related depreciation has been eliminated as those are being transferred with Sentaur. Certain amounts for the administration of the 401(k) plan, file retention of historic data, and Nasdaq fees, audit expenses, all legal costs
            (excluding direct costs of this transaction), directors' and officers' insurance and others have also been retained.

      (b) No adjustment to interest income has been made since all marketable securities held by Accessity will be retained by the Combined Company.

      (c) Reflects 16,252,200 shares to be issued to shareholders and members, as the case may be, of Pacific Ethanol, Kinergy and ReEnergy pursuant to the Share Exchange Agreement, 600,000 total new shares to be issued to Mr. Siegel and Mr. Kart in lieu of their cash payout requirements of their employment agreement and for consulting and noncompete agreements, 100,000 shares which were issued upon conversion of preferred stock, 2,500,000 shares to be issued in PEI's private placement which is a condition precedent to the closing of the transaction, and 150,000 shares to be issued to a consultant to the transaction as a finder's fee.

      (d) Would reflect the items in 2(c) above, plus all options, warrants and convertible securities of all the entities that would be considered common share equivalents and be dilutive, aggregating 2,686,154. However, because the use of these would be anti-dilutive and result in a lower loss per share, the presentation uses the same shares as for basic loss per share.

      (e) To reflect compensation arrangements for the new management which are contingent upon the consummation of the Share Exchange Agreement.

      (f) To record options granted to a consultant for public and investor relations during 2004, directly associated with the Share Exchange Agreement, and amortize the non-cash charges for the full six months through June 30, 2004.

      (g) To record the non-cash amortization of consulting and non-compete agreements with former officers.

      (h) To record the amortization of certain acquired intangible assets relating to customer relationships over their estimated six year life.

      (i) No pro forma tax provision is established as the operating results of the Combined Company would be a taxable loss for 2003. In addition, Accessity has net operating loss carryforwards totaling $3.8 million, which currently have a valuation reserve for the entire amount since the company has determined that its utilization is uncertain. While it is believed that PEI and subsidiaries will be profitable in the future, Accessity cannot determine at this time the extent or timing. Accordingly, the complete valuation allowance has been retained for purpose of this presentation.

   UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                          PACIFIC       ACCESSITY       PRO FORMA       PRO FORMA
DRAFT SUBJECT TO CHANGE                     REENERGY        KINERGY     ETHANOL, INC       CORP.       ADJUSTMENTS       COMBINED
                                          ------------   ------------   ------------   ------------   ------------     ------------
                                                                                         (NOTE 1)       (NOTE 2)

Net Sales                                 $         --   $ 35,539,636   $  1,016,594        657,543   $   (657,543)(a) $ 36,556,230
Cost of Goods Sold                                  --     33,982,527        946,012             --             --       34,928,539
                                          ------------   ------------   ------------   ------------   ------------     ------------
Gross Profit                                        --      1,557,109         70,582        657,543       (657,543)       1,627,691

Selling, General and Administrative
Expenses                                            --        169,582        647,731      2,731,339     (2,144,504)(a)
                                                                                                           833,333 (j)
                                                    --             --             --             --        799,000 (f)    1,349,815
Non-cash Consulting Fees                            --             --             --             --      1,380,000 (h)
                                                    --             --             --             --        253,000 (g)    1,633,000
                                          ------------   ------------   ------------   ------------   ------------     ------------
Operating loss                                      --      1,387,527       (577,149)    (2,073,796)      (565,837)      (1,355,124)

Other Income (Expense):
Interest income                                     --            267             --        226,608             -- (b)      226,875
Miscellaneous income                                --             --          1,292                            --            1,292
Other expense                                                 (10,000)                                                      (10,000)
Interest expense                                    --             --       (281,222)        (4,504)         4,504 (c)     (281,222)
                                          ------------   ------------   ------------   ------------   ------------     ------------
            Total other income (expense)            --         (9,733)      (279,930)       222,104          4,504          (63,055)
                                          ------------   ------------   ------------   ------------   ------------     ------------
Loss From Continuing Operations,
before taxes                                        --      1,377,794       (857,079)    (1,851,692)      (561,333)      (1,418,179)

Provision for Income Taxes                         800            800          1,600             --             -- (i)        3,200
                                          ------------   ------------   ------------   ------------   ------------     ------------

Net Income (Loss)                         $       (800)  $  1,376,994   $   (858,679)  $ (1,851,692)  $   (561,333)    $ (1,421,379)
                                          ============   ============   ============   ============   ============     ============

Earnings (Loss) per Share from Continuing Operations
Basic                                                                                  $      (0.84)                   $      (0.07)
Diluted                                                                                $      (0.84)                   $      (0.07)
Weighted average number of common shares                                                  2,195,519     19,602,200 (d)   21,797,719
Weighted average number of diluted common shares                                          2,195,519     19,602,200 (e)   21,797,719

  SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
          STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003

                          NOTES TO UNAUDITED PRO FORMA
            CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

1. Reflects the audited financial results as reported in Accessity's Form 10-KSB for the year ended December 31, 2003 and the audited results of Kinergy and ReEnergy for the year ended December 31, 2003 and the audited results of PEI for the period from January 30, 20003 (inception) through December 31, 2003. Discontinued operating results in the historic presentation have been excluded from the pro forma combined income statement pursuant to Regulation S-X, Article II.

2.    (a)   The pro forma adjustments eliminate the operating results of
            Accessity subsidiaries and Sentaur, and the royalties from the former auto insurance business, DriverShield. DriverShield is being transferred to Barry Siegel in lieu of certain cash payments which would otherwise be required pursuant to his employment contract, and Sentaur is being sold to him. In addition, it removes salaries of all personnel and related costs in accordance with the Share
            Exchange Agreement, which requires the termination of Accessity employees. Occupancy costs for the premises in Florida are also removed, as they are being paid by Barry Siegel or Sentaur until the building is sold except for $50,000 of expenses to be retained by the Combined Company. The personal property and related depreciation has been eliminated, as those are being transferred with Sentaur.
            Certain amounts for the administration of the 401(k) plan, file retention of historic data, and Nasdaq fees, audit expenses, all legal costs (excluding direct costs of this transaction), directors' and officers' insurance and others have also been retained.

      (b) No adjustment to interest income has been made since all marketable securities held by Accessity will be retained by PEI.

      (c) Excludes interest on capitalized leases that will be retained through Sentaur.

      (d) Reflects 16,252,200 shares to be issued to shareholders and members, as the case may be, of PEI, Kinergy and ReEnergy pursuant to the Share Exchange Agreement, 600,000 total new shares to be issued to Mr. Siegel and Mr. Kart in lieu of the cash payout requirements of their employment agreements and for consulting and non-compete agreements, 100,000 shares which have been issued upon conversion of preferred stock, 2,500,000 shares to be issued in PEI's private placement which is a condition precedent to the closing of the transaction, and 150,000 shares to be issued to a consultant to the transaction as a finder's fee.

      (e) Would reflect the items in 2(d) above, plus all options, warrants and convertible securities of all the entities that would be considered common share equivalents aggregating 2,686,154 shares. However, because the use of these would be anti-dilutive and result in a lower loss per share, the presentation uses the same shares as for basic loss per share.

      (f) To reflect compensation and bonus arrangements for the new management which are contingent upon the consummation of the Share Exchange Agreement. These contracts may not have been granted or be appropriate for a private company of this size.

      (g) To record the non-cash amortization of consulting and noncompete agreements with former officers.

      (h) To record options granted to a consultant during 2004, directly associated with the Share Exchange Agreement, and amortize the non-cash charges over the one-year life of the contract.

                          NOTES TO UNAUDITED PRO FORMA
            CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE YEAR ENDED DECEMBER 31, 2003 (CONT'D)

      (i) Non-pro forma tax provision is established, as the operating results of the combined entities would be a taxable loss for 2003. In addition, Accessity has net operating loss carryforwards totaling approximately $3.8 million, which currently have a valuation reserve for the entire amount since Accessity has determined that its utilization is uncertain. While it is believed that PEI and subsidiaries will be profitable in the future, Accessity cannot determine at this time the extent or timing. Accordingly, the complete valuation allowance has been retained for purpose of this presentation.

      (j) To record the amortization of certain acquired intangible assets relating to customer lists, over their estimated six year life.

                 OPERATION, MANAGEMENT AND BUSINESS OF ACCESSITY
                            AFTER THE SHARE EXCHANGE

BUSINESS OF ACCESSITY

      From and after the consummation of the Share Exchange, each of PEI, Kinergy and ReEnergy will operate as wholly-owned subsidiaries of Accessity. Accessity will consolidate the operations of each of the Acquired Companies in order to take advantage of efficiencies presented by the combination of the companies and to provide cost-effective services. As a condition to the consummation of the Share Exchange, all of the officers, directors (other than Kenneth J. Friedman) and employees of Accessity are required to resign. Accessity expects that decisions as to the continuing employment of PEI, Kinergy and ReEnergy officers, managers and employees will be made on a case-by-case basis after the consummation of the Share Exchange based upon Accessity's evaluation of the combined operations of the constituent companies. See "Information Relating to PEI," "Information Relating to Kinergy" and "Information Relating to ReEnergy."

EXECUTIVE OFFICERS AND DIRECTORS

      Upon consummation of the Share Exchange, the following individuals will be the executive officers and directors of the Combined Company:

NAME                        AGE     POSITION
----                        ---     --------

Neil Koehler............    46      Chief Executive Officer, President, Chairman
                                      of the Board and Director
Ryan Turner ............    30      Chief Operating Officer and Director
Bart Carlson............    33      Chief Financial Officer
Doug Dickson............    51      President, PAP Products, LLC
Tom Koehler.............    43      Vice President, Public Policy and Markets
Frank P. Greinke .......    49      Director
John Pimentel...........    38      Director
William Lyles...........    45      Director
Kenneth J. Friedman.....    50      Director

      NEIL KOEHLER has been the Chief Executive Officer of PEI since January 2003 and the Chairman of the Board and a director since March 2004. For more information concerning Mr. Koehler, see "Information Relating to PEI--Management of PEI."

      RYAN TURNER has been the Chief Operating Officer and a director of PEI since January 2003. For more information concerning Mr. Turner, see "Information Relating to PEI--Management of PEI."

      BART CARLSON has been the Chief Financial Officer of PEI since April 2004. For more information concerning Mr. Carlson, see "Information Relating to PEI--Management of PEI."

      DOUG DICKSON has been the President of PAP, a subsidiary of PEI, since its inception in June 2003. For more information concerning Mr. Dickson, see "Information Relating to PEI--Management of PEI."

      TOM KOEHLER has been the Vice President, Public Policy and Markets of PEI since January 2003. For more information concerning Mr. Koehler, see "Information Relating to PEI--Management of PEI."

      FRANK P. GREINKE has been a director of PEI since October 2003. For more information concerning Mr. Greinke, see "Information Relating to PEI--Management of PEI."

      JOHN PIMENTEL has been a director of PEI since April 2004. For more information concerning Mr. Pimentel, see "Information Relating to PEI--Management of PEI."

      WILLIAM LYLES has been a director of PEI since October 2004. For more information concerning Mr. Lyles, see "Information Relating to PEI--Management of PEI."

      KENNETH J. FRIEDMAN has been a director of Accessity since October 1998. Mr. Friedman has for more than five years served as President of the Primary Group, Inc., an executive search consultant.

DESCRIPTION OF CAPITAL STOCK OF ACCESSITY

      The authorized capital stock of Accessity consists of 30,000,000 shares of common stock, $0.015 par value per share, and 1,000,000 shares of preferred stock, $0.01 par value per share, of which 1,000 shares have been designated as Series A Convertible Preferred Stock (the "Series A Preferred Stock") and 200,000 shares have been designated as Junior Participating Preferred Stock.

      ACCESSITY COMMON STOCK. As of October 29, 2004, there were 2,339,414 shares of Accessity common stock outstanding held of record by approximately 342 shareholders and no shares of preferred stock outstanding. Accessity common stock is listed on The Nasdaq SmallCap Market under the symbol "ACTY." Accessity common stock is subject to all of the rights, privileges, preferences and priorities of the Accessity preferred stock as set forth in the certificate or certificates of designation filed to establish the respective series of preferred stock. Each share of Accessity common stock has the same relative rights as and is identical in all respects to each other share of common stock.

      Each holder of shares of Accessity common stock entitled to attend all special and annual meetings of the stockholders of Accessity and, share for share and without regard to class, together with the holders of all other classes of stock entitled to attend such meeting and to vote (except any class or series of stock having special voting rights), to cast one vote for each outstanding share of common stock so held upon any matter or thing (including, without limitation, the election of one or more directors) properly considered and acted upon by the stockholders, except as otherwise provided in the certificate of incorporation or by applicable law.

      Whenever there shall have been paid or declared and set aside for payment, to the holder of shares of any class of stock having preference over the Accessity common stock as to the payment of dividends, the full amount of dividends and of sinking fund or retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then the holders of record of the common stock and any class or series of stock entitled to participate therewith as to dividends, shall be entitled to receive dividends, when, as, and if declared by the Accessity board of directors, out of any assets legally available for the payment of dividends thereon. In the event of any dissolution, liquidation or winding up, whether voluntary or involuntary, the holders of record of the Accessity common stock then outstanding, and all holders of any class or series of stock entitled to participate in the distribution of any assets of Accessity remaining after Accessity shall have paid, or set aside for payment, to the holders of any class of stock having preference over the common stock in the event of dissolution, liquidation or winding up, the full preferential amount (if any) to which they are entitled, and shall have paid or provided for payment of all debts and liabilities of Accessity.

      Holders of Accessity common stock have no preemptive rights and no right to convert their Accessity common stock into any other securities. There are no redemption or sinking fund provision applicable to Accessity common stock. All outstanding shares of Accessity common stock are, and all shares of Accessity common stock to be outstanding after the completion of the Share Exchange will be, validly issued, fully paid and nonassessable.

      ACCESSITY PREFERRED STOCK. Accessity has 1,000,000 shares of authorized preferred stock, 1,000 of which have been designated as Series A Preferred Stock, of which none are currently outstanding, and 200,000 of which have been designated as Junior Participating Preferred Stock, of which none are currently outstanding. The board of directors has the authority to issue up to 1,000,000 shares of preferred stock, including the Series A Preferred Stock already designated, in one or more series, and to fix the rights, preferences, privileges and restrictions granted to or imposed upon any unissued and undesignated shares of preferred stock and to fix the number of shares constituting any series and the designation of such series, without any further vote or action by the shareholders. The board of directors, without shareholder approval, can issue preferred stock with voting and conversion rights which could adversely affect the voting power or other rights of the holders of Accessity common stock. The issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of Accessity.

      SERIES A CONVERTIBLE PREFERRED STOCK. The initial value of each share of Series A Preferred Stock (the "Series A Initial Value") is $1,000, subject to adjustment for stock dividends, combinations, splits, recapitalizations and the like with respect to the Series A Preferred Stock. Each share of Series A Preferred Stock is entitled to receive dividends in an amount equal to dividends declared and paid, if any, with respect to that number of shares of Accessity common stock into which one share of Series A Preferred Stock is then convertible, which dividends are payable as and when paid to holders of Accessity common stock. Each holder of shares of Series A Preferred Stock is entitled to one vote for each share of Accessity common stock into which each share of Series A Preferred Stock could be converted, assuming a conversion price of $10.00, and with respect to that vote, each holder has full voting rights and powers equal to the voting rights and powers of the holders of Accessity common stock and is entitled to vote, together with holders of Accessity common stock and not as a separate class (except as required by law), with respect to any question upon which holders of common stock have the right to vote.

      Each share of Series A Preferred Stock is convertible at the option of the holder into a number of fully paid and nonassessable shares of Accessity common stock determined by dividing the Series A Initial Value by the conversion price for the Series A Preferred Stock (the "Conversion Price") in effect on the date the certificate is surrendered for conversion. The current Conversion Price is $10.00 and is subject to adjustment under certain circumstances.

      Upon occurrence of a liquidation, dissolution, or winding up of Accessity, whether voluntary or involuntary (any such event, a "Liquidating Event"), each holder of shares of Series A Preferred Stock will be entitled to receive out of the remaining assets of Accessity available for distribution to stockholders, before any distribution of assets is made to holders of Accessity common stock or any other stock of Accessity ranking junior to the Series A Preferred Stock as to dividends or liquidation rights, including without limitation the Junior Participating Preferred Stock, an amount per share of Series A Preferred Stock (this amount, the "Series A Liquidation Amount") equal to 125% of the Series A Initial Value plus an amount equal to all accumulated and unpaid dividends (whether or not declared by the board of directors) on each share up to the date fixed for distribution. After payment of the full Series A Liquidation Amount, holders of shares of Series A Preferred Stock will not be entitled to participate any further in any distribution of assets by Accessity. If upon occurrence of a Liquidating Event the assets of Accessity available for distribution to its stockholders are insufficient to pay the holders of the Series A Preferred Stock the full Series A Liquidation Amount, holders of Series A Preferred Stock will share ratably in any distribution of assets so that each such holder receives, per share, the same percentage of the Series A Liquidation Amount. A reorganization, consolidation or merger of Accessity or a sale or other disposition of all or substantially all the assets of Accessity will, at the election of holders of a majority of the then-outstanding shares of Series A Preferred Stock, constitute a Liquidating Event.

      Without the approval of the holders of a majority of the issued and outstanding shares of Series A Preferred Stock, Accessity may not: (i) amend, alter, or repeal any provision of Accessity's certificate of incorporation or bylaws if that amendment, alteration, or repeal would affect the rights, powers, or preferences of holders of Series A Preferred Stock in their capacity as such;
(ii) authorize or issue any
equity or debt security on a parity with or having preference or priority over the Series A Preferred Stock as to liquidation preferences, dividend rights, voting rights, or otherwise (including any additional shares of Series A Preferred Stock); (iii) declare and pay, or set aside funds for the payment of, any dividend with respect to, or redeem, repurchase, or otherwise acquire for value (or pay into or set aside for a sinking fund for that purpose), any shares of capital stock, except for repurchase shares of Accessity common stock from employees or consultants of Accessity at the original purchase price thereof pursuant to vesting agreements approved by the board of directors; (iv) authorize or issue any equity or debt security with a liquidation preference in excess of the amount paid for that security; or (v) incur, or cause any affiliate of Accessity to incur, any indebtedness for borrowed money, or assume or guarantee, or cause any affiliate of Accessity to assume or guarantee, the indebtedness of any other person, in excess of $5,000,000 in the aggregate.

      Accessity is required to send to each holder of shares of Series A Preferred Stock annual audited financial statements and quarterly unaudited financial statements, annual budgets, any notice of shareholder meetings required by New York law, and such other information as holders of a majority of outstanding shares of Series A Preferred Stock reasonably request. On a quarterly basis, Accessity shall send to each holder of shares of Series A Preferred Stock notice of any sale of shares of additional capital stock during the previous quarter, which notice must include the price paid for, and the terms of, that additional capital stock. In addition, each holder of one or more shares of Series A Preferred Stock is entitled to purchase that holder's pro rata portion of any new securities that Accessity from time to time issues, with certain exceptions (such as Accessity common stock issued pursuant to options granted under Accessity's stock option plans).

      RIGHTS ASSOCIATED WITH COMMON STOCK. On December 28, 1998, the Accessity board of directors authorized the issuance of one preferred share purchase right (a "Right") to each holder of record as of December 28, 1998 for each outstanding share of Accessity common stock held by such holder, and with respect to all shares of Accessity common stock that become outstanding after such date and prior to the earliest of the Distribution Date (as defined below), the redemption of the Rights or December 28, 2008. Each Right entitles the registered holder to purchase from Accessity one two-hundredth (1/200th) of a share of Junior Participating Preferred Stock at an exercise price of $137.50 per one two-hundredth (1/200th) of a share of Junior Participating Preferred Stock, subject to adjustment under certain circumstances. The administration of the Rights is governed by the terms of a Rights Agreement between Accessity and North American Transfer Co., as Rights Agent, dated as of December 28, 1998. Until the earlier to occur of (i) a public disclosure that a person or group has acquired or obtained the right to acquire (an "Acquiring Person") beneficial ownership of 20% or more (or 10% or more, in the case of certain "Adverse Persons" as defined in the Rights Agreement) of the outstanding Accessity common stock (the "Stock Acquisition Date") or (ii) the tenth business day after the date (the "Tender Offer Date") of the commencement or public disclosure of a tender offer in which any person or group could acquire beneficial ownership of 20% or more (or 10% or more, in the case of certain "Adverse Persons" as defined in the Rights Agreement) of the outstanding Accessity common stock (the earlier of such dates being called the "Distribution Date"), the Rights are evidenced by the shares of Accessity Common Stock and not by separate certificates. Following the Distribution Date, separate certificates evidencing the Rights will be mailed to the holders of record of the Accessity common stock as of the close of business on the Distribution Date. The Rights are first exercisable on the Stock Acquisition Date (unless sooner redeemed or exchanged). The Rights expire on December 28, 2008 unless earlier redeemed or exchanged. At any time prior to the public disclosure that a person or group has become an Acquiring Person, the Accessity board of directors may redeem the Rights in whole, but not in part, at a price of $.05 per Right, payable in cash, shares of Accessity common stock or any other form of consideration deemed appropriate by the Accessity board of directors.

      JUNIOR PARTICIPATING PREFERRED STOCK. The Junior Participating Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of Accessity, junior to all other series of preferred stock and to all other classes of preferred or special stock, and all series of any thereof, and senior to the Accessity common stock. The shares of Junior Participating Preferred Stock are not redeemable.

      Subject to the prior and superior rights of the holders of any shares of any series of preferred stock and of any shares of any other class of preferred or special stock, and any series of any thereof, ranking prior and superior to the shares of Junior Participating Preferred Stock with respect to dividends, the holders of shares of Junior Participating Preferred Stock, in preference to the holders of Accessity common stock and of any other junior stock, shall be entitled to receive, when, as and if declared by the Accessity Board of Directors out of funds legally available for that purpose, quarterly dividends payable in cash on the fifteenth day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $500.00 and (b) the sum of (i) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, and
(ii) the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Accessity common stock or a subdivision of the outstanding shares of Accessity common stock (by reclassification or otherwise), declared on the Accessity common stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Junior Participating Preferred Stock. The "Adjustment Number" shall be 200, as adjusted from time to time in the event Accessity shall at any time after December 28, 1998 (i) declare or pay any dividend on the Accessity common stock payable in shares of Accessity common stock, (ii) subdivide the outstanding Accessity common stock into a greater number of shares, or (iii) combine the outstanding Accessity common stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Accessity common stock outstanding immediately after such event and the denominator of which is the number of shares of Accessity common stock that were outstanding immediately prior to such event.

      Accessity shall declare a dividend or distribution on the Junior Participating Preferred Stock immediately after it declares a dividend or distribution on the Accessity common stock (other than a dividend payable in like shares of Accessity common stock); provided that, in the event no dividend or distribution shall have been declared on the Accessity common stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $500.00 per share on the Junior Participating Preferred Stock shall, when, as and if declared by the Accessity Board of Directors out of funds legally available for such purpose, nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

      Dividends shall begin to accrue and be cumulative on outstanding shares of Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Accessity board of directors may fix a record date for the determination of holders of shares of Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

      Each share of Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the shareholders of Accessity. Except as otherwise provided herein, in the certificate of incorporation or bylaws of Accessity, the holders of shares of Junior Participating Preferred Stock and the holders of shares of Accessity common stock shall vote together as one class on all matters submitted to a vote of shareholders of Accessity.

      Except as set forth herein, holders of Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Accessity common stock as set forth herein) for taking any corporate action. Whenever quarterly dividends or other dividends or distributions payable on the Junior Participating Preferred Stock are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Junior Participating Preferred Stock outstanding shall have been paid in full, Accessity shall not: (i) declare or pay dividends on, or make any other distributions on, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Participating Preferred Stock; (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Participating Preferred Stock, except dividends paid ratably on the Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Participating Preferred Stock, provided that Accessity may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of Accessity ranking junior (as to dividends and upon dissolution, liquidation or winding up) to the Junior Participating Preferred Stock; or (iv) purchase or otherwise acquire for consideration any shares of Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Accessity board of directors) to all holders of such shares upon such terms as the Accessity board of directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

      Upon any liquidation, dissolution or winding up of Accessity, no distribution shall be made (i) to the holders of Accessity common stock or shares of other stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Junior Participating Preferred Stock shall have received per share an amount equal to the Adjustment Number times $5.00, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or
(ii) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Participating Preferred Stock, except distributions made ratably on the Junior Participating Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

      In case Accessity shall enter into any consolidation, merger, combination or other transaction in which the shares of Accessity common stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Junior Participating Preferred Stock then outstanding shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Accessity common stock is changed or exchanged.

      WARRANTS. Accessity has warrants outstanding to purchase an aggregate of 25,000 shares of common stock. The exercise price for 5,000 of the shares subject to such outstanding warrants which expire in

September 2006 is $4.35 per share and the exercise price for the remaining 20,000 of the shares subject to such outstanding warrants which expire in January 2006 is $2.65 per share.

      OPTIONS. Accessity has options outstanding to purchase an aggregate of up to 389,667 shares of common stock. The exercise price for the shares subject to outstanding options ranges from $1.56 to $10.65 per share. Each of the outstanding options expires ten years after the date of grant, however, employee options expire ninety days after the termination of their employment, such termination would occur as a precedent of the Share Exchange Agreement.

LISTING OF ACCESSITY COMMON STOCK

      The Accessity common stock is currently listed for trading on The Nasdaq SmallCap Market under the symbol "ACTY." Accessity, PEI, Kinergy and ReEnergy intend and currently anticipate that the shares of Accessity (as Pacific Ethanol, Inc., a Delaware corporation, the surviving corporation pursuant to the Delaware Reincorporation), will continue to be listed for trading on The Nasdaq SmallCap Market after giving effect to the Share Exchange and upon consummation of the Delaware Reincorporation, subject to the receipt of approval from Nasdaq for the initial listing application to be made by Accessity (or Pacific Ethanol, Inc., a Delaware corporation) in connection with the Share Exchange and the Delaware Reincorporation. No assurance can be given that the Accessity common stock will continue to trade on The Nasdaq SmallCap Market. See "Risk Factors."

TRANSFER AGENT

      The Transfer Agent for the Accessity common stock is North American Transfer Co., 147 West Merrick Road, Freeport, New York 11520, and its telephone number is (516) 379-8501.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                      OF ACCESSITY AFTER THE SHARE EXCHANGE

      The following table sets forth the anticipated beneficial ownership of Accessity common stock as of October 29, 2004, as adjusted to reflect the consummation of the Share Exchange, Subsidiary Transfer and Subsidiary Sale by:

      o     each designated director of Accessity;

      o     each designated executive officer of Accessity;

      o each person who is projected to own beneficially more than 5% of the outstanding shares of Accessity common stock; and

      o     all designated officers and directors of Accessity as a group.

      The percentage of share ownership indicated below is based on 24,987,081 shares of Accessity common stock outstanding on October 29, 2004, as adjusted to reflect the consummation of the Share Exchange and Subsidiary Transfer (including the issuance of 400,000 shares of Accessity common stock to Barry Siegel and 200,000 shares of Accessity common stock to Philip Kart pursuant to consulting and noncompetition agreements to be executed by Accessity and Messrs. Siegel and Kart as a condition to the Share Exchange).

      The beneficial ownership numbers and percentages indicated below are calculated based on requirements of the SEC. All shares of Accessity common stock subject to options and/or warrants and convertible debt currently exercisable or convertible, as the case may be, either currently or within 60 days after October 29, 2004, as adjusted to reflect the consummation of the Share Exchange, Subsidiary Transfer, Subsidiary Sale and the transfer of an aggregate of 250,000 shares of PEI common stock by William Jones, Andrea Jones and Ryan Turner to Barry Siegel, are deemed to be outstanding for the purpose of computing the percentage of ownership of the person holding the options and/or warrants and convertible debt, but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person.

      Unless otherwise indicated below, each shareholder named in the following table will have sole voting and investment power with respect to all shares of Accessity common stock beneficially owned, subject to applicable community property laws. The address of each of the following shareholders, unless otherwise indicated below, is c/o Accessity at 5711 N. West Avenue, Fresno, California 93711.

                                                    SHARES BENEFICIALLY OWNED
                                                  ----------------------------
BENEFICIAL OWNER(1)                                 NUMBER           PERCENT
----------------                                  ----------        ----------

William "Bill" Jones...........................    4,150,000            21.08%
Frank P. Greinke(2)............................    1,500,000             7.62%
Andrea Jones...................................    1,210,000             6.15%
Ryan Turner....................................    1,155,833             5.87%
Cagan-McAfee Capital Partners, LLC(3)..........    1,064,167             5.39%
William Lyles (4)..............................    2,000,000             9.74%
John Liviakis(5)...............................      939,167             4.77%
Neil Koehler...................................    3,884,792            19.73%
Tom Koehler....................................       41,771                *
John Pimentel..................................           --               --
Kenneth J. Friedman(6).........................       73,399                *
Doug Dickson ..................................           --               --
Bart Carlson...................................           --               --
All directors and executive officers
   as a group (9 persons)(7)...................    8,655,795            43.87%



_________________________

 *   Less than 1%.
(1) Messrs. Turner, Neil Koehler, Tom Koehler, Carlson and Dickson will be executive officers of Accessity. Messrs. Greinke, Turner, Pimentel, Neil Koehler, Lyles and Friedman will be directors of Accessity.
(2) Represents shares of common stock held by SC Fuels, Inc. Mr. Greinke is the CEO and sole owner of SC Fuels, Inc. and has sole voting and sole investment power over the shares of common stock held by SC Fuels, Inc. The address of SC Fuels, Inc. is 1800 W. Katella, Suite 400, Orange, California 92863.
(3) The address of Cagan-McAfee Capital Partners, LLC is 10600 N. DeAnza Boulevard, Suite 250, Cupertino, California 95014. Mr. Pimentel, a director of PEI, is a Principal of Cagan-McAfee Capital Partners, LLC.
(4) Consists of 1,160,000 shares of common stock and 840,000 shares of common stock underlying a convertible note held by LDI. Mr. Lyles is the Vice President of Construction of LDI and has sole voting and sole investment power over the shares of common stock held by LDI. The address of LDI is 1210 W. Olive, Fresno, California 93728.
(5) Consists of 920,000 shares of common stock and 19,167 shares of common stock underlying warrants held by Liviakis Financial Communications, Inc. Mr. Liviakis is the President of Liviakis Financial Communications, Inc. and has sole voting power and sole investment power over the shares of common stock held by Liviakis Financial Communications, Inc. The address of Liviakis Financial Communications, Inc. is 655 Redwood Highway, Suite 395, Mill Valley, California 94941.
(6)  Includes 16,000 shares of common stock underlying options.
(7) Includes 840,000 shares of common stock underlying a convertible note held by LDI and 16,000 shares of common stock underlying options held by Mr. Friedman.

                            COMPARISON OF SECURITIES

DESCRIPTION OF SECURITIES OF ACCESSITY

      See "Operation, Management and Business of Accessity After the Share Exchange--Description of Securities of Accessity" above for a description of the capital stock of Accessity.

      Pursuant to the consummation of the Delaware Reincorporation immediately preceding the consummation of the Share Exchange, the Rights Agreement dated December 28, 1998 between Accessity and North American Transfer Co., as Rights Agent, will be terminated and, as provided in the certificate of incorporation and bylaws of Pacific Ethanol, Inc., the surviving corporation in the reincorporation merger, copies of which are included with this proxy statement as APPENDIX D AND E, respectively, no shares of preferred stock shall be designated as either Series A Preferred Stock or Junior Participating Preferred Stock.

DESCRIPTION OF SECURITIES OF PACIFIC ETHANOL, INC. (DELAWARE)

      Following consummation of the Delaware Reincorporation, the authorized capital stock of the surviving corporation in the reincorporation merger, Pacific Ethanol, Inc., a Delaware corporation ("Pacific Ethanol, Inc. (Delaware")), will consist of 100,000,000 shares of common stock, $0.001 par value per share, and 10,000,000 shares of preferred stock, $0.001 par value per share.

      PACIFIC ETHANOL, INC. (DELAWARE) COMMON STOCK. Pacific Ethanol, Inc. (Delaware) common stock is subject to all of the rights, privileges, preferences and priorities of the Pacific Ethanol, Inc. (Delaware) preferred stock as set forth in the certificate or certificates of designation filed to establish the respective series of preferred stock. Each share of common stock of Pacific Ethanol, Inc. (Delaware) shall have the same relative rights as and be identical in all respects to all the other shares of common stock. Each holder of shares of common stock of Pacific Ethanol, Inc. (Delaware) shall be entitled to attend all special and annual meetings of the stockholders of Pacific Ethanol, Inc. (Delaware) and, share for share and without regard to class, together with the holders of all other classes of stock entitled to attend such meeting and to vote (except any class or series of stock having special voting rights), to cast one vote for each outstanding share of common stock so held upon any matter or thing (including, without limitation, the election of one or more directors) properly considered and acted upon by the stockholders, except as otherwise provided in this certificate of incorporation or by applicable law. Holders of common stock of Pacific Ethanol, Inc. (Delaware) have no preemptive rights and no right to convert their common stock of Pacific Ethanol, Inc. (Delaware) into any other securities. There are no redemption or sinking fund provision applicable to the common stock of Pacific Ethanol, Inc. (Delaware).

      PACIFIC ETHANOL, INC. (DELAWARE) PREFERRED STOCK. Pacific Ethanol, Inc. (Delaware) will have 10,000,000 shares of authorized preferred stock, none of which will have been designated upon consummation of the Delaware Reincorporation immediately prior to the consummation of the Share Exchange. The board of directors of Pacific Ethanol, Inc. (Delaware) will have the authority to issue up to 10,000,000 shares of preferred stock, in one or more series and to fix the rights, preferences, privileges and restrictions granted to or imposed upon any unissued and undesignated shares of preferred stock and to fix the number of shares constituting any series and the designation of such series, without any further vote or action by the shareholders. The board of directors of Pacific Ethanol, Inc. (Delaware), without shareholder approval, can issue preferred stock with voting and conversion rights which could adversely affect the voting power or other rights of the holders of shares of common stock of Pacific Ethanol, Inc. (Delaware). The issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of Pacific Ethanol, Inc. (Delaware).

      PACIFIC ETHANOL, INC. (DELAWARE) WARRANTS. Immediately following consummation of the Delaware Reincorporation and the Share Exchange, Pacific Ethanol, Inc. (Delaware) will have warrants outstanding to purchase up to an aggregate of 119,387 shares of common stock. The exercise price for the shares subject to outstanding warrants range from $1.50 per share (with respect to warrants to acquire up to 44,387 shares of common stock) to $4.35 per share (with respect to warrants to acquire up to 5,000 shares of common stock) and expire at various times through May 2013.

      PACIFIC ETHANOL, INC. (DELAWARE) OPTIONS. Immediately following consummation of the Delaware Reincorporation and the Share Exchange, Pacific Ethanol, Inc. (Delaware) will have options outstanding to purchase up to an aggregate of 50,000 shares of common stock. The exercise price for the shares subject to outstanding options ranges from $0.01 to $4.65 per share. Each of the outstanding options expires ten years after the date of grant.

      PACIFIC ETHANOL, INC. (DELAWARE) CONVERTIBLE DEBT. After giving effect to the Delaware Reincorporation and pursuant to the consummation of the Share Exchange, holders of convertible debt of Pacific Ethanol, Inc, (Delaware) will have the right to convert up to $1,260,000 of debt that is owed by PEI as of October 29, 2004 to such holders into shares of common stock of Pacific Ethanol, Inc. (Delaware) at a conversion rate of $1.50 per share.

      TRANSFER AGENT AND REGISTRAR. The transfer agent and registrar for the common stock of Pacific Ethanol, Inc. (Delaware) is expected to be North American Transfer Co., 147 West Merrick Road, Freeport, New York 11520, and its telephone number is (516) 379-8501.

DESCRIPTION OF SECURITIES OF PEI

      The authorized capital stock of PEI consists of 30,000,000 shares of common stock, without par value, and 30,000,000 shares of preferred stock, without par value.

      PEI COMMON STOCK. As of October 29, 2004, there were 13,333,200 shares of PEI common stock outstanding and held of record by 72 shareholders. Holders of PEI common stock are entitled to one vote per share on all matters to be voted upon by the shareholders. The holders of PEI common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the board of directors out of funds legally available thereof. In the event of a liquidation, dissolution or winding up of PEI, holders of PEI common stock are entitled to share ratably in all assets remaining after payment of liabilities. Holders of PEI common stock have no preemptive rights and no right to convert their PEI common stock into any other securities. There are no redemption or sinking fund provisions applicable to PEI common stock. All outstanding shares of PEI common stock are, and all shares of PEI common stock to be outstanding after the completion of the Share Exchange will be, validly issued, fully-paid and nonassessable.

      PEI PREFERRED STOCK. PEI has 30,000,000 shares of authorized preferred stock, and no shares are outstanding. The board of directors has the authority to issue up to 30,000,000 shares of preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions granted to or imposed upon any unissued and undesignated shares of preferred stock and to fix the number of shares constituting any series and the designation of such series, without any further vote or action by the shareholders. The PEI board of directors, without shareholder approval, can issue preferred stock with voting and conversion rights which could adversely affect the voting power or other rights of the holders of Accessity common stock. The issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of PEI. Assuming that the Share Exchange is consummated, the PEI board of directors presently has no intention to issue any shares of preferred stock.

      WARRANTS. PEI has warrants outstanding to purchase an aggregate of 324,387 shares of common stock. The exercise price for the shares subject to outstanding warrants ranges from $0.0001 per share (with respect to warrants to purchase up to 230,000 shares of PEI common stock) to $2.00 per share (with respect to warrants to purchase up to 50,000 shares of PEI common stock). These warrants have expiration dates ranging from August 2012 to May 2013.

      OPTIONS. PEI has options outstanding to purchase an aggregate of 25,000 shares of common stock. The purchase price for the shares is $0.01 per share. The options will expire one year after the consummation of the Share Exchange.

      CONVERTIBLE DEBT. In June 2003, PEI obtained a loan in the principal amount of $5.1 million in order to acquire a 137-acre parcel of real property in Madera County, California, on which it intends to construct an ethanol production facility, pursuant to the terms and conditions of a Term Loan Agreement dated as of June 16, 2003, by and between LDI and PEI (the "Loan Agreement"). The Loan Agreement provides for an interest rate of 5% per annum through June 19, 2004 and, thereafter, a rate per annum equal to THE WALL STREET JOURNAL Prime Rate plus 2% from June 20, 2004 until June 20, 2008, which is based on a 365-day year and compounded monthly. The first payment, consisting of interest only, was due June 19, 2004, after which interest is due and payable monthly. Principal payments are due annually in three equal installments beginning June 20, 2006 and ending June 20, 2008. PEI is also required to prepay the outstanding principal of the loan if (i) the construction cost for the ethanol production facility is less than $42.6 million (in which case PEI is required to prepay an amount of principal equal to the difference between the actual construction cost and $42.6 million) or (ii) PEI obtains construction funding to construct a second ethanol production facility in California (in which case PEI is required to prepay all of the outstanding principal and all accrued and unpaid interest thereon). A late payment charge equal to 5% of the amount past due may be assessed and be immediately payable if any payment of principal or interest, or any portion thereof, is not paid in accordance with the terms of the Loan Agreement. Pursuant to the Loan Agreement, LDI has the right to convert up to $1,500,000 of the principal amount of the loan into shares of common stock of PEI (or, if such conversion occurs after consummation of the Share Exchange, into shares of Accessity common stock) at a fixed rate of $1.50 per share at any time up to and including March 31, 2005. As of October 29, 2004, the remaining outstanding principal amount of the loan was $4,860,000.

      The repayment of the loan is secured by a deed of trust granting to LDI a first lien security interest on the Madera County, California property and any debt financing obtained by PEI which is secured by a deed of trust on the Madera County, California property, is required to be subordinated to the repayment obligations of PEI to LDI and to the security interest of LDI. In addition, the repayment of the loan is guaranteed by William "Bill" Jones, a principal shareholder of PEI and the former Chairman of the Board of PEI, in an amount not to exceed $1.0 million pursuant to the terms of a continuing guaranty executed by Mr. Jones.

DESCRIPTION OF KINERGY LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS

      All of the limited liability company membership interests of Kinergy are owned by Neil Koehler, the current Chief Executive Officer of PEI. As the sole limited liability company member, the net loss or net profit of Kinergy for each fiscal year is allocated to Mr. Koehler, and Kinergy is treated for tax purposes in the same manner as a partnership. Subject to and in accordance with the terms of the operating agreement of Kinergy and applicable law regarding limited liability companies, Mr. Koehler has the sole authority to manage the business and affairs of Kinergy.

DESCRIPTION OF REENERGY LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS

      All of the limited liability company membership interests of ReEnergy are owned by Kinergy Resources, LLC, Kent Kaulfuss, Flin-Mac, Inc. and Tom Koehler. As limited liability company members, the net loss or net profit for each fiscal year is allocated to Kinergy Resources, LLC, Kent Kaulfuss, Flin-Mac, Inc. and Tom Koehler, and ReEnergy is treated for tax purposes in the same manner as a partnership. Subject to and in accordance with the terms of the operating agreement of ReEnergy and applicable law regarding limited liability companies, the managers of ReEnergy have the authority to manage the business and affairs of ReEnergy.

                       COMPARISON OF SHAREHOLDERS' RIGHTS

      Upon consummation of the Share Exchange, the holders of PEI common stock will become holders of Accessity common stock. As such, the holders of PEI common stock will no longer be shareholders of PEI, a California corporation, but will become shareholders of Accessity, a New York corporation, the rights and privileges of which are governed by New York law. However, if the Delaware reincorporation is approved by the shareholders of Accessity, then immediately prior to the consummation of the Share Exchange, Accessity will reincorporate in the State of Delaware pursuant to the consummation of the Delaware Reincorporation. Accordingly, the holders of Accessity common stock (including the former holders of PEI common stock) will become shareholders of Pacific Ethanol, Inc., a Delaware corporation, the rights and privileges of which are governed by Delaware law. Appraisal and dissenters' rights are not available to shareholders of PEI with respect to the Delaware Reincorporation. See "Proposal 6--Approval of Delaware Reincorporation-Delaware and New York Corporate Law" for a more complete description of the rights of shareholders of a New York corporation compared to the rights of shareholders of a Delaware corporation.

      Pursuant to the consummation of the Delaware Reincorporation, the Rights Agreement dated December 28, 1998 between Accessity and North American Transfer Co., as Rights Agent, will be terminated and, as provided in the certificate of incorporation and bylaws of Pacific Ethanol, Inc. (Delaware), the surviving corporation in the reincorporation merger, copies of which are included with this proxy statement as APPENDIX D AND E, respectively, no shares of preferred stock shall be designated as either Series A Preferred Stock or Junior Participating Preferred Stock.

      Upon consummation of the Share Exchange, the limited liability company members of Kinergy and ReEnergy will also become holders of Accessity common stock. As such, Neil Koehler will no longer be the sole limited liability company member of Kinergy and Kinergy Resources, LLC, Kent Kaulfuss, Flin-Mac, Inc. and Tom Koehler will no longer be limited liability company members of ReEnergy, but will become shareholders of Accessity, a New York corporation, the rights and privileges of which are governed by New York law. However, if the Delaware reincorporation is approved by the shareholders of Accessity, immediately prior to the consummation of the Share Exchange, Accessity will reincorporate in the State of Delaware pursuant to the consummation of the Delaware Reincorporation. Accordingly, the holders of Accessity common stock (including the former holders of the limited liability company membership interests of Kinergy and ReEnergy) will become shareholders of Pacific Ethanol, Inc., a Delaware corporation, the rights and privileges of which are governed by Delaware law. Appraisal and dissenters' rights are not available to the limited liability company members of Kinergy and ReEnergy with respect to the Delaware Reincorporation. See "Proposal 6--Approval of Delaware Reincorporation--Delaware and New York Corporate Law" for a more complete description of the rights of shareholders of a New York corporation compared to the rights of shareholders of a Delaware corporation.

      In addition, certain other rights and privileges of PEI shareholders and the limited liability company members of Kinergy and ReEnergy will change as a result of the Share Exchange. Upon completion of the Share Exchange, the percentage ownership of Accessity by each former PEI shareholder will be less than his, her or its current percentage ownership of PEI and the percentage ownership of Accessity by each former limited liability company member of Kinergy and ReEnergy will be substantially less than his, her or its current percentage ownership of Kinergy and ReEnergy, respectively. Accordingly, former PEI shareholders will have a somewhat smaller voting influence over the affairs of Accessity than they currently enjoy over the affairs of PEI and the former limited liability company members of Kinergy and ReEnergy will have a substantially smaller voting influence over the affairs of Accessity than they currently enjoy over the affairs of Kinergy and ReEnergy, respectively.

      As wholly-owned subsidiaries of Accessity, the business and affairs of PEI, Kinergy and ReEnergy will be subject to the management and direction of the directors of Accessity. Accordingly, the former management of each of PEI, Kinergy and ReEnergy will no longer have ultimate authority and control over the business and affairs of PEI, Kinergy and ReEnergy, respectively.

      THE BOARD OF DIRECTORS OF ACCESSITY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE SHARE EXCHANGE PROPOSAL PURSUANT TO THE SHARE EXCHANGE AGREEMENT AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED THEREBY.

                                   PROPOSAL 3
                         APPROVAL OF SUBSIDIARY TRANSFER

GENERAL

      A majority of the disinterested directors of Accessity has unanimously approved the Subsidiary Transfer, subject to the approval by the shareholders of Accessity of the Share Exchange, and recommends that the shareholders approve and adopt the Subsidiary Transfer proposal, if the Share Exchange is approved. In determining whether to approve the Subsidiary Transfer, Accessity obtained a fairness opinion from BearingPoint. See "--Fairness Opinion."

      The affirmative vote of the holders of a majority of the outstanding shares of Accessity common stock as of the record date will be required to approve the Subsidiary Transfer proposal. For purposes of this vote, abstentions and broker non-votes will be counted as votes "AGAINST" the Subsidiary Transfer proposal.

      As a condition to the consummation of the Share Exchange by Accessity, the parties have agreed that Accessity shall effect the Subsidiary Transfer. Elements of the Subsidiary Transfer include: (i) the transfer of DriverShield to Barry Siegel pursuant to a written agreement, the form and substance of which must be reasonably satisfactory to the Acquired Companies, (ii) the issuance of an aggregate of 600,000 shares of Accessity common stock to Barry Siegel and Philip Kart, (iii) the execution of mutually acceptable consulting and noncompetition agreements between Accessity and each of Messrs. Siegel and Kart and (iv) the agreement of each of Messrs. Siegel and Kart to relinquish cash payments that otherwise would be due to each of them under their respective employment agreements with Accessity as a result of the consummation of the Share Exchange. The landlord of the Coral Springs, Florida premises currently has the property listed for sale, and Accessity has agreed to terminate the lease upon sale of the building. As part of the disposition of DriverShield to Mr. Siegel, until the landlord of the present Accessity headquarters located in Coral Springs, Florida sells the building, Mr. Siegel or an entity owned or controlled by Mr. Siegel (which may include Sentaur) with the consent of the lessor under the existing lease agreement for such facilities, on terms and conditions reasonably satisfactory to the Acquired Companies, will contribute the sum of $3,500 toward the monthly rent obligation. However, once the Acquired Companies have made lease payments of $50,000 under the lease, Mr. Siegel will make all lease payments until the building is sold. In addition, the personal property at the facilities of Accessity located in Coral Springs, Florida will be transferred to Mr. Siegel or an entity owned or controlled by Mr. Siegel (which may include Sentaur), and Accessity will pay Barry Siegel or Sentaur $20,000 for moving expenses. Upon consummation of the Share Exchange, the principal executive and business offices of Accessity will be the principal executive and business offices of PEI located at 5711 N. West Avenue, Fresno, California 93711.

FAIRNESS OPINION

      The following description of BearingPoint's fairness opinion is qualified in its entirety by reference to the full text of the opinion as set forth in APPENDIX G. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative methods of financial analysis and the application of those methods to particular circumstances, and, therefore, such an opinion is not readily susceptible to a partial analysis or summary description. The summary of BearingPoint's analysis set forth below does not purport to be a complete description of the presentation by BearingPoint to the board of directors of Accessity. In arriving at its opinion, BearingPoint did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, BearingPoint believes that its analysis and the summary set forth below must be considered as a whole, and that considering any portion of such analysis and summary of the factors considered, without considering all such analyses and factors, could create a misleading or incomplete view of the processes underlying the analyses set forth in the

BearingPoint presentation to the board of directors of Accessity and to BearingPoint's opinion. In performing its analysis, BearingPoint made numerous assumptions with respect to industry performance, general business and other conditions and matters, many of which are beyond the control of Accessity or DriverShield. In performing its analyses, BearingPoint relied, without assuming responsibility for verification, upon certain data provided by the management of Accessity and discussions with the management of Accessity and ClaimsNet, the operator of DriverShield. The analyses performed by BearingPoint are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than suggested by such analyses. Additionally, analyses relating to the values of assets or businesses do not purport to be appraisals thereof or to reflect the prices at which businesses or assets actually may be sold.

      In rendering its opinion BearingPoint relied, without assuming responsibility for verification, upon the accuracy and completeness of all of the financial and other information reviewed by BearingPoint for purposes of its opinion. With respect to financial projections, estimates and analyses provided to BearingPoint by Accessity, BearingPoint assumed that such projections, estimates and analyses were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Accessity. BearingPoint conducted an independent evaluation and appraisal of DriverShield. Shareholders are urged to read the opinion in its entirety for assumptions made, matters considered and limits of the review by BearingPoint.

      In conducting its analysis and arriving at its opinion, BearingPoint held discussions with the management of each of Accessity and ClaimsNet concerning the business, financial statements, operations and prospects of DriverShield. In addition, BearingPoint: (i) reviewed the terms of the Subsidiary Transfer; (ii) reviewed budgets, historic financial statements and performance, projections, material contracts, internal analyses and all other relevant documentation provided by Accessity concerning its financial condition, historical performance and future prospects; (iii) reviewed publicly available information about Accessity; (iv) reviewed publicly available information about DriverShield; and
(v) reviewed the proposed acquisition terms and the Share Exchange Agreement, and used such valuation methods as it deemed appropriate.

      In connection with rendering its opinion, BearingPoint performed various financial analyses which included a discounted cash flow valuation. This methodology seeks to determine the value of a business today, based on the amount it may generate in cash over future periods. Typically, cash flows are projected over a defined period, often five years, and a remaining or residual amount is estimated for the values beyond the defined initial years of projections. These future amounts are then individually discounted to the present by a discount rate, and their amounts are summed to determine the total present value. The discount rate is determined based on the inherent risk associated with the stream of projected cash flows.

      BearingPoint is engaged in consulting business and regularly engages in the valuation of businesses in connection with mergers and acquisitions and other activities. Accessity selected BearingPoint to serve as its financial advisor based on BearingPoint's qualifications and expertise. The terms of BearingPoint's engagement to Accessity are set forth in an engagement letter dated July 26, 2004. BearingPoint's role as financial advisor was limited to rendering an opinion that the principal terms of the Subsidiary Transfer are fair, from a financial point of view, to Accessity and the shareholders of Accessity.

      As compensation for its services to Accessity, BearingPoint will receive a fee in the aggregate amount of $69,000, plus reimbursement of its reasonable out-of-pocket expenses, including reasonable fees and disbursements of counsel. Pursuant to the engagement letter, Accessity has agreed to indemnify BearingPoint, its affiliates and related partnerships and associations, partners, principals, employees, legal counsel, agents and controlling persons (within the meaning of the federal securities laws), to the full extent lawful, from and against any losses, claims, damages or liabilities related to or arising out of BearingPoint's engagement or its role in connection therewith (other than those that result primarily from such person's bad faith or gross negligence) and shall reimburse any such indemnified person for all expenses incurred in connection with investigating, defending or preparing to defend any such action or claim.

      A MAJORITY OF THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS OF ACCESSITY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE SUBSIDIARY TRANSFER PROPOSAL.

                                   PROPOSAL 4
                           APPROVAL OF SUBSIDIARY SALE

GENERAL

      A majority of the disinterested directors of Accessity has unanimously approved the Subsidiary Sale, subject to the approval by the shareholders of Accessity of the Share Exchange, and recommends that the shareholders approve and adopt the Subsidiary Sale proposal, if the Share Exchange is approved.

      The affirmative vote of the holders of a majority of the outstanding shares of Accessity common stock as of the record date will be required to approve the Subsidiary Sale proposal. For purposes of this vote, abstentions and broker non-votes will be counted as votes "AGAINST" the Subsidiary Sale proposal.

TERMS OF SUBSIDIARY SALE

      In late 2002, Accessity established a new business unit, Sentaur, to diversify from the automobile repair industry. Sentaur provides hospitals the opportunity to recoup discounts improperly taken by insurance companies and other institutional payors of medical treatments. This business unit contracts with hospitals and, upon analytic review of their internal records and contracts, isolates those payors who have improperly discounted the fees they have paid and seeks appropriate recovery. Sentaur's fee income from the hospitals is earned upon the successful collection of the receivable by the hospital. Sentaur currently has a number of hospitals under signed contracts. For the nine month period ending September 30, 2004, Sentaur recorded total revenues of approximately $480,000 and a net loss of approximately $46,000. These results only reflect Sentaur's direct costs and exclude any costs of overhead for rent, telephone, utilities, accounting and other administrative services, officer salary and insurance. Inclusion of these additional expenses would substantially increase the loss recorded for this period.

      In light of the foregoing, Accessity's Board of Directors has determined that the financial performance of Sentaur over a two-year period does not warrant continuing Sentaur's operations after the closing of the Share Exchange. Management of the Acquired Companies has concurred with Accessity and has advised Accessity that they intend to terminate operations of Sentaur immediately following consummation of the Share Exchange.

      Therefore, Barry Siegel has offered to purchase Sentaur from Accessity for the sum of $5,000 and will attempt to operate Sentaur for his own benefit. Mr. Siegel will purchase all of the capital stock of Sentaur thereby acquiring all of Sentaur's assets and liabilities. Mr. Siegel and Accessity have agreed to execute a Stock Purchase Agreement that is mutually agreeable to both parties.

      A MAJORITY OF THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS OF ACCESSITY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE SUBSIDIARY SALE PROPOSAL.

                                   PROPOSAL 5
                              APPROVAL OF 2004 PLAN

      Accessity's board of directors has unanimously approved the 2004 Plan, subject to the approval by the shareholders of the Share Exchange, and recommends that the shareholders approve and adopt the 2004 Plan proposal, if the Share Exchange is approved. The 2004 Plan is included as APPENDIX B to this proxy statement.

      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the annual meeting will be required to approve the 2004 Plan proposal. For purposes of this vote abstentions and broker non-votes will not be counted "FOR" or "AGAINST" this proposal.

PURPOSE

      The 2004 Plan was adopted to provide a means by which employees of Accessity (and any subsidiary of Accessity designated by the Accessity board of directors to participate in the 2004 Plan) may be given an opportunity to acquire shares of Accessity common stock.

ADMINISTRATION

      The board of directors of Accessity or a committee composed of two or more members of the board, is authorized to administer the 2004 Plan. If administration is delegated to a committee, such committee will have, in connection with the administration of the 2004 Plan, the powers possessed by the board. As used herein with respect to the 2004 Plan, the "board" refers to the committee as well as the board itself.

      Notwithstanding the foregoing, a subcommittee of the committee composed solely of two (2) or more "outside directors," as such term is defined under
Section 162(m) of the Code and the regulations thereunder, shall make all grants of awards to eligible persons who are "covered employees" as such term is defined in Section 162(m) of the Code. References to the board or the committee include the subcommittee.

      The board has the power to construe and interpret the 2004 Plan and, subject to the provisions of the 2004 Plan, to determine the persons to whom and the dates on which options will be granted, what type of option will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration, in addition to cash, that may be used to pay the purchase price upon exercise of the option, and other terms of the option.

SHARES SUBJECT TO THE 2004 PLAN

      Pursuant to the 2004 Plan, the common stock underlying the options that may be issued pursuant to awards under the 2004 Plan shall not exceed in the aggregate 2,500,000 shares of Accessity's common stock. If any option is surrendered (except surrender for shares of common stock) or for any other reason ceases to be exercisable, in whole or in part, without having been exercised in full, the stock not purchased under such option will revert to and again become available for issuance under the 2004 Plan.

ELIGIBILITY

      Incentive stock options may be granted only to employees (including officers and directors who are employees). Non-statutory stock options may be granted to employees, directors, officers, independent contractors, and consultants. All of Accessity's executive officers, employees, consultants and directors are eligible to receive grants under the 2004 Plan. Immediately after consummation of the Share

Exchange, Accessity and its subsidiaries will have approximately 11 executive officers, employees and directors.

      No person is eligible for the grant of an incentive stock option, if at the time of grant, such person owns stock possessing more than 10% of the total combined voting power of all classes of stock of Accessity (a "10% Shareholder") unless the exercise price of such option is at least 110% of the fair market value of such common stock subject to the option at the date of grant and the option is not exercisable after the expiration of five years from the date of grant. The aggregate fair market value, determined. at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time during any calendar year (under all such plans of Accessity and its affiliates) may not exceed $100,000 dollars. In addition, no person shall be eligible to be granted options covering more than 250,000 shares of Accessity's common stock in any calendar year.

TERMS OF OPTIONS

      TERM. No option is exercisable after the expiration of ten (10) years from the date it was granted.

      EXERCISE/PURCHASE PRICE. The exercise price of each option will not be less than 100% of the fair market value of the common stock on the date of grant.

      CONSIDERATION. The purchase price of stock acquired pursuant to an option is paid either in cash at the time the option is exercised or at the discretion of the committee, (i) by delivery of already owned common stock of Accessity or by withholding common stock otherwise deliverable upon exercise of the discretionary option, (ii) by delivery on a form prescribed by the committee of an irrevocable direction to a securities broker approved by the Committee to sell shares of stock and deliver all or a portion of the proceeds to Accessity in payment for the stock, (iii) by delivery of the optionee's promissory note with such provisions as the committee determines appropriate, or (iv) any combination of the foregoing (including cash). If the exercise price of an option is paid by withholding common stock otherwise deliverable upon exercise of the option, the committee may issue the optionee an additional option to purchase a number of shares of common stock equal to the number of shares withheld. This additional option shall have the same terms as the option that was exercised except that its exercise price shall be the fair market value of the common stock on the date of grant of the additional option.

      The committee may, in its sole discretion, authorize the surrender of all or part of an unexercised option (excluding non-discretionary options described below) and authorize a payment thereof of an amount equal to the difference between the aggregate fair market value of the common stock subject to such option and the aggregate option price of such common stock. Such payment may be made in cash, shares of common stock (using the fair market value on the date of surrender), or some combination thereof.

      TRANSFERABILITY. An incentive stock option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the incentive stock option is granted only by such person. A non-statutory stock option shall be transferable to the extent permitted by the option agreement covering the option.

      VESTING. The vesting schedule of each stock option granted under the 2004 Plan will be determined by the committee. If any option ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan.

EFFECT OF CERTAIN CORPORATE EVENTS

      If any change is made in the common stock subject to the 2004 Plan or subject to any option granted under the 2004 Plan through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend or other change in the capital structure of Accessity, appropriate adjustments shall be made by the committee in order to preserve but not increase the benefits to the individual, including adjustments to the number and kind of shares and the price per share subject to outstanding options.

      A stock option agreement may provide for accelerated vesting in the event of certain changes in control (all grants to non-employee directors shall so provide). If a stock option agreement contains a change in control provision, it will also provide that the stock option will remain exercisable for the remainder of its term except that it will terminate upon the effective date of a change in control in which Accessity is not the surviving entity, or in which all or substantially all assets of the company are disposed of, sold or transferred, or upon the complete liquidation or dissolution of Accessity.

AMENDMENT OF PLAN AND GRANTS

      The board at any time, and from time to time, may amend the 2004 Plan. However, no amendment will be effective without the consent of shareholders then sufficient to approve the 2004 Plan in the first instance where the amendment will increase the maximum number of shares subject to stock options issued under the 2004 Plan or change the designation or class of persons eligible to receive incentive stock options under the 2004 Plan.

      The board may amend the terms of any outstanding option. However, any amendment which would adversely affect the optionee's rights under an outstanding option shall not be made without optionee's written consent. Notwithstanding the foregoing, the board may, without written consent, cancel any outstanding option or accept any outstanding option in exchange for a new option.

TERMINATION OF PLAN

      The board may suspend or terminate the 2004 Plan at any time or from time to time. Unless sooner terminated by the board, the 2004 Plan will terminate on October 25, 2014.

FEDERAL INCOME TAX INFORMATION

      INCENTIVE STOCK OPTIONS. Options granted under the 2004 Plan which are designated as incentive stock options are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under
Section 422 of the Code.

      There generally are no federal income tax consequences to the optionee or Accessity by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

      If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on how long the optionee holds the stock. Capital gains are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16 of the Exchange Act.

      To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, Accessity will generally be entitled (subject to the requirement of reasonableness, the provision of 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

      NON-STATUTORY STOCK OPTIONS. Options granted under the 2004 Plan which are not designated as incentive stock options are "non-statutory stock options" which generally have the federal income tax consequences described below:

      There are no tax consequences to the optionee or Accessity by reason of the grant of a non-statutory stock option. Upon exercise of a non-statutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, Accessity is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, Accessity will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on how long the optionee holds the stock. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16 of the Exchange Act.

      POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards granted under the 2004 Plan, when combined with all other types of compensation received by a covered employee from Accessity, may cause this limitation to be exceeded in any particular year.

      Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the stock option plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period, the per-employee limitation is approved by the shareholders and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain and the option is approved by shareholders. Stock options granted under the 2004 Plan are intended to qualify for the exemption for performance-based compensation.

POSSIBLE ANTI-TAKEOVER EFFECTS

      Although not intended as an anti-takeover measure by Accessity's board of directors, one of the possible effects of the 2004 Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of directors and key employees. These persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of an attempt.

NEW PLAN BENEFITS

      As stated above, the committee has the authority to determine the amounts, terms and grant dates of options to be granted in the future to eligible employees or eligible directors or consultants under the 2004 Plan. To date, no such determinations have been made and, as a result, it is not possible to state such information.

EQUITY COMPENSATION PLAN INFORMATION

      Information regarding securities authorized for issuance under Accessity's existing equity compensation plans is included under the heading "Information Relating to Accessity- Equity Compensation Plan Information."

      THE BOARD OF DIRECTORS OF ACCESSITY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE 2004 PLAN PROPOSAL.

                                   PROPOSAL 6
                      APPROVAL OF DELAWARE REINCORPORATION

      The board of directors of Accessity has unanimously approved the Delaware Reincorporation, subject to the approval by the Accessity shareholders of the Share Exchange, and recommends that the Accessity shareholders approve and adopt the related articles of merger and the resulting reincorporation of Accessity in the State of Delaware, if the Share Exchange is approved. The Delaware Reincorporation proposal will be effected by merging Accessity with and into Pacific Ethanol, Inc., which will be a newly formed wholly-owned subsidiary of Accessity incorporated in the State of Delaware, pursuant to articles of merger to be entered into by and between Accessity and such wholly-owned subsidiary, and Pacific Ethanol, Inc. (Delaware) will be the corporation surviving the merger. The address of the principal executive offices of the surviving corporation will be the address of the principal executive offices of PEI located at 5711 N. West Ave., Fresno, California 93711. The form of Agreement and Plan of Merger are included as APPENDIX C to this proxy statement.

      The affirmative vote of the holders of a majority of the outstanding shares of Accessity common stock as of the record date will be required to approve the Delaware Reincorporation proposal. For purposes of this vote, abstentions and broker non-votes will be counted as votes "AGAINST" the Delaware Reincorporation proposal.

REASONS FOR THE DELAWARE REINCORPORATION

      Accessity's board of directors believes that the reincorporation in Delaware will provide added flexibility for both the management and business of Accessity. Delaware is recognized both domestically and internationally as a favorable legal and regulatory environment within which to operate a corporate business. This environment should enhance Accessity's operations and its ability to effect future acquisitions and other transactions. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. In addition, the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed in the construction of Delaware law, resulting in greater predictability with respect to corporate legal affairs. As such, various major companies have either incorporated or have subsequently reincorporated in Delaware.

      In addition, the reincorporation in Delaware will allow for what Accessity's board of directors believes to be a much needed increase in authorized shares of common stock of Accessity. As discussed below, in connection with the reincorporation merger every outstanding share of common stock of Accessity will be automatically converted into one share of common stock of Pacific Ethanol, Inc. (Delaware). The certificate of incorporation of Pacific Ethanol, Inc. (Delaware) authorizes the issuance of up to 100,000,000 shares of common stock. Accordingly, as a result of the reincorporation, the amount of authorized common stock increases from 30,000,000 shares to 100,000,000. An increase in the amount of authorized but unissued shares of common stock is critical to Accessity in light of the need to obtain additional equity financing in order to fund the construction of one or more ethanol plants and for other general working capital purposes.

THE REINCORPORATION MERGER

      The Delaware Reincorporation will be effected through the reincorporation merger. As a result of the reincorporation merger, Accessity will be merged with and into Pacific Ethanol, Inc. (Delaware), which will succeed to all of the rights, properties, assets and liabilities of Accessity. The terms and conditions of the reincorporation merger are set forth in the Agreement and Plan of Merger, and the summary of the terms and conditions of the reincorporation merger set forth below is qualified by reference to the full text of the Agreement and Plan of Merger included as APPENDIX C to this proxy statement.

      Following the reincorporation, the composition of the board of directors of Accessity will be as described above, and the rights of stockholders and Accessity's corporate affairs will be governed by the Delaware General Corporation Law (the "DGCL") and the certificate of incorporation and bylaws of Pacific Ethanol, Inc. (Delaware) rather than by the New York Business Corporation Law (the "NYBCL") and the articles of incorporation, as amended, and bylaws of Accessity. Set forth below, under the heading "Delaware and New York Corporate Laws," is a comparison of the material rights of shareholders and matters of corporate governance before and after the reincorporation in Delaware.

      The form of certificate of incorporation and form of bylaws of Pacific Ethanol, Inc. (Delaware) are included as APPENDIX D AND E to this proxy statement, respectively. The summary of the certificate of incorporation and bylaws of Pacific Ethanol, Inc. (Delaware) set forth below is qualified by reference to the full text of the certificate of incorporation and bylaws attached to this proxy statement. The articles of incorporation, as amended, and bylaws of Accessity are available for inspection by shareholders of Accessity at the principal offices of Accessity located at 12514 West Atlantic Boulevard, Coral Springs, Florida 33071.

      Upon the effectiveness of the reincorporation merger, and without any action on the part of Accessity or the holder of any securities of Accessity, except for shares held by a dissenting shareholder, every outstanding share of common stock of Accessity will be automatically converted into one share of common stock of Pacific Ethanol, Inc. (Delaware). Each outstanding certificate representing shares of common stock of Accessity will represent the same number of shares of common stock of Pacific Ethanol, Inc. (Delaware), and such certificates will be deemed for all corporate purposes to evidence ownership of shares of common stock of Pacific Ethanol, Inc. (Delaware).

      IT WILL NOT BE NECESSARY FOR ACCESSITY'S SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES UPON CONSUMMATION OF THE DELAWARE REINCORPORATION. However, shareholders may exchange their certificates if they so choose.

      The common stock of Accessity currently trades on The Nasdaq SmallCap Market under the symbol "ACTY." Upon consummation of the reincorporation merger, subject to the approval of the initial listing application of Pacific Ethanol, Inc. (Delaware) by The Nasdaq Stock Market, the common stock of Pacific Ethanol, Inc. (Delaware) will trade under the symbol " " on The Nasdaq SmallCap Market, without interruption, and delivery of existing stock certificates of Accessity will constitute "good delivery" of stock certificates representing shares of common stock in stock transactions effected after the reincorporation merger.

      Except for the filing of the articles of merger and a certificate of merger in New York and Delaware, respectively, and the approval of the listing application with The Nasdaq Stock Market, there are no state or federal regulatory requirements or approvals necessary to consummate the reincorporation merger.

      Consummation of the reincorporation merger is subject to the approval of Accessity's shareholders. The affirmative vote of the holders of a majority of the issued and outstanding shares of common stock of Accessity as of the record date will be required to approve the Delaware Reincorporation proposal. The reincorporation merger is expected to become effective immediately prior to consummation of the Share Exchange (subject to approval of the Accessity shareholders) if all other conditions to the reincorporation merger have been satisfied, including the receipt of all consents, orders and approvals necessary for consummation of the reincorporation merger. Prior to its effectiveness, however, the reincorporation merger may be abandoned by Accessity's board of directors if, for any reason, the Accessity board of directors determines that consummation of the reincorporation merger is no longer in the best interest of Accessity and its shareholders or if Accessity receives demands for exercise of dissenters' rights from holders of common stock of Accessity representing more than 1% of its issued and outstanding shares of common stock.

DISSENTERS' RIGHTS

      Accessity shareholders have rights under New York law to dissent from the Delaware Reincorporation and to demand appraisal of, and to receive payment in cash of, the fair value of their shares of common stock. The following is a brief summary of the statutory procedures to be followed by a holder of shares of Accessity common stock who does not wish to accept the per share consideration pursuant to the Delaware Reincorporation in order to dissent from the Delaware Reincorporation and perfect dissenters' rights under New York law.

      THIS SUMMARY IS NOT INTENDED TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SECTIONS 623 AND 910 OF THE NYBCL, THE TEXT OF WHICH IS SET FORTH IN APPENDIX G TO THIS PROXY STATEMENT. ANY SHAREHOLDER CONSIDERING DEMANDING APPRAISAL IS ADVISED TO CONSULT LEGAL COUNSEL. DISSENTERS' RIGHTS WILL NOT BE AVAILABLE UNLESS AND UNTIL THE DELAWARE REINCORPORATION IS CONSUMMATED.

      A holder of shares of common stock who desires to exercise his dissenters' rights must fully satisfy the following conditions. Dissenters' rights of appraisal will be lost and waived if the procedural requirements of Section 623 of the NYBCL are not fully and precisely satisfied. If dissenters' rights are lost and waived, the shareholder will be entitled to receive the consideration provided for in the Delaware Reincorporation agreement.

HOW TO EXERCISE DISSENTERS' RIGHTS

      Any holder of common stock who elects to exercise dissenters' rights with respect to the Delaware Reincorporation must file with Accessity, before the annual meeting, or at the annual meeting but before the vote, written objection to the Delaware Reincorporation. The objection must include a notice of his election to dissent, his name and residence address, the number of shares of common stock as to which he dissents and a demand for payment of the fair value of his shares of common stock if the Delaware Reincorporation is completed. Such objection is not required from any shareholder to whom Accessity did not give notice of the meeting in accordance with the NYBCL. A vote against the Delaware Reincorporation will not itself constitute an objection. Within 10 days after the shareholders' authorization date, which term as used in Section 623 of the NYBCL means the date on which the shareholders' vote authorizing the Delaware Reincorporation is taken, Accessity must give written notice of such authorization by registered mail to each shareholder who filed written objection or from whom written objection was not required. However, written notice of such authorization will not be sent to any shareholder who voted for the Delaware Reincorporation because he will be deemed to have elected not to enforce his right to receive payment for his shares. The failure to vote against the Delaware Reincorporation will not itself constitute a waiver of a shareholder's dissenters' rights.

      Within 20 days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent must file with the corporation a written notice of such election, stating his name and residence address, the number of shares of common stock as to which he dissents and a demand for payment of the fair value of such shares.

      A shareholder may not dissent as to less than all the shares of common stock as to which he has a right of dissent, held by him of record and that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all the shares of common stock of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary. Furthermore, if the shares of common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, the demand should be made in that capacity, and if the shares of common stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be made by or for all owners of record.

      All demands for appraisal should be delivered before the vote on the Delaware Reincorporation is taken at the annual meeting. All demands for appraisal and notices of election to dissent should be addressed to the:

                               Corporate Secretary
                                 Accessity Corp.
                            12514 West Atlantic Blvd
                          Coral Springs, Florida 33071

      At the time of filing a notice of election to dissent or within one month thereafter, a dissenting shareholder must submit all of his certificates representing shares of common stock to Accessity or its transfer agent for notation thereon of the election to dissent, after which such certificates will be returned to the shareholder. Failure to submit such certificates may result in the loss of dissenters' rights.

PROCEDURE FOR APPRAISAL PROCEEDING

      Within 15 days after the expiration of the period within which shareholders may file their notices of election to dissent, or within 15 days after the effective date of the Delaware Reincorporation, whichever is later, Accessity is required to make a written offer, by registered mail to each shareholder who has filed a notice of election to dissent, to pay for such holder's shares of common stock at a specified price which Accessity considers to be their fair value. Such offer will be accompanied by a statement setting forth the aggregate number of shares of common stock with respect to which such notices of election to dissent from the Delaware Reincorporation have been received and the aggregate number of holders of such shares of common stock.

      If the Delaware Reincorporation has been completed at the time such offer is made, such offer will also be accompanied by (i) advance payment to each dissenting shareholder who has submitted his certificates for notation thereon of the election to dissent of an amount equal to 80% of the amount of such offer or (ii) as to each dissenting shareholder who has not yet submitted his certificates for notation thereon, a statement that advance payment to such shareholder of an amount equal to 80% of the amount of such offer will be made promptly upon submission of his certificates. Acceptance of such advance payment by a dissenting shareholder will not constitute a waiver of his dissenter's rights.

      If within 30 days after the making of such written offer, the surviving corporation and any dissenting shareholder agree upon the price to be paid for such holder's shares of common stock, payment therefore will be made within 60 days after the making of such offer or the effective date of the Delaware Reincorporation, whichever is later, upon the surrender of the certificates representing such shares of common stock. If Accessity fails to make such an offer within the 15-day period described above, or if it makes an offer but Accessity and a dissenting shareholder do not agree within 30 days of its making of the offer upon the price to be paid for such shareholder's shares of common stock, Accessity must, within 20 days of such 15-or 30-day period, as the case may be, institute a special proceeding in the Supreme Court of New York to determine the rights of dissenting shareholders and fix the fair value of their shares of common stock.

      The fair value of the shares of common stock shall be the fair value as of the close of business on the day before the shareholders' authorization date. In fixing the fair value of the shares, the court will consider the nature of the Delaware Reincorporation and its effects on Accessity and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. If Accessity does not institute such a proceeding within the 20-day period, any dissenting shareholder may, within 30 days after such 20-day period, institute a proceeding for the same. If such proceeding is not instituted within such 30-day period, any dissenting shareholders who have not agreed with Accessity as to the price to be paid for their shares of common stock will lose their dissenters' rights, unless the court, for good cause shown, otherwise directs.

      Within 60 days after the completion of any such court proceeding, Accessity must pay to each dissenting shareholder the amount found to be due him, with interest thereon at such rate as the court finds to be equitable, from the effective date of the Delaware Reincorporation to the date of payment, upon surrender by such shareholder of the certificates representing such shares of common stock. If the court finds that the refusal of any dissenting shareholder to accept Accessity's offer was arbitrary, vexatious or otherwise not in good faith, no interest will be allowed to such shareholder.

      The parties to such court proceeding will bear their own costs and expenses, including the fees and expenses of their counsel and any experts employed by them, except that the court, in its discretion and under certain conditions, may apportion and assess all or any part of the costs, expenses and fees incurred by dissenting shareholders against the surviving corporation or may apportion and assess all or any part of the costs, expenses and fees incurred by the surviving corporation against any dissenting shareholders, including any dissenting shareholders who have withdrawn their notices of election to dissent from the Delaware Reincorporation, who the court finds were arbitrary, vexatious or otherwise not acting in good faith in refusing Accessity's offer of payment. Any shareholder who has filed a notice of election to dissent will not, after the effective date of the Delaware Reincorporation, have any of the rights of a shareholder with respect to his shares of common stock other than the right to be paid the fair value of such shares of common stock under the NYBCL.

      Any notice of election to dissent may be withdrawn by a dissenting shareholder at any time before the acceptance in writing of an offer by Accessity, but in no case later than 60 days after the effective date of the Delaware Reincorporation unless Accessity consents in writing. However, if Accessity fails to make a timely offer to pay such shareholder the fair value of his shares of common stock as provided above, the dissenting shareholder may withdraw his election to dissent at any time within 60 days after any date such an offer is made.

TERMINATION OF RIGHTS AGREEMENT AND ELIMINATION OF JUNIOR PARTICIPATING PREFERRED STOCK

      Pursuant to the consummation of the Delaware Reincorporation immediately prior to the consummation of the Share Exchange, the Rights Agreement dated December 28, 1998 between Accessity and North American Transfer Co., as Rights Agent, will be terminated and, as provided in the forms of certificate of incorporation and bylaws of Pacific Ethanol, Inc. (Delaware), the surviving corporation in the reincorporation merger, copies of which are included with this proxy statement as APPENDIX D AND E, respectively, no shares of preferred stock shall be designated as either Series A Preferred Stock or Junior Participating Preferred Stock.

ACCOUNTING TREATMENT OF THE DELAWARE REINCORPORATION

      The Delaware Reincorporation will have no accounting implications on the historical financial statements of Accessity.

ACCELERATION OF OUTSTANDING OPTIONS

      Accessity's 1995 Incentive Stock Plan provides that in the event of a merger in which Accessity is not the surviving corporation, any outstanding options granted under that plan which have not vested shall vest and become exercisable in full. Accordingly, upon the consummation of the Delaware Reincorporation, all unvested outstanding options under the 1995 Incentive Stock Plan (which aggregate 173,333 shares of Accessity common stock as of October 29, 2004) will have their vesting accelerated as of the date of the closing of the Delaware Reincorporation.

FEDERAL INCOME TAX CONSEQUENCES OF THE DELAWARE REINCORPORATION

      Subject to the limitations, qualifications and exceptions described herein, and assuming the reincorporation merger qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, the following tax consequences generally should result:

      o A holder of Accessity common stock should not recognize gain or loss upon receipt of Pacific Ethanol, Inc. (Delaware) common stock pursuant to the reincorporation.

      o The aggregate tax basis of the Pacific Ethanol, Inc. (Delaware) common stock received pursuant to the reincorporation should be equal to the aggregate tax basis of the Accessity common stock surrendered in exchange therefor.

      o The holding period of the Pacific Ethanol, Inc. (Delaware) common stock should include the period during which such shareholder held the corresponding share of Accessity common stock prior to the reincorporation, provided such shareholder held the corresponding share as a capital asset at the time of the reincorporation.

      In addition, Accessity should not, prior to or after the reincorporation, recognize gain or loss as a result of the reincorporation, and the tax attributes of Accessity will remain the same after the reincorporation.

      The foregoing summary of material federal income tax consequences is included for general information only and does not address all income tax consequences to all of Accessity's shareholders. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended, Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service, all of which are subject to change, possibly with retroactive effect. HOLDERS OF ACCESSITY COMMON STOCK ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS REGARDING THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED DELAWARE REINCORPORATION IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

NO CHANGE IN REPORTING STATUS

      The proposed reincorporation of Accessity as a Delaware corporation will have no effect upon Accessity's status as a reporting company for federal securities law purposes.

BOARD OF DIRECTORS RESERVATION OF RIGHTS

      The board of directors of Accessity reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Delaware Reincorporation merger if, for any reason, the board of directors of Accessity determines that consummation of the Delaware Reincorporation is no longer in the best interest of Accessity and its shareholders or if Accessity receives demands for the exercise of dissenters' rights from holders of shares of Accessity common stock representing more than 1% of Accessity's issued and outstanding shares of common stock. In addition, the board of directors of Accessity reserves the right to consummate the Delaware Reincorporation merger for up to twelve months following shareholder approval thereof at the annual meeting. However, at the present time, the board of directors intends to proceed with the reincorporation of Accessity with and into Pacific Ethanol, Inc. (Delaware), as presented herein without delay.

DELAWARE AND NEW YORK CORPORATE LAWS

      The following discussion includes a summary of the material differences between the rights of Accessity's shareholders before and after the Delaware Reincorporation. In most cases, the rights of shareholders before and after the Delaware Reincorporation are substantially similar, with changes having been made to the corporate charter documents to maintain this substantial similarity. In other cases, there are differences that might be considered material, and these differences may be understood from the following comparison.

      BOARD OF DIRECTORS

      ACCESSITY. Accessity's bylaws provide that the board of directors shall consist of at least three and no more than seven directors, with the exact number to be set by the board of directors. The current number is set at five. The board is divided into three classes of directors: Class I, Class II and Class III. The term of office of each class of directors is three years, with one class expiring each year at Accessity's annual meeting of shareholders. The classified board is intended to serve as an anti-takeover defense because it operates to slow a change in control of Accessity's board of directors by limiting the number of directors that are elected annually.

      Currently, the board of directors consists of three directors, with two vacancies. Each director is entitled to serve until his successor is elected and qualified. Directors may be removed for or without cause by an affirmative vote of a majority of the shares entitled to vote at a special or annual meeting of the shareholders.

      PACIFIC ETHANOL, INC. (DELAWARE). The certificate of incorporation of Pacific Ethanol, Inc. (Delaware) provides that the number of directors which shall constitute the board of directors of Pacific Ethanol, Inc. (Delaware) will be fixed from time to time by, or in the manner provided in, the bylaws of Pacific Ethanol, Inc. (Delaware) or in an amendment thereof duly adopted by the board of directors or the stockholders of Pacific Ethanol, Inc. (Delaware). Pacific Ethanol, Inc. (Delaware)'s bylaws provide that the board of directors shall consist of seven members. This number may be changed by a duly adopted amendment to the certificate of incorporation or by an amendment to the bylaws duly adopted by the vote or written consent of the holders of a majority of the stock issued and outstanding and entitled to vote or by resolution of a majority of the board of directors, except as may be otherwise specifically provided by statute or by the restated certificate of incorporation. No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires. Each director is entitled to serve until his successor is elected and qualified or until his earlier death, resignation or removal. Directors may be removed for or without cause by a majority of the stockholders entitled to vote at a special or annual meeting of the stockholders.

      If the shareholders approve and adopt the Delaware Reincorporation proposal, all members of the board of directors immediately prior to the Delaware Reincorporation merger shall continue as members of the board of directors of Pacific Ethanol, Inc. (Delaware). The term of such directors will expire upon the election and qualification of each such director's successor at the 2005 annual meeting of stockholders of Pacific Ethanol, Inc. (Delaware). Pacific Ethanol, Inc. (Delaware) will not have a classified board and, therefore, will not have the benefit or burden of any anti-takeover effect relating to a classified board.

AUTHORIZED SHARES

      ACCESSITY. Accessity's current certificate of incorporation authorizes 30,000,000 shares of common stock, $0.015 par value per share, and 1,000,000 shares of preferred stock, $0.01 par value per share, of which 1,000 shares have been designated as Series A Convertible Preferred Stock (the "Series A Preferred Stock") and 200,000 shares have been designated as Junior Participating Preferred Stock. As of October 29, 2004, there were 2,339,414 shares of common stock issued and outstanding, no shares of Series A Preferred Stock issued and outstanding, and no shares of Junior Participating Preferred Stock outstanding.

      PACIFIC ETHANOL, INC. (DELAWARE). The certificate of incorporation of Pacific Ethanol, Inc. (Delaware) authorizes 110,000,000 shares of capital stock consisting of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. As of _____________ , 2004, all 100 issued and outstanding shares of common stock of Pacific Ethanol, Inc. (Delaware) were held by Accessity. Upon consummation of the reincorporation merger, the 100 issued shares will be cancelled.

      LIMITATION OF DIRECTOR LIABILITY

      ACCESSITY. Article Ninth of Accessity's articles of incorporation, as amended, provides that no provision of the articles of incorporation is intended by the corporation to be construed as limiting, prohibiting, denying or abrogating any of the general or specific powers or rights conferred under the New York Business Corporation Law upon Accessity and upon its directors in particular, the power of the Corporation to furnish indemnification to directors in their capacities as are conferred by the NYBCL. Additionally, under Section 717 of the NYBCL, directors are required to discharge their duties, including his duties as a member of any committee of the board upon which they may serve, in good faith and with that degree of care which an ordinarily prudent person in a like position would use under similar circumstances.

      PACIFIC ETHANOL, INC. (DELAWARE). The certificate of incorporation of Pacific Ethanol, Inc. (Delaware) provides that directors of Pacific Ethanol, Inc. (Delaware) will not be liable personally to Pacific Ethanol, Inc. (Delaware) or the stockholders of Pacific Ethanol, Inc. (Delaware) for monetary damages for breach of fiduciary duty as a director except for liability: (a) for any breach of the director's duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL for unlawful payment of a dividend or approval of an unlawful stock redemption or repurchase, or (d) for any transaction from which the director derived any improper personal benefit. Additionally, if the DGCL is subsequently amended, then the liability of a director of Pacific Ethanol, Inc. (Delaware) shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. This provision, which is substantially similar to Section 719 of the NYBCL that is currently applicable to Accessity, protects directors of Pacific Ethanol, Inc. (Delaware) against personal liability for monetary damages from breaches of their duty of care. Under Delaware law, absent adoption of this provision in the certificate of incorporation of Pacific Ethanol, Inc. (Delaware), directors can be held liable for gross negligence in connection with decisions made on behalf of the corporation in the performance of their duty of care, but may not be liable for simple negligence.

      INDEMNIFICATION

      ACCESSITY. Sections 722 and 726 et seq., of the NYBCL provide that Accessity has the right to indemnify, to purchase indemnity insurance for, and to pay and advance expenses to directors, officers and other persons who are eligible for, or entitled to, such indemnification, payments or advances, by being made or threatened to be made a party to an action or a proceedings, whether criminal, civil, administrative or investigative by reason of the fact that he is or was a director, officer or employee of Accessity, or served any other enterprise as director or officer or employee at the request of Accessity.

      PACIFIC ETHANOL, INC. (DELAWARE). Under Section 145 of the DGCL, directors, officers, employees and other individuals may be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation, including a derivative action, a "Corporation Action") if they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and, regarding any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of Corporation Actions, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with the defense or settlement of such actions. The DGCL further requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. To the extent that a director or officer is otherwise eligible to be indemnified is successful on the merits of any claim or defense described above, indemnification for expenses (including attorneys' fees) actually and reasonably incurred is mandated by the DGCL.

      The provisions regarding indemnification in the bylaws of Pacific Ethanol, Inc. (Delaware) are substantially similar to those in the Accessity bylaws. The certificate of incorporation and bylaws of Pacific Ethanol, Inc. (Delaware) also provides that Pacific Ethanol, Inc. (Delaware) may indemnify, in addition to a person who is or was a director, officer, employee or agent of Pacific Ethanol, Inc. (Delaware), or is or was serving at the request of Pacific Ethanol, Inc. (Delaware) as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, a person who is or was a director, officer, employee or agent of any resulting corporation or any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger with Pacific Ethanol, Inc. (Delaware) which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued. The right to indemnification is not exclusive of any other right which any person may have or acquire under any statute, any provision of the certificate of incorporation or bylaws of Pacific Ethanol, Inc. (Delaware), or otherwise.

      ANTI-TAKEOVER STATUTES/PROVISIONS

      ACCESSITY. Section 912 of the NYBCL prohibits, in general, any business combination, such as a merger or consolidation, between a New York corporation and an "interested shareholder" (which is defined generally as any owner of 20% or more of the corporation's outstanding voting stock) for five years after the date on which such shareholder became an interested shareholder unless the business combination or the stock acquisition which caused the person to become an interested shareholder was approved in advance by the corporation's board of directors. This provision of the NYBCL is effective even if all parties should subsequently decide that they wish to engage in the business combination. Following the five-year moratorium period, the New York corporation may engage in certain business combinations with an interested shareholder only if, among other things, (a) the business combination is approved by the affirmative vote of the holders of a majority of the outstanding voting shares not beneficially owned by the interested shareholder proposing the business combination, or (b) the business combination meets certain criteria designed to ensure that the remaining shareholders receive fair consideration for their shares.

      Neither Accessity's articles of incorporation, as amended, nor bylaws specifically address the foregoing. Accessity has not opted out of any of the foregoing anti-takeover provisions.

      PACIFIC ETHANOL, INC. (DELAWARE). Section 203 of the DGCL is similar, but not identical, to Section 912 of the NYBCL. Section 203 of the DGCL, which applies to Pacific Ethanol, Inc. (Delaware), regulates transactions with major stockholders after they become major stockholders. Section 203 of the DGCL prohibits a Delaware corporation from engaging in mergers, dispositions of ten percent or more of its assets, certain issuances of stock and other transactions ("business combinations") with a person or group that owns 15% or more of the voting stock of the corporation (an "interested stockholder") for a period of three years after the interested stockholder crosses the 15% threshold. These restrictions on transactions involving an interested stockholder do not apply if
(a) before the interested stockholder owned 15% or more of the voting stock, the board of directors approved the business combination or the transaction that resulted in the person or group becoming an interested stockholder, (b) in the transaction that resulted in the person or group becoming an interested stockholder, the person or group acquired at least 85% of the voting stock other than stock owned by directors who are also officers and certain employee stock plans, or (c) after the person or group became an interested stockholder, the board of directors and at least two-thirds of the voting stock other than stock owned by the interested stockholder approves the business combination at a meeting.

      The restrictions contained in Section 203 of the DGCL do not apply to Pacific Ethanol, Inc. (Delaware) in connection with the reincorporation merger because, under Section 203(b)(4) of the DGCL, such restrictions generally do not apply where a corporation does not have a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on The Nasdaq Stock Market, or (iii) held of record by more than 2,000 stockholders.

      PREFERRED STOCK

      ACCESSITY. Accessity's articles of incorporation, as amended, authorize the board of directors to issue preferred stock. Section 502 of the NYBCL provides that if more than one class of shares is authorized by the articles of incorporation, the articles of incorporation must prescribe the number of shares in each class and a distinguishing designation for each class and before the issuance of shares of a class, the preferences, limitations, and relative rights of each class must be described in the articles of incorporation. All shares of a class must have preferences, limitations, and relative rights identical with those of other shares of the same class except to the extent otherwise permitted by the NYBCL.

      PACIFIC ETHANOL, INC. (DELAWARE). The certificate of incorporation of Pacific Ethanol, Inc. (Delaware) authorizes the board of directors of Pacific Ethanol, Inc. (Delaware) to issue up to 10,000,000 shares of preferred stock and to determine the preferences, limitations and relative rights of any class or series of Pacific Ethanol, Inc. (Delaware) preferred stock prior to issuance.

      CUMULATIVE VOTING

      Section 618 of the NYBCL and Section 214 of the DGCL provide that cumulative voting rights, in respect of the election of directors, will only exist if provided for in the corporation's articles/certificate of incorporation. Neither Accessity's articles of incorporation, as amended, nor the certificate of incorporation of Pacific Ethanol, Inc. (Delaware) provide for cumulative voting rights in the election of directors.

      ACTION WITHOUT A MEETING

      ACCESSITY. Under Section 615 of the NYBCL, any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting only by the unanimous written consent signed by all of the shareholders entitled to vote on such action.

      PACIFIC ETHANOL, INC. (DELAWARE). Section 228 of the DGCL permits any action required or permitted to be taken at a stockholders' meeting to be taken by written consent signed by the holders of the number of shares that would have been required to effect the action at an actual meeting of the stockholders at which all shares were present and voted. Section 228 of the DGCL will govern stockholders rights in Pacific Ethanol, Inc. (Delaware).

      ANNUAL MEETINGS

      ACCESSITY. Section 602 of the NYBCL requires that a corporation hold an annual meeting of its shareholders. Accessity's bylaws provide that an annual meeting of its shareholders shall be held five months following the close of the company's fiscal year to elect directors and transaction such other business as may be properly come before the meeting.

      PACIFIC ETHANOL, INC. (DELAWARE). Section 211(d) of the DGCL authorizes the board of directors or those persons authorized by the corporation's certificate of incorporation or bylaws to call an annual meeting of the corporation's stockholders. The bylaws of Pacific Ethanol, Inc. (Delaware) provide that an annual meeting may be called by the board of directors, the chairman of the board, the president, the secretary, any two officers of Pacific Ethanol, Inc. (Delaware), and by the secretary of Pacific Ethanol, Inc. (Delaware) at the request of not less than 10% of the total voting power of all outstanding securities of Pacific Ethanol, Inc. (Delaware) then entitled to vote or as otherwise may be required by law.

      VOTING, APPRAISAL RIGHTS AND CORPORATE REORGANIZATIONS

      ACCESSITY. The NYBCL generally requires a majority vote of shareholders to approve a plan of merger or share exchange unless the articles of incorporation or board requires a greater vote. Section 910 of the NYBCL does not provide for dissenters' rights for a merger or plan of share exchange by a corporation the shares of which are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

      PACIFIC ETHANOL, INC. (DELAWARE). The DGCL generally requires a majority vote of stockholders to approve a merger, sale of assets or similar reorganization transaction. Section 262 of the DGCL does not provide for dissenters' rights of appraisal for (a) the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) a merger by a corporation, the shares of which are either listed on a national securities exchange or held by more than 2,000 stockholders if such stockholders receive shares of the surviving corporation or of a listed or widely held corporation, or (c) certain mergers not requiring stockholder approval.

      AMENDMENT TO CERTIFICATE/ARTICLES OF INCORPORATION

      ACCESSITY. Except as otherwise provided in the NYBCL, an amendment to the articles of incorporation must be approved by (a) a majority of the votes cast when a quorum is present, unless shareholders have dissenters' rights on the amendment, and (b) a majority of the outstanding shares entitled to vote, if shareholders have dissenters' rights on the amendment.

      PACIFIC ETHANOL, INC. (DELAWARE). The DGCL provides that an amendment to the certificate of incorporation must be approved by a majority of the outstanding stock entitled to vote. The certificate of incorporation of Pacific Ethanol, Inc. (Delaware) reserves the right of Pacific Ethanol, Inc. (Delaware) to amend, alter, change or repeal any provision contained in its certificate of incorporation, in the manner now or hereafter prescribed by statute.

      AMENDMENT TO BYLAWS

      ACCESSITY. Article IX, Section 1 of Accessity's bylaws provides that the bylaws may be amended by an affirmative vote of two-thirds of all shares eligible to be cast on such amendment or, if the board of directors recommends such an amendment, then only a majority of all shares eligible to be cast on such amendment is required.

      PACIFIC ETHANOL, INC. (DELAWARE). Section 109 of the DGCL places the power to adopt, amend or repeal bylaws in the corporation's stockholders, but permits the corporation, in its certificate of incorporation, also to vest such power in the board of directors. Although the board of directors is vested with such authority pursuant to the certificate of incorporation of Pacific Ethanol, Inc. (Delaware), the stockholders' power to make, repeal, alter, amend and rescind bylaws will remain unrestricted.

      PREEMPTIVE RIGHTS

      ACCESSITY. NYBCL Section 622 provides that the shareholders of a corporation do not have a preemptive right to acquire a corporation's unissued shares except to the extent the articles of incorporation so provide. Accessity's articles of incorporation, as amended, do not provide Accessity's shareholders with preemptive rights.

      PACIFIC ETHANOL, INC. (DELAWARE). Under Section 102 of the DGCL, no statutory preemptive rights will exist, unless a corporation's certificate of incorporation specifies otherwise. The certificate of incorporation of Pacific Ethanol, Inc. (Delaware) does not provide for any such preemptive rights.

      DIVIDEND RIGHTS

      ACCESSITY. The NYBCL does not permit dividend distributions if, after giving effect to the proposed dividend, (a) the corporation would be unable to pay its debts as they become due in the usual course of business, or (b) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights (if any) of shareholders whose preferential rights are superior to those of shareholders receiving the distribution.

      PACIFIC ETHANOL, INC. (DELAWARE). Delaware corporations may pay dividends out of the excess of the net assets of the corporation (the "Surplus") less the consideration received by the corporation for any shares of its capital stock (the "Capital") or, if there is no Surplus, out of net profits for the fiscal year in which declared and/or the preceding fiscal year. Section 170 of the DGCL also provides that dividends may not be paid out of net profits if, after the payment of the dividend, Capital is less than the Capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

      THE BOARD OF DIRECTORS OF ACCESSITY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE DELAWARE REINCORPORATION PROPOSAL.

                                   PROPOSAL 7
                        APPROVAL OF CORPORATE NAME CHANGE

      The board of directors of Accessity has unanimously approved the amendment of the articles of incorporation of Accessity to change the name of Accessity to "Pacific Ethanol, Inc." under the circumstances described below. The Accessity board of directors selected this new name because it believes this new name would be appropriately descriptive of the business to be conducted by the Combined Company if the Share Exchange is consummated.

      The corporate name change would be effective upon filing with the Secretary of State of New York an appropriate amendment to the articles of incorporation of Accessity immediately prior to the consummation of the Share Exchange, but only if Accessity shareholders approve both the Share Exchange proposal and the corporate name change proposal, and if the Delaware Reincorporation does not occur. Circumstances under which the Delaware Reincorporation would not occur include a failure by Accessity shareholders to approve the Delaware Reincorporation proposal and also include a decision by the Accessity board of directors not to proceed with the Delaware Reincorporation. Accessity's board of directors may elect not to proceed with the Delaware Reincorporation if the board of directors determines that consummation of the Delaware Reincorporation is no longer in the best interest of Accessity and its shareholders or if Accessity receives demands for exercise of dissenters' rights that exceed 1% of the outstanding shares of Accessity common stock.

      The affirmative vote of the holders of a majority of the outstanding shares of Accessity common stock as of the record date will be required to approve the corporate name change proposal. For purposes of this vote, abstentions and broker non-votes will be counted as votes "AGAINST" the corporate name change proposal.

      THE BOARD OF DIRECTORS OF ACCESSITY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE CORPORATE NAME CHANGE PROPOSAL.

                              SHAREHOLDER PROPOSALS

      Pursuant to Rule 14a-8 of the Exchange Act, proposals by shareholders which are intended for inclusion in Accessity's proxy statement and proxy and to be presented at Accessity's 2005 annual shareholders meeting must be received by Accessity no later than 120 calendar days in advance of the one-year anniversary of the date of this proxy statement in order to be considered for inclusion in Accessity's proxy materials relating to Accessity's 2005 annual shareholders meeting. Such proposals should be addressed to Accessity's secretary and may be included in next year's annual shareholders' meeting proxy materials if they comply with rules and regulations of the SEC governing shareholder proposals. For all other proposals by shareholders to be timely, a shareholder's notice must be delivered to, or mailed and received at, Accessity's principal executive offices not later than _______ ___, 2005. If a shareholder fails to notify Accessity of any such proposal prior to that date, Accessity's management will be allowed to use its discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting, without any discussion of the matter in Accessity's proxy statement.

                         SOLICITATION AND OTHER MATTERS

      The cost of soliciting proxies will be paid by Accessity. In addition to solicitations by mail, some directors, officers and regular employees of Accessity, without extra remuneration, may conduct solicitations by telephone, facsimile and personal interview. Accessity will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock. Accessity has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but Accessity reserves the right to do so if Accessity believes it is necessary to secure a quorum. As of the date of this proxy statement, the board of directors of Accessity has no knowledge of any matters to be presented for consideration at the annual meeting other than those referred to above. However, persons named in the accompanying form of proxy will have the authority to vote such proxy as to any other matters which do properly come before the meeting and as to matters incidental to the conduct of the meeting, according to their discretion.

                                 ACCESSITY CORP.

                          PROXY/VOTING INSTRUCTION CARD

                          12514 WEST ATLANTIC BOULEVARD
                          CORAL SPRINGS, FLORIDA 33071
________________________________________________________________________________

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR THE 2004 ANNUAL MEETING ON DECEMBER 28, 2004

      The undersigned hereby appoints Barry Siegel and Philip Kart, and each or any of them as the attorney, agent and proxy holder of the undersigned, with full power of substitution, to vote all shares of Accessity Corp. common stock entitled to be voted by the undersigned for Proposals 1, 2, 3, 4, 5, 6 and 7 referred to on the reverse side of this Proxy Card and described in the proxy statement, and on any other business as properly may come before the annual meeting of shareholders of Accessity Corp. on December 28, 2004, or any adjournment or postponement thereof.

      This proxy will be voted as directed. If no direction is given, this proxy will be voted FOR the Proposals indicated.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE
                   AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

                                SEE REVERSE SIDE

                               ------------------

________________________________________________________________________________
                           /\ FOLD AND DETACH HERE /\

                             YOUR VOTE IS IMPORTANT

                     Please sign, date and return your proxy
                            in the enclosed envelope.

            PLEASE MARK YOUR
[X]         VOTES AS IN
            THIS EXAMPLE.

      This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR all Proposals. The board of directors recommends a vote FOR each of the following Proposals.

1. To elect Bruce S. Udell as a Class III director to serve a three-year term.

      [ ] FOR the nominee listed above.     [ ] WITHHOLD AUTHORITY to vote for
                                               the nominee listed above

2. To approve the Share Exchange pursuant to the Share Exchange Agreement and the consummation of the transactions contemplated thereby.

      [ ] FOR                       [ ] AGAINST                  [ ] ABSTAIN

3. To approve the transfer of DriverShield to Barry Siegel, if the Share Exchange is approved.

      [ ] FOR                       [ ] AGAINST                  [ ] ABSTAIN

4. To approve the sale of Sentaur to Barry Siegel, if the Share Exchange is approved.

      [ ] FOR                       [ ] AGAINST                  [ ] ABSTAIN

5. To approve the 2004 Stock Option Plan of Accessity, if the Share Exchange is approved.

      [ ] FOR                       [ ] AGAINST                  [ ] ABSTAIN

6. To approve the reincorporation of Accessity in the State of Delaware, if the Share Exchange is approved.

      [ ] FOR                       [ ] AGAINST                  [ ] ABSTAIN

7. To approve the change in the name of Accessity to Pacific Ethanol, Inc., if the Share Exchange is approved and the Delaware reincorporation does not occur.

     [ ] FOR                       [ ] AGAINST                  [ ] ABSTAIN

      Please sign exactly as name appears at left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Note: Please sign name exactly as your name appears on the Stock Certificate. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


________________________________________________________________________________

________________________________________________________________________________
Signature (if held jointly)                                          Date

________________________________________________________________________________
                           /\ FOLD AND DETACH HERE /\
                    The board of directors recommends a vote
                                FOR ALL PROPOSALS

                                                                      APPENDIX A

                            SHARE EXCHANGE AGREEMENT


         THIS SHARE EXCHANGE AGREEMENT (this "Agreement") is made and entered into as of May 14, 2004, by and among Accessity Corp., a New York corporation ("Accessity"); Pacific Ethanol, Inc., a California corporation ("PEI"); Kinergy Marketing, LLC, an Oregon limited liability company ("Kinergy"); Reenergy, LLC, a California limited liability company ("Reenergy," and together with PEI and Kinergy, the "Acquired Companies"); each of the shareholders of PEI identified on the signature pages hereof (collectively, the "PEI Shareholders"); each of the holders of options or warrants to acquire shares of common stock of PEI identified on the signature pages hereof (collectively, the "PEI Warrantholders"); each of the limited liability company members of Kinergy identified on the signature pages hereof (collectively, the "Kinergy Members"); each of the limited liability company members of Reenergy identified on the signature pages hereof (collectively, the "Reenergy Members").

                                 R E C I T A L S

         A. PEI is in the business of developing a large-scale ethanol plant (the "PEI Business"). Kinergy is in the business of marketing ethanol throughout the Western United States (the "Kinergy Business"). Reenergy is in the business of developing a large-scale ethanol plant (the "Reenergy Business"). The PEI Business, Kinergy Business and Reenergy Business are sometimes collectively referred to herein as the "Businesses."

         B. The PEI Shareholders are the holders of all of the issued and outstanding capital stock of PEI (collectively, the "PEI Stock"); the PEI Warrantholders are the holders of all of the issued and outstanding options and warrants to acquire shares of PEI Stock (collectively, the "PEI Warrants"); Kinergy Members are the holders of all of the outstanding limited liability company membership interests of Kinergy (collectively, the "Kinergy Interests"); and the Reenergy Members are the holders of all of the outstanding limited liability company membership interests of Reenergy (collectively, the "Reenergy Interests").

         C. Accessity desires to acquire the PEI Stock from the PEI Shareholders, and the PEI Shareholders desire to transfer the PEI Stock to Accessity, in exchange for shares of Common Stock of Accessity ("Accessity Exchange Shares"), subject to and in accordance with the terms and conditions set forth herein; Accessity desires to have the PEI Warrants cancelled in exchange for the issuance to the PEI Warrantholders of warrants to acquire shares of common stock of Accessity, subject to and in accordance with the terms and conditions set forth herein; Accessity desires to acquire the Kinergy Interests from the Kinergy Members, and the Kinergy Members desire to transfer the Kinergy Interests to Accessity, in exchange for Accessity Exchange Shares, subject to and in accordance with the terms and conditions set forth herein; and Accessity desires to acquire the Reenergy Interests from the Reenergy Members, and the Reenergy Members desire to transfer the Reenergy Interests to Accessity, in exchange for Accessity Exchange Shares, subject to and in accordance with the terms and conditions set forth herein.

         D. This Agreement is being entered into by the parties as part of a unified plan for the exchange of stock that is intended by the parties to qualify for non-recognition treatment under Section 351 of the Internal Revenue Code of 1986, as amended (the "Code").

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises and the respective promises of the parties set forth herein, the parties hereto agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

         For purposes of this Agreement, in addition to the other capitalized terms defined elsewhere in this Agreement, the following terms shall have the meanings specified or referred to in this Article 1:

         "Action" or "Actions" shall mean any litigation, suits, actions, causes of actions, and proceedings or investigations, collectively.

         "Affiliate" shall mean, with respect to any individual, partnership, corporation, limited liability company, association, business trust, joint venture, governmental entity or other entity of any nature ("Person"), any Person that controls, is controlled by, or is under common control with, such Person.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Environmental, Health, and Safety Liabilities" shall mean any cost, damages, expense, liability, obligation, or other responsibility arising from or under Environmental Law or Occupational Safety and Health Law and consisting of or relating to:

                  (a) any environmental, health, or safety matters or conditions (including on-site or off-site contamination, occupational safety and health, and regulation of chemical substances or products);

                  (b) fines, penalties, judgments, awards, settlements, legal or administrative proceedings, damages, losses, claims, demands and response, investigative, remedial, or inspection costs and expenses arising under Environmental Law or Occupational Safety and Health Law;

                  (c) financial responsibility under Environmental Law or Occupational Safety and Health Law for cleanup costs or corrective action, including any investigation, cleanup, removal, containment, or other remediation or response actions ("Cleanup") required by applicable Environmental Law or Occupational Safety and Health Law (whether or not such Cleanup has been required or requested by any Governmental Body or any other Person) and for any natural resource damages; or

                  (d) any other compliance, corrective, investigative, or remedial measures required under Environmental Law or Occupational Safety and Health Law.

         The terms "removal," "remedial," and "response action" include but are not limited to the types of activities covered by the United States Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C.
Section 9601 et seq., as amended ("CERCLA").

         "Environmental Laws" shall mean any federal, state and local environmental laws, rules, regulations, standards and requirements, including, without limitation, those respecting hazardous materials and substances (including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. sec. 9601, ET. SEQ.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. sec. 6901. ET. SEQ.; the Federal Water Pollution Control Act, as amended, 33 U.S.C sec. 1251, ET. SEQ.; the Toxic Substances Control Act, as amended, 15 U.S.C. sec. 9601, ET. SEQ.; the Emergency Planning and Community Right to Know Act, 42 U.S.C. sec. 11001, ET. SEQ.; the Safe Drinking Water Act, 42 U.S.C. sec. 300f, ET. SEQ.; the Solid Waste Disposal Act, as amended; and all comparable state and local laws; and any common law (including without limitation common law that may impose strict liability) that may impose liability or obligations for injuries or damages to, or threatened as a result of, the present of or exposure to any hazardous materials or substances).

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974 or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor law, and regulations and rules issued pursuant to that Act or any successor law

         "GAAP" shall mean generally accepted United States accounting principles, applied on a basis consistent with the basis.

         "Governmental Body" shall mean any:

                  (a) nation, state, county, city, town, village, district, or other jurisdiction of any nature;

                  (b) federal, state, local, municipal, foreign, or other government;

                  (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal);

                  (d) multi-national organization or body; or (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

         "Legal Requirement" shall mean any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

         "Liability" or "Liabilities" shall mean debts, liabilities, commitments or obligations of any nature, absolute, accrued, contingent or otherwise.

         "Lien" or "Liens" shall mean any mortgage, pledge, security interest, conditional sale or other title retention agreement, encumbrance, lien, easement, claim, right, covenant, restriction, right of way, warrant, option or charge of any kind.

         "Occupational Safety and Health Law" shall mean any Legal Requirement designed to provide safe and healthful working conditions and to reduce occupational safety and health hazards, and any program, whether governmental or private (including those promulgated or sponsored by industry associations and insurance companies), designed to provide safe and healthful working conditions.

         "Owners" shall mean the PEI Shareholders, the Kinergy Members and the Reenergy Members, collectively.

         "Permit" or "Permits" shall mean any licenses, permits, authorizations, approvals, consents, franchises and orders required for the conduct and operation of business as presently conducted.

         "Permitted Liens" shall mean any (i) Liens for taxes not yet due and payable or for taxes that are being contested in good faith through appropriate proceedings, (ii) Liens for purchase money security interests and Liens securing rental payments under capital lease arrangements, (iii) other Liens arising in the ordinary course of business and not incurred in connection with the borrowing of money, and (iv) Liens described on Schedules 4.13, 6.13 and 8.13.

         "SEC" shall mean the Securities and Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

         "Share Exchange" shall mean the PEI Exchange, the Kinergy Exchange and the Reenergy Exchange, collectively.

                                   ARTICLE II
                         EXCHANGE OF OWNERSHIP INTERESTS

         2.1 EXCHANGE OF PEI STOCK. Subject to the terms and conditions of this Agreement, each PEI Shareholder hereby agrees to assign, transfer and deliver to Accessity the shares of PEI Stock owned by the PEI Shareholder free and clear of all liens, claims, encumbrances, pledges, options, security interests and any other adverse interests of any kind or nature whatsoever, and Accessity hereby agrees to accept delivery of the PEI Stock from each of the PEI Shareholders. In consideration for the assignment and transfer of the PEI Stock to Accessity by the PEI Shareholders, Accessity shall issue to each of the PEI Shareholders one
(1) Accessity Exchange Share for each one (1) share of PEI Stock ("PEI Exchange Ratio"), as set forth on Exhibit A (the "PEI Exchange"). No fractional shares shall be issued and in the event that the conversion results in a fraction, the number of Accessity Exchange Shares to be issued shall be rounded up to the nearest whole number.

         2.2 CANCELLATION AND REPLACEMENT OF PEI WARRANTS. Subject to the terms and conditions of this Agreement, each PEI Warrantholder hereby agrees that the PEI Warrants which such PEI Warrantholder has to acquire shares of common stock of PEI shall be cancelled on and as of the Closing Date in consideration for the issuance by Accessity to such PEI Warrantholder of warrants to acquire the same number of shares of Accessity Common Stock at the same exercise price and on the same terms and conditions as provided for in the PEI Warrants of such PEI Warrantholder (the "Accessity Replacement Warrants").

         2.3 EXCHANGE OF KINERGY INTERESTS. Subject to the terms and conditions of this Agreement, each Kinergy Member hereby agrees to assign, transfer and deliver to Accessity the Kinergy Interests owned by each of the Kinergy Members free and clear of all Liens and any other adverse interests of any kind or nature whatsoever, and Accessity hereby agrees to accept delivery of the Kinergy Interests from each of the Kinergy Members. In consideration for the assignment and transfer of the Kinergy Interests to Accessity by the Kinergy Members, Accessity shall issue 1,875,000 Accessity Exchange Shares to Neil Koehler, the sole Kinergy Member, for 100% of the Kinergy Interests ("Kinergy Exchange Ratio"), as set forth on Exhibit A (the "Kinergy Exchange"). No fractional shares shall be issued and in the event that the conversion results in a fraction, the number of Accessity Exchange Shares to be issued shall be rounded up to the nearest whole number.

         2.4 EXCHANGE OF REENERGY INTERESTS. Subject to the terms and conditions of this Agreement, each Reenergy Member hereby agrees to assign, transfer and deliver to Accessity the Reenergy Interests owned by each of the Reenergy Members free and clear of all liens, claims, encumbrances, pledges, options, security interests and any other adverse interests of any kind or nature whatsoever, and Accessity hereby agrees to accept delivery of the Reenergy Interests from each of the Reenergy Members. In consideration for the assignment and transfer of the Reenergy Interests to Accessity by the Reenergy Members, Accessity shall issue to each of the Reenergy Members 21,250 Accessity Exchange Shares for each one percent (1%) of Reenergy Interests ("Reenergy Exchange Ratio"), as set forth on Exhibit A (the "Reenergy Exchange"). No fractional shares shall be issued and in the event that the conversion results in a fraction, the number of Accessity Exchange Shares to be issued shall be rounded up to the nearest whole number.

         2.5 SHARE EXCHANGE. The parties intend to adopt this Agreement and consummate the Share Exchange as part of a unified plan for the exchange of stock that is qualified for non-recognition treatment under Section 351 of the Code. The Accessity Exchange Shares issued in the PEI Exchange will be issued solely in exchange for shares of PEI Stock, the Accessity Exchange Shares issued in the Kinergy Exchange will be issued solely in exchange for the Kinergy Interests, and the Accessity Exchange Shares issued in the Reenergy Exchange will be issued solely in exchange for the Reenergy Interests, and no other transaction other than the Share Exchange represents, provides for or is intended to be an adjustment to the consideration given for the PEI Stock, the Kinergy Interests and the Reenergy Interests. No consideration that could constitute "other property or money" within the meaning of Section 351(b) of the Code is being transferred by Accessity for the PEI Stock, the Kinergy Interests or the Reenergy Interests. The parties shall not take a position on any tax return inconsistent with this Section 2.5. In addition, the parties represent that, as of the Closing Date and after giving effect to the transactions contemplated by this Agreement, the Owners of the Acquired Companies shall be "in control" of Accessity within the meaning of
Section 351(a) of the Code.

                                   ARTICLE III
                                     CLOSING

         3.1 CLOSING. The closing (the "Closing") of the transactions contemplated by this Agreement will be held at 10:00 a.m. at the offices of Rutan & Tucker, LLP, 611 Anton Boulevard, Suite 1400, Costa Mesa, California 92626, on such date as the parties hereto shall mutually agree upon, or at such other time, date or location as the parties hereto may mutually agree upon (the "Closing Date").

         3.2 DELIVERIES BY ACCESSITY. At the Closing, Accessity shall deliver:

                  (a) to each PEI Shareholder, a stock certificate evidencing his or her ownership of the number of Accessity Exchange Shares set forth opposite his or her name as set forth on Exhibit B; to each PEI Warrantholder, an Accessity Replacement Warrant evidencing such PEI Warrantholder's right to acquire the number of shares of Accessity Common Stock set forth opposite his or her name as set forth on Exhibit B and otherwise providing for the same terms and conditions as provided for in the PEI Warrants of such PEI Warrantholder; to each Kinergy Member, a stock certificate evidencing his or her ownership of the number of Accessity Exchange Shares set forth opposite his or her name as set forth on Exhibit C; and to each Reenergy Member, a stock certificate evidencing his or her ownership of the number of Accessity Exchange Shares set forth opposite his or her name as set forth on Exhibit D;

                  (b) a copy of the Articles of Incorporation and Bylaws of Accessity, each as amended to date, and the resolutions adopted by the Board of Directors of Accessity approving, authorizing and directing the execution of this Agreement and the transactions contemplated thereby, each certified by the Secretary of Accessity as being in full force and effect on and as of the Closing Date;

                  (c) a certificate of the Secretary of State of Delaware to the effect that Accessity is a validly existing corporation in good standing under the laws of the State of Delaware and a certificate from the Secretary of State of each other state in which the character of its properties owned or leased or the nature of its activities requires qualification as a foreign corporation doing business in such state to the effect that Accessity (as a New York corporation) is a foreign corporation in good standing under the laws of such state;

                  (d) the written resignations of each of Barry Siegel, Barry J. Spiegel, Kenneth J. Friedman and Bruce S. Udell as directors of Accessity dated as of the Closing Date, in form and substance reasonably acceptable to each of PEI, Kinergy and Reenergy; provided, that one current director may temporarily remain for the sole purpose of confirming said resignations and appointing one individual designated by Accessity as a Class II director (thereby holding such board seat until the annual meeting of Accessity shareholders to be held in the fourth calendar quarter of 2005) pursuant to a unanimous written consent of such remaining sole director, in form and substance reasonably acceptable to PEI, Kinergy and Reenergy, to be delivered by Accessity at the Closing; and the written resignation of such remaining sole director dated as of the Closing Date effective immediately after the effectiveness of such appointment, in form and substance reasonably acceptable to each of PEI, Kinergy and Reenergy;

                  (e) a certificate of the president or chief executive officer of Accessity certifying that the representations and warranties by Accessity set forth in this Agreement and in any certificate or document delivered pursuant to the provisions of this Agreement are true and accurate, on and as of the Closing Date, and that Accessity has performed and complied in all material respects with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

                  (f) the written resignation of each executive of Accessity who has entered into an employment agreement with Accessity (including, without limitation, a confirmation of the voluntary termination by such individual of his or her existing employment agreement with Accessity), including but not limited to Barry Siegel and Philip Kart, dated as of the Closing Date, in form and substance reasonably acceptable to each of PEI, Kinergy and Reenergy.

                  (g) an opinion of legal counsel to Accessity to the effect that: (i) Accessity is a corporation duly incorporated, validly existing and in good standing under the laws of New York and is duly qualified as a foreign corporation in each state in which the character of its properties owned or leased or the nature of its activities requires qualification as a foreign corporation doing business in such state, except where the failure to be so qualified would not have a material adverse effect on Accessity; (ii) this Agreement and each related agreement to which Accessity is a party has been duly authorized, executed and delivered by Accessity and each of this Agreement and each such related agreement constitutes the valid and binding obligation of Accessity enforceable against Accessity in accordance with its terms, except (x) as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (y) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;
(iii) Accessity, through its Board of Directors and shareholders, has taken all corporate action necessary for the approval of the execution, delivery and performance of this Agreement by Accessity; (iv) the Accessity Exchange Shares when issued to the Owners in exchange for the PEI Stock, Kinergy Interests and Reenergy Interests, will be duly and validly issued, fully paid and nonassessable; (v) except as otherwise disclosed in any Accessity SEC Documents (as defined below), to the knowledge of such legal counsel, there are no pending or threatened claims or litigation against Accessity; and (vi) neither the execution of this Agreement, nor the consummation of the Share Exchange and the other transactions contemplated hereby or any announcement of the execution of this Agreement or the consummation of the Share Exchange and the other transactions contemplated hereby constitutes or shall constitute a "Triggering Event" or a "Business Combination" as such terms are defined and used in that certain Rights Agreement dated as of December 28, 1998, between Accessity (formerly First Priority Group, Inc.) and North American Transfer Co., as Rights Agent.

                  (h) an original stock certificate evidencing the ownership by GV Capital Corp. of 150,000 shares of common stock of Accessity, together with a letter from Larry Kaplan confirming that issuance of such shares to GV Capital Corp. shall constitute full payment of a finder's fee for introducing Accessity to PEI and the other Acquired Companies;

                  (i) evidence, in form and substance reasonably acceptable to each of PEI, Kinergy and Reenergy, that each of the conditions precedent set forth in Article XIII below have been satisfied; and

                  (j) any and all consents, approvals, notices, filings or recordations of third parties required with respect to the execution and delivery of this Agreement or the transactions contemplated hereby or by any of the agreements, documents or instruments referred to herein.

         3.3 DELIVERIES BY ACQUIRED COMPANIES AND OWNERS.

                  (a) PEI. At the Closing, PEI and the PEI Shareholders and PEI Warrantholders shall deliver to Accessity:

                           (i) the original PEI Warrants and the original stock
certificates representing the PEI Stock, accompanied by stock powers separate from such stock certificates duly executed in blank by the PEI Shareholders evidencing the transfer of PEI Stock to Accessity and, for each married PEI Shareholder that is a resident of California or a resident of any other community property state, a Consent of Spouse in the form attached hereto duly executed by the spouse of such PEI Shareholder;

                           (ii) any and all consents, approvals, notices,
filings or recordations of third parties required with respect to the execution and delivery of this Agreement or the transactions contemplated hereby or by any of the agreements, documents or instruments referred to herein;

                           (iii) evidence, in form and substance reasonably
satisfactory to Accessity, that any and all shareholder agreements or similar agreements to which PEI and the PEI Shareholders, or any of them, are a party or to which they or any of them may be subject have been duly terminated;

                           (iv) a certificate of the president or chief
executive officer of PEI certifying that the representations and warranties by PEI set forth in this Agreement and in any certificate or document delivered pursuant to the provisions of this Agreement are true and accurate, on and as of the Closing Date, and that PEI has performed and complied in all material respects with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date;

                           (v) a copy of the Articles of Incorporation and
Bylaws of PEI, each as amended to date, and the resolutions adopted by the Board of Directors of PEI approving, authorizing and directing the execution of this Agreement and the transactions contemplated thereby, each certified by the Secretary of PEI as being in full force and effect on and as of the Closing Date;

                           (vi) a certificate of the Secretary of State of
California to the effect that PEI is a validly existing corporation in good standing under the laws of the State of California and a certificate from the Secretary of State of each other state in which the character of its properties owned or leased or the nature of its activities requires qualification as a foreign corporation doing business in such state to the effect that PEI is a foreign corporation in good standing under the laws of such state; and

                           (vii) an opinion of legal counsel to PEI to the
effect that: (i) PEI is a corporation duly incorporated, validly existing and in good standing under the laws of California and is duly qualified as a foreign corporation in each state in which the character of its properties owned or leased or the nature of its activities requires qualification as a foreign corporation doing business in such state, except where the failure to be so qualified would not have a material adverse effect on PEI; (ii) this Agreement and each related agreement to which PEI is a party has been duly authorized, executed and delivered by PEI and each of this Agreement and each such related agreement constitutes the valid and binding obligation of PEI enforceable against PEI in accordance with its terms, except (x) as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (y) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and (iii) PEI, through its Board of Directors and shareholders, has taken all corporate action necessary for the approval of the execution, delivery and performance of this Agreement by PEI.

                  (b) Kinergy. At the Closing, Kinergy and the Kinergy Members shall deliver to Accessity:

                           (i) original certificates, if any have been issued,
representing the Kinergy Interests, accompanied by assignments of interest duly executed in blank by the Kinergy Members evidencing the transfer of the Kinergy Interests to Accessity and, for each married Kinergy Member that is a resident of California or a resident of any other community property state, a Consent of Spouse in the form attached hereto as Exhibit E, duly executed by the spouse of such Kinergy Member;

                           (ii) any and all consents, approvals, notices,
filings or recordations of third parties required with respect to the execution and delivery of this Agreement or the transactions contemplated hereby or by any of the agreements, documents or instruments referred to herein;

                           (iii) evidence, in form and substance reasonably
satisfactory to Accessity, that any and all member agreements or similar agreements to which Kinergy and the Kinergy Members, or any of them, are a party or to which they or any of them may be subject have been duly terminated;

                           (iv) a certificate of the Managers or Managing
Members of Kinergy certifying that the representations and warranties by Kinergy set forth in this Agreement and in any certificate or document delivered pursuant to the provisions of this Agreement are true and accurate, on and as of the Closing Date, and that Kinergy has performed and complied in all material respects with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date;

                           (v) a copy of the Articles of Organization and
Operating Agreement of Kinergy, each as amended to date, and the resolutions adopted by the Managers or Managing Members of Kinergy and the Kinergy Members approving, authorizing and directing the execution of this Agreement and the transactions contemplated thereby, each certified by the Managers or Managing Members of Kinergy as being in full force and effect on and as of the Closing Date;

                           (vi) a certificate of the Secretary of State of
Oregon to the effect that Kinergy is a validly existing limited liability company in good standing under the laws of the State of Oregon and a certificate from the Secretary of State of each other state in which the character of its properties owned or leased or the nature of its activities requires qualification as a foreign limited liability company doing business in such state to the effect that Kinergy is a foreign limited liability company in good standing under the laws of such state; and

                           (vii) an opinion of legal counsel to Kinergy to the
effect that: (i) Kinergy is a limited liability company duly organized, validly existing and in good standing under the laws of California and is duly qualified as a foreign limited liability company in each state in which the character of its properties owned or leased or the nature of its activities requires qualification as a foreign limited liability company doing business in such state, except where the failure to be so qualified would not have a material adverse effect on Kinergy; (ii) this Agreement and each related agreement to which Kinergy is a party has been duly authorized, executed and delivered by Kinergy and each of this Agreement and each such related agreement constitutes the valid and binding obligation of Kinergy enforceable against Kinergy in accordance with its terms, except (x) as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (y) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and (iii) Kinergy, through its Managers or Managing Members and the Kinergy Members, has taken all limited liability company action necessary for the approval of the execution, delivery and performance of this Agreement by Kinergy.

                  (c) Reenergy. At the Closing, Reenergy and the Reenergy Members shall deliver to Accessity:

                           (i) original certificates, if any have been issued,
representing the Reenergy Interests, accompanied by assignments of interest duly executed in blank by the Reenergy Members evidencing the transfer of the Reenergy Interests to Accessity and, for each married Reenergy Member that is a resident of California or a resident of any other community property state, a Consent of Spouse in the form attached hereto as Exhibit E duly executed by the spouse of such Reenergy Member;

                           (ii) any and all consents, approvals, notices,
filings or recordations of third parties required with respect to the execution and delivery of this Agreement or the transactions contemplated hereby or by any of the agreements, documents or instruments referred to herein;

                           (iii) evidence, in form and substance reasonably
satisfactory to Accessity, that any and all member agreements or similar agreements to which Reenergy and the Reenergy Members, or any of them, are a party or to which they or any of them may be subject have been duly terminated;

                           (iv) a certificate of the Managers or Managing
Members of Reenergy certifying that the representations and warranties by Reenergy set forth in this Agreement and in any certificate or document delivered pursuant to the provisions of this Agreement are true and accurate, on and as of the Closing Date, and that Reenergy has performed and complied in all material respects with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date;

                           (v) a copy of the Articles of Organization and
Operating Agreement of Reenergy, each as amended to date, and the resolutions adopted by the Managers or Managing Members of Reenergy and the Reenergy Members approving, authorizing and directing the execution of this Agreement and the transactions contemplated thereby, each certified by the Managers or Managing Members of Reenergy as being in full force and effect on and as of the Closing Date;

                           (vi) a certificate of the Secretary of State of
California to the effect that Reenergy is a validly existing limited liability company in good standing under the laws of the State of California and a certificate from the Secretary of State of each other state in which the character of its properties owned or leased or the nature of its activities requires qualification as a foreign limited liability company doing business in such state to the effect that Reenergy is a foreign limited liability company in good standing under the laws of such state; and

                           (vii) an opinion of legal counsel to Reenergy to the
effect that: (i) Reenergy is a limited liability company duly organized, validly existing and in good standing under the laws of Oregon and is duly qualified as a foreign limited liability company in each state in which the character of its properties owned or leased or the nature of its activities requires qualification as a foreign limited liability company doing business in such state, except where the failure to be so qualified would not have a material adverse effect on Reenergy; (ii) this Agreement and each related agreement to which Reenergy is a party has been duly authorized, executed and delivered by Reenergy and each of this Agreement and each such related agreement constitutes the valid and binding obligation of Reenergy enforceable against Reenergy in accordance with its terms, except x) as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (y) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and (iii) Reenergy, through its Managers or Managing Members and the Reenergy Members, has taken all limited liability company action necessary for the approval of the execution, delivery and performance of this Agreement by Reenergy.

         3.4 FURTHER ASSURANCES. From time to time after the Closing, and without further consideration, each of the Acquired Companies and Owners shall execute and deliver such other instruments of conveyance, assignment, transfer and delivery, and take such other actions as Accessity may reasonably request in order to more effectively transfer to Accessity, and to place Accessity in possession or control of, the Acquired Companies and to reasonably assist in the collection of any and all such rights, properties and assets, and to enable Accessity to exercise and enjoy all of the rights and benefits with respect thereto.

                                   ARTICLE IV
                      REPRESENTATIONS AND WARRANTIES OF PEI

         PEI hereby represents and warrants to Accessity that the following representations and warranties are true and correct on and as of the date hereof:

         4.1 ORGANIZATION AND GOOD STANDING. PEI is a corporation duly organized, validly existing and in good standing under the laws of the State of California, has the power and authority to own, operate and lease its properties and to carry on its business as now conducted, and is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (each such jurisdiction being listed on Schedule 4.1), except where the failure to be so qualified would not have a material adverse effect on PEI.

         4.2 CAPITALIZATION. The authorized capital stock of PEI consists solely of 20,000,000 shares of common stock, without par value, and 30,000,000 shares of Preferred Stock, without par value. There are no shares of Preferred Stock issued and outstanding as of the date of this Agreement. A total of 12,252,200 shares of PEI Stock are issued and outstanding as of the date of this Agreement, all of which are held of record and owned by the PEI Shareholders as set forth in Exhibit B. No equity securities of PEI are issued and outstanding as of the date of this Agreement other than the shares of PEI Stock set forth on Exhibit
B. Exhibit B sets forth the number of shares of PEI Stock that are held by each PEI Shareholder as of the date of this Agreement. All issued and outstanding shares of PEI Stock have been duly authorized and validly issued, are fully paid and nonassessable, are not subject to any right of rescission and have been offered, issued, sold and delivered by PEI in compliance with all requirements of applicable laws.

         4.3 POWER AND AUTHORITY. PEI has full power and authority to enter into this Agreement, to perform its obligations hereunder and to carry out the transactions contemplated hereby. The execution and delivery of this Agreement, the performance by PEI of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all corporate, shareholder and other actions on the part of PEI required by applicable law, PEI's Articles of Incorporation or its Bylaws. This Agreement constitutes the legal, valid and binding obligation of PEI, enforceable against it in accordance with its terms.

         4.4 OPTIONS/RIGHTS. Except as set forth in Exhibit B or in Schedule 4.4, there are no (i) stock appreciation rights, options, warrants, calls, rights, commitments, conversion privileges or preemptive or other rights or agreements outstanding to purchase or otherwise acquire any shares of PEI, specifically including the PEI Stock (collectively, "PEI Capital Stock"), (ii) securities or debt convertible into or exchangeable for PEI Capital Stock or obligating PEI to grant, extend or enter into any such option, warrant, call, commitment, conversion privileges or preemptive or other right or agreement, or
(iii) voting agreements, registration rights, rights of first refusal, preemptive rights, co-sale rights, or other restrictions applicable to any outstanding securities of PEI.

         4.5 SUBSIDIARIES. Except as set forth in Schedule 4.5, PEI does not have any subsidiaries or any equity interest, direct or indirect, in, or loans to, any corporation, partnership, joint venture, limited liability company or other business entity.

         4.6 NO VIOLATION. Neither the execution and delivery of this Agreement nor the performance by PEI of its obligations hereunder nor the consummation of the transactions contemplated hereby will (a) contravene any provision of the Articles of Incorporation or Bylaws of PEI; (b) violate, be in conflict with, constitute a default under, permit the termination of, cause the acceleration of the maturity of any debt or obligation of PEI under, require (except as disclosed on Schedule 4.6 hereto) the consent of any other party to, constitute a breach of, create a loss of a material benefit under, or result in the creation or imposition of any Lien, upon any property or assets of PEI under, any mortgage, indenture, lease, contract, agreement, instrument or commitment to which PEI is a party or by which it or he or any of its or his respective assets or properties may be bound; (c) to the knowledge of PEI, violate any statute or law or any judgment, decree, order, regulation or rule of any court or Governmental Body to which PEI or the PEI Business is subject or by which PEI, any of its assets or properties are bound; or (d) result in the loss of any license, privilege or certificate benefiting PEI or the PEI Business.

         4.7 CONSENTS AND APPROVALS. Except as set forth on Schedule 4.7 hereto, no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority or any other third party is required to be made or obtained by PEI in connection with the execution, delivery or performance of this Agreement.

         4.8 LITIGATION. There are no Actions to which PEI is a party, including, without limitation, Actions for personal injury, products liability, wrongful death or other tortious conduct, or breach of warranty arising from or relating to materials, commodities, products or goods used, transferred, processed, manufactured, sold, distributed or shipped by PEI (a) involving or relating to PEI or any of its assets, properties or rights, or (b) pending, or, to PEI's knowledge, threatened, against PEI, or any of their respective assets, properties or rights, before any court, arbitrator or administrative or Governmental Body which, if adversely resolved, would have a material adverse effect on the PEI Business.

         4.9 PEI FINANCIAL STATEMENTS. PEI has previously delivered to Accessity the unaudited balance sheet of PEI as of December 31, 2003 and the related statements of income and changes in financial position or cash flows, as appropriate, for the period then ended (the "Unaudited 2003 PEI Financial Statements"), together with an unaudited balance sheet of PEI as of March 31, 2004 and the related statements of income and changes in financial position or cash flows, as appropriate, for the period then ended and, subsequent to the date hereof, PEI will deliver to Accessity the audited balance sheet of PEI as of December 31, 2003 and the related statements of income and changes in financial position or cash flows, as appropriate, for the period then ended (the "Audited 2003 PEI Financial Statements") (all such financial statements, excluding, upon delivery to Accessity of the Audited 2003 PEI Financial Statements, the Unaudited 2003 PEI Financial Statements, are hereinafter collectively referred to as the "PEI Financial Statements"). The PEI Financial Statements, together with the notes thereto, (i) were compiled from the books and records of PEI regularly maintained by management and used to prepare the financial statements of PEI, (ii) were prepared in accordance with GAAP consistently applied throughout the period then ended and all periods prior to that period; and (iii) present fairly and accurately the financial condition of PEI for the period or as of the dates thereof, subject, where appropriate, to normal year-end audit adjustments, in each case in accordance with GAAP consistently applied during the period covered.

         4.10 NO UNDISCLOSED LIABILITIES. PEI has, and on the Closing Date will have, no Liabilities other than those which (a) are fully reflected reserved against in the PEI Financial Statements, (b) have been incurred since March 31, 2004 in the ordinary course of business in amounts and for terms consistent, individually and in the aggregate, with the past practice of PEI or (c) have been specifically disclosed in the Schedules hereto by reference to the specific section of this Agreement to which such disclosure relates.

         4.11 TAXES AND TAX RETURNS. All of the tax returns and reports of PEI required by applicable law to be filed prior to the date hereof have been duly filed and all taxes shown as due thereon have been paid. There are in effect no waivers of the applicable statutes of limitations for any federal, state, local or foreign taxes for any period. No liability for any federal, state, local or foreign income, sales, use, withholding, payroll, franchise, real property or personal property taxes is pending, and there is no proposed liability for any such taxes to be imposed upon the properties or assets of PEI. PEI does not have any liability for any federal, state, local or foreign income, sales, use, withholding, payroll, franchise, real property or personal property taxes, assessments, amounts, interest or penalties of any nature whatsoever other than as shown on the March 31, 2004 PEI Financial Statements and there is no basis for any additional claim or assessment other than with respect to liabilities for taxes which may have accrued since the date of the March 31, 2004 PEI Financial Statements in the ordinary course of business and reserved against on the books and records of PEI compiled in accordance with generally accepted accounting principles which have been consistently applied to the Closing Date. The provisions for taxes reflected in the March 31, 2004 PEI Financial Statements are adequate for federal, state, county and local taxes for the period ended on December 31, 2003 and for all prior periods, whether disputed or undisputed. There are no present disputes about taxes of any nature payable by PEI. PEI has never filed, and will not file on or before the Closing Date, any consent under section 341(f) of the Code. PEI's tax returns have never been audited by any taxation authority.

         4.12 ABSENCE OF CERTAIN CHANGES. Except as set forth on Schedule 4.12, since December 31, 2003, PEI has conducted the PEI Business only in the ordinary course and consistent with prior practices and has not:

                  (a) suffered any material adverse change in its condition (financial or otherwise), results of operations, assets, liabilities, reserves, the PEI Business, or operations;

                  (b) suffered any damage, destruction or loss, whether covered by insurance or not, materially adversely affecting the PEI Business, operations, assets, or condition (financial or otherwise);

                  (c) paid, discharged or satisfied any Liability or other expenses, other than the payment, discharge or satisfaction of the Liabilities described in Section 4.10 at the time the same were due and payable and in the ordinary course of business;

                  (d) paid or otherwise made any contribution to any profit-sharing or pension plan or other Employee Benefit Plan (as defined in Section 4.17 below);

                  (e) mortgaged or pledged, or permitted the imposition of any Lien upon, any of its properties or assets (real, personal or mixed, tangible or intangible), other than those incurred in the ordinary course of business or otherwise listed on Schedule 4.12 hereto;

                  (f) cancelled or compromised any debts, or waived or permitted to lapse any material claims or rights, or sold, assigned, transferred or otherwise disposed of, other than in the ordinary course, any of its properties or assets (real, personal or mixed, tangible or intangible);

                  (g) disposed of or permitted to lapse any rights to the use of any patent, registered trademark, service mark, trade name or copyright, or disposed of or disclosed to any person any trade secret, formula, process or know-how material to the PEI Business not theretofore a matter of public knowledge;

                  (h) except as disclosed on Schedule 4.12, granted any increase in the compensation of any officer, employee or consultant of PEI (including any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment) or any increase in the compensation payable or to become payable to any officer, employee or consultant;

                  (i) other than commitments, transactions and expenditures in connection with engineering work and other preliminary site work at the site of the ethanol plant currently being developed by PEI, the anticipated expenditures for which are set forth on Schedule 4.12, and commitments, transactions and expenditures in connection with the repair of the grain facility of PEI located in Madera, California due to the fire that occurred at such facility in the first quarter of 2004, the expenditures for which are anticipated to be reimbursed under applicable insurance coverage, entered into any commitment or transaction not in the ordinary course of business or made any capital expenditure or commitment for any additions to property, plant or equipment, except commitments, transactions or capital expenditures which do not in any single case exceed $25,000 or in the aggregate exceed $50,000;

                  (j) made any change in any method of accounting or accounting practice (including, without limitation, any change in depreciation or amortization policies or rates);

                  (k) paid, loaned or advanced any amount to, or sold, transferred or leased any properties or assets (real, personal or mixed, tangible or intangible) to, or entered into any agreement or arrangement with, any of its officers, directors, employees, shareholders, or any family member or Affiliate of any of its officers, directors, employees or shareholders, or any officer, director, employee or shareholder of any such Affiliate;

                  (l) declared, set aside, paid or made any dividend or other distribution or payment in respect of the capital stock of PEI, or any direct or indirect redemption, purchase or other acquisition of any of its shares of capital stock;

                  (m) knowingly waived or released any right or claim of PEI;

                  (n) received a commencement notice or, to the knowledge of PEI, received any threat of commencement, of any civil or criminal litigation, investigation or proceeding against PEI;

                  (o) experienced any labor trouble or, to the knowledge of PEI, received any claim of wrongful discharge or worker's compensation claim;

                  (p) agreed, whether in writing or otherwise, to take any action referred to in and prohibited by this Section 4.12; or

                  (q) become aware of any other event or condition that has had or would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, assets, liabilities, reserves, the PEI Business, the PEI Intellectual Property (as defined below) or the operations of PEI.

         4.13 TITLE TO PROPERTIES; ENCUMBRANCES.

                  (a) PEI has good and marketable title to all of its properties and assets (real, personal or mixed, tangible or intangible), including without limitation the PEI Intellectual Property. None of PEI's properties or assets is subject to any Lien, except Permitted Liens (including the Liens set forth on Schedule 4.13), none of which adversely affects the PEI Business or the continued operations of PEI.

                  (b) All material property and assets (real, personal or mixed, tangible or intangible) used or required by PEI in the conduct of the PEI Business are fully owned by PEI (except to the extent of any Permitted Liens). All such property and assets, or the leases or licenses thereof, constitute all property, assets and contractual rights necessary for the conduct of the PEI Business as presently conducted.

         4.14 LEASES.

                  (a) Schedule 4.14 contains a true and complete list of:

                           (i) all leases pursuant to which PEI leases or
subleases any real property interests, whether as lessor, lessee, sublessor or sublessee;

                           (ii) all leases pursuant to which PEI leases any type
of personal property;

                           (iii) all leases pursuant to which PEI leases any
vehicles or related equipment; and

                           (iv) all leases pursuant to which PEI leases to
others any type of property.

                  (b) Each such lease described on Schedule 4.14 is the legal, valid and binding obligation of PEI and, to the knowledge of PEI, the other parties thereto, enforceable in accordance with their respective terms, and is in full force and effect. PEI is not in default under any such lease, and PEI has not received any notice from any person or entity asserting that PEI is in default under any such lease, and no events or circumstances exist which, with notice or the passage of time or both, would constitute a default under any such lease.

         4.15 INTELLECTUAL PROPERTY. PEI owns all right, title and interest in, or has the right to use, sell or license all patent applications, patents, trademark applications, trademarks, service marks, trade names, copyright applications, copyrights, trade secrets, know-how, technology, customer lists, proprietary processes and formulae, all source and object code, algorithms, inventions, development tools and all documentation and media constituting, describing or relating to the above, including, without limitation, manuals, memoranda and records and other intellectual property and proprietary rights used in or reasonably necessary or required for the conduct of its respective business as presently conducted (collectively, the "PEI Intellectual Property").

         4.16 COMPLIANCE WITH LAWS. PEI has not been charged with, and, to PEI's knowledge, PEI is not threatened with or under any investigation with respect to, any charge concerning any violation of any provision of any federal, state, local or foreign law, regulation, ordinance, order or administrative ruling affecting the PEI Business or PEI, and PEI is not in default with respect to any order, writ, injunction or decree of any court, agency or instrumentality affecting the PEI Business or PEI. To PEI's knowledge, PEI is not in violation of any federal, state, local or foreign law, ordinance or regulation or any other requirement of any Governmental Body or regulatory body, court or arbitrator applicable to the PEI Business or PEI which would have a material adverse effect on PEI or the PEI Business. Without limiting the generality of the foregoing, PEI is in compliance in all material respects with all Occupational Safety and Health Laws, including those rules and regulations promulgated by OSHA, except where such non-compliance would not have a material adverse effect on PEI or the PEI Business.

     4.17 EMPLOYEE BENEFIT PLANS.

                  (a) Schedule 4.17 contains a true and complete list and description of each pension, retirement, severance, welfare, profit-sharing, stock purchase, stock option, vacation, deferred compensation, bonus or other incentive plan, or other employee benefit program, arrangement, agreement or understanding, or medical, vision, dental or other health plan, or life insurance or disability plan, retiree medical or life insurance plan or any other employee benefit plans, including, without limitation, any "employee benefit plan" (as defined in Section 3(3) of ERISA), to which PEI contributes or is a party or by which it is bound or under which it may have liability and under which employees or former employees of PEI (or their beneficiaries) are eligible to participate or derive a benefit. Each employee benefit plan which is a "group health plan" (as such term is defined in Section 5000(b)(i) of the Code) satisfies the applicable requirements of Section 4980B of the Code. Except as described on Schedule 4.17, PEI has no formal plan or commitment, whether legally binding or not, to create any additional plan, practice or agreement or modify or change any existing plan, practice or agreement that would affect any of its employees or terminated employees. Benefits under all employee benefit plans are as represented and have not been and will not be increased subsequent to the date copies of such plans have been provided.

                  (b) PEI does not contribute to or have any obligation to contribute to, has not at any time contributed to or had an obligation to contribute to, sponsor or maintain, and has not at any time sponsored or maintained, a "multi-employer plan" (within the meaning of Section 3(37) of ERISA) for the benefit of employees or former employees of PEI.

                  (c) PEI has, in all material respects, performed all obligations, whether arising by operation of law, contract, or past custom, required to be performed under or in connection with the employee benefit plans disclosed on Schedule 4.17 (individually, a "PEI Employee Benefit Plan" and, collectively, the "PEI Employees Benefit Plans"), and PEI has no knowledge of any default or violation by any other party with respect thereto.

                  (d) There are no Actions, suits or claims (other than routine claims for benefits) pending, or, to PEI's knowledge, threatened, against any PEI Employee Benefit Plan or against the assets funding any PEI Employee Benefit Plan. (e) PEI neither maintains nor contributes to any "employee welfare benefit" (as such term is defined in Section 3(i) of ERISA) plan which provides any benefits to retirees or former employees of PEI.

         4.18 EMPLOYMENT LAW MATTERS.

                  (a) PEI (i) is in material compliance with all applicable laws respecting employment, employment practices, terms and conditions of employment and wages and hours; (ii) is in material compliance with all applicable laws and regulations relating to the employment of aliens or similar immigration matters; and (iii) is not engaged in any unfair labor practice, including, but not limited to, discrimination or wrongful discharge.

                  (b) PEI has not at anytime had, nor to PEI's knowledge, is there now threatened, a strike, picket, work stoppage, work slowdown or other labor trouble, against or directly affecting PEI that had or would reasonably be expected to have a material adverse effect on the PEI Business or PEI.

                  (c) None of the employees of PEI is represented by a labor union, and no petition has been filed or proceedings instituted by any employee or group of employees with any labor relations board seeking recognition of a bargaining representative. PEI is not a party to any multi-employer collective bargaining agreement covering any of its employees.

                  (d) There are no controversies or disputes (including any union grievances or arbitration proceeding) pending, or, to PEI's knowledge, threatened, between PEI and any employees of PEI (or any union or other representative of such employees). No unfair labor practice complaints have been filed against PEI with the National Labor Relations Board or any other Governmental Body or administrative body, and PEI has not received any written notice or communication reflecting an intention or a threat to file any such complaint.

         4.19 CONTRACTS AND COMMITMENTS.

                  (a) Together with the leases set forth on Schedule 4.14, the insurance policies set forth on Schedule 4.23, and the PEI Employee Benefit Plans and commitments set forth on Schedule 4.17, Schedule 4.19 contains a true and complete list and description (stated without duplication), of:

                           (i) all contracts (including, without limitation,
letters of credit, and obligations for borrowed money) and commitments of PEI which are material to the operations, business, prospects or condition (financial or otherwise) of PEI;

                           (ii) all consulting agreements (whether written or
oral), regardless of amounts or duration;

                           (iii) all material contracts or commitments (whether
written or oral) with distributors, brokers, manufacturer's representatives, sales representatives, service or warranty representatives, customers and other persons, firms, corporations or other entities engaged in the sale, distribution, service or repair of PEI's products;

                           (iv) all contracts relating to
construction-in-progress of capital assets; and

                           (v) all joint venture, licensing, profit sharing,
royalty or similar agreements or arrangements to which PEI is a party in any way associated with the manufacture, marketing, sale or distribution of any products or provision of any services of PEI.

                  (b) PEI has delivered to Accessity true and complete copies of all of the documents identified on Schedule 4.19 (collectively, the "PEI Material Contracts") and shall deliver true and complete copies of all such other agreements, instruments and documents as Accessity may reasonably request relating to the operation, ownership or conduct of the PEI Business.

                  (c) PEI is not a party to any written agreement that would restrict it from carrying on the PEI Business anywhere in the world.

                  (d) PEI is not a party to any "take-or-pay" contracts.

                  (e) Except as identified on Schedule 4.19, PEI is not a party to any employment agreements, arrangements and commitments, including severance or termination arrangements and commitments (whether written or oral), between PEI and any employees of PEI.

                  (f) PEI is not, and to the knowledge of PEI and the PEI Majority Shareholders, no other party is, in default under or in breach or violation of, nor has PEI received notice of any asserted claim of default by PEI or by any other party under, or a breach or violation of, any of the PEI Material Contracts.

         4.20 NO BROKERS. Except as disclosed on Schedule 4.20, PEI is not obligated for the payment of fees or expenses of any investment banker, broker or finder in connection with the origin, negotiation or execution of this Agreement in connection with any exchange of stock transaction provided for herein.

         4.21 ENVIRONMENTAL MATTERS. PEI is in compliance in all material respects with all Environmental Laws. There is no Action pending before any court, Governmental Body or board or other forum or threatened by any person or entity (i) for noncompliance by PEI with any Environmental Law (ii) relating to the release into the environment by PEI of any pollutant, toxic or hazardous material or waste generated by PEI, whether or not occurring at or on a site owned, leased or operated by PEI. There has not been by PEI, nor to the knowledge of PEI has there been at all, any past, storage, disposal, generation, manufacture, refinement, transportation, production or treatment of any hazardous materials or substances at, upon or from the facilities occupied or used by PEI and any other real property presently or formerly owned by, used by or leased to or by PEI, any predecessor of PEI (collectively, the "PEI Property"). To the knowledge of PEI, neither PEI nor any properties owned or operated by PEI has been or is in violation or is otherwise liable under, any Environmental Law. To the knowledge of PEI, there are no asbestos-containing materials, underground storage tanks or polychlorinated biphenyls (PCBs) located on the PEI Property. To the knowledge of PEI, there has been no spill, discharge, leak, emission, injection, disposal, escape, dumping or release of any kind on, beneath or above the PEI Property or into the environment surrounding such PEI Property of any hazardous materials or substances in violation of any Environmental Law or requiring any remedial action. To the knowledge of PEI, PEI has all permits, registrations, approvals and licenses required by any Governmental Body under any Environmental Law to be obtained by PEI in connection with the conduct of the business of PEI as presently conducted.

         4.22 BANK ACCOUNTS. Schedule 4.22 sets forth the names and locations of all banks, trust companies, savings and loan associations, and other financial institutions at which PEI maintains accounts of any nature and the names of all persons authorized to draw thereon or make withdrawals therefrom.

         4.23 INSURANCE. Schedule 4.23 sets forth a true and complete list and description of (a) all of PEI's self-insurance practices and items covered by such self-insurance and (b) all policies of fire, liability, worker's compensation and other forms of insurance owned or held by PEI. No installment premiums are due under the policies set forth on Schedule 4.23 or, if installment premiums shall be due and owing under such policies prior to the Closing Date, such premiums shall have been paid up-to-date prior to the Closing Date. All such policies are in full force and effect, insure against risks and liabilities to the extent and in the manner deemed appropriate and sufficient by PEI in its reasonable business judgment, and, other than the receipt of a notice of nonrenewal of a general liability insurance policy expiring in June 2004 applicable to the grain facility of PEI located in Madera, California due to a fire that occurred at such facility in the first quarter of 2004, PEI has not received any notice of cancellation with respect thereto. To PEI's knowledge, PEI is not in default with respect to any provision contained in any such policy and has not failed to give any notice or present any claim under any such policy in a timely fashion.

         4.24 SUPPLIERS AND CUSTOMERS. PEI does not have any knowledge that any supplier or customer or group of related suppliers or customers of PEI has canceled or otherwise terminated or threatened to cancel or otherwise terminate, its relationship with PEI, which termination would have a material adverse effect on the PEI Business or PEI, or that any such supplier or customer or group of related suppliers or customers expects to reduce its business with PEI by reason of the transactions contemplated by this Agreement or for any other reason whatsoever.

         4.25 LICENSES, PERMITS AND AUTHORIZATIONS. PEI has all necessary Permits for the use and ownership or leasing of its properties and assets as currently operated, used, owned or leased (including, without limitation, the operation of a plant to produce up to 40 million gallons of ethanol per year), except for such Permits as to which the lack thereof does not and would not have a material adverse effect on PEI or the PEI Business and except for certain non-discretionary grading, foundation and building Permits to be obtained by PEI in connection with the construction of an ethanol plant, as more particularly described on Schedule 4.25. All of the Permits are valid, in full force and effect and in good standing. Schedule 4.25 contains a true and complete list and description of all the Permits. There is no claim or Action pending, or, to PEI's knowledge, threatened, which disputes the validity of any such Permit or threatens to revoke, cancel, suspend or limit any such Permit.

         4.26 ACCOUNTS RECEIVABLE. All accounts receivable of PEI shown on the PEI Financial Statements and all accounts receivable created after March 31, 2004, subject to reserves created in the ordinary course of business on a basis consistent with the past practices and policies of PEI and otherwise in accordance with generally accepted accounting principles, (a) have been collected or (b) to PEI's knowledge, are valid and enforceable, arose from bona-fide sales to third parties in the ordinary course of business, and are collectible at the aggregate recorded amounts thereof on the books of PEI.

         4.27 CONDITION OF TANGIBLE ASSETS. Except as disclosed on Schedule 4.12, PEI's facilities and tangible assets, including, without limitation, machinery, equipment, vehicles, furniture, plants and buildings, are in good operating condition and repair (ordinary wear and tear excepted) and are adequate for the uses to which they have been put by PEI in the ordinary course of business, except for parts or repairs of an immaterial nature in the aggregate, and PEI has not received any notice that any of such facilities or assets is in need of substantial maintenance or repair.

         4.28 DISCLOSURE. No representation or warranty of PEI in this Agreement (including, without limitation, the Schedules of PEI hereto) contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading.

                                    ARTICLE V
             REPRESENTATIONS AND WARRANTIES OF THE PEI SHAREHOLDERS

         Each of the PEI Shareholders, severally and not jointly, hereby represents and warrants to Accessity that the following representations and warranties are true and correct on and as of the date hereof:

         5.1 POWER AND AUTHORITY. Such PEI Shareholder has full power and authority to enter into this Agreement, perform its respective obligations hereunder, and carry out the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of such PEI Shareholder, enforceable against such PEI Shareholder in accordance with its terms.

         5.2 NO VIOLATION. Neither the execution and delivery of this Agreement nor the performance by such PEI Shareholder of its respective obligations hereunder nor the consummation of the transactions contemplated hereby will violate, or be in conflict with, or constitute a default under, any mortgage, indenture, lease, or any agreement, instrument or commitment to which such PEI Shareholder is a party.

         5.3 TITLE; CONSENTS AND APPROVALS; NO CLAIMS. Such PEI Shareholder is the owner, beneficially and of record, of its shares of PEI Stock, free and clear of all Liens. To such PEI Shareholder's knowledge, no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority or any other third party is required to be made or obtained by such PEI Shareholder in connection with the execution, delivery or performance of this Agreement. To such PEI Shareholder's knowledge, there is no claim, action, litigation, suit, cause of action or other proceeding pending or threatened before any federal, state or local court, governmental agency or regulatory body against such PEI Shareholder which seeks or may seek, directly or indirectly, (a) to invalidate or set aside, in whole or in part, this Agreement, (b) to restrain, prohibit, invalidate or set aside, in whole or in part, the consummation of the transactions contemplated hereby or (c) to obtain substantial damages in connection therewith.

         5.4 SECURITIES LAW COMPLIANCE.

                  (a) Such PEI Shareholder has a net worth sufficient to bear the economic risk (including the entire loss) of its investment made in the Accessity Exchange Shares;

                  (b) Such PEI Shareholder is an "accredited investor," as such term is defined in Rule 501 of Regulation D promulgated under the rules and regulations of the Securities Act;

                  (c) Such PEI Shareholder has adequate means of providing for its current cash needs and personal contingencies and has no need for liquidity in this investment in the Accessity Exchange

Shares and has no reason to anticipate any change in its personal circumstances, financial or otherwise, which may cause or require any sale or distribution by such PEI Shareholder or all or any part of the Accessity Exchange Shares acquired by it herein;

                  (d) by reason of such PEI Shareholder's business or financial experience or the business or financial experience of such PEI Shareholder's professional advisor(s) who are unaffiliated with and who are not compensated by Accessity or any affiliate or selling agent of Accessity, directly or indirectly, such PEI Shareholder has the capacity to protect its own interests in connection with an investment in the Accessity Exchange Shares;

                  (e) Such PEI Shareholder understands that the he, she or it is acquiring Accessity Exchange Shares without being furnished any prospectus or offering circular, other than a copy of this Agreement, a copy of the Proxy Statement (as defined in Section 11.6 below) and a copy of the Owner Disclosure Document (as defined in Section 11.7 below);

                  (f) No representations or warranties have been made to such PEI Shareholder by Accessity or any employee or agent of Accessity and in entering into this Agreement, such PEI Shareholder is not relying on any information, other than as a result of the independent investigation of Accessity by such PEI Shareholder, and no guarantee of any profit or return on its investment made in the Accessity Exchange Shares has been made to such PEI Shareholder;

                  (g) In evaluating the merits and risk of this investment, such PEI Shareholder has relied on the advice of its personal tax advisor, investment advisor and/or legal counsel;

                  (h) Such PEI Shareholder is aware that the Accessity Exchange Shares have not been registered or qualified, nor is registration or qualification contemplated (except where such PEI Shareholder is a party to a Registration Rights Agreement with PEI, to the extent provided for therein), with the SEC under the Securities Act or any state securities law. Accordingly, the Accessity Exchange Shares may be sold or otherwise transferred or hypothecated only if they are subsequently registered or qualified under the Securities Act or applicable laws or if, in the opinion of counsel, an exemption from registration or qualification thereunder is available and the transaction will not jeopardize the availability of the exemptions under applicable federal and state securities laws relied upon by Accessity in connection with the offering in which such PEI Shareholder acquired its Accessity Exchange Shares;

                  (i) Such PEI Shareholder acknowledges that the Accessity Exchange Shares were not offered by means of any general solicitation or advertising;

                  (j) Such PEI Shareholder is acquiring its Accessity Exchange Shares solely for its own account, for investment purposes only, and not with an intent to sell, or for resale in connection with any distribution of all or any portion of the Accessity Exchange Shares within the meaning of the Securities Act; and

                  (k) The address of such PEI Shareholder set forth on the signature pages hereto is the principal residence of such PEI Shareholder, if such PEI Shareholder is an individual, or the principal business address of such PEI Shareholder, if such PEI Shareholder is a business or other entity, and that all offers to such PEI Shareholder have been made only in the state specified in such address.

                                   ARTICLE VI
                    REPRESENTATIONS AND WARRANTIES OF KINERGY

         Kinergy hereby represents and warrants to Accessity that the following representations and warranties are true and correct on and as of the date hereof:

         6.1 ORGANIZATION AND GOOD STANDING. Kinergy is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Oregon, has the power and authority to own, operate and lease its properties and to carry on its business as now conducted, and is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (each such jurisdiction being listed on Schedule 6.1), except where the failure to be so qualified would not have a material adverse effect on Kinergy.

         6.2 CAPITALIZATION. The limited liability company membership interests of Kinergy are owned by the Kinergy Members as set forth in Exhibit C. No limited liability company membership interests of Kinergy are outstanding as of the date of this Agreement other than the Kinergy Interests set forth on Exhibit
C. The Kinergy Interests have been duly authorized and validly issued, are fully paid and nonassessable, are not subject to any right of rescission and have been offered, issued, sold and delivered by Kinergy in compliance with all requirements of applicable laws.

         6.3 POWER AND AUTHORITY. Kinergy has full power and authority to enter into this Agreement, to perform its obligations hereunder and to carry out the transactions contemplated hereby. The execution and delivery of this Agreement, the performance by Kinergy of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by the Managers or the Managing Members and the Kinergy Members as required by applicable law, Kinergy's Articles of Organization or its Operating Agreement. This Agreement constitutes the legal, valid and binding obligation of Kinergy, enforceable against it in accordance with its terms.

         6.4 OPTIONS/RIGHTS. Except as set forth in Schedule 6.4, there are no
(i) options, warrants, calls, rights, commitments, conversion privileges or preemptive or other rights or agreements outstanding to purchase or otherwise acquire any limited liability company membership interests of Kinergy, (ii) securities or debt convertible into or exchangeable for Kinergy limited liability company membership interests or obligating Kinergy to grant, extend or enter into any such option, warrant, call, commitment, conversion privileges or preemptive or other right or agreement, or (iii) voting agreements, rights of first refusal, preemptive rights, co-sale rights, or other restrictions applicable to any outstanding limited liability company membership interests of Kinergy.

         6.5 SUBSIDIARIES. Kinergy does not have any subsidiaries or any equity interest, direct or indirect, in, or loans to, any corporation, partnership, joint venture, limited liability company or other business entity.

         6.6 NO VIOLATION. Neither the execution and delivery of this Agreement nor the performance by Kinergy of its obligations hereunder nor the consummation of the transactions contemplated hereby will (a) contravene any provision of the Articles of Organization or Operating Agreement of Kinergy; (b) violate, be in conflict with, constitute a default under, permit the termination of, cause the acceleration of the maturity of any debt or obligation of Kinergy under, require (except as disclosed on Schedule 6.6 hereto) the consent of any other party to, constitute a breach of, create a loss of a material benefit under, or result in the creation or imposition of any Lien, upon any property or assets of Kinergy under, any mortgage, indenture, lease, contract, agreement, instrument or commitment to which Kinergy is a party or by which it or any of its assets or properties may be bound; (c) to the knowledge of Kinergy, violate any statute or law or any judgment, decree, order, regulation or rule of any court or Governmental Body to which Kinergy or the Kinergy Business is subject or by which Kinergy, any of its assets or properties are bound; or (d) result in the loss of any license, privilege or certificate benefiting Kinergy or the Kinergy Business.

         6.7 CONSENTS AND APPROVALS. Except as set forth on Schedule 6.7 hereto, no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority or any other third party is required to be made or obtained by Kinergy in connection with the execution, delivery or performance of this Agreement.

         6.8 LITIGATION. There are Actions to which Kinergy is a party, including, without limitation, Actions for personal injury, products liability, wrongful death or other tortious conduct, or breach of warranty arising from or relating to materials, commodities, products or goods used, transferred, processed, manufactured, sold, distributed or shipped by Kinergy (a) involving or relating to Kinergy, or any its assets, properties or rights, or (b) pending, or, to Kinergy's knowledge, threatened, against Kinergy, or any of its assets, properties or rights, before any court, arbitrator or administrative or Governmental Body which, if adversely resolved, would have a material adverse effect on the Kinergy Business.

         6.9 KINERGY FINANCIAL STATEMENTS. Kinergy has previously delivered to Accessity the unaudited balance sheet of Kinergy as of December 31, 2003 and the related statements of income and changes in financial position or cash flows, as appropriate, for the period then ended (the "Unaudited 2003 Kinergy Financial Statements"), together with an unaudited balance sheet of Kinergy as of March 31, 2004 and the related statements of income and changes in financial position or cash flows, as appropriate, for the period then ended and, subsequent to the date hereof, Kinergy will deliver to Accessity the audited balance sheet of Kinergy as of December 31, 2003 and the related statements of income and changes in financial position or cash flows, as appropriate, for the period then ended (the "Audited 2003 Kinergy Financial Statements") (all such financial statements, excluding, upon delivery to Accessity of the Audited 2003 Kinergy Financial Statements, the Unaudited 2003 Kinergy Financial Statements, are hereinafter collectively referred to as the "Kinergy Financial Statements"). The Kinergy Financial Statements, together with the notes thereto, (i) were compiled from the books and records of Kinergy regularly maintained by management and used to prepare the financial statements of Kinergy, (ii) were prepared in accordance with GAAP consistently applied throughout the period then ended and all periods prior to that period; and (iii) present fairly and accurately the financial condition of Kinergy for the period or as of the dates thereof, subject, where appropriate, to normal year-end audit adjustments, in each case in accordance with GAAP consistently applied during the period covered.

         6.10 NO UNDISCLOSED LIABILITIES. Kinergy has, and on the Closing Date will have, no Liabilities other than those which (a) are fully reflected reserved against in the Kinergy Financial Statements, (b) have been incurred since March 31, 2004 in the ordinary course of business in amounts and for terms consistent, individually and in the aggregate, with the past practice of Kinergy or (c) have been specifically disclosed in the Schedules hereto by reference to the specific section of this Agreement to which such disclosure relates.

         6.11 TAXES AND TAX RETURNS. All of the tax returns and reports of Kinergy required by applicable law to be filed prior to the date hereof have been duly filed and all taxes shown as due thereon have been paid. There are in effect no waivers of the applicable statutes of limitations for any federal, state, local or foreign taxes for any period. No liability for any federal, state, local or foreign income, sales, use, withholding, payroll, franchise, real property or personal property taxes is pending, and there is no proposed liability for any such taxes to be imposed upon the properties or assets of Kinergy. Kinergy does not have any liability for any federal, state, local or foreign income, sales, use, withholding, payroll, franchise, real property or personal property taxes, assessments, amounts, interest or penalties of any nature whatsoever other than as shown on the March 31, 2004 Kinergy Financial Statements and there is no basis for any additional claim or assessment other than with respect to liabilities for taxes which may have accrued since the date of the March 31, 2004 Kinergy Financial Statements in the ordinary course of business and reserved against on the books and records of Kinergy compiled in accordance with generally accepted accounting principles which have been consistently applied to the Closing Date. The provisions for taxes reflected in the March 31, 2004 Kinergy Financial Statements are adequate for federal, state, county and local taxes for the period ended on December 31, 2003 and for all prior periods, whether disputed or undisputed. There are no present disputes about taxes of any nature payable by Kinergy.

Kinergy has never filed, and will not file on or before the Closing Date, any consent under section 341(f) of the Code. Kinergy's tax returns have never been audited by any taxation authority.

         6.12 ABSENCE OF CERTAIN CHANGES. Except as set forth on Schedule 6.12, since December 31, 2003, Kinergy has conducted the Kinergy Business only in the ordinary course and consistent with prior practices and has not:

                  (a) suffered any material adverse change in its condition (financial or otherwise), results of operations, assets, liabilities, reserves, the Kinergy Business, or operations;

                  (b) suffered any damage, destruction or loss, whether covered by insurance or not, materially adversely affecting the Kinergy Business, operations, assets, or condition (financial or otherwise);

                  (c) paid, discharged or satisfied any Liability or other expenses, other than the payment, discharge or satisfaction of the Liabilities described in Section 6.10 at the time the same were due and payable and in the ordinary course of business;

                  (d) paid or otherwise made any contribution to any profit-sharing or pension plan or other Employee Benefit Plan (as defined in Section 6.17 below);

                  (e) mortgaged or pledged, or permitted the imposition of any Lien upon, any of its properties or assets (real, personal or mixed, tangible or intangible), other than those incurred in the ordinary course of business or otherwise listed on Schedule 6.12 hereto;

                  (f) cancelled or compromised any debts, or waived or permitted to lapse any material claims or rights, or sold, assigned, transferred or otherwise disposed of, other than in the ordinary course, any of its properties or assets (real, personal or mixed, tangible or intangible);

                  (g) disposed of or permitted to lapse any rights to the use of any patent, registered trademark, service mark, trade name or copyright, or disposed of or disclosed to any person any trade secret, formula, process or know-how material to the Kinergy Business not theretofore a matter of public knowledge;

                  (h) except as disclosed on Schedule 6.12, granted any increase in the compensation of any officer, employee or consultant of Kinergy (including any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment) or any increase in the compensation payable or to become payable to any officer, employee or consultant;

                  (i) entered into any commitment or transaction not in the ordinary course of business or made any capital expenditure or commitment for any additions to property, plant or equipment, except commitments, transactions or capital expenditures which do not in any single case exceed $25,000 or in the aggregate exceed $50,000;

                  (j) made any change in any method of accounting or accounting practice (including, without limitation, any change in depreciation or amortization policies or rates);

                  (k) paid, loaned or advanced any amount to, or sold, transferred or leased any properties or assets (real, personal or mixed, tangible or intangible) to, or entered into any agreement or arrangement with, any of its officers, employees, members, or any family member or Affiliate of any of its officers, employees or members, or any officer, employee or member of any such Affiliate;

                  (l) declared, set aside, paid or made any distribution or payment in respect of the limited liability company membership interests of Kinergy, or any direct or indirect redemption, purchase or other acquisition of any of its limited liability company membership interests;

                  (m) knowingly waived or released any right or claim of Kinergy;

                  (n) received a commencement notice or, to the knowledge of Kinergy, received any threat of commencement, of any civil or criminal litigation, investigation or proceeding against Kinergy;

                  (o) experienced any labor trouble or, to the knowledge of Kinergy, received any claim of wrongful discharge or worker's compensation claim;

                  (p) agreed, whether in writing or otherwise, to take any action referred to in and prohibited by this Section 6.12; or

                  (q) become aware of any other event or condition that has had or would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, assets, liabilities, reserves, the Kinergy Business, the Kinergy Intellectual Property (as defined below) or the operations of Kinergy.

         6.13 TITLE TO PROPERTIES; ENCUMBRANCES.

                  (a) Kinergy has good and marketable title to all of its properties and assets (real, personal or mixed, tangible or intangible), including without limitation the Kinergy Intellectual Property. None of Kinergy's properties or assets is subject to any Lien, except for Permitted Liens (including the Liens set forth on Schedule 6.13), none of which adversely affects the Kinergy Business or the continued operations of Kinergy.

                  (b) All material property and assets (real, personal or mixed, tangible or intangible) used or required by Kinergy in the conduct of the Kinergy Business are fully owned by Kinergy (except to the extent of any Permitted Liens). All such property and assets, or the leases or licenses thereof, constitute all property, assets and contractual rights necessary for the conduct of the Kinergy Business as presently conducted.

         6.14 LEASES.

                  (a) Schedule 6.14 contains a true and complete list of:

                           (i) all leases pursuant to which Kinergy leases or
subleases any real property interests, whether as lessor, lessee, sublessor or sublessee;

                           (ii) all leases pursuant to which Kinergy leases any
type of personal property;

                           (iii) all leases pursuant to which Kinergy leases any
vehicles or related equipment; and

                           (iv) all leases pursuant to which Kinergy leases to
others any type of property.

                  (b) Each such lease described on Schedule 6.14 is the legal, valid and binding obligation of Kinergy and, to the knowledge of Kinergy, the other parties thereto, enforceable in accordance with their respective terms, and is in full force and effect. Kinergy is not in default under any such lease, and Kinergy has not received any notice from any person or entity asserting that Kinergy is in default under any such lease, and no events or circumstances exist which, with notice or the passage of time or both, would constitute a default under any such lease.

         6.15 INTELLECTUAL PROPERTY. Kinergy owns all right, title and interest in, or has the right to use, sell or license all patent applications, patents, trademark applications, trademarks, service marks, trade names, copyright applications, copyrights, trade secrets, know-how, technology, customer lists, proprietary processes and formulae, all source and object code, algorithms, inventions, development tools and all documentation and media constituting, describing or relating to the above, including, without limitation, manuals, memoranda and records and other intellectual property and proprietary rights used in or reasonably necessary or required for the conduct of its respective business as presently conducted (collectively, the "Kinergy Intellectual Property").

         6.16 COMPLIANCE WITH LAWS. Kinergy has not been charged with, and, to Kinergy's knowledge, Kinergy is not threatened with or under any investigation with respect to, any charge concerning any violation of any provision of any federal, state, local or foreign law, regulation, ordinance, order or administrative ruling affecting the Kinergy Business or Kinergy, and Kinergy is not in default with respect to any order, writ, injunction or decree of any court, agency or instrumentality affecting the Kinergy Business or Kinergy. To Kinergy's knowledge, Kinergy is not in violation of any federal, state, local or foreign law, ordinance or regulation or any other requirement of any Governmental Body or regulatory body, court or arbitrator applicable to the Kinergy Business or Kinergy which would have a material adverse effect on Kinergy or the Kinergy Business. Without limiting the generality of the foregoing, Kinergy is in compliance in all material respects with all Occupational Safety and Health Laws, including those rules and regulations promulgated by OSHA, except where such non-compliance would not have a material adverse effect on Kinergy or the Kinergy Business.

         6.17 EMPLOYEE BENEFIT PLANS.

                  (a) Schedule 6.17 contains a true and complete list and description of each pension, retirement, severance, welfare, profit-sharing, stock purchase, stock option, vacation, deferred compensation, bonus or other incentive plan, or other employee benefit program, arrangement, agreement or understanding, or medical, vision, dental or other health plan, or life insurance or disability plan, retiree medical or life insurance plan or any other employee benefit plans, including, without limitation, any "employee benefit plan" (as defined in Section 3(3) of ERISA), to which Kinergy contributes or is a party or by which it is bound or under which it may have liability and under which employees or former employees of Kinergy (or their beneficiaries) are eligible to participate or derive a benefit. Each employee benefit plan which is a "group health plan" (as such term is defined in Section 5000(b)(i) of the Code) satisfies the applicable requirements of Section 4980B of the Code. Except as described on Schedule 6.17, Kinergy has no formal plan or commitment, whether legally binding or not, to create any additional plan, practice or agreement or modify or change any existing plan, practice or agreement that would affect any of its employees or terminated employees. Benefits under all employee benefit plans are as represented and have not been and will not be increased subsequent to the date copies of such plans have been provided.

                  (b) Kinergy does not contribute to or have any obligation to contribute to, has not at any time contributed to or had an obligation to contribute to, sponsor or maintain, and has not at any time sponsored or maintained, a "multi-employer plan" (within the meaning of Section 3(37) of ERISA) for the benefit of employees or former employees of Kinergy.

                  (c) Kinergy has, in all material respects, performed all obligations, whether arising by operation of law, contract, or past custom, required to be performed under or in connection with the employee benefit plans disclosed on Schedule 6.17 (individually, a "Kinergy Employee Benefit Plan" and, collectively, the "Kinergy Employees Benefit Plans"), and Kinergy has no knowledge of any default or violation by any other party with respect thereto.

                  (d) There are no Actions, suits or claims (other than routine claims for benefits) pending, or, to Kinergy's knowledge, threatened, against any Kinergy Employee Benefit Plan or against the assets funding any Kinergy Employee Benefit Plan.

                  (e) Kinergy neither maintains nor contributes to any "employee welfare benefit" (as such term is defined in Section 3(i) of ERISA) plan which provides any benefits to retirees or former employees of Kinergy.

         6.18 EMPLOYMENT LAW MATTERS.

                  (a) Kinergy (i) is in material compliance with all applicable laws respecting employment, employment practices, terms and conditions of employment and wages and hours; (ii) is in material compliance with all applicable laws and regulations relating to the employment of aliens or similar immigration matters; and (iii) is not engaged in any unfair labor practice, including, but not limited to, discrimination or wrongful discharge.

                  (b) Kinergy has not at anytime during the last three (3) years had, nor to Kinergy's knowledge, is there now threatened, a strike, picket, work stoppage, work slowdown or other labor trouble, against or directly affecting Kinergy that had or would reasonably be expected to have a material adverse effect on the Kinergy Business or Kinergy.

                  (c) None of the employees of Kinergy is represented by a labor union, and no petition has been filed or proceedings instituted by any employee or group of employees with any labor relations board seeking recognition of a bargaining representative. Kinergy is not a party to any multi-employer collective bargaining agreement covering any of its employees.

                  (d) There are no controversies or disputes (including any union grievances or arbitration proceeding) pending, or, to Kinergy's knowledge, threatened, between Kinergy and any employees of Kinergy (or any union or other representative of such employees). No unfair labor practice complaints have been filed against Kinergy with the National Labor Relations Board or any other Governmental Body or administrative body, and Kinergy has not received any written notice or communication reflecting an intention or a threat to file any such complaint.

         6.19 CONTRACTS AND COMMITMENTS.

                  (a) Together with the leases set forth on Schedule 6.14, the insurance policies set forth on Schedule 6.23, and the Kinergy Employee Benefit Plans and commitments set forth on Schedule 6.17, Schedule 6.19 contains a true and complete list and description (stated without duplication), of:

                           (i) all contracts (including, without limitation,
letters of credit, and obligations for borrowed money) and commitments of Kinergy which are material to the operations, business, prospects or condition (financial or otherwise) of Kinergy;

                           (ii) all consulting agreements (whether written or
oral), regardless of amounts or duration;

                           (iii) all material contracts or commitments (whether
written or oral)
with distributors, brokers, manufacturer's representatives, sales representatives, service or warranty representatives, customers and other persons, firms, corporations or other entities engaged in the sale, distribution, service or repair of Kinergy's products;

                           (iv) all contracts relating to
construction-in-progress of capital assets; and (v) all joint venture, licensing, profit sharing, royalty or similar agreements or arrangements to which Kinergy is a party in any way associated with the manufacture, marketing, sale or distribution of any products or provision of any services of Kinergy.

                  (b) Kinergy has delivered to Accessity true and complete copies of all of the documents identified on Schedule 6.19 (collectively, the "Kinergy Material Contracts") and shall deliver true and complete copies of all such other agreements, instruments and documents as Accessity may reasonably request relating to the operation, ownership or conduct of the Kinergy Business.

                  (c) Kinergy is not a party to any written agreement that would restrict it from carrying on the Kinergy Business anywhere in the world.

                  (d) Kinergy is not a party to any "take-or-pay" contracts.

                  (e) Except as identified on Schedule 6.19, Kinergy is not a party to any employment agreements, arrangements and commitments, including severance or termination arrangements and commitments (whether written or oral), between Kinergy and any employees of Kinergy.

                  (f) Kinergy is not, and to the knowledge of Kinergy, no other party is, in default under or in breach or violation of, nor has Kinergy received notice of any asserted claim of default by Kinergy or by any other party under, or a breach or violation of, any of the Kinergy Material Contracts.

         6.20 NO BROKERS. Except as disclosed on Schedule 6.20, Kinergy is not obligated for the payment of fees or expenses of any investment banker, broker or finder in connection with the origin, negotiation or execution of this Agreement in connection with any exchange of stock transaction provided for herein.

         6.21 ENVIRONMENTAL MATTERS. Kinergy is in compliance in all material respects with all Environmental Laws. There is no Action pending before any court, Governmental Body or board or other forum or threatened by any person or entity (i) for noncompliance by Kinergy with any Environmental Law (ii) relating to the release into the environment by Kinergy of any pollutant, toxic or hazardous material or waste generated by Kinergy, whether or not occurring at or on a site owned, leased or operated by Kinergy. There has not been by Kinergy, nor to the knowledge of Kinergy has there been at all, any past, storage, disposal, generation, manufacture, refinement, transportation, production or treatment of any hazardous materials or substances at, upon or from the facilities occupied or used by Kinergy and any other real property presently or formerly owned by, used by or leased to or by Kinergy, any predecessor of Kinergy (collectively, the "Kinergy Property"). To the knowledge of Kinergy, neither Kinergy nor any properties owned or operated by Kinergy has been or is in violation or is otherwise liable under, any Environmental Law. To the knowledge of Kinergy, there are no asbestos-containing materials, underground storage tanks or polychlorinated biphenyls (PCBs) located on the Kinergy Property. To the knowledge of Kinergy, there has been no spill, discharge, leak, emission, injection, disposal, escape, dumping or release of any kind on, beneath or above the Kinergy Property or into the environment surrounding such Kinergy Property of any hazardous materials or substances in violation of any Environmental Law or requiring any remedial action. To the knowledge of Kinergy, Kinergy has all permits, registrations, approvals and licenses required by any Governmental Body under any Environmental Law to be obtained by Kinergy in connection with the conduct of the business of Kinergy as presently conducted.

         6.22 BANK ACCOUNTS. Schedule 6.22 sets forth the names and locations of all banks, trust companies, savings and loan associations, and other financial institutions at which Kinergy maintains accounts of any nature and the names of all persons authorized to draw thereon or make withdrawals therefrom.

         6.23 INSURANCE. Schedule 6.23 sets forth a true and complete list and description of (a) all of Kinergy's self-insurance practices and items covered by such self-insurance and (b) all policies of fire, liability, worker's compensation and other forms of insurance owned or held by Kinergy. No installment premiums are due under the policies set forth on Schedule 6.23 or, if installment premiums shall be due and owing under such policies prior to the Closing Date, such premiums shall have been paid up-to-date prior to the Closing Date. All such policies are in full force and effect, insure against risks and liabilities to the extent and in the manner deemed appropriate and sufficient by Kinergy in its reasonable business judgment, and Kinergy has not received any notice of cancellation with respect thereto. To Kinergy's knowledge, Kinergy is not in default with respect to any provision contained in any such policy and has not failed to give any notice or present any claim under any such policy in a timely fashion.

         6.24 SUPPLIERS AND CUSTOMERS. Kinergy does not have any knowledge that any supplier or customer or group of related suppliers or customers of Kinergy has canceled or otherwise terminated or threatened to cancel or otherwise terminate, its relationship with Kinergy, which termination would have a material adverse effect on the Kinergy Business or Kinergy, or that any such supplier or customer or group of related suppliers or customers expects to reduce its business with Kinergy by reason of the transactions contemplated by this Agreement or for any other reason whatsoever.

         6.25 LICENSES, PERMITS AND AUTHORIZATIONS. Kinergy has all necessary Permits for the use and ownership or leasing of its properties and assets as currently operated, used, owned or leased, except for such Permits as to which the lack thereof does not and would not have a material adverse effect on Kinergy or the Kinergy Business. All of the Permits are valid, in full force and effect and in good standing. Schedule 6.25 contains a true and complete list and description of all the Permits and Kinergy has previously delivered to Accessity true and complete copies of all such Permits identified in Schedule 6.25 and in effect as of the date hereof. There is no claim or Action pending, or, to Kinergy's knowledge, threatened, which disputes the validity of any such Permit or threatens to revoke, cancel, suspend or limit any such Permit.

         6.26 ACCOUNTS RECEIVABLE. All accounts receivable of Kinergy shown on the Kinergy Financial Statements and all accounts receivable created after March 31, 2004, subject to reserves created in the ordinary course of business on a basis consistent with the past practices and policies of Kinergy and otherwise in accordance with generally accepted accounting principles, (a) have been collected or (b) to Kinergy's knowledge, are valid and enforceable, arose from bona-fide sales to third parties in the ordinary course of business, and are collectible at the aggregate recorded amounts thereof on the books of Kinergy.

         6.27 CONDITION OF TANGIBLE ASSETS. Kinergy's facilities and tangible assets, including, without limitation, machinery, equipment, vehicles, furniture, plants and buildings, are in good operating condition and repair (ordinary wear and tear excepted) and are adequate for the uses to which they have been put by Kinergy in the ordinary course of business, except for parts or repairs of an immaterial nature in the aggregate, and Kinergy has not received any notice that any of such facilities or assets is in need of substantial maintenance or repair.

         6.28 DISCLOSURE. No representation or warranty of Kinergy in this Agreement (including, without limitation, the Schedules of Kinergy hereto) contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading.

                                   ARTICLE VII
              REPRESENTATIONS AND WARRANTIES OF THE KINERGY MEMBERS

         Each of the Kinergy Members, severally and not jointly, hereby represents and warrants to Accessity that the following representations and warranties are true and correct on and as of the date hereof:

         7.1 POWER AND AUTHORITY. Such Kinergy Member has full power and authority to enter into this Agreement, perform its respective obligations hereunder, and carry out the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of such Kinergy Member, enforceable against such Kinergy Member in accordance with its terms.

         7.2 NO VIOLATION. Neither the execution and delivery of this Agreement nor the performance by such Kinergy Member of its respective obligations hereunder nor the consummation of the transactions contemplated hereby will violate, or be in conflict with, or constitute a default under, any mortgage, indenture, lease, or any agreement, instrument or commitment to which such Kinergy Member is a party.

         7.3 TITLE; CONSENTS AND APPROVALS; NO CLAIMS. Such Kinergy Member is the owner, beneficially and of record, of its Kinergy Interests, free and clear of all liens, encumbrances, security agreements, options, claims, charges and restrictions. To such Kinergy Member's knowledge, no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority or any other third party is required to be made or obtained by such Kinergy Member in connection with the execution, delivery or performance of this Agreement. To such Kinergy Member's knowledge, there is no claim, action, litigation, suit, cause of action or other proceeding pending or threatened before any federal, state or local court, governmental agency or regulatory body against such Kinergy Member which seeks or may seek, directly or indirectly, (a) to invalidate or set aside, in whole or in part, this Agreement,
(b) to restrain, prohibit, invalidate or set aside, in whole or in part, the consummation of the transactions contemplated hereby or (c) to obtain substantial damages in connection therewith.

         7.4 SECURITIES LAW COMPLIANCE.

                  (a) Such Kinergy Member has a net worth sufficient to bear the economic risk (including the entire loss) of its investment made in the Accessity Exchange Shares;

                  (b) Such Kinergy Member is an "accredited investor," as such term is defined in Rule 501 of Regulation D promulgated under the rules and regulations of the Securities Act;

                  (c) Such Kinergy Member has adequate means of providing for its current cash needs and personal contingencies and has no need for liquidity in this investment in the Accessity Exchange Shares and has no reason to anticipate any change in its personal circumstances, financial or otherwise, which may cause or require any sale or distribution by such Kinergy Member or all or any part of the Accessity Exchange Shares acquired by it herein;

                  (d) by reason of such Kinergy Member's business or financial experience or the business or financial experience of such Kinergy Member's professional advisor(s) who are unaffiliated with and who are not compensated by Accessity or any affiliate or selling agent of Accessity, directly or indirectly, such Kinergy Member has the capacity to protect its own interests in connection with an investment in the Accessity Exchange Shares;

                  (e) Such Kinergy Member understands that he, she or it is acquiring Accessity Exchange Shares without being furnished any prospectus or offering circular, other than a copy of this

Agreement, a copy of the Proxy Statement (as defined in Section 11.6 below) and a copy of the Owner Disclosure Document (as defined in Section 11.7 below);

                  (f) No representations or warranties have been made to such Kinergy Member by Accessity or any employee or agent of Accessity and in entering into this Agreement, such Kinergy Member is not relying on any information, other than as a result of the independent investigation of Accessity by such Kinergy Member, and no guarantee of any profit or return on its investment made in the Accessity Exchange Shares has been made to such Kinergy Member;

                  (g) In evaluating the merits and risk of this investment, such Kinergy Member has relied on the advice of its personal tax advisor, investment advisor and/or legal counsel;

                  (h) Such Kinergy Member is aware that the Accessity Exchange Shares have not been registered or qualified, nor is registration or qualification contemplated, with the SEC under the Securities Act or any state securities law. Accordingly, the Accessity Exchange Shares may be sold or otherwise transferred or hypothecated only if they are subsequently registered or qualified under the Securities Act or applicable laws or if, in the opinion of counsel, an exemption from registration or qualification thereunder is available and the transaction will not jeopardize the availability of the exemptions under applicable federal and state securities laws relied upon by Accessity in connection with the offering in which such Kinergy Member acquired its Accessity Exchange Shares;

                  (i) Such Kinergy Member acknowledges that the Accessity Exchange Shares were not offered by means of any general solicitation or advertising;

                  (j) Such Kinergy Member is acquiring its Accessity Exchange Shares solely for its own account, for investment purposes only, and not with an intent to sell, or for resale in connection with any distribution of all or any portion of the Accessity Exchange Shares within the meaning of the Securities Act; and

                  (k) The address of such Kinergy Member furnished by such Kinergy Member at the end of this Agreement is the principal residence of such Kinergy Member, if such Kinergy Member is an individual, or the principal business address of such Kinergy Member, if such Kinergy Member is a business or other entity, and that all offers to such Kinergy Member have been made only in the state specified in such address.

                                  ARTICLE VIII
                   REPRESENTATIONS AND WARRANTIES OF REENERGY

         Reenergy hereby represents and warrants to Accessity that the following representations and warranties are true and correct on and as of the date hereof:

         8.1 ORGANIZATION AND GOOD STANDING. Reenergy is a limited liability company duly organized, validly existing and in good standing under the laws of the State of California, has the power and authority to own, operate and lease its properties and to carry on its business as now conducted, and is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (each such jurisdiction being listed on Schedule 8.1), except where the failure to be so qualified would not have a material adverse effect on Reenergy.

         8.2 CAPITALIZATION. The limited liability company membership interests of Reenergy are owned by the Reenergy Members as set forth in Exhibit D. No limited liability company membership interests of Reenergy are outstanding as of the date of this Agreement other than the Reenergy Interests set forth on Exhibit D. The Reenergy Interests have been duly authorized and validly issued, are fully paid and nonassessable, are not subject to any right of rescission and have been offered, issued, sold and delivered by Reenergy in compliance with all requirements of applicable laws.

         8.3 POWER AND AUTHORITY. Reenergy has full power and authority to enter into this Agreement, to perform its obligations hereunder and to carry out the transactions contemplated hereby. The execution and delivery of this Agreement, the performance by Reenergy of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by Reenergy and the Reenergy Majority Members as required by applicable law, Reenergy's Articles of Organization or Operating Agreement. This Agreement constitutes the legal, valid and binding obligation of Reenergy, enforceable against it in accordance with its terms.

         8.4 OPTIONS/RIGHTS. Except as set forth in Schedule 8.4, there are no
(i) options, warrants, calls, rights, commitments, conversion privileges or preemptive or other rights or agreements outstanding to purchase or otherwise acquire any limited liability company membership interests of Reenergy, (ii) securities or debt convertible into or exchangeable for Reenergy limited liability company membership interests or obligating Reenergy to grant, extend or enter into any such option, warrant, call, commitment, conversion privileges or preemptive or other right or agreement, or (iii) voting agreements, rights of first refusal, preemptive rights, co-sale rights, or other restrictions applicable to any outstanding limited liability company membership interests of Reenergy.

         8.5 SUBSIDIARIES. Reenergy does not have any subsidiaries or any equity interest, direct or indirect, in, or loans to, any corporation, partnership, joint venture, limited liability company or other business entity.

         8.6 NO VIOLATION. Neither the execution and delivery of this Agreement nor the performance by Reenergy of its obligations hereunder nor the consummation of the transactions contemplated hereby will (a) contravene any provision of the Articles of Organization or Operating Agreement of Reenergy;
(b) violate, be in conflict with, constitute a default under, permit the termination of, cause the acceleration of the maturity of any debt or obligation of Reenergy under, require (except as disclosed on Schedule 8.6 hereto) the consent of any other party to, constitute a breach of, create a loss of a material benefit under, or result in the creation or imposition of any Lien, upon any property or assets of Reenergy under, any mortgage, indenture, lease, contract, agreement, instrument or commitment to which Reenergy is a party or by which it or he or any of its or his respective assets or properties may be bound; (c) to the knowledge of Reenergy, violate any statute or law or any judgment, decree, order, regulation or rule of any court or Governmental Body to which Reenergy or the Reenergy Business is subject or by which Reenergy, any of its assets or properties are bound; or (d) result in the loss of any license, privilege or certificate benefiting Reenergy or the Reenergy Business.

         8.7 CONSENTS AND APPROVALS. Except as set forth on Schedule 8.7 hereto, no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority or any other third party is required to be made or obtained by Reenergy in connection with the execution, delivery or performance of this Agreement by Reenergy.

         8.8 LITIGATION. There are Actions to which Reenergy is a party, including, without limitation, Actions for personal injury, products liability, wrongful death or other tortious conduct, or breach of warranty arising from or relating to materials, commodities, products or goods used, transferred, processed, manufactured, sold, distributed or shipped by Reenergy (a) involving or relating to Reenergy, or any its assets, properties or rights, or (b) pending, or, to Reenergy's knowledge, threatened, against Reenergy or any of its assets, properties or rights, before any court, arbitrator or administrative or Governmental Body which, if adversely resolved, would have a material adverse effect on the Reenergy Business.

         8.9 REENERGY FINANCIAL STATEMENTS. Reenergy has previously delivered to Accessity the unaudited balance sheet of Reenergy as of December 31, 2003 and the related statements of income and changes in financial position or cash flows, as appropriate, for the period then ended (the "Unaudited 2003 Reenergy Financial Statements"), together with an unaudited balance sheet of Reenergy as of March 31, 2004 and the related statements of income and changes in financial position or cash flows, as appropriate, for the period then ended and, subsequent to the date hereof, Reenergy will deliver to Accessity the audited balance sheet of Reenergy as of December 31, 2003 and the related statements of income and changes in financial position or cash flows, as appropriate, for the period then ended (the "Audited 2003 Reenergy Financial Statements") (all such financial statements, excluding, upon delivery to Accessity of the Audited 2003 Reenergy Financial Statements, the Unaudited 2003 Reenergy Financial Statements, are hereinafter collectively referred to as the "Reenergy Financial Statements"). The Reenergy Financial Statements, together with the notes thereto, (i) were compiled from the books and records of Reenergy regularly maintained by management and used to prepare the financial statements of Reenergy, (ii) were prepared in accordance with GAAP consistently applied throughout the period then ended and all periods prior to that period; and (iii) present fairly and accurately the financial condition of Reenergy for the period or as of the dates thereof, subject, where appropriate, to normal year-end audit adjustments, in each case in accordance with GAAP consistently applied during the period covered.

         8.10 NO UNDISCLOSED LIABILITIES. Reenergy has, and on the Closing Date will have, no Liabilities other than those which (a) are fully reflected reserved against in the Reenergy Financial Statements, (b) have been incurred since March 31, 2004 in the ordinary course of business in amounts and for terms consistent, individually and in the aggregate, with the past practice of Reenergy or (c) have been specifically disclosed in the Schedules hereto by reference to the specific section of this Agreement to which such disclosure relates.

         8.11 TAXES AND TAX RETURNS. All of the tax returns and reports of Reenergy required by applicable law to be filed prior to the date hereof have been duly filed and all taxes shown as due thereon have been paid. There are in effect no waivers of the applicable statutes of limitations for any federal, state, local or foreign taxes for any period. No liability for any federal, state, local or foreign income, sales, use, withholding, payroll, franchise, real property or personal property taxes is pending, and there is no proposed liability for any such taxes to be imposed upon the properties or assets of Reenergy. Reenergy does not have any liability for any federal, state, local or foreign income, sales, use, withholding, payroll, franchise, real property or personal property taxes, assessments, amounts, interest or penalties of any nature whatsoever other than as shown on the March 31, 2004 Reenergy Financial Statements and there is no basis for any additional claim or assessment other than with respect to liabilities for taxes which may have accrued since the date of the March 31, 2004 Reenergy Financial Statements in the ordinary course of business and reserved against on the books and records of Reenergy compiled in accordance with generally accepted accounting principles which have been consistently applied to the Closing Date. The provisions for taxes reflected in the March 31, 2004 Reenergy Financial Statements are adequate for federal, state, county and local taxes for the period ended on December 31, 2003 and for all prior periods, whether disputed or undisputed. There are no present disputes about taxes of any nature payable by Reenergy. Reenergy has never filed, and will not file on or before the Closing Date, any consent under section 341(f) of the Code. Reenergy's tax returns have never been audited by any taxation authority.

         8.12 ABSENCE OF CERTAIN CHANGES. Except as set forth on Schedule 8.12, since December 31, 2003, Reenergy has conducted the Reenergy Business only in the ordinary course and consistent with prior practices and has not:

                  (a) suffered any material adverse change in its condition (financial or otherwise), results of operations, assets, liabilities, reserves, the Reenergy Business, or operations;

                  (b) suffered any damage, destruction or loss, whether covered by insurance or not, materially adversely affecting the Reenergy Business, operations, assets, or condition (financial or otherwise);

                  (c) paid, discharged or satisfied any Liability or other expenses, other than the payment, discharge or satisfaction of the Liabilities described in Section 8.10 at the time the same were due and payable and in the ordinary course of business;

                  (d) paid or otherwise made any contribution to any profit-sharing or pension plan or other Employee Benefit Plan (as defined in Section 8.17 below);

                  (e) mortgaged or pledged, or permitted the imposition of any Lien upon, any of its properties or assets (real, personal or mixed, tangible or intangible), other than those incurred in the ordinary course of business or otherwise listed on Schedule 8.12 hereto;

                  (f) cancelled or compromised any debts, or waived or permitted to lapse any material claims or rights, or sold, assigned, transferred or otherwise disposed of, other than in the ordinary course, any of its properties or assets (real, personal or mixed, tangible or intangible);

                  (g) disposed of or permitted to lapse any rights to the use of any patent, registered trademark, service mark, trade name or copyright, or disposed of or disclosed to any person any trade secret, formula, process or know-how material to the Reenergy Business not theretofore a matter of public knowledge;

                  (h) except as disclosed on Schedule 8.12, granted any increase in the compensation of any officer, employee or consultant of Reenergy (including any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment) or any increase in the compensation payable or to become payable to any officer, employee or consultant;

                  (i) entered into any commitment or transaction not in the ordinary course of business or made any capital expenditure or commitment for any additions to property, plant or equipment, except commitments, transactions or capital expenditures which do not in any single case exceed $25,000 or in the aggregate exceed $50,000;

                  (j) made any change in any method of accounting or accounting practice (including, without limitation, any change in depreciation or amortization policies or rates);

                  (k) paid, loaned or advanced any amount to, or sold, transferred or leased any properties or assets (real, personal or mixed, tangible or intangible) to, or entered into any agreement or arrangement with, any of its officers, employees, members, or any family member or Affiliate of any of its officers, employees or members, or any officer, employee or member of any such Affiliate;

                  (l) declared, set aside, paid or made any distribution or payment in respect of the limited liability company membership interests of Reenergy, or any direct or indirect redemption, purchase or other acquisition of any of its limited liability company membership interests;

                  (m) knowingly waived or released any right or claim of Reenergy;

                  (n) received a commencement notice or, to the knowledge of Reenergy, received any threat of commencement, of any civil or criminal litigation, investigation or proceeding against Reenergy;

                  (o) experienced any labor trouble or, to the knowledge of Reenergy, received any claim of wrongful discharge or worker's compensation claim;

                  (p) agreed, whether in writing or otherwise, to take any action referred to in and prohibited by this Section 8.12; or

                  (q) become aware of any other event or condition that has had or would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, assets, liabilities, reserves, the Reenergy Business, the Reenergy Intellectual Property (as defined below) or the operations of Reenergy.

         8.13 TITLE TO PROPERTIES; ENCUMBRANCES.

                  (a) Reenergy has good and marketable title to all of its properties and assets (real, personal or mixed, tangible or intangible), including without limitation the Reenergy Intellectual Property. None of Reenergy's properties or assets is subject to any Lien, except Permitted Liens (including the Liens set forth on Schedule 8.13), none of which adversely affects the Reenergy Business or the continued operations of Reenergy.

                  (b) All material property and assets (real, personal or mixed, tangible or intangible) used or required by Reenergy in the conduct of the Reenergy Business are fully owned by Reenergy (except to the extent of any Permitted Liens). All such property and assets, or the leases or licenses thereof, constitute all property, assets and contractual rights necessary for the conduct of the Reenergy Business.

         8.14 LEASES.

                  (a) Schedule 8.14 contains a true and complete list of:

                           (i) all leases pursuant to which Reenergy leases or
subleases any real property interests, whether as lessor, lessee, sublessor or sublessee;

                           (ii) all leases pursuant to which Reenergy leases any
type of personal property;

                           (iii) all leases pursuant to which Reenergy leases
any vehicles or related equipment; and

                           (iv) all leases pursuant to which Reenergy leases to
others any type of property.

                  (b) Each such lease described on Schedule 8.14 is the legal, valid and binding obligation of Reenergy and, to the knowledge of Reenergy, the other parties thereto, enforceable in accordance with their respective terms, and is in full force and effect. Reenergy is not in default under any such lease, and Reenergy has not received any notice from any person or entity asserting that Reenergy is in default under any such lease, and no events or circumstances exist which, with notice or the passage of time or both, would constitute a default under any such lease.

         8.15 INTELLECTUAL PROPERTY. Reenergy owns all right, title and interest in, or has the right to use, sell or license all patent applications, patents, trademark applications, trademarks, service marks, trade names, copyright applications, copyrights, trade secrets, know-how, technology, customer lists, proprietary processes and formulae, all source and object code, algorithms, inventions, development tools and all documentation and media constituting, describing or relating to the above, including, without limitation, manuals, memoranda and records and other intellectual property and proprietary rights used in or reasonably necessary or required for the conduct of its respective business as presently conducted (collectively, the "Reenergy Intellectual Property").

         8.16 COMPLIANCE WITH LAWS. Reenergy has not been charged with, and, to Reenergy's knowledge, Reenergy is not threatened with or under any investigation with respect to, any charge concerning any violation of any provision of any federal, state, local or foreign law, regulation, ordinance, order or administrative ruling affecting the Reenergy Business or Reenergy, and Reenergy is not in default with respect to any order, writ, injunction or decree of any court, agency or instrumentality affecting the Reenergy Business or Reenergy. To Reenergy's knowledge, Reenergy is not in violation of any federal, state, local or foreign law, ordinance or regulation or any other requirement of any Governmental Body or regulatory body, court or arbitrator applicable to the Reenergy Business or Reenergy which would have a material adverse effect on Reenergy or the Reenergy Business. Without limiting the generality of the foregoing, Reenergy is in compliance in all material respects with all Occupational Safety and Health Laws, including those rules and regulations promulgated by OSHA, except where such non-compliance would not have a material adverse effect on Reenergy or the Reenergy Business.

         8.17 EMPLOYEE BENEFIT PLANS.

                  (a) Schedule 8.17 contains a true and complete list and description of each pension, retirement, severance, welfare, profit-sharing, stock purchase, stock option, vacation, deferred compensation, bonus or other incentive plan, or other employee benefit program, arrangement, agreement or understanding, or medical, vision, dental or other health plan, or life insurance or disability plan, retiree medical or life insurance plan or any other employee benefit plans, including, without limitation, any "employee benefit plan" (as defined in Section 3(3) of ERISA), to which Reenergy contributes or is a party or by which it is bound or under which it may have liability and under which employees or former employees of Reenergy (or their beneficiaries) are eligible to participate or derive a benefit. Each employee benefit plan which is a "group health plan" (as such term is defined in Section 5000(b)(i) of the Code) satisfies the applicable requirements of Section 4980B of the Code. Except as described on Schedule 8.17, Reenergy has no formal plan or commitment, whether legally binding or not, to create any additional plan, practice or agreement or modify or change any existing plan, practice or agreement that would affect any of its employees or terminated employees. Benefits under all employee benefit plans are as represented and have not been and will not be increased subsequent to the date copies of such plans have been provided.

                  (b) Reenergy does not contribute to or have any obligation to contribute to, has not at any time contributed to or had an obligation to contribute to, sponsor or maintain, and has not at any time sponsored or maintained, a "multi-employer plan" (within the meaning of Section 3(37) of ERISA) for the benefit of employees or former employees of Reenergy.

                  (c) Reenergy has, in all material respects, performed all obligations, whether arising by operation of law, contract, or past custom, required to be performed under or in connection with the employee benefit plans disclosed on Schedule 8.17 (individually, a "Reenergy Employee Benefit Plan" and, collectively, the "Reenergy Employees Benefit Plans"), and Reenergy has no knowledge of any default or violation by any other party with respect thereto.

                  (d) There are no Actions, suits or claims (other than routine claims for benefits) pending, or, to Reenergy's knowledge, threatened, against any Reenergy Employee Benefit Plan or against the assets funding any Reenergy Employee Benefit Plan.

                  (e) Reenergy neither maintains nor contributes to any "employee welfare benefit" (as such term is defined in Section 3(i) of ERISA) plan which provides any benefits to retirees or former employees of Reenergy.

         8.18 EMPLOYMENT LAW MATTERS.

                  (a) Reenergy (i) is in material compliance with all applicable laws respecting employment, employment practices, terms and conditions of employment and wages and hours; (ii) is in material compliance with all applicable laws and regulations relating to the employment of aliens or similar immigration matters; and (iii) is not engaged in any unfair labor practice, including, but not limited to, discrimination or wrongful discharge.

                  (b) Reenergy has not at anytime during the last three (3) years had, nor to Reenergy's knowledge, is there now threatened, a strike, picket, work stoppage, work slowdown or other labor trouble, against or directly affecting Reenergy that had or would reasonably be expected to have a material adverse effect on the Reenergy Business or Reenergy.

                  (c) None of the employees of Reenergy is represented by a labor union, and no petition has been filed or proceedings instituted by any employee or group of employees with any labor relations board seeking recognition of a bargaining representative. Reenergy is not a party to any multi-employer collective bargaining agreement covering any of its employees.

                  (d) There are no controversies or disputes (including any union grievances or arbitration proceeding) pending, or, to Reenergy's knowledge, threatened, between Reenergy and any employees of Reenergy (or any union or other representative of such employees). No unfair labor practice complaints have been filed against Reenergy with the National Labor Relations Board or any other Governmental Body or administrative body, and Reenergy has not received any written notice or communication reflecting an intention or a threat to file any such complaint.

         8.19 CONTRACTS AND COMMITMENTS.

                  (a) Together with the leases set forth on Schedule 8.14, the insurance policies set forth on Schedule 8.23, and the Reenergy Employee Benefit Plans and commitments set forth on Schedule 8.17, Schedule 8.19 contains a true and complete list and description (stated without duplication), of:

                           (i) all contracts (including, without limitation,
letters of credit, and obligations for borrowed money) and commitments of Reenergy which are material to the operations, business, prospects or condition (financial or otherwise) of Reenergy;

                           (ii) all consulting agreements (whether written or
oral), regardless of amounts or duration;

                           (iii) all material contracts or commitments (whether
written or oral) with distributors, brokers, manufacturer's representatives, sales representatives, service or warranty representatives, customers and other persons, firms, corporations or other entities engaged in the sale, distribution, service or repair of Reenergy's products;

                           (iv) all contracts relating to
construction-in-progress of capital assets; and

                           (v) all joint venture, licensing, profit sharing,
royalty or similar agreements or arrangements to which Reenergy is a party in any way associated with the manufacture, marketing, sale or distribution of any products or provision of any services of Reenergy.

                  (b) Reenergy has delivered to Accessity true and complete copies of all of the documents identified on Schedule 8.19 (collectively, the "Reenergy Material Contracts") and shall deliver true and complete copies of all such other agreements, instruments and documents as Accessity may reasonably request relating to the operation, ownership or conduct of the Reenergy Business.

                  (c) Reenergy is not a party to any written agreement that would restrict it from carrying on the Reenergy Business anywhere in the world.

                  (d) Reenergy is not a party to any "take-or-pay" contracts.

                  (e) Except as identified on Schedule 8.19, Reenergy is not a party to any employment agreements, arrangements and commitments, including severance or termination arrangements and commitments (whether written or oral), between Reenergy and any employees of Reenergy.

                  (f) Reenergy is not, and to the knowledge of Reenergy, no other party is, in default under or in breach or violation of, nor has Reenergy received notice of any asserted claim of default by Reenergy or by any other party under, or a breach or violation of, any of the Reenergy Material Contracts.

         8.20 NO BROKERS. Except as disclosed on Schedule 8.20, Reenergy is not obligated for the payment of fees or expenses of any investment banker, broker or finder in connection with the origin, negotiation or execution of this Agreement in connection with any exchange of stock transaction provided for herein.

         8.21 ENVIRONMENTAL MATTERS. Reenergy is in compliance in all material respects with all Environmental Laws. There is no Action pending before any court, Governmental Body or board or other forum or threatened by any person or entity (i) for noncompliance by Reenergy with any Environmental Law (ii) relating to the release into the environment by Reenergy of any pollutant, toxic or hazardous material or waste generated by Reenergy, whether or not occurring at or on a site owned, leased or operated by Reenergy. There has not been by Reenergy, nor to the knowledge of Reenergy has there been at all, any past, storage, disposal, generation, manufacture, refinement, transportation, production or treatment of any hazardous materials or substances at, upon or from the facilities occupied or used by Reenergy and any other real property presently or formerly owned by, used by or leased to or by Reenergy, any predecessor of Reenergy (collectively, the "Reenergy Property"). To the knowledge of Reenergy, neither Reenergy nor any properties owned or operated by Reenergy has been or is in violation or is otherwise liable under, any Environmental Law. To the knowledge of Reenergy, there are no asbestos-containing materials, underground storage tanks or polychlorinated biphenyls (PCBs) located on the Reenergy Property. To the knowledge of Reenergy, there has been no spill, discharge, leak, emission, injection, disposal, escape, dumping or release of any kind on, beneath or above the Reenergy Property or into the environment surrounding such Reenergy Property of any hazardous materials or substances in violation of any Environmental Law or requiring any remedial action. To the knowledge of Reenergy, Reenergy has all permits, registrations, approvals and licenses required by any Governmental Body under any Environmental Law to be obtained by Reenergy in connection with the conduct of the business of Reenergy as presently conducted.

         8.22 BANK ACCOUNTS. Schedule 8.22 sets forth the names and locations of all banks, trust companies, savings and loan associations, and other financial institutions at which Reenergy maintains accounts of any nature and the names of all persons authorized to draw thereon or make withdrawals therefrom.

         8.23 INSURANCE. Schedule 8.23 sets forth a true and complete list and description of (a) all of Reenergy's self-insurance practices and items covered by such self-insurance and (b) all policies of fire, liability, worker's compensation and other forms of insurance owned or held by Reenergy. No installment premiums are due under the policies set forth on Schedule 8.23 or, if installment premiums shall be due and owing under such policies prior to the Closing Date, such premiums shall have been paid up-to-date prior to the Closing Date. All such policies are in full force and effect, insure against risks and liabilities to the extent and in the manner deemed appropriate and sufficient by Reenergy in its reasonable business judgment, and Reenergy has not received any notice of cancellation with respect thereto. To Reenergy's knowledge, Reenergy is not in default with respect to any provision contained in any such policy and has not failed to give any notice or present any claim under any such policy in a timely fashion.

         8.24 SUPPLIERS AND CUSTOMERS. Reenergy does not have any knowledge that any supplier or customer or group of related suppliers or customers of Reenergy has canceled or otherwise terminated or threatened to cancel or otherwise terminate, its relationship with Reenergy, which termination would have a material adverse effect on the Reenergy Business or Reenergy, or that any such supplier or customer or group of related suppliers or customers expects to reduce its business with Reenergy by reason of the transactions contemplated by this Agreement or for any other reason whatsoever.

         8.25 LICENSES, PERMITS AND AUTHORIZATIONS. Reenergy has all necessary Permits for the use and ownership or leasing of its properties and assets as currently operated, used, owned or leased, except for such Permits as to which the lack thereof does not and would not have a material adverse effect on Reenergy or the Reenergy Business. All of the Permits are valid, in full force and effect and in good standing. Schedule 8.25 contains a true and complete list and description of all the Permits. There is no claim or Action pending, or, to Reenergy's knowledge, threatened, which disputes the validity of any such Permit or threatens to revoke, cancel, suspend or limit any such Permit.

         8.26 ACCOUNTS RECEIVABLE. All accounts receivable of Reenergy shown on the Reenergy Financial Statements and all accounts receivable created after March 31, 2004, subject to reserves created in the ordinary course of business on a basis consistent with the past practices and policies of Reenergy and otherwise in accordance with generally accepted accounting principles, (a) have been collected or (b) to Reenergy's knowledge, are valid and enforceable, arose from bona-fide sales to third parties in the ordinary course of business, and are collectible at the aggregate recorded amounts thereof on the books of Reenergy.

         8.27 CONDITION OF TANGIBLE ASSETS. Reenergy's facilities and tangible assets, including, without limitation, machinery, equipment, vehicles, furniture, plants and buildings, are in good operating condition and repair (ordinary wear and tear excepted) and are adequate for the uses to which they have been put by Reenergy in the ordinary course of business, except for parts or repairs of an immaterial nature in the aggregate, and Reenergy has not received any notice that any of such facilities or assets is in need of substantial maintenance or repair.

         8.28 DISCLOSURE. No representation or warranty of Reenergy in this Agreement (including, without limitation, the Schedules of Reenergy hereto) contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading.

                                   ARTICLE IX
             REPRESENTATIONS AND WARRANTIES OF THE REENERGY MEMBERS

         Each of the Reenergy Members, severally and not jointly, hereby represents and warrants to Accessity that the following representations and warranties are true and correct on and as of the date hereof:

         9.1 POWER AND AUTHORITY. Such Reenergy Member has full power and authority to enter into this Agreement, perform its respective obligations hereunder, and carry out the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of such Reenergy Member, enforceable against such Reenergy Member in accordance with its terms.

         9.2 NO VIOLATION. Neither the execution and delivery of this Agreement nor the performance by such Reenergy Member of its respective obligations hereunder nor the consummation of the transactions contemplated hereby will violate, or be in conflict with, or constitute a default under, any mortgage, indenture, lease, or any agreement, instrument or commitment to which such Reenergy Member is a party.

         9.3 TITLE; CONSENTS AND APPROVALS; NO CLAIMS. Such Reenergy Member is the owner, beneficially and of record, of its Reenergy Interests, free and clear of all liens, encumbrances, security agreements, options, claims, charges and restrictions. To such Reenergy Member's knowledge, no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority or any other third party is required to be made or obtained by such Reenergy Member in connection with the execution, delivery or performance of this Agreement. To such Reenergy Member's knowledge, there is no claim, action, litigation, suit, cause of action or other proceeding pending or threatened before any federal, state or local court, governmental agency or regulatory body against such Reenergy Member which seeks or may seek, directly or indirectly, (a) to invalidate or set aside, in whole or in part, this Agreement, (b) to restrain, prohibit, invalidate or set aside, in whole or in part, the consummation of the transactions contemplated hereby or (c) to obtain substantial damages in connection therewith.

         9.4 SECURITIES LAW COMPLIANCE.

                  (a) Such Reenergy Member has a net worth sufficient to bear the economic risk (including the entire loss) of its investment made in the Accessity Exchange Shares;

                  (b) Such Reenergy Member is an "accredited investor," as such term is defined in Rule 501 of Regulation D promulgated under the rules and regulations of the Securities Act (except in regard to Celilo Group, a member of Kinergy Resources, LLC, and Tom Koehler, a Reenergy Member, each of whom shall be provided with an Owner Disclosure Document (as defined in Section 11.7 below) that is in compliance with paragraph (b)(2) of Rule 502 of Regulation D promulgated under the Securities Act);

                  (c) Such Reenergy Member has adequate means of providing for its current cash needs and personal contingencies and has no need for liquidity in this investment in the Accessity Exchange Shares and has no reason to anticipate any change in its personal circumstances, financial or otherwise, which may cause or require any sale or distribution by such Reenergy Member or all or any part of the Accessity Exchange Shares acquired by it herein;

                  (d) by reason of such Reenergy Member's business or financial experience or the business or financial experience of such Reenergy Member's professional advisor(s) who are unaffiliated with and who are not compensated by Accessity or any affiliate or selling agent of Accessity, directly or indirectly, such Reenergy Member has the capacity to protect its own interests in connection with an investment in the Accessity Exchange Shares;

                  (e) Such Reenergy Member understands that he, she or it is acquiring Accessity Exchange Shares without being furnished any prospectus or offering circular, other than a copy of this Agreement, a copy of the Proxy Statement (as defined in Section 11.6 below) and a copy of the Owner Disclosure Document (as defined in Section 11.7 below);

                  (f) No representations or warranties have been made to such Reenergy Member by Accessity or any employee or agent of Accessity and in entering into this Agreement, such Reenergy Member is not relying on any information, other than as a result of the independent investigation of Accessity by such Reenergy Member, and no guarantee of any profit or return on its investment made in the Shares has been made to such Reenergy Member;

                  (g) In evaluating the merits and risk of this investment, such Reenergy Member has relied on the advice of its personal tax advisor, investment advisor and/or legal counsel;

                  (h) Such Reenergy Member is aware that the Accessity Exchange Shares have not been registered or qualified, nor is registration or qualification contemplated, with the SEC under the Securities Act or any state securities law. Accordingly, the Accessity Exchange Shares may be sold or otherwise transferred or hypothecated only if they are subsequently registered or qualified under the Securities Act or applicable laws or if, in the opinion of counsel, an exemption from registration or qualification thereunder is available and the transaction will not jeopardize the availability of the exemptions under applicable federal and state securities laws relied upon by Accessity in connection with the offering in which such Reenergy Member acquired its Accessity Exchange Shares;

                  (i) Such Reenergy Member acknowledges that the Accessity Exchange Shares were not offered by means of any general solicitation or advertising;

                  (j) Such Reenergy Member is acquiring its Accessity Exchange Shares solely for its own account, for investment purposes only, and not with an intent to sell, or for resale in connection with any distribution of all or any portion of the Accessity Exchange Shares within the meaning of the Securities Act; and

                  (k) The address of such Reenergy Member furnished by such Reenergy Member at the end of this Agreement is the principal residence of such Reenergy Member, if such Reenergy Member is an individual, or the principal business address of such Reenergy Member, if such Reenergy Member is a business or other entity, and that all offers to such Reenergy Member have been made only in the state specified in such address.

                                    ARTICLE X
                   REPRESENTATIONS AND WARRANTIES OF ACCESSITY

         Accessity hereby represents and warrants that, except as disclosed herein or set forth on its Schedules attached hereto:

         10.1 DUE ORGANIZATION, AUTHORIZATION AND VALIDITY. Accessity is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all necessary power, legal capacity and authority to (i) conduct its business in the manner in which its business is currently being conducted and to own and use its assets in the manner in which its assets are currently owned and used and (ii) enter into and perform its obligations under this Agreement and under all contracts, agreements and instruments to which it is a party or by which it or its assets or properties are subject or bound. This Agreement and the consummation of the transactions contemplated hereby has been duly and validly approved by the Board of Directors of Accessity. This Agreement constitutes the legal, valid and binding obligation of Accessity, enforceable against it in accordance with its terms.

         10.2 ABSENCE OF CERTAIN CHANGES. Since December 31, 2003, there has not been any change in the financial condition, properties, assets, liabilities, business or results of operations of Accessity, which change by itself or in conjunction with all other such changes, whether or not arising in the ordinary course of business, has had or can reasonably be expected to have a material adverse effect on Accessity.

         10.3 NO BROKERS. Accessity is not obligated for the payment of fees or expenses of any investment banker, broker or finder in connection with the origin, negotiation or execution of this Agreement in connection with the exchange of stock transaction provided for herein.

         10.4 SEC FILINGS; FINANCIAL STATEMENTS.

                  (a) Accessity has delivered to each of the Acquired Companies accurate and complete copies (excluding copies of exhibits) of each report, registration statements (on a form other than Form S-8) and definitive proxy statement required to be filed with the SEC by Accessity with the SEC between January 1, 2002 and the date of this Agreement (collectively, the "Accessity SEC Documents"). As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the Accessity SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be); and (ii) none of the Accessity SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All of the Accessity SEC Documents were timely filed, unless a filing under Rule 12b-25 of the Exchange Act was timely filed, in which case the applicable filing was made within the time period prescribed in Rule 12b-25.

                  (b) The consolidated financial statements contained in the Accessity SEC Documents: (i) complied as to form in all material respect with the then applicable accounting requirements and with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP throughout the periods covered, except as may be indicated in the notes to such financial statements and (in the case of unaudited statements) as permitted by Form 10-Q or Form 10-QSB, as applicable, and except that unaudited financial statements may not contain footnotes and are subject to year-end audit adjustments; and (iii) fairly present the consolidated financial position of Accessity and its subsidiaries as of the respective dates thereof and the consolidated results of operations of Accessity and its subsidiaries for the period covered thereby.

         10.5 VALID ISSUANCE. The Accessity Exchange Shares to be issued in the Share Exchange will, when issued in accordance with the provisions of this Agreement, be validly issued, fully paid and nonassessable.

         10.6 DISCLOSURE. None of the information in the Proxy Statement (as defined in Section 11.6 below) will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder, except that no representation or warranty is made by Accessity with respect to statements made therein based on information supplied by any of the Acquired Companies for inclusion in the Proxy Statement.

         10.7 COMPLIANCE WITH APPLICABLE LAWS. The business of Accessity and the businesses of the Accessity Subsidiaries (as defined below) are not being conducted in violation of any law, ordinance, regulation, rule or order of any Governmental Body where such violation would have a material adverse effect. Accessity has not been notified by any Governmental Body that any investigation or review with respect to Accessity or any of the Accessity Subsidiaries is pending or threatened, nor has any Governmental Body notified Accessity of its intention to conduct the same. Accessity and the Accessity Subsidiaries Exchange Shares to be issued in the Share Exchange will, when issued in accordance with the provisions of this Agreement, be validly issued, fully paid and nonassessable.

         10.8 NO CONFLICT. Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby or thereby nor compliance with the provisions hereof or thereof will: (i) conflict with, or result in any violations of, or cause a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in, or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Accessity or any of the Accessity Subsidiaries under, any term, condition or provision of (x) the articles of incorporation or bylaws of Accessity or any of the Accessity Subsidiaries or (y) any loan or credit agreement, note, bond, mortgage, indenture, lease or other material agreement, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Accessity or any of the Accessity Subsidiaries or their respective properties or assets, other than any such conflicts, violations, defaults, losses, liens, security interests, charges, or encumbrances which, individually or in the aggregate, would not have a material adverse effect on Accessity or the business of Accessity; or (ii) require the affirmative vote of the holders of greater than a majority of the issued and outstanding shares of the common stock of Accessity.

         10.9 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Body, is required to be obtained by Accessity in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for: (i) the filing with the SEC of (x) the Proxy Statement relating to the Accessity Shareholders' Meeting (as defined in Section
11.6 below), and (y) such reports and information under the Exchange Act and the rules and regulations promulgated by the SEC thereunder, as may be required in connection with this Agreement and the transactions contemplated hereby; (ii) such filings, authorizations, orders and approvals as may be required under state "control share acquisition," "anti-takeover" or other similar statutes and regulations (collectively, "State Takeover Laws"); (iii) such filings, authorizations, order and approvals as may be required under foreign laws, state securities laws and the Bylaws of the National Association of Securities Dealers, Inc. ("NASD"); (iv) such filings and notifications (if any) as may be necessary under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended ("HSR Act"); and (v) where the failure to obtain such consents, approvals, etc., would not prevent or delay the consummation of the Share Exchange or otherwise prevent Accessity from performing its obligations under this Agreement and would not reasonably be expected to have a material adverse effect on Accessity or the business of Accessity.

                                   ARTICLE XI
               CERTAIN OBLIGATIONS OF THE PARTIES PRIOR TO CLOSING

         Accessity and the Acquired Companies hereby covenant as follows:

         11.1 ACCESS TO ACCESSITY PRIOR TO CLOSING. Accessity shall afford the Acquired Companies and their respective counsel, accountants, investment bankers, investors and other authorized agents and representatives (their "Advisors") reasonable access during normal business hours to Accessity's properties, books, records and personnel in order that the Acquired Companies and their respective Advisors may have the opportunity to make such reasonable investigations as they shall desire to make of the affairs of Accessity. Accessity shall furnish, or shall cause its accountants to furnish, such additional financial and operating data and other information as any of the Acquired Companies or any of their Advisors shall from time to time reasonably request, including, without limitation, all financial and operating data as shall be necessary for verification of the accuracy of the financial statements of Accessity. Accessity shall, upon the reasonable request of any of the Acquired Companies, assist the Acquired Companies and their respective Advisors in contacting and communicating with suppliers, customers, employees and Advisors of Accessity.

         11.2 ACCESS TO ACQUIRED COMPANIES PRIOR TO CLOSING. Each Acquired Company shall afford Accessity and the other Acquired Companies and their respective Advisors reasonable access during normal business hours to such Acquired Company's properties, books, records and personnel in order that Accessity and the other Acquired Companies and their respective Advisors may have the opportunity to make such reasonable investigations as they shall desire to make of the affairs of such Acquired Company. Each Acquired Company shall furnish, or shall cause its accountants to furnish, such additional financial and operating data and other information as Accessity or any of the other Acquired

Companies or any of their respective Advisors shall from time to time reasonably request, including, without limitation, all financial and operating data as shall be necessary for verification of the accuracy of the financial statements of such Acquired Company. Such Acquired Company shall, upon the reasonable request of Accessity or any of the other Acquired Companies, assist Accessity and the Acquired Companies and their respective Advisors in contacting and communicating with suppliers, customers, employees and Advisors of such Acquired Company.

         11.3 CONFIDENTIALITY PRIOR TO CLOSING. Except as required by law or any securities exchange, and subject to Section 17.1 below, each party hereto shall, and shall cause its officers and Advisors to, hold in strict confidence, and not disclose to others (except its Advisors) for any reason whatsoever, without the prior written consent of the other party, any nonpublic information received by it from the other party in connection with the transactions contemplated hereby and will not use such information for any purpose in the event that no Closing occurs under this Agreement. No party hereto shall communicate, directly or indirectly, to any third party other than their respective employees, agents and Advisors any of the terms, conditions and other aspects of this Agreement and the negotiation and preparation hereof until the Closing has occurred or the negotiations between the parties has terminated.

         11.4 CONDUCT PRIOR TO CLOSING DATE. Except as otherwise contemplated by this Agreement, prior to the Closing Date:

                  (a) PEI shall:

                           (i) conduct the PEI Business and operations of PEI
only in the ordinary course, including, without limitation, maintaining inventories at levels not in excess of those consistent with past practices;

                           (ii) maintain the properties and assets of PEI in
good condition and repair and not dispose of any of its assets except in the ordinary course of business consistent with past practices, perform its obligations under all agreements to which it is a party or by which it or any of its assets or properties are bound and maintain all of its Permits in good standing;

                           (iii) continue in effect the policies of insurance
(or similar coverage) referred to in Section 4.23;

                           (iv) not borrow any money except for amounts that are
not in the aggregate material to the financial condition of PEI;

                           (v) use its commercially reasonable efforts to keep
available the services of the present employees of PEI;

                           (vi) not declare, set aside or pay any cash or stock
dividend or other distribution in respect of capital stock, or redeem or otherwise acquire any of its capital stock;

                           (vii) maintain and preserve the goodwill of the
suppliers, customers and others having business relations with PEI;

                           (viii) not lend any amount to any person or entity,
other than advances for travel and expenses which are incurred in the ordinary course of business consistent with past practices, not material in amount and documented by receipts for the claim amounts;

                           (ix) not guarantee or act as a surety for any
obligation except for obligations in amounts that are not material;

                           (x) not waive or release any right or claim except
for the waiver or release of non-material claims in the ordinary course of business consistent with past practices;

                           (xi) not issue or sell any shares of its capital
stock of any class (except upon the exercise of a bona fide option, warrant or other right to acquire such capital stock currently outstanding or conversion of any currently outstanding securities which are by their terms convertible in shares of its capital stock), or any other of its securities, or issue or create any warrants, obligations, subscriptions, options, convertible securities or other commitments to issue shares of capital stock, or accelerate the vesting of any outstanding option or other security;

                           (xii) not split or combine the outstanding shares of
its capital stock of any class or enter into any recapitalization or agreement affecting the number or rights of outstanding shares of its capital stock of any class or affecting any other of its securities;

                           (xiii) not form, merge, consolidate or reorganize
with, or acquire, any entity; or

                           (xiv) not amend its articles of incorporation or
bylaws.

                  (b) Kinergy shall:

                           (i) conduct the Kinergy Business and operations of
Kinergy only in the ordinary course, including, without limitation, maintaining inventories at levels not in excess of those consistent with past practices;

                           (ii) maintain the properties and assets of Kinergy in
good condition and repair and not dispose of any of its assets except in the ordinary course of business consistent with past practices, perform its obligations under all agreements to which it is a party or by which it or any of its assets or properties are bound and maintain all of its Permits in good standing;

                           (iii) continue in effect the policies of insurance
(or similar coverage) referred to in Section 6.23;

                           (iv) not borrow any money except for amounts that are
not in the aggregate material to the financial condition of Kinergy;

                           (v) use its commercially reasonable efforts to keep
available the services of the present employees of Kinergy;

                           (vi) not declare, set aside or pay any cash or
dividend or other distribution in respect of its limited liability company membership interests, or redeem or otherwise acquire any of its limited liability company membership interests; provided, however, that effective the close of business on the day preceding the Closing Date, the Managers or Managing Members of Kinergy shall distribute to the Members of Kinergy in the form of cash, a promissory note or a combination of cash and a promissory note, the dollar amount of Kinergy's net worth as set forth on Kinergy's balance sheet dated as of such date, which balance sheet shall have been prepared in accordance with GAAP;

                           (vii) maintain and preserve the goodwill of the
suppliers, customers and others having business relations with Kinergy;

                           (viii) not lend any amount to any person or entity,
other than advances for travel and expenses which are incurred in the ordinary course of business consistent with past practices, not material in amount and documented by receipts for the claim amounts;

                           (ix) not guarantee or act as a surety for any
obligation except for obligations in amounts that are not material;

                           (x) not waive or release any right or claim except
for the waiver or release of non-material claims in the ordinary course of business consistent with past practices;

                           (xi) not issue or sell any limited liability company
membership interests, or any other of its securities, or issue or create any warrants, obligations, subscriptions, options, convertible securities or other commitments to issue limited liability company membership interests, or accelerate the vesting of any outstanding option or other security;

                           (xii) not enter into any recapitalization or
agreement affecting the number or rights of outstanding limited liability company membership interests or affecting any other of its securities;

                           (xiii) not form, merge, consolidate or reorganize
with, or acquire, any entity; or

                           (xiv) not amend its articles of organization or
operating agreement.

                  (c) Reenergy shall:

                           (i) conduct the Reenergy Business and operations of
Reenergy only in the ordinary course, including, without limitation, maintaining inventories at levels not in excess of those consistent with past practices;

                           (ii) maintain the properties and assets of Reenergy
in good condition and repair and not dispose of any of its assets except in the ordinary course of business consistent with past practices, perform its obligations under all agreements to which it is a party or by which it or any of its assets or properties are bound and maintain all of its Permits in good standing;

                           (iii) continue in effect the policies of insurance
(or similar coverage) referred to in Section 8.23;

                           (iv) not borrow any money except for amounts that are
not in the aggregate material to the financial condition of Reenergy;

                           (v) use its commercially reasonable efforts to keep
available the services of the present employees of Reenergy;

                           (vi) not declare, set aside or pay any cash or
dividend or other distribution in respect of its limited liability company membership interests, or redeem or otherwise acquire any of its limited liability company membership interests; provided, however, that effective the close of business on the day preceding the Closing Date, the Managers or Managing Members of Reenergy shall distribute to the Members of Reenergy in the form of cash, a promissory note or a combination of cash and a promissory note, the dollar amount of Reenergy's net worth as set forth on Reenergy's balance sheet dated as of such date, which balance sheet shall have been prepared in accordance with GAAP;

                           (vii) maintain and preserve the goodwill of the
suppliers, customers and others having business relations with Reenergy;

                           (viii) not lend any amount to any person or entity,
other than advances for travel and expenses which are incurred in the ordinary course of business consistent with past practices, not material in amount and documented by receipts for the claim amounts;

                           (ix) not guarantee or act as a surety for any
obligation except for obligations in amounts that are not material;

                           (x) not waive or release any right or claim except
for the waiver or release of non-material claims in the ordinary course of business consistent with past practices;

                           (xi) not issue or sell any limited liability company
membership interests, or any other of its securities, or issue or create any warrants, obligations, subscriptions, options, convertible securities or other commitments to issue limited liability company membership interests, or accelerate the vesting of any outstanding option or other security;

                           (xii) not enter into any recapitalization or
agreement affecting the number or rights of outstanding limited liability company membership interests or affecting any other of its securities;

                           (xiii) not form, merge, consolidate or reorganize
with, or acquire, any entity; or

                           (xiv) not amend its articles of organization or
operating agreement.

                  (d) Accessity shall:

                           (i) conduct the business and operations of Accessity
only in the ordinary course, including, without limitation, maintaining inventories at levels not in excess of those consistent with past practices;

                           (ii) maintain the properties and assets of Accessity
in good condition and repair and not dispose of any of its assets except in the ordinary course of business consistent with past practices, perform its obligations under all agreements to which it is a party or by which it or any of its assets or properties are bound and maintain all of its Permits in good standing;

                           (iii) not change any insurance coverage;

                           (iv) not borrow any money except for amounts that are
not in the aggregate material to the financial condition of Accessity;

                           (v) use its commercially reasonable efforts to keep
available the services of the present employees of Accessity, except as otherwise provided for herein;

                           (vi) not declare, set aside or pay any cash or stock
dividend or other distribution in respect of capital stock, or redeem or otherwise acquire any of its capital stock;

                           (vii) maintain and preserve the goodwill of the
suppliers, customers and others having business relations with Accessity;

                           (viii) not lend any amount to any person or entity,
other than advances for travel and expenses which are incurred in the ordinary course of business consistent with past practices, not material in amount and documented by receipts for the claim amounts;

                           (ix) not guarantee or act as a surety for any
obligation except for obligations in amounts that are not material;

                           (x) not waive or release any right or claim except
for the waiver or release of non-material claims in the ordinary course of business consistent with past practices;

                           (xi) not issue or sell any shares of its capital
stock of any class (except upon the exercise of a bona fide option, warrant or other right to acquire such capital stock currently outstanding or conversion of any currently outstanding securities which are by their terms convertible in shares of its capital stock), or any other of its securities, or issue or create any warrants, obligations, subscriptions, options, convertible securities or other commitments to issue shares of capital stock, or accelerate the vesting of any outstanding option or other security;

                           (xii) not split or combine the outstanding shares of
its capital stock of any class or enter into any recapitalization or agreement affecting the number or rights of outstanding shares of its capital stock of any class or affecting any other of its securities;

                           (xiii) not form, merge, consolidate or reorganize
with, or acquire, any entity (other than in connection with the reincorporation of Accessity in Delaware); or

                           (xiv) not amend its articles of incorporation or
bylaws (except as may be necessary in connection with the reincorporation of Accessity in Delaware).

         11.5 ACCESSITY SPECIAL SHAREHOLDERS' MEETING. Accessity shall, in accordance with its articles of incorporation and bylaws and the applicable requirements of New York law, call and hold a special meeting of its shareholders as promptly as practicable for the purpose of permitting them to consider and to vote upon and approve the Share Exchange and the transactions contemplated by this Agreement, the reincorporation of Accessity in the State of Delaware referred to in Section 13.6 below, the sale or other disposition of the Accessity Subsidiaries (as defined below) to Barry Siegel referred to in Section
13.11 below, the adoption of an Amended and Restated 1995 Incentive Stock Plan of Accessity, in form and substance reasonably acceptable to the Acquired Companies, and the adoption of a new stock option plan referred to in Section
13.16 below, in form and substance reasonably acceptable to the Acquired Companies) (the "Accessity Special Shareholders' Meeting"). As soon as permissible under all applicable Legal Requirements, Accessity shall cause a copy of the Proxy Statement (as defined in Section 11.6 below) to be delivered to each shareholder of Accessity who is entitled to vote on such matter under its articles of incorporation and bylaws and the applicable requirements of New York law.

         11.6 PROXY STATEMENT. Following delivery to Accessity of the audited balance sheets as of December 31, 2003 and the related statements of income and changes in financial position or cash flows, as appropriate, for the period then ended for each of the Acquired Companies and subject to the reasonable satisfaction of Accessity with same and with the results of its due diligence investigation of the Acquired Companies as of such time, promptly thereafter, Accessity shall prepare and cause to be filed with the SEC a Proxy Statement with respect to the Accessity Special Shareholders' Meeting (the "Proxy Statement") and any other documents required by the Securities Act, the Exchange Act or any other federal, foreign or state Blue Sky or related laws in connection with the Share Exchange and the transactions contemplated by this Agreement (collectively, "Other Filings"). Accessity will notify each of the Acquired Companies of any comments from the SEC or its staff or any other Governmental Body and of any request by the SEC or its staff or any other Governmental Body for amendments to the Proxy Statement or any Other Filings or for additional information and will supply each of the Acquired Companies with copies of all correspondence between Accessity and any of its Advisors or representatives, on the one hand, and the SEC or its staff or any other Governmental Body, on the other hand, with respect to the Proxy Statement, any Other Filings or the Share Exchange. Accessity shall use all commercially reasonable efforts to cause the Proxy Statement and any Other Filings to comply with the rules and regulations promulgated by the SEC and to respond promptly to any comments of the SEC or its staff or any other Governmental Body. Accessity will use all reasonable efforts to cause the Proxy Statement to be mailed to Accessity's shareholders, as promptly as practicable after the Proxy Statement is permitted to be mailed under the rules and regulations promulgated by the SEC. Each of the Acquired Companies shall promptly furnish to Accessity all information concerning such Acquired Company and such Acquired Company's shareholders that may be required or reasonably requested in connection with any action contemplated by this Section 11.6.

         11.7 NONPUBLIC OFFERING; PREPARATION OF DISCLOSURE DOCUMENT. Prior to the Closing Date, Accessity shall use all commercially reasonable efforts to obtain or comply with all regulatory approvals and provisions of any and all applicable Governmental Bodies to ensure that the Accessity Exchange Shares to be issued in the Share Exchange will be exempted from registration or qualification under the securities law of every jurisdiction of the United States in which any Owner has an address of record as set forth on the signature pages hereto; provided, that Accessity shall not be required (i) to qualify to do business as a foreign corporation in any jurisdiction in which it is not now qualified or (ii) file a general consent to service of process in any jurisdiction in which it has not already filed a general consent to service of process. As soon as practicable after the execution of this Agreement, Accessity shall have prepared a document containing certain disclosures, risk factors and disclaimers in regard to Accessity, PEI, Kinergy and Reenergy and the Share Exchange for distribution to the Owners and the PEI Warrantholders prior to the Closing, subject to the review, comment and approval of each of PEI, Kinergy and Reenergy prior to such distribution (the "Owner Disclosure Document").

         11.8 COOPERATION. Each party shall use its best efforts to cause the transactions contemplated by this Agreement to be consummated, and without limiting the generality of the foregoing, to obtain all consents and authorizations of any Governmental Body and third parties listed on Schedules 4.7, 6.7, and 8.7, and to make all filings with and give all notices to government agencies and third parties which may be necessary or reasonably required in order to consummate the transactions contemplated by this Agreement. Each party shall give prompt notice to Accessity and the Acquired Companies, after receipt thereof by such party, of (i) any notice of, or other communication relating to, any default or event which, with notice or the lapse of time or both, would be reasonably likely to become a default under any indenture, instrument or agreement material to any of the Acquired Companies or Accessity or the operations, condition (financial or otherwise) of any of the Acquired Companies or Accessity, or to which any of the Acquired Companies or Accessity is a party or by which any of the Acquired Companies or Accessity or their respective assets or properties are bound and (ii) any notice or other communication from or to any third party alleging or stating that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement.

         11.9 NO NEGOTIATIONS, ETC. Prior to the Closing Date, neither Accessity nor any of the Acquired Companies or the Owners shall, directly or indirectly, in any way contact, initiate, enter into or conduct any discussions or negotiations, or enter into any agreements, whether written or oral, with any Person with respect to the sale of all or any part of the assets of any of the Acquired Companies or Accessity or a merger or consolidation of any of the Acquired Companies or Accessity with any other person (other than in connection with the reincorporation of Accessity in Delaware), except, by the Board of Directors of Accessity or PEI or the managers of any of the Acquired Companies to the extent otherwise required in the exercise of its fiduciary duties to its shareholders or members, as the case may be, if it shall have received a Superior Proposal after the date hereof from a third party or parties. As used in this Agreement, the defined term "Superior Proposal" shall mean a bona fide unsolicited written proposal made by a third party which is (a)(i) for a sale, exchange, transfer or other disposition of more than 50% of the assets of the company, taken as a whole, in a single transaction or a series of related transactions, or (ii) for the acquisition, directly or indirectly, by such third party of beneficial ownership of more than 50% of the stock or limited liability company membership interests of the company, as the case may be, whether by merger, reorganization, consolidation, share exchange or purchase, business combination, recapitalization, liquidation, dissolution or similar transaction, and which and is (b) otherwise on terms which the Board of Directors or managers of the company, as the case may be, in good faith has concluded (after consultation with its financial advisors and legal counsel), taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal and the third party making the proposal (x) that the proposal would, if consummated, result in a transaction that is more favorable to its shareholders (in their capacity as shareholders) or members (in their capacity as members), as the case may be, from a financial point of view, than the transactions contemplated by this Agreement and (y) that the proposal is reasonably capable of being consummated.

         11.10 DELIVERY OF DISCLOSURE SCHEDULES. The respective disclosure schedules relating to the representations and warranties of Accessity and each of the Acquired Companies in this Agreement shall be delivered as soon as practicable after such execution and, in any event, a reasonable time prior to the Closing.

         11.11 DISTRIBUTION TO OWNERS AND PEI WARRANTHOLDERS. As soon as practicable after delivery of the respective disclosures schedules relating to the representations and warranties of the Acquired Companies in this Agreement and completion of the Owner Disclosure Document and the Proxy Statement, each of the Acquired Companies shall distribute to its respective Owners (and PEI will also distribute to the PEI Warrantholders) for execution a copy of this Agreement, together with a copy of such disclosure schedules, a copy of the Owner Disclosure Document and a copy of the Proxy Statement.

                                   ARTICLE XII
                      CONDITIONS TO ACCESSITY'S OBLIGATIONS

         Each and every obligation of Accessity under this Agreement to be performed on or before the Closing Date shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

         12.1 REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of each of the Acquired Companies and the Owners contained herein, in the Schedules and Exhibits hereto and in all certificates and other documents delivered by each of the Acquired Companies and the Owners to Accessity pursuant hereto or in connection with the transactions contemplated hereby shall be true and accurate as of the date of this Agreement and as of the Closing Date with the same effect as if made on and as of the Closing Date.

         12.2 PERFORMANCE. Each of the Acquired Companies shall have performed and complied in all material respects with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date, including, without limitation, those referred to in Article XI above.

         12.3 PERMITS. The Acquired Companies shall have obtained all such Permits (other than nondiscretionary Permits issued upon completion of construction of the proposed ethanol plant) from federal, state and local Governmental Bodies as are required by applicable law for the Acquired Companies to conduct each of the PEI Business, the Kinergy Business and the Reenergy Business (including, without limitation, the commencement of construction of a plant to produce up to 40 million gallons of ethanol per year), unless the failure to obtain any such Permit would not have an adverse effect on the assets, properties, business, condition (financial or otherwise) or prospects of Accessity or any of the Acquired Companies or the transactions contemplated hereby.

         12.4 GOVERNMENTAL CONSENTS. There shall have been obtained on or before the Closing such material permits or authorizations, and there shall have been taken such other action, as may be required to consummate the Share Exchange and the other transactions contemplated hereby by any Governmental Body having jurisdiction over the parties and the actions herein proposed to be taken, including but not limited to requirements under applicable federal and state securities laws and the compliance with, and expiration of any applicable waiting period for, the HSR Act.

         12.5 DOCUMENTS AND ACTIONS. Each of Acquired Companies shall have executed and delivered to Accessity this Agreement and the other agreements, documents and instruments and shall have taken the actions contemplated by
Section 3.3 hereof.

         12.6 THIRD PARTY APPROVALS AND CONSENTS. Each Acquired Company shall have received any and all consents, approvals, notices, filings or recordations of third parties required with respect to the execution and delivery of this Agreement or the transactions contemplated hereby or by any of the agreements, documents or instruments referred to herein.

         12.7 NO LEGAL ACTION. No temporary restraining order, preliminary injunction or permanent injunction or other order preventing the consummation of the Share Exchange or any of the transactions contemplated hereby shall have been issued by any Federal or state court and remain in effect, nor shall any proceeding initiated by any Governmental Body seeking any of the foregoing be pending.

         12.8 NO MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in the business, financial condition, operations or financial performance of any of the Acquired Companies since the date of this Agreement.

         12.9 CONSULTING AGREEMENTS. Accessity shall have entered into a consulting agreement with Barry Siegel for advisory services, in form and substance mutually acceptable to the Acquired Companies, Accessity and Barry Siegel (the "Siegel Consulting Agreement"). The Siegel Consulting Agreement shall include payment to Barry Siegel on the Closing Date of compensation (a) in the form of the number of shares of Common Stock of Accessity equal to the excess, if any, of 400,000 shares of the Common Stock of Accessity over the number of shares of Siegel Common Stock determined in accordance with Section
13.11 of this Agreement and (b) allocated between compensation for consulting services and a covenant not to compete, each in such amounts as shall be mutually acceptable to the Acquired Companies, Accessity and Barry Siegel. Accessity shall also have entered into a consulting agreement with Philip Kart for advisory services, in form and substance mutually acceptable to the Acquired Companies, Accessity and Philip Kart (the "Kart Consulting Agreement"). The Kart Consulting Agreement shall include payment to Philip Kart on the Closing Date of compensation (a) in the amount of 200,000 shares of the Common Stock of Accessity and (b) allocated between compensation for consulting services and a covenant not to compete, in such amounts as shall be mutually acceptable to the Acquired Companies, Accessity and Philip Kart.

         12.10 PROXY STATEMENT. The Proxy Statement shall on the Closing Date not be subject to any proceedings commenced or threatened by the SEC.

         12.11 AUDITED FINANCIAL STATEMENTS. Each of the Acquired Companies shall have delivered to Accessity the audited balance sheet of such Acquired Company as of December 31, 2003 and the related statements of income and changes in financial position or cash flows, as appropriate, for the period then ended.

         12.12 EXECUTION OF AGREEMENT BY PEI SHAREHOLDERS, PEI WARRANTHOLDERS, KINERGY MEMBERS AND REENERGY MEMBERS. All or substantially all (representing at least 95% of the issued and outstanding shares of PEI Stock as of the Closing) of the PEI Shareholders, all of the PEI Warrantholders, all of Kinergy Members and all of the Reenergy Members shall have executed and delivered to PEI, Kinergy or Reenergy, respectively, a copy of this Agreement and, in any event, a sufficient number of PEI Shareholders shall have executed a copy of this Agreement such that, after giving effect to the Share Exchange, the PEI Shareholders, the Kinergy Members and the Reenergy Members shall beneficially own in the aggregate at least 80% of the issued and outstanding common stock of Accessity.

         12.13 APPROVAL BY ACCESSITY SHAREHOLDERS. The shareholders of Accessity shall have approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the reincorporation of Accessity in the State of Delaware referred to in Section 13.6 below, the sale or other disposition of the Accessity Subsidiaries (as defined below) to Barry Siegel referred to in Section 13.13 below, the adoption of an Amended and Restated 1995 Incentive Stock Plan of Accessity, in form and substance reasonably acceptable to the Acquired Companies, and the adoption of a new stock option plan referred to in Section
13.16 below, in form and substance reasonably acceptable to the Acquired Companies)).

         12.14 LIMITATION OF OUTSTANDING CAPITAL STOCK. As of the Closing Date, giving effect to the transactions contemplated hereby, Accessity shall not be obligated to issue to the PEI Shareholders, the Kinergy Members and the Reenergy Members or any other Person(s), more than 18,800,000 Accessity Exchange Shares in connection with the Share Exchange and the consummation of the transactions contemplated hereby on a fully-diluted basis (including shares of capital stock issuable upon exercise of any and all options, calls, warrants, claims, convertible debt and any other rights to acquire shares of capital stock of any of the Acquired Companies, whether accrued or contingent (including shares issuable upon exercise of the Accessity Replacement Warrants).

         12.15 COMPLETION OF DUE DILIGENCE; DISCLOSURE SCHEDULES. Accessity shall have completed its financial and legal due diligence investigation of each of the Acquired Companies with results thereof satisfactory to Accessity in its sole discretion (including, without limitation, satisfaction with matters related to Security Markets (as defined in Section 14.4 below) and litigation and any and all disclosures contained in the respective disclosure schedules). In this regard, each of Accessity and the Acquired Companies acknowledge and agree that the respective disclosure schedules relating to the representations and warranties of Accessity and the Acquired Companies in this Agreement are not required to be delivered as of the time of execution of this Agreement by Accessity and the Acquired Companies, but are required to be delivered as soon as practicable after such execution and, in any event, a reasonable time prior to the Closing, to permit the parties to review, evaluate and approve the disclosures made therein as a part of their due diligence investigation. Notwithstanding the absence of such disclosure schedules as of the time of execution of this Agreement, each of Accessity and the Acquired Companies acknowledge and agree the representations and warranties made herein by Accessity and the Acquired Companies shall not be deemed false or misleading or deemed to contain untrue statements of material fact or to have omitted to state material facts solely because of the absence of such disclosure schedules as of the time of execution of this Agreement.

         12.16 FAIRNESS OPINION. Accessity shall have received a fairness opinion regarding the sale or otherwise disposition of its two subsidiaries, DriverShield CRM Corp., a Delaware corporation, and Sentaur Corp., a Florida corporation (collectively, the "Accessity Subsidiaries"), in consideration of the waiver by Barry Siegel of the change in control provisions set forth in the employment agreement between Accessity and Barry Siegel that expires on December 31, 2004.

                                  ARTICLE XIII
         CONDITIONS TO THE ACQUIRED COMPANIES', PEI WARRANTHOLDERS' AND
                               OWNERS' OBLIGATIONS

         Each and every obligation of the Acquired Companies, each of the PEI Warrantholders and each of the Owners under this Agreement to be performed on or before the Closing Date shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

         13.1 REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of Accessity contained herein and in all certificates and other documents delivered by Accessity to each of the Acquired Companies or the Owners pursuant hereto or in connection with the transactions contemplated hereby shall be true and accurate on and as of the Closing Date with the same effect as if made on and as of the Closing Date.

         13.2 PERFORMANCE. Accessity shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date, including, without limitation, those referred to in Article XI above.

         13.3 DOCUMENTS AND ACTIONS. Accessity shall have executed and delivered to the each of the Acquired Companies and each of the Owners the agreements, documents and instruments and shall have taken the actions contemplated by
Section 3.2.

         13.4 APPROVAL BY ACCESSITY SHAREHOLDERS. The shareholders of Accessity shall have approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the reincorporation of Accessity in the State of Delaware referred to in Section 13.6 below, the sale or other disposition of the Accessity Subsidiaries (as defined below) to Barry Siegel referred to in Section 13.11 below, the adoption of an Amended and Restated 1995 Incentive Stock Plan of Accessity, in form and substance reasonably acceptable to the Acquired Companies, and the adoption of a new stock option plan referred to in Section
13.16 below, in form and substance reasonably acceptable to the Acquired Companies)).

         13.5 RESIGNATIONS OF OFFICERS AND DIRECTORS. At Closing, all of the directors of Accessity and the officers of Accessity identified in subsection
(f) of Section 3.2 shall have resigned in writing from their positions as officers and employees of Accessity, effective upon the appointment of the individuals identified in subsection (d) of Section 3.2 above to the Board of Directors of Accessity.

         13.6 REINCORPORATION IN DELAWARE; AUTHORIZED CAPITAL. Accessity shall have reincorporated, changed its name to Pacific Ethanol, Inc. and become duly organized, validly existing and in good standing under the laws of the State of Delaware in compliance with all applicable federal, state and applicable laws, rules and regulations and shall have sufficient shares of its capital stock authorized for issuance in order to complete the Share Exchange and the transactions contemplated hereby.

         13.7 VALID ISSUANCE OF ACCESSITY EXCHANGE SHARES. The shares of restricted Accessity common stock to be issued to the PEI Shareholders, the Kinergy Members and the Reenergy Members at Closing will be validly issued, fully paid and nonassessable under applicable law and will have been duly issued in a non-public offering in compliance with all applicable federal and state securities laws.

         13.8 THIRD PARTY APPROVALS AND CONSENTS. Each Acquired Company shall have received any and all consents, approvals, notices, filings or recordations of third parties required with respect to the execution and delivery of this Agreement or the transactions contemplated hereby or by any of the agreements, documents or instruments referred to herein.

         13.9 CASH BALANCE. As of the Closing Date, Accessity shall have at least the same Cash Balance as reported in its Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 filed with the SEC (approximately $4,360,000), subject to adjustment as set forth on Schedule 13.9 hereto, and Accessity shall have delivered to the Acquired Companies a certificate of the president or chief executive officer of Accessity certifying to the foregoing. As used herein, the defined term "Cash Balance" shall mean the sum of (i) the amount of cash in Accessity's operating and disbursement bank accounts at JPMorgan-Chase Bank, (ii) the amount of Accessity funds invested in highly liquid investments in fixed income mutual funds at Solomon Smith Barney (with available liquidity on a next-day basis) and (iii) a $300,000 restricted certificate of deposit with Bank Atlantic in Coral Springs, Florida established in connection with the lease agreement referred to in Section 13.11 below (which is to be released in $100,000 increments in the 36th, 48th and 60th months of such lease agreement), excluding any cash received from the exercise of any outstanding options or warrants.

         13.10 LIMITATION OF OUTSTANDING CAPITAL STOCK. As of the Closing Date, without giving effect to the transactions contemplated hereby, Accessity shall have no more than 2,638,081 of capital stock issued and outstanding on a fully-diluted basis (including shares of capital stock issuable upon exercise of any and all options, calls, warrants, claims and any other rights to acquire shares of capital stock of Accessity, whether accrued or contingent, other than an aggregate of 600,000 shares of common stock of Accessity to be issued and beneficially owned by Barry Siegel and Philip Kart and up to 100,000 shares of common stock of Accessity issuable upon conversion of the issued and outstanding shares of Series A Convertible Preferred Stock of Accessity).

         13.11 DISPOSITION OF ACCESSITY SUBSIDIARIES AND WAIVER OF CHANGE OF CONTROL PROVISIONS BY BARRY SIEGEL AND PHILIP KART. Prior to Closing, Accessity shall have (a) sold or otherwise disposed of its two subsidiaries, DriverShield CRM Corp., a Delaware corporation, and Sentaur Corp., a Florida corporation (collectively, the "Accessity Subsidiaries"), pursuant to a written agreement between Accessity and Barry Siegel, in form and substance reasonably satisfactory to PEI, Kinergy and Reenergy, and (b) issued a certain number of shares of Common Stock of Accessity (the "Siegel Common Stock"), not to exceed 400,000 shares, in consideration of the waiver by Barry Siegel of the change in control provisions set forth in the employment agreement between Accessity and Barry Siegel that expires on December 31, 2004, as the same would be applicable to the consummation of the transactions contemplated by this Agreement (including, but not limited to, the provisions that require Accessity to pay to Barry Siegel (i) a severance payment of 300% of his average annual salary for the past five years, less $100; (ii) the cash value of his outstanding but unexercised stock options; and (iii) for any and all other perquisites in the event that he is terminated for various reasons specified in such agreement following a change of control (as defined in such agreement)). The number of shares of Siegel Common Stock to be issued shall be such number, which shall not exceed 400,000 shares of Common Stock of Accessity, as shall be equal to a fraction, the numerator of which is the excess of the value of the waived severance payment over the combined fair market value of the Accessity Subsidiaries, both determined as of the Closing Date, and the denominator of which is the closing price per share of the Common Stock of Accessity on the business day before the Closing Date. Without in any way limiting the foregoing, as part of the disposition of the Accessity Subsidiaries to Barry Siegel, the facilities of Accessity located in Coral Springs, Florida shall have been duly subleased to Barry Siegel or an entity owned or controlled by Barry Siegel (which may be Sentaur Corp.) with the consent of the lessor under the existing lease agreement for such facilities, on terms and conditions reasonably satisfactory to the Acquired Companies. The parties acknowledge and agree that the personal property at the facilities of Accessity located in Coral Springs, Florida shall also be transferred to Barry Siegel or an entity owned or controlled by Barry Siegel (which may be Sentaur Corp.). Prior to Closing, Accessity shall also have obtained from Philip Kart, in consideration for the execution and delivery by Accessity of the Kart Consulting Agreement described in Section 12.9 of this Agreement. the waiver by Philip Kart of the change in control provisions set forth in the employment agreement between Accessity and Philip Kart that expires on December 31, 2004, as the same would be applicable to the consummation of the transactions contemplated by this Agreement (including, but not limited to, the provisions that require Accessity to pay to Philip Kart (i) a severance payment of 100% of his annual salary on a date specified in such agreement; (ii) the cash value of his outstanding but unexercised stock options; and (iii) for any and all other perquisites in the event that he is terminated for various reasons specified in such agreement following a change of control (as defined in such agreement)).

         13.12 GOVERNMENTAL CONSENTS. There shall have been obtained on or before the Closing such material permits or authorizations, and there shall have been taken such other action, as may be required to consummate the Share Exchange and the other transactions contemplated hereby by any Governmental Body having jurisdiction over the parties and the actions herein proposed to be taken, including but not limited to requirements under applicable federal and state securities laws.

         13.13 NO LEGAL ACTION. No temporary restraining order, preliminary injunction or permanent injunction or other order preventing the consummation of the Share Exchange or any of the transactions contemplated hereby shall have been issued by any Federal or state court and remain in effect, nor shall any proceeding initiated by any Governmental Body seeking any of the foregoing be pending.

         13.14 NO MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in the business, financial condition, operations or financial performance of Accessity since the date of this Agreement.

         13.15 PROXY STATEMENT. The Proxy Statement shall on the Closing Date not be subject to any proceedings commenced or threatened by the SEC.

         13.16 STOCK OPTION PLAN. Prior to Closing, Accessity shall have adopted a new stock option plan in the manner requested by PEI.

         13.17 RETIREMENT OR CONVERSION OF PREFERRED STOCK OF ACCESSITY. Prior to Closing, Accessity shall have retired all of the issued and outstanding shares of Series A Convertible Preferred Stock of Accessity, on terms and conditions that are reasonably acceptable to PEI, Kinergy and Reenergy, or all of the issued and outstanding shares of Series A Convertible Preferred Stock of Accessity shall have been duly converted into shares of common stock of Accessity in accordance with the terms and provisions set forth in the Certificate of Incorporation of Accessity.

         13.18 EXECUTION OF AGREEMENT BY PEI SHAREHOLDERS, PEI WARRANTHOLDERS, KINERGY MEMBERS AND REENERGY MEMBERS. All or substantially all (representing at least 95% of the issued and outstanding shares of PEI Stock as of the Closing) of the PEI Shareholders, all of the PEI Warrantholders, all of Kinergy Members and all of the Reenergy Members shall have executed and delivered to PEI, Kinergy or Reenergy, respectively, a copy of this Agreement and, in any event, a sufficient number of PEI Shareholders shall have executed a copy of this Agreement such that, after giving effect to the Share Exchange, the PEI Shareholders, the Kinergy Members and the Reenergy Members shall beneficially own in the aggregate at least 80% of the issued and outstanding common stock of Accessity.

         13.19 ESTABLISHMENT OF ESCROW RELATING TO MERCATOR ACTION. Prior to Closing, Accessity shall have established an escrow account with an escrow agent mutually acceptable to PEI and Accessity into which Accessity will deposit the net proceeds from a recovery from the current arbitration proceeding with Presidion Solutions, Inc., which shall thereafter be used solely to fund the legal fees, expenses and disbursements incurred in connection with the Mercator Action. After full and final settlement or other final resolution of the Mercator Action, Accessity shall cause the net proceeds from the Mercator Action received from the law firms representing Accessity in the Mercator Action (i.e., after retention by the law firms representing Accessity in this action, of the additional fees and expenses pursuant to the engagement agreement between the law firms and Accessity and an amount equal to twenty-five percent (25%) of the gross proceeds from the Mercator Action as full payment for these law firms' representation of Accessity in the Mercator Action) to be deposited into such escrow account and thereafter to be distributed on a pro rata basis, to the fullest extent permitted under applicable law, to the holders of record of shares of Accessity common stock as of the date immediately prior to the Closing Date (for further distribution to the beneficial owners of shares of Accessity common stock as of such date, as applicable), after payment of any and all other fees and expenses in connection with the Mercator Action and with respect to such escrow arrangement, including, without limitation, a fee in an amount equal to one-third of the net proceeds from the Mercator Action received from the law firms representing Accessity in the Mercator Action which shall be paid to Accessity prior to such distribution.

         13.20 COMPLETION OF DUE DILIGENCE; DISCLOSURE SCHEDULES. Each of the Acquired Companies shall have completed its financial and legal due diligence investigation of Accessity and each of the other Acquired Companies with results thereof satisfactory to such Acquired Company in its sole discretion (including, without limitation, satisfaction with matters related to Security Markets (as defined in Section 14.4 below), and litigation and any and all disclosures contained in the respective disclosure schedules).

In this regard, each of Accessity and the Acquired Companies acknowledge and agree that the respective disclosure schedules relating to the representations and warranties of Accessity and the Acquired Companies in this Agreement are not required to be delivered as of the time of execution of this Agreement by Accessity and the Acquired Companies, but are required to be delivered as soon as practicable after such execution and, in any event, a reasonable time prior to the Closing, to permit the parties to review, evaluate and approve the disclosures made therein as a part of their due diligence investigation. Notwithstanding the absence of such disclosure schedules as of the time of execution of this Agreement, each of Accessity and the Acquired Companies acknowledge and agree that the representations and warranties made herein by Accessity and the Acquired Companies shall not be deemed false or misleading or deemed to contain untrue statements of material fact or to have omitted to state material facts solely because of the absence of such disclosure schedules as of the time of execution of this Agreement.

                                   ARTICLE XIV
                             POST-CLOSING COVENANTS

         14.1 CERTAIN REPORTING MATTERS. Upon consummation of the Closing, Accessity shall timely file with the SEC a Current Report on Form 8-K with respect to the Share Exchange and the consummation of the transactions contemplated hereby.

         14.2 STANDARD AND POORS. Upon consummation of the Closing, to the extent required or otherwise deemed advisable by the Majority Parties, Accessity shall apply for listing with Standard and Poors Information Service and Blue Sky filings.

         14.3 BOOKS AND RECORDS. Unless otherwise consented to in writing by Accessity, neither the Acquired Companies nor any of the Owners shall destroy, alter or otherwise dispose of any original books or records of any of the Acquired Companies prior to the Closing Date without first offering to surrender such books and records to Accessity and shall maintain such books and records in good condition in a reasonably accessible location.

         14.4 LISTING. If the shares of common stock of Accessity are listed on the Nasdaq SmallCap Market of the Nasdaq Stock Market, the Nasdaq National Market of the Nasdaq Stock Market, the American Stock Exchange or the New York Stock Exchange (these securities markets collectively referred to as the "Security Markets" and, individually as a Security Market") as of the Closing Date, Accessity shall use its commercially reasonable efforts to maintain a listing on a Security Market for a period of one (1) year after the Closing Date.

         14.5 GRANT OF STOCK OPTIONS AND WARRANTS. Upon consummation of the Closing and for a period of one (1) year after the Closing Date, Accessity shall not grant or issue any security, stock option or warrant (other than stock options contemplated to be issued pursuant to the new stock option plan referred to in Section 13.16 above, which would not be exercisable until one (1) year after the Closing Date) that may be sold in the Security Markets after having been registered under the Securities Act or traded pursuant to an exemption under the Securities Act, except (i) as otherwise contemplated by this Agreement; (ii) the sale of securities by Accessity pursuant to equity and/or debt financings to provide funds for working capital purposes; (iii) the Accessity Replacement Warrants; and (iv) the Accessity Exchange Shares which are subject to registration rights of certain PEI Shareholders pursuant to the terms of the various Registration Rights Agreement between PEI and such PEI Shareholders.

         14.6 BOARD SEAT. As provided in subsection (d) of Section 3.2 above, immediately prior to the Closing, the Board of Directors of Accessity shall have designated an individual to serve on the Board of Directors of Accessity as a Class II director (thereby holding such board seat until the annual meeting of Accessity shareholders to be held in the fourth calendar quarter of 2005).

         14.7 CONTINUATION AND PROSECUTION OF LAWSUIT.

                  (a) Upon consummation of the Closing, Accessity shall continue to use its commercially reasonable efforts to vigorously prosecute the lawsuit previously filed against Mercator Group, LLC, Mercator Advisory Group, LLC, Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP and Mercator Focus Fund, LP, Taurus Global, LLC and the action that was previously filed, dismissed without prejudice and may be re-filed against John W. Burcham, II, Craig A. Vanderburg, James E. Baiers and MediaBus Networks, Inc. n/k/a Presidion Corp., in the Circuit Court of the 11th Judicial Circuit in and for Miami-Dade County, Florida, Case No. 03-30243 CA 15, or as removed or re-filed in such other venue, as the case may be (the "Mercator Action"). The Mercator Action shall not be settled, to the fullest extent permitted by applicable law, without the express written consent (which consent shall not be unreasonably withheld or delayed) of: (i) the individual sitting on the Board of Directors and designated as the Accessity Board Member or (ii) should such Accessity Board Member no longer serve on the Board of Directors, then by the unanimous written consent of all the independent members of the Board of Directors of Accessity. The proceeds from any recovery or settlement in the Mercator Action shall be allocated as provided in Section 13.19 above.

                  (b) Upon consummation of the Closing, Accessity shall continue to use its commercially reasonable efforts to vigorously collect an arbitration award that it may have received from the American Arbitration Association against Presidion Solutions, Inc. The proceeds of any recovery from Presidion Solutions, Inc. shall be deposited into the escrow account pursuant to Section
13.19 above.

         14.8 REIMBURSEMENT OF COSTS PAID BY REENERGY MEMBERS. As soon as practicable after the Closing Date, PEI shall pay to the Reenergy Members or shall otherwise have caused the Reenergy Members to be paid an amount equal to $150,000, as payment and reimbursement for the services, costs and expenses of the Reenergy Members in connection with the development of the Visalia project.

                                   ARTICLE XV
           SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

         15.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Notwithstanding (a) the making of this Agreement or any related agreement, (b) any examination made by or on behalf of the parties hereto and (c) the Closing hereunder, (x) the representations and warranties of the Acquired Companies, the Owners and Accessity contained in this Agreement, or in any document delivered pursuant to the provisions of this Agreement, shall survive the Closing for a period of twenty-four (24) months, except for the representations and warranties made in Sections 4.11, 6.11, and 8.11 (Taxes and Tax Returns), Sections 4.13, 6.13, and
8.13 (Title to Properties; Encumbrances), Sections 4.15, 6.15, and 8.15 (Intellectual Property), Sections 4.16, 6.16, and 8.16 (Compliance with Laws), and Sections 4.21, 6.21 and 8.21 (Environmental Matters), which in each case shall survive until the expiration of the applicable statute of limitations for the underlying cause of action plus six (6) months and (y) the covenants and agreements required to be performed after the Closing or pursuant to Article XI of this Agreement (unless noncompliance with those covenants contained in Article XI was waived in writing at the Closing) shall survive until fully performed or fulfilled. No action may be brought with respect thereto after such date; provided, however, that if, prior to such date, one party has notified the other party of a claim for indemnity under this Article XV (whether or not formal legal action shall have been commenced based upon such claim), such claim shall continue to be subject to indemnification in accordance with this Article XV.

         15.2 INDEMNIFICATION. The parties shall indemnify each other as set forth below:

                  (a) Subject to Section 15.1 above, from and after the Closing,
(x) each of the Acquired Companies shall, severally and not jointly, indemnify and save harmless Accessity and its officers, directors, shareholders, successors and assigns from and against any loss, claim, liability, damage, complaint, action or causes of action, suits, proceedings, investigations, punitive damages, remedial costs, civil and criminal penalties or expenses, costs or other damages of any kind or nature, including reasonable attorneys' fees incurred in connection with any of the foregoing (collectively, the "Damages"), to the extent arising from, relating to or otherwise in respect of (i) the inaccuracy or breach of any representation or warranty of such Acquired Company contained in this Agreement (as of the date hereof, or as of the Closing Date) or of any representation, warranty or statement made in any schedule, certificate, document or instrument delivered by the Acquired Company, and (ii) the failure of such Acquired Company to perform any agreements or covenants of such Acquired Company contained in this Agreement; provided, however, that such Acquired Company shall not be responsible for any Damages with respect to any such matters until the cumulative aggregate amount of such Damages exceeds $25,000, in which event such Acquired Company shall then be liable for all such cumulative aggregate Damages, including the first $25,000; and (y) Accessity shall indemnify and save harmless each of the Owners, the PEI Warrantholders and the Acquired Companies and their respective officers, directors, shareholders, successors and assigns from and against any Damages to the extent arising from, relating to or otherwise in respect of (i) the inaccuracy or breach of any representation or warranty of Accessity contained in this Agreement (as of the date hereof, or as of the Closing Date) or of any representation, warranty or statement made in any schedule, certificate, document or instrument delivered by Accessity, and (ii) the failure of Accessity to perform any agreements or covenants of Accessity contained in this Agreement; provided, however, that Accessity shall not be responsible for any Damages with respect to any such matters until the cumulative aggregate amount of such Damages exceeds $25,000, in which event Accessity shall then be liable for all such cumulative aggregate Damages, including the first $25,000. As used in this
Section 15.2, any Person entitled to indemnification pursuant to the provisions of this Section 15.2 shall be referred to herein as an "Indemnified Party" and any Person required to indemnify any Indemnified Party pursuant to the provisions of this Section 15.2 shall be referred to herein as an "Indemnifying Party."

                  (b) The Indemnified Parties shall notify each of the Indemnifying Parties within a reasonable period of time after becoming aware of, and shall provide to each of the Indemnifying Parties as soon as practicable thereafter all information and documentation necessary to support and verify, any matter which the Indemnified Party shall have determined has given rise to a claim for indemnification hereunder, and the Indemnifying Parties shall be given reasonable access to all books and records in the possession or under the control of the Indemnified Party which the Indemnifying Parties reasonably determine to be related to such claim. The failure by any Indemnified Party to so notify the Indemnifying Parties or any indemnification claim hereunder shall not relieve the relevant Indemnifying Party from any liability which such Indemnifying Party may have to such Indemnified Party under this Agreement, except to the extent that such claim for indemnification involves the claim of a third party against the Indemnified Party and the Indemnifying Party shall have been actually prejudiced by such failure. If any Indemnifying Party does not notify the Indemnified Parties within 30 calendar days following receipt by it of such notice that such Indemnifying Parties disputes its liability to the Indemnified Parties under this Agreement, such claim specified by such Indemnified Party in such notice shall be conclusively deemed a liability of such Indemnifying Parties under this Agreement and such Indemnifying Parties shall pay the amount of such liability to such Indemnified Party on demand or, in the case of any notice in which the amount of the claim (or any portion thereof) is estimated, on such later date when the amount of such claim (or portion thereof) becomes finally determined. If an Indemnifying Party has timely disputed its liability with respect to such claim, as provided above, such Indemnifying Party and the Indemnified Party or Parties shall proceed in good faith to negotiate a resolution of such dispute and, if not resolved through such negotiations, such dispute shall be resolved by litigation in accordance with the terms of this Agreement.

                  (c) All claims for indemnity under this Article XV shall be paid by the Indemnifying Parties on demand in immediately available funds in U.S. dollars.

                  (d) With respect to any third party claim or action that could give rise to indemnity under this Agreement, the Indemnifying Party shall be entitled to assume the defense thereof with counsel satisfactory to the Indemnified Party, provided, however, that upon the request of the Indemnified Party, the Indemnifying Party provide reasonable evidence of its ability to perform its obligations under this Section 15.2. After notice from the Indemnifying Party to the Indemnified Party of their election so to assume the defense thereof, the Indemnifying Party shall not be liable to the Indemnified Party under the foregoing indemnity agreement for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than (i) those relating to investigation or the furnishing of documents or witnesses and (ii) all reasonable fees and expenses of separate counsel retained by such Indemnified Party if (A) the Indemnifying Party and the Indemnified Party shall have agreed to the retention of such counsel or (B) counsel to the Indemnified Party shall have concluded reasonably that the representation of the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate due to actual or potential differing interests between them in the conduct of the defense of such action.

                  (e) Whenever the Indemnifying Party controls the defense of a third party claim, the Indemnifying Party may only settle or compromise the matter subject to indemnification without the consent of the Indemnified Party if such settlement includes a complete release of all Indemnified Parties as to the matters in dispute and relates solely to money damages. An Indemnified Party will not unreasonably withhold consent to any settlement or compromise that requires its consent.

                  (f) In the event the Indemnifying Party fails to timely defend, contest or otherwise protect the Indemnified Party against any such claim or suit, the Indemnified Party may, but will not be obligated to, depend, contest or otherwise protect against the same, and make any compromise or settlement thereof, and in such event, or in the case where the Indemnified Party jointly controls such claim or suit, the Indemnified Party shall be entitled to recover its costs thereof from the Indemnifying Party, including without limitation, attorneys' fees, disbursements and all amounts paid as a result of such claim or the compromise or settlement thereof.

                  (g) Each Indemnified Party shall cooperate and provide such assistance as the Indemnifying Party may reasonably request in connection with the defense of the matter subject to indemnification and in connection with recovering from any third parties amounts that the Indemnifying Party may pay or be required to pay by way of indemnification hereunder.

                                   ARTICLE XVI
                                   TERMINATION

         16.1 TERMINATION. This Agreement may be terminated at any time prior to the Closing Date (whether before or after approval of this Agreement and the consummation of the transactions contemplated hereby by the shareholders of Accessity):

                  (a) by the mutual consent of Accessity and the Acquired Companies;

                  (b) by either Accessity or any of the Acquired Companies, upon written notice, if there has been a material misrepresentation or any breach on the part of a party hereto in the representations, warranties or covenants contained in this Agreement which is not cured within ten (10) business days after such breaching party (and Accessity and the Acquired Companies) has been notified of the intent to terminate this Agreement pursuant to this subsection
(b);

                  (c) by either Accessity or the Acquired Companies if the Closing has not occurred on or before July 30, 2004 (the "Final Date");

                  (d) by Accessity, upon written notice, if the shareholders of Accessity shall not have approved the Agreement and the consummation of the transactions contemplated hereby (including, without limitation, with respect to the approval by the shareholders of Accessity, the appointment of the individuals identified in subsection (d) of Section 3.2 above to the Board of Directors of Accessity, the reincorporation of Accessity in the State of Delaware referred to in Section 13.6 above, the sale or other disposition of the Accessity Subsidiaries (as defined below) to Barry Siegel referred to in Section
13.13 above, the adoption of an Amended and Restated 1995 Incentive Stock Plan of Accessity, in form and substance reasonably acceptable to the Acquired Companies, and the adoption of a new stock option plan as referred to in Section
13.16 above, in form and substance reasonably acceptable to the Acquired Companies) prior to the Closing Date;

                  (e) by Accessity, if the Board of Directors of Accessity shall have received a Superior Proposal;

                  (f) by either Accessity or any of the Acquired Companies, upon written notice, if Accessity or such Acquired Company, as the case may be, shall have determined in good faith not to proceed with the Closing on the basis of the results of its financial and legal due diligence investigation of the other parties to this Agreement (including, without limitation, satisfaction with matters related to Security Markets (as defined in Section 14.4 above) and litigation);

                  (g) by either Accessity or any of the Acquired Companies, if all the conditions for Closing shall not have been satisfied or waived on or before the Final Date other than as a result of a breach of this Agreement by the terminating party; or

                  (h) by either Accessity or any of the Acquired Companies, if a permanent injunction or other order by any federal or state court which would make illegal or otherwise restrain or prohibit the consummation of the Share Exchange or the other transactions contemplated hereby shall have been issued and shall have become final and nonappealable.

         16.2 EFFECT OF TERMINATION. If this Agreement is terminated as expressly permitted under Section 16.1, such termination shall be the sole remedy and this Agreement shall forthwith become void (except for Section 11.2 and Section 17.3) and there shall be no liability on the part of the Acquired Companies, the Owners, the PEI Warrantholders, or Accessity or any of their respective Affiliates; provided, however, that if such termination shall result from the breach by a party hereto of its obligations under this Agreement, such party shall be fully liable for any and all damages, costs and expenses sustained or incurred by the other parties as a result of such breach; and provided, further, that if such termination shall result from the receipt by Accessity of a Superior Proposal, such party shall be liable for and shall pay to the other the termination fee provided for in Section 16.3 below. If this Agreement is terminated without a Closing, the Acquired Companies shall return promptly to Accessity all documents, work papers and other materials of Accessity furnished or made available to the Owners, the PEI Warrantholders, the Acquired Companies or their respective Advisors, and all copies thereof, and no such information, documents, work papers or other materials received by the Owners, the PEI Warrantholders or the Acquired Companies shall be revealed to any third party or used for the advantage of the Owners, the PEI Warrantholders or the Acquired Companies or any other party; and Accessity shall return promptly to each of the Acquired Companies, respectively, all documents, work papers and other material of the Acquired Companies furnished or made available to Accessity or its Advisors, and all copies thereof, and no such information, documents, work papers or other materials received by Accessity shall be revealed to any third party or used for the advantage of Accessity or any other party.

         16.3 TERMINATION FEE. If Accessity, prior to termination of this Agreement, receives any Superior Proposal, and this Agreement is thereafter terminated pursuant to Section 16.1(e) above as a result of the receipt of such Superior Proposal, then Accessity shall promptly pay to each of the Acquired Companies the reasonable fees and expenses of each such Acquired Company incurred by it prior to termination, up to a maximum of $150,000 for all of the Acquired Companies (which, if the combined aggregate amount of such fees and expenses exceeds $150,000 for all of the Acquired Companies, shall be allocated to each Acquired Company based on proportion that the aggregate number of Accessity Exchange Shares that the Owners of such Acquired Company would receive if the Share Exchange were consummated pursuant to the terms of this Agreement bears to the aggregate number of Accessity Exchange Shares that all of the Owners of all of the Acquired Companies would receive if the Share Exchange were consummated pursuant to the terms of this Agreement, provided, that if such allocation for any Acquired Company exceeds the amount of actual fees and expenses of such Acquired Company incurred by it prior to termination, the excess shall be allocated to the other Acquired Companies and divided based on the relative number of Accessity Exchange Shares that the Owners of the other Acquired Companies would receive if the Share Exchange were consummated pursuant to the terms of this Agreement). Notwithstanding anything to the contrary, the foregoing termination fee, if paid in the full amount set forth above, shall constitute liquidated damages and shall constitute the non-terminating party's sole remedy.

                                  ARTICLE XVII
                            MISCELLANEOUS PROVISIONS

         17.1 PUBLIC ANNOUNCEMENTS. Upon the execution of this Agreement by all parties, Accessity, PEI, Kinergy and Reenergy promptly will issue a joint press release approved by Accessity and the Acquired Companies announcing the execution of this Agreement. Thereafter, Accessity may issue such press releases, and make such other disclosures regarding the proposed Share Exchange, as it determines (after consultation with legal counsel and after having given PEI, Kinergy and Reenergy and their respective legal counsel the opportunity to review and comment on such disclosure) are required under applicable state and federal securities laws or the rules and regulations of the NASD. Subject to the foregoing, except as the Acquired Companies and Accessity shall authorize in writing, the parties hereto shall not, and shall cause their respective officers, directors, employees, Affiliates and Advisors not to, disclose any matter or matters relating to this transaction to any person not an officer, director, employee, Affiliate or Advisor of such party.

         17.2 AMENDMENT; WAIVER. Neither this Agreement, nor any of the terms or provisions hereof, may be amended, modified, supplemented or waived, except by a written instrument signed by the parties hereto (or, in the case of a waiver, by the party granting such waiver). No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver. No failure of either party hereto to insist upon strict compliance by the other party with any obligation, covenant, agreement or condition contained in this Agreement shall operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in a manner consistent with the requirements for a waiver of compliance as set forth in this
Section 17.2. For purposes of this Section 17.2, each of the PEI Shareholders and each of the PEI Warrantholders hereby appoints Ryan Turner as his, her or its agent and attorney-in-fact to make and execute and any all such amendments, modifications, supplements and waivers and hereby acknowledge and agree that a decision by Ryan Turner shall be final, binding and conclusive on such PEI Shareholder or PEI Warrantholder, as the case may be, and that Accessity, Kinergy, Reenergy and the other Owners may rely upon any act, decision, consent or instruction of Ryan Turner.

         17.3 FEES AND EXPENSES. Except as otherwise provided in this Agreement, each of the parties hereto shall bear and pay its own costs and expenses incurred in connection with the origin, preparation, negotiation, execution and delivery of this Agreement and the agreements, instruments, documents and transactions referred to in or contemplated by this Agreement (whether or not such transactions are consummated) including, without limitation, any fees, expenses or commissions of any of its Advisors, attorneys, accountants, agents, finders or brokers. Accessity shall indemnify the Owners and the PEI

Warrantholders against any claims of third parties for any brokerage, finder's, agent's or similar fees or commissions in connection with the transactions contemplated hereby insofar as such claims are alleged to be based on arrangements or contacts made by, to or with Accessity or its Advisors or representatives. The Acquired Companies shall indemnify Accessity against all such claims insofar as they are alleged to be based on arrangements or contacts made by, to or with any of the Owners, the PEI Warrantholders or the Acquired Companies or their respective Advisors or representatives.

         17.4 NOTICES.

                  (a) All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing (including telefax, telegraphic, telex or cable communication) and mailed, telefaxed, telegraphed, telexed, cabled or delivered:

                           (i) If to the Owners or the PEI Warrantholders, to
the respective address for each such Owner or PEI Warrantholder set forth on the signature pages hereto.

                           (ii) If to PEI, to:

                               Pacific Ethanol, Inc.
                               5711 N. West Avenue
                               Fresno, CA 93711
                               Attn: Jeff Manternach
                               Facsimile no.: (559) 435-1478

                               with a copy to:

                               Rutan & Tucker, LLP
                               611 Anton Blvd., 14th Floor
                               Costa Mesa, California  92626
                               Attn: Larry A. Cerutti, Esq.
                               Facsimile no.: (714) 546-9035

                           (iii) If to Kinergy, to:

                               Kinergy Marketing, LLC
                               1260 Lake Blvd., Suite 225
                               Davis, CA  95616
                               Attn: Neil Koehler
                               Facsimile no.: (530) 750-3019

                           (iv) If to Reenergy, to:

                               Reenergy, LLC
                               225 SE 59th Avenue
                               Portland, OR  97215
                               Attn:  Tom Koehler
                               Facsimile no.: (530) 226-7917

                           (v) If to Accessity, to:

                               Accessity Corp.
                               12514 West Atlantic Blvd.
                               Coral Springs, FL 33071
                               Attn:  Barry Siegel
                               Facsimile no.: (954) 752-6544

                               with a copy to:
                               Meritz & Muenz, LLP
                               Three Hughes Place
                               Dix Hills, NY  11746
                               Attn:  Lawrence A. Muenz, Esq.
                               Facsimile no.: (631) 242-6715

                  (b) All notices and other communications required or permitted under this Agreement which are addressed as provided in this Section 17.4 (i) if delivered personally against proper receipt or by confirmed telefax or telex, shall be effective upon delivery and (ii) if delivered (A) by certified or registered mail with postage prepaid, or (B) by Federal Express or similar courier service with courier fees paid by the sender upon receipt. Either party may from time to time change its address for the purpose of notices to that party by a similar notice specifying a new address, but no such change shall be deemed to have been given until it is actually received by the party sought to be charged with its contents.

         17.5 ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any party hereto without the prior written consent of the other parties; provided, however, that Accessity may assign its rights and obligations under this Agreement to any entity who by merger, consolidation, purchase or sale subsequently becomes an Affiliate without the prior consent of the Owners or any of the Acquired Companies. Any assignment which contravenes this Section 17.5 shall be void ab initio.

         17.6 GOVERNING LAW. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with (i) with respect to matters arising prior to the Closing Date, the internal laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and (ii) with respect to matters arising on and after the Closing Date, the internal laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

         17.7 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Agreement will become binding when one or more counterparts hereof, individually or taken together, will bear the signatures of all the parties reflected hereon as signatories.

         17.8 HEADINGS. The headings contained in this Agreement are for convenience of reference only and shall not constitute a part hereof or define, limit or otherwise affect the meaning of any of the terms or provisions hereof.

         17.9 ENTIRE AGREEMENT. This Agreement (which defined term includes the Schedules and Exhibits to this Agreement) embodies the entire agreement and understanding among the parties hereto with respect to the subject matter of this Agreement and supersedes all prior agreements, commitments, arrangements, negotiations or understandings, whether oral or written, between the parties with respect thereto. There are no agreements, covenants, undertakings, representations or warranties with respect to the subject matter of this Agreement other than those expressly set forth or referred to herein. This is an integrated agreement.

         17.10 SEVERABILITY. Each term and provision of this Agreement constitutes a separate and distinct undertaking, covenant, term and/or provision hereof. In the event that any term or provision of this Agreement shall be determined to be unenforceable, invalid or illegal in any respect, such unenforceability, invalidity or illegality shall not affect any other term or provision of this Agreement, but this Agreement shall be construed as if such unenforceable, invalid or illegal term or provision had never been contained herein. Moreover, if any term or provision of this Agreement shall for any reason be held to be excessively broad as to time, duration, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the extent permitted under applicable law as it shall then exist.

         17.11 OTHER REMEDIES. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law on such party, and the exercise of any one remedy will not preclude the exercise of any other.

         17.12 ABSENCE OF THIRD PARTY RIGHTS. No provisions of this Agreement are intended, nor will be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any client, customer, Affiliate, shareholders, or partner of any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

         17.13 CONSTRUCTION OF AGREEMENT. The Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof will not be construed for or against either party. A reference to a Section or an Exhibit will mean a Section in, or Exhibit to, this Agreement unless otherwise explicitly set forth herein.

         17.14 ATTORNEYS' FEES. In the event that any action or proceeding is commenced by any party hereto for the purpose of enforcing any provision of this Agreement, the parties to such action or proceeding may receive as part of any award, judgment, decision or other resolution of such action or proceeding their costs and reasonable attorneys' fees as determined by the person or body making such award, judgment, decision or resolution. Should any claim hereunder be settled short of the commencement of any such action or proceeding, the parties in such settlement shall be entitled to include as part of the damages alleged to have been incurred reasonable costs of attorneys or other professionals in investigation or counseling on such claim.

         17.15 NO JOINT VENTURE. Nothing contained in this Agreement will be deemed or construed as creating a joint venture or partnership between any of the parties hereto. Except to the extent provided in Article XVI and Section
17.2 above and Section 17.16 below, no party is by virtue of this Agreement authorized as an agent, employee or legal representative of any other party and no party will have the power or authority to control the activities and operations of any other or to bind or commit any other. The status of the parties hereto is, and at all times will continue to be, that of independent contractors with respect to each other.

         17.16 FURTHER ASSURANCES. On and after the Closing Date, the Owners shall take such other steps and actions as may be necessary to put Accessity in actual possession and operating control of PEI, Kinergy and Reenergy as may be reasonably requested by Accessity. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

                  [SIGNATURES CONTAINED ON THE FOLLOWING PAGES]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

"ACCESSITY":                    ACCESSITY CORP.


                                By: /S/ BARRY SIEGEL
                                    ------------------------
                                Print Name: Barry Siegel
                                            ----------------------
                                Title: Chairman and Chief Executive Officer
                                       ------------------------------------


"ACQUIRED COMPANIES":           PACIFIC ETHANOL, INC.


                                By: /S/ RYAN TURNER
                                    -----------------------
                                Print Name: Ryan Turner
                                            ------------------------
                                Title: Chief Operating Officer
                                       -----------------------------


                                KINERGY MARKETING, LLC


                                By: /S/ NEIL M. KOEHLER
                                    -------------------------
                                Print Name: Neil M. Koehler
                                            ----------------------
                                Title: President
                                       ----------------


                                REENERGY, LLC


                                By: /S/ FRANK L. LINDBLOOM
                                    ----------------------------
                                Print Name: Frank L. Lindbloom
                                            ------------------------
                                Title: Member/Owner
                                       ---------------------

                                 PEI SHAREHOLDER
                                 SIGNATURE PAGE
                                       TO
                            SHARE EXCHANGE AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



                                 By:________________________

                                 Name:______________________

                                 Title:_____________________

                                 Name of PEI Shareholder
                                 (if other than individual):

                                 ___________________________

                                PEI WARRANTHOLDER
                                 SIGNATURE PAGE
                                       TO
                            SHARE EXCHANGE AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.




                                           By:________________________

                                           Name:______________________

                                           Title:_____________________

                                           Name of PEI Warrantholder
                                           (if other than individual):

                                           ___________________________

                                 KINERGY MEMBER
                                 SIGNATURE PAGE
                                       TO
                            SHARE EXCHANGE AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                         ______________________________
                                         Neil Koehler

                                 REENERGY MEMBER
                                 SIGNATURE PAGE
                                       TO
                            SHARE EXCHANGE AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



                                       By:_________________________

                                       Name:_______________________

                                       Title:______________________

                                       Name of Reenergy Member (if
                                       other than individual):

                                       ____________________________

                                    EXHIBIT A

                                 Exchange Ratios

     PEI Exchange Ratio:

         1.0 (1-to-1)



     Kinergy Exchange Ratio:

         18,750 (18,750 shares per 1% Kinergy Interest)



     Reenergy Exchange Ratio:

         21,250 (21,250 shares per 1% Reenergy Interest)

                                    EXHIBIT B

          PEI Shareholders and Accessity Exchange Shares to be Received
          -------------------------------------------------------------

                                           No. of Shares of     No. of Accessity
   Name of Shareholder                      PEI Stock Owned      Exchange Shares
   -------------------                      ---------------      ---------------

William Jones                                 4,800,000             4,800,000

SC Fuels, Inc.                                1,500,000             1,500,000

Ryan Turner                                   1,243,333             1,243,333

Jeannine Campos                                   6,667                 6,667

Tony Campos                                     100,000               100,000

Cagan McAfee Capital Partners, LLC            1,000,000             1,000,000

Andrea Jones                                  1,350,000             1,350,000

Bradley Rotter                                   66,666.67             66,667

Turner Family Trust                              20,000                20,000

Clark and Patti Abramson                         20,000                20,000

Rogene Scott Turner, as Trustee for               3,000                 3,000
the Rogene Scott Turner Trust dated
9/10/91

W. Denman Zirkle                                126,666               126,666

Luise Bettina Zirkle Garcia                      16,667                16,667

Sigrid Anne Zirkle Carroll                       16,667                16,667

William Wade Zirkle                              16,667                16,667

Anne Pendleton Zirkle                             3,333                 3,333

Janet Dumper                                      5,000                 5,000

Robert Dumper                                     5,000                 5,000

Joseph Childrey                                  40,000                40,000

Micaela Zirkle Shaugnesy                         20,000                20,000

Illiquid Assets Trust, FBO Peter H.              16,666.67             16,667
Koehler (Jon W. Nickel, Trustee)

                                           No. of Shares of     No. of Accessity
   Name of Shareholder                      PEI Stock Owned      Exchange Shares
   -------------------                      ---------------      ---------------

Roger Manternach                                 16,666.67             16,667

Barry Fay                                        35,000                35,000

James and Bernice Campbell                        2,000                 2,000

John Burke                                        5,000                 5,000

McDonald Investments, Inc., FBO                  10,000                10,000
Michael Frangopoulos

Samuel Kozasky                                    2,000                 2,000

Dermot Fallon                                     8,000                 8,000

James Burkdoll                                    4,000                 4,000

Howard Kaplan                                    10,000                10,000

Jay Scott                                         8,000                 8,000

Gregg Mullery                                    10,000                10,000

Richard DeSousa                                   4,000                 4,000

R. V. Edwards, Jr.                               17,000                17,000

Louis Lyras                                       7,000                 7,000

John and Anne Fallon                              8,000                 8,000

Venkata Kollipara (as Custodian for              10,000                10,000
Priya Kollipara)

Venkata Kollipara (as Custodian for              10,000                10,000
Puneet Kollipara)

Robert and Rosalie Dettle Living                 10,000                10,000
Trust (Robert E. Dettle, Trustee)

Michael Kemp                                     14,000                14,000

Daniel Yates                                     10,000                10,000

Alex and Lisa Jachno                             10,000                10,000

                                           No. of Shares of     No. of Accessity
   Name of Shareholder                      PEI Stock Owned      Exchange Shares
   -------------------                      ---------------      ---------------

Barbara LaCosse                                   3,400                 3,400

Lakshmana Madala                                 13,400                13,400

Edward Muransky                                   7,000                 7,000

Alex and Luba Jachno                              2,000                 2,000

Katharine Moore                                   7,000                 7,000

Armen Arzoomanian                                10,000                10,000

David DeSilva                                    35,000                35,000

Steve Elefter                                     4,000                 4,000

Tom McFaul                                        3,400                 3,400

Elizabeth Reed                                   17,000                17,000

Venkata Kollipara                                10,000                10,000

Kennon White                                      7,000                 7,000

Teixeira Investments, L.P.                       34,000                34,000

David Jessen                                      4,000                 4,000

Henry Mauz                                        8,000                 8,000

Lyles Diversified, Inc.                       1,000,000             1,000,000

Linden Growth Partners                          250,000               250,000

Dan Hollis                                      250,000               250,000

   TOTAL                                     12,252,200            12,252,200
                                             ==========            ==========

        PEI Warrantholders and Warrants to Acquire Accessity Common Stock
        -----------------------------------------------------------------


                                    No. of Shares Subject to      Exercise Price
  Name of PE Warrantholder       Accessity Replacement Warrants      per Share
  ------------------------       ------------------------------      ---------

Cagan-McAfee Capital Partners                14,167                    $1.50

Prima Capital Group, Inc.                    28,320                    $1.50

Frank Siefert                                 1,000                    $1.50

Cagan-McAfee Capital Partners                50,000                    $2.00

Jeffrey Manternach                           25,000                    $0.01

Liviakis Group                            1,150,000                    $0.0001
                                          ---------                    -------

                                          1,268,487              $ .0001 - $2.00
                                          =========              ===============

                                      Convertible Debt
                                      ----------------

Lyles Diversified, Inc.*                  1,000,000*                1,000,000*
                                          ----------                ----------

* Lyles Diversified, Inc. ("LDI") may receive up to 1,000,000 shares of PEI Stock pursuant to the conversion of a portion of the currently outstanding debt owed by PEI to LDI, which conversion is at the option of LDI. Accordingly, the number of Accessity Exchange Shares to be received by LDI shall be equal to the product of (i) the number of shares of PEI Stock received upon conversion (at a conversion rate of $1.50 per share) of such portion of such debt, multiplied by
(ii) the PEI Exchange Ratio. The parties acknowledge and agree that Accessity Exchange Shares will be directly issued to LDI (without any preceding issuance of shares of PEI Stock) if such conversion occurs after the Closing Date.

                                    EXHIBIT C

          Kinergy Members and Accessity Exchange Shares to be Received
          ------------------------------------------------------------

                                           Kinergy             No. of Accessity
        Name of Member               Percentage Interest        Exchange Shares
        --------------               -------------------        ---------------

        Neil Koehler                        100%                    1,875,000

                                    EXHIBIT D

          Reenergy Members and Accessity Exchange Shares to be Received
          -------------------------------------------------------------

                                             Reenergy          No. of Accessity
        Name of Member                 Percentage Interest      Exchange Shares
        --------------                 -------------------      ---------------

        Kinergy Resources, LLC                 23.5%                  499,375

        Kent Kaulfuss                          23.5%                  499,375

        Flin-Mac, Inc.                         23.5%                  499,375

        Tom Koehler                            29.5%                  626,875

                                    EXHIBIT E

                             Form of Spousal Consent
                             -----------------------


         The undersigned, as the spouse of __________________, hereby signs and consents to the foregoing "Share Exchange Agreement" for the purpose of binding and consenting to the commitment of the marital community property of _____________________ and the undersigned as assets available for the satisfaction of the undersigned's obligations under the foregoing "Share Exchange Agreement" and any other documents, agreements or instruments referenced therein, and for the purpose of acknowledging and agreeing that (i) no consent of the undersigned shall be required for any future modification of the foregoing "Share Exchange Agreement" or any other document, agreement or instrument referenced therein, and (ii) any community property of ____________________ and the undersigned which shall hereafter be transmuted into separate property of the undersigned shall be available for satisfaction of obligations under the foregoing "Share Exchange Agreement" and any other documents, agreements or instruments referenced therein.



                                      By:______________________________________
                                           (Signature)

                                      Name:____________________________________
                                             (Please print)

                   AMENDMENT NO. 1 TO SHARE EXCHANGE AGREEMENT

         THIS AMENDMENT NO. 1 TO SHARE EXCHANGE AGREEMENT (this "Amendment") is made and entered into as of July 29, 2004, by and among Accessity Corp., a New York corporation ("Accessity"); Pacific Ethanol, Inc., a California corporation ("PEI"); Kinergy Marketing, LLC, an Oregon limited liability company ("Kinergy"); Reenergy, LLC, a California limited liability company ("Reenergy," and together with PEI and Kinergy, the "Acquired Companies"); each of the shareholders of PEI identified on the signature pages hereof (collectively, the "PEI Shareholders"); each of the holders of options or warrants to acquire shares of common stock of PEI identified on the signature pages hereof (collectively, the "PEI Warrantholders"); each of the limited liability company members of Kinergy identified on the signature pages hereof (collectively, the "Kinergy Members"); each of the limited liability company members of Reenergy identified on the signature pages hereof (collectively, the "Reenergy Members").

         WHEREAS, Accessity, PEI, Kinergy, and Reenergy have executed a Share Exchange Agreement dated as of May 14, 2004 (the "Exchange Agreement"); and

         WHEREAS, Accessity, PEI, Kinergy and Reenergy desire to amend certain provisions of the Share Exchange Agreement.

         NOW THEREFORE, in consideration of the foregoing premises and the respective promises and agreements of the parties set forth herein, the parties hereto agree as follows:

         1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Exchange Agreement.

         2. AMENDMENTS.

         (a) Section 2.5 of the Exchange Agreement is hereby amended by deleting in its entirety the next-to-last sentence of said Section 2.5 which reads: "The parties shall not take a position on any tax return inconsistent with this
Section 2.5." and inserting in its place the following new next-to-last sentence of Section 2.5 which shall read in its entirety as follows:

         "The parties shall not take a position on any tax return inconsistent with this Section 2.5 and shall not take any action or omit to take any action which will or which could reasonably be expected to result in the disqualification of the Share Exchange as part of a unified plan for the exchange of stock entitled to non-recognition treatment under
         Section 351 of the Code."

         (b) Section 4.8 of the Exchange Agreement is hereby amended by inserting the phrase "Except as set forth on Schedule 4.8," at the beginning of
Section 4.8.

         (c) Section 6.8 of the Exchange Agreement is hereby amended by inserting the word "no" before the word "Actions" in the first line of said
Section 6.8, so that the first portion of the first sentence of Section 6.8 up to the first comma therein reads:

         "There are no Actions to which Kinergy is a party, ...."

         (d) Section 8.8 of the Exchange Agreement is hereby amended by inserting the word "no" before the word "Actions" in the first line of said
Section 8.8, so that the first portion of the first sentence of Section 8.8 up to the first comma therein reads:

         "There are no Actions to which Reenergy is a party, ...."

         (e) Section 11.11 of the Exchange Agreement is hereby amended by deleting the period at the end of Section 11.11 and adding the following additional language at the end of Section 11.11 as so modified:

         "; provided, that, in lieu of preparing (pursuant to Section 11.7 above) and distributing the Owner Disclosure Document, the documents required to be furnished pursuant to Rule 502(b)(ii) of Regulation D promulgated under the rules and regulations of the Securities Act of 1933, as amended, may instead be distributed."

         (f) Subsection (a) of Section 3.2 of the Exchange Agreement is hereby amended by deleting said subsection in its entirety and inserting in its place the following new subsection (a) of Section 3.2, which shall read in its entirety as follows:

               "(a)to each PEI Warrantholder, an Accessity Replacement Warrant evidencing such PEI Warrantholder's right to acquire the number of shares of Accessity Common Stock set forth opposite his or her name as set forth on Exhibit B and otherwise providing for the same terms and conditions as provided for in the PEI Warrants of such PEI Warrantholder; and, if the transfer agent is able to provide such stock certificates by the Closing Date or, if not, as soon as the transfer agent is able to provide such stock certificates after the Closing Date, to each PEI Shareholder, a stock certificate evidencing his or her ownership of the number of Accessity Exchange Shares set forth opposite his or her name as set forth on Exhibit B; to each Kinergy Member, a stock certificate evidencing his or her ownership of the number of Accessity Exchange Shares set forth opposite his or her name as set forth on Exhibit C; and to each Reenergy Member, a stock certificate evidencing his or her ownership of the number of Accessity Exchange Shares set forth opposite his or her name as set forth on Exhibit D;"

         (g) Subsection (c) of Section 16.1 of the Exchange Agreement is hereby amended by deleting said subsection in its entirety and inserting in its place the following new subsection (c), which shall read in its entirety as follows:

                "(c) by either Accessity or the Acquired Companies if the Closing has not occurred on or before October 29, 2004 (the "Final Date");"

         (h) Section 16.1 of the Exchange Agreement is hereby further amended by deleting the word "or" set forth at the end of subsection (g) of Section 16.1, by deleting the period and inserting the word "; or" at the end of subsection
(h) of Section 16.1, and by adding a new subsection (i) to Section 16.1 which shall read in its entirety as follows:

                "(i) by either Accessity or any of the Acquired Companies, if holders of one percent (1%) or more of the common stock of Accessity exercise their dissenters' rights in connection with the proposed reincorporation of Accessity in the State of Delaware as contemplated by Section 13.6 above."

         (i) Exhibit B to the Exchange Agreement is hereby amended by deleting the information in the last row of the table entitled "PEI Shareholders and Accessity Exchange Shares to be Received" on Exhibit B that reads: "Dan Hollis 250,000 250,000" and inserting in its place the following new information:

                  "Barry Uphoff                        12,500          12,500
                  Andrew Hoffman                       25,000          25,000
                  Stephen George                       12,500          12,500
                  Bradley Rotter                      150,000         150,000
                  Michael Peterson                     37,500          37,500
                  James George                         12,500          12,500"

         (j) Exhibit B to the Exchange Agreement is hereby further amended by deleting the name "Liviakis Group" set forth immediately above the TOTAL line in the table entitled "PEI Warrantholders and Warrants to Acquire Accessity Common Stock" on Exhibit B and inserting in its place the name "Liviakis Financial Communications, Inc."

         (k) Section 4.2 of the Exchange Agreement is hereby amended by deleting the number "20,000,000" and replacing it with "30,000,000".

         3. MISCELLANEOUS. Except as modified and amended pursuant to this Amendment, the Exchange Agreement shall remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Amendment will become binding when one or more counterparts hereof, individually or taken together, will bear the signatures of all the parties reflected hereon as signatories.

                  [SIGNATURES CONTAINED ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

"ACCESSITY":                         ACCESSITY CORP.


                                     By:  /S/ BARRY SIEGEL
                                          ---------------------------------
                                          Barry Siegel, Chairman and CEO



"ACQUIRED COMPANIES":                PACIFIC ETHANOL, INC.


                                     By:  /S/ RYAN TURNER
                                          ---------------------------------
                                          Ryan Turner, Director and COO



                                     KINERGY MARKETING, LLC


                                     By:  /S/ NEIL M. KOEHLER
                                          ---------------------------------
                                          Neil M. Koehler, President



                                     REENERGY, LLC


                                     By:  /S/ FRANK L. LINDBLOOM
                                          ---------------------------------
                                          Frank R. Lindbloom, Member/Owner

                      PEI SHAREHOLDER AND PEI WARRANTHOLDER
                                 SIGNATURE PAGE
                                       TO
                               AMENDMENT NO. 1 TO
                            SHARE EXCHANGE AGREEMENT


         Pursuant to the authority granted to the undersigned in Section 17.2 of the Exchange Agreement, by execution of this Amendment below by the undersigned, the PEI Shareholders and PEI Warrantholders have executed this Amendment as of the day and year first above written.




                                                     By:  ______________________
                                                          Ryan Turner,
                                                          Attorney-in-Fact

                                 KINERGY MEMBER
                                 SIGNATURE PAGE
                                       TO
                               AMENDMENT NO. 1 TO
                            SHARE EXCHANGE AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.




                                             ______________________________
                                             Neil M. Koehler

                                 REENERGY MEMBER
                                 SIGNATURE PAGE
                                       TO
                               AMENDMENT NO. 1 TO
                            SHARE EXCHANGE AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                                       KINERGY RESOURCES, LLC


                                       By:  _______________________________
                                            Neil M. Koehler, Member


                                       FLIN-MAC, INC.


                                       By:  _______________________________
                                            Frank R. Lindbloom, President


                                       ___________________________
                                       Kent Kaulfuss


                                       ___________________________
                                       Tom Koehler

                   AMENDMENT NO. 2 TO SHARE EXCHANGE AGREEMENT

         THIS AMENDMENT NO. 2 TO SHARE EXCHANGE AGREEMENT (this "Amendment") is made and entered into as of October 1, 2004, by and among Accessity Corp., a New York corporation ("Accessity"); Pacific Ethanol, Inc., a California corporation ("PEI"); Kinergy Marketing, LLC, an Oregon limited liability company ("Kinergy"); ReEnergy, LLC, a California limited liability company ("ReEnergy," and together with PEI and Kinergy, the "Acquired Companies"); each of the shareholders of PEI (collectively, the "PEI Shareholders"); each of the holders of options or warrants to acquire shares of common stock of PEI (collectively, the "PEI Warrantholders"); each of the limited liability company members of Kinergy identified on the signature pages hereof (collectively, the "Kinergy Members"); each of the limited liability company members of ReEnergy identified on the signature pages hereof (collectively, the "ReEnergy Members").

         WHEREAS, Accessity, PEI, Kinergy, and ReEnergy have executed a Share Exchange Agreement dated as of May 14, 2004, as amended by that certain Amendment No. 1 to Share Exchange Agreement dated as of July 29, 2004 (as so amended, the "Exchange Agreement"); and

         WHEREAS, Accessity, PEI, Kinergy and ReEnergy desire to amend certain provisions of the Share Exchange Agreement.

         NOW THEREFORE, in consideration of the foregoing premises and the respective promises and agreements of the parties set forth herein, the parties hereto agree as follows:


         1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Exchange Agreement.

         2. AMENDMENTS.

         (a) Section 2.3 of the Exchange Agreement is hereby amended by replacing the reference to "1,875,000 Accessity Exchange Shares" with "3,875,000 Accessity Exchange Shares."

         (b) Section 2.4 of the Exchange Agreement is hereby amended by replacing the reference to "21,250 Accessity Exchange Shares" with "1,250 Accessity Exchange Shares."

         (c) Section 3.2(d) of the Exchange Agreement is hereby amended by deleting said Section 3.2(d) in its entirety and inserting in its place the following new Section 3.2(d) which shall read in its entirety as follows:

                "(d) the written resignations of each of the current directors of Accessity other than Kenneth J. Friedman (Barry Siegel and Bruce S. Udell), dated as of the Closing Date, in form and substance reasonably acceptable to each of PEI, Kinergy and ReEnergy (and Kenneth J. Friedman shall thereafter remain as a Class II director (thereby holding such board seat until the annual meeting of Accessity shareholders to be held in the fourth calendar quarter of 2005) and shall confirm said resignations and appoint Neil M. Koehler and William Lyles as Class I directors of Accessity, John Pimentel as a Class II director of Accessity and Ryan Turner and Frank P. Greinke as Class III directors of Accessity to fill the vacant director positions and serve as directors of Accessity upon and after the Closing);"

         (d) Section 4.2 of the Exchange Agreement is hereby amended by deleting the number "12,252,200" appearing in the fourth line of said section and inserting in its place the number "13,332,200."

         (e) Clause (xi) of Section 11.4(a) of the Exchange Agreement is hereby amended by adding the following additional language at the end of clause (xi) as so modified:

                ",provided, however, that PEI may issue shares of its common stock in a private placement transaction provided that in connection with such private placement transaction all but $500,000 of the offering proceeds must be held in an escrow account and not released until on or after the Closing Date;"

         (f) Section 11.5 of the Exchange Agreement is hereby amended by deleting said Section 11.5 in its entirety and inserting in its place the following new Section 11.5 which shall read in its entirety as follows:

                "11.5 ACCESSITY ANNUAL SHAREHOLDERS' MEETING. Accessity shall, in accordance with its articles of incorporation and bylaws and the applicable requirements of New York law, call and hold an annual meeting of its shareholders as promptly as practicable for the purpose of permitting them to consider and to vote upon and approve the Share Exchange and the transactions contemplated by this Agreement, the reincorporation of Accessity in the State of Delaware referred to in
         Section 13.6 below, the Subsidiary Transfer and the Subsidiary Sale referred to in Section 13.11 below, and the adoption of a new stock option plan referred to in Section 13.16 below, in form and substance reasonably acceptable to the Acquired Companies) (the "Accessity Annual Shareholders' Meeting"). As soon as permissible under all applicable Legal Requirements, Accessity shall cause a copy of the Proxy Statement (as defined in Section 11.6 below) to be delivered to each shareholder of Accessity who is entitled to vote on such matter under its articles of incorporation and bylaws and the applicable requirements of New York law."

         (g) Section 12.9 of the Exchange Agreement is hereby amended by deleting said Section 12.9 in its entirety and inserting in its place the following new Section 12.9 which shall read in its entirety as follows:

                "12.9 CONSULTING AND NONCOMPETITION AGREEMENTS. Accessity shall have entered into a consulting and noncompetition agreement with Barry Siegel in regard to advisory services to be rendered by Mr. Siegel, in form and substance mutually acceptable to the Acquired Companies, Accessity and Barry Siegel (the "Siegel Consulting and Noncompetition Agreement"). The Siegel Consulting and Noncompetition Agreement shall include payment to Barry Siegel on the Closing Date of compensation (a) in the form of the number of shares of Common Stock of Accessity equal to the excess, if any, of 400,000 shares of the Common Stock of Accessity over the number of shares of Siegel Common Stock determined in accordance with Section 13.11 of this Agreement and (b) allocated between compensation for consulting services and a covenant not to compete, each in such amounts as shall be mutually acceptable to the Acquired Companies, Accessity and Barry Siegel. Accessity shall also have entered into a consulting and noncompetition agreement with Philip Kart in regard to advisory services to be rendered by Mr. Kart, in form and substance mutually acceptable to the Acquired Companies, Accessity and Philip Kart (the "Kart Consulting and Noncompetition Agreement"). The Kart Consulting and Noncompetition Agreement shall include payment to Philip Kart on the Closing Date of compensation (a) in the amount of 200,000 shares of the Common Stock of Accessity and (b) allocated between compensation for consulting services and a covenant not to compete, in such amounts as shall be mutually acceptable to the Acquired Companies, Accessity and Philip Kart."

         (h) Section 12.13 of the Exchange Agreement is hereby amended by deleting said Section 12.13 in its entirety and inserting in its place the following new Section 12.13 which shall read in its entirety as follows: :

                "12.13 APPROVAL BY ACCESSITY SHAREHOLDERS. The shareholders of Accessity shall have approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the reincorporation of Accessity in the State of Delaware referred to in Section 13.6 below, the Subsidiary Transfer and the Subsidiary Sale referred to in Section
         13.11 below, and the adoption of a new stock option plan referred to in
         Section 13.16 below, in form and substance reasonably acceptable to the Acquired Companies)). "

         (i) Section 12.14 of the Exchange Agreement is hereby amended by deleting the number "18,800,000" appearing in the fourth line of said section and inserting in its place the number "21,700,000."

         (j) Section 12.16 of the Exchange Agreement is hereby amended by deleting said Section 12.16 in its entirety and inserting in its place the following new Section 12.16 which shall read in its entirety as follows: :

                "12.16 FAIRNESS OPINION. Accessity shall have received a fairness opinion regarding the Subsidiary Transfer referred to in
         Section 13.11 below. "

         (k) Article XII of the Exchange Agreement is hereby amended by adding at the end thereof a new Section 12.17 which shall read in its entirety as follows:

                "12.17 RECEIPT OF ADDITIONAL EQUITY CAPITAL BY PEI. PEI shall have raised an additional $7.0 million in equity capital pursuant to the private placement of securities of PEI between October 1, 2004 and the Closing Date (which securities shall also be exchanged for securities of Accessity pursuant to the Share Exchange, subject to the other terms and conditions set forth in this Agreement)."

         (l) Article XII of the Exchange Agreement is hereby amended by adding at the end thereof a new Section 12.18 which shall read in its entirety as follows:

                "12.18 NONCOMPETITION AND NONSOLICITATION AGREEMENTS. Each of Neil M. Koehler, William Jones, Andrea Jones, Ryan Turner and Tom Koehler shall have entered into a Noncompetition and Nonsolicitation Agreement with Accessity in a form mutually agreeable to the parties."

         (m) Section 13.4 of the Exchange Agreement is hereby amended by deleting said Section 13.4 in its entirety and inserting in its place the following new Section 13.4 which shall read in its entirety as follows:

                "13.4 APPROVAL BY ACCESSITY SHAREHOLDERS. The shareholders of Accessity shall have approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the reincorporation of Accessity in the State of Delaware referred to in Section 13.6 below, the Subsidiary Transfer and the Subsidiary Sale referred to in Section
         13.11 below, and the adoption of a new stock option plan referred to in
         Section 13.16 below, in form and substance reasonably acceptable to the Acquired Companies)). "

         (n) Section 13.10 of the Exchange Agreement is hereby amended by deleting said Section 13.10 in its entirety and inserting in its place the following new Section 13.10 which shall read in its entirety as follows: :

                "13.10 LIMITATION OF OUTSTANDING CAPITAL STOCK. As of the Closing Date, without giving effect to the transactions contemplated hereby, Accessity shall have no more than 2,800,000 of capital stock issued and outstanding on a fully-diluted basis (including shares of capital stock issuable upon exercise of any and all options, calls, warrants, claims and any other rights to acquire shares of capital stock of Accessity, whether accrued or contingent, other than an aggregate of 600,000 shares of common stock of Accessity to be issued and beneficially owned by Barry Siegel and Philip Kart)."

         (o) Section 13.11 of the Exchange Agreement is hereby amended by deleting said Section 13.11 in its entirety and inserting in its place the following new Section 13.11 which shall read in its entirety as follows: :

                  "13.11 SUBSIDIARY TRANSFER, SUBSIDIARY SALE AND WAIVER OF CHANGE OF CONTROL PROVISIONS BY BARRY SIEGEL AND PHILIP KART.. Prior to Closing, Accessity shall have (a) transferred its subsidiary DriverShield CRM Corp., a Delaware corporation, to Barry Siegel pursuant to a written agreement between Accessity and Barry Siegel, in form and substance reasonably satisfactory to PEI, Kinergy and ReEnergy (the "Subsidiary Transfer"), and sold its other subsidiary, Sentaur Corp., a Florida corporation, to Barry Siegel pursuant to a written agreement between Accessity and Barry Siegel, in form and substance reasonably satisfactory to PEI, Kinergy and ReEnergy (the "Subsidiary Sale"), and (b) issued a certain number of shares of Common Stock of Accessity (the "Siegel Common Stock"), not to exceed 400,000 shares, in consideration of the waiver by Barry Siegel of the change in control provisions set forth in the employment agreement between Accessity and Barry Siegel that expires on December 31, 2004, as the same would be applicable to the consummation of the transactions contemplated by this Agreement (including, but not limited to, the provisions that require Accessity to pay to Barry Siegel (i) a severance payment of 300% of his average annual salary for the past five years, less $100; (ii) the cash value of his outstanding but unexercised stock options; and (iii) for any and all other perquisites in the event that he is terminated for various reasons specified in such agreement following a change of control (as defined in such agreement)). The number of shares of Siegel Common Stock to be issued shall be such number, which shall not exceed 400,000 shares of Common Stock of Accessity, as shall be equal to a fraction, the numerator of which is the excess of the value of the waived severance payment over the fair market value of DriverShield CRM Corp. determined as of the Closing Date, and the denominator of which is the closing price per share of the Common Stock of Accessity on the business day before the Closing Date. Without in any way limiting the foregoing, as part of the Subsidiary Sale, until the landlord of the present Accessity headquarters in Coral Springs, Florida sells the building, Mr. Siegel or an entity owned or controlled by Mr. Siegel (which may include Sentaur) with the consent of the lessor under the existing lease agreement for such facilities, on terms and conditions reasonably satisfactory to the Acquired Companies, will contribute the sum of $3,500 toward the monthly rent obligation; provided, however, that once the Acquired Companies have made lease payments of $50,000 under the lease, Mr. Siegel shall make all lease payment until the building is sold. The parties acknowledge and agree that the personal property at the facilities of Accessity located in Coral Springs, Florida shall also be transferred to Barry Siegel or an entity owned or controlled by Barry Siegel (which may be Sentaur Corp.) and Accessity shall pay Barry Siegel or Sentaur Corp. $20,000 for moving expenses. Prior to Closing, Accessity shall also have obtained from Philip Kart, in consideration for the execution and delivery by Accessity of the Kart Consulting and Non-Competition Agreement described in Section 12.9 of this Agreement, the waiver by Philip Kart of the change in control provisions set forth in the employment agreement between Accessity and Philip Kart that expires on December 31, 2004, as the same would be applicable to the consummation of the transactions contemplated by this Agreement (including, but not limited to, the provisions that require Accessity to pay to Philip Kart (i) a severance payment of 100% of his annual salary on a date specified in such agreement; (ii) the cash value of his outstanding but unexercised stock options; and (iii) for any and all other perquisites in the event that he is terminated for various reasons specified in such agreement following a change of control (as defined in such agreement)). Immediately prior to the Closing, Accessity shall file with the SEC a Form S-8 covering the Siegel Common Stock and the 200,000 shares of the Common Stock of Accessity issuable to Philip Kart pursuant to Section 12.9."

         (p) Section 13.17 of the Exchange Agreement is hereby amended by deleting said Section 13.17 in its entirety and inserting in its place the following: "[Intentionally omitted]."

         (q) Section 14.6 of the Exchange Agreement is hereby amended by deleting said Section 14.6 in its entirety and inserting in its place the following: "[Intentionally omitted]."

         (r) Subsection (b) of Section 14.7 of the Exchange Agreement is hereby amended by deleting said subsection (b) in its entirety and inserting in its place the following: "(b) [Intentionally omitted]."

         (s) Subsections (c) and (d) of Section 16.1 of the Exchange Agreement are hereby amended by deleting said subsections in their entirety and inserting in their place the following new subsections (c) and (d), which shall read in their entirety as follows:

                "(c) by either Accessity or the Acquired Companies if the Closing has not occurred on or before January 7, 2005 (the "Final Date");

                (d) by Accessity, upon written notice, if the shareholders of Accessity shall not have approved the Agreement and the consummation of the transactions contemplated hereby (including, without limitation, with respect to the approval by the shareholders of Accessity, the appointment of the individuals identified in subsection (d) of Section
         3.2 above to the Board of Directors of Accessity, the reincorporation of Accessity in the State of Delaware referred to in Section 13.6 above, the Subsidiary Transfer and the Subsidiary Sale referred to in
         Section 13.11 above, the adoption of a new stock option plan as referred to in Section 13.16 above, in form and substance reasonably acceptable to the Acquired Companies) prior to the Closing Date;"

         (t) The Exchange Agreement is hereby amended to replace all references to "Reenergy" with "ReEnergy."

         (u) Exhibit A to the Exchange Agreement is hereby amended by deleting each reference to "18,750" and "21,250" and replacing each with "38,750" and "1,250," respectively.

         (v) Exhibit B to the Exchange Agreement is hereby amended by deleting the row of the table entitled "PEI Shareholders and Accessity Exchange Shares to be Received" on Exhibit B that reads: "Lyles Diversified, Inc. 1,000,000 1,000,000" and inserting in its place the following new information:

                "Lyles Diversified, Inc.       1,160,000       1,160,000"

         (w) Exhibit B to the Exchange Agreement is hereby amended by deleting the last row of the table entitled "PEI Shareholders and Accessity Exchange Shares to be Received" on Exhibit B that reads:
"TOTAL   12,252,200  12,252,200" and inserting in its place the following new
         ==========  ==========
information:

         "Liviakis Financial Communications, Inc.        920,000        920,000

                  TOTAL                               13,332,200     13,332,200"
                                                      ==========     ==========

         (x) Exhibit B to the Exchange Agreement is hereby further amended by deleting the table entitled name "PEI Warrantholders and Warrants to Acquire Accessity Common Stock" in its entirety and replacing said table with the following new table which shall read in its entirety as follows:

        PEI Warrantholders and Warrants to Acquire Accessity Common Stock
        -----------------------------------------------------------------

                                    No. of Shares Subject to     Exercise Price
 Name of PE Warrantholder        Accessity Replacement Warrants     per Share

Cagan-McAfee Capital Partners                14,167                   $1.50

Prima Capital Group, Inc.                    28,320                   $1.50

Frank Siefert                                 1,000                   $1.50

Cagan-McAfee Capital Partners                50,000                   $2.00

Jeffrey Manternach                           25,000                   $0.01

Liviakis Financial Communications           230,000                  $0.0001
                                            -------                  -------

                                            348,487              $0.0001 - $2.00
                                            =======              ---------------


         (y) Exhibit B to the Exchange Agreement is hereby further amended by deleting the table entitled name "Convertible Debt" in its entirety and replacing said table with the following new table which shall read in its entirety as follows:

                                "Convertible Debt
                                -----------------

         Lyles Diversified, Inc.*              840,000*         840,000*
                                               -------          -------
         -------------
         * Lyles Diversified, Inc. ("LDI") may receive up to 840,000 shares of PEI Stock pursuant to the conversion of a portion of the currently outstanding debt owed by PEI to LDI, which conversion is at the option of LDI. Accordingly, the number of Accessity Exchange Shares to be received by LDI shall be equal to the product of (i) the number of shares of PEI Stock received upon conversion (at a conversion rate of $1.50 per share) of such portion of such debt, multiplied by (ii) the PEI Exchange Ratio. The parties acknowledge and agree that Accessity Exchange Shares will be directly issued to LDI (without any preceding issuance of shares of PEI Stock) if such conversion occurs after the Closing Date."

         (z) Exhibit C to the Exchange Agreement is hereby amended by deleting the reference to "1,875,000" and replacing it with "3,875,000."

         (aa) Exhibit D to the Exchange Agreement is hereby amended by deleting the references to "499,375" and "626,875" and replacing each with "29,375" and "36,875," respectively.

         3. MISCELLANEOUS. Except as modified and amended pursuant to this Amendment, the Exchange Agreement shall remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Amendment will become binding when one or more counterparts hereof, individually or taken together, will bear the signatures of all the parties reflected hereon as signatories.

                  [SIGNATURES CONTAINED ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

"ACCESSITY":                      ACCESSITY CORP.


                                  By:  /S/ BARRY SIEGEL
                                       ---------------------------------
                                       Barry Siegel, Chairman and CEO



"ACQUIRED COMPANIES":             PACIFIC ETHANOL, INC.


                                  By:  /S/ RYAN TURNER
                                       ---------------------------------
                                       Ryan Turner, Director and COO



                                  KINERGY MARKETING, LLC


                                  By:  /S/ NEIL M. KOEHLER
                                       ---------------------------------
                                       Neil M. Koehler, President



                                  REENERGY, LLC


                                  By:  /S/ FRANK R. LINDBLOOM
                                       ---------------------------------
                                       Frank R. Lindbloom, Member/Owner

                      PEI SHAREHOLDER AND PEI WARRANTHOLDER
                                 SIGNATURE PAGE
                                       TO
                               AMENDMENT NO. 2 TO
                            SHARE EXCHANGE AGREEMENT


         Pursuant to the authority granted to the undersigned in Section 17.2 of the Exchange Agreement, by execution of this Amendment below by the undersigned, the PEI Shareholders and PEI Warrantholders have executed this Amendment as of the day and year first above written.




                                             By:  __________________________
                                                  Ryan Turner,
                                                  Attorney-in-Fact

                                 KINERGY MEMBER
                                 SIGNATURE PAGE
                                       TO
                               AMENDMENT NO. 2 TO
                            SHARE EXCHANGE AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.



                                                     ___________________________
                                                     Neil M. Koehler

                                 REENERGY MEMBER
                                 SIGNATURE PAGE
                                       TO
                               AMENDMENT NO. 2 TO
                            SHARE EXCHANGE AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                                           KINERGY RESOURCES, LLC



                                           By: _________________________________
                                               Neil M. Koehler, Member



                                           FLIN-MAC, INC.


                                           By:  ________________________________
                                                Frank R. Lindbloom, President



                                           _____________________________
                                           Kent Kaulfuss



                                           _____________________________
                                           Tom Koehler

                                                                      APPENDIX B

                                 ACCESSITY CORP.

                             2004 STOCK OPTION PLAN
                             ----------------------

     1. PURPOSE OF THE PLAN. The purpose of this 2004 Stock Option Plan (the "Plan") of Accessity Corp., a New York corporation (the "Company"), is to provide the Company with a means of attracting and retaining the services of highly motivated and qualified directors and key personnel. The Plan is intended to advance the interests of the Company by affording to directors and key employees, upon whose skill, judgment, initiative and efforts the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentives inherent in stock ownership in the Company. In addition, the Plan contemplates the opportunity for investment in the Company by consultants that do business with the Company. For purposes of this Plan, the term Company shall include subsidiaries, if any, of the Company.

     2. LEGAL COMPLIANCE. It is the intent of the Plan that all options granted under it ("Options") shall be either "Incentive Stock Options" ("ISOs"), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or non-qualified stock options ("NQOs"); provided, however, that ISOs shall be granted only to employees of the Company. An Option shall be identified as an ISO or an NQO in writing in the document or documents evidencing the grant of the Option. All Options that are not so identified as ISOs are intended to be NQOs. In addition, the Plan provides for the grant of NQOs to consultants that do business with the Company. It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, such aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with such provisions.

     3.   ADMINISTRATION OF THE PLAN.

          3.1 PLAN COMMITTEE. The Plan shall be administered by a committee ("Committee"). The members of the Committee shall be appointed from time to time by the Board of Directors of the Company ("Board") and shall consist of not less than two nor more than five persons. Such persons shall be directors of the Company. Notwithstanding the foregoing, the Board may act as the Committee at any time or from time to time.

          3.2 GRANTS OF OPTIONS BY THE COMMITTEE. In accordance with the provisions of the Plan, the Committee, by resolution, shall select those eligible persons to whom Options shall be granted ("Optionees"); shall determine the time or times at which each Option shall be granted, whether an Option is an ISO or an NQO and the number of shares to be subject to each Option; and shall fix the time and manner in which the Option may be exercised, the Option exercise price, and the Option period. The Committee shall determine the form of option agreement to evidence the foregoing terms and conditions of each Option, which need not be identical, in the form provided for in Section 7. Such option agreement may include such other provisions as the Committee may deem necessary or desirable consistent with the Plan, the Code and Rule 16b-3.

          3.3 COMMITTEE PROCEDURES. The Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee shall keep minutes of its meetings and records of its actions. A majority of the members of the Committee shall constitute a quorum for the transaction of any business by the

Committee. The Committee may act at any time by an affirmative vote of a majority of those members voting. Such vote may be taken at a meeting (which may be conducted in person or by any telecommunication medium) or by unanimous written consent of Committee members without a meeting.

          3.4 FINALITY OF COMMITTEE ACTION. The Committee shall resolve all questions arising under the Plan and option agreements entered into pursuant to the Plan. Each determination, interpretation, or other action made or taken by the Committee shall be final and conclusive and binding on all persons, including, without limitation, the Company, its stockholders, the Committee and each of the members of the Committee, and the directors, officers and employees of the Company, including Optionees and their respective successors in interest.

          3.5 NON-LIABILITY OF COMMITTEE MEMBERS. No Committee member shall be liable for any action or determination made by him or her in good faith with respect to the Plan or any Option granted under it.

     4. BOARD POWER TO AMEND, SUSPEND, OR TERMINATE THE PLAN. The Board may, from time to time, make such changes in or additions to the Plan as it may deem proper and in the best interests of the Company and its stockholders. The Board may also suspend or terminate the Plan at any time, without notice, and in its sole discretion. Notwithstanding the foregoing, no such change, addition, suspension, or termination by the Board shall (i) materially impair any option previously granted under the Plan without the express written consent of the optionee; or (ii) increase the number of shares subject to the Plan, materially increase the benefits accruing to optionees under the Plan, materially modify the requirements as to eligibility to participate in the Plan or alter the method of determining the option exercise price described in Section 8, without stockholder approval.

     5. SHARES SUBJECT TO THE PLAN. For purposes of the Plan, the Committee is authorized to grant Options for up to 2,500,000 shares of the Company's common stock ("Common Stock"), or the number and kind of shares of stock or other securities which, in accordance with Section 13, shall be substituted for such shares of Common Stock or to which such shares shall be adjusted. The Committee is authorized to grant Options under the Plan with respect to such shares. Any or all unsold shares subject to an Option which for any reason expires or otherwise terminates (excluding shares returned to the Company in payment of the exercise price for additional shares) may again be made subject to grant under the Plan.

     6. OPTIONEES. Options shall be granted only to officers, directors or key employees of the Company or consultants that do business with the Company designated by the Committee from time to time as Optionees. Any Optionee may hold more than one option to purchase Common Stock, whether such option is an Option held pursuant to the Plan or otherwise. An Optionee who is an employee of the Company ("Employee Optionee") and who holds an Option must remain a continuous full or part-time employee of the Company from the time of grant of the Option to him until the time of its exercise, except as provided in Section 10.3.

     7. GRANTS OF OPTIONS. The Committee shall have the sole discretion to grant Options under the Plan and to determine whether any Option shall be an ISO or an NQO. The terms and conditions of Options granted under the Plan may differ from one another as the Committee, in its absolute discretion, shall determine as long as all Options granted under the Plan satisfy the requirements of the Plan. Upon determination by the Committee that an Option is to be granted to an Optionee, a written option agreement evidencing such Option shall be given to the Optionee, specifying the number of shares subject to the Option, the Option exercise price, whether the Option is an ISO or an NQO, and the other individual terms and conditions of such Option. Such option agreement may incorporate generally applicable provisions from the Plan, a copy of which shall be provided to all Optionees at the time of their initial grants under the Plan. The Option shall be deemed granted as of the date specified in the grant resolution of the Committee, and the option agreement shall be dated as of the date specified in such resolution. Notwithstanding the foregoing, unless the Committee consists solely of non-employee directors, any Option granted to an executive officer, director or 10% beneficial owner for purposes of Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16 of the 1934 Act"), shall either be (a) conditioned upon the Optionee's agreement not to sell the shares of Common Stock underlying the Option for at least six months after the date of grant or (b) approved by the entire Board or by the stockholders of the Company.

     8. OPTION EXERCISE PRICE. The price per share to be paid by the Optionee at the time an ISO is exercised shall not be less than 100% of the Fair Market Value (as hereinafter defined) of one share of the optioned Common Stock on the date as of which the Option is granted. No ISO may be granted under the Plan to any person who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent thereof, unless the exercise price of such ISO is at least equal to 110% of Fair Market Value on the date of grant. The price per share to be paid by the Optionee at the time an NQO is exercised shall not be less than 85% of the Fair Market Value on the date as of which the NQO is granted, as determined by the Committee. For purposes of the Plan, the "Fair Market Value" of a share of the Company's Common Stock as of a given date shall be:

          (a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, or if the Common Stock is traded on the OTC Bulletin Board(R) or its successor, the Fair Market Value shall be the closing sale price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange, system or board on the day immediately preceding the given date, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

          (b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day immediately preceding the given date, as reported in The Wall Street Journal or such other source as the Committee reliable; or

          (c) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

In addition, with respect to any ISO, the Fair Market Value on any given date shall be determined in a manner consistent with any regulations issued by the Secretary of the Treasury for the purpose of determining fair market value of securities subject to an ISO plan under the Code.

     9. CEILING OF ISO GRANTS. The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an Optionee's ISOs, together with incentive stock options granted under any other plan of the Company and any parent, are exercisable for the first time by such Optionee during any calendar year shall not exceed $100,000. If an Optionee holds such incentive stock options that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a Fair Market Value at the date of grant in excess of $100,000, then the most recently granted of such ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of such limit, shall be deemed to be NQOs.

     10.  DURATION, EXERCISABILITY, AND TERMINATION OF OPTIONS.

          10.1 OPTION PERIOD. The option period shall be determined by the Committee with respect to each Option granted. In no event, however, may the option period exceed ten years from the date on which the Option is granted, or five years in the case of a grant of an ISO to an Optionee who is a 10% stockholder at the date as of which the Option is granted as described in Section 8.

          10.2 EXERCISABILITY OF OPTIONS. Each Option shall be exercisable in whole or in consecutive installments, cumulative or otherwise, during its term as determined in the discretion of the Committee; provided, however, that each Option granted to an Optionee who is not an officer, director or consultant of the Company or a Company affiliate shall provide for the right to exercise at the rate of at least 20% per year over five years from the date the Option is granted, subject to reasonable conditions such as continued employment.

          10.3 TERMINATION OF OPTIONS DUE TO TERMINATION OF EMPLOYMENT, DISABILITY, OR DEATH OF OPTIONEE; TERMINATION FOR "CAUSE," OR RESIGNATION IN VIOLATION OF AN EMPLOYMENT AGREEMENT. All Options granted under the Plan to any Employee Optionee shall terminate and may no longer be exercised if the Employee Optionee ceases, at any time during the period between the grant of the Option and its exercise, to be an employee of the Company; provided, however, that the Committee may alter the termination date of the Option if the Optionee transfers to an affiliate of the Company. Notwithstanding the foregoing, (i) if the Employee Optionee's employment with the Company shall have terminated for any reason (other than involuntary dismissal for "cause" or voluntary resignation in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to Section 14), he may, at any time before the expiration of three months after such termination or before expiration of the Option, whichever shall first occur, exercise the Option (to the extent that the Option was exercisable by him on the date of the termination of his employment); (ii) if the Employee Optionee's employment shall have terminated due to disability (as defined in Section 22(e)(3) of the Code and subject to such proof of disability as the Committee may require), such Option may be exercised by the Employee Optionee (or by his guardian(s), or conservator(s), or other legal representative(s)) before the expiration of twelve months after such termination or before expiration of the Option, whichever shall first occur (to the extent that the Option was exercisable by him on the date of the termination of his employment); (iii) in the event of the death of the Employee Optionee, an Option exercisable by him at the date of his death shall be exercisable by his legal representative(s), legatee(s), or heir(s), or by his beneficiary or beneficiaries so designated by him, as the case may be, within twelve (12) months after his death or before the expiration of the Option, whichever shall first occur (to the extent that the Option was exercisable by him on the date of his death); and (iv) if the Employee Optionee's employment is terminated for "cause" or in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to Section 14, his Option shall terminate immediately upon termination of employment, and such Option shall be deemed to have been forfeited by the Optionee. For purposes of the Plan, "cause" may include, without limitation, any illegal or improper conduct (1) which injures or impairs the reputation, goodwill, or business of the Company; or (2) which involves the misappropriation of funds of the Company, or the misuse of data, information, or documents acquired in connection with employment by the Company that results in material harm to the Company. A termination for cause may also include any resignation in anticipation of discharge for cause or resignation accepted by the Company in lieu of a formal discharge for cause.

     11.  MANNER OF OPTION EXERCISE; RIGHTS AND OBLIGATIONS OF OPTIONEES.

          11.1 WRITTEN NOTICE OF EXERCISE. An Optionee may elect to exercise an Option in whole or in part, from time to time, subject to the terms and conditions contained in the Plan and in the agreement evidencing such Option, by giving written notice of exercise to the Company at its principal executive office.

          11.2 CASH PAYMENT FOR OPTIONED SHARES. If an Option is exercised for cash, such notice shall be accompanied by a cashier's or personal check, or money order, made payable to the Company for the full exercise price of the shares purchased.

          11.3 STOCK SWAP FEATURE. At the time of the Option exercise, and subject to the discretion of the Committee to accept payment in cash only, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the Optionee to the Company of previously acquired shares of Common Stock, or by a combination thereof. If the Optionee elects to pay the total purchase price in whole or in part with previously acquired shares of Common Stock, the value of such shares shall be equal to their Fair Market Value on the date of exercise, determined by the Committee in the same manner used for determining Fair Market Value at the time of grant for purposes of Section 8.

          11.4 INVESTMENT REPRESENTATION FOR NON-REGISTERED SHARES AND LEGALITY OF ISSUANCE. The receipt of shares of Common Stock upon the exercise of an Option shall be conditioned upon the Optionee (or any other person who exercises the Option on his or her behalf as permitted by Section 10.3) providing to the Committee a written representation that, at the time of such exercise, it is the intent of such person(s) to acquire the shares for investment only and not with a view toward distribution. The certificate for unregistered shares issued for investment shall be restricted by the Company as to transfer unless the Company receives an opinion of counsel satisfactory to the Company to the effect that such restriction is not necessary under then pertaining law. The providing of such representation and such restrictions on transfer shall not, however, be required upon any person's receipt of shares of Common Stock under the Plan in the event that, at the time of grant of the Option relating to such receipt or upon such receipt, whichever is the appropriate measure under applicable federal or state securities laws, the shares subject to the Option shall be (i) covered by an effective and current registration statement under the Securities Act of 1933, as amended, and (ii) either qualified or exempt from qualification under applicable state securities laws. The Company shall, however, under no circumstances be required to sell or issue any shares under the Plan if, in the opinion of the Committee, (i) the issuance of such shares would constitute a violation by the Optionee or the Company of any applicable law or regulation of any governmental authority, or (ii) the consent or approval of any governmental body is necessary or desirable as a condition of, or in connection with, the issuance of such shares.

          11.5 STOCKHOLDER RIGHTS OF OPTIONEE. Upon exercise, the Optionee (or any other person who exercises the Option on his behalf as permitted by Section 10.3) shall be recorded on the books of the Company as the owner of the shares, and the Company shall deliver to such record owner one or more duly issued stock certificates evidencing such ownership. No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by an Option granted pursuant to the Plan until such person shall have become the holder of record of such shares. Except as provided in Section 13, no adjustments shall be made for cash dividends or other distributions or other rights as to which there is a record date preceding the date such person becomes the holder of record of such shares.

          11.6 HOLDING PERIODS FOR TAX PURPOSES. The Plan does not provide that an Optionee must hold shares of Common Stock acquired under the Plan for any minimum period of time. Optionees are urged to consult with their own tax advisors with respect to the tax consequences to them of their individual participation in the Plan.

     12. SUCCESSIVE GRANTS. Successive grants of Options may be made to any Optionee under the Plan.

     13.  ADJUSTMENTS.

          (a) If the outstanding Common Stock shall be hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, reorganization, merger, consolidation, share exchange, or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares, or dividend or other distribution payable in capital stock or rights to acquire capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for which options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding and unexercised options shall be exercisable, to the end that the proportionate interest of the holder of the option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the exercise price per share.

          (b) In the event of the dissolution or liquidation of the Company, any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee.

          (c)  In the event of a Reorganization (as hereinafter defined), then,

               (i) If there is no plan or agreement with respect to the Reorganization ("Reorganization Agreement"), or if the Reorganization Agreement does not specifically provide for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee; or

               (ii) If there is a Reorganization Agreement, and the Reorganization Agreement specifically provides for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then the Committee shall adjust the shares under such outstanding and unexercised options, and shall adjust the shares remaining under the Plan which are then available for the issuance of options under the Plan if the Reorganization Agreement makes specific provisions therefor, in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such options and shares.

          (d) The term "Reorganization" as used in this Section 13 shall mean any reorganization, merger, consolidation, share exchange, or other business combination pursuant to which the Company is not the surviving parent corporation after the effective date of the Reorganization, or any sale or lease of all or substantially all of the assets of the Company. Nothing herein shall require the Company to adopt a Reorganization Agreement, or to make provision for the adjustment, change, conversion, or exchange of any options, or the shares subject thereto, in any Reorganization Agreement which it does adopt.

          (e) The Committee shall provide to each optionee then holding an outstanding and unexercised option not less than 30 calendar days' advanced written notice of any date fixed by the Committee pursuant to this Section 13 and of the terms of any Reorganization Agreement providing for the adjustment, change, conversion, or exchange of outstanding and unexercised options. Except as the Committee may otherwise provide, each optionee shall have the right during such period to exercise his option only to the extent that the option was exercisable on the date such notice was provided to the optionee.

               Any adjustment to any outstanding ISO pursuant to this Section 13, if made by reason of a transaction described in Section 424(a) of the Code, shall be made so as to conform to the requirements of that Section and the regulations thereunder. If any other transaction described in Section 424(a) of the Code affects the Common Stock subject to any unexercised ISO theretofore granted under the Plan (hereinafter for purposes of this Section 13 referred to as the "old option"), the Board of Directors of the Company or of any surviving or acquiring corporation may take such action as it deems appropriate, in conformity with the requirements of that Code Section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

          (f) No modification, extension, renewal, or other change in any option granted under the Plan may be made, after the grant of such option, without the optionee's consent, unless the same is permitted by the provisions of the Plan and the option agreement. In the case of an ISO, optionees are hereby advised that certain changes may disqualify the ISO from being considered as such under Section 422 of the Code, or constitute a modification, extension, or renewal of the ISO under Section 424(h) of the Code.

          (g) All adjustments and determinations under this Section 13 shall be made by the Committee in good faith in its sole discretion.

     14. CONTINUED EMPLOYMENT. As determined in the sole discretion of the Committee at the time of grant and if so stated in a writing signed by the Company, each Option may have as a condition the requirement of an Employee Optionee to remain in the employ of the Company, or of its affiliates, and to render to it his or her exclusive service, at such compensation as may be determined from time to time by it, for a period not to exceed the term of the Option, except for earlier termination of employment by or with the express written consent of the Company or on account of disability or death. The failure of any Employee Optionee to abide by such agreement as to any Option under the Plan may result in the termination of all of his or her then outstanding Options granted pursuant to the Plan. Neither the creation of the Plan nor the granting of Option(s) under it shall be deemed to create a right in an Employee Optionee to continued employment with the Company, and each such Employee Optionee shall be and shall remain subject to discharge by the Company as though the Plan had never come into existence.

     15. TAX WITHHOLDING. The exercise of any Option granted under the Plan is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, such exercise or a later lapsing of time or restrictions on or disposition of the shares of Common Stock received upon such exercise, then in such event, the exercise of the Option shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. When an Optionee is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of any Option, the Optionee may, subject to the approval of the Committee, which approval shall not have been disapproved at any time after the election is made, satisfy the obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock having a value equal to the amount required to be withheld. The value of the Common Stock withheld pursuant to the election shall be determined by the Committee, in accordance with the criteria set forth in Section 8, with reference to the date the amount of tax to be withheld is determined. The Optionee shall pay to the Company in cash any amount required to be withheld that would otherwise result in the withholding of a fractional share. The election by an Optionee who is an officer of the Company within the meaning of Section 16 of the 1934 Act, to be effective, must meet all of the requirements of Section 16 of the 1934 Act.

     16.  TERM OF PLAN.

          16.1 EFFECTIVE DATE. Subject to stockholder approval, the Plan was adopted by the Board as of October 25, 2004. The Board intends to obtain stockholder approval for the Plan as soon as practicable.

          16.2 TERMINATION DATE. Except as to options granted and outstanding under the Plan prior to such time, the Plan shall terminate at midnight on October 25, 2014, and no Option shall be granted after that time. Options then outstanding may continue to be exercised in accordance with their terms. The Plan may be suspended or terminated at any earlier time by the Board within the limitations set forth in Section 4.

     17. NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans, programs or options entered into by the Company. This Plan shall be construed to be in addition to and independent of any and all such other arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt, with or without stockholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.

     18. GOVERNING LAW. The Plan and all rights and obligations under it shall be construed and enforced in accordance with the laws of the State of Delaware.

     19. INFORMATION TO OPTIONEES. Optionees under the Plan who do not otherwise have access to financial statements of the Company will receive the Company's financial statements at least annually.

     20. TRANSFERABILITY OF OPTIONS. Options granted under the Plan are nontransferable other than by will, by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to immediate family. The term "immediate family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and also includes adoptive relationships.

                                                                      APPENDIX C

                          AGREEMENT AND PLAN OF MERGER
                                       OF
                                 ACCESSITY CORP.
                                       AND
                              PACIFIC ETHANOL, INC.

     This AGREEMENT AND PLAN OF MERGER (this "Agreement and Plan of Merger"), dated as of ______________, 2004, between Pacific Ethanol, Inc., a Delaware corporation ("Pacific Ethanol"), and Accessity Corp., a New York corporation ("Accessity"), pursuant to Section 253 of the Delaware General Corporation Law (the "DGCL") and Section __________ of the New York Business Corporation Law (the "NYBCL").

                               W I T N E S S E T H
                               - - - - - - - - - -

     WHEREAS, Pacific Ethanol is a corporation duly organized and in good standing under the laws of the State of Delaware;

     WHEREAS, Accessity a corporation duly organized and in good standing under the laws of the State of New York;

     WHEREAS, Pacific Ethanol is the wholly-owned subsidiary of Accessity; and

     WHEREAS, the Board of Directors of Pacific Ethanol and the Board of Directors of Accessity have determined that it is advisable and in the best interests of each of them that Accessity merge with and into Pacific Ethanol upon the terms and subject to the conditions herein provided.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto agree as follows:

                                    ARTICLE 1
                                     MERGER
                                     ------

     Upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware and the Articles of Merger with the Secretary of the State of New York (the "Effective Time"), Accessity shall be merged with and into Pacific Ethanol (the "Merger"), and Pacific Ethanol shall be the corporation surviving the Merger (hereinafter referred to as, the "Surviving Corporation").

                                    ARTICLE 2
                   DIRECTORS, OFFICERS AND GOVERNING DOCUMENTS
                   -------------------------------------------

     The directors of the Surviving Corporation from and after the Effective Time shall be Neil Koehler, Ryan Turner, Frank P. Greinke, John Pimentel and Kenneth H. Friedman. The officers of the Surviving Corporation immediately after the Effective Time shall be as follows:

     Name                                      Position
     ----                                      --------
     Neil Koehler               Chief Executive Officer and President
     Ryan Turner                Chief Operating Officer
     Bart Carlson               Chief Financial Officer
     Tom Koehler                Vice President Public Policy and Markets

These officers and directors shall hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation. The Certificate of Incorporation and Bylaws of the Surviving Corporation as in force and effect at the effective time and date of the Merger will be the Certificate of Incorporation and Bylaws of said Surviving Corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the laws of the State of Delaware of said Surviving Corporation.

                                    ARTICLE 3
                                      NAME
                                      ----

     The name of the Surviving Corporation shall be: Pacific Ethanol, Inc.

                                    ARTICLE 4
                EFFECT OF MERGER ON SHARES OF STOCK OF ACCESSITY
                ------------------------------------------------

     At the Effective Time, except shares held by dissenting shareholders, every share of common stock, par value $0.015 per share, of Accessity immediately prior to the Effective Time shall be converted into and become one (1) share of common stock, par value $0.001 per share, of the Surviving Corporation. At the Effective Time, each issued and outstanding share of stock of the Surviving Corporation held by Accessity shall be canceled, without the payment of consideration therefor.

                                    ARTICLE 5
                              EFFECT OF THE MERGER
                              --------------------

     The Merger shall have the effect set forth in Section 259 of the DGCL.

                                    ARTICLE 6
                                    APPROVAL
                                    --------

     This Agreement and Plan of Merger, as made and approved, shall be submitted to the shareholders of Accessity for their approval or rejection in the manner prescribed by the provisions of the NYBCL and shall be approved in the manner prescribed by the DGCL.

                                    ARTICLE 7
                                  AUTHORIZATION
                                  -------------

         The Board of Directors and the proper officers of Accessity and of the Surviving Corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the Merger herein provided for.

                                    ARTICLE 8
                               FURTHER ASSURANCES
                               ------------------

     From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Accessity such deeds and other instruments, and there shall be taken or caused to be taken by the Surviving Corporation all such further and other actions, as shall be appropriate or necessary in order to vest, perfect or confirm in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers and authority of Accessity, and otherwise to carry out the purposes of this Agreement and Plan of Merger. The officers and directors of the Surviving Corporation are fully authorized, on behalf of the Surviving Corporation or Accessity, to take any and all such actions and to execute and deliver any and all such deeds, documents and other instruments.

                                    ARTICLE 9
                              RESERVATION OF RIGHTS
                              ---------------------

     The Board of Directors of Accessity reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Merger, if at any time prior to consummating such Merger, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of Accessity and its shareholders. The Board of Directors may also elect not the proceed with the reincorporation if it receives demands for the exercise of dissenters' rights from holders of shares of common stock representing more than one percent (1%) of its issued and outstanding shares of common stock. In addition, the Board of Directors reserves the right to consummate the Merger for up to twelve (12) months following shareholder approval thereof. However, at the present time, the board of directors intends to proceed with the Merger, as presented herein without delay.





             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement and Plan of Merger as of the date first above written.


                                              ACCESSITY CORP.,
                                              a New York corporation


                                              By: ________________________

                                              Name: ______________________

                                              Title: _____________________



                                              PACIFIC ETHANOL, INC.,
                                              a Delaware corporation


                                              By: ________________________

                                              Name: ______________________

                                              Title: _____________________

                                                                      APPENDIX D

                          CERTIFICATE OF INCORPORATION
                                       OF
                             PACIFIC ETHANOL, INC.,
                             A DELAWARE CORPORATION


     FIRST:  The name of the corporation is:

                              PACIFIC ETHANOL, INC.

     SECOND: The address of the corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware. The name of the registered agent of the corporation at such location is The Corporation Trust Company.

     THIRD: The nature of the business or purposes to be conducted or promoted by the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The corporation is authorized to issue one class of capital stock to be designated "Common Stock" and another class of capital stock to be designated "Preferred Stock." The total number of shares of Common Stock that the corporation is authorized to issue is one hundred million (100,000,000), with a par value of $.001 per share. The total number of shares of Preferred Stock that the corporation is authorized to issue is ten million (10,000,000)with a par value of $.001 per share.

          Except as otherwise provided by law, the shares of stock of the corporation, regardless of class, may be issued by the corporation from time to time in such amounts, for such consideration and for such corporate purposes as the board of directors may from time to time determine. A description of the different classes and series of the corporation's capital stock and a statement of the designations and the relative rights, preferences and limitations of the shares of each class and series of capital stock are as follows:

          Common Stock. Except as otherwise provided by the General Corporation Law of the State of Delaware or in this Article FOURTH (or in any certificate of designation establishing a series of Preferred Stock), the holders of Common Stock shall exclusively posses all voting power of the corporation. Each share of Common Stock shall be equal in all respects to every other share of Common Stock. Each holder of record of issued and outstanding Common Stock shall be entitled to one (1) vote on all matters for each share so held. Subject to the rights and preferences, if any, of the holders of Preferred Stock, each issued and outstanding share of Common Stock shall entitle the record holder thereof to receive dividends and distributions out of funds legally available therefor, when, as and if declared by the board of directors, in such amounts and at such times, if any, as the board of directors shall determine, ratably in proportion to the number of shares of Common Stock held by each such record holder. Upon any voluntary or involuntary liquidation, dissolution or winding up of the corporation, after there shall have been paid to or set aside for the holders of any class of capital stock having preference over the Common Stock in such circumstances the full preferential amounts to which they are respectively entitled, the holders of the Common Stock, and of any class or series of capital stock entitled to participate in whole or in part therewith as to the distribution of assets, shall be entitled, after payment or provision for the payment of all debts and liabilities of the corporation, to receive the remaining assets of the corporation available for distribution, in cash or in kind, ratably in proportion to the number of shares of Common Stock held by each such holder.

          Preferred Stock. The board of directors is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of Preferred Stock in one or more series and to fix and state the voting powers, designations, preferences and relative participating, optional or other special rights of the shares of each series and the qualifications, limitations and restrictions thereof, including, but not limited to, determination of one or more of the following:

               (i) the distinctive designations of each such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the board of directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by the board of directors;

               (ii) the annual rate or amount of dividends payable on shares of such series, whether such dividends shall be cumulative or non-cumulative, the conditions upon which and the dates when such dividends shall be payable, the date from which dividends on cumulative series shall accrue and be cumulative on all shares of such series issued prior to the payment date for the first dividend of such series, the relative rights of priority, if any, of payment of dividends on the shares of that series, and the participating or other special rights, if any, with respect to such dividends;

               (iii) whether such series will have any voting rights in addition to those prescribed by law and, if so, the terms and conditions of the exercise of such voting rights;

               (iv) whether the shares of such series will be redeemable or callable and, if so, the prices at which, and the terms and conditions on which, such shares may be redeemed or called, which prices may vary under different conditions and at different redemption or call dates;

               (v) the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of such series;

               (vi) whether the shares of such series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such fund;

               (vii) whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of capital stock of the corporation, and if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms of such conversion or exchange;

               (viii) whether the shares of such series that are redeemed or converted shall have the status of authorized but unissued shares of Preferred Stock and whether such shares may be reissued as shares of the same or any other series of stock;

               (ix) the conditions and restrictions, if any, on the payment of dividends or on the making of other distributions on, or the purchase, redemption or other acquisition by the corporation, or any subsidiary thereof, of, the Common Stock or any other class (or other series of the same class) ranking junior to the shares of such series as to dividends or upon liquidation, dissolution or winding up of the corporation; and

               (x) the conditions and restrictions, if any, on the creation of indebtedness of the corporation, or any subsidiary thereof, or on the issue of any additional stock ranking on parity with or prior to the shares of such series as to dividends or upon liquidation, dissolution or winding up of the corporation.

          All shares within each series of Preferred Stock shall be alike in every particular, except with respect to the dates from which dividends, if any, shall commence to accrue.

     FIFTH: The number of directors which constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted from time to time by the Board of Directors in accordance with the Bylaws of the corporation. Except as otherwise required by the General Corporation Law of the State of Delaware, (i) newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director; (ii) any director elected in accordance with the preceding clause (i) shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified; and (iii) no decreased in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. The manner by which a director of the corporation may be removed from office shall be as provided in the Bylaws of the corporation. Advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the corporation. Elections of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

     SIXTH: The corporation may, to the fullest extent to which it is empowered to do so and under the circumstances permitted by the General Corporation Law of the State of Delaware or any other applicable laws, as they may from time to time be in effect, indemnify any person who was made or is threatened to be made party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the specific request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan), against all expenses (including attorneys' fees), judgments, fines and amounts incurred by him or her in connection with such action, suit or proceeding, and may take such steps as may be deemed appropriate by the board of directors, including purchasing and maintain insurance, entering into contracts (including, without limitation, contracts of indemnification between the corporation and its directors and officers), creating a trust fund, granting security interests or using other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect such indemnification.

     SEVENTH: To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or as it may hereafter by amended, a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, that in no event will the liability of any director of this corporation be eliminated or otherwise limited (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the General Corporation Law of the State of Delaware; or (iv) for any transaction from which the director derived any improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

          Any repeal or modification of the foregoing paragraph, or the adoption of any provision of this certificate of incorporation inconsistent with the foregoing paragraph, shall not eliminate, reduce or otherwise adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification in respect of any matter occurring, or any cause of action, suit or proceeding that, but for the foregoing paragraph, would accrue or arise, prior to such repeal, modification or adoption of an inconsistent provision.

     EIGHTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all rights conferred upon the stockholders herein are granted pursuant to this reservation.

     NINTH:  The corporation is to have perpetual existence.

     TENTH: Meetings of the stockholders of the corporation may be held within or without the State of Delaware, as the Bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the Bylaws) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the corporation.

     ELEVENTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation unless and to the extent the General Corporation Law of the State of Delaware shall provide otherwise.

     TWELFTH: The name and address of the sole incorporator of the corporation is:

                               Ryan Turner
                               5711 N. West Avenue
                               Fresno, CA 93711

     THIRTEENTH: The provisions of Section 203 of the General Corporation Law of the State of Delaware shall be applicable to this corporation.



     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this ____ day of _____________, 2004.



                                              By: ______________________________
                                                  Ryan Turner, Sole Incorporator

                                                                      APPENDIX E

                                     BYLAWS
                                       OF
                              PACIFIC ETHANOL, INC.
                             a Delaware corporation


                                    PREAMBLE

         These bylaws are subject to, and governed by, the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") and the certificate of incorporation, as it may be amended from time to time, of PACIFIC ETHANOL, INC., a Delaware corporation (the "Corporation") . In the event of a direct conflict between the provisions of these bylaws and the mandatory provisions of the Delaware General Corporation Law or the provisions of the certificate of incorporation, such provisions of the Delaware General Corporation Law or the certificate of incorporation of the Corporation, as the case may be, will be controlling.

                                    ARTICLE I
                                CORPORATE OFFICES

         1.1      REGISTERED OFFICE

         The registered office of the Corporation shall be at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware. The name of the registered agent of the Corporation at such location is The Corporation Trust Company. The registered office of the Corporation may be changed from time to time by the board of directors in the manner provided by law and need not be identical to the principal place of business of the Corporation.

         1.2      OTHER OFFICES

         The Corporation may also maintain or establish an office or offices at such other place or places, within or without the State of Delaware, as the board of directors may from time to time determine by resolution.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

         2.1      PLACE OF MEETINGS

         Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the board of directors. The board of directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law. In the absence of any such designation, meetings of stockholders shall be held at the principal office of the Corporation.

         2.2      ANNUAL MEETING

         The annual meeting of the stockholders shall be held each year at such place within or without the State of Delaware and on a date and at a time as may be designated from time to time by the board of directors, for the purpose of electing directors and for the transaction of any and all such other business as may properly be brought before the meeting. Any and all business of any nature or character whatsoever may be transacted, and action may be taken thereon, at any annual meeting, except as otherwise provided by law or by these bylaws.

         2.3      SPECIAL MEETING

         Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by law, may be called by the board of directors, the chairman of the board, the chief executive officer or president (in the absence of a chief executive officer), and shall be called by the secretary of the Corporation at the request in writing by holders of not less than 10% of the total voting power of all outstanding securities of the Corporation then entitled to vote. Each special meeting of stockholders shall be held, respectively, at any place within or without the State of Delaware as determined by the board of directors, or as designated in a waiver of notice signed by all of the stockholders then entitled to vote.

         If a special meeting is called by any person or persons other than the board of directors, chief executive officer, president or the chairman of the board, then the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the secretary of the Corporation. The secretary shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5 of these bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting. No business may be transacted as such special meeting other than the business specified in such notice to stockholders. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

         2.4      NOTICE OF MEETINGS OF STOCKHOLDERS

         All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.5 or Section 9.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

         2.5      MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

         Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation or, if electronically transmitted, as provided in Article IX of these bylaws. An affidavit of the secretary or an assistant secretary or of the transfer agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

         2.6      QUORUM

         The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except where otherwise provided by statute, the certificate of incorporation or these bylaws. Any shares, the voting of which at such meeting has been enjoined, or which for any reason cannot be lawfully voted at such meeting, shall not be counted to determine a quorum at such meeting. Any meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the certificate of incorporation or these bylaws, all action taken by holders of a majority of the voting power represented at any meeting at which a quorum is present shall be valid and binding upon the corporation.

         2.7      ADJOURNED MEETING; NOTICE

         If a quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting or (ii) the stockholders holding a majority of the shares represented thereat in person or by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place if any thereof, and the means of remote communications if any by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         2.8      VOTING

         The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Section 217 of the Delaware General Corporation Law (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 of the Delaware General Corporation Law (relating to voting trusts and other voting agreements).

         Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

         2.9      WAIVER OF NOTICE

         Whenever notice is required to be given under any provision of the Delaware General Corporation Law or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

         2.10     STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

         Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken and bearing the dates of signature of the stockholders who signed the consent or consents, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

         Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation as provided in Section 228 of the Delaware General Corporation Law. In the event that the action which is consented to is such as would have required the filing of a certificate under any provision of the Delaware General Corporation Law, if such action had been voted on by stockholders at a meeting thereof, the certificate filed under such provision shall state, in lieu of any statement required by such provision concerning any vote of stockholders, that written consent has been given in accordance with Section 228 of the Delaware General Corporation Law. Any action taken pursuant to such written consent or consents of the stockholders shall have the same force and effect as if taken by the stockholders at a meeting thereof.

         2.11     RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS

         In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than ten (10) days after the date upon which the resolution fixing the record date for a written consent is adopted by the board of directors, nor more than sixty (60) days prior to any other action.

         If the board of directors does not so fix a record date:

         (i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

         (ii) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, shall be the day on which the first written consent is delivered to the Corporation as provided in Section 213(b) of the Delaware General Corporation Law.

         (iii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

         A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

         2.12     PROXIES

         Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of
Section 212 of the Delaware General Corporation Law.

         2.13     LIST OF STOCKHOLDERS ENTITLED TO VOTE

         The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting; or (ii) during ordinary business hours, at the Corporation's principal executive office; or (iii) if not so specified, at the place where the meeting is to be held. In the event the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

         2.14     NOMINATIONS AND PROPOSALS

         Nominations of persons for election to the board of directors of the Corporation and the proposal of business to be considered by the stockholders may be made at any meeting of stockholders only (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the board of directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in these bylaws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.14; provided that stockholder nominations of persons for election to the board of directors of the Corporation at a special meeting may only be made if the board of directors has determined that directors are to be elected at the special meeting.

         For nominations or other business to be properly brought before a meeting of stockholders by a stockholder pursuant to clause (c) of the preceding sentence, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice must be delivered to the secretary of the Corporation not later than: (A) in the case of an annual meeting, the close of business on the forty-fifth (45th) day before the first anniversary of the date on which the Corporation first mailed its proxy materials for the prior year's annual meeting of stockholders; provided, however, that if the date of the meeting has changed more than thirty (30) days from the date of the prior year's meeting, then in order for the stockholder's notice to be timely it must be delivered to the secretary of the Corporation a reasonable time before the Corporation mails its proxy materials for the current year's meeting; provided further, that for purposes of the preceding sentence, a "reasonable time" shall conclusively be deemed to coincide with any adjusted deadline publicly announced by the Corporation pursuant to Rule 14a-5(f) or otherwise; and (B) in the case of a special meeting, the close of business on the seventh (7th) day following the day on which public announcement is first made of the date of the special meeting. In no event shall the public announcement of an adjournment of a meeting of stockholders commence a new time period for the giving of a stockholder's notice as described above.

         Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (or any successor thereto, "Exchange Act") and Rule 14a-11 thereunder (or any successor thereto) (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment); and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (ii) the class and number of shares of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group that intends (X) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (Y) otherwise to solicit proxies from stockholders in support of such proposal or nomination.

         The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation. Notwithstanding any provision of these bylaws to the contrary, no business shall be conducted at a meeting of stockholders except in accordance with the procedures set forth in this Section 2.14.

         For purposes of this Section 2.14, "public announcement" shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press, Reuters, Market Wire or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

         Notwithstanding the foregoing provisions of this Section 2.14, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.14. Nothing in this Section 2.14 shall be deemed to affect any rights (1) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act, if applicable to the Corporation, or (2) of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the certificate of incorporation.

         Except as otherwise provided by law, the chairperson of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.14 and, if any proposed nomination or business was not made or proposed in compliance with this
Section 2.14, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted.

                                   ARTICLE III
                                    DIRECTORS

         3.1      POWERS

         Subject to the provisions of the Delaware General Corporation Law and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

         3.2      NUMBER OF DIRECTORS

         The authorized number of directors of the Corporation shall be seven until changed by resolution of the board of directors. No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

         3.3      ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

         All elections of directors shall be by written ballot, unless otherwise provided in the certificate of incorporation. If authorized by the board of directors, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must be either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder.

         Notwithstanding the foregoing provisions of this Section 3.3, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director.

         No person entitled to vote at an election for directors may cumulate votes to which such person is entitled, unless, at the time of such election, the Corporation is subject to Section 2115(b) of the California General Corporation Law. During such time or times that the Corporation is subject to
Section 2115(b) of the California General Corporation Law, every stockholder entitled to vote at an election for directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder's shares are otherwise entitled, or distribute the stockholder's votes on the same principle among as many candidates as such stockholder thinks fit. No stockholder, however, shall be entitled to so cumulate such stockholder's votes unless: (i) the names of such candidate or candidates have been placed in nomination prior to the voting; and (ii) the stockholder has given notice at the meeting, prior to the voting, of such stockholder's intention to cumulate such stockholder's votes. If any stockholder has given proper notice to cumulate votes, all stockholders may cumulate their votes for any candidates who have been properly placed in nomination. Under cumulative voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, are elected.

         3.4      RESIGNATION AND VACANCIES

         Any director may resign at any time upon notice given in writing or by electronic transmission to the secretary of the Corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this Section in the filling of other vacancies.

         Any vacancies on the board of directors resulting from death, resignation, disqualification, removal, newly created directorships or other causes shall, except as otherwise provided by the Delaware General Corporation Law or by the certificate of incorporation, be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board of directors, or by a sole remaining director, and not by the stockholders. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified.

         At any time or times that the Corporation is subject to Section 2115(b) of the California General Corporation Law, if, after the filling of any vacancy, the directors then in office who have been elected by stockholders shall constitute less than a majority of the directors then in office, then: (i) any holder or holders of an aggregate of five percent (5%) or more of the total number of shares at the time outstanding having the right to vote for those directors may call a special meeting of the stockholders; or (ii) the Superior Court of the proper county shall, upon application of such stockholder or stockholders, summarily order a special meeting of the stockholders, to elect the entire board of directors, all in accordance with Section 305(c) of the California General Corporation Law. The term of office of any director shall terminate upon that election of the director's successor.

         3.5      PLACE OF MEETINGS; MEETINGS BY TELEPHONE

         The board of directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

         Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

         3.6      REGULAR MEETINGS

         Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by resolution of the board.

         3.7      SPECIAL MEETINGS; NOTICE

         Special meetings of the board of directors may be called by the chairman of the board or the chief executive officer or the president or the secretary or by any two directors. Notice of the time and place of special meetings shall be delivered either personally by hand, by courier or by telephone, sent by United States first-class mail, postage prepaid, sent by facsimile or sent by electronic mail, directed to each director at that director's address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation's records.

         If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place or the meeting (if the meeting is to be held at the Corporation's principal executive office) nor the purpose of the meeting. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

         3.8      QUORUM

         At all meetings of the board of directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

         3.9      WAIVER OF NOTICE

         Whenever notice is required to be given under any provision of the Delaware General Corporation Law or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

         3.10     BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

         Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

         3.11     FEES AND COMPENSATION OF DIRECTORS

         Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors.

         3.12     APPROVAL OF LOANS TO OFFICERS OR EMPLOYEES

         The Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiary, including any officer or employee who is a director of the Corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation and is not prohibited by applicable laws, rules or regulations. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation.

         3.13     REMOVAL OF DIRECTORS

         Assuming the Corporation is not subject to Section 2115 of the California General Corporation Law, notwithstanding any other provisions of the Corporation's certificate of incorporation, or these bylaws (and notwithstanding the fact that some lesser percentage may be specified by the Delaware General Corporation Law, the certificate of incorporation or these bylaws, any director, or the entire board of directors of the Corporation may be removed at any time, but only for cause. The removal shall be accomplished by the affirmative vote, at a special meeting of stockholders called for that purpose in the manner provided in these bylaws, of the holders of at least a majority of the outstanding shares entitled to vote at an election for directors.

         During such time or times that the Corporation is subject to Section 2115(b) of the California General Corporation Law, the board of directors of any individual director may be removed from office at any time without cause by the affirmative vote of the holders of at least a majority of the outstanding shares entitled to vote on such removal; provided, however, that unless the entire board of directors is removed, no individual director may be removed when the votes cast against such director's removal, or not consenting in writing to such removal, would be sufficient to elect that director if voted cumulatively at an election at which the same total number of votes were cast (of, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of such director's most recent election were then being elected. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

                                   ARTICLE IV
                                   COMMITTEES

         4.1      COMMITTEES OF DIRECTORS

         The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, with each committee to consist of one or more of the directors of the Corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in the bylaws of the Corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the Delaware General Corporation Law, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation), (ii) approve or adopt, or recommend to the stockholders, any matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval, (iii) adopt, amend or repeal any bylaw of the Corporation or (iv) declare any dividend.

         The board of directors may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The board of directors may at any time and for any reason remove any individual committee member or fill any committee vacancy created by death, resignation, removal or increase in the number of members of a committee.

         4.2      COMMITTEE MINUTES

         Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

         4.3      MEETINGS AND ACTION OF COMMITTEES

         Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section
3.5 (place of meetings and meetings by telephone), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum),
Section 3.9 (waiver of notice), Section 3.10 (adjournment and notice of adjournment), and Section 3.11 (action without a meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees and special meetings of committees may also be called by resolution of the board of directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

         4.4      ADVISORY COMMITTEES

         The board of directors may, by resolution passed by a majority of the whole board, designate one or more advisory committees, with each committee to consist of one or more of the directors of the Corporation or any other such persons as the board may appoint. The board may designate one or more persons as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Members who are not board members shall not have the responsibilities or obligations of board members nor be deemed directors of the Corporation for any other purpose.

                                    ARTICLE V
                                    OFFICERS

         5.1      OFFICERS

         The officers of the Corporation shall be a chief executive officer, a secretary, and a chief financial officer. The Corporation may also have, at the discretion of the board of directors, a chairman of the board, a vice chairman of the board, a treasurer, one or more presidents, one or more vice presidents, one or more assistant vice presidents, assistant secretaries, assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

         5.2      APPOINTMENT OF OFFICERS

         The board of directors shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

         5.3      SUBORDINATE OFFICERS

         The board of directors may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, one or more presidents, to appoint, such other officers and agents as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

         5.4      REMOVAL AND RESIGNATION OF OFFICERS

         Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board or, except in the case of an officer chosen by the board, by any officer upon whom such power of removal may be conferred by the board of directors.

         Any officer may resign at any time by giving written notice to the board of directors or secretary of the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

         5.5      VACANCIES IN OFFICES

         Any vacancy occurring in any office of the Corporation shall be filled by the board of directors or as provided in Section 5.2.

         5.6      CHAIRMAN OF THE BOARD

         The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no chief executive officer or president, then the chairman of the board shall also be the chief executive officer of the Corporation and shall have the powers and duties prescribed in Section 5.7 of these bylaws.

         5.7      CHIEF EXECUTIVE OFFICER

         Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the chief executive officer of the Corporation shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and affairs of the Corporation and shall report directly to the board of directors. All other officers, officials, employees and agents shall report directly or indirectly to the chief executive officer. The chief executive officer shall see that all orders and resolutions of the board of directors are carried into effect. He shall serve as the chairperson and preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the chief executive officer of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

         5.8      PRESIDENT

         The president may assume and perform the duties of the chief executive officer in the absence or disability of the chief executive officer or whenever the office of the chief executive officer is vacant. When acting as the chief executive officer, a president shall have all the powers of, and be subject to all the restrictions upon, the chief executive officer. The president of the Corporation shall exercise and perform such powers and duties as may from time to time be assigned to him by the board of directors, the chairman of the board, the chief executive officer or as may be prescribed by these bylaws. The president shall have authority to execute in the name of the Corporation bonds, contracts, deeds, leases and other written instruments to be executed by the Corporation. In the absence or nonexistence of the chairman of the board and chief executive officer, he shall preside at all meetings of the stockholders and, in the absence or nonexistence of a Chairman of the board of directors and chief executive officer, at all meetings of the board of directors and shall perform such other duties as the board of directors may from time to time determine.

         5.9      VICE PRESIDENTS

         In the absence or disability of the chief executive officer and any president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of a president and when so acting shall have all the powers of, and be subject to all the restrictions upon, a president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the chairman of the board, the chief executive officer or, in the absence of a chief executive officer, one or more of the presidents.

         5.10     SECRETARY

         The secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at meetings of the board of directors or committees, the number of shares present or represented at meetings of stockholders, and the proceedings thereof.

         The secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

         The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. He or she shall keep the seal of the Corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

         5.11     CHIEF FINANCIAL OFFICER

         The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

         The chief financial officer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as the board of directors may designate. The chief financial officer shall disburse the funds of the Corporation as may be ordered by the board of directors, shall render to the chief executive officer or, in the absence of a chief executive officer, any president and directors, whenever they request it, an account of all his or her transactions as chief financial officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws. The chief financial officer may be the treasurer of the Corporation.

         5.12     TREASURER

         The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

         The treasurer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as the board of directors may designate. The treasurer shall disburse the funds of the Corporation as may be ordered by the board of directors, shall render to the chief executive officer or, in the absence of a chief executive officer, any president and directors, whenever they request it, an account of all his or her transactions as treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

         5.13     ASSISTANT SECRETARY

         The assistant secretary, or, if there is more than one, the assistant secretaries in the order determined by the stockholders or board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors or the stockholders may from time to time prescribe.

         5.14     ASSISTANT TREASURER

         The assistant treasurer, or, if there is more than one, the assistant treasurers, in the order determined by the stockholders or board of directors (or if there be no such determination, then in the order of their election), shall, in the absence of the treasurer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors or the stockholders may from time to time prescribe.

         5.15     AUTHORITY AND DUTIES OF OFFICERS

         In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the board of directors or the stockholders.

                                   ARTICLE VI
                                    INDEMNITY

         6.1      INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The Corporation shall, to the fullest extent and in the manner permitted by the Delaware Corporation General Law as it presently exists or may hereafter be amended, indemnify and hold harmless each of its directors and officers who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal or administrative or investigative (a "proceeding") by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, non-profit entity or other enterprise, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such action, suit, or proceeding. The Corporation shall be required to indemnify a person in connection with a proceeding initiated by such person only if the proceeding was authorized by the board of directors.

         6.2      INDEMNIFICATION OF OTHERS

         The Corporation shall have the power, to the fullest extent and in the manner permitted by the Delaware General Corporation Law as it presently exists or may hereafter be amended, to indemnify and hold harmless, each of its employees and agents who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal or administrative or investigative (a "proceeding") by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust, non-profit entity or other enterprise, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such action, suit, or proceeding.

         6.3      INSURANCE

         The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation or its subsidiaries as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the Delaware General Corporation Law.

         6.4      EXPENSES

         The Corporation shall pay the expenses incurred by any officer or director of the Corporation, and may pay the expenses incurred by any employee or agent of the Corporation, in defending any proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a person in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should ultimately be determined that he is not entitled to be indemnified by the Corporation under this Article VI or otherwise. Such expenses incurred by other employees and agents described in Section 6.2 of this Article VI may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

         6.5      OTHER INDEMNIFICATION

         The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office. However, the Corporation's obligation, if any, to indemnify a person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, non-profit entity or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, non-profit entity or other enterprise.

         6.6      AMENDMENT OR REPEAL

         Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

         6.7      MERGER OR CONSOLIDATION

         For purposes of this Article VI, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, non-profit entity or other enterprise, shall stand in the same position under this Article VI with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

         6.8      SEVERABILITY

         The invalidity or unenforceability of any provision of this Article VI shall not affect the validity or enforceability of the remaining provisions of this Article VI.

                                   ARTICLE VII
                               RECORDS AND REPORTS

         7.1      MAINTENANCE AND INSPECTION OF RECORDS

         The Corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each shareholder, a copy of these bylaws as amended to date, accounting books, and other records.

         Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal executive office.

         7.2      INSPECTION BY DIRECTORS

         Any director shall have the right to examine the Corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court of Chancery may summarily order the Corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court of Chancery may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

         7.3      REPRESENTATION OF SHARES OF OTHER CORPORATIONS

         The chairman of the board, the chief executive officer, the chief financial officer or any other person authorized by the board of directors or the chief executive officer, is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

                                  ARTICLE VIII
                                 GENERAL MATTERS

         8.1      CHECKS

         From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized shall sign or endorse those instruments.

         8.2      EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

         The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, agent or employee, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

         8.3      STOCK CERTIFICATES; PARTLY PAID SHARES

         The shares of the Corporation shall be represented by certificates, provided that the board of directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairman or vice-chairman of the board of directors, or a president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

         8.4      SPECIAL DESIGNATION ON CERTIFICATES

         If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         8.5      LOST CERTIFICATES

         Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and canceled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

         8.6      CONSTRUCTION; DEFINITIONS

         Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

         8.7      DIVIDENDS

         The directors of the Corporation, subject to any restrictions contained in either the Delaware General Corporation Law or the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation's capital stock.

         The directors of the Corporation may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

         8.8      FISCAL YEAR

         The fiscal year of the Corporation shall end on December 31 of each year until changed by the board of directors.

         8.9      SEAL

         The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

         8.10     TRANSFER OF STOCK

         Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

         8.11     STOCK TRANSFER AGREEMENTS

         The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Delaware General Corporation Law.

         8.12     REGISTERED STOCKHOLDERS

         The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE IX
                        NOTICE BY ELECTRONIC TRANSMISSION

         9.1      NOTICE BY ELECTRONIC TRANSMISSION

         Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the Delaware General Corporation Law, the certificate of incorporation or these bylaws, any notice to stockholders given by the Corporation under any provision of the Delaware General Corporation Law, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if: (i) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and (ii) such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice. However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

         Any notice given pursuant to the preceding paragraph shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consent to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of
(A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the

Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein. Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312 or 324 of the Delaware General Corporation Law.

         An "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

                                    ARTICLE X
                                   AMENDMENTS

         These bylaws may be amended, altered or repealed, and new bylaws may be adopted, by the stockholders entitled to vote. However, the Corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the board of directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend, alter or repeal bylaws.

                            CERTIFICATE OF SECRETARY

                                       OF

                              PACIFIC ETHANOL, INC.
                            (a Delaware corporation)


     I hereby certify that I am the duly elected and acting secretary of Pacific Ethanol, Inc., a Delaware corporation, and that the foregoing Bylaws, comprising 21 pages, including this page, constitute the Bylaws of the Corporation as duly adopted by the board of directors thereof by action taken without a meeting on __________ ____, 2004.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this ____ day of ______, 2004.



                                               /s/ ________________________

                                               _________________, Secretary

                                                                      APPENDIX F











                              FINANCIAL STATEMENTS

                                       OF

                                ACCESSITY CORP.,

                             PACIFIC ETHANOL, INC.,

                             KINERGY MARKETING, LLC

                                       AND

                                  REENERGY, LLC

                          INDEX TO FINANCIAL STATEMENTS

                                                                           PAGE
                                                                           ----
ACCESSITY CORP.

Report of Independent Certified Public Accountants...........................F-4

Financial Statements

      Condensed Consolidated Balance Sheet as of June 30, 2004 (Unaudited)...F-5

      Consolidated Balance Sheets as of December 31, 2003 and 2002...........F-6

      Condensed Consolidated Statements of Operations and Comprehensive Loss
      (Unaudited) for the Six Months Ended June 30, 2004 and 2003 ...........F-7

      Consolidated Statements of Operations for the Years Ended December 31,
      2003 and 2002..........................................................F-8

      Consolidated Statements of Shareholders' Equity for the Years Ended
      December 31, 2003 and 2002.............................................F-9

      Condensed Consolidated Statements of Cash Flows (Unaudited)
      for the Six Months Ended June 30, 2004 and 2003 ......................F-10

      Consolidated Statements of Cash Flows for the Years Ended December 31,
      2003 and 2002.........................................................F-11

      Notes to the Financial Statements.....................................F-12

PACIFIC ETHANOL, INC.

Report of Independent Registered Public Accounting Firm.....................F-40

Financial Statements

      Consolidated Balance Sheets as of June 30, 2004 (Unaudited) and
      December 31, 2003.....................................................F-41

      Consolidated Statements of Operations for the Period from January
      30, 2003 (Inception) to December 31, 2003 and the Six Month Periods
      Ended June 30, 2003 and 2004..........................................F-42

      Consolidated Statements of Stockholders' Equity for the Period from January 30, 2003 (Inception) to December 31, 2003 and the Six Months
      Ended June 30, 2004...................................................F-43

      Consolidated Statements of Cash Flows for the Period from January
      30, 2003 (Inception) to December 31, 2003 and the Six Month Periods
      Ended June 30, 2003 and 2004 .........................................F-44

      Notes to the Financial Statements.....................................F-45

KINERGY MARKETING, LLC

Report of Independent Registered Public Accounting Firm.....................F-56

Financial Statements

      Balance Sheets as of December 31, 2003 and 2002 and June 30, 2004
      (Unaudited)...........................................................F-57

      Statements of Income for the Years Ended December 31, 2002 and 2003
      and the Six Month Periods Ended June 30, 2003 and 2004 (Unaudited)....F-58

      Statements of Cash Flows for the Years Ended December 31, 2002 and
      2003 and the Six Month Periods Ended June 30, 2003 and 2004
      (Unaudited)...........................................................F-59

      Notes to the Financial Statements.....................................F-60

REENERGY, LLC

Independent Auditors' Report................................................F-65

Financial Statements

      Balance Sheets as of December 31, 2003 and 2002 and June 30, 2004
      (Unaudited)...........................................................F-66

      Statements of Income For the Years Ended December 31, 2003 and 2002
      and for the Six Month Periods Ended June 30, 2003 and 2004
      (Unaudited)...........................................................F-67

      Statements of Members' Equity (Deficit) for the Years Ended December
      31, 2003 and 2002 and for the Six Months Ended June 30, 2004..........F-68

      Statements of Cash Flows For the Year Ended December 31, 2003 and
      2002 and for the Six Month Periods Ended June 30, 2003 and 2004
      (Unaudited)...........................................................F-69

      Notes to the Financial Statements.....................................F-70

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Board of Directors and Shareholders
Accessity Corp.
Coral Springs, Florida

We have audited the accompanying consolidated balance sheets of Accessity Corp. and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of operations, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Accessity Corp. and subsidiaries as of December 31, 2003 and 2002, and the consolidated results of their operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.



                                      NUSSBAUM YATES & WOLPOW, P.C.

Melville, New York
March 4, 2004

                        ACCESSITY CORP. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEET

                                  JUNE 30, 2004

                                   (UNAUDITED)

                                          ASSETS                                     JUNE 30, 2004
                                          ------                                     -------------
CURRENT ASSETS:
    Cash and cash equivalents                                                         $    230,886
    Accounts receivable                                                                    128,535
    Notes receivable (Note 5)                                                              181,358
    Investments                                                                          3,543,955
    Prepaid expenses and other current assets                                              125,230
                                                                                      ------------
        Total current assets                                                             4,209,964

     Property and equipment, net of accumulated depreciation                               324,333
     Restricted certificate of deposit                                                     300,000
    Security deposits and other assets                                                      23,924
                                                                                      ------------

TOTAL ASSETS                                                                          $  4,858,221
                                                                                      ============

                             LIABILITIES AND SHAREHOLDERS' EQUITY
                             ------------------------------------

CURRENT LIABILITIES:
    Accounts payable                                                                  $     41,085
    Accrued expenses and other current liabilities                                         373,419
    Capital lease obligation                                                                 5,458
                                                                                      ------------
        Total current liabilities, other than shares                                       419,962

Redeemable preferred stock, $.01 par value, authorized 1,000,000 shares; 1,000 issued and outstanding; subject
to mandatory redemption of $350,000 (Note 4)                                               350,000
                                                                                      ------------

          Total current liabilities                                                        769,962
                                                                                      ------------
SHAREHOLDERS' EQUITY:
    Common stock, $.015 par value, authorized 30,000,000 shares;
       issued 2,419,398                                                                     36,291
    Additional paid-in capital                                                          10,751,188
    Accumulated other comprehensive loss,
       unrealized holding loss on investment securities                                    (10,399)
    Deficit                                                                             (4,959,379)
                                                                                      ------------
                                                                                         5,817,701
    Less common stock held in treasury, at cost,
       181,984 shares                                                                    1,729,442
                                                                                      ------------

TOTAL SHAREHOLDERS' EQUITY                                                               4,088,259
                                                                                      ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                            $  4,858,221
                                                                                      ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        ACCESSITY CORP. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 2003 AND 2002

                                                                                  DECEMBER 31,
                                                                        ---------------------------------
                                                                            2003                 2002
                                                                        ------------         ------------
                                             ASSETS
                                             ------
CURRENT ASSETS:
    Cash and cash equivalents                                           $     95,575         $    908,655
    Accounts receivable                                                      156,096              149,685
    Investments                                                            4,313,114            5,309,481
    Prepaid expenses and other current assets                                114,301              334,719
                                                                        ------------         ------------
        Total current assets                                               4,679,086            6,702,540

     Property and equipment, net                                             449,295              708,976
     Restricted certificate of deposit                                       300,000              300,000
    Security deposits and other assets                                        53,549               57,979
                                                                        ------------         ------------

TOTAL ASSETS                                                            $  5,481,930         $  7,769,495
                                                                        ============         ============

                              LIABILITIES AND SHAREHOLDERS' EQUITY
                              ------------------------------------

CURRENT LIABILITIES:
    Accounts payable                                                    $     52,197         $    299,215
    Accrued expenses and other current liabilities                           429,172              859,315
    Current portion of capital lease obligation                               20,386               31,968
                                                                        ------------         ------------
        Total current liabilities                                            501,755            1,190,498
                                                                        ------------         ------------

     Obligations under capital lease, net of current portion                    --                 20,415
                                                                        ------------         ------------
SHAREHOLDERS' EQUITY (NOTE 1):
    Common stock, $.015 par value, authorized 30,000,000 shares;
       issued 2,419,398 shares in 2003 and 2,349,398 in 2002                  36,291               35,241
    Preferred stock, all series, $.01 par value, authorized
       1,000,000 shares; 1,000 issued and outstanding                             10                   10
    Additional paid-in capital                                            11,101,178           10,977,648
    Accumulated other comprehensive income (loss),
       unrealized holding gain (loss) on investment securities               (37,785)              14,204
    Deficit                                                               (4,390,077)          (2,764,039)
                                                                        ------------         ------------
                                                                           6,709,617            8,263,064

    Less common stock held in treasury, at cost,
       181,984 shares in 2003 and 175,584 shares in 2002                   1,729,442            1,704,482
                                                                        ------------         ------------

TOTAL SHAREHOLDERS' EQUITY                                                 4,980,175            6,558,582
                                                                        ------------         ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $  5,481,930         $  7,769,495
                                                                        ============         ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 ACCESSITY CORP.

        CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE
                                LOSS (UNAUDITED)

                             JUNE 30, 2004 AND 2003

                                                                                   SIX MONTHS ENDED
                                                                                        JUNE 30,
                                                                            ---------------------------------
                                                                                2004                 2003
                                                                            ------------         ------------
REVENUES:
Collision repairs, fees and royalties                                       $     95,234         $    190,266
     Hospital fees                                                               330,254               62,732
                                                                            ------------         ------------
        Total revenues                                                           425,488              252,998
                                                                            ------------         ------------
OPERATING EXPENSES:
    Collision repair expenses                                                       --                100,996
    Sales and marketing                                                          222,883              248,969
    General and administrative                                                   941,026              930,352
    Depreciation and amortization                                                118,556              169,385
                                                                            ------------         ------------
        Total operating expenses                                               1,282,465            1,449,702
                                                                            ------------         ------------
                                                                                (856,977)          (1,196,704)

INVESTMENT AND OTHER INCOME, NET OF INTEREST EXPENSE (NOTE 5 AND 11)             276,150               86,559
                                                                            ------------         ------------

LOSS FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES               (580,827)          (1,110,145)
                                                                                  11,525                 --
                                                                            ------------         ------------
PROVISION FOR INCOME (TAX) BENEFIT
                                                                                (569,302)          (1,110,145)
LOSS FROM CONTINUING OPERATIONS

DISCONTINUED OPERATIONS (NOTE 5):
     Income from affinity services subsidiary (no tax effect)                       --                188,306
                                                                            ------------         ------------
                                                                                (569,302)            (921,839)

OTHER COMPREHENSIVE - UNREALIZED LOSS ON
   MARKETABLE SECURITIES (NOTE 11)                                               (10,399)             (20,957)
                                                                            ------------         ------------

COMPREHENSIVE LOSS                                                          $   (579,701)        $   (942,796)
                                                                            ============         ============
BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE:
    Continuing operations                                                          (0.25)               (0.51)
    Discontinued operations                                                         0.00                 0.09
                                                                            ------------         ------------
        Total                                                               $      (0.25)        $      (0.42)
                                                                            ============         ============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                           2,237,414            2,173,850

EFFECT OF DILUTIVE SECURITIES, STOCK OPTIONS AND WARRANTS                           --                   --
                                                                            ------------         ------------
BASIC AND DILUTED WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING         2,237,414            2,173,850
                                                                            ============         ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        ACCESSITY CORP. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                           DECEMBER 31, 2003 AND 2002

                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                                             ---------------------------------
                                                                                 2003                 2002
                                                                             ------------         ------------
REVENUES:
Collision repairs, fees and royalties                                        $    279,734         $  2,895,001
     Hospital fees                                                                377,809                 --
                                                                             ------------         ------------
        Total revenues                                                            657,543            2,895,001
                                                                             ------------         ------------
OPERATING EXPENSES (INCOME):
    Collision repair expenses                                                     102,052            2,499,570
    Sales and marketing                                                           478,562              951,764
    General and administrative                                                  1,851,617            3,235,057
    Non-cash compensation                                                            --               (131,666)
    Depreciation and amortization                                                 299,108              400,626
                                                                             ------------         ------------
        Total operating expenses                                                2,731,339            6,955,351
                                                                             ------------         ------------
                                                                               (2,073,796)          (4,060,350)
                                                                             ------------         ------------
OTHER INCOME (EXPENSE):
    Interest and other income                                                     226,608              402,820
    Interest expense                                                               (4,504)             (88,503)
                                                                             ------------         ------------
        Total other income                                                        222,104              314,317
                                                                             ------------         ------------
LOSS FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES:
                                                                               (1,851,692)          (3,746,033)

PROVISION FOR INCOME TAX BENEFIT                                                     --             (2,276,619)
                                                                             ------------         ------------

LOSS FROM CONTINUING OPERATIONS                                                (1,851,692)          (1,469,414)
                                                                             ------------         ------------
DISCONTINUED OPERATIONS:
     Gain on disposal of fleet subsidiary (net of income taxes of
       $3,690,886)                                                                   --              2,391,482
     Income from discontinued fleet subsidiary (net of income taxes
        of $26,533)                                                                  --                 17,192
     Income from affinity services subsidiary (net of income taxes
        of $-0- in 2003 and $482,830 in 2002)                                     215,654              308,694
     Gain on disposal of affinity services subsidiary (no tax effect)              10,000                 --
                                                                             ------------         ------------
INCOME FROM DISCONTINUED OPERATIONS                                               225,654            2,717,368
                                                                             ------------         ------------
NET INCOME (LOSS)                                                            $ (1,626,038)        $  1,247,954
                                                                             ============         ============
BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE
   (NOTE 1):
    Continuing operations                                                           (0.84)               (0.67)
    Discontinued operations                                                          0.10                 1.24
                                                                             ------------         ------------
        Net earnings (loss)                                                  $      (0.74)        $       0.57
                                                                             ============         ============

BASIC AND DILUTED WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING                                                    2,195,519            2,180,062
                                                                             ============         ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        ACCESSITY CORP. AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                           DECEMBER 31, 2003 AND 2002

                                                                                                          ACCUMULATED
                                    COMMON STOCK                 PREFERRED STOCK         ADDITIONAL          OTHER
                             ---------------------------   ---------------------------     PAID-IN       COMPREHENSIVE
                                SHARES         AMOUNT         SHARES         AMOUNT        CAPITAL       INCOME (LOSS)
                             ------------   ------------   ------------   ------------   ------------    ------------
Balance, January 1, 2002        2,303,331   $     34,550           --     $       --     $  9,930,444             680


Net income                           --             --             --             --             --              --

Unrealized holding gain              --             --             --             --             --            13,524
Comprehensive income                 --             --             --             --             --              --

Issuance of preferred                --             --            1,000             10        999,990            --
   stock

Shares tendered upon               46,067            691           --             --          128,060            --
   exercise
   of stock options

Treasury shares purchased            --             --             --             --             --              --

Non-cash compensation                --             --             --             --         (131,666)           --
   (credit) recorded for
   variable priced options

Options granted for                  --             --             --             --           50,820            --
   services
                             ------------   ------------   ------------   ------------   ------------    ------------

Balance, December 31, 2002      2,349,398         35,241          1,000             10     10,977,648          14,204

Net loss                             --             --             --             --             --              --

Add reclassification                 --             --             --             --             --            14,919
   adjustment for realized
   losses included in net
   income

Unrealized holding loss              --             --             --             --             --           (66,908)

Comprehensive loss                   --             --             --             --             --              --

Exercise of stock options          63,600            954           --             --           89,711            --

Shares tendered upon                6,400             96           --             --           24,864            --
   exercise
   of stock options

Options granted for                  --             --             --             --            8,955           --
   services
                             ------------   ------------   ------------   ------------   ------------    ------------
Balance, December 31, 2003      2,419,398         36,291          1,000             10     11,101,178    $    (37,785)
                             ============   ============   ============   ============   ============    ============

                                                                                TOTAL
                                                                            SHAREHOLDERS'
                                DEFICIT         SHARES         AMOUNT          EQUITY
                             ------------    ------------   ------------    ------------
Balance, January 1, 2002     $ (4,011,993)        143,934   $ (1,483,034)   $  4,470,647


Net income                      1,247,954            --             --         1,247,954

Unrealized holding gain              --              --             --            13,524
Comprehensive income                 --              --             --         1,261,478

Issuance of preferred                --              --             --         1,000,000
   stock

Shares tendered upon                 --            13,005       (128,751)           --
   exercise
   of stock options

Treasury shares purchased            --            18,645        (92,697)        (92,697)

Non-cash compensation                --              --             --          (131,666)
   (credit) recorded for
   variable priced options

Options granted for                  --              --             --            50,820
   services
                             ------------    ------------   ------------    ------------
Balance, December 31, 2002     (2,764,039)        175,584     (1,704,482)      6,558,582

Net loss                       (1,626,038)           --             --        (1,626,038)

Add reclassification                 --              --             --            14,919
   adjustment for realized
   losses included in net
   income

Unrealized holding loss              --              --             --           (66,908)

Comprehensive loss                   --              --             --        (1,678,027)

Exercise of stock options            --              --             --            90,665

Shares tendered upon                 --             6,400        (24,960)           --
   exercise
   of stock options

Options granted for                  --              --             --             8,955
   services
                             ------------    ------------   ------------    ------------
Balance, December 31, 2003   $ (4,390,077)        181,984   $ (1,729,442)   $  4,980,175
                             ============    ============   ============    ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 ACCESSITY CORP.

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                   (UNAUDITED)

                             JUNE 30, 2004 AND 2003

                                                                                     SIX MONTHS ENDED JUNE 30,
                                                                                  ------------------------------
                                                                                      2004              2003
                                                                                  ------------      ------------
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
     Net income (loss)                                                            $   (569,302)     $   (921,839)

     Adjustments to reconcile net income (loss) to net cash provided by (used
        in) operating activities:
         Depreciation and amortization (including bond premium
            amortization)                                                              118,556           188,912
         Loss on sale of investments                                                    11,669            14,919
         Impairment losses on marketable securities                                     72,750              --
         Options granted for services                                                     --               8,955

         Changes in assets and liabilities:
             Accounts receivable                                                        27,561           (81,198)
             Prepaid expenses and other assets                                          18,695           226,224
             Accounts payable                                                          (11,112)         (128,166)
             Accrued expenses and other current liabilities                            (45,480)         (464,695)
                                                                                  ------------      ------------
                  Total adjustments                                                    192,639          (235,029)
                                                                                  ------------      ------------

     Net cash provided by (used in) operating activities                              (376,663)       (1,156,868)
                                                                                  ============      ============
CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
     Notes receivable                                                                 (181,358)             --
     Purchases of property and equipment                                                (3,867)          (28,211)
     Proceeds from sales of investments                                                800,000         6,349,183
     Purchase of investments                                                           (87,873)       (4,949,302)
                                                                                  ------------      ------------
          Net cash provided by (used in) investing activities                          526,902         1,371,670
                                                                                  ============      ============
CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
     Payments under capital lease                                                      (14,928)          (15,516)
     Proceeds from sale of common stock                                                   --              27,188
                                                                                  ------------      ------------
          Net cash provided by (used in) financing activities                          (14,928)           11,672
                                                                                  ============      ============

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                   135,311           226,474

CASH AND CASH EQUIVALENTS, at beginning of period                                 $     95,575      $    908,655
                                                                                  ============      ============

CASH AND CASH EQUIVALENTS, at end of period                                       $    230,886      $  1,135,129
                                                                                  ============      ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
     Cash paid during the period for interest                                     $        351      $      2,720
                                                                                  ============      ============

RECLASSIFICATION OF PREFERRED STOCK FROM EQUITY TO LIABILITY RESULTING FROM
REPURCHASE AGREEMENT                                                              $    350,000      $       --
                                                                                  ============      ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        ACCESSITY CORP. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                           DECEMBER 31, 2003 AND 2002

                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                     ------------------------------
                                                                         2003              2002
                                                                     ------------      ------------
CASH FLOWS USED IN OPERATING ACTIVITIES:
     Net income (loss)                                               $ (1,626,038)     $  1,247,954
                                                                     ------------      ------------
     Adjustments to reconcile net income to net cash used in
        operating activities:
         Depreciation and amortization (including bond premium
            amortization)                                                 318,837           488,934
         Non-cash compensation                                               --            (131,666)
         Options granted for services                                       8,955            50,820
         Gain on sale of subsidiaries                                     (10,000)       (6,082,368)
         Loss on sale of investments                                       14,919              --
         Deferred tax asset                                                  --           1,900,000
         Changes in assets and liabilities:
             Accounts receivable                                           (6,411)          (13,235)
             Prepaid expenses and other current assets                    220,418          (167,118)
             Security deposits and other assets                             4,430           (30,416)
             Investment in net assets of discontinued operations             --             (60,022)
             Accounts payable                                            (247,018)          143,885
             Accrued expenses and other current liabilities              (430,143)          425,519
                                                                     ------------      ------------
                  Total adjustments                                      (126,013)       (3,475,667)
                                                                     ------------      ------------
     Net cash used in operating activities                             (1,752,051)       (2,227,713)
                                                                     ------------      ------------
CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
     Purchases of property and equipment                                  (39,793)         (433,853)
     Proceeds from sales of subsidiaries, net                              10,000         6,174,389
     Purchase of investments                                           (5,439,087)       (8,396,026)
     Proceeds from investments                                          6,349,183         4,929,000
     Purchase of restricted certificate of deposit                           --            (300,000)
                                                                     ------------      ------------
          Net cash provided by investing activities                       880,303         1,973,510
                                                                     ============      ============
CASH FLOWS USED IN FINANCING ACTIVITIES:
     Payments under capital lease                                         (31,997)           (9,853)
     Proceeds from exercise of stock options                               90,665              --
     Proceeds from issuance of preferred stock                               --           1,000,000
     Purchase of treasury stock                                              --             (92,697)
                                                                     ------------      ------------
          Net cash provided by financing activities                        58,668           897,450
                                                                     ------------      ------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                     (813,080)          643,247

CASH AND CASH EQUIVALENTS, at beginning of year                           908,655           265,408
                                                                     ============      ============

CASH AND CASH EQUIVALENTS, at end of year                            $     95,575      $    908,655
                                                                     ============      ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
     Cash paid during the year for income taxes                      $       --        $     23,533
                                                                     ============      ============
     Cash paid during the year for interest                          $      4,504      $      2,313
                                                                     ============      ============

     SUPPLEMENTAL DISCLOSURE OF NON-CASH ACTIVITIES:
     During 2002, the Company purchased computer equipment costing $82,719, of which $62,236 was financed.

     During 2003 and 2002, the Company acquired 6,400 and 13,005 shares of treasury stock with shares tendered upon the exercise of stock options

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 ACCESSITY CORP.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

               SIX MONTHS ENDED JUNE 30, 2004 AND 2003 (UNAUDITED)

1.       BASIS OF PRESENTATION
         ---------------------

         The information contained in the condensed consolidated financial statements for the six months ended June 30, 2004 and 2003 is unaudited, but includes all adjustments, consisting of normal recurring adjustments, which the Company considers necessary for a fair presentation of the financial position and the results of operations for these periods.

         The financial statements and notes are presented in accordance with the requirements of Form 10-QSB, and do not contain certain information included in the Company's annual statements and notes. These financial statements should be read in conjunction with the Company's annual financial statements as reported in its most recent annual report on Form 10-KSB.

         In May 2004 the Company signed a definitive agreement, characterized as a share exchange transaction, which if approved by our shareholders would change the business model of the Company to the business of the acquired company and require the resignation of the present officers and directors. See Note 3.

         Upon approval from its shareholders at the December 15, 2003 annual shareholders meeting, the Company effected a one-for-five reverse common stock split. The effective date of the stock split was January 7, 2004. All references to common shares, options, warrants or other issues convertible into common shares have been adjusted to reflect this stock split on a retroactive basis. The number of authorized common shares and the par value were not changed.

         On August 1, 2003, the Company sold its affinity service automobile business (see Note 7). The accompanying financial statements reflect the results of this business as Discontinued Operations. Accordingly, certain prior period amounts have been reclassified.

         This report may contain forward-looking statements that involve certain risks and uncertainties. Factors may arise, including those identified in this Company's Form 10-KSB for the year ended December 31, 2003, which could cause the Company's operating results to differ materially from those contained in any forward-looking statement.

2.       BUSINESS OF THE COMPANY
         -----------------------

         THE FOLLOWING INFORMATION IS PROVIDED AS BACKGROUND RELATED TO THE HISTORIC AND CURRENT BUSINESS ACTIVITIES OF THE COMPANY. AS INDICATED IN NOTE 3, HOWEVER, THE COMPANY IS CURRENTLY ENGAGED IN A TRANSACTION WHICH, IF CONCLUDED, WOULD CHANGE ITS BUSINESS MODEL AND DIRECTORS AND OFFICERS.

                                 ACCESSITY CORP.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

               SIX MONTHS ENDED JUNE 30, 2004 AND 2003 (UNAUDITED)

         The Company, a New York corporation, has been engaged in automotive repair and collision management from its inception in 1983, but has exited the automotive market and entered into a medical billing recovery business. It divested its original automotive business in February 2002, which provided collision repair and fleet management services primarily for numerous Fortune 500 companies.

         The Company also offered collision repair management services during early 2003 for the insurance industry through a website on the Internet. Revenues for such services commenced in December 2001. However, under a strategic partnership agreement, effective January 2, 2003 (see Note 6), the Company transferred the operating responsibilities and management of this business to a third party and, currently, is no longer engaged in collision repair management. During the early part of 2003 it completed certain in-process repairs that had been initiated by its customers in late 2002. It remains liable for warranties of auto repairs it provided, however warranty costs have historically not been significant.

         In addition, the Company also sold its remaining automotive business, effective August 1, 2003, that provided automobile affinity services for individuals. A definitive agreement was completed for the sale of all of the outstanding shares of its wholly owned subsidiary to the president of the business (see Note 7). The Company believes that it operated its automotive-related businesses in one operating segment.

         During the 2003 period presented, the Company provided collision and general repair programs and appraisal services, for the insurance industry and insurance carriers. The Company facilitated the repair process for insurance carriers by installing its internet-based software at customer sites, which permitted them to enter new claims and to monitor the Company's activities. Once a claim was initiated on the website, the Company commenced its efforts. This included the audit of repair estimates, negotiation of the repair price with one of its suppliers selected from its network of approximately 2,000 providers, management of time for completion of repair, selection or approval of part specifications, and obtaining third party appraisals if required. The Company assumed the risks and responsibilities of the vehicle repair process, from commencement to completion, for its insurance clients. It warranted all repairs completed through its network of repair facilities, for periods up to as long as the driver owned the vehicles and issued warranty certificates for claims processed through its supplier network. The Company recorded revenues gross in these circumstances, having acted as the principal in the transaction. As described in Note 5, this business is now managed by ClaimsNet, Inc. ("ClaimsNet").

         During the third quarter of 2002, the Company began a new business, Sentaur Corp. ("Sentaur") engaged in medical billing recovery, a new business segment. The business provides benefits to the hospital segment of the healthcare industry by recouping inappropriate discounts taken from hospital billings by institutional or insurance payors. Sentaur began generating revenue during the second quarter of 2003. Billings have been increasing, along with the number of contracts it has received from hospitals. The Company records revenues net for this business, having acted as an agent of the hospitals.

         Three of the Company's customers currently accounted for approximately 77% of its 2004 continuing revenues to date and three customers accounted for approximately 74% of its

                                 ACCESSITY CORP.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

               SIX MONTHS ENDED JUNE 30, 2004 AND 2003 (UNAUDITED)

         outstanding trade receivables at June 30, 2004. Of those three, the Company receives funds from one entity in the automotive segment as described in Note 6.

3.       DEFINITIVE AGREEMENT SIGNED FOR POTENTIAL ACQUISITIONS, CHANGE OF
         -----------------------------------------------------------------
         CONTROL AND CHANGE IN BUSINESS MODEL
         ------------------------------------

         On May 17, 2004 the Company signed a definitive agreement ("the Share Exchange Agreement") with Pacific Ethanol Inc., a California company, Kinergy Marketing, LLC, an Oregon limited liability company, and Re-Energy, LLC, a California company, (collectively hereinafter referred to as the "PEI Group") all of which are geographically located in California, to acquire those companies in exchange for a maximum of
         18.8 million shares on a fully-diluted basis (of which approximately
         2.6 million shares would be reserved to replace existing PEI Group options and for its convertible debt, if converted) of Accessity common stock. The transaction is structured as a stock-for-stock share exchange; with Accessity continuing as the surviving parent company and the PEI Group entities becoming wholly owned subsidiaries of Accessity.

         Privately held PEI Group, has developed a strategy aimed at becoming the first vertically integrated producer and marketer of ethanol in California, the nation's most populous state with the highest ethanol demand in the United States. Effective January 1, 2004 the State of California mandated the elimination of MTBE as a gasoline additive and required the use of ethanol as its replacement to improve air quality resulting from auto emissions. The California ethanol market is currently estimated to be annually approximately 900 million gallons, based on published market reports, and approximately $1 billion dollars. At present, through Kinergy Marketing LLC, PEI Group is presently a re-seller of ethanol and its unaudited results indicated that it generated approximately $37 million in revenue in the six months ended June 30, 2004. PEI Group owns land and a grain processing facility and has received the critical permits to begin construction of a 35 million gallon ethanol plant on its property in Madera, California. PEI Group believes this will be the largest ethanol plant in California. Funding for the production facility and working capital is expected to be provided in part through bank lending, a term sheet has been received from a large bank lending institution to provide debt of $25 million subject to certain conditions precedent, including equity requirements, and the remaining part through other debt or equity arrangements which are currently being negotiated.

         Under the terms of the Share Exchange Agreement, which is subject to satisfactory completion of due diligence and shareholder approval, the existing directors, officers and employees of the Company would terminate their positions with Accessity. The existing business operations of Sentaur, and the royalty stream from ClaimsNet (see Note
         6), the building lease and related personal property, would be spun off and become the responsibility of CEO and founder Barry Siegel in lieu of cash payments required under his employment contract. Thereafter, the management of Accessity would be transferred to the management of the PEI Group, however the present Accessity Board of Directors will have the right to nominate one director with a term that expires until the 2005 Accessity shareholders meeting. The remaining assets, including all of the Company's cash and investment funds, certain prepaid and other assets and selected liabilities, would be retained under the control of the new management of the PEI Group. In addition, the Share Exchange Agreement requires Accessity to prosecute the lawsuit against Presidion's investment bankers, the Mercator Group LLC, Global Taurus LLC, et al, for in excess of $100

                                 ACCESSITY CORP.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

               SIX MONTHS ENDED JUNE 30, 2004 AND 2003 (UNAUDITED)

         million, as described in the Company's December 31, 2003 Form 10-KSB (also see Note 5). The proceeds, if any, from a successful outcome of this suit, after the payment of legal fees, will be distributed to current Accessity shareholders, on the date of closing of the transaction with the PEI Group, two-thirds of any recovery from this suit with the remaining one-third being paid the Company. In the event Accessity terminates the Share Exchange Agreement for a Superior Proposal, as defined in the Share Exchange Agreement, Accessity will pay the expenses of the other parties up to a maximum amount of $150,000.

         The Company is currently preparing its proxy to be filed with the Securities and Exchange Commission and, upon its review, will forward the proxy to its shareholders and schedule a shareholder meeting to vote for approval of the transaction. The Company has also been in communication with the Nasdaq Stock Market which has deemed this proposed transaction with the PEI Group as a "Reverse Merger" and therefore, would require the Company to file an Initial Listing Application for continued listing of the Company's stock on the Nasdaq SmallCap Stock Market subsequent to the closing of this transaction.

         On August 4, 2004, the Company signed Amendment N.A to the Share Exchange Agreement revising certain non-material language in the agreement and extending the date upon which the Share Exchange Agreement shall terminate should the contemplated transaction not close, from July 31, 2004 to October 29, 2004.

4.       PREFERRED STOCK REPURCHASE
         --------------------------

         In connection with the sale of the Company's former wholly-owned subsidiary, driversshield.com FS Corp. ("FS"), its collision repair and fleet services business, to PHH Vehicle Management Services, LLC, d/b/a PHH Arval ("PHH"), a subsidiary of the Cendant Corporation (NYSE, symbol CD) in February 2002 and, pursuant to the Preferred Stock Purchase Agreement, PHH acquired 1,000 shares of the Company's Series A Convertible Preferred Stock (the "Preferred Shares") for $1.0 million. The Preferred Shares provided for conversion, at the holder's discretion, into 100,000 shares of the Company's common stock (subject to adjustments for stock splits, re-capitalization and anti-dilution provisions).

         Effective May 13, 2004, in exchange for certain mutual releases and the amendment of the Stock Purchase Agreement dated October 29, 2001 resulting in the extension of certain non-compete clauses in favor of PHH, the Company and PHH entered into a Stock Repurchase Agreement providing the Company, or its assigns, with the right to repurchase these Preferred Shares for $350,000. Pursuant to the terms of the Stock Repurchase Agreement, the Company is required to repurchase the Preferred Shares only in the event that the arbitration matter between the Company and Presidion Solutions, Inc. (Note 5) is successfully concluded in favor of the Company, and the award has been fully collected. In June 2004 the arbitrator ruled in favor of the Company, and as of July 28, 2004 the Company had collected $189,000. The balance of $91,000 is expected to be collected on August 28, 2004. Under the terms of the Stock Repurchase Agreement, PHH may exercise its right to convert all, but not less than all, of its Preferred Shares into common stock, so long as it precedes the Company's election to repurchase the stock, through the termination date of September 15, 2004.

                                 ACCESSITY CORP.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

               SIX MONTHS ENDED JUNE 30, 2004 AND 2003 (UNAUDITED)

         The Company has reclassified its preferred stock out of the equity section, and into a liability account, at fair value, since the redemption of its preferred stock is outside the control of the Company.

5.       AWARD GRANTED TO COMPANY IN ARBITRATION MATTER
         ----------------------------------------------

         During June 2004 the Company received notice that the arbitration proceedings under the auspices of the American Arbitration Association had concluded that the Company was entitled to the $250,000 break-up fee set forth in the Memorandum of Understanding ("MOU") between the Company and Presidion Solutions, Inc. ("Presidion"), as well as its share of the costs of the arbitration and interest from the date of the termination of that agreement by Presidion, aggregating approximately $30,000.

         As described more fully in the Company's Form 10-KSB for the year ended December 31, 2003, the Company and Presidion had entered into a MOU with the contemplation of merging Presidion into the Company. Subsequently, Presidion breached the MOU and the Company filed for arbitration. According to the arbitration terms, Presidion was provided thirty days to make the payment. As an accommodation, the Company accepted an initial payment of $98,332 on June 28, 2004, and an interest-bearing promissory note, in the aggregate amount of $181,358, comprising two payments of approximately similar amounts to be made on July 28 and August 27, 2004. The Company received the first payment on the note on July 28, 2004. The note bears interest on the unpaid balance at 7% per annum. The arbitration award for the break-up fee and interest is included in Investment and Other Income in the accompanying Condensed Consolidated Statement of Operations and Comprehensive Loss. The Company also received a Confession of Judgment from Presidion to facilitate a court order in the event the note is not paid in full.

6.       STRATEGIC PARTNERSHIP FOR INSURANCE BUSINESS
         --------------------------------------------

         In December 2002, the Company entered into a Strategic Partnership Agreement (the "Partnership Agreement"), effective January 2, 2003, with ClaimsNet, a wholly-owned subsidiary of the CEI Group, Inc. ("CEI"), a Pennsylvania corporation, in which ClaimsNet assumed the responsibilities of servicing the operations and management of DriverShield CRM, the business that provided insurance carriers with collision repair management for their insureds. During 2003 the Company processed only those claims that were initiated prior to the effective date, and ClaimsNet has assumed responsibility for new repairs. The Company granted an exclusive license of its technology, including its website software, that enables insurance customers to access the vehicle claims management system via the Internet, and a non-transferable license of its network of repair facilities, as well as training of its processing methodologies, in order for ClaimsNet to fulfill its obligations under the Partnership Agreement. As consideration, ClaimsNet remits a share of the profits to the Company equivalent to 25% of vendor referral fees for repairs initiated and completed, beginning in March 2003, and 50% of administrative fees, as defined, on all existing customers, beginning in February 2003, as well as 15% of all administrative and vendor referral fees for all new customers that use the licensed technology to have their vehicles repaired. The term of the partnership is for a five year period with a two year renewal. The contract also

                                 ACCESSITY CORP.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

               SIX MONTHS ENDED JUNE 30, 2004 AND 2003 (UNAUDITED)

         grants ClaimsNet an option to purchase this business, pursuant to a formula, beginning January 1, 2007.

         For the six months ended June 30, 2004 and 2003 the Company recorded fees from ClaimsNet of $95,000 and $53,000 respectively. As part of the agreement, during the quarter ended March 31, 2003, the Company also accrued $12,000 for certain personnel costs during the transition. There were no comparable costs in the 2004 Quarter.

7.       DISCONTINUED OPERATIONS OF AUTOMOBILE AFFINITY SERVICES BUSINESS AND
         --------------------------------------------------------------------
         SALE TO RELATED PARTY
         ---------------------

         Upon approval of its board of directors, the Company negotiated a Stock Purchase Agreement ("the ADS Agreement"), effective August 1, 2003, for the sale of all of the outstanding shares of its wholly owned subsidiary, DriverShield ADS Corp. ("ADS") to an employee who is the president of this business. Under the terms of the ADS Agreement the Company received a one-time fee of $10,000 on September 30, 2003, plus it received reimbursement for its legal fees of approximately $10,000 incurred for this sale. As a component of the transaction, the individual purchaser also agreed to forego all future rights to receive compensation and other benefits associated with his employment contract, which was to expire in December 2004, but terminated on July 31, 2003. All of the employees and related costs of the ADS business were borne by the purchaser as of the effective date, and the Company has no continuing management of, or responsibility for, the operations. The net liabilities of the business at the closing date, of approximately $31,000, consisting of primarily accounts receivable and payable, were retained by the Company.

         The purchaser of the ADS business, Barry J. Spiegel, was one of the four members of the Board of Directors of the Company, and a significant shareholder, who retained his seat on the Board of Directors until he resigned in May, 2004. With the completion of this transaction, the Company had exited from all operating activities of its various automotive businesses.

         The operating results of the affinity services business have been presented as discontinued operations in the accompanying financial statements. The Company recorded a net gain of $10,000 on the transaction in the quarter ended September 30, 2003.

         Operating results during the three months and six months ended June 30, 2003, for the discontinued affinity services operations were as follows:

                                                                Three Months Ended     Six Months Ended
                                                                  June 30, 2003         June 30, 2003
                                                                  ------------           -----------
         Revenues                                                 $    142,000           $   377,000
         Cost of sales, selling, general and
                 administrative expenses                               (95,000)             (189,000)
                                                                  ------------           -----------
         Income from discontinued operations, pre-tax             $    141,000           $   188,000

                                 ACCESSITY CORP.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

               SIX MONTHS ENDED JUNE 30, 2004 AND 2003 (UNAUDITED)

8.       EARNINGS (LOSS) PER SHARE
         -------------------------

         Basic earnings (loss) per common share is computed by dividing earnings
         (loss) by the weighted average number of common shares outstanding during the period. Diluted earnings per share reflect the potential dilution that could occur if common stock equivalents, such as preferred stock, stock options and warrants, were exercised. For the six months ended June 30, 2004 and 2003, respectively, approximately 498,000 and 720,000 of potentially dilutive common stock equivalents were excluded from the earnings per share calculations, as their inclusion would have been anti-dilutive.

9.       STOCK BASED COMPENSATION PLANS
         ------------------------------

         The Company issues stock options to its employees and outside directors pursuant to stockholder-approved stock option programs, and accounts for stock-based compensation plans under the intrinsic value method of accounting as defined by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. No stock-based employee compensation cost is reflected in net income
         (loss) for the three and six months ended June 30, 2004 and 2003, as all options granted under these plans had an exercise price equal to the fair market value of the underlying common stock on the date of grant. See Note 10 for variable priced stock options. For pro forma disclosures, the estimated fair value of the option is amortized over the vesting period, which range from immediate vesting to three years. The following table illustrates the effect on net income (loss) and earnings (loss) per share if we had accounted for our stock option and stock purchase plans under the fair value method of accounting under Statement 123, as amended by Statement 148:

                                                          Three Months Ended                   Six Months Ended
                                                               June 30,                            June 30,
                                                        2004              2003              2004              2003
                                                    ------------      ------------      ------------      ------------
         Net income (loss), as reported             $   (145,313)     $   (428,404)     $   (569,302)     $   (921,839)
         Deduct:  Total stock-based employee
                  compensation expense deter-
                  mined under fair value-based
                  method for all awards, net of
                  related tax effects               $    (85,753)     $   (135,447)     $   (171,506)     $   (275,681)
                                                    ------------      ------------      ------------      ------------

         Pro forma net income (loss)                $   (231,066)     $   (563,851)     $   (740,808)     $ (1,197,520)
                                                    ------------      ------------      ------------      ------------

         Net income (loss) per share:
                  Basic, as reported                $      (0.06)     $      (0.22)     $      (0.25)     $      (0.51)
                  Basic, pro forma                  $      (0.10)     $      (0.26)     $      (0.33)     $      (0.55)

                  Diluted, as reported              $      (0.06)     $      (0.22)     $      (0.25)     $      (0.51)
                  Diluted, pro forma                $      (0.10)     $      (0.26)     $      (0.33)     $      (0.55)

                                 ACCESSITY CORP.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

               SIX MONTHS ENDED JUNE 30, 2004 AND 2003 (UNAUDITED)

10.      NON-CASH COMPENSATION FOR VARIABLE PRICED OPTIONS
         -------------------------------------------------

         In October 1999 the Company repriced certain options previously granted to employees and third parties, representing the right to acquire 440,000 shares of common stock. The original grants gave holders the right to purchase common shares at prices ranging from $5.00 to $6.20; these were repriced to prices ranging from $3.75 to $4.15 per share. At the date of the repricing, the new exercise price was equal to the fair market value of the shares (110% of the fair market value in the case of an affiliate). In addition, in September 2002 the Company granted a five-year extension to the life of certain fully vested options that had expired. Pursuant to FASB Interpretation No. 44, the Company accounts for these as variable from the date of the modification until they are exercised, forfeited or expired, and records the intrinsic value of such grants. During the year ended December 31, 2003 all of these options, except for 6,667, were either forfeited or expired. There was no charge or credit during 2004, or comparable period in 2003, as the price per share of the Company's common stock traded at levels below the exercise prices.

11.      INVESTMENTS
         -----------

         Investments at June 30, 2004 consist of available-for-sale securities that had a fair market value of $3,544,000.

         The Company evaluates its individual securities holdings to determine whether it believes that a decline in investment value may be permanent or other-than-temporary. In the quarter ended June 30, 2004 the Company recognized an impairment, characterized as other-than-temporary, of approximately $73,000, which included the unrealized losses previously reported as the sole component of comprehensive losses, and most of the decrease in value in the current quarter. While the total return for each of its income securities covering the most recent twelve month period has been positive, the Company considered that the increasing interest rate environment, which has resulted in decreasing prices for each of the fixed income mutual funds that the Company held at June 30, 2004, would continue. Further, in order to support its current operating losses, the Company periodically sells some portion of its investment holdings which may preclude its ability to hold securities sufficiently to realize its initial investment. In July 2004 the Company made the decision to sell one of its investment positions, which represented $33,000 of the impairment amount noted above, concluding that its total return no longer justified the market risk environment.

         The investment balance, shown above, is valued at fair market value and accordingly already reflects the impairment.

12.      PRO FORMA INFORMATION
         ---------------------

         Pro forma information, assuming that the disposal of ADS occurred at the beginning of the earliest quarterly period presented, has not been presented since the disposal has been accounted for as discontinued operations, and such amounts have been reclassified from continuing operations.

                                 ACCESSITY CORP.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

               SIX MONTHS ENDED JUNE 30, 2004 AND 2003 (UNAUDITED)

13.      INCOME TAXES
         ------------

         At December 31, 2003, the Company had operating loss carry forwards of approximately $3,800,000 and had established a valuation allowance for the full amount of its deferred tax asset as it is more likely that the Company will not be able to realize the tax benefits. To the extent the Company is profitable in the future periods such carry forwards may be available to offset future taxable earnings. To the extent the Company is not profitable it would not be able to realize this benefit. In the event that the transaction with the PEI Group is consummated, there may be limitations on the amount of the net operating loss carryforward which may be utilized pursuant to the Internal Revenue Code.

14.      FLORIDA OFFICE LEASE AND RELATED PARTY TRANSACTION
         --------------------------------------------------

         The 7,300 square foot building in Coral Springs, Florida which the Company leases for its headquarters is owned and operated by B & B Lakeview Realty Corp., whose three shareholders, Barry Siegel, Barry Spiegel and Ken Friedman, are members of the Company's board of directors. In accordance with the terms of the lease the Company paid required rentals to B & B Lakeview Realty of approximately $33,000 in the current quarter and $66,000 during the 2004 Period. Pursuant to the lease agreement, the Company is also required to pay various building maintenance, insurance and other specified charges, as incurred, to other unrelated vendors. It was also required to establish a restricted depositary account, in the amount of $300,000, as described in the Liquidity and Capital Resources section of Managements Discussion and Analysis or Plan of Operation.

15.      SEGMENT INFORMATION
         -------------------

         The Company currently reports two segments, medical and automotive. As described in Note 6, however, the Company participates in the automotive segment only through a profit-sharing arrangement; it no longer operates, or has liability for, the current activities of the automotive segment, which function under the managerial autonomy of ClaimsNet, pursuant to its contractual arrangement with the Company. The Company manages these segments separately since each serves different markets and users, as described in Note 2.

                                 ACCESSITY CORP.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

               SIX MONTHS ENDED JUNE 30, 2004 AND 2003 (UNAUDITED)

         All of the Company's sales are made within the domestic United States. Segment information follows.

                                               Three Months Ended                  Three Months Ended
                                                    June 30,                            June 30,
                                             2004              2003              2004              2003
                                         ------------      ------------      ------------      ------------
         Revenue:
                  Medical                $    144,000      $     63,000      $    330,000      $     63,000
                  Automotive                   55,000            49,000            95,000           190,000
                                         ------------      ------------      ------------      ------------
                  Consolidated total     $    199,000           112,000      $    425,000           253,000
         Segment profit (loss):
                  Medical(1)             $    (35,000)     $    (58,000)     $    (25,000)     $   (181,000)
                  Automotive(1)                30,000           (13,000)           46,000           (27,000)
                  Other/corporate(1)         (140,000)         (405,000)         (590,000)         (902,000)
                                         ------------      ------------      ------------      ------------

                  Consolidated total     $   (145,000)     $   (476,000)     $   (569,000)     $ (1,110,000)

         Segment profit or (loss) reflects continuing operations before provision for income taxes (benefit).

         Identifiable assets at June 30, 2004:

         Medical               $   117,000
         Automotive                 94,000
         Other, corporate        4,647,000
                               -----------
         Consolidated total    $ 4,858,000

(1) The Company does not allocate taxes, other income, interest income or expense, or its corporate general and administrative expenses to its individual segments. The segment profit (loss) shown above reflects those costs that are directly and specifically identifiable with the operating activities of the segment.

                        ACCESSITY CORP. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2003 AND 2002

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

         PRINCIPLES OF CONSOLIDATION

         The accompanying consolidated financial statements include the accounts of Accessity Corp. and its wholly-owned subsidiaries (collectively referred to as the "Company"). All material intercompany balances and transactions have been eliminated.

         DISCONTINUED OPERATIONS

         On February 7, 2002, the Company sold its fleet services business (see
         Note 3) and on August 1, 2003, the Company sold its affinity services business (see Note 5). The Company's consolidated statements of operations for the years ended December 31, 2003 and 2002 reflect the results of these businesses as discontinued operations. Prior to 2002, the fleet service business comprised the vast majority of the Company's business. Although the Company only reported as one business segment, the Company operated as distinct businesses with separate major lines of businesses and classes of customers. Accordingly, upon their sales, the Company determined that the fleet business and affinity services business should be reported as discontinued operations.

         PROPERTY AND EQUIPMENT

         Property and equipment are stated at cost. The Company provides depreciation for machinery and equipment and for furniture and fixtures by the straight-line method over the estimated useful lives of the assets, principally five years. Leasehold improvements are amortized on a straight-line basis over their estimated useful lives or the remaining term of the lease, whichever is less. Website development costs are amortized over their estimated useful life of three years on a straight-line basis. For the year ended December 31, 2002, website development costs capitalized amounted to $76,226, of which $42,750 represented employee salary and related costs. There were no additional website development costs in 2003.

         COMMON STOCK SPLIT

         Upon approval from its shareholders at the December 15, 2003 annual shareholders' meeting, the Company effected a one-for-five reverse common stock split. This reduced, by a factor of five, all outstanding common shares, and all options, warrants or other issues convertible into common stock. Commensurately, the price per share of its common stock traded on the Nasdaq SmallCap exchange, and the effective conversion price per share of any common shares equivalents, increased by a factor of five. The Company and its shareholders effected this transaction in order to comply with the continued listing requirements of the Nasdaq SmallCap exchange which mandates a $1 price per share. The Company has been advised that it is now in compliance with the listing requirements. The effective date of the stock split was January 7, 2004. All references to common share amounts have been adjusted to reflect this stock split on a retroactive basis. The number of authorized common shares and the par value per share were not changed.

                        ACCESSITY CORP. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2003 AND 2002

         CASH AND CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

         INVESTMENTS

         Investments consist of securities available for sale, which are carried at fair value with unrealized gains or losses reported in a separate component of shareholders' equity. Realized gains or losses are determined based on the specific identification method.

         REVENUE RECOGNITION

         The Company recognizes revenue for its collision repairs, fees and royalties at the time of customer approval and completion of repair services. The Company warrants such services for varying periods ranging up to the period that the driver owns or operates the vehicle. Such warranty expense is borne by both the Company and the repair facilities; resulting from its management of the repair process, and the selection of facilities, warranty expense has not been material to the Company. The Company recognizes revenue for its medical billings recovery business at the time it receives notification that funds are collected by its hospital customers.

         COLLECTIBILITY OF ACCOUNTS RECEIVABLE

         In order to record the Company's accounts receivable at their net realizable value, the Company must assess their collectibility. A considerable amount of judgment is required in order to make this assessment, including an analysis of historical bad debts and other adjustments, a review of the aging of the Company's receivables, and the current creditworthiness of the Company's customers.

         USE OF ESTIMATES

         In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Significant estimates relate to the income tax valuation allowance and conclusions regarding the impairment of long-lived assets. Actual results could differ from those estimates, and any difference between the amounts recorded and amounts ultimately realized or paid will be adjusted prospectively as new facts become known.

         FAIR VALUE OF FINANCIAL INSTRUMENTS

         o        CASH AND CASH EQUIVALENTS

                  The carrying amounts approximate fair value due to the short maturity of the investments.

                        ACCESSITY CORP. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2003 AND 2002

         o        INVESTMENTS

                  Investment securities that are available for sale are stated at fair value as measured by quoted market price.

         o        CAPITAL LEASE OBLIGATION

                  The carrying amount of the Company's capital lease obligation approximates fair value.

         ADVERTISING EXPENSE

         Advertising expenditures, which are expensed as incurred, amounted to approximately $42,000 and $196,000 in 2003 and 2002.

         STOCK COMPENSATION PLAN

         The Company accounts for its stock option plan under Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" under which no compensation expense is recognized. The Company has adopted Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS No. 123) for disclosure purposes; accordingly, no compensation expense has been recognized in the results of operations for its stock option plan. Under the plan, the Company may grant options to its employees, directors and consultants for up to 1,200,000 shares of common stock. Incentive stock options may be granted at no less than the fair market value of the Company's stock on the date of grant, and in the case of an optionee who owns directly or indirectly more than 10% of the outstanding voting stock ("an Affiliate"), 110% of the market price on the date of grant. The maximum term of an option is ten years, except for incentive stock options granted to an Affiliate, in which case the maximum term is five years. As of December 31, 2003, approximately 808,000 options remain available for future grants.

         For disclosure purposes, the fair value of each stock option grant is estimated on the date of grant using the Black Scholes option-pricing model with the following weighted average assumptions used for stock options granted in 2003 and 2002, respectively: annual dividends of $-0- for both years, expected volatility of 146% and 136%, risk-free interest rate of 1.13% and 1.67%, and expected life of five years for all grants. The weighted-average fair value of stock options granted in 2003 and 2002 was $1.77 and $1.01, respectively

         Under the above model, the total value of stock options granted in 2003 and 2002 was $70,763 and $1,767,498, respectively, which would be amortized ratably on a pro forma basis over the related vesting periods, which range from immediate vesting to five years. Had compensation cost been determined based upon the fair value of the stock options at grant date for all awards, the Company's net income and earnings per share would have been reduced to the pro forma amounts indicated below:

                        ACCESSITY CORP. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                              2003              2002
                                                                          ------------      ------------
         Net income (loss), as reported                                   $ (1,626,038)     $  1,247,954
         Stock-based compensation cost, net of
                  related tax effects in 2002, that would have
                  been included in the determination of net
                  income if the fair value based method had
                  been applied to all awards                              $   (562,745)     $   (624,269)
                                                                          ------------      ------------

         Pro forma                                                        $ (2,188,783)     $    623,685
                                                                          ============      ============

                  Basic and diluted earnings (loss) per share:
                           As reported                                    $      (0.74)     $       0.57
                           Pro forma                                      $      (1.00)     $       0.29

                  Stock-based employee compensation
                           cost, net of related tax effects, included
                           in the determination of net income as
                           reported                                       $         -0-     $         -0-

         RECENT ACCOUNT PRONOUNCEMENTS

         In June 2002, the Financial Accounting Standards Board ("FASB") issued SFAS 146, "Accounting for Costs Associated with Exit or Disposal Activities," which is effective for exit or disposal activities initiated after December 31, 2002. SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred and that the initial measurement of a liability be at fair value. The Company elected the early adoption of SFAS 146 during 2002, and the adoption did not have a material impact on its consolidated results of operations and financial position.

         In December 2002, the FASB issued SFAS 148, "Accounting for Stock-Based Compensation - Transition and Disclosure", which is effective for fiscal years ending after December 15, 2002. The provisions of this statement provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation, and requires disclosure about the effects on reported net income of an entity's accounting policy decisions with respect to stock-based compensation. The Company did not change its accounting method for stock-based employee compensation and, accordingly, the provisions of this new standard did not have a material impact on its consolidated results of operations and financial position.

         In December 2003, the FASB revised FASB Interpretation No. 46 (FIN 46), "Consolidation of Variable Interest Entities". FIN 46 requires consolidation by the reporting entity of variable interest entities which have certain characteristics as described therein when the reporting entity will absorb a majority of the variable interest entity's expected losses, receive a majority of the variable interest entity's expected residual returns, or both. If applicable, the Company would be required to apply the provisions of FIN 46 as of December 31, 2004. The Company has not made

                        ACCESSITY CORP. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2003 AND 2002

         an initial determination as to whether its June 2002 leasing agreement for Florida office space with a related party, (See Note 14), represents an interest in a variable interest entity, and has not determined the effect, if any, on its financial statements.

2.       DESCRIPTION OF BUSINESS AND CONCENTRATIONS
         ------------------------------------------

         The Company, through its fleet services subsidiary, had been, since its inception, engaged in automotive fleet management and administration of automotive repairs for major, nationally recognized corporate clients throughout the United States. It offered its clients a cost-effective method for repairing their vehicles by arranging for repair of the vehicles through its nationwide network of independently owned contracted facilities, and it also offered subrogation, salvage and appraisal services. This business was sold in 2002 (see Note 3).

         The Company offered collision repair management services during 2002 for the insurance industry through a website on the Internet. Revenues for such services commenced in December 2001. However, under a strategic partnership, effective January 2, 2003 (see Note 4), the Company transferred the operating responsibilities and management of this business to a third party and, upon the completion of active or in-process claims that were the Company's responsibility during the first half of 2003, it is no longer engaged in collision repair management, but will remain in the business through the licensing described in Note 4. The Company's remaining automotive business that provided automobile affinity services for individuals was sold to the president of that subsidiary (see Note 5). The Company believes that it operated its automotive-related businesses in one operating segment.

         In the third quarter of 2002, the Company began a new business engaged in medical billing recovery which is managed as a separate segment. The business seeks to recoup inappropriate discounts taken from hospital billings by institutional or insurance payors. The Company has signed contracts with a number of hospitals throughout the United States, and during 2003, collected in excess of $1 million on their behalf. Costs associated with this business are expensed as incurred.

         The Company is subject to credit risk through trade receivables. The Company does not obtain collateral or other security for its receivables. Such risk is minimized through contractual arrangements with its customers, as well as the size and financial strength of its customers. Based upon the Company's continuing operations, four customers accounted for substantially all of the Company's sales in 2003 and its receivables at December 31, 2003. Two customers accounted for 26% and 59%, respectively, of the Company's sales in 2002 and 6% and 39% of its receivables, respectively, at December 31, 2002.

         The Company is also subject to credit risk through investments which are held at one brokerage firm and are not fully insured by the Securities Investor Protection Corporation. The Company has no financial instruments with significant off-balance-sheet risk.

                        ACCESSITY CORP. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2003 AND 2002

3.       DISCONTINUED OPERATIONS - SALE OF COLLISION REPAIR AND FLEET SERVICES
         ---------------------------------------------------------------------
         BUSINESS
         --------

         On February 4, 2002, the Company's shareholders approved the sale of all the outstanding shares of a wholly-owned subsidiary, driversshield.com FS Corp. ("FS"), its collision repair and fleet services business, to PHH Vehicle Management Services, LLC d/b/a PHH Arval ("PHH"), a subsidiary of the Cendant Corporation (NYSE symbol "CD") for $6.3 million in cash, in accordance with a Stock Purchase Agreement (the "Purchase Agreement") dated October 29, 2001 and, pursuant to the Preferred Stock Purchase Agreement of the same date, approved the sale of $1.0 million of the Company's convertible preferred stock to PHH, comprising 1,000 shares (see Note 12). These transactions were consummated on February 7, 2002. The Company recorded a pre-tax gain on the sale of FS of approximately $6.1 million.

         The accompanying consolidated statements of operations have been presented to reflect the sale of the fleet business as discontinued operations. Operating results of the discontinued fleet services operations for the year ended December 31, 2002, to the date of sale, are summarized as follows:

                                                                    2002
                                                                 ----------
                  Revenues                                       $1,087,658
                  Cost of Sales                                    (878,776)
                  Selling, general and administrative              (165,157)
                                                                 ----------

                  Income from discontinued operations, pre-tax   $   43,725
                                                                 ==========

4.       STRATEGIC PARTNERSHIP FOR INSURANCE BUSINESS
         --------------------------------------------

         In December 2002, the Company entered into a Strategic Partnership Agreement (the "Partnership Agreement"), effective January 2, 2003, with ClaimsNet, Inc. ("ClaimsNet"), a wholly-owned subsidiary of the CEI Group, Inc. ("CEI"), a Pennsylvania corporation, in which ClaimsNet assumed the responsibilities of operations and management of DriverShield CRM, the business that provided insurance carriers with collision repair management for their insureds. During 2003, the Company processed those claims that were initiated prior to the effective date, and ClaimsNet assumed responsibility for new repairs. The Company granted an exclusive license of its technology, including its website software, which enables insurance customers to access the vehicle claims management system via the Internet, and a non-transferable license of its network of repair facilities, as well as training of its processing methodologies, in order for ClaimsNet to fulfill its obligations under the Partnership Agreement. ClaimsNet agreed to pay royalties to the Company equivalent to 25% of vendor referral fees and 50% of administrative fees, as defined, on all existing customers, beginning in March and February 2003, respectively, and 15% of all administrative and vendor referral fees for all new customers that use the licensed technology to have their vehicles repaired. The term of the Partnership Agreement is for a five-year period, with a two-year renewal, unless terminated ninety days prior to the end of the then-current term.

                        ACCESSITY CORP. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2003 AND 2002

         Additionally, ClaimsNet has an option to purchase the business commencing on January 1, 2007 for a purchase price equal to the total royalties paid for the previous twenty-four months. Upon completion of those repairs that the Company processed during the first part of 2003, the Company is no longer directly responsible for auto repairs, but remains liable for automobile repair warranties provided. Historically, warranty costs have not been significant. Total royalties earned by the Company during 2003 amounted to $162,693.

         As of December 31, 2003, the net book value of the website development costs amounted to approximately $104,000, and the Company has determined that such costs are not impaired due to the anticipated cash flows from the Partnership Agreement.

5.       DISCONTINUED OPERATIONS OF AUTOMOBILE AFFINITY SERVICES BUSINESS AND
         --------------------------------------------------------------------
         SALE TO RELATED PARTY
         ---------------------

         Upon approval of its board of directors, the Company negotiated a Stock Purchase Agreement ("the ADS Agreement"), effective August 1, 2003, for the sale of all of the outstanding shares of its wholly owned subsidiary, DriverShield ADS Corp. ("ADS") to an employee who is the president of this business. Under the terms of the ADS Agreement, the Company received a one-time fee of $10,000 on September 30, 2003, plus it received reimbursement for its legal fees of approximately $10,000 incurred for this sale. As a component of the transaction, the individual purchaser also agreed to forego all future rights to receive compensation and other benefits associated with his employment contract, which was to expire in December 2004, but terminated on July 31, 2003. All of the employee and related costs of the ADS business were borne by the purchaser as of the effective date, and the Company has no continuing management of, or responsibility for, the operations. The net liabilities of the business at the closing date, of approximately $31,000, consisting of primarily accounts receivable and payable, were retained by the Company.

         The purchaser of the ADS business is one of four directors of the Company, and a significant shareholder.

         The operating results of the affinity services business have been presented as discontinued operations in the accompanying financial statements. The Company recorded a net gain of $10,000 on the transaction in the quarter ended September 30, 2003.

         Operating results during the periods ended December 31, 2003 and 2002, for the discontinued affinity services operations, through the date of its sale on August 1, 2003, were as follows:

                                                      2003           2002
                                                   ----------     ----------
         Revenues                                  $  419,417     $1,123,436
         Cost of sales, selling general
                  and administrative expenses         203,763        331,912
                                                   ----------     ----------
         Income from discontinued affinity
                  services subsidiary, pre-tax     $  215,654     $  791,912
                                                   ==========     ==========

                        ACCESSITY CORP. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2003 AND 2002

6.       INVESTMENTS
         -----------

         AT DECEMBER 31, 2003:
                                                                     UNREALIZED
                                                        FAIR           HOLDING
                                          COST          VALUE          (LOSS)
                                       ----------     ----------     ----------
         Fixed income mutual funds     $4,350,899     $4,313,114     $  (37,785)

         AT DECEMBER 31, 2002:
                                                                     UNREALIZED
                                                        FAIR          HOLDING
                                          COST          VALUE           GAIN
                                       ----------     ----------     ----------
         Fixed income mutual funds     $1,984,759     $1,985,362     $      603
         Corporate debt securities      3,310,518      3,324,119         13,601
                                       ----------     ----------     ----------
                                       $5,295,277     $5,309,481     $   14,204
                                       ==========     ==========     ==========

7.       PROPERTY AND EQUIPMENT AND ASSET IMPAIRMENT
         -------------------------------------------

         PROPERTY AND EQUIPMENT
                                              2003           2002
                                           ----------     ----------
         Machinery and equipment           $  500,090     $  630,564
         Furniture and fixtures                35,594        142,769
         Leasehold improvements               140,855        143,746
         Website development costs            291,654        615,642
                                           ----------     ----------
                                              968,193      1,532,721
         Less accumulated depreciation
                and amortization              518,898        823,745
                                           ----------     ----------
                                           $  449,295     $  708,976
                                           ==========     ==========

         During 2003 and 2002, the Company wrote off certain fully depreciated property and equipment aggregating $586,899 and $630,710.

         IMPAIRMENT OF LONG-LIVED ASSETS

         The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future forecasted net undiscounted cash flows expected to be generated by the asset. If such assets are determined to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the discounted cash flows or appraised values, depending upon the nature of the assets.

                        ACCESSITY CORP. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2003 AND 2002

8.       CAPITAL LEASE OBLIGATION
         ------------------------

         In August 2002, the Company entered into a lease agreement containing a bargain purchase option for computer equipment. Obligations under the capital lease have been recorded in the accompanying financial statements at the present value of future minimum lease payments, discounted at an interest rate of 12.96%. The remaining capital lease obligation of $20,386 is payable during 2004 and presented as a current obligation in the financial statements at December 31, 2003.

9.       EARNINGS (LOSS) PER COMMON SHARE
         --------------------------------

         Basic earnings (loss) per common share are computed by dividing the earnings (loss) by the weighted average number of common shares outstanding during the period. Diluted earnings (loss) per common share reflects the potential dilution that could occur if common stock equivalents, such as stock options and warrants, were exercised. The computation of diluted earnings (loss) per common share in 2003 and 2002 excludes the effect of the assumed exercise of approximately 517,000 and 920,000 stock options and warrants, and the assumed conversion of preferred stock that was outstanding as of December 31, 2003 and 2002 because the effect would be anti-dilutive.

         Basic and diluted earnings (loss) per common share is calculated as follows:

                                   Income (Loss)         Shares       Per-Share
                                    (Numerator)      (Denominator)      Amount
                                    -----------      -------------      ------
         2003   -   Net Loss      $  (1,626,038)       2,195,519      $  (0.74)

         2002   -   Net Income    $   1,247,954        2,180,062      $   0.57

10.      STOCK OPTIONS
         -------------

         VARIABLE PRICED OPTIONS

         In October 1999, the Company repriced certain options granted to employees and third parties, representing the right to purchase 440,000 shares of common stock. The grants gave the holders the right to purchase common stock at prices ranging from $5.00 to $6.20 per share. The options were repriced at prices ranging from $3.75 to $4.15 per share. At the date of the repricing, the new exercise price was equal to the fair market value of the shares (110% of the fair market value in the case of an affiliate). Pursuant to FASB Interpretation No. 44, the Company accounts for these modified option awards as variable from the date of the modification to the date the awards are exercised, forfeited, or expire unexercised. As of December 31, 2003, all of these options, except for 33,334, were either forfeited or expired. There was no charge or credit for the year ended December 31, 2003 as the price per share of common stock remained below the exercise price. For the year ended December 31, 2002, $132,000 in non-cash compensation credits (income) were recorded, resulting from a decrease in the price per share.

                        ACCESSITY CORP. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2003 AND 2002

         NON-INCENTIVE STOCK OPTION AGREEMENTS

         The Company has non-incentive stock option agreements with six of its directors and/or officers.

         SUMMARY

         Stock option transactions are summarized as follows:

                                                                                 Weighted
                                                      Number                      Average
                                                        of        Exercise       Exercise
                                                      Shares     Price Range       Price
                                                      ------     -----------       -----
         Options outstanding, January 1, 2002         644,733   $1.56 - $18.75     $4.40
         Options granted                              356,000   $2.55 - $ 9.00     $7.15
         Options canceled                            (239,333)  $1.56 - $15.95     $6.20
         Options outstanding                          (46,067)  $1.56 - $ 3.75     $2.80
                                                      -------
         Options outstanding, December 31, 2002       715,333   $1.51 - $18.75     $5.35
         Options granted                               40,000           $ 6.25     $6.25
         Options canceled                            (293,000)  $1.56 - $18.75     $5.37
         Options exercised                            (70,000)  $1.56 - $ 1.72     $1.65
                                                      -------
         Options outstanding, December 31, 2003       392,333   $1.56 - $10.65     $6.00
         Options exercisable, December 31, 2002       384,666   $1.56 - $18.75     $4.15
         Options exercisable, December 31, 2003       219,000   $1.56 - $10.65     $5.15

         The following table summarizes information about options outstanding and exercisable at December 31, 2003:

                                                  Options Outstanding                       Options Exercisable
                                   --------------------------------------------         --------------------------
                                                      Weighted
                                                       Average         Weighted                           Weighted
                                                      Remaining         Average                            Average
            Range of                  Number         Contractual       Exercise           Number          Exercise
         Exercise Prices           Outstanding       Life (Years)        Price          Exercisable         Price
         ---------------           -----------       ------------        -----          -----------         -----
         $1.56 - $ 5.00               111,666             2.00           $3.26            108,333           $3.24
         $5.50 - $ 7.45               167,667             3.49           $6.42             71,000           $6.38
         $8.00 - $10.65               113,000             3.03           $8.07             39,667           $8.20
                                   -----------                                          -----------
                                      392,333                                             219,000

11.      COMMON STOCK AND STOCK WARRANTS
         -------------------------------

         In July 2001, the Company issued 20,000 shares of its common stock to an individual in consideration of a consulting agreement covering a one-year period ending June 30, 2002. The

                        ACCESSITY CORP. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2003 AND 2002

         Company recorded the cost of the services based on the price per share of its common stock at the date of their issuance, aggregating $150,000, and amortized the cost over the term of the contract.

         During 2001, the Company granted warrants to acquire 20,000 shares of its common stock at $2.65 per share, and an additional 5,000 warrants to acquire 5,000 shares of its common stock at $4.35 per share (the fair market values at the dates of the grants) in consideration for certain consulting services. The warrants expire in 2006. The Company recorded consulting expense in the amount of $9,000, which was equal to the value of the services provided.

         In December 1997, the Company raised $2,330,813 through the private placement issuance of 116,250 units at $20.05 per unit. Each unit included one warrant. In 2002, these warrants expired unexercised.

         A $10 million equity funding commitment, which provided the Company the option of drawing equity financing against an available line, expired in November 2001, and was unused during its twelve- month duration. The financing source was provided warrants to purchase 13,794 of the Company's common stock, at $10.85 per share, in exchange for providing this line. In 2002, these warrants expired unexercised.

         On June 27, 2002, the Company's Board of Directors authorized a common stock repurchase program whereby up to 100,000 shares of the Company's common stock may be purchased in open market transactions over the following 24 months. As of December 31, 2002, 18,645 shares had been repurchased under the program for amounts aggregating $92,697.

12.      PREFERRED STOCK AND PREFERRED STOCK PURCHASE RIGHTS
         ---------------------------------------------------

         Pursuant to the Preferred Stock Purchase Agreement between the Company and PHH as part of its purchase of the fleet business in February 2002 (Note 3), PHH invested $1.0 million to acquire 1,000 shares of the Company's Series A convertible preferred stock, par value of $.01 per share (the "Preferred Shares"). The Preferred Shares can be converted, at the holder's discretion, into 100,000 shares of the Company's common stock (subject to adjustments for stock splits, recapitalization and anti-dilution provisions). Other key terms of the Preferred Shares include voting rights, together with the common shareholders, on all matters, and separately on certain specified matters; a liquidation preference equal to 125% of their initial investment paid only in the event of dissolution of the Company; the nomination of one board member; certain pre-emptive rights and registration rights; and the approval of Preferred Shares for certain corporate actions. PHH has not exercised its right to nominate a board member.

         On December 28, 1998, the Board of Directors authorized the issuance of up to 200,000 shares of non-redeemable Junior Participating Preferred Stock ("JPPS"). The JPPS shall rank junior to all other series of preferred stock (but senior to the common stock) with respect to payment of dividends and any other distributions. Among other rights, the holders of the JPPS shall be entitled to receive, when and if declared, quarterly dividends per share equal to the greater of (a) $100 or (b) the sum of 1,000 (subject to adjustment) times the aggregate per share of all cash and non cash dividends (other than dividends payable in common stock of the Company and other defined distributions). Each share of JPPS shall entitle the holders to voting rights equal to 1,000

                        ACCESSITY CORP. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2003 AND 2002

         votes per share. The holders of JPPS shall vote together with the common stockholders. No shares of JPPS have been issued.

         On December 28, 1998, the Board of Directors also adopted a Rights Agreement ("the Agreement"). Under the Agreement, each share of the Company's common stock carries with it one preferred share purchase right ("Rights"). The Rights themselves will at no time have voting power or pay dividends. The Rights become exercisable (1) when a person or group acquires 20% or more of the Company's common stock (10% in the case of an Adverse Person as defined) and an additional 1% or more in the case of acquisitions by any shareholder with beneficial ownership of 20% or more on the record date (10% in the case of an Adverse Person as defined) or (2) on the tenth business day after a person or group announces a tender offer to acquire 20% or more of the Company's common stock (10% in the case of an Adverse Person as defined). When exercisable, each Right entitles the holder to purchase 1/1000 of a share of the JPPS at an exercise price of $137.50 per 1/1000 of a share, subject to adjustment.

13.      EMPLOYEE BENEFIT PLAN
         ---------------------

         The Company has a 401(k) profit sharing plan for the benefit of all eligible employees as defined in the plan documents. The plan provides for voluntary employee salary contributions not to exceed the statutory limitation provided by the Internal Revenue Code. The Company may, at its discretion, match within prescribed limits, the contributions of the employees or, in certain circumstances, may make additional contributions in order to retain the tax exempt status of the plan. Employer contributions to the plan amounted to approximately $11,000 in 2003 and $14,000 in 2002.

14.      COMMITMENTS AND CONTINGENCIES AND RELATED PARTY TRANSACTIONS
         ------------------------------------------------------------

         OPERATING LEASES

         The Company's lease of office space that it formerly occupied in New York, and in its new headquarters in Florida, require minimum rentals as well as common area maintenance and other expenses including property insurance and real estate taxes. Until the lease terminated in June 2002, a portion of its New York premises was under a sublease agreement. Sublease income was approximately $22,000 in 2002.

         In May 2002, the Company signed a five and a half year lease to occupy a new 7,300 square foot building in Coral Springs, Florida. This property is owned and operated by B&B Lakeview Realty Corp., whose three shareholders, Barry Siegel, Barry Spiegel and Ken Friedman, are members of the Company's Board of Directors. The terms of the lease require net rental payments plus property insurance and real estate taxes. The lease term commenced in October 2002. The Company and the property owners each expended approximately $140,000 to complete the interior space. In addition, during July 2002, the Company established a $300,000 interest-bearing certificate of deposit with a Florida bank (the mortgage lender to B&B Lakeview Realty Corp.) as collateral for its future rental commitments. The certificate of deposit declines to $200,000 after the 36th month, $100,000 after the 48th month, and to zero after 60 months, as the balance of the rent commitment declines. During 2003, the Company paid rental costs of

                        ACCESSITY CORP. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2003 AND 2002

         approximately $127,000 to this related party, and accrued an additional $20,000 as reimbursement for facility expenses paid by the related party. The Company has a security deposit of $22,000 held by the related party.

         Occupancy expense under the rental arrangements, including common area maintenance, property insurance and real estate taxes, was $177,000 in 2003 and $180,000 in 2002.

         The Company's future minimum rental commitments payable to the related party are as follows:

                          2004                        $137,000
                          2005                         146,000
                          2006                         157,000
                          2007                         168,000
                      Thereafter                        44,000
                                                      --------
                                                      $652,000
                                                      ========
         CAPITAL LEASE

         The Company leases certain computer equipment with a lease term through 2004. Obligations under the capital lease have been recorded in the accompanying financial statements at the present value of future minimum lease payments. The capitalized cost included in property and equipment is $82,719. Accumulated depreciation on the equipment at December 31, 2003 was $16,544.

         The future minimum lease payments under the capital lease are as follows:

                      December 31, 2004                  $  21,750

                      Less amount representing
                               interest and fees         $   1,364
                                                         ---------
                      Present value of future minimum
                               lease payments            $  20,386
                                                         =========
         EMPLOYMENT CONTRACTS

         At December 31, 2003, the Company has employment contracts with its two principal officers, which expire on December 31, 2004. The agreements provide minimum annual salaries of $300,000 to the Chief Executive Officer ("CEO"), and $155,000 to the Chief Financial Officer ("CFO"). The CEO's contract also specified a one-time bonus award of $250,000 plus 50,000 additional stock options in recognition of the sale of the fleet business in February 2002. In connection with these employment contracts, 140,000 options were granted in February 2002. In addition, another subsidiary of the Company has an employment agreement with its President that commenced on September 3, 2002, and expires on December 31, 2004, providing a base salary of $175,000 plus performance bonus, and he has been granted 50,000 stock options. During 2003,

                        ACCESSITY CORP. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2003 AND 2002

         employment contracts with the Company's former President and another subsidiary President were terminated.

         The CEO's employment contract provides that, in the event of termination of the employment within three years after a change in control of the Company, then the Company would be liable to pay a lump-sum severance payment of three years' salary (average of last five years), less $100, in addition to the cash value of any outstanding but unexercised stock options. The other employment contracts of the principal officers provide that, in the event of termination of the employment of the officer within one year after a change in control of the Company, then the Company would be liable to pay a lump sum severance payment of one year's salary, as determined on the date of termination or the date on which a change in control occurs, whichever is greater. In no event would the maximum amount payable exceed the amount deductible by the Company under the provisions of the Internal Revenue Code.

         LITIGATION

         In January 2003, the Company was served with a complaint filed by Mr. Gerald Zutler, its former President and Chief Operating Officer, alleging, among other things, that the Company breached his employment contract, that there was fraudulent concealment of the Company's intention to terminate its employment agreement with Mr. Zutler, and discrimination on the basis of age and aiding and abetting violation of the New York State Human Rights Law. Mr. Zutler is seeking damages aggregating $2.25 million, plus punitive damages and reasonable attorney's fees. Management believes that the Company properly terminated Mr. Zutler's employment for cause, and intends to vigorously defend this suit. Answer to the complaint was served by the Company on February 28, 2003. In 2003, Mr. Zutler filed a motion to have our attorney removed from the case on the basis that he would call our attorney as a witness. The motion was granted by the court, but the Company has appealed that ruling and the action is stayed pending determination of the appeal. The Company has filed a claim with its insurance carrier under its directors and officers and employment practices' liability policy. The carrier has agreed to cover certain portions of the claim as they relate to Mr. Siegel.

         The policy has a $50,000 deductible and a liability limit of $3,000,000 per policy year. At the present time, the carrier has agreed to cover the portion of the claim that relates to Mr. Siegel and has agreed to a fifty percent allocation of expenses.

         Therefore, the Company must incur $100,000 of legal expenses to satisfy the policy deductible before the carrier commences reimbursing the Company for fifty percent of the legal defense and/or any possible recovery in favor of the plaintiff.

         The Company filed a Demand for Arbitration against Presidion Solutions, Inc., ("Presidion"), alleging that Presidion breached the terms of the Memorandum of Understanding (the "Memorandum") between the Company and Presidion, dated January 17, 2003. The Company is seeking a break-up fee of $250,000 pursuant to the terms of the Memorandum, alleging that Presidion breached the Memorandum by wrongfully terminating the Memorandum. Additionally, the Company is seeking its out-of-pocket costs of due diligence, amounting to approximately

                        ACCESSITY CORP. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2003 AND 2002

         $37,000. Presidion has filed a counterclaim against the Company, alleging that the Company had breached the Memorandum and, therefore, owes Presidion a break-up fee of $250,000.

         The Company believes that the claim alleged by Presidion is without merit. The case was heard before the American Arbitration Association in Broward County, Florida in late February 2004. A decision is expected during the second quarter of 2004.

         No provision for any loss has been made with respect to either of the above matters.

         In addition, the Company has filed a lawsuit seeking damages in excess of $100,000,000 as a result of discovery conducted in connection with the Presidion matter described above, against Presidion's investment bankers, Mercator Group, LLC and related parties ("Mercator") and Taurus Global LLC ("Taurus"), ("the defendants"), alleging that these parties tortuously interfered in the transaction between the Company and Presidion. Mercator has made a motion to dismiss this action with a hearing pending some time in the future. The Company has obtained a default judgment against Taurus and intends to enforce this judgment. The final outcome of the Mercator action will most likely take an indefinite time to resolve. The Company currently has limited information regarding the financial condition of the defendants and the extent of their insurance coverage. Therefore, it is possible that the Company may prevail but may not be able to collect the judgment.

15.      CLOSURE OF NEW YORK OFFICE
         --------------------------

         In conjunction with relocating its office within New York, and then to Florida during the fourth quarter of 2002, the Company incurred an aggregate expense of $386,000, including $216,000 relating to one-time employee termination benefits, and the remainder for relocation expenses. Such amounts are included in general and administrative expenses in the consolidated statement of operations.

16.      SEGMENT INFORMATION
         -------------------

         The Company currently reports two segments, medical and automotive. As described in Note 4, however, the Company participates in the automotive segment only through a profit-sharing arrangement; it no longer operates, or has liability for, the current activities of the automotive segment, which is under the managerial autonomy of ClaimsNet pursuant to its contractual arrangement with the Company. The Company manages these segments separately since each services different markets and users.

                        ACCESSITY CORP. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2003 AND 2002

         All of the Company's revenues are derived from customers within the continental United States. Segment information as of and for the years ended December 31, 2003 and 2002, follows:

                                                    2003              2002
                                                ------------      ------------
         Revenue:
                  Automotive                    $    280,000      $  2,895,000
                  Medical                            378,000              --
                                                ------------      ------------
                         Consolidated total     $    658,000      $  2,895,000
                                                ============      ============

         Segment profit (loss):
                  Automotive                    $      8,000      $   (760,000)
                  Medical                           (195,000)         (182,000)
                  Other, corporate                (1,665,000)       (2,804,000)
                                                ------------      ------------
                         Consolidated total     $ (1,852,000)     $ (3,746,000)
                                                ============      ============


         Segment profit (loss) is from continuing operations before provision for income taxes (benefit).

                                                     2003           2002
                                                  ----------     ----------
         Identifiable assets:
                  Automotive                      $  130,000     $  303,000
                  Medical                            145,000          3,000
                  Other, corporate                 5,207,000      7,463,000
                                                  ----------     ----------
                         Consolidated total       $5,842,000     $7,769,000
                                                  ==========     ==========

         The Company does not allocate taxes, investment and other income, interest expense, or general and administrative expenses to its individual segments. The segment profit (loss) shown above reflects those costs that are directly and specifically identifiable with the operating activities of the segment.

                                                     2003           2002
                                                  ----------     ----------
         Capital expenditures:
                  Automotive                      $     --       $  114,000
                  Medical                             17,000           --
                  Other, corporate                    23,000        382,000
                                                  ----------     ----------
                        Consolidated total        $   40,000     $  496,000
                                                  ==========     ==========

         Depreciation and amortization:
                  Automotive                      $  155,000     $  201,000
                  Medical                              2,000           --
                  Other, corporate                   142,000        200,000
                                                  ----------     ----------
                        Consolidated total        $  299,000     $  401,000
                                                  ==========     ==========

                        ACCESSITY CORP. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2003 AND 2002

17.      INCOME TAXES
         ------------

         The Company accounts for income taxes according to the provisions of Statement of Financial Accounting Standards (SFAS) 109, "Accounting for Income Taxes". Under the liability method specified by SFAS 109, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse.

         At December 31, 2003 and 2002, the Company has a net operating loss carryforward of approximately $3,600,000 and $2,000,000. At December 31, 2003 and 2002, the Company has provided a valuation allowance for the full amount of its deferred tax asset since it is more likely than not that the Company will not realize the benefit.

         At December 31, 2003, the Company's net operating loss carryforwards are scheduled to expire as follows:

                  Year ended December 31,

                           2018                         $  642,000
                           2019                            946,000
                           2021                            439,000
                           2023                          1,573,000
                                                        ----------
                                                        $3,600,000
                                                        ==========

         Income tax expense (benefit) was allocated as follows:

                                                     2003             2002
                                                 ------------     ------------
         Loss from continuing operations         $       --       $ (2,276,619)
         Income from discontinued operations             --          4,200,249
                                                 ------------     ------------
         Income tax expense                              --       $  1,923,630
                                                 ============     ============


         Income tax expense (benefit) from continuing operations was comprised of the following:

                                                    2003              2002
                                                ------------      ------------
         Current tax expense, state and local   $       --        $     23,630
                                                ------------      ------------
         Deferred benefit:
                  Federal                               --          (1,955,211)
                  State and local                       --            (345,038)
                                                ------------      ------------
                                                        --          (2,300,249)
                                                                  ------------
         Income tax (benefit)                           --        $ (2,276,619)
                                                ============      ============

                        ACCESSITY CORP. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2003 AND 2002

         A reconciliation of U.S. statutory federal income tax expense (benefit) to income tax expense (benefit) on earnings (loss) from continuing operations is as follows:

                                                          2003                        2002
                                                ------------------------     ------------------------
                                                    AMOUNT         %            AMOUNT          %
                                                -------------   --------     -------------   --------
         Expected fax (benefit) at U.S.
                  statutory rate                $  (629,575)       (34%)     $(1,273,651)     (34.0%)

         State taxes, net of federal effect            --         --               6,471        0.2

         Intraperiod allocation to adjust
                  effective tax rate                   --         --          (1,009,439)     (26.9)

         Operating losses generating no
                  current tax benefit               629,575       34.0              --         --
                                                -------------   --------     -------------   --------
         Income tax expense (benefit)           $      --         --         $(2,276,619)     (60.7%)
                                                =============   ========     =============   ========

         Deferred tax assets and liabilities consist of the following:

                                                           2003              2002
                                                       ------------      ------------
         Deferred tax assets:
                  Net operating loss carryforwards     $  1,350,000      $    750,000

                  Deferred compensation                        --              40,000
                  Other                                      10,000              --
                                                       ------------      ------------

         Income tax (benefit)                             1,360,000           790,000

         Deferred tax liability, other                         --             (20,000)
                                                       ------------      ------------

                                                          1,360,000           770,000
         Valuation allowance                             (1,360,000)         (770,000)
                                                       ------------      ------------

         Deferred tax asset                            $       --        $       --
                                                       ============      ============

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



May 20, 2004

To the Stockholders and Board of Directors
Pacific Ethanol, Inc.
Fresno, California

We have audited the consolidated balance sheet of Pacific Ethanol, Inc. (the "Company") as of December 31, 2003 and the related consolidated statements of operations, stockholders' equity and cash flows from January 30, 2003 (inception) to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Pacific Ethanol, Inc., as of December 31, 2003 and the consolidated results of its operations and its cash flows for the period from January 30, 2003 (inception) through December 31, 2003, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered losses from operations and has an accumulated deficit, that raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.



/s/ HEIN & ASSOCIATES LLP

                      PACIFIC ETHANOL, INC. AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

                                                                           December 31,        June 30,
                                                                           ------------      ------------
                                                                               2003              2004
                                                                           ------------      ------------
                                   ASSETS                                                     (unaudited)
                                   ------
Current Assets:
Cash and cash equivalents                                                  $    249,084      $    138,048
Accounts receivable                                                              24,188             8,663
Inventories                                                                       1,734             1,734
Prepaid expenses                                                                 21,677           952,943
Related party notes receivable                                                  205,035            38,651
Business acquisition costs                                                         --             202,192
Other receivables                                                               305,370           220,524
                                                                           ------------      ------------
Total current assets                                                            807,088         1,562,755

Property and Equipment, net                                                   5,664,213         6,145,714

Debt Issuance Costs, net                                                         88,333            78,333
                                                                           ------------      ------------

Total Assets                                                               $  6,559,634      $  7,786,802
                                                                           ============      ============

                    LIABILITIES AND STOCKHOLDERS' EQUITY
                    ------------------------------------

Current Liabilities:
Accounts payable                                                           $    745,978      $    849,365
Accrued payroll                                                                  13,359            17,779
Accrued interest payable                                                        152,180           293,439
Other accrued liabilities                                                       253,147            91,080
                                                                           ------------      ------------
Total liabilities                                                             1,164,664         1,251,663

Related-Party Note Payable                                                    4,027,142         4,147,410

Commitments and Contingencies (Note 8)

Stockholders' Equity:
Preferred stock, no par value; 30,000,000 shares authorized, no shares             --                --
   issued and outstanding as of December 31, 2003 and June 30, 2004
Common stock, no par value; 30,000,000 shares authorized,                     2,227,507         3,143,196
   11,733,200 and 12,252,200 shares issued and outstanding as of
   December 31, 2003 and June 30, 2004, respectively
Additional paid-in capital                                                         --           1,380,000
Due from stockholders                                                            (1,000)          (68,100)
Accumulated deficit                                                            (858,679)       (2,067,367)
                                                                           ------------      ------------
Total stockholders' equity                                                    1,367,828         2,387,729
                                                                           ------------      ------------

Total Liabilities and Stockholders' Equity                                 $  6,559,634      $  7,786,802
                                                                           ============      ============

         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

                      PACIFIC ETHANOL, INC. AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                               From January 30,
                                               2003 (inception)
                                                to December 31,      Six months ended June 30,
                                                 ------------      ------------------------------
                                                     2003              2003              2004
                                                 ------------      ------------      ------------
                                                                    (Unaudited)       (Unaudited)

Net Sales                                        $  1,016,594      $     43,541      $     16,003

Cost of Goods Sold                                    946,012            40,340            10,789
                                                 ------------      ------------      ------------

Gross Profit                                           70,582             3,201             5,214

Selling, General and Administrative Expenses          647,731           208,512           427,058
Noncash Compensation for Consulting Fees                 --                --             517,500
                                                 ------------      ------------      ------------

Operating Income                                     (577,149)         (205,311)         (939,344)

Other Income (Expense)
Other income                                            1,292              --                  51
Interest expense                                     (281,222)          (24,796)         (266,995)
                                                 ------------      ------------      ------------
Total other income (expense)                         (279,930)          (24,796)         (266,944)
                                                 ------------      ------------      ------------

Loss before Provision for Income Taxes               (857,079)         (230,107)       (1,206,288)

Provision for Income Taxes                              1,600             1,600             2,400
                                                 ------------      ------------      ------------

Net Loss                                         $   (858,679)     $   (231,707)     $ (1,208,688)
                                                 ============      ============      ============

       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

                      PACIFIC ETHANOL, INC. AND SUBSIDIARY

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
    FOR THE PERIOD FROM JANUARY 30, 2003 (INCEPTION) TO DECEMBER 31, 2003 AND
                 THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                Series A Redeemable
                                   Convertible
                                  Preferred Stock       Common Stock            Additional
                                -------------------  ------------------------     Paid-In     Due from     Accumulated
                                Shares     Amount        Shares       Amount      Capital   Stockholders     Deficit        Total
                                --------  ---------  -----------  -----------  -----------  -----------   -----------   -----------
Balance, January 30, 2003
  (inception)                       --    $    --           --    $      --    $      --    $      --     $      --     $      --

Issuance of common
  stock to the founders             --         --     10,000,000        1,000         --         (1,000)         --            --

Issuance of common stock
  for note payable                  --         --      1,000,000    1,202,682         --           --            --       1,202,682

Issuance of common stock
  to friends and family,
   net offering costs of
   $75,975                          --         --        733,200    1,023,825         --           --            --       1,023,825

Net loss                            --         --           --           --           --           --        (858,679)     (858,679)
                                --------  ---------  -----------  -----------  -----------  -----------   -----------   -----------

Balance, December 31, 2003          --         --     11,733,200    2,227,507         --         (1,000)     (858,679)    1,367,828

Issuance of common stock to
   friends and family, net
   offering costs of $7,127
   (unaudited)                      --         --         19,000       21,373         --           --            --          21,373

Warrants outstanding of 920,000
   for noncash compensation to
   nonemployee for services
   (unaudited)                      --         --           --           --      1,380,000         --            --       1,380,000

Collection of shareholder
   receivable (unaudited)           --         --           --           --           --            400          --             400

Issuance of common stock in
   working capital round, net
   offering costs of $105,684
   (unaudited)                      --         --        500,000      894,316         --        (67,500)         --         826,816

Net loss (unaudited)                --         --           --           --           --           --      (1,208,688)   (1,208,688)
                                --------  ---------  -----------  -----------  -----------  -----------   -----------   -----------
Balances, June 30, 2004             --    $    --     12,252,200  $ 3,143,196  $ 1,380,000  $   (68,100)  $(2,067,367)  $ 2,387,729
                                ========  =========  ===========  ===========  ===========  ===========   ===========   ===========

                         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

                      PACIFIC ETHANOL, INC. AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                       From January 30,
                                                       2003 (inception)
                                                        to December 31,      Six months ended June 30,
                                                         ------------      ------------------------------
                                                             2003              2003              2004
                                                         ------------      ------------      ------------
                                                                            (unaudited)       (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                               $   (858,679)     $   (231,707)     $ (1,208,688)
  Adjustments to reconcile net income to net cash
    provided by (used in) operating activities:
    Depreciation                                               46,684             9,021            39,537
    Amortization of debt issuance costs                        11,667             1,666            10,000
    Interest expense relating to amortization of debt
      discount on related party note payable                  129,824             8,567           120,268
  Non cash compensation for consulting services                  --                --             517,500
  Changes in operating assets and liabilities:
    Accounts receivable                                       (24,188)          (44,240)           15,525
    Other receivable                                         (305,370)           (3,023)          217,096
    Inventories                                                (1,734)        1,005,880              --
    Prepaid expenses                                          (21,677)             --             (68,766)
    Accounts payable                                          745,978           798,880           103,387
    Interest payable                                          152,180            15,753             4,420
    Payroll taxes payable                                      13,359              --             141,259
    Accrued liabilities                                       253,147           101,469          (162,067)
                                                         ------------      ------------      ------------
Net cash provided by (used in) operating activities           141,191           132,286          (270,529)
                                                         ------------      ------------      ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                        (610,897)          (20,984)         (521,038)
  Issuance of related party notes receivable                 (205,035)             --             (33,491)
  Payments received on related party notes receivable            --                --             199,875
  Costs associated with business acquisition                     --                --            (202,192)
                                                         ------------      ------------      ------------
  Net cash used in investing activities                      (815,932)          (20,984)         (556,846)
                                                         ------------      ------------      ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from related party note payable                       --                --                --
  Proceeds from sale of stock, net                          1,023,825              --             716,339
  Payments of debt issuance costs                            (100,000)         (100,000)             --
                                                         ------------      ------------      ------------
  Net cash provided by financing activities                   923,825          (100,000)          716,339
                                                         ------------      ------------      ------------

NET INCREASE (DECREASE) in cash and cash equivalents          249,084            11,302          (111,036)

CASH AND CASH EQUIVALENTS, beginning of period                   --                --             249,084
                                                         ------------      ------------      ------------

CASH AND CASH EQUIVALENTS, end of period                 $    249,084      $     11,302      $    138,048
                                                         ============      ============      ============

SUPPLEMENTAL INFORMATION:
  Interest paid                                          $        487      $      9,006      $        770
                                                         ============      ============      ============
  Income taxes paid                                      $      1,600      $      1,600      $      2,400
                                                         ============      ============      ============

NON-CASH FINANCING AND INVESTING ACTIVITIES:
  Purchase of grain facility with note payable           $  5,100,000      $  5,100,000      $       --
                                                         ============      ============      ============
  Issuance of stock for receivable                       $      1,000      $      1,000      $    199,750
                                                         ============      ============      ============
  Issuance of warrants for consulting services           $       --        $       --        $  1,380,000
                                                         ============      ============      ============

             THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

                      PACIFIC ETHANOL, INC. AND SUBSIDIARY

                          NOTES TO FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 2003 IS UNAUDITED)

1.       ORGANIZATION AND NATURE OF OPERATIONS:
         --------------------------------------

         Pacific Ethanol, Inc. (the "Company") was incorporated in California on January 30, 2003 to construct an ethanol production facility and manufacture and distribute ethanol fuel in California.

         On June 11, 2003, the Company and an individual formed Pacific Ag Products, LLC (Pacific Ag Products), which was organized in the State of California, as a limited liability company to market and sell the by-product (Distillers Grain) of ethanol production to dairies. The Company acquired a 90% interest in Pacific Ag Products.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
         -------------------------------------------

         LIQUIDITY AND FINANCIAL CONDITION - The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which contemplate continuation of the Company as a going concern. However, the Company is subject to the risks and uncertainties associated with a new business, has no established source of revenue and there is no guarantee that the Company can execute its plans. These matters raise substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company intends to fund its future cash needs, primarily through capital raises assisted by the reverse merger into a public shell, and through taking on additional debt (see Note 8).

         PRINCIPLES OF CONSOLIDATION - The consolidated financial statements include the accounts of the company and its subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

         STOCK-BASED COMPENSATION - Stock or other equity-based compensation for non-employees is accounted for under the fair-value method as required by SFAS No. 123 and Emerging Issues Task Force (EITF) Issue No. 96-18, ACCOUNTING FOR EQUITY INSTRUMENTS THAT ARE ISSUED TO OTHER THAN EMPLOYEES FOR ACQUIRING, OR IN CONJUNCTION WITH SELLING, GOODS OR SERVICES. Under this method, the resulting compensation is measured at the fair value of the equity instrument on the date of vesting and recognized as a charge to operations over the service period, which is usually the vesting period.

         CASH AND CASH EQUIVALENTS - For financial statement purposes, the Company considers all highly liquid investments with an original maturity of three months or less, to be cash equivalents.

         ALLOWANCE FOR DOUBTFUL ACCOUNTS - The Company maintains an allowance for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. The allowance is determined through an analysis of the aging of accounts receivable and assessments of risk that are based on historical trends and an evaluation of the impact of current and projected economic conditions. The Company evaluates the past-due status of its accounts receivable based on contractual terms of sale. If the financial condition of the Company's customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required. At June 30, 2004, management of the Company believes that all receivables are

                      PACIFIC ETHANOL, INC. AND SUBSIDIARY

                          NOTES TO FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 2003 IS UNAUDITED)

         collectible, and thus an allowance for bad debt has not been established. The Company had no bad debt expense for the period from January 30, 2003 (inception) to June 30, 2004.

         INVENTORIES - In connection with the acquisition of the grain facility in June 2003 (see note 4), the Company acquired inventory, primarily representing whole and rolled corn for a total of $770,298. During 2003, the majority of the inventory acquired was sold and the remaining balance at June 30, 2004 represents the unsold balance. Inventories are stated at the lower of cost (first-in, first-out) or market. The Company provides inventory reserves for estimated obsolescence or unmarketable inventory equal to the difference between the cost of inventory and the estimated realizable value based upon assumptions about future demand and market conditions.

         PROPERTY, PLANT AND EQUIPMENT - Property, plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the following estimated useful lives:

                Facilities                               10 - 25 years
                Equipment and vehicles                   7 years
                Office furniture, fixtures and
                equipment                                5 - 10 years

         The cost of normal maintenance and repairs is charged to operations as incurred. Material expenditures that increase the life of an asset are capitalized and depreciated over the estimated remaining useful life of the asset. The cost of fixed assets sold, or otherwise disposed of, and the related accumulated depreciation or amortization are removed from the accounts, and any resulting gains or losses are reflected in current operations.

         IMPAIRMENT OF LONG-LIVED ASSETS - In the event that facts and circumstances indicate that the cost of long-lived assets used in operations might be impaired, an evaluation of recoverability would be performed. If an evaluation were required, the estimated undiscounted cash flows estimated to be generated by those assets would be compared to their carrying amounts to determine if a write-down to market value or discounted cash flows is required.

         REVENUE RECOGNITION - During 2003, the Company sold corn from inventory acquired in the purchase of a grain facility (See inventories above), and during 2003 and for the six months ended June 30, 2004, received a handling fee from its trans-loading capabilities. Revenue from the sale of grains was recognized upon shipment to customers. Revenue from trans-loading services was recognized when unloading the rail cars, thus indicating that the service was completed.

         INCOME TAXES - Income taxes are accounted for under Statement of Financial Accounting Standards ("SFAS") No. 109, Accounting for Income Taxes. Under SFAS No. 109, deferred tax assets and liabilities are determined based on differences between financial reporting and tax basis of assets and liabilities, and are measured using enacted tax rates and laws that are expected to be in effect when the differences reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

                      PACIFIC ETHANOL, INC. AND SUBSIDIARY

                          NOTES TO FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 2003 IS UNAUDITED)

         USE OF ESTIMATES - The preparation of the Company's consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

         FAIR VALUE OF FINANCIAL INSTRUMENTS - The estimated fair values for financial instruments are determined at discrete points in time based on relevant market information. These estimates involve uncertainties and cannot be determined with precision.

         The following methods and assumptions were used in estimating the indicated fair values of the Company's financial instruments:

               Cash and cash equivalents, accounts receivable, notes receivable, accounts payable and other short term liabilities: The carrying amounts approximate fair value because of the short maturity of those instruments.

               Debt: The fair value of the Company's debt is estimated based on current rates offered to the Company for similar debt and approximates carrying value.

         CONCENTRATIONS OF CREDIT RISK - Credit risk represents the accounting loss that would be recognized at the reporting date if counterparties failed completely to perform as contracted. Concentrations of credit risk (whether on or off balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions described below.

         Financial instruments that subject the Company to credit risk consist of cash balances maintained in excess of federal depository insurance limits and accounts receivable, which have no collateral or security. The accounts maintained by the Company at the financial institution are insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000. At December 31, 2003, the uninsured balance was $65,446 and at June 30, 2004, the uninsured balance was $35,387. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

         During 2003, the Company sold corn from inventory acquired in the purchase of a grain facility, and in 2003 and 2004, received a handling fee from its trans-loading capabilities. The Company's three largest customers accounted for 96% of net sales from January 30, 2003 (inception) to December 31, 2003 and 92% and 93% for the six months ended June 30, 2003 and 2004, respectively. The Company also had receivables of approximately $22,479 and $7,520 from these three customers, representing 93% and 87% of total accounts receivable as of December 31, 2003 and June 30, 2004, respectively. The Company does not require collateral of its customers and as of December 31, 2003 and June 30, 2004, has not incurred significant credit losses.

         INTERIM FINANCIAL INFORMATION -The June 30, 2003 and 2004 financial statements have been prepared by the Company without audit. In the opinion of management, the accompanying unaudited financial statements contain all adjustments (consisting of only normal recurring accruals) necessary for a fair presentation of the Company's financial position as of June 30, 2004 and the results of their operations and cash flows for six month periods ended June 30, 2003 and

                      PACIFIC ETHANOL, INC. AND SUBSIDIARY

                          NOTES TO FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 2003 IS UNAUDITED)

         2004. The results of operations for the six month periods ended June 30, 2003 and 2004 are not necessarily indicative of those that will be obtained for the entire fiscal year.

3.       RELATED PARTY NOTES RECEIVABLE:
         -------------------------------

         On November 5, 2003, the Company issued a short-term note in the amount of $200,000 to Kinergy Marketing, LLC, which is owned by an officer and director of the Company. The short-term note is due and payable January 4, 2004, with interest at a rate of 5% per annum. As of December 31, 2003, interest income relating to this note was not significant. Payment of the principal and all accrued interest was received in January 2004.

         On November 10, 2003, the Company issued a short-term note in the amount of $5,000 to Doug Dickson, an individual who holds a minority interest in the Pacific Ag Products. The short-term note is due and payable November 9, 2004, with interest at a rate of 5% per annum. As of December 31, 2003 and June 30, 2004, interest income relating to this note was not significant.

         On June 30, 2004, the Company invoiced Kinergy Marketing, LLC $33,491, which represented their portion of accounting fees paid by the Company. Kinergy Marketing, LLC is owned by an officer of the Company. Reimbursement was received in August 2004.

4.       PROPERTY AND EQUIPMENT:
         -----------------------

         In June 2003, the Company acquired a grain facility in Madera, California for approximately $5,100,000 from bankruptcy proceedings of Coast Grain Company. The Company intends to construct an ethanol plant at the grain facility. In July 2003, the Company entered into a design-build contract with WM Lyles Co, a subsidiary of Lyles Diversified, Inc., for the design and construction of the ethanol plant, which will be billed at its standard time and material rates. Lyles Construction Group will discount its normal construction management fee by 5% from its standard rates. The Company's cost for the construction of the facility has been estimated to be approximately $50,000,000. In addition, should the Company build a second ethanol plant WM Lyles, Co will be engaged for the design and construction of the facility. (See Note 5)

         In July 2004, the Company received from W. M. Lyles Co. a turnkey bid for a total construction price of $45,600,000 which is guaranteed until November 1, 2004.

         As of December 31, 2003 and June 30, 2004, the Company had incurred costs of $558,748 and $1,093,361 under the design-build contract planning phase, which has been included in construction in progress at December 31, 2003 and June 30, 2004, respectively. Included in this amount is a total of $229,078 and $389,061 related to the construction management fee of W. M. Lyles Co, of which $217,066 and $171,995 had not been paid at December 31, 2003 and June 30, 2004, respectively.

                      PACIFIC ETHANOL, INC. AND SUBSIDIARY

                          NOTES TO FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 2003 IS UNAUDITED)

         Property and equipment consist of the following:

                                                         December 31,        June 30,
                                                             2003              2004
                                                         ------------      ------------
            Land                                         $    515,298      $    515,298
            Facilities                                      4,234,703         4,234,703
            Equipment and vehicles                            350,000           350,000
            Office furniture, fixtures and equipment           32,737            38,199
                                                         ------------      ------------
                                                            5,132,738         5,138,200
            Accumulated depreciation                          (46,684)          (85,847)
                                                         ------------      ------------
                                                            5,086,054         5,052,353
            Construction in progress                          578,159         1,093,361
                                                         ------------      ------------
                                                         $  5,664,213      $  6,145,714
                                                         ============      ============

         As of December 31, 2003 and June 30, 2004, property and equipment totaling $3,897,328 had not been placed in service. Depreciation expense was $46,684 from January 30, 2003 (inception) to December 31, 2003. There was no depreciation expense for the six months ended June 30, 2003 and depreciation expense was $39,537 for the six months ended June 30, 2004.

5.       RELATED PARTY NOTE PAYABLE:
         ---------------------------

         In connection with the acquisition of the grain facility, in March 2003, the Company issued a convertible promissory note in the amount of $5,100,000 to Lyles Diversified, Inc. ("LDI"). The loan bears interest at a fixed rate of 5% through June 19, 2004, at which time it converted to a variable rate based on the Wall Street Journal Prime Rate plus 2%. The first payment, consisting of interest only, was due June 19, 2004, after which interest is due and payable monthly. Principal payments are due annually in three equal installments beginning June 20, 2006 and ending June 20, 2008. Should the construction costs of the ethanol plant cost less than $42,600,000, the Company must prepay principal owing under the term equal to the difference between the actual construction cost and $42,600,000. In addition, should the Company obtain construction funding for a second ethanol plant, all principal and accrued interest outstanding at the time becomes due. The note is collateralized by a first deed of trust on the grain facility and a personal guarantee for up to a maximum of $1,000,000 by an individual shareholder. LDI has the option to convert up to $1,500,000 of the debt into the Company's common stock at a purchase price of $1.50 per share. (See Note 11)

         As part of the note, W. M. Lyles Co, a subsidiary of LDI, shall supply construction services to the Company for the construction of the ethanol plant. (See Note 4)

         In partial consideration for the above loan, the Company issued 1,000,000 common shares of the Company's stock to LDI. The fair value of the common stock on the date of issuance, $1,202,682, was recorded as a debt discount and is being amortized over the life of the loan and recorded as interest expense. As of December 31, 2003 and June 30, 2004, the unamortized debt discount was $1,072,858 and $954,237, respectively. The Company also incurred fees to obtain the loan in the amount of $100,000, which is also being expensed over the life of the loan. These fees were paid to Cagan McAfee Capital Partners, ("Cagan McAfee") a founding shareholder of the Company, which is owned by an officer and shareholder of the Company.

                      PACIFIC ETHANOL, INC. AND SUBSIDIARY

                          NOTES TO FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 2003 IS UNAUDITED)

         The aggregate maturities of the note at December 31, 2003 are as follows:



               2004                                                $       --
               2005                                                        --
               2006                                                   1,700,000
               2007                                                   1,700,000
               2008                                                   1,700,000
                                                                   ------------
                                                                      5,100,000
               Less: Unamortized original issuance discount          (1,072,858)
                                                                   ------------
                                                                   $  4,027,142
                                                                   ============
6.       REDEEMABLE CONVERTIBLE PREFERRED STOCK:
         ---------------------------------------

         The Company has 30,000,000 shares of no par preferred stock authorized. The holders of the Series A 8% Cumulative Convertible Redeemable Preferred Stock will (i) have equal ratable rights to dividends from funds legally available therefore at the rate of 8% per annum payable in cash or "Paid-in-Kind" stock, accrued from the closing of this Offering, per Share, cumulative, payable pro rata; (ii) be entitled to preference in all of the assets of the Company available for distribution to holders of Preferred Stock upon liquidation, dissolution, or winding up of the affairs of the Company; and (iii) have rights to convert, at the Company's option, at any time after December 31, 2005, Preferred Stock into fully-paid and non-assessable Common Stock at the ratio of one (1) share of Common Stock for every one (1) share of Series A Cumulative Convertible Redeemable Preferred Stock (shares of Common Stock are reserved for any such conversion).

         No dividends accrue on the Shares until after the closing of the Series A Cumulative Convertible Redeemable Preferred. Thereafter, dividends accrue, whether or not earned or declared, and become payable commencing January 15, 2005 and on each January 15 thereafter; provided that such dividends shall only be paid upon a determination by the Board of Directors of the Company that funds are legally available therefore and that payment is in the best interests of the Company. The Shares are non-participating with regard to dividends, if any, which may be declared and paid to the holders of any other classes of the Company's stock. As of June 30, 2004, the Board of Directors had not declared any dividends.

         No Preferred Shares have been issued, but any Preferred Shares issued may at the sole and exclusive option of Management be redeemed at any time, and from time to time, during the four (4) years following the issuance thereof, for a price per Share of the original Offering price thereof of Six Dollars and Fifty Cents ($6.50) per Share plus Ten Percent (10%) per annum. Any redemption shall be applied ratably among all Shares outstanding at the time of redemption.

         In the event of any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, holders of the Series A Preferred Stock shall be entitled to receive a distribution of

                      PACIFIC ETHANOL, INC. AND SUBSIDIARY

                          NOTES TO FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 2003 IS UNAUDITED)

         $6.50 per Share out of assets of the Company, prior to any distribution of assets with respect to any other Shares of capital stock of the Company as a result of such liquidation, distribution, or winding up of the Company. If, in the case of any such liquidation, dissolution, or winding up of the Company, the assets of the Company or proceeds thereof shall be insufficient to make the full liquidation payment of $6.50 per Share, then such assets and proceeds shall be distributed ratably among the holders of the Series A Cumulative Convertible Redeemable Preferred Stock. A consolidation or merger of the Company with or into one or more corporations, or a sale of all or substantially all of the assets of the Company in consideration for the issuance of equity securities of another corporation shall be deemed to be a liquidation, dissolution, or winding up of the Company.

7.       COMMON STOCK:
         -------------

         In February 2003, the Company issued 10,000,000 shares of common stock to the founders of the company a $0.0001 per share.

         From August through December 2003, the Company sold 733,200 shares of common stock to friends and family of the Company's management at $1.50 per share for net proceeds of $1,023,825. In connection with the sale of these shares, the Company paid offering costs of $75,975, including a finder's fee of $21,250 to Cagan McAfee. As payment of commissions earned in connection with the sale of these shares, the Company issued 41,587 warrants to purchase common stock at an exercise price of $1.50 per share and an expiration date nine years from the date of issuance. Of the total warrants issued, 14,167 were issued to Cagan McAfee.

         From January 2004 through February 2004, the Company sold an additional 19,000 shares of common stock to friends and family of the Company's management at $1.50 per share for net proceeds of $21,373. In connection with the sale of these shares, the Company paid offering costs of $7,127, including a finder's fee of $2,850 to Prima Capital Group, Inc. As payment of commissions earned in connection with the sale of these shares, the Company authorized 1,900 warrants to purchase common stock at an exercise price of $1.50 per share and an expiration date nine years from the date of issuance.

         From April 2004 through June 2004, the Company sold 500,000 shares of common stock in a second working capital round at $2.00 per share for net proceeds of $894,316 as of June 30, 2004, (of this amount, $132,250 is reflected in other receivables and $67,500 is included in subscriptions receivable in the equity section). In connection with the sale of these shares, the Company paid offering costs of $105,684, including a finder's fee of $100,000 to Cagan McAfee. As payment of commissions earned in connection with the sale of these shares, the Company issued 50,000 warrants to purchase common stock at an exercise price of $2.00 per share and an expiration date nine years from the date of issuance. All of the warrants issued, were issued to Cagan McAfee.

         STOCK OPTIONS - On December 10, 2003, the Company authorized the issuance of stock options to a certain individual in management to acquire 25,000 shares of the Company's common stock at an exercise price of $0.01 per share. In February 2004, the Board approved the options, which are contingent upon the Company's success in closing escrow on the stock-for-stock Share Exchange Agreement with Accessity Corp.

                      PACIFIC ETHANOL, INC. AND SUBSIDIARY

                          NOTES TO FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 2003 IS UNAUDITED)

8.       COMMITMENTS AND CONTINGENCIES:
         ------------------------------

         OPERATING LEASES - The Company leases office space in Fresno, California on a month-to-month basis at $1,956 per month. Rent expense was $5,600 for the period from January 30, 2003 (inception) to December 31, 2003, and $3,600 and $11,780 for the six months ended June 30, 2003 and 2004, respectively.

         SETTLEMENT OF CORN CONTRACTS - In July and August 2003, the Company, through its subsidiary entered into contracts to sell corn to two customers at fixed rates. At the same time, the Company entered into contracts to purchase corn from a vendor at fixed rates. These purchase and sale contracts contained shipping periods ranging from October 2003 to September 2004. In the fourth quarter of 2003, the Company cancelled the contracts and settled them based on the net settlement provisions standard in the grain industry. At December 31, 2003 the Company has recorded a receivable related to the settlement of the corn contracts in the amount of $274,259, which is reflected in other receivables in the consolidated balance sheet. There were no receivables at June 30, 2004. In addition, the Company has recorded a payable at December 31, 2003 and June 30, 2004 related to the settlement of the corn contract in the amount of $204,811 and $91,080, respectively, which is reflected in accrued liabilities in the consolidated balance sheets.

         A party to one of the sales agreements did not perform according to the net settlement provisions standard in the grain industry and thus continued to engage in contracts without the consent or approval of the Company. The Company has attempted to settle with the entity with no success. It is likely this will go to litigation. The total amount owed to the party is $26,408, which is included in the settlement payable. However, the party has indicated they are seeking in excess of $100,000.

         ADVISORY FEE - The Company entered into an agreement with Cagan McAfee to help raise funding for an ethanol production facility. After raising a minimum of $15,000,000 the Company will pay Cagan McAfee a fee, through that date, equal to $10,000 per month starting from April 15, 2003. Once the $15,000,000 has been raised they are to receive payments of $20,000 per month for a minimum of 12 months.

         In a separate agreement, certain founders have agreed to sell 500,000 of their own shares to Cagan McAfee, at founder share pricing, if funding is secured by the end of 2004. If Cagan McAfee is unsuccessful, then 400,000 of those shares will be made available for purchase to the owner of Kinergy Marketing, LLC, who is also an officer of the Company, at a purchase price of $400.

         CASUALTY LOSS - In January 2004, canola stored in one of the silos at the Madera facility caught on fire. The facility is fully insured with $10 million of general liability. The canola belonged to a third party who was also insured. The insurance company paid $250,000 to date and is estimating an additional $1,400,000 of payments to the Company for the reconstruction of the facility. (See Note 11)

         ACQUISITIONS - On October 1, 2003 a letter of intent was entered into by the Company and Kinergy Marketing, LLC, for the acquisition of Kinergy Marketing by the Company. Under the proposed acquisition terms, the Company shall acquire all of the outstanding membership interests in Kinergy in exchange for the issuance of two million five hundred thousand (2,500,000) shares of

                      PACIFIC ETHANOL, INC. AND SUBSIDIARY

                          NOTES TO FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 2003 IS UNAUDITED)

         common stock in the Company to members of Kinergy. In May 2004, this agreement was cancelled when the Company entered into a new Share Exchange Agreement.

         On October 1, 2003 a letter of intent was entered into by the Company and ReEnergy, LLC, ("ReEnergy") for the acquisition of ReEnergy by the Company. Under the proposed acquisition terms, the Company shall acquire all of the outstanding membership interests in ReEnergy in exchange for the issuance of five hundred thousand (500,000) shares of common stock in the Company to members of ReEnergy. In conjunction with the acquisition of Re-Energy and the satisfactory negotiation of consulting or employment agreements, the Company has agreed to issue to several individuals, an aggregate sum of 1,000,000 stock options to purchase shares of the Company's common stock at $0.02 per share, vested on the first day of ethanol production, and exercisable for ten years from the date of acquisition In May 2004, this agreement was cancelled when the Company entered into a new Share Exchange Agreement.

         On May 14, 2004, the Company entered into a stock-for-stock Share Exchange Agreement with Accessity Corp. (ACTY), Kinergy Marketing, LLC and ReEnergy, LLC. Upon consummation of the Agreement, each of the acquired companies will become wholly-owned subsidiaries of ACTY and ACTY will re-incorporate in the State of Delaware and change its name to Pacific Ethanol, Inc. ACTY will issue approximately 18.8 million shares to acquire all the companies in this transaction. It is contemplated that the Combined Company will have approximately 22 million shares of common stock outstanding, on a fully-diluted basis, should all options and warrants be exercised following consummation of the share exchange transaction. The Agreement is subject to satisfaction of due diligence investigations by all of the parties, approval by a majority of ACTY's shareholders and certain other additional conditions to closing including completion of audits of Pacific Ethanol, Kinergy Marketing, LLC and Re-Energy LLC. As a further condition to the completion of the acquisitions, the current management of ACTY will resign and the current management of the Company will assume management of the combined companies.

         FINANCING - On January 22, 2004, the Company signed an acceptance letter with CoBank for a proposed $20,000,000 term loan and $5,000,000 revolver. The terms for financing are conditional upon the Company receiving $24,000,000 in equity offering. The Term Loan will bear interest at the "prime rate" plus 1% and will require monthly interest only payment through November 20, 2005, with quarterly principal payments of $700,000 due thereafter and a final payment of all remaining principal due on August 20, 2012. The Revolver will bear interest at the "prime rate" plus 1%, and will require monthly interest only payments until six months following repayment of the Term Loan, with semi-annual payments of $1,250,000 thereafter via a reduction in the total commitment amount. Such semi-annual payments are to begin no later than March 1, 2013 with the final payment due no later than September 1, 2014. The terms of this agreement were based on a closing date of June 30, 2004. The Company was not able to meet certain terms of the acceptance letter and is currently negotiating with CoBank to extend and revise certain terms.

         NON-CASH COMPENSATION - On February 12, 2004, the Company entered into a consulting agreement with an unrelated party to represent the Company in investors' communications and public relations with existing shareholders, brokers, dealers and other investment professionals as to the Company's current and proposed activities. As compensation for such services, the Company issued warrants to the consultant to purchase 920,000 shares of the Company's common stock. These warrants vested upon the effective date of the agreement. Based on the

                      PACIFIC ETHANOL, INC. AND SUBSIDIARY

                          NOTES TO FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 2003 IS UNAUDITED)

         fair value of these warrants on the date of issuance, prepaid consulting fees were recorded in the amount of $1,380,000. The Company recorded non-cash expense of $517,500 for consulting services during the six months ended June 30, 2004. Contingent upon completing a merger, acquisition or share exchange with a public company by February 12, 2005, the Company will issue warrants to purchase up to 230,000 additional shares of common stock that will vest over a period of two years. (See Note 11)

9.       INCOME TAXES:
         -------------

         For the year ended December 31, 2003, the provision for income taxes differs from that computed by applying federal statutory rates to income (loss) before income taxes, as follows:

            Provision (benefit) computed at the statutory rate     $(299,978)
            Increase (reduction) resulting from:
             Valuation allowance                                     300,538
             State taxes, net of federal benefit                       1,040
                                                                   ---------
             Income tax expense                                    $   1,600
                                                                   =========

         Deferred income taxes reflect the net tax effects of temporary differences between carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Components of the Company's deferred tax assets (liabilities) at December 31, 2003 are as follows:

            Long-term deferred tax assets (liabilities)
               Net operating loss carryforward                    $ 356,569
               Depreciation                                         (10,519)
                                                                  ---------

                Net deferred non-current deferred liabilities       346,050
                Valuation allowance                                (346,050)
                                                                  ---------

                Net deferred current tax assets (liabilities)     $    --
                                                                  =========

         As of December 31, 2003, the Company had federal and California net operating loss carry forwards of approximately $893,000 and $502,000, respectively, available to reduce future taxable income, which expire beginning in the years 2024 for federal and in 2014 for state purposes. Under Section 382 of the Internal Revenue Code, the utilization of the net operating loss carry forwards can be limited based on changes in the percentage of ownership of the Company.

10.      RELATED PARTY TRANSACTIONS:
         ---------------------------

         The Company entered into a consulting contract with a shareholder of the Company for consulting services related to the development of the ethanol plant at $6,000 per month. The Company paid a total of $54,000 and $21,000 and $36,000 for the year ended December 31, 2003 and six months ended June 30, 2003 and 2004, respectively.

                      PACIFIC ETHANOL, INC. AND SUBSIDIARY

                          NOTES TO FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 2003 IS UNAUDITED)

         The Company entered into a consulting agreement for $3,000 per month with a company owned by a member of ReEnergy, LLC for consulting services related to environmental regulations and permitting. The Company paid a total of $22,542 for the six months ended June 30, 2004.

         In 2003, the Company sold various cattle feed products totaling $109,698, at market rates, to a business owned by a shareholder. (Of this amount, $5,278 was sold to the shareholder's business during the six months ended June 30, 2003.) There were no such sales made during the six months ended June 30, 2004.

         The Company reimbursed a stockholder for expenses paid on behalf of the Company. The total amount reimbursed from January 30, 2003 (inception) to December 31, 2003 was $200,000. There were no such expenses paid during the six months ended June 30, 2004.

         On October 27, 2003, certain founders of the Company entered into an agreement with an unrelated third party to sell 1,500,000 shares of the Company's common stock that they were personally holding at $1.50 per share for total proceeds of $2,250,000. In addition, under the terms of the agreement, the founders involved in the transaction agreed to vote a certain number of their existing shares in favor of the entity's principal be elected to the Board of Directors of the Company.

11.      SUBSEQUENT EVENTS (UNAUDITED):
         ------------------------------

         On July 21, 2004, the Company received another insurance payment in the amount of $675,000, net of commissions, for Silo Fire damages sustained at the Madera grain plant in January 2004. (See Note 8)

         The Share Exchange Agreement was revised to extend the termination date to January 7, 2005.

         On July 31, 2004 and September 24, 2004, LDI converted $150,000 and $90,000 of debt into 100,000 and 60,000 shares of common stock at a purchase price of $1.50 per share. (See Note 5)

         On September 29, 2004, the consulting company exercised 920,000 shares of the Company's common stock at an exercise price of $92. (See Note 8)

         Certain shareholders of the Company are selling 250,000 shares of their own stock to the Chief Executive Officer of ACTY if he ensures the deal is closed by the end of the year. This sale would then take place prior to the share exchange.

         A certain shareholder is selling 400,000 of his personal shares to the individual members of ReEnergy contingent upon the transaction with ACTY closing, to compensate them for allowing the Company to change the allocation of shares.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



June 11, 2004



To the Member
Kinergy Marketing, LLC
Davis, California

We have audited the balance sheets of Kinergy Marketing, LLC (the "Company") as of December 31, 2002 and 2003, and the related statements of income and member's equity (deficit) and cash flows for each of the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects , the financial position of Kinergy Marketing, LLC as of December 31, 2002 and 2003, and the results of its operations and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.



/S/ HEIN & ASSOCIATES LLP

                             KINERGY MARKETING, LLC.

                                 BALANCE SHEETS

                                                                 December 31,             June 30,
                                                          --------------------------     ----------
                                                             2002            2003           2004
                                                          ----------      ----------     ----------
                                                                                         (unaudited)
                                     ASSETS
                                     ------
CURRENT ASSETS:
  Cash and cash equivalents                               $  231,682      $     --       $  499,597
  Accounts receivable                                        411,854       2,583,287      1,485,016
  Inventories, net                                           119,126         474,388      1,069,680
  Prepaid sales tax                                             --              --            5,880
  Business acquisition costs                                    --              --           33,491
                                                          ----------      ----------     ----------

    Total current assets                                     762,662       3,057,675      3,093,664

PROPERTY, PLANT AND EQUIPMENT, net                             3,017           2,124          2,124
                                                          ----------      ----------     ----------

TOTAL ASSETS                                              $  765,679      $3,059,799     $3,095,788
                                                          ==========      ==========     ==========

                    LIABILITIES AND MEMBER'S EQUITY (DEFICIT)
                    -----------------------------------------

CURRENT LIABILITIES:
  Bank overdraft                                          $     --        $   59,668     $     --
  Accounts payable                                           781,421       1,710,879      1,228,539
  Payable to related party                                      --           200,000         33,491
                                                          ----------      ----------     ----------

    Total liabilities                                        781,421       1,970,547      1,262,030

COMMITMENTS AND CONTINGENCIES
(Notes 4 and 6)                                                 --              --             --

MEMBER'S EQUITY (DEFICIT):                                   (15,742)      1,089,252      1,833,758
                                                          ----------      ----------     ----------

TOTAL LIABILITIES AND MEMBER'S EQUITY (DEFICIT)           $  765,679      $3,059,799     $3,095,788
                                                          ==========      ==========     ==========




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                             KINERGY MARKETING, LLC.

               STATEMENTS OF INCOME AND MEMBER'S EQUITY (DEFICIT)

                                                      For the years ended              For the six months ended
                                                          December 31,                          June 30,
                                                 ------------------------------      ------------------------------
                                                     2002              2003              2003              2004
                                                 ------------      ------------      ------------      ------------
                                                                                     (unaudited)       (unaudited)
NET SALES                                        $ 15,280,424      $ 35,539,636      $ 12,598,558      $ 37,826,785

COST OF GOODS SOLD                                 14,945,170        33,982,527        12,052,177        36,260,785
                                                 ------------      ------------      ------------      ------------

GROSS PROFIT                                          335,254         1,557,109           546,381         1,566,000


SELLING, GENERAL AND ADMINISTRATIVE EXPENSES           93,725           169,582            74,767            88,954
                                                 ------------      ------------      ------------      ------------

OPERATING INCOME                                      241,529         1,387,527           471,614         1,477,046

OTHER INCOME (EXPENSE):

  Interest income (expense)                             4,815               267               220            (2,131)
  Other income (expense)                               (1,550)          (10,800)             --                --
                                                 ------------      ------------      ------------      ------------
          Total other income (expense)                  3,265           (10,533)              220            (2,131)
                                                 ------------      ------------      ------------      ------------

NET INCOME                                            244,794         1,376,994           471,834         1,474,915

MEMBER'S EQUITY (DEFICIT),                            199,464           (15,742)          (15,742)        1,089,253
   beginning of period

MEMBER'S DISTRIBUTIONS                               (460,000)         (272,000)         (152,000)         (730,410)
                                                 ------------      ------------      ------------      ------------

MEMBER'S EQUITY (DEFICIT), end of period         $    (15,742)     $  1,089,252      $    304,092      $  1,833,758
                                                 ============      ============      ============      ============



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                             KINERGY MARKETING, LLC.

                            STATEMENTS OF CASH FLOWS

                                                              For the years ended               For the six months ended
                                                                  December 31,                          June 30,
                                                         ------------------------------      ------------------------------
                                                             2002              2003              2003              2004
                                                         ------------      ------------      ------------      ------------
                                                                                              (unaudited)       (unaudited)
Cash Flows From Operating Activities:
  Net income                                             $    244,794      $  1,376,994      $    471,834      $  1,474,915

  Adjustments to reconcile net income to
    net cash provided by (used in) operating
    activities:
  Depreciation                                                    627               893              --                --
  Changes in operating assets
    and liabilities:
      Accounts receivable                                      17,531        (2,171,433)         (193,836)        1,098,271
      Inventories                                             (60,411)         (355,262)          (15,866)         (595,291)
      Prepaid sales tax                                          --                --                --              (5,880)
      Bank overdraft                                             --              59,668              --             (59,668)
      Accounts payable                                       (190,605)          929,458          (126,436)         (482,340)
                                                         ------------      ------------      ------------      ------------

Net cash provided by (used in)
  operating activities                                         11,936          (159,682)          135,696         1,430,007
                                                         ------------      ------------      ------------      ------------

Cash Flows From Investing Activities:
  Purchases of property and equipment                          (2,204)             --                --                --
                                                         ------------      ------------      ------------      ------------

Net cash (used in) investing activities                        (2,204)             --                --                --
                                                         ------------      ------------      ------------      ------------

Cash Flows From Financing Activities:
  Proceeds from related party note payable                       --             200,000              --                --
  Payments on related party note payable                         --                --                --            (200,000)
  Distributions to member                                    (460,000)         (272,000)         (152,000)         (730,410)
                                                         ------------      ------------      ------------      ------------

Net cash (used in) financing activities                      (460,000)          (72,000)         (152,000)         (930,410)
                                                         ------------      ------------      ------------      ------------

Net Increase (Decrease) in Cash and Cash Equivalents         (450,268)         (231,682)          (16,304)          499,597

Cash and Cash Equivalents,
  beginning of period                                         681,950           231,682           231,682              --
                                                         ------------      ------------      ------------      ------------

Cash and Cash Equivalents, end of period                 $    231,682      $       --        $    215,378      $    499,597
                                                         ============      ============      ============      ============

Supplemental Information:
  Interest paid                                          $       --        $       --        $       --        $      2,164
                                                         ============      ============      ============      ============
  Income taxes paid                                      $      2,400      $        800      $        800      $        800
                                                         ============      ============      ============      ============

Non-Cash Investing Activity
Busniness acquisition costs included in
   related party payable                                 $       --        $       --        $       --        $     33,491
                                                         ============      ============      ============      ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                             KINERGY MARKETING, LLC

                          NOTES TO FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 2003 IS UNAUDITED)

1.       ORGANIZATION AND NATURE OF OPERATIONS:
         --------------------------------------

         Kinergy Marketing, LLC, (the "Company") was incorporated as a limited liability company on September 13, 2000, under the laws of the state of Oregon, to acquire and distribute ethanol fuel in California, Nevada, Arizona and Oregon. The Company is located in Davis, California.


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
         -------------------------------------------

         CASH AND CASH EQUIVALENTS - For financial statement purposes, the Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

         ALLOWANCE FOR DOUBTFUL ACCOUNTS - The Company maintains an allowance for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. The allowance is determined through an analysis of the aging of accounts receivable and assessments of risk that are based on historical trends and an evaluation of the impact of current and projected economic conditions. The Company evaluates the past-due status of its accounts receivable based on contractual terms of sale. If the financial condition of the Company's customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required. At December 31, 2002 and 2003, and June 30, 2003 and 2004, management of the Company believes that all receivables are collectible, and thus an allowance for bad debt has not been established. The Company had no bad debt expense for the years ended December 31, 2002 and 2003 and for the six months ended June 30, 2003 and 2004.

         INVENTORY - Inventory consists of bulk ethanol fuel and is valued at the lower of cost or market; cost being determined on a first-in first-out basis. Shipping and handling costs are classified as a component of cost of goods sold in the accompanying statements of income and member's equity.

         PROPERTY, PLANT AND EQUIPMENT - Property and equipment is recorded at cost. Depreciation of property and equipment is computed using the straight-line method over the estimated useful lives from 3 to 5 years. The cost of normal maintenance and repairs is charged to operations as incurred. Material expenditures that increase the life of an asset are capitalized and depreciated over the estimated remaining useful life of the asset. The cost of fixed assets sold, or otherwise disposed of, and the related accumulated depreciation or amortization are removed from the accounts, and any resulting gains or losses are reflected in current operations.

         IMPAIRMENT OF LONG-LIVED ASSETS - In the event that facts and circumstances indicate that the cost of long-lived assets used in operations might be impaired, an evaluation of recoverability would be performed. If an evaluation were required, the estimated undiscounted cash flows estimated to be generated by those assets would be compared to their carrying amounts to determine if a write-down to market value or discounted cash flows is required.

         REVENUE RECOGNITION - The Company recognizes revenue upon delivery of ethanol to the customers designated ethanol tank. Shipments are made to customers both directly from suppliers and from the Company's inventory. Shipment modes are by truck or rail. Ethanol that is shipped by rail originates primarily in the Midwest and takes from 10 to 14 days from shipment

                             KINERGY MARKETING, LLC

                          NOTES TO FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 2003 IS UNAUDITED)

         to be delivered to the customer or to one of four terminals in California and Oregon. Trucks are for local deliveries and are delivered the same day as shipment.

         INCOME TAXES - As a limited liability company, the Company is generally not subject to federal and state income taxes directly. Rather, each member is subject to federal and state income taxes based on its share of the Company's income or loss.

         USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

         FAIR VALUE OF FINANCIAL INSTRUMENTS - The estimated fair values for financial instruments are determined at discrete points in time based on relevant market information. These estimates involve uncertainties and cannot be determined with precision.

         The following methods and assumptions were used in estimating the indicated fair values of the Company's financial instruments:

                  Cash and cash equivalents, accounts receivable and accounts payable: The carrying amounts approximate fair value because of the short maturity of those instruments.

                  Debt: The fair value of the Company's debt is estimated based on current rates offered to the Company for similar debt and approximates carrying value.

         CONCENTRATION OF CREDIT RISK - Credit risk represents the accounting loss that would be recognized at the reporting date if counterparties failed completely to perform as contracted. Concentrations of credit risk (whether on or off balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions described below.

         Financial instruments that potentially subject the Company to concentrations of credit risk consist of accounts receivable, which have no collateral or security. The Company sells ethanol fuel on account to select companies located in California, Nevada, Arizona and Oregon. The Company performs periodic credit evaluations of its ongoing customers and generally does not require collateral. Credit losses have traditionally been minimal and such losses have been within management's expectations. The Company's five largest individual customers accounted for 84% and 67% of net sales in 2002 and 2003, respectively, and 80% and 60% for the six months ended June 30, 2003 and 2004, respectively. The Company had receivables of approximately $338,256 and $1,721,990 and $494,663 and $808,823, from these five customers, representing 82% and 67% and 82% and 58% of total accounts receivable as of December 31, 2002 and 2003 and as of June 30, 2003 and 2004, respectively.

         RISKS AND UNCERTAINTIES - The Company purchases ethanol fuel from companies located primarily in Midwest. The Company's three largest individual vendors accounted for 97% and 86% and 91% and 71% of net purchases in 2002 and 2003, and for the six months ended June 30, 2003 and 2004, respectively.

                             KINERGY MARKETING, LLC

                          NOTES TO FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 2003 IS UNAUDITED)

         LIMITATION ON LIABILITY - Members are generally not liable for the debts, obligations or liabilities of the Company.

         INTERIM FINANCIAL INFORMATION - The June 30, 2003 and 2004 financial statements have been prepared by the Company without audit. In the opinion of management, the accompanying unaudited financial statements contain all adjustments (consisting of only normal recurring accruals) necessary for a fair presentation of the Company's financial position as of June 30, 2004 and the results of their operations and cash flows for the six month periods ended June 30, 2003 and 2004. The results of operations for the six month periods ended June 30, 2003 and 2004 are not necessarily indicative of those that will be obtained for the entire fiscal year.

3.       RELATED PARTY NOTE PAYABLE:
         ---------------------------

         On November 5, 2003, the Company entered into agreement with Pacific Ethanol, Inc. ("PEI") for an unsecured note payable in the amount of $200,000, which bears an annual interest of 5%. The note and related accrued interest is due in one payment on January 4, 2004. On January 23, 2004, the Company paid the principal balance plus accrued interest on the note payable to related party. The sole member of the Company is an officer on the Board of PEI. See Note 5.

4.       COMMITMENTS AND CONTINGENCIES:
         ------------------------------

         OPEN LETTERS-OF-CREDIT - On June 3, 2002, as amended on September 30, 2003, the Company was issued an Irrevocable Standby Letter of Credit by Bank of Portland, for any sum not to exceed a total of $200,000. The designated beneficiary is Archer Daniels Midland Co., a vendor of the Company, and the letter is valid through March 31, 2004.

         On December 4, 2002, as amended on September 30, 2003, the Company was issued an Irrevocable Standby Letters of Credit by Bank of Portland, for any sum not to exceed a total of $200,000. The designated beneficiary is Chief Ethanol Fuels, Inc., a vendor of the Company, and the letter is valid through March 31, 2004.

         At December 31, 2002 and 2003, and June 30, 2003 and 2004, there was no debt outstanding related to the letters.

         LINE OF CREDIT - On March 22, 2004, the Company entered into a $2,000,000 revolving line of credit with Washington Mutual Bank, FA which expires June 1, 2005. The line is collateralized by inventory, receivables and general intangibles of the Company. The line of credit is personally guaranteed by Neil Koehler, member of the Company.

         TERMINAL CONTRACT: - The Company is party to four terminal contracts relating to the storage of ethanol. The contracts expire on different dates, ranging from March 31, 2004 through October 31, 2004, and are renewable on a year-to-year basis at end of the term. All four agreements are cancelable by either party at the end of the base term, or with 30 - 90 days notice prior to the end of any extended term. Fees associated with these contracts vary, and are dependent either on the volume of product in storage or on the volume of product delivered. One of the terminals charges a minimum monthly charge of $990 in addition to the variable rate. Storage fees paid to these terminals were $12,590 and $24,742 and $2,967 and $28,517 for December 31, 2002 and 2003

                             KINERGY MARKETING, LLC

                          NOTES TO FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 2003 IS UNAUDITED)

         and for the six months ended June 30, 2003 and 2004, respectively, and are recorded as cost of goods sold in the accompanying statements of income and member's equity (deficit).

         PURCHASE COMMITMENTS - During 2002, 2003 and for the six months ended June 30, 2003 and 2004, the Company entered into six-month purchase contracts with its major vendors to acquire a certain quantity of ethanol, at a specified price. The contracts run from April through September, and from October through March. As of December 31, 2003 and June 30, 2004, the outstanding balances on these contracts were approximately $12,355,000 and $10,261,000, respectively.

         SALES COMMITMENTS - During 2002, 2003 and for the six months ended June 30, 2003 and 2004, the Company entered into six-month sales contracts with its major vendors to sell a certain quantity of ethanol, at a specified price. The terms are similar to the purchase contracts. As of December 31, 2003 and June 30, 2004, the outstanding balances on these contracts were approximately $11,558,000 and $12,272,000, respectively.

         OPERATING LEASES - The Company leases office space in Davis, California. The lease is currently on a month-to-month basis. Total rent paid for the years ended December 31, 2002 and 2003 and the six months ended June 30, 2003 and 2004 was $2,890 and $3,070 and $1,500
         and $1,560, respectively.

         SALE OF COMPANY - On October 1, 2003 a Letter of Intent was entered into by the Company and Pacific Ethanol, Inc., for the acquisition of the Company by Pacific Ethanol, Inc. Under the proposed acquisition terms, Pacific Ethanol, Inc. shall acquire all of the outstanding membership interests in the Company in exchange for the issuance of two million five hundred thousand (2,500,000) shares of common stock in Pacific Ethanol, Inc. to the member of the Company. In May 2004, this agreement was cancelled when the Company entered into a new Share Exchange Agreement.

         On May 14, 2004, the Company entered into a stock-for-stock Share Exchange Agreement with Accessity Corp. (ACTY), Pacific Ethanol, Inc., and ReEnergy, LLC. Upon consummation of the Agreement, each of the acquired companies will become wholly-owned subsidiaries of ACTY and ACTY will re-incorporate in the State of Delaware and change its name to Pacific Ethanol, Inc. ACTY will issue approximately 18.8 million shares to acquire all the companies in this transaction. It is contemplated that the combined company will have approximately 22 million shares of common stock outstanding, on a fully-diluted basis, should all options and warrants be exercised following consummation of the share exchange transaction. The Agreement is subject to satisfaction of due diligence investigations by all of the parties, approval by a majority of ACTY's shareholders and certain other additional conditions to closing including completion of audits of Pacific Ethanol, Kinergy Marketing, LLC and Re-Energy LLC. As a further condition to the completion of the acquisitions, the current management of ACTY will resign and the current management of Pacific Ethanol, Inc. will assume management of the combined companies.

         See Note 6 for Subsequent Events

                             KINERGY MARKETING, LLC

                          NOTES TO FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 2003 IS UNAUDITED)

5.       RELATED PARTY TRANSACTIONS:
         ---------------------------

         During the year ended December 31, 2003, the Company paid consulting fees of approximately $10,000 to Kinergy Resources, LLC, an entity owned in part by the Company's sole member. There were no consulting fees paid for the year ended December 31, 2002 and the six months ended June 30, 2004.

         During the years ended December 31, 2002 and 2003, and the six months ended June 30, 2003 and 2004, the Company paid accounting fees totaling $32,000 and $24,000 and $19,425 and $8,798, respectively, to Kinergy, LLC, a company owned by a relative of the Company's sole member.

         The Company paid consulting fees related to market development, sales support, regulatory and governmental affairs of $15,000 and $30,000 to a relative of the Company's sole member for the year ended December 31, 2003 and the six months ended June 30, 2004, respectively. There were no fees paid for the year ended December 31, 2002.

         Accrued expense payable at June 30, 2004 for accounting and audit fees is unsecured and non-interest bearing. Amount is due to Pacific Ethanol, Inc., a related party.

6.       SUBSEQUENT EVENTS (UNAUDITED):
         ------------------------------

         On September 24, 2004, the Company entered into a $2,000,000 revolving line of credit with Comerica Bank which expires October 5, 2005. This line replaces the Washington Mutual Bank line (see Note 4) and is collateralized by inventory, receivables and general intangibles of the Company. The line of credit is personally guaranteed by Neil Koehler, sole member of the Company.

         On October 1, 2004, the Company was issued an Irrevocable Standby Letter of Credit by Comerica Bank, for any sum not to exceed a total of $300,000. The designated beneficiary is Archer Daniels Midland Co., a vendor of the Company, and the letter is valid through March 31, 2005.

         On October 1, 2004, the Company was issued an Irrevocable Standby Letter of Credit by Comerica Bank, for any sum not to exceed a total of $300,000. The designated beneficiary is Chief Ethanol Fuels, Inc., a vendor of the Company, and the letter is valid through March 31, 2005.

         The Company is in process of renegotiating vendor and customer contracts due to expire on September 30, 2004. No contracts have been fully executed yet. The Company anticipates it will have new executed contracts in place by the October 1, 2004 renewal date. The term of the new contracts will be six months with an expiration of March 31, 2005.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
REENERGY LLC

We have audited the accompanying balance sheets of ReEnergy LLC as of December 31, 2002 and 2003, and the related statements of income, members' equity and cash flows for the years ended December 31, 2002 and 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ReEnergy LLC as of December 31, 2002 and 2003, and the results of its operation and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.



/S/ BLANKENSHIP & COMPANY

May 24, 2004

                                  REENERGY LLC

                                 BALANCE SHEETS

                                                                             December 31,             June 30,
                                                                      -------------------------     ----------
                                                                         2002           2003           2004
                                                                      ----------     ----------     ----------
                                                                                                    (Unaudited)
                                     ASSETS
                                     ------
CURRENT ASSETS
  Cash                                                                $   42,770     $   12,739     $    3,835

CONSTRUCTION IN PROGRESS (Note 3)                                         33,026         81,829         90,433
                                                                      ----------     ----------     ----------

TOTAL ASSETS                                                          $   75,796     $   94,568     $   94,268
                                                                      ==========     ==========     ==========

                    LIABILITIES AND MEMBERS' EQUITY (DEFICIT)
                    -----------------------------------------

ACCOUNTS PAYABLE                                                      $   10,428     $     --       $     --

LONG TERM LIABILITIES                                                       --             --             --

COMMITMENT (Note 5)

MEMBERS' EQUITY (DEFICIT)
  Members' Equity                                                         65,368         94,568         94,268
                                                                      ----------     ----------     ----------

TOTAL LIABILITIES AND MEMBERS'
 EQUITY (DEFICIT)                                                     $   75,796     $   94,568     $   94,268
                                                                      ==========     ==========     ==========







    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                  REENERGY LLC

                            STATEMENTS OF OPERATIONS


                                                    For the years ended          For the six months ended
                                                        December 31,                     June 30,
                                                 --------------------------      --------------------------
                                                    2002            2003            2003            2004
                                                 ----------      ----------      ----------      ----------
                                                                                 (Unaudited)     (Unaudited)
NET SALES                                        $     --        $     --        $     --        $     --

COST OF SALES                                          --              --              --              --
                                                 ----------      ----------      ----------      ----------

GROSS PROFIT                                           --              --              --              --

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES            387            --              --              --
                                                 ----------      ----------      ----------      ----------

OPERATING LOSS                                         (387)           --              --              --

OTHER INCOME (EXPENSE)
  Taxes                                                (800)           (800)           (800)           (800)
                                                 ----------      ----------      ----------      ----------

NET LOSS                                         $   (1,187)     $     (800)     $     (800)     $     (800)
                                                 ==========      ==========      ==========      ==========



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                  REENERGY LLC

                     STATEMENTS OF MEMBERS' EQUITY (DEFICIT)
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2003
             AND FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)


                                                           Members
                                  ----------------------------------------------------------
                                                   Kinergy
                                   Flin-Mac,      Resources         Kent             Tom
                                     Inc.            LLC           Kaulfus         Koehler          Total
                                  ----------      ----------      ----------      ----------      ----------
Beginning balance,
January 1, 2002                   $    2,077      $    2,078      $     --        $     --        $    4,155

    Contributions                     31,200          31,200            --              --            62,400
    Net loss                            (594)           (593)           --              --            (1,187)
                                  ----------      ----------      ----------      ----------      ----------

Ending balance,
December 31, 2002                     32,683          32,685            --              --            65,368

    Contributions                     15,000          15,000            --              --            30,000
    Net  loss                           (267)           (266)           (267)           --              (800)
                                  ----------      ----------      ----------      ----------      ----------

Ending balance,
December 31, 2003                     47,416          47,419            (267)           --            94,568

    Contributions (unaudited)           --              --              --               500             500
    Net loss (unaudited)                (188)           (188)           (188)           (236)           (800)
                                  ----------      ----------      ----------      ----------      ----------

Ending balance,
June 30, 2004 (unaudited)         $   47,228      $   47,231      $     (455)     $      264      $   94,268
                                  ==========      ==========      ==========      ==========      ==========







    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                  REENERGY LLC

                            STATEMENTS OF CASH FLOWS

                                                          For the years ended           For the six months ended
                                                               December 31,                     June 30,
                                                       --------------------------      --------------------------
                                                          2002            2003            2003            2004
                                                       ----------      ----------      ----------      ----------
CASH FLOWS FROM OPERATING ACTIVITIES:                                                  (unaudited)     (unaudited)
  Net loss                                             $   (1,187)     $     (800)     $     (800)     $     (800)

  Adjustments to reconcile net loss
    to net cash provided by (used in) operating
    activities:
      Depreciation                                           --              --              --              --
      Changes in operating assets and liabilities:
        Accounts Payable                                   10,428         (10,428)        (10,428)           --
                                                       ----------      ----------      ----------      ----------

Net cash provided by (used in)
  operating activities                                      9,241         (11,228)        (11,228)           (800)
                                                       ----------      ----------      ----------      ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Work in process on plant                                (30,332)        (48,804)        (37,599)         (8,604)
                                                       ----------      ----------      ----------      ----------

          Net cash used in
            investing activities                          (30,332)        (48,804)        (37,599)         (8,604)
                                                       ----------      ----------      ----------      ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Contributed capital                                      62,400          30,000          10,000             500
                                                       ----------      ----------      ----------      ----------

          Net cash provided by
            financing activities                           62,400          30,000          10,000             500
                                                       ----------      ----------      ----------      ----------

NET INCREASE (DECREASE) IN CASH AND
  CASH EQUIVALENTS                                         41,309         (30,032)        (38,827)         (8,904)

CASH AND CASH EQUIVALENTS,
   beginning of period                                      1,461          42,770          42,770          12,739
                                                       ----------      ----------      ----------      ----------

CASH AND CASH EQUIVALENTS,
   end of period                                       $   42,770      $   12,738      $    3,943      $    3,835
                                                       ==========      ==========      ==========      ==========

SUPPLEMENTAL INFORMATION:
   Income taxes paid                                   $      800      $      800      $      800      $      800
                                                       ==========      ==========      ==========      ==========

                                  REENERGY LLC

                          NOTES TO FINANCIAL STATEMENTS
           (INFORMATION SUBSEQUENT TO DECEMBER 31, 2003 IS UNAUDITED)


1.       ORGANIZATION AND NATURE OF OPERATIONS:
         --------------------------------------

         ReEnergy LLC ("the Company"), a California limited liability corporation, was formed on October 4, 2001. ReEnergy LLC is a project development company to evaluate the feasibility of building an ethanol production facility in California.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
         -------------------------------------------

         BASIS OF ACCOUNTING - The Company presents its financial statements on the accrual basis of accounting in accordance with generally accepted accounting principles.

         ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

         INVENTORIES - Inventories are recorded at the lower of cost or market, on a first-in, first-out method. They consist of only finished goods.

         PROPERTY AND EQUIPMENT - Property, plant and equipment are stated at cost. Depreciation is computed using the straight-line method for financial reporting purposes. For federal and state income tax purposes depreciation is computed under the straight-line and modified accelerated cost recovery system.

         CASH EQUIVALENTS - For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. As of December 31, 2002 and 2003 and June 30, 2003 and 2004, there were no cash equivalents.

         INCOME TAXES - No provision for federal income taxes has been made in the financial statements since the Company's profit and losses are reported on the individual members' tax returns. The state tax for the years ended December 31, 2002 and 2003 was $800.

         INTERIM FINANCIAL INFORMATION - The June 30, 2003 and 2004 financial statements have been prepared by the Company without audit. In the opinion of management, the accompanying unaudited financial statements contain all adjustments (consisting of only normal recurring accruals) necessary for a fair presentation of the Company's financial position as of June 30, 2004 and the results of their operations and cash flows for the six month periods ended June 30, 2003 and 2004. The results of operations for the six month periods ended June 30, 2003 and 2004 are not necessarily indicative of those that will be obtained for the entire fiscal year.

3.       CONSTRUCTION IN PROGRESS:
         -------------------------

                                            Amortization      December 31,     December 31,     June 30,
                                               Period            2002             2003            2004
                                           ----------------------------------------------------------------
         Work in process on plant             40 years       $     33,026     $     88,829     $     90,433
         Less: accumulated amortization                              --               --               --
                                                             ------------     ------------     ------------
         Net book value                                      $     33,026     $     88,829     $     90,433
                                                             ============     ============     ============

4.       RELATED PARTY TRANSACTIONS:
         ---------------------------

         The Company has entered into a lease agreement with a member along with an option on 89 acres of land that is owned personally by this member. The member has received a 33.33% interest in ReEnergy for this option and his expertise in the bio-product area. The property has been appraised and if the option is exercised the member will receive fair market value for his property based on the appraised value.

         In May 2004, Tom Kohler, as an individual, acquired a 29.5% Membership interest in ReEnergy. Tom also holds a membership interest through his ownership in Kinergy Resources, LLC.

5.       COMMITMENT:
         -----------

         The Company entered into a stock-for-stock Share Exchange Agreement with Accessity Corp. (ACTY), Pacific Ethanol, Inc. and Kinergy Marketing, LLC on May 14, 2004. Upon consummation of the Agreement, each of the acquired companies will become wholly-owned subsidiaries of ACTY and ACTY will re-incorporate in the State of Delaware and change its name to Pacific Ethanol, Inc. ACTY will issue approximately 18.8 million shares to acquire all the companies in this transaction. It is contemplated that the combined company will have approximately 22 million shares of common stock outstanding, on a fully-diluted basis, should all options and warrants be exercised following consummation of the share exchange transaction. The Agreement is subject to satisfaction of due diligence investigations by all of the parties, approval by a majority of ACTY's shareholders and certain other additional conditions to closing including completion of audits of Pacific Ethanol, the Company and Kinergy Marketing, LLC. As a further condition to the completion of the acquisitions, the current management of ACTY will resign and the current management of Pacific Ethanol, Inc. will assume management of the combined companies.

                                                                      APPENDIX G

                                    NEW YORK
                            BUSINESS CORPORATION LAW

SS. 623.  PROCEDURE TO ENFORCE SHAREHOLDER'S RIGHT TO RECEIVE PAYMENT FOR SHARES

          (a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

          (b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

          (c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph
(g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

          (d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

          (e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenters' rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

          (f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.

          (g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by
(1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates [fig 1] for any such shares represented by certificates.

          (h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

               (1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

               (2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenters' rights shall be lost unless the Supreme Court, for good cause shown, shall otherwise direct.

               (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

               (4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice law and rules.

               (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

               (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

               (7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay;
(B) that no offer or required advance payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

               (8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates [fig 1] for any such shares represented by certificates.

          (i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be cancelled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

          (j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

               (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

               (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

               (3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

          (k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

          (l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

          (m) This section shall not apply to foreign corporations except as provided in subparagraph (e)(2) of section 907 (Merger or consolidation of domestic and foreign corporations).

SS.910.   RIGHT OF SHAREHOLDER TO RECEIVE PAYMENT FOR SHARES UPON MERGER OR
CONSOLIDATION, OR SALE, LEASE, EXCHANGE OR OTHER DISPOSITION OF ASSETS, OR SHARE EXCHANGE

          (a) A shareholder of a domestic corporation shall, subject to and by complying with section 623 (Procedure to enforce shareholder's right to receive payment for shares), have the right to receive payment of the fair value of his shares and the other rights and benefits provided by such section, in the following cases:

               (1) Any shareholder entitled to vote who does not assent to the taking of an action specified in clauses (A), (B) and (C).

                    (A) Any plan of merger or consolidation to which the corporation is a party; except that the right to receive payment of the fair value of his shares shall not be available:

                         (i)  To a shareholder of the parent corporation in a
merger authorized by section 905 (Merger of parent and subsidiary corporations), or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations); or (ii) To a shareholder of the surviving corporation in a merger authorized by this article, other than a merger specified in subclause (i), unless such merger effects one or more of the changes specified in subparagraph
(b) (6) of section 806 (Provisions as to certain proceedings) in the rights of the shares held by such shareholder; or (iii) Notwithstanding subclause (ii) of this clause, to a shareholder for the shares of any class or series of stock, which shares or depository receipts in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of merger or consolidation, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

                    (B) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval under section 909 (Sale, lease, exchange or other disposition of assets) other than a transaction wholly for cash where the shareholders' approval thereof is conditioned upon the dissolution of the corporation and the distribution of substantially all of its net assets to the shareholders in accordance with their respective interests within one year after the date of such transaction.

                    (C) Any share exchange authorized by section 913 in which the corporation is participating as a subject corporation; except that the right to receive payment of the fair value of his shares shall not be available to a shareholder whose shares have not been acquired in the exchange or to a shareholder for the shares of any class or series of stock, which shares or depository receipt in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of exchange, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

               (2) Any shareholder of the subsidiary corporation in a merger authorized by section 905 or paragraph (c) of section 907, or in a share exchange authorized by paragraph (g) of section 913, who files with the corporation a written notice of election to dissent as provided in paragraph (c) of section 623.

               (3) Any shareholder, not entitled to vote with respect to a plan of merger or consolidation to which the corporation is a party, whose shares will be cancelled or exchanged in the merger or consolidation for cash or other consideration other than shares of the surviving or consolidated corporation or another corporation.

                                                                      APPENDIX H



BEARINGPOINT

8725 W. Higgins Road
Chicago, IL 60631
Tel:  +1.773.867.6200
Fax: +1.773.867.4670

WWW.BEARINGPOINT.COM
--------------------


October 9, 2004



PRIVATE & CONFIDENTIAL

Board of Directors
Accessity Corp.
C/O Mr. Philip B. Kart
Chief Financial Officer
12514 West Atlantic Boulevard
Coral Springs, FL 33071



Dear Members of the Board of Directors:

We understand that Accessity Corp. ("Accessity" or the "Company"), related to its definitive agreement to acquire Pacific Ethanol, Inc., Kinergy Marketing, LLC and Re-Energy, LLC in a stock-for-stock share exchange, is contemplating a transaction (the "Transaction") in the following structure:

     a. 100 percent of the common stock of DriverShield CRM Corp. ("DriverShield CRM"), the beneficiary of the stream of royalties from ClaimsNet relating to the DriverShield CRM, the former collision repair business for insurance industry, will be transferred to Barry Siegel. This transfer shall take place pursuant to a written agreement between Accessity and Barry Siegel;

     b. Barry Siegel will receive a certain number of shares of Accessity's stock, not to exceed 400,000, which will be determined by the following formula: the excess of the value of the waived severance payment over the fair market value of Drivershield CRM divided by the closing price per share of the common stock of Accessity on the business day before the closing date of the Transaction; and,

     c. (a) and (b) will occur in consideration of the waiver by Barry Siegel of the change in control provisions set forth in the employment agreement between Accessity and Barry Siegel that expires December 31, 2004 (including the provisions that require Accessity to pay to Barry Siegel (i) a severance payment of 300% of his average annual salary for the past five years, less $100; (ii) the cash value of his outstanding but unexercised stock options; and (iii) for any and all other perquisites in the event that he is terminated for various reasons specified in such agreement following a change of control (as defined in such agreement).

BEARINGPOINT
Board of Directors
Accessity Corp.
Page 2



          BearingPoint, Inc. ("BearingPoint") has been engaged to render an opinion to the Board of Directors of Accessity (the "Board") as to:

               The fairness from a financial point of view (the "Opinion") of the consideration to be received by Barry Siegel as outlined in Items (a) and (b) in lieu of the waiver of the change in control provisions as outlined in Item (c) of the Transaction. We understand that our Opinion is being requested by Accessity management for use by the Board.

          In the course of our analyses for rendering this opinion, we have:

          1. REVIEWED the Share Exchange Agreement dated as of May 12, 2004 and amended as of July 29, 2004 and as of October 1, 2004 (the "Transaction Documents");

          2. REVIEWED Barry Siegel's employment agreement as of January 30, 2002, which expires on December 31, 2004;

          3. REVIEWED the Company's audited financial statements for the fiscal years ended December 31, 2002 and 2003 and the unaudited financial statements for the six month period ended June 30, 2004;

          4. REVIEWED Drivershield CRM's unaudited income statement for the fiscal year ended December 31, 2003 and the six month period ended June 30, 2004, as prepared by Company management;

          5. REVIEWED the Strategic Partnership Agreement entered into by the Company and ClaimsNet, which defines the terms of the agreement for ClaimsNet to operate Drivershield CRM;

          6. REVIEWED certain operating and financial information, including the financial projections, prepared by Company management relating to Drivershield CRM's business and prospects;

          7. INTERVIEWED certain members and senior and operating management of ClaimsNet and Drivershield CRM regarding its operations, financial statements and future prospects;

          8. INTERVIEWED senior management of the Company regarding the strategic rationale for the Transaction;

          9. CONDUCTED such other studies, analyses, inquiries and investigations, as we deemed appropriate.

          In the course of our review, we have relied upon and assumed, without independent verification, the accuracy, completeness and fair presentation of all financial and other information that was available to us from public sources and all the financial and other information provided to us by the Company and its representatives. We have further relied upon the assurances and representations of management that they are unaware of any facts that would make the information provided to us incomplete or misleading.

          With respect to the financial projections supplied to us, we assumed that, as of the date supplied to us, they were reasonably prepared on a basis reflecting the best available estimates and judgments of the management of the Company as to the future operating and financial performance of Drivershield CRM. In arriving at our opinion, we have not performed any independent appraisal of the assets of the Company.

BEARINGPOINT
Board of Directors
Accessity Corp.
Page 3



          We have relied as to certain legal matters on the advice of the Company's outside legal counsel.

          Our opinion is necessarily based on economic, market, financial and other conditions, as they exist and on the information made available to us, as of the date of this letter. It should be understood that, although developments subsequent to the date hereof may affect it, we do not have any obligation to update, revise or reaffirm this opinion.

          Based on the foregoing, it is our opinion that the consideration to be received by Barry Siegel as outlined in Items (a) and (b) in lieu of the waiver of the change in control provisions as outlined in Item (c) of the Transaction is fair from a financial point of view to the shareholders of the Company.

          The Opinion expressed herein is provided for the information and assistance of the Board of the Company in connection with the proposed Transaction. Our Opinion, as expressed herein, does not constitute a recommendation as to whether or not to vote in favor of the Transaction.

          Very truly yours,

          /s/ BEARINGPOINT